Registration No. 33-59474

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                                    --------
                       POST-EFFECTIVE AMENDMENT NO. 35 TO
                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     under
                           THE SECURITIES ACT OF 1933
                                      and
                             REGISTRATION STATEMENT
                                     under
                       THE INVESTMENT COMPANY ACT OF 1940
                                    --------
                         PRINCIPAL INVESTORS FUND, INC.
                   f/k/a PRINCIPAL SPECIAL MARKETS FUND, INC.
               (Exact name of Registrant as specified in Charter)
                         The Principal Financial Group
                             Des Moines, Iowa 50392
                    (Address of principal executive offices)
                                    --------
                        Telephone Number (515) 248-3842
                                    --------

                                     Copy to:
  MICHAEL D. ROUGHTON                JOHN W. BLOUCH, Esq.
  The Principal Financial Group      Dykema Gossett PLLC
  Des Moines, Iowa 50392             Franklin Square, Suite 300 West
                                     1300 I Street, N.W.
                                     Washington, DC 20005-3306


                    (Name and address of agent for service)
                                   ----------

It is proposed that this filing will become effective (check appropriate box)

      _____   immediately upon filing pursuant to paragraph (b) of Rule 485
      _XX__   on September 27, 2004 pursuant to paragraph (b) of Rule 485
      _____   60 days after filing  pursuant to  paragraph  (a)(1) of Rule 485
      _____   on (date) pursuant  to  paragraph (a)(1) of Rule 485
      _____   75 days  after  filing pursuant  to  paragraph  (a)(2) of Rule 485
      _____   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:)

      _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

                         PRINCIPAL INVESTORS FUND, INC.








 This Prospectus describes a mutual fund organized by Principal Life Insurance
                        Company/(R) /("Principal Life").



             The date of this Prospectus is September 27, 2004.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Descriptions.......................................................

 Domestic Stocks - LargeCap Funds

  LargeCap Blend Fund I.................................................

  LargeCap Growth Fund..................................................

  LargeCap S&P 500 Index Fund...........................................

  LargeCap Value Fund...................................................

  Partners LargeCap Blend Fund..........................................

  Partners LargeCap Blend Fund I........................................

  Partners LargeCap Growth Fund.........................................

  Partners LargeCap Growth Fund I.......................................

  Partners LargeCap Growth Fund II......................................

  Partners LargeCap Value Fund..........................................

  Partners LargeCap Value Fund I........................................


 Domestic Stocks - MidCap Funds

  MidCap Blend Fund.....................................................

  MidCap Growth Fund....................................................

  MidCap S&P 400 Index Fund.............................................

  MidCap Value Fund.....................................................

  Partners MidCap Growth Fund...........................................

  Partners MidCap Growth Fund I.........................................

  Partners MidCap Value Fund............................................

  Partners MidCap Value Fund I..........................................


 Domestic Stocks - SmallCap Funds

  Partners SmallCap Blend Fund..........................................

  Partners SmallCap Growth Fund I.......................................

  Partners SmallCap Growth Fund II......................................

  Partners SmallCap Growth Fund III.....................................

  Partners SmallCap Value Fund ..........................................

  Partners SmallCap Value Fund I........................................

  Partners SmallCap Value Fund II.......................................

  SmallCap Blend Fund...................................................

  SmallCap Growth Fund..................................................

  SmallCap S&P 600 Index Fund...........................................

  SmallCap Value Fund...................................................


 Fixed Income/Stable Funds

  Bond & Mortgage Securities Fund.......................................

  Capital Preservation Fund.............................................

  Government Securities Fund............................................

  High Quality Intermediate-Term Bond Fund..............................

  High Quality Long-Term Bond Fund......................................

  High Quality Short-Term Bond Fund.....................................

  Money Market Fund.....................................................

  Preferred Securities Fund.............................................


 Balanced/Asset Allocation Funds

  Principal LifeTime Strategic Income Fund..............................

  Principal LifeTime 2010 Fund..........................................

  Principal LifeTime 2020 Fund..........................................

  Principal LifeTime 2030 Fund..........................................

  Principal LifeTime 2040 Fund..........................................

  Principal LifeTime 2050 Fund..........................................


 Real Estate Funds
  Real Estate Securities Fund...........................................


 International Stock Funds

  International Emerging Markets Fund...................................

  International Fund I..................................................

  International Fund II.................................................

  Partners International Fund...........................................


General Information

 The Costs of Investing.................................................

 Certain Investment Strategies and Related Risks........................

 Management, Organization and Capital Structure.........................

 Pricing of Fund Shares.................................................

 Purchase of Fund Shares................................................

 Redemption of Fund Shares..............................................

 Exchange of Fund Shares................................................

 Dividends and Distributions............................................

 Fund Account Information...............................................

 Financial Highlights...................................................

Appendix A..............................................................

Additional Information..................................................

FUND DESCRIPTIONS


Principal Investors Fund, Inc. is comprised of many investment portfolios ("Funds"). Principal Management Corporation*, the "Manager" of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Funds. The Manager has selected a Sub-Advisor for the Funds based on the Sub-Advisor's experience with the investment strategy for which it was selected.


The Sub-Advisors are:
.. Alliance Capital Management L.P. ("Alliance")
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. American Century Investment Management, Inc. ("American Century")

.. Ark Asset Management Co., Inc. ("Ark Asset")
.. Dimensional Fund Advisors Inc. ("Dimensional")
.. The Dreyfus Corporation ("Dreyfus")

.. Emerald Advisers Inc. ("Emerald")
.. Fidelity Management & Research Company ("FMR")
.. Goldman Sachs Asset Management LP ("GSAM")
.. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
.. J.P. Morgan Investment Management Inc. ("Morgan")

.. Los Angeles Capital Management and Equity Research, Inc. ("LA Capital") .. Mazama Capital Management, Inc. ("Mazama")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Principal Real Estate Investors, LLC ("Principal - REI")*

.. Spectrum Asset Management, Inc. ("Spectrum")
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. Turner Investment Partners, Inc. ("Turner")
.. UBS Global Asset Management (New York) Inc. ("UBS Global AM")
.. Wellington Management Company, LLP ("Wellington Management")
  * Principal Management Corporation, Principal, Principal - REI, Princor Financial Services Corporation ("Princor") and Principal Life are members of the Principal Financial Group/(R)/.


The Funds offer five different classes of shares through this prospectus, each of which may be purchased through retirement plans though not all plans offer each Fund. Such plans may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best meets your situation (not all classes are available to all plans). Not all of the Funds or all Classes of each Fund are offered in every state. Please check with your financial advisor or our home office for state availability.


EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.


In the description for each Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, there is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."

Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund's annual returns and its long-term performance. The chart shows how the Advisors Select Class's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


Call the Principal Investors Fund at 1-800-547-7754 to get the current 7-day yield for the Capital Preservation Fund and the Money Market Fund.


FEES AND EXPENSES
The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets). A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume an investment of $10,000 in a Fund for the time periods indicated. The examples also assume that the investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Based on these assumptions, the costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager or any Sub-Advisor.
.. Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DOMESTIC STOCKS - LARGECAP FUNDS

LARGECAP BLEND FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 95% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of August 31, 2004 this range was between approximately $503 million and $346 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below "fair value" for these stocks will result in investment management success. Principal's investment process is designed to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns mare dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2003    27.39



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  14.82%
                            LOWEST  Q1 '03  -3.50%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
3.14%; Advisors Preferred Class is 3.22%;
Select Class is 3.30%; and Preferred Class is 3.38%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                       N/A             N/A
 ADVISORS SELECT CLASS.....                27.39                                N/A                       N/A           27.30
 ADVISORS PREFERRED CLASS..                27.61                                N/A                       N/A           27.53
 SELECT CLASS..............                27.85                                N/A                       N/A           27.76
 PREFERRED CLASS...........                27.99                                N/A                       N/A           27.90
 S&P 500 Index ............                28.67                              -0.57                     11.06
 Morningstar Large Blend
 Category .................                26.72                              -0.43                      9.24
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 30, 2002.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.60%     0.60%      0.60%    0.60%      0.60%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.48%     1.35%      1.17%    0.98%      0.86%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1     3     5      10
 ADVISORS SIGNATURE CLASS                                                             $151  $468  $808  $1,768
 ADVISORS SELECT CLASS                                                                 137   428   739   1,624
 ADVISORS PREFERRED CLASS                                                              119   372   644   1,420
 SELECT CLASS                                                                          100   312   542   1,201
 PREFERRED CLASS                                                                        88   274   477   1,061

LARGECAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of August 31, 2004 this range was between approximately $530 million and $346.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 25% of Fund assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Fund attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -24.75
2002    -28.84
2003    23.83



                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ4 '0113.49%
                            LOWEST Q1 '01-23.45%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
3.45%; Advisors Preferred Class is 3.48%;
Select Class is 3.68%; and Preferred Class is 3.58%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                      N/A               N/A
 ADVISORS SELECT CLASS.....                23.83                                N/A                      N/A            -14.48
 ADVISORS PREFERRED CLASS..                28.66                                N/A                      N/A            -13.35
 SELECT CLASS..............                26.52                                N/A                      N/A            -13.71
 PREFERRED CLASS...........                24.24                                N/A                      N/A            -14.16
 Russell 1000 Growth Index                 29.76                              -5.11                     9.21
 Morningstar Large Growth
 Category .................                28.55                              -3.20                     7.96
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.55%     0.55%      0.55%    0.55%      0.55%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.43%     1.30%      1.12%    0.93%      0.81%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1     3     5      10
 ADVISORS SIGNATURE CLASS                                                             $146  $452  $782  $1,713
 ADVISORS SELECT CLASS                                                                 132   412   713   1,568
 ADVISORS PREFERRED CLASS                                                              114   356   617   1,363
 SELECT CLASS                                                                           95   296   515   1,143
 PREFERRED CLASS                                                                        83   259   450   1,002

LARGECAP S&P 500 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of August 31, 2004, the market capitalization range of the Index was between approximately $503 million and $346 billion. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.

MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -12.58
2002    -22.89
2003    27.20



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  15.12%
                            LOWEST  Q3 '02  -17.48%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
2.94%; Advisors Preferred Class is 3.06%;
Select Class is 3.06%; and Preferred Class is 3.17%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                       N/A             N/A
 ADVISORS SELECT CLASS.....                27.20                                N/A                       N/A           -5.61
 ADVISORS PREFERRED CLASS..                27.43                                N/A                       N/A           -5.44
 SELECT CLASS..............                27.82                                N/A                       N/A           -5.23
 PREFERRED CLASS...........                27.69                                N/A                       N/A           -5.05
 S&P 500 Index ............                28.67                              -0.57                     11.06
 Morningstar Large Blend
 Category .................                26.72                              -0.43                      9.24
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.15%     0.15%      0.15%    0.15%      0.15%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.03%     0.90%      0.72%    0.53%      0.41%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1     3     5      10
 ADVISORS SIGNATURE CLASS                                                             $105  $328  $569  $1,259
 ADVISORS SELECT CLASS                                                                  92   287   498   1,108
 ADVISORS PREFERRED CLASS                                                               74   230   401     894
 SELECT CLASS                                                                           54   170   296     665
 PREFERRED CLASS                                                                        42   132   230     518

LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of August 31, 2004 this range was between approximately $530 million and $346.1 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The portfolio turnover rate for the Fund for the six month period ended April 30,

2004 was 252.2%.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -7.80
2002    -13.56
2003    25.14



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  15.08%
                            LOWEST  Q3 '02  -15.16%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
3.00%; Advisors Preferred Class is 3.21%;
Select Class is 3.11%; and Preferred Class is 3.10%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                       N/A             N/A
 ADVISORS SELECT CLASS.....                25.14                                N/A                       N/A            0.93
 ADVISORS PREFERRED CLASS..                24.77                                N/A                       N/A            0.95
 SELECT CLASS..............                25.00                                N/A                       N/A            1.14
 PREFERRED CLASS...........                25.63                                N/A                       N/A            1.38
 Russell 1000 Value Index .                30.03                               3.57                     11.87
 Morningstar Large Value
 Category .................                28.40                               2.53                      9.85
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.45%     0.45%      0.45%    0.45%      0.45%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.33%     1.20%      1.02%    0.83%      0.71%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1     3     5      10
 ADVISORS SIGNATURE CLASS                                                             $135  $421  $729  $1,601
 ADVISORS SELECT CLASS                                                                 122   381   660   1,455
 ADVISORS PREFERRED CLASS                                                              104   325   563   1,248
 SELECT CLASS                                                                           85   265   460   1,025
 PREFERRED CLASS                                                                        73   227   395     883

PARTNERS LARGECAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of August 31, 2004 this range was between approximately $503 million and $346 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund's Sub-Advisor, T. Rowe Price, uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the Standard & Poor's 500 Stock Index ("S&P 500 Index"). Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.


A team of equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund. They oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, T. Rowe Price limits the Fund's exposure to each business sector that comprises the S&P 500 Index.


In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization and foreign stocks (up to 25% of assets) may also be purchased in keeping with Fund objectives. Futures and options may be employed from time to time to manage flows of cash into and out of the Fund. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns mare dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the six month period ended April 30, 2004 was 163.4%.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

T. Rowe Price became the Sub-Advisor to the Fund effective March 9, 2004.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -7.90
2002    -16.96
2003    23.36



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  14.14%
                            LOWEST  Q3 '02  -15.62%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
2.43%; Advisors Preferred Class is 2.52%;
Select Class is 2.72%; and Preferred Class is 2.73%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                       N/A             N/A
 ADVISORS SELECT CLASS.....                23.36                                N/A                       N/A           -1.24
 ADVISORS PREFERRED CLASS..                23.36                                N/A                       N/A           -1.10
 SELECT CLASS..............                24.00                                N/A                       N/A           -0.86
 PREFERRED CLASS...........                23.77                                N/A                       N/A           -0.84
 S&P 500 Index ............                28.67                              -0.57                     11.06
 Morningstar Large Blend
 Category .................                26.72                              -0.43                      9.24
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.75%     0.75%      0.75%    0.75%      0.75%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.63%     1.50%      1.32%    1.13%      1.01%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3     5      10
 ADVISORS SIGNATURE CLASS                                                            $166  $514  $887  $1,933
 ADVISORS SELECT CLASS                                                                153   474  $818   1,791
 ADVISORS PREFERRED CLASS                                                             134   418   723   1,590
 SELECT CLASS                                                                         115   359   622   1,375
 PREFERRED CLASS                                                                      103   322   558   1,236

PARTNERS LARGECAP BLEND FUND I
The Fund seeks long-term growth of capital.

The Manager has selected GSAM and Wellington Management as Sub-Advisors to the Fund. Though the percentages are not fixed, GSAM manages approximately 70% of the Fund's assets and Wellington Management approximately 30% of the Fund's assets.


MAIN STRATEGIES

The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of August 31, 2004, the range was between approximately $503 million and $346 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

GSAM selects investments for the Fund using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. GSAM seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields.


GSAM uses a proprietary multifactor model, a rigorous computerized rating system. This quantitative investment model is used to identify securities within a broadly diversified portfolio of large capitalization and blue chip companies that may exhibit the potential for above-average returns. From this list of companies, GSAM applies a quantitative analysis to select companies for the Fund which it believes will closely track the S&P 500 Index.


GSAM seeks to outperform the S&P 500 Index by overweighting stocks that are more likely to outperform the bench mark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.


Wellington Management employs a two-fold investment approach that combines top-down sector analysis and bottom-up security selection. Macro-economic data including GDP growth rates, employment gains, as well as the outlook for inflation and interest rates, is considered to identify sectors and industries Wellington Management believes will grow faster than the economy over the next 12 to 18 months.


Wellington Management then selects portfolio investments on the basis of fundamental analysis, which it utilizes to identify those securities that provide the potential for long-term growth of capital. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. When selecting securities of issuers domiciled outside the U.S., Wellington Management also monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:

STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns mare dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Goldman Sachs and Wellington Management became Sub-Advisors to the Fund on December 16, 2002.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -17.44
2002    -25.35
2003    26.92



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  13.99%
                            LOWEST  Q3 '02  -17.75%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
3.83%; Advisors Preferred Class is 3.95%;
Select Class is 4.09%; and Preferred Class is 4.08%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                       N/A             N/A
 ADVISORS SELECT CLASS.....                26.92                                N/A                       N/A           -8.27
 ADVISORS PREFERRED CLASS..                27.31                                N/A                       N/A           -8.08
 SELECT CLASS..............                27.38                                N/A                       N/A           -7.95
 PREFERRED CLASS...........                27.70                                N/A                       N/A           -7.80
 S&P 500 Index ............                28.67                              -0.57                     11.06
 Morningstar Large Blend
 Category .................                26.72                              -0.43                      9.24
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.45%     0.45%      0.45%    0.45%      0.45%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.33%     1.20%      1.02%    0.83%      0.71%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1     3     5      10
 ADVISORS SIGNATURE CLASS                                                             $135  $421  $729  $1,601
 ADVISORS SELECT CLASS                                                                 122   381   660   1,455
 ADVISORS PREFERRED CLASS                                                              104   325   563   1,248
 SELECT CLASS                                                                           85   265   460   1,025
 PREFERRED CLASS                                                                        73   227   395     883

PARTNERS LARGECAP GROWTH FUND
The Fund seeks to achieve long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that the Sub-Advisor, GMO, believes are fast-growing and whose earning are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. The Sub-Advisor invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations. The Fund typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Fund may invest up to 25% of its assets in foreign securities, including American Depository Receipts (ADRs), at the time of purchase.


When deciding whether to buy or sell stocks for the Fund, GMO considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.


In addition to the main investment strategies described above, GMO may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the Statement of Additional Information.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns mare dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.

ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the six month period ended April 30, 2004 was 162.8%.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Fund is designed as a long-term investment with growth potential.

GMO became the Sub-Advisor to the Fund effective March 9, 2004.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2003    22.60



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  11.39%
                            LOWEST  Q1 '03  -1.70%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
0.41%; Advisors Preferred Class is 0.57%;
Select Class is 0.65%; and Preferred Class is 0.65%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                       N/A             N/A
 ADVISORS SELECT CLASS.....                22.60                                N/A                       N/A           22.53
 ADVISORS PREFERRED CLASS..                22.80                                N/A                       N/A           22.73
 SELECT CLASS..............                23.00                                N/A                       N/A           22.93
 PREFERRED CLASS...........                23.20                                N/A                       N/A           23.13
 Russell 1000 Growth Index                 29.76                              -5.11                      9.21
 S&P 500 Index ............                28.67                              -0.57                     11.06
 Morningstar Large Growth
 Category .................                28.55                              -3.20                      7.96
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 30, 2002.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3       5      10
 ADVISORS SIGNATURE CLASS                                                            $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                             160   496     855   1,867
 SELECT CLASS                                                                         140   437     755   1,657
 PREFERRED CLASS                                                                      128   400     692   1,523

PARTNERS LARGECAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies in the Russell 1000 Growth Index (as of August 31, 2004, this range was between approximately $530 million and $346.1 billion) at the time of purchase. The Fund's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives then the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


MAIN RISKS
The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

T. Rowe Price become the Sub-Advisor to the Fund on August 24, 2004.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -15.07
2002    -28.41
2003    23.22



                          The Fund's Advisors Select highest/lowest quarterly returns during this time period were:
                           HIGHESTQ4 '0112.73%
                           LOWEST Q1 '01-18.23%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
2.11%; Advisors Preferred Class is 2.20%;
Select Class is 2.36%; and Preferred Class is 2.35%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                     PAST 1 YEAR                           PAST 5 YEARS               PAST 10 YEARS
 ADVISORS SIGNATURE
 CLASS.................                   N/A                                    N/A                        N/A
 ADVISORS SELECT CLASS.                 23.22                                    N/A                        N/A
 ADVISORS PREFERRED
 CLASS.................                 23.26                                    N/A                        N/A
 SELECT CLASS..........                 23.54                                    N/A                        N/A
 PREFERRED CLASS.......                 23.77                                    N/A                        N/A
 Russell 1000 Growth
 Index/(1)/ ...........                 29.76                                  -5.11                       9.21
 S&P 500 Index ........                 28.67                                  -0.57                      11.06
 Morningstar Large
 Growth Category......                  28.55                                  -3.20                       7.96
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was
  December 6, 2000.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.
                           LIFE OF FUND*
 ADVISORS SIGNATURE              N/A
 CLASS.................
 ADVISORS SELECT CLASS.       -10.74
 ADVISORS PREFERRED           -10.13
 CLASS.................
 SELECT CLASS..........       -10.41
 PREFERRED CLASS.......       -10.24
 Russell 1000 Growth
 Index/(1)/ ...........
 S&P 500 Index ........
 Morningstar Large
 Growth Category......
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was
  December 6, 2000.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.75%     0.75%      0.75%    0.75%      0.75%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.63%     1.50%      1.32%    1.13%      1.01%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3     5      10
 ADVISORS SIGNATURE CLASS                                                            $166  $514  $887  $1,933
 ADVISORS SELECT CLASS                                                                153   474   818   1,791
 ADVISORS PREFERRED CLASS                                                             134   418   723   1,590
 SELECT CLASS                                                                         115   359   622   1,375
 PREFERRED CLASS                                                                      103   322   558   1,236

PARTNERS LARGECAP GROWTH FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal markets, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of August 31, 2004, the range was between approximately $530 million and $346.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, American Century, selects stocks for investment that it believes will increase in value over time using a growth investment strategy it developed. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that is faster this quarter than last or faster this year than the year before. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.


American Century uses a bottom-up approach to select securities to buy for the Fund. This means that American Century makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using its extensive database, American Century tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help American Century select or hold the securities of companies they believe will be able to sustain accelerating growth and sell the securities of companies whose growth begins to slow down.


American Century does not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in securities regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leveraged futures and options and other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. American Century has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, American Century cannot invest in a derivative security if it would be possible for the Fund to lose more money than it invested. In addition, up to 25% of Fund assets may be invested in foreign securities.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Fund(e.g., a reduction in the Fund's net asset value) may leave the Fund in a worse position than if these strategies were not used.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the six month period ended April 30, 2004 was 187.1%.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -18.40
2002    -26.52
2003    24.96



                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ4 '0114.47%
                            LOWEST Q1 '01-19.72%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
2.02%; Advisors Preferred Class is 2.01%;
Select Class is 2.00%; and Preferred Class is 1.99%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                      N/A               N/A
 ADVISORS SELECT CLASS.....                24.96                                N/A                      N/A            -10.75
 ADVISORS PREFERRED CLASS..                25.00                                N/A                      N/A            -10.59
 SELECT CLASS..............                25.42                                N/A                      N/A            -10.40
 PREFERRED CLASS...........                25.71                                N/A                      N/A            -10.28
 Russell 1000 Growth Index                 29.76                              -5.11                     9.21
 Morningstar Large Growth
 Category .................                28.55                              -3.20                     7.96
  Index performance does not reflect deductions for fees, expenses or taxes.
  *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
  *Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3       5      10
 ADVISORS SIGNATURE CLASS                                                            $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                             160   496     855   1,867
 SELECT CLASS                                                                         140   437     755   1,657
 PREFERRED CLASS                                                                      128   400     692   1,523

PARTNERS LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of August 31, 2004, this range was between approximately $530 million and $346.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    4.96
2002    -14.14
2003    26.46



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  15.40%
                            LOWEST  Q3 '02  -18.62%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
3.24%; Advisors Preferred Class is 3.32%;
Select Class is 0.65%; and Preferred Class is 3.48%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                       N/A             N/A
 ADVISORS SELECT CLASS.....                26.46                                N/A                       N/A            5.98
 ADVISORS PREFERRED CLASS..                26.74                                N/A                       N/A            6.93
 SELECT CLASS..............                26.98                                N/A                       N/A            6.34
 PREFERRED CLASS...........                27.08                                N/A                       N/A            6.49
 Russell 1000 Value Index .                30.03                               3.57                     11.87
 Morningstar Large Value
 Category .................                28.40                               2.53                      9.85
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.80%     0.80%      0.80%    0.80%      0.80%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.68%     1.55%      1.37%    1.18%      1.06%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.20      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3     5      10
 ADVISORS SIGNATURE CLASS                                                            $171  $530  $913  $1,987
 ADVISORS SELECT CLASS                                                                158   490   845   1,845
 ADVISORS PREFERRED CLASS                                                             139   434   750   1,646
 SELECT CLASS                                                                         120   375   649   1,432
 PREFERRED CLASS                                                                      108   337   585   1,294

PARTNERS LARGECAP VALUE FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of August 31, 2004 this range was between approximately $530 million and $346.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Key to the process used by the Sub-Advisor, UBS Global AM, in selecting securities for the Fund is fundamental investment research. UBS Global AM focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the assessment of UBS Global AM of what a security is worth. UBS Global AM seeks to select securities with fundamental values that it estimates to be greater than its market value at any given time. For each stock under analysis, UBS Global AM bases its estimates of fundamental value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. UBS Global AM derives investment value and organizes collective investment insights with an emphasis on primary research and company visits. UBS Global AM uses "uncommon" sources of information where, using a long-term focus, its analysts gather information concerning the ability of individual companies to generate profits, as well as analyze industry competitive strategy, structure and global integration.


UBS Global AM follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

As the inception date of the Fund is June 1, 2004, historical performance information is not available. The Advisors Signature shares were added on September 27, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.80%     0.80%      0.80%    0.80%      0.80%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.68%     1.55%      1.37%    1.18%      1.06%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                            1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                $171  $530  $913  $1,987
 ADVISORS SELECT CLASS                                                                    158   490   845   1,845
 ADVISORS PREFERRED CLASS                                                                 139   434   750   1,646
 SELECT CLASS                                                                             120   375   649   1,432
 PREFERRED CLASS                                                                          108   337   585   1,294

DOMESTIC STOCK - MIDCAP FUNDS

MIDCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index (as of August 31, 2004, this range was between approximately $530 million and $14.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 25% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells
Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -3.93
2002    -9.07
2003    31.03



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  14.00%
                            LOWEST  Q3 '01  -10.69%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
5.88%; Advisors Preferred Class is 6.12%;
Select Class is 6.14%; and Preferred Class is 6.21%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                       N/A             N/A
 ADVISORS SELECT CLASS.....                31.03                                N/A                       N/A            5.92
 ADVISORS PREFERRED CLASS..                31.21                                N/A                       N/A            6.12
 SELECT CLASS..............                33.02                                N/A                       N/A            6.69
 PREFERRED CLASS...........                31.62                                N/A                       N/A            6.44
 Russell Midcap Index .....                40.08                               7.24                     12.18
 Morningstar Mid-Cap Blend
 Category .................                36.42                               7.78                     11.48
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.65%     0.65%      0.65%    0.65%      0.65%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.53%     1.40%      1.22%    1.03%      0.91%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1     3     5      10
 ADVISORS SIGNATURE CLASS                                                             $156  $483  $834  $1,824
 ADVISORS SELECT CLASS                                                                 143   443   766   1,680
 ADVISORS PREFERRED CLASS                                                              124   387   670   1,477
 SELECT CLASS                                                                          105   328   569   1,259
 PREFERRED CLASS                                                                        93   290   504   1,120

MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of August 31, 2004, this range was between approximately $530 million and $13.2 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Up to 25% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes to have sustainable competitive advantages and reasonable stock prices. It then constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over-and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the six month period ended April 30, 2004 was 356.1%.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -25.40
2002    -40.85
2003    31.65



                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ4 '0135.32%
                            LOWEST Q3 '01-36.54%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
4.92%; Advisors Preferred Class is 5.07%;
Select Class is 5.05%; and Preferred Class is 5.20%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                      N/A               N/A
 ADVISORS SELECT CLASS.....                31.65                                N/A                      N/A            -17.26
 ADVISORS PREFERRED CLASS..                32.06                                N/A                      N/A            -17.08
 SELECT CLASS..............                32.14                                N/A                      N/A            -16.97
 PREFERRED CLASS...........                32.54                                N/A                      N/A            -16.82
 Russell Midcap Growth
 Index ....................                42.72                               2.01                     9.41
 Morningstar Mid-Cap Growth
 Category .................                36.09                               2.61                     8.38
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.65%     0.65%      0.65%    0.65%      0.65%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.53%     1.40%      1.22%    1.03%      0.91%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1     3     5      10
 ADVISORS SIGNATURE CLASS                                                             $156  $483  $834  $1,824
 ADVISORS SELECT CLASS                                                                 143   443   766   1,680
 ADVISORS PREFERRED CLASS                                                              124   387   670   1,477
 SELECT CLASS                                                                          105   328   569   1,259
 PREFERRED CLASS                                                                        93   290   504   1,120

MIDCAP S&P 400 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") MidCap 400 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of August 31, 2004, the market capitalization range of the Index was between approximately $210 million and $8.3 billion. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap 400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P MidCap 400. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund's portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


Principal reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -1.53
2002    -15.84
2003    34.19



                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ4 '0117.52%
                            LOWEST  Q3 '02  -16.80%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
5.48%; Advisors Preferred Class is 5.66%;
Select Class is 5.75%; and Preferred Class is 5.83%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                       N/A             N/A
 ADVISORS SELECT CLASS.....                34.19                                N/A                       N/A            4.62
 ADVISORS PREFERRED CLASS..                34.58                                N/A                       N/A            4.80
 SELECT CLASS..............                34.56                                N/A                       N/A            4.96
 PREFERRED CLASS...........                34.82                                N/A                       N/A            5.10
 S&P MidCap 400 Index .....                35.59                               9.20                     13.91
 Morningstar Mid-Cap Blend
 Category .................                36.42                               7.78                     11.48
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.15%     0.15%      0.15%    0.15%      0.15%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.03%     0.90%      0.72%    0.53%      0.41%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1     3     5      10
 ADVISORS SIGNATURE CLASS                                                             $105  $328  $569  $1,259
 ADVISORS SELECT CLASS                                                                  92   287   498   1,108
 ADVISORS PREFERRED CLASS                                                               74   230   401     894
 SELECT CLASS                                                                           54   170   296     665
 PREFERRED CLASS                                                                        42   132   230     518

MIDCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of August 31, 2004, this range was between approximately $530 million and $14.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the six month period ended April 30, 2004 was 221.2%.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    2.72
2002    -8.28
2003    27.20



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  14.85%
                            LOWEST  Q3 '02  -12.77%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
3.56%; Advisors Preferred Class is 3.74%;
Select Class is 3.77%; and Preferred Class is 3.84%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                       N/A             N/A
 ADVISORS SELECT CLASS.....                27.20                                N/A                       N/A            7.94
 ADVISORS PREFERRED CLASS..                27.35                                N/A                       N/A            7.96
 SELECT CLASS..............                27.60                                N/A                       N/A            7.87
 PREFERRED CLASS...........                27.65                                N/A                       N/A            8.11
 Russell Midcap Value Index                38.06                               8.73                     13.04
 Morningstar Mid-Cap Value
 Category .................                34.38                               9.11                     11.67
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.65%     0.65%      0.65%    0.65%      0.65%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.53%     1.40%      1.22%    1.03%      0.91%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3     5      10
 ADVISORS SIGNATURE CLASS                                                            $156  $483  $834  $1,824
 ADVISORS SELECT CLASS                                                                143   443   766   1,680
 ADVISORS PREFERRED CLASS                                                             124   387   670   1,477
 SELECT CLASS                                                                         105   328   569   1,259
 PREFERRED CLASS                                                                       93   290   504   1,120

PARTNERS MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of August 31, 2004, this range was between approximately $530 million and $13.2 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -28.04
2002    -32.58
2003    47.93



                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ4 '0124.92%
                            LOWEST Q3 '01-31.51%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
2.93%; Advisors Preferred Class is 3.01%;
Select Class is 3.16%; and Preferred Class is 3.14%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                      N/A               N/A
 ADVISORS SELECT CLASS.....                47.93                                N/A                      N/A            -11.55
 ADVISORS PREFERRED CLASS..                47.97                                N/A                      N/A            -11.00
 SELECT CLASS..............                48.24                                N/A                      N/A            -11.23
 PREFERRED CLASS...........                48.93                                N/A                      N/A            -11.04
 Russell Midcap Growth
 Index ....................                42.72                               2.01                     9.41
 Morningstar Mid-Cap Growth
 Category .................                36.09                               2.61                     8.38
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3       5      10
 ADVISORS SIGNATURE CLASS                                                            $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                             160   496     855   1,867
 SELECT CLASS                                                                         140   437     755   1,657
 PREFERRED CLASS                                                                      128   400     692   1,523

PARTNERS MIDCAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of August 31, 2004, this range was between approximately $530 million and $13.2 billion)) at the time of purchase. In the view of the Sub-Advisor, Dreyfus, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Dreyfus uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Dreyfus manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The inception date of the Fund is December 15, 2003. The Advisors Select, Advisors Preferred, Select and Preferred Classes were added to the Fund on June 1, 2004. The Advisors Signature Class was added to the Fund on September 27, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                            1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                    178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                                 160   496     855   1,867
 SELECT CLASS                                                                             140   437     755   1,657
 PREFERRED CLASS                                                                          128   400     692   1,523

PARTNERS MIDCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of August 31, 2004, this range was between approximately $530 million and $14.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -2.52
2002    -10.54
2003    34.83



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  14.40%
                            LOWEST  Q3 '02  -14.54%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
7.40%; Advisors Preferred Class is 7.50%;
Select Class is 7.63%; and Preferred Class is 7.69%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                       N/A             N/A
 ADVISORS SELECT CLASS.....                34.83                                N/A                       N/A            7.59
 ADVISORS PREFERRED CLASS..                35.12                                N/A                       N/A            8.22
 SELECT CLASS..............                35.42                                N/A                       N/A            8.00
 PREFERRED CLASS...........                35.56                                N/A                       N/A            8.12
 Russell Midcap Value Index                38.06                               8.73                     13.04
 Morningstar Mid-Cap Value
 Category .................                34.38                               9.11                     11.67
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3       5      10
 ADVISORS SIGNATURE CLASS                                                            $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                             160   496     855   1,867
 SELECT CLASS                                                                         140   437     755   1,657
 PREFERRED CLASS                                                                      128   400     692   1,523

PARTNERS MIDCAP VALUE FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Value Index (as of August 31, 2004, the range was between approximately $530 million and $14.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

The stocks are selected using a value oriented investment approach by the Sub-Advisor, GSAM. GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such company's long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The inception date of the Fund is December 15, 2003. Advisors Select, Advisors Preferred, Select and Preferred shares were added to the Fund on June 1, 2004. Advisors Signature shares were added to the Fund on XXXXX.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                            1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                    178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                                 160   496     855   1,867
 SELECT CLASS                                                                             140   437     755   1,657
 PREFERRED CLASS                                                                          128   400     692   1,523

DOMESTIC STOCKS - SMALLCAP FUNDS

PARTNERS SMALLCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Standard and Poor's SmallCap 600 Index (as of August 31, 2004, this range was between approximately $35 million and $3.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting investments for the Fund, the Sub-Advisor, Dreyfus, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, stocks are selected on a company by company basis. To ensure ample diversification, the portfolio's assets are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives the Fund's performance.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2003    43.42



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  21.83%
                            LOWEST  Q1 '03  -4.80%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
6.88%; Advisors Preferred Class is 7.01%;
Select Class is 7.15%; and Preferred Class is 7.14%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                       N/A             N/A
 ADVISORS SELECT CLASS.....                43.42                                N/A                       N/A           43.42
 ADVISORS PREFERRED CLASS..                43.72                                N/A                       N/A           43.72
 SELECT CLASS..............                43.91                                N/A                       N/A           43.91
 PREFERRED CLASS...........                44.11                                N/A                       N/A           44.11
 S&P SmallCap 600 Index ...                38.77                               9.66                     11.43
 Morningstar Small Blend
 Category .................                42.77                              10.83                     10.76
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 30, 2002.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.88      1.75       1.57     1.38       1.26
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3       5      10
 ADVISORS SIGNATURE CLASS                                                            $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                             160   496     855   1,867
 SELECT CLASS                                                                         140   437     755   1,657
 PREFERRED CLASS                                                                      128   400     692   1,523

PARTNERS SMALLCAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of August 31, 2004, the range was between approximately $70 million and $2.4 billion) at the time of purchase). The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, Alliance, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, Alliance analyzes such factors as:
.. Financial condition (such as debt to equity ratio)
.. Market share and competitive leadership of the company's products
.. Earning growth relative to competitors
.. Market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies

Alliance follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Alliance became Sub-Advisor to the Fund on March 29, 2003.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -14.43
2002    -40.98
2003    46.43



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHESTQ4 '01  26.89%
                            LOWEST Q3 '01 -26.61%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
3.66%; Advisors Preferred Class is 3.77%;
Select Class is 3.75%; and Preferred Class is 3.99%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                      N/A              N/A
 ADVISORS SELECT CLASS.....                46.43                                N/A                      N/A            -8.18
 ADVISORS PREFERRED CLASS..                46.64                                N/A                      N/A            -8.02
 SELECT CLASS..............                47.05                                N/A                      N/A            -7.82
 PREFERRED CLASS...........                46.88                                N/A                      N/A            -7.62
 Russell 2000 Growth Index                 48.53                               0.85                     5.43
 Morningstar Small Growth
 Category .................                45.00                               6.20                     8.58
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.10%     1.10%      1.10%    1.10%      1.10%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.98%     1.85%      1.67%    1.48%      1.36%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3       5      10
 ADVISORS SIGNATURE CLASS                                                            $201  $621  $1,068  $2,306
 ADVISORS SELECT CLASS                                                                188   582   1,001   2,169
 ADVISORS PREFERRED CLASS                                                             170   526     907   1,976
 SELECT CLASS                                                                         151   468     808   1,768
 PREFERRED CLASS                                                                      138   431     745   1,635

PARTNERS SMALLCAP GROWTH FUND II
The Fund seeks long-term growth of capital.

The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the Fund.



MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of August 31, 2004, this range was between approximately $70 million and $2.4 billion) at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries .



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Fund's Sub-Advisor on April 22, 2002. Emerald became Sub-Advisor to the Fund on September 1, 2004.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -20.88
2002    -25.71
2003    43.80



                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ4 '0129.65%
                            LOWEST Q3 '01-31.33%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
-0.38%; Advisors Preferred Class is -0.38%;
Select Class is -0.38%; and Preferred Class is -0.25%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                     PAST 1 YEAR                           PAST 5 YEARS               PAST 10 YEARS
 ADVISORS SIGNATURE
 CLASS.................                   N/A                                   N/A                        N/A
 ADVISORS SELECT CLASS.                 43.80                                   N/A                        N/A
 ADVISORS PREFERRED
 CLASS.................                 44.49                                   N/A                        N/A
 SELECT CLASS..........                 44.59                                   N/A                        N/A
 PREFERRED CLASS.......                 44.71                                   N/A                        N/A
 S&P SmallCap 600/Barra
 Growth Index..........                 37.32                                  6.67                       8.75
 Russell 2000 Growth
 Index/(1)/ ...........                 48.53                                  0.85                       5.43
 Morningstar Small
 Growth Category.......                 45.00                                  6.20                       8.58
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was
  December 6, 2000.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.
                           LIFE OF FUND*
 ADVISORS SIGNATURE             N/A
 CLASS.................
 ADVISORS SELECT CLASS.       -9.25
 ADVISORS PREFERRED           -8.84
 CLASS.................
 SELECT CLASS..........       -8.77
 PREFERRED CLASS.......       -8.58
 S&P SmallCap 600/Barra
 Growth Index..........
 Russell 2000 Growth
 Index/(1)/ ...........
 Morningstar Small
 Growth Category.......
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was
  December 6, 2000.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3       5      10
 ADVISORS SIGNATURE CLASS                                                            $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                             160   496     855   1,867
 SELECT CLASS                                                                         140   437     755   1,657
 PREFERRED CLASS                                                                      128   400     692   1,523

PARTNERS SMALLCAP GROWTH FUND III
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2500 Growth Index (as of August 31, 2004, the range was between approximately $70 million and $6.5 billion) at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Mazama, the Sub-Advisor, utilizes a fundamental, bottom-up approach to security selection. In selecting securities for the Fund, Mazama performs a detailed analysis of company financials using a proprietary Price/Performance Model. The Model focuses on two main valuation components: estimates of a company's return-on-equity versus the forward price-to-earnings ratio as a measure of a current value and on a company's earnings growth versus the forward price-to-earnings ratio. Mazama also conducts ongoing discussions with company executives and key employees as well as visits to evaluate company operations first hand. Though Mazama does not incorporate top-down analysis in its investment process, it does incorporate knowledge of broad economic themes and trends to provide a backdrop for its bottom-up research. After identifying interesting investment opportunities, Mazama looks at other top companies in that sector to evaluate the overall attractiveness of the specific company as well as other companies in that sector.


Mazama's determination to sell a security from the Fund's portfolio is based on either a deterioration in the company's fundamentals or by a reduction in ranking due to price appreciation which is then reflected in a lower Price/ Performance Model score.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries

INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

As the inception date of the Fund is June 1, 2004, historical performance information is not available. The Advisors Signature Class was added to the Fund on September 27, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.10%     1.10%      1.10%    1.10%      1.10%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.98%     1.85%      1.67%    1.48%      1.36%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3       5      10
 ADVISORS SIGNATURE CLASS                                                            $201  $621  $1,068  $2,306
 ADVISORS SELECT CLASS                                                                188   582   1,001   2,169
 ADVISORS PREFERRED CLASS                                                             170   526     907   1,976
 SELECT CLASS                                                                         151   468     808   1,768
 PREFERRED CLASS                                                                      138   431     745   1,635

PARTNERS SMALLCAP VALUE FUND
The Fund seeks long-term growth of capital.

The Manager has selected Ark Asset and LA Capital as sub-advisors to the Fund.



MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in companies with a market capitalization of $2 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations.

The Sub-Advisor, Ark Asset, purchases securities for the Fund that it considers to be attractive equity investments that are consistent with its investment philosophy of maintaining a diversified investment portfolio. Ark Asset seeks to minimize risk by generally allocating Fund assets among economic or industry sectors to within 5 percentage points of that economic sector's percentage weighting (on an absolute basis) of the Russell 2000 Value Index.


In selecting securities for the Fund, Ark Asset combines a systematic quantitative approach with traditional fundamental analysis. Ark Asset uses proprietary computer models that incorporate data from several sources to identify those companies whose securities present what it believes to be favorable investment opportunities relative to the securities of other companies. Ark Asset uses both a "Valuation Model" as well as an "Earnings Trend Model" in analyzing potential securities in which to invest. Ratings from both models are combined to develop an overall rating for each security under review. Stocks with the highest overall rating are considered for inclusion in the Fund's portfolio and undergo a thorough fundamental analysis. Ark Asset considers selling a stock in the Fund's portfolio if it becomes less attractive because of deteriorating current fundamentals or declining earnings expectations.


The Sub-Advisor, LA Capital, employs a quantitative approach in selecting securities it believes are favored in the current market environment. The firm's proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of small capitalization securities based on a security's exposure, and the Model's expected return for each factor.


The portion of the Fund's assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell 2000 Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm's Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.


MAIN RISKS
The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Ark Asset has been Sub-Advisor to the Fund since its inception on March 1, 2001. LA Capital was added as an additional Sub-Advisor on September 1, 2004.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -10.84
2003    36.81



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  19.20%
                            LOWEST  Q3 '02  -21.03%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
5.85%; Advisors Preferred Class is 6.03%;
Select Class is 6.07%; and Preferred Class is 6.12%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                     PAST 1 YEAR                           PAST 5 YEARS               PAST 10 YEARS
 ADVISORS SIGNATURE
 CLASS.................                   N/A                                    N/A                        N/A
 ADVISORS SELECT CLASS.                 36.81                                    N/A                        N/A
 ADVISORS PREFERRED
 CLASS.................                 37.06                                    N/A                        N/A
 SELECT CLASS..........                 37.35                                    N/A                        N/A
 PREFERRED CLASS.......                 37.63                                    N/A                        N/A
 Russell 2000 Value
 Index ................                 46.02                                  12.28                      12.70
 Morningstar Small
 Value Category........                 42.71                                  12.86                      12.80
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was
  March 1, 2001.
                           LIFE OF FUND*
 ADVISORS SIGNATURE             N/A
 CLASS.................
 ADVISORS SELECT CLASS.       12.58
 ADVISORS PREFERRED           12.81
 CLASS.................
 SELECT CLASS..........       13.01
 PREFERRED CLASS.......       13.21
 Russell 2000 Value
 Index ................
 Morningstar Small
 Value Category........
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was
  March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3       5      10
 ADVISORS SIGNATURE CLASS                                                            $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                             160   496     855   1,867
 SELECT CLASS                                                                         140   437     755   1,657
 PREFERRED CLASS                                                                      128   400     692   1,523

PARTNERS SMALLCAP VALUE FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of August 31, 2004, this range was between approximately $80 million and $2 billion)) at the time of purchase. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Fund's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Fund relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include Morgan's dividend discount model rankings, price-to-cashflow, earnings revisions, as well as positive price momentum. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Fund will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Fund.


The Fund may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


Since the Fund has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Fund is not designed for investors seeking income or conservation of capital.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2003    49.18



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  23.10%
                            LOWEST  Q1 '03  -4.57%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
7.92%; Advisors Preferred Class is 8.04%;
Select Class is 8.17%; and Preferred Class is 8.24%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                       N/A             N/A
 ADVISORS SELECT CLASS.....                49.18                                N/A                       N/A           50.06
 ADVISORS PREFERRED CLASS..                49.38                                N/A                       N/A           50.26
 SELECT CLASS..............                49.73                                N/A                       N/A           50.61
 PREFERRED CLASS...........                49.90                                N/A                       N/A           50.78
 Russell 2000 Value Index .                46.02                              12.28                     12.70
 Morningstar Small Value
 Category .................                42.71                              12.86                     12.80
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 30, 2002.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3       5      10
 ADVISORS SIGNATURE CLASS                                                            $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                             160   496     855   1,867
 SELECT CLASS                                                                         140   437     755   1,657
 PREFERRED CLASS                                                                      128   400     692   1,523

PARTNERS SMALLCAP VALUE FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in a diversified group of equity securities of small U.S. companies which the Sub-Advisor, Dimensional, believes to be value stocks at the time of purchase. As of the date of this Prospectus, Dimensional considers companies whose market capitalizations typically are in the lowest 8% of the domestic market universe of operating companies at the time of purchase to be small companies. As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of such small companies. Up to 25% of the Fund's assets may be invested in foreign securities.

Dimensional uses a disciplined approach to constructing the Fund's portfolio. Dimensional typically divides the universe into size and style categories and then analyzes the securities themselves to evaluate their fit in Dimensional's universe.


Dimensional considers a security to be a value stock primarily because the company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, Dimensional may consider additional factors such as price to cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria Dimensional uses for assessing value are subject to change from time-to-time.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

As the inception date of the Fund is June 1, 2004, historical performance information is not available. The Advisors Signature Class was added to the Fund on September 27, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3       5      10
 ADVISORS SIGNATURE CLASS                                                            $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                             160   496     855   1,867
 SELECT CLASS                                                                         140   437     755   1,657
 PREFERRED CLASS                                                                      128   400     692   1,523

SMALLCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index (as of August 31, 2004, this range was between approximately $70 million and $2.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.

INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    6.66
2002    -17.51
2003    41.74



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  19.73%
                            LOWEST  Q3 '02  -16.16%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
3.84%; Advisors Preferred Class is 3.98%;
Select Class is 4.12%; and Preferred Class is 4.16%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                       N/A             N/A
 ADVISORS SELECT CLASS.....                41.74                                N/A                       N/A            9.50
 ADVISORS PREFERRED CLASS..                42.00                                N/A                       N/A            9.65
 SELECT CLASS..............                42.21                                N/A                       N/A            9.73
 PREFERRED CLASS...........                42.40                                N/A                       N/A           10.00
 Russell 2000 Index .......                47.25                               7.13                      9.48
 Morningstar Small Blend
 Category .................                42.77                              10.83                     10.76
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.75%     0.75%      0.75%    0.75%      0.75%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.63%     1.50%      1.32%    1.13%      1.01%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3     5      10
 ADVISORS SIGNATURE CLASS                                                            $166  $514  $887  $1,933
 ADVISORS SELECT CLASS                                                                153   474   818   1,791
 ADVISORS PREFERRED CLASS                                                             134   418   723   1,590
 SELECT CLASS                                                                         115   359   622   1,375
 PREFERRED CLASS                                                                      103   322   558   1,236

SMALLCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of August 31, 2004, the range was between approximately $70 million and $2.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Up to 25% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries .



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the six month period ended April 30, 2004 was 214.6%.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    0.69
2002    -39.61
2003    47.61



                          The Fund's Advisors Select highest/lowest quarterly returns during this time period were:
                           HIGHESTQ4 '0133.46%
                           LOWEST Q3 '01-33.27%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
4.79%; Advisors Preferred Class is 5.17%;
Select Class is 5.38%; and Preferred Class is 5.38%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                      N/A              N/A
 ADVISORS SELECT CLASS.....                47.61                                N/A                      N/A            -4.79
 ADVISORS PREFERRED CLASS..                47.71                                N/A                      N/A            -4.68
 SELECT CLASS..............                48.01                                N/A                      N/A            -4.51
 PREFERRED CLASS...........                48.20                                N/A                      N/A            -4.47
 Russell 2000 Growth Index                 48.53                               0.85                     5.43
 Morningstar Small Growth
 Category .................                45.00                               6.20                     8.58
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.75%     0.75%      0.75%    0.75%      0.75%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.63%     1.50%      1.32%    1.13%      1.01%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3     5      10
 ADVISORS SIGNATURE CLASS                                                            $166  $514  $887  $1,933
 ADVISORS SELECT CLASS                                                                153   474   818   1,791
 ADVISORS PREFERRED CLASS                                                             134   418   723   1,590
 SELECT CLASS                                                                         115   359   622   1,375
 PREFERRED CLASS                                                                      103   322   558   1,236

SMALLCAP S&P 600 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") SmallCap 600 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representative. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of August 31, 2004, the market capitalization range of the Index was between approximately $35 million and $3.3 billion. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P SmallCap 600. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund's portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.


Principal reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's SmallCap 600" and "S&P SmallCap 600" are trademarks of
     The McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    5.64
2002    -15.60
2003    37.69



                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ4 '0120.39%
                            LOWEST  Q3 '02  -18.81%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
9.44%; Advisors Preferred Class is 9.55%;
Select Class is 9.67%; and Preferred Class is 9.75%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                       N/A             N/A
 ADVISORS SELECT CLASS.....                37.69                                N/A                       N/A            9.27
 ADVISORS PREFERRED CLASS..                37.50                                N/A                       N/A            9.40
 SELECT CLASS..............                37.76                                N/A                       N/A            9.60
 PREFERRED CLASS...........                37.93                                N/A                       N/A            9.69
 S&P SmallCap 600 Index ...                38.77                               9.66                     11.43
 Morningstar Small Blend
 Category .................                42.77                              10.83                     10.76
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.15%     0.15%      0.15%    0.15%      0.15%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.03%     0.90%      0.72%    0.53%      0.41%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3     5      10
 ADVISORS SIGNATURE CLASS                                                            $105  $328  $569  $1,259
 ADVISORS SELECT CLASS                                                                 92   287   498   1,108
 ADVISORS PREFERRED CLASS                                                              74   230   401     894
 SELECT CLASS                                                                          54   170   296     665
 PREFERRED CLASS                                                                       42   132   230     518

SMALLCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of August 31, 2004, this range was between approximately $80 million and $2 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Fund specializes in stocks of small-sized companies that are undervalued at the time of purchase. These stocks are often characterized by below-average stock price/earnings ratios and above-average dividend yields. The Sub-Advisor, Principal, selects the Fund's investments primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often overreact to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the six month period ended April 30, 2004 was 168.3%.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    9.33
2002    -3.36
2003    42.56



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  23.04%
                            LOWEST  Q3 '02  -16.36%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
6.36%; Advisors Preferred Class is 6.47%;
Select Class is 6.53%; and Preferred Class is 6.58%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                  N/A                                N/A                       N/A             N/A
 ADVISORS SELECT CLASS.....                42.56                                N/A                       N/A           16.67
 ADVISORS PREFERRED CLASS..                42.75                                N/A                       N/A           16.88
 SELECT CLASS..............                43.07                                N/A                       N/A           17.06
 PREFERRED CLASS...........                43.34                                N/A                       N/A           17.23
 Russell 2000 Value Index .                46.02                              12.28                     12.70
 Morningstar Small Value
 Category .................                42.71                              12.86                     12.80
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.75%     0.75%      0.75%    0.75%      0.75%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.63%     1.50%      1.32%    1.13%      1.01%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3     5      10
 ADVISORS SIGNATURE CLASS                                                            $166  $514  $887  $1,933
 ADVISORS SELECT CLASS                                                                153   474   818   1,791
 ADVISORS PREFERRED CLASS                                                             134   418   723   1,590
 SELECT CLASS                                                                         115   359   622   1,375
 PREFERRED CLASS                                                                      103   322   558   1,236

FIXED INCOME/STABLE FUNDS

BOND & MORTGAGE SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or

.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).
Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

During the fiscal year ended October 31, 2003, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

61.64% in securities       15.69% in securities       0.03% in securities rated
rated Aaa                  rated Baa                  B
4.67% in securities rated  5.22% in securities rated  0.03% in securities rated
Aa                         Ba                         Ca
12.72% in securities
rated A



The above percentages for Ba and B rated securities include 2.89% and 2.52%, respectively, of unrated securities which have been determined by the Manager to be of comparable quality.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Fund. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

PORTFOLIO DURATION. . The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration .




INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    6.76
2002    8.09
2003    3.38



                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ3 '014.03%
                            LOWEST Q4 '01-0.55%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
-0.18%; Advisors Preferred Class is -0.09%;
Select Class is 0.00%; and Preferred Class is 0.16%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                         PAST 1 YEAR                       PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS....                 N/A                               N/A                      N/A              N/A
 ADVISORS SELECT CLASS.......                3.38                               N/A                      N/A             6.35
 ADVISORS PREFERRED CLASS....                3.56                               N/A                      N/A             6.63
 SELECT CLASS................                4.29                               N/A                      N/A             7.20
 PREFERRED CLASS ............
                                             3.88                               N/A                      N/A             6.94
 Lehman Brothers Aggregate
 Bond Index..................                4.11                              6.62                     6.95
 Morningstar
 Intermediate-Term Bond
 Category ...................                4.92                              5.67                     6.08
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.55%     0.55%      0.55%    0.55%      0.55%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.43%     1.30%      1.12%    0.93%      0.81%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1     3     5      10
 ADVISORS SIGNATURE CLASS                                                             $146  $452  $782  $1,713
 ADVISORS SELECT CLASS                                                                 132   412   713   1,568
 ADVISORS PREFERRED CLASS                                                              114   356   617   1,363
 SELECT CLASS                                                                           95   296   515   1,143
 PREFERRED CLASS                                                                        83   259   450   1,002

CAPITAL PRESERVATION FUND
The Fund seeks a high level of current income while seeking to maintain a stable value per share.

MAIN STRATEGIES
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the sale of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
    . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    3.37
2003    2.37



                                TO OBTAIN THE FUND'S CURRENT YIELD, CALL
                                1-800-547-7754

                                  HIGHESTQ3 '01 0.95%
                                  LOWEST  Q4 '03  0.49%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
0.92%; Advisors Preferred Class is 1.01%;
Select Class is 1.10%; and Preferred Class is 1.16%. On July 29, 2004, the
Fund converted to a money market fund.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                           PAST 1 YEAR                      PAST 5 YEARS            PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS......                N/A                               N/A                     N/A              N/A
 ADVISORS SELECT CLASS.........               2.37                               N/A                     N/A             3.08
 ADVISORS PREFERRED CLASS......               2.53                               N/A                     N/A             3.25
 SELECT CLASS..................               2.73                               N/A                     N/A             3.43
 PREFERRED CLASS ..............
                                              2.85                               N/A                     N/A             3.57
 Lehman Brothers Mutual Fund
 U.S. Govt. 1-3 Year Index ....               2.02                              5.51                    5.66
 Morningstar Short-Term Bond
 Category .....................               2.39                              5.07                    5.28
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was June 15, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                               ADVISORS             ADVISORS              ADVISORS
                              SIGNATURE              SELECT              PREFERRED             SELECT              PREFERRED
                                CLASS                 CLASS                CLASS                CLASS                CLASS
 Management Fees.......         0.40%                 0.40%                0.40%                0.40%                0.40%
 12b-1 Fees............         0.35                  0.30                 0.25                 0.10                  N/A
 Other Expenses** .....         0.53                  0.45                 0.32                 0.28                 0.26
                                ----                  ----                 ----                 ----                 ----
   TOTAL FUND OPERATING
               EXPENSES         1.28%                 1.15%                0.97%                0.78%                0.66%
 ** Other Expenses:
    Service Fee .......         0.25%                 0.25%                0.17%                0.15%                0.15%
    Administrative
  Service Fee..........         0.28                  0.20                 0.15                 0.13                 0.11
 *The table reflects a reduction from 0.52% to 0.40% in the management fees payable by the Fund and the termination of wrapper premium expenses in connection with its conversion to a money market fund. In addition, the Manager has voluntarily agreed to limit the expenses paid by the Fund through the period ending February 28, 2005. It will pay expenses normally payable by the
  Fund to the extent necessary to assure that the value of the Fund's shares does not fall to less than one dollar.

 *

 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                             1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                 $130  $406  $702  $1,545
 ADVISORS SELECT CLASS                                                                     117   365   633   1,398
 ADVISORS PREFERRED CLASS                                                                   99   309   536   1,190
 SELECT CLASS                                                                               80   249   433     966
 PREFERRED CLASS                                                                            67   211   368     822

GOVERNMENT SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Fund relies on the professional judgment of Principal to make decisions about the Fund's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Fund may also hold cash and cash equivalents. The size of the Fund's cash position depends on various factors, including market conditions and purchases and redemptions of Fund shares. A large cash position could impact the ability of the Fund to achieve its objective but it also would reduce the Fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


INVESTOR PROFILE
The Fund may be an appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    6.27
2002    7.89
2003    0.94



                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ3 '01 4.01%
                            LOWEST  Q3 '03  -0.96%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
-0.02%; Advisors Preferred Class is 0.07%;
Select Class is 0.17%; and Preferred Class is 0.13%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                        PAST 1 YEAR                        PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..                 N/A                                 N/A                      N/A              N/A
 ADVISORS SELECT CLASS.....                0.94                                 N/A                      N/A             5.21
 ADVISORS PREFERRED CLASS..                1.12                                 N/A                      N/A             5.38
 SELECT CLASS..............                1.31                                 N/A                      N/A             5.64
 PREFERRED CLASS...........                1.53                                 N/A                      N/A             5.79
 Lehman Brothers
 Government/Mortgage
 Index/(1)/................                2.73                                6.34                     6.76
 Lehman Brothers Mortgage
 Backed Securities Index ..                3.05                                6.55                     6.89
 Morningstar Intermediate
 Government Category.......                2.15                                5.51                     5.81
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.40%     0.40%      0.40%    0.40%      0.40%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.28%     1.15%      0.97%    0.78%      0.66%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1     3     5      10
 ADVISORS SIGNATURE CLASS                                                             $130  $406  $702  $1,545
 ADVISORS SELECT CLASS                                                                 117   365   633   1,398
 ADVISORS PREFERRED CLASS                                                               99   309   536   1,190
 SELECT CLASS                                                                           80   249   433     966
 PREFERRED CLASS                                                                        67   211   368     822

HIGH QUALITY INTERMEDIATE-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or BAA3 (Moody's) (i.e. less than investment grade).

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Fund. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration .




INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the six month period ended April 30, 2004 was 186.2%.

As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    6.62
2002    9.07
2003    2.92



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHESTQ3 '01  4.52%
                            LOWEST Q4 '01 -0.79%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
-0.06%; Advisors Preferred Class is 0.03%;
Select Class is 0.13%; and Preferred Class is 0.09%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                         PAST 1 YEAR                       PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS....                 N/A                               N/A                      N/A              N/A
 ADVISORS SELECT CLASS.......                2.92                               N/A                      N/A             6.47
 ADVISORS PREFERRED CLASS....                3.20                               N/A                      N/A             6.68
 SELECT CLASS................                3.40                               N/A                      N/A             6.87
 PREFERRED CLASS.............                3.51                               N/A                      N/A             7.05
 Lehman Brothers Aggregate
 Bond Index.................                 4.11                              6.62                     6.95
 Morningstar
 Intermediate-Term Bond
 Category ...................                4.92                              5.67                     6.08
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.40%     0.40%      0.40%    0.40%      0.40%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.28%     1.15%      0.97%    0.78%      0.66%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1     3     5      10
 ADVISORS SIGNATURE CLASS                                                             $130  $406  $702  $1,545
 ADVISORS SELECT CLASS                                                                 117   365   633   1,398
 ADVISORS PREFERRED CLASS                                                               99   309   536   1,190
 SELECT CLASS                                                                           80   249   433     966
 PREFERRED CLASS                                                                        67   211   368     822

HIGH QUALITY LONG-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in long-term fixed-income securities rated A or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the three highest grades of S&P or Moody's but not lower than BBB- (S&P) or BAA3 (Moody's) (i.e., less than investment grade).

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Fund. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally is greater than six-years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is six years, a change of 1% in the market's yield results in a change of approximately 6% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    5.35
2002    10.37
2003    3.48



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q3 '02  5.93%
                            LOWEST  Q3 '03  -1.13%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
-0.40%; Advisors Preferred Class is -0.31%;
Select Class is -0.31%; and Preferred Class is -0.25%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                         PAST 1 YEAR                       PAST 5 YEARS             PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS....                 N/A                               N/A                      N/A              N/A
 ADVISORS SELECT CLASS.......                3.48                               N/A                      N/A             6.80
 ADVISORS PREFERRED CLASS....                3.57                               N/A                      N/A             6.95
 SELECT CLASS................                3.86                               N/A                      N/A             7.17
 PREFERRED CLASS.............                3.99                               N/A                      N/A             7.23
 Lehman Brothers Long Term
 Gov't./Credit Bond Index ...               14.81                              8.10                     9.03
 Lehman Brothers
 Government/Credit Bond
 Index/(1)/                                  4.68                              6.65                     6.98
 Morningstar Long-Term Bond
 Category ...................                7.98                              6.33                     6.48
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.40%     0.40%      0.40%    0.40%      0.40%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.28%     1.15%      0.97%    0.78%      0.66%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1     3     5      10
 ADVISORS SIGNATURE CLASS                                                             $130  $406  $702  $1,545
 ADVISORS SELECT CLASS                                                                 117   365   633   1,398
 ADVISORS PREFERRED CLASS                                                               99   309   536   1,190
 SELECT CLASS                                                                           80   249   433     966
 PREFERRED CLASS                                                                        67   211   368     822

HIGH QUALITY SHORT-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in high quality, short-term fixed-income securities. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under normal circumstances, the Fund maintains a dollar-weighted average maturity of not more than four years. In determining the average maturity of the Fund's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    6.44
2002    6.98
2003    2.01



                          The Fund's Advisors Select highest/lowest quarterly
                          returns during this time period were:
                           HIGHESTQ3 '01  3.68%
                           LOWEST Q4 '01 -1.10%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
-0.56%; Advisors Preferred Class is 0.02%;
Select Class is -0.28%; and Preferred Class is -0.31%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                              PAST 1 YEAR                    PAST 5 YEARS           PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..........               N/A                             N/A                    N/A              N/A
 ADVISORS SELECT CLASS.............              2.01                             N/A                    N/A             5.37
 ADVISORS PREFERRED CLASS..........              2.19                             N/A                    N/A             5.64
 SELECT CLASS......................              2.41                             N/A                    N/A             5.51
 PREFERRED CLASS...................              2.51                             N/A                    N/A             5.89
 Lehman Brothers Mutual Fund 1-5
 Gov't./Credit Index..............               3.35                            6.26                   6.24
 Morningstar Short-Term Bond
 Category .........................              2.39                            5.07                   5.28
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.40%     0.40%      0.40%    0.40%      0.40%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.28%     1.15%      0.97%    0.78%      0.66%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1     3     5      10
 ADVISORS SIGNATURE CLASS                                                             $130  $406  $702  $1,545
 ADVISORS SELECT CLASS                                                                 117   365   633   1,398
 ADVISORS PREFERRED CLASS                                                               99   309   536   1,190
 SELECT CLASS                                                                           80   249   433     966
 PREFERRED CLASS                                                                        67   211   368     822

MONEY MARKET FUND
The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;

.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the sale of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.



MAIN RISKS

As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Fund's stream of income and decrease the Fund's yield.

INTEREST RATE RISK . The value of the Fund's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Sub-Advisor to be creditworthy. Default or insolvency of the other party is a potential risk to the Fund.


U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    3.28
2002    0.72
2003    0.08



                                TO OBTAIN THE FUND'S CURRENT YIELD, CALL
                                1-800-547-7754


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
0.00%; Advisors Preferred Class is 0.06%;
Select Class is 0.16%; and Preferred Class is 0.22%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 ADVISORS SIGNATURE CLASS..................          N/A                 N/A                  N/A                     N/A
 ADVISORS SELECT CLASS.....................         0.08                 N/A                  N/A                    1.45
 ADVISORS PREFERRED CLASS..................         0.23                 N/A                  N/A                    1.62
 SELECT CLASS..............................         0.40                 N/A                  N/A                    1.81
 PREFERRED CLASS...........................         0.55                 N/A                  N/A                    1.94

 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES*

                               ADVISORS             ADVISORS              ADVISORS
                              SIGNATURE              SELECT              PREFERRED             SELECT              PREFERRED
                                CLASS                 CLASS                CLASS                CLASS                CLASS
 Management Fees.......         0.40%                 0.40%                0.40%                0.40%                0.40%
 12b-1 Fees............         0.35                  0.30                 0.25                 0.10                  N/A
 Other Expenses** .....         0.53                  0.45                 0.32                 0.28                 0.26
                                ----                  ----                 ----                 ----                 ----
   TOTAL FUND OPERATING
               EXPENSES         1.28%                 1.15%                0.97%                0.78%                0.66%
 ** Other Expenses:
    Service Fee .......         0.25%                 0.25%                0.17%                0.15%                0.15%
    Administrative
  Service Fee..........         0.28                  0.20                 0.15                 0.13                 0.11
 *The Manager has voluntarily agreed to limit the expenses paid by the Fund through the period ending February 28, 2005. It will pay expenses normally payable by the Fund to the extent necessary to assure that the net asset value of the Fund's shares does not fall to less than one dollar.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1     3     5      10
 ADVISORS SIGNATURE CLASS                                                             $130  $406  $702  $1,545
 ADVISORS SELECT CLASS                                                                 117   365   633   1,398
 ADVISORS PREFERRED CLASS                                                               99   309   536   1,190
 SELECT CLASS                                                                           80   249   433     966
 PREFERRED CLASS                                                                        67   211   368     822

PREFERRED SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investor Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its assets in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries.

The rest of the Fund's assets may be invested in:
.. common stocks;
.. debt securities; and
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have "preference" over common stock in the payment of dividends and the liquidation of a company's assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.


Spectrum seeks to build a diversified portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


TAXABLE PREFERRED SECURITIES . Taxable preferred securities are a comparatively new asset class. Taxable preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Taxable preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Taxable preferred securities have some characteristics of equity due to their subordinated position in an issuer's capital structure and ability to defer payments (along with any payments on preferred and common stock) without causing a default.



SECTOR RISK . It may be difficult to spread the Fund's assets across a wide range of industry groups, which may subject the Fund to industry concentration risk despite adequate company diversification. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers.

The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. Spectrum believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if Spectrum's judgment proves incorrect.



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

The inception date of the Fund is May 1, 2002. Advisors Select, Advisors Preferred, Select and Preferred shares were added to the Fund on June 1, 2004. Advisors Signature shares were added on September 27, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.75%     0.75%      0.75%    0.75%      0.75%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.63%     1.50%      1.32%    1.13%      1.01%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                            1     3     5      10
 ADVISORS SIGNATURE CLASS                                                                $166  $514  $887  $1,933
 ADVISORS SELECT CLASS                                                                    153   474   818   1,791
 ADVISORS PREFERRED CLASS                                                                 134   418   723   1,590
 SELECT CLASS                                                                             115   359   622   1,375
 PREFERRED CLASS                                                                          103   322   558   1,236

BALANCED/ASSET ALLOCATION FUNDS

PRINCIPAL LIFETIME STRATEGIC INCOME FUND
The Fund seeks high current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund moderate exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. As the Fund invests primarily in underlying funds that invest in fixed-income securities (see table below), the Fund is subject to the risk of interest rate changes and credit risks associated with fixed-income securities. The Fund may also invest in underlying funds which invest primarily in equity securities.


MAIN RISKS
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

EQUITY SECURITY RISKS
.. Stock market volatility. The net asset value of the underlying fund shares is effected by changes in the value of the securities it owns. The prices of equity securities may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.
.. Foreign investing.Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries may negatively impact the portfolio. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.
.. Small and Medium Capitalizations. Companies with small capitalizations are often companies with a limited operation history. Smaller capitalization companies securities may be more volatile in price than larger company securities, especially over the short-term.

.. Hedging strategies. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks.
.. Initial Public Offerings ("IPOs"). Purchase of shares issued in IPOs exposes an underlying fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors in retirement.

UNDERLYING FUND ALLOCATION
As of August 31, 2004, the Fund's assets were allocated among the following underlying funds:


      Bond & Mortgage            35.5%    Partners LargeCap Growth      2.1
      Securities                          II
      International II            3.4     Partners LargeCap Value       2.9
      LargeCap Growth             2.2     Preferred Securities          7.4
      LargeCap S&P 500 Index      5.3     Real Estate Securities       17.8
      LargeCap Value              1.6     SmallCap S&P 600 Index        2.0
      Money Market               19.8




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.59%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -2.42
2003    14.43



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  6.94%
                            LOWEST  Q3 '02  -3.54%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
2.19%; Advisors Preferred Class is 2.00%;
Select Class is 2.19%; and Preferred Class is 2.28%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                      PAST 1 YEAR                         PAST 5 YEARS              PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS                N/A                                 N/A                          N/A             N/A
 ADVISORS SELECT CLASS...                 14.43                              N/A                          N/A            4.38
 ADVISORS PREFERRED CLASS                 14.63                              N/A                          N/A            4.57
 SELECT CLASS............                 14.75                              N/A                          N/A            4.75
 PREFERRED CLASS.........                 14.98                              N/A                          N/A            4.91
 S&P 500 Index ..........                 28.67                               -0.57                     11.06
 Lehman Brothers
 Aggregate Bond Index ...                  4.11                                6.62                      6.95
 Morningstar Conservative
 Allocation Category.....                 12.79                                3.75                      7.40
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                               ADVISORS             ADVISORS              ADVISORS
                              SIGNATURE              SELECT              PREFERRED              SELECT
                                CLASS                 CLASS                CLASS                CLASS
 Management Fees*......        0.1225%               0.1225%              0.1225%              0.1225%
 12b-1 Fees............        0.3500                0.3000               0.2500               0.1000
 Other Expenses**......        0.5300                0.4500               0.3200               0.2800
                               ------                ------               ------               ------
   TOTAL FUND OPERATING
               EXPENSES        1.0025%               0.8725%              0.6925%              0.5025%
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee ........          0.25%                 0.25%                0.17%                0.15%
   Administrative
   Service Fee.........          0.28                  0.20                 0.15                 0.13

                               PREFERRED
                                 CLASS
 Management Fees*......         0.1225%
 12b-1 Fees............            N/A
 Other Expenses**......         0.2600
                                ------
   TOTAL FUND OPERATING         0.3825%
               EXPENSES
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee ........           0.15%
   Administrative                 0.11
   Service Fee.........


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------
                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                         $102  $319  $554  $1,228
 ADVISORS SELECT CLASS                                              89   278   484   1,075
 ADVISORS PREFERRED CLASS                                           71   221   386     862
 SELECT CLASS                                                       51   161   281     631
 PREFERRED CLASS                                                    39   123   215     484

PRINCIPAL LIFETIME 2010 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocation the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. As the Fund is weighted toward underlying funds that invest in fixed-income securities (see table below), the Fund is more subject to the risk of interest rate changes and credit risk than to the risks associated with a stock funds. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after the year 2010, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed-income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Funds is in the best interests of the Funds' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Fund (e.g., a reduction in the Fund's net asset value) may leave the Fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2010 or fund a cashflow need in the year 2010.

UNDERLYING FUND ALLOCATION
As of August 31, 2004, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            31.1%    Partners LargeCap Growth      4.2
      Securities                          II
      International II            6.3     Partners LargeCap Value       5.6
      LargeCap Growth             4.3     Preferred Securities          7.6
      LargeCap S&P 500 Index     10.6     Real Estate Securities       13.5
      LargeCap Value              3.1     SmallCap S&P 600 Index        4.3
      Money Market                9.4

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.59%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -5.07
2003    17.90



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  8.50%
                            LOWEST  Q3 '02  -5.56%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
2.10%; Advisors Preferred Class is 2.10%;
Select Class is 2.20%; and Preferred Class is 2.38%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                      PAST 1 YEAR                         PAST 5 YEARS              PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS                N/A                                 N/A                          N/A             N/A
 ADVISORS SELECT CLASS...                 17.90                              N/A                          N/A            4.14
 ADVISORS PREFERRED CLASS                 18.11                              N/A                          N/A            4.33
 SELECT CLASS............                 18.22                              N/A                          N/A            4.51
 PREFERRED CLASS.........                 18.38                              N/A                          N/A            4.61
 S&P 500 Index ..........                 28.67                               -0.57                     11.06
 Lehman Brothers
 Aggregate Bond Index ...                  4.11                                6.62                      6.95
 Morningstar Conservative
 Allocation Category....                  12.79                                3.75                      7.40
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                               ADVISORS             ADVISORS              ADVISORS
                              SIGNATURE              SELECT              PREFERRED              SELECT
                                CLASS                 CLASS                CLASS                CLASS
 Management Fees*......        0.1225%               0.1225%              0.1225%              0.1225%
 12b-1 Fees............        0.3500                0.3000               0.2500               0.1000
 Other Expenses**......        0.5300                0.4500               0.3200               0.2800
                               ------                ------               ------               ------
   TOTAL FUND OPERATING
               EXPENSES        1.0025%               0.8725%              0.6925%              0.5025%
  *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee ........          0.25%                 0.25%                0.17%                0.15%
   Administrative
   Service Fee.........          0.28                  0.20                 0.15                 0.13

                               PREFERRED
                                 CLASS
 Management Fees*......         0.1225%
 12b-1 Fees............            N/A
 Other Expenses**......         0.2600
                                ------
   TOTAL FUND OPERATING         0.3825%
               EXPENSES
  *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee ........           0.15%
   Administrative                 0.11
   Service Fee.........


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------
                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                         $102  $319  $554  $1,228
 ADVISORS SELECT CLASS                                              89   278   484   1,075
 ADVISORS PREFERRED CLASS                                           71   221   386     862
 SELECT CLASS                                                       51   161   281     631
 PREFERRED CLASS                                                    39   123   215     484

PRINCIPAL LIFETIME 2020 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocation the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. As the Fund is weighted toward underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with stock funds than to the risk of interest rate changes and credit risk. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after the year 2020, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed-income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Funds is in the best interests of the Funds' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Fund (e.g., a reduction in the Fund's net asset value) may leave the Fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

UNDERLYING FUND ALLOCATION
As of August 31, 2004, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage             26.9%    Partners LargeCap Value      8.3%
      Securities
      International II             9.3     Partners SmallCap Growth     1.4
                                           II
      LargeCap Growth              6.1     Preferred Securities         7.2
      LargeCap S&P 500 Index      16.5     Real Estate Securities       9.7
      LargeCap Value               4.5     SmallCap S&P 600 Index       2.4
      Partners LargeCap Growth     6.2     SmallCap Value               1.5
      II




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.61%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -7.68
2003    20.62



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  10.12%
                            LOWEST  Q3 '02  -7.78%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
2.11%; Advisors Preferred Class is 2.30%;
Select Class is 2.30%; and Preferred Class is 2.39%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                     PAST 1 YEAR                           PAST 5 YEARS               PAST 10 YEARS
 ADVISORS SIGNATURE
 CLASS.................                 N/A                                   N/A                           N/A
 ADVISORS SELECT CLASS.                  20.62                                N/A                           N/A
 ADVISORS PREFERRED
 CLASS.................                  20.84                                N/A                           N/A
 SELECT CLASS..........                  21.10                                N/A                           N/A
 PREFERRED CLASS.......                  21.25                                N/A                           N/A
 S&P 500 Index ........                  28.67                                 -0.57                      11.06
 Lehman Brothers
 Aggregate Bond Index .                   4.11                                  6.62                       6.95
 Morningstar Moderate
 Allocation Category..                   20.06                                  2.48                       8.15
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was
  March 1, 2001.
                           LIFE OF FUND*
 ADVISORS SIGNATURE             N/A
 CLASS.................
 ADVISORS SELECT CLASS.        3.91
 ADVISORS PREFERRED            4.11
 CLASS.................
 SELECT CLASS..........        4.29
 PREFERRED CLASS.......        4.42
 S&P 500 Index ........
 Lehman Brothers
 Aggregate Bond Index .
 Morningstar Moderate
 Allocation Category..
  Index performance does not re    t deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was
  March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                               ADVISORS             ADVISORS              ADVISORS
                              SIGNATURE              SELECT              PREFERRED              SELECT
                                CLASS                 CLASS                CLASS                CLASS
 Management Fees*......        0.1225%               0.1225%              0.1225%              0.1225%
 12b-1 Fees............        0.3500                0.3000               0.2500               0.1000
 Other Expenses**......        0.5300                0.4500               0.3200               0.2800
                               ------                ------               ------               ------
   TOTAL FUND OPERATING
               EXPENSES        1.0025%               0.8725%              0.6925%              0.5025%
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee ........          0.25%                 0.25%                0.17%                0.15%
   Administrative
   Service Fee.........          0.28                  0.20                 0.15                 0.13

                               PREFERRED
                                 CLASS
 Management Fees*......         0.1225%
 12b-1 Fees............            N/A
 Other Expenses**......         0.2600
                                ------
   TOTAL FUND OPERATING         0.3825%
               EXPENSES
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee ........           0.15%
   Administrative                 0.11
   Service Fee.........


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------
                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                         $102  $319  $554  $1,228
 ADVISORS SELECT CLASS                                              89   278   484   1,075
 ADVISORS PREFERRED CLASS                                           71   221   386     862
 SELECT CLASS                                                       51   161   281     631
 PREFERRED CLASS                                                    39   123   215     484

PRINCIPAL LIFETIME 2030 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocation the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. As the Fund is weighted toward underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with stock funds than to the risk of interest rate changes and credit risk. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after the year 2030, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed-income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Funds is in the best interests of the Funds' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Fund (e.g., a reduction in the Fund's net asset value) may leave the Fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

UNDERLYING FUND ALLOCATION
As of August 31, 2004, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage             20.5%    Partners LargeCap Value      9.6%
      Securities
      International II            10.9     Partners SmallCap Growth     1.9
                                           II
      LargeCap Growth              7.1     Preferred Securities         5.1
      LargeCap S&P 500 Index      19.5     Real Estate Securities       8.1
      LargeCap Value               5.2     SmallCap S&P 600 Index       2.9
      Partners LargeCap Growth     7.2     SmallCap Value               2.0
      II




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.61%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -10.72
2003    22.30



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  11.35%
                            LOWEST  Q3 '02  -10.11%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
2.54%; Advisors Preferred Class is 2.54%;
Select Class is 2.68%; and Preferred Class is 2.73%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                     PAST 1 YEAR                           PAST 5 YEARS               PAST 10 YEARS
 ADVISORS SIGNATURE
 CLASS.................                 N/A                                   N/A                           N/A
 ADVISORS SELECT CLASS.                  22.30                                N/A                           N/A
 ADVISORS PREFERRED
 CLASS.................                  22.62                                N/A                           N/A
 SELECT CLASS..........                  24.93                                N/A                           N/A
 PREFERRED CLASS.......                  22.88                                N/A                           N/A
 S&P 500 Index ........                  28.67                                 -0.57                      11.06
 Lehman Brothers
 Aggregate Bond Index .                   4.11                                  6.62                       6.95
 Morningstar Moderate
 Allocation Category..                   20.06                                  2.48                       8.15
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was
  March 1, 2001.
                           LIFE OF FUND*
 ADVISORS SIGNATURE             N/A
 CLASS.................
 ADVISORS SELECT CLASS.        2.82
 ADVISORS PREFERRED            3.08
 CLASS.................
 SELECT CLASS..........        3.86
 PREFERRED CLASS.......        3.34
 S&P 500 Index ........
 Lehman Brothers
 Aggregate Bond Index .
 Morningstar Moderate
 Allocation Category..
  Index performance does not re    t deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was
  March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                               ADVISORS             ADVISORS              ADVISORS
                              SIGNATURE              SELECT              PREFERRED              SELECT
                                CLASS                 CLASS                CLASS                CLASS
 Management Fees*......        0.1225%               0.1225%              0.1225%              0.1225%
 12b-1 Fees............        0.3500                0.3000               0.2500               0.1000
 Other Expenses**......        0.5300                0.4500               0.3200               0.2800
                               ------                ------               ------               ------
   TOTAL FUND OPERATING
               EXPENSES        1.0025%               0.8725%              0.6925%              0.5025%
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee ........          0.25%                 0.25%                0.17%                0.15%
   Administrative
   Service Fee.........          0.28                  0.20                 0.15                 0.13

                               PREFERRED
                                 CLASS
 Management Fees*......         0.1225%
 12b-1 Fees............            N/A
 Other Expenses**......         0.2600
                                ------
   TOTAL FUND OPERATING         0.3825%
               EXPENSES
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee ........           0.15%
   Administrative                 0.11
   Service Fee.........



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------
                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                         $102  $319  $554  $1,228
 ADVISORS SELECT CLASS                                              89   278   484   1,075
 ADVISORS PREFERRED CLASS                                           71   221   386     862
 SELECT CLASS                                                       51   161   281     631
 PREFERRED CLASS                                                    39   123   215     484

PRINCIPAL LIFETIME 2040 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.


Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocation the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. As the Fund is heavily weighted toward underlying funds that invest in equity securities (see table below), the Fund is subject to the risks associated with stock funds. The Fund also invests to a limited degree in underlying funds that invest in fixed-income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after the year 2040, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed-income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Funds is in the best interests of the Funds' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Fund (e.g., a reduction in the Fund's net asset value) may leave the Fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)
.. U.S. Government Sponsored Securities. The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

UNDERLYING FUND ALLOCATION
As of August 31, 2004, the Fund's assets were allocated among the following underlying funds


      Bond & Mortgage            13.4%    Partners LargeCap Value      11.4%
      Securities
      International II           12.5     Partners SmallCap Growth      2.4
                                          II
      LargeCap Growth             8.4     Preferred Securities          3.7
      LargeCap S&P 500 Index     22.7     Real Estate Securities        5.2
      LargeCap Value              6.0      SmallCap S&P 600 Index       3.4
      Partners LargeCap           8.4     SmallCap Value                2.5
      Growth II




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.60%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -13.25
2003    23.76



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  12.38%
                            LOWEST  Q3 '02  -12.12%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
2.81%; Advisors Preferred Class is 2.91%;
Select Class is 2.92%; and Preferred Class is 3.01%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                     PAST 1 YEAR                           PAST 5 YEARS               PAST 10 YEARS
 ADVISORS SIGNATURE
 CLASS.................                 N/A                                   N/A                           N/A
 ADVISORS SELECT CLASS.                  23.76                                N/A                           N/A
 ADVISORS PREFERRED
 CLASS.................                  23.75                                N/A                           N/A
 SELECT CLASS..........                  24.01                                N/A                           N/A
 PREFERRED CLASS.......                  24.14                                N/A                           N/A
 S&P 500 Index ........                  28.67                                 -0.57                      11.06
 Lehman Brothers
 Aggregate Bond Index .                   4.11                                  6.62                       6.95
 Morningstar Moderate
 Allocation Category..                   20.06                                  2.48                       8.15
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was
  March 1, 2001.
                           LIFE OF FUND*
 ADVISORS SIGNATURE             N/A
 CLASS.................
 ADVISORS SELECT CLASS.        2.88
 ADVISORS PREFERRED            3.01
 CLASS.................
 SELECT CLASS..........        3.18
 PREFERRED CLASS.......        3.35
 S&P 500 Index ........
 Lehman Brothers
 Aggregate Bond Index .
 Morningstar Moderate
 Allocation Category..
  Index performance does not re    t deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was
  March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                               ADVISORS             ADVISORS              ADVISORS
                              SIGNATURE              SELECT              PREFERRED              SELECT
                                CLASS                 CLASS                CLASS                CLASS
 Management Fees*......        0.1225%               0.1225%              0.1225%              0.1225%
 12b-1 Fees............        0.3500                0.3000               0.2500               0.1000
 Other Expenses**......        0.5300                0.4500               0.3200               0.2800
                               ------                ------               ------               ------
   TOTAL FUND OPERATING
               EXPENSES        1.0025%               0.8725%              0.6925%              0.5025%
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee ........          0.25%                 0.25%                0.17%                0.15%
   Administrative
   Service Fee.........          0.28                  0.20                 0.15                 0.13

                               PREFERRED
                                 CLASS
 Management Fees*......         0.1225%
 12b-1 Fees............            N/A
 Other Expenses**......         0.2600
                                ------
   TOTAL FUND OPERATING         0.3825%
               EXPENSES
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee ........           0.15%
   Administrative                 0.11
   Service Fee.........


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------
                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                         $102  $319  $554  $1,228
 ADVISORS SELECT CLASS                                              89   278   484   1,075
 ADVISORS PREFERRED CLASS                                           71   221   386     862
 SELECT CLASS                                                       51   161   281     631
 PREFERRED CLASS                                                    39   123   215     484

PRINCIPAL LIFETIME 2050 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocation the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. As the Fund primarily invests in underlying funds that invest in equity securities (see table below), the primarily risks of the Fund are those associated with stock funds. The Fund also invests in fixed-income underlying funds. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after the year 2050, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed-income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Funds is in the best interests of the Funds' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Fund (e.g., a reduction in the Fund's net asset value) may leave the Fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)
.. U.S. Government Sponsored Securities. The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.

UNDERLYING FUND ALLOCATION
As of August 31, 2004, the Fund's assets were allocated among the following underlying funds:


      Bond & Mortgage             7.3%    Partners LargeCap Value      12.7%
      Securities
      International II           14.6     Partners SmallCap Growth      2.9
                                          II
      LargeCap Growth             9.5     Preferred Securities          2.1
      LargeCap S&P 500 Index     25.3     Real Estate Securities        2.4
      LargeCap Value              6.8     SmallCap S&P 600 Index        3.9
      Partners LargeCap           9.5     SmallCap Value                3.0
      Growth II




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.60%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -16.31
2003    25.55



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  13.36%
                            LOWEST  Q3 '02  -14.90%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
3.03%; Advisors Preferred Class is 3.23%;
Select Class is 3.13%; and Preferred Class is 3.33%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                     PAST 1 YEAR                           PAST 5 YEARS               PAST 10 YEARS
 ADVISORS SIGNATURE
 CLASS.................                 N/A                                   N/A                           N/A
 ADVISORS SELECT CLASS.                  25.55                                N/A                           N/A
 ADVISORS PREFERRED
 CLASS.................                  25.80                                N/A                           N/A
 SELECT CLASS..........                  26.03                                N/A                           N/A
 PREFERRED CLASS.......                  26.06                                N/A                           N/A
 S&P 500 Index ........                  28.67                                 -0.57                      11.06
 Lehman Brothers
 Aggregate Bond Index .                   4.11                                  6.62                       6.95
 Morningstar Large
 Blend Category.......                   26.72                                 -0.43                       9.24
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was
  March 1, 2001.
                           LIFE OF FUND*
 ADVISORS SIGNATURE             N/A
 CLASS.................
 ADVISORS SELECT CLASS.        1.17
 ADVISORS PREFERRED            1.32
 CLASS.................
 SELECT CLASS..........        1.53
 PREFERRED CLASS.......        1.62
 S&P 500 Index ........
 Lehman Brothers
 Aggregate Bond Index .
 Morningstar Large
 Blend Category.......
  Index performance does not re    t deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was
  March 1, 2001.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                               ADVISORS             ADVISORS              ADVISORS
                              SIGNATURE              SELECT              PREFERRED              SELECT
                                CLASS                 CLASS                CLASS                CLASS
 Management Fees*......        0.1225%               0.1225%              0.1225%              0.1225%
 12b-1 Fees............        0.3500                0.3000               0.2500               0.1000
 Other Expenses**......        0.5300                0.4500               0.3200               0.2800
                               ------                ------               ------               ------
   TOTAL FUND OPERATING
               EXPENSES        1.0025%               0.8725%              0.6925%              0.5025%
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee ........          0.25%                 0.25%                0.17%                0.15%
   Administrative
   Service Fee.........          0.28                  0.20                 0.15                 0.13

                               PREFERRED
                                 CLASS
 Management Fees*......         0.1225%
 12b-1 Fees............            N/A
 Other Expenses**......         0.2600
                                ------
   TOTAL FUND OPERATING         0.3825%
               EXPENSES
 *The Fund as a shareholder in the underlying funds, indirectly bears it pro rata share of the management fees incurred by each underlying fund. The Fund's investment return is net of the underlying funds' management fees. The management fee of each potential underlying fund is shown with the description of that fund.
 ** Other Expenses:
   Service Fee ........           0.15%
   Administrative                 0.11
   Service Fee.........


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the Fund's operating expenses and the allocation to the underlying funds remain the same. Based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------
                                                                     1     3     5      10
 ADVISORS SIGNATURE CLASS                                         $102  $319  $554  $1,228
 ADVISORS SELECT CLASS                                              89   278   484   1,075
 ADVISORS PREFERRED CLASS                                           71   221   386     862
 SELECT CLASS                                                       51   161   281     631
 PREFERRED CLASS                                                    39   123   215     484

REAL ESTATE FUNDS

REAL ESTATE SECURITIES FUND
The Fund seeks to generate a total return.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Fund, the Sub-Advisor, Principal - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.


SECTOR RISK . Because the Fund invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Fund is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As Principal allocates more of the Fund's portfolio holdings to the real estate sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    7.49
2002    7.05
2003    37.35



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  10.34%
                            LOWEST  Q3 '02  -6.64%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
4.90%; Advisors Preferred Class is 5.00%;
Select Class is 5.03%; and Preferred Class is 5.10%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                           PAST 1 YEAR                      PAST 5 YEARS            PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS......                 N/A                              N/A                      N/A             N/A
 ADVISORS SELECT CLASS.........               37.35                              N/A                      N/A           17.38
 ADVISORS PREFERRED CLASS......               37.50                              N/A                      N/A           17.82
 SELECT CLASS..................               37.73                              N/A                      N/A           17.79
 PREFERRED CLASS...............               38.05                              N/A                      N/A           17.91
 Morgan Stanley REIT Index ....               36.74                            14.12                      N/A
 Morningstar Specialty - Real
 Estate Category..............                36.89                            14.04                    11.32
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.85%     0.85%      0.85%    0.85%      0.85%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.73%     1.60%      1.42%    1.23%      1.11%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3     5      10
 ADVISORS SIGNATURE CLASS                                                            $176  $545  $939  $2,041
 ADVISORS SELECT CLASS                                                                163   505   871   1,900
 ADVISORS PREFERRED CLASS                                                             145   449   776   1,702
 SELECT CLASS                                                                         125   390   676   1,489
 PREFERRED CLASS                                                                      113   353   612   1,352

INTERNATIONAL STOCK FUNDS

INTERNATIONAL EMERGING MARKETS FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:

.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -4.06
2002    -7.59
2003    55.86



                           The Fund's Advisors Select Class highest/lowest quarterly returns during this time period were:
                            HIGHESTQ4 '0126.64%
                            LOWEST Q3 '01-23.87%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
-3.93%; Advisors Preferred Class is -3.86%;
Select Class is -3.71%; and Preferred Class is -3.70%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                            PAST 1 YEAR                     PAST 5 YEARS            PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS........                N/A                              N/A                     N/A             N/A
 ADVISORS SELECT CLASS...........              55.86                              N/A                     N/A           10.72
 ADVISORS PREFERRED CLASS........              56.17                              N/A                     N/A           10.90
 SELECT CLASS....................              56.28                              N/A                     N/A           11.12
 PREFERRED CLASS.................              56.57                              N/A                     N/A           11.19
 MSCI Emerging Markets Free
 Index-ID .......................              51.59                             8.17                   -1.95
 Morningstar Diversified Emerging
 Markets Category................              55.30                            11.12                    1.00
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.35%     1.35%      1.35%    1.35%      1.35%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    2.23%     2.10%      1.92%    1.73%      1.61%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3       5      10
 ADVISORS SIGNATURE CLASS                                                            $226  $697  $1,195  $2,565
 ADVISORS SELECT CLASS                                                                213   658   1,129   2,431
 ADVISORS PREFERRED CLASS                                                             195   603   1,037   2,243
 SELECT CLASS                                                                         176   545     939   2,041
 PREFERRED CLASS                                                                      164   508     876   1,911

INTERNATIONAL FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Fund, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS
As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -24.95
2002    -17.13
2003    33.09



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q4 '03  17.34%
                            LOWEST  Q3 '02  -18.87%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
2.08%; Advisors Preferred Class is 2.18%;
Select Class is 2.39%; and Preferred Class is 2.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                            PAST 1 YEAR                     PAST 5 YEARS            PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS........                N/A                              N/A                    N/A              N/A
 ADVISORS SELECT CLASS...........              33.09                              N/A                    N/A            -4.86
 ADVISORS PREFERRED CLASS........              33.34                              N/A                    N/A            -4.61
 SELECT CLASS....................              35.20                              N/A                    N/A            -4.07
 PREFERRED CLASS.................              33.80                              N/A                    N/A            -4.26
 MSCI EAFE (Europe, Australia,
 Far East) Index-ND .............              38.59                            -0.05                   4.47
 Morningstar Foreign Large Blend
 Category .......................              33.32                             0.49                   4.65
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    0.90%     0.90%      0.90%    0.90%      0.90%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.78%     1.65%      1.47%    1.28%      1.16%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                         1     3     5      10
 ADVISORS SIGNATURE CLASS                                                             $181  $560  $964  $2,095
 ADVISORS SELECT CLASS                                                                 168   520   897   1,955
 ADVISORS PREFERRED CLASS                                                              150   465   803   1,757
 SELECT CLASS                                                                          130   406   702   1,545
 PREFERRED CLASS                                                                       118   368   638   1,409

INTERNATIONAL FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. It purchases securities of:
.. companies with their principal place of business or principal offices outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, selects securities for the Fund based on its own global investment research. The research program is focused on three key criteria:
.. business franchise - considering factors such as the company's relationship with its suppliers and customers, the degree of rivalry with competitors as well as the exposure to regulatory and technological risk;
.. quality of management - assessing the company's management on its ability to execute current business plans, manage the capital invested in the business as well as the level of transparency with respect to strategy and operations; and
.. business valuation - determining the private market or "true business value" of the firm.

Principal's qualitative analysis is complemented by disciplined valuation techniques. These include proprietary models as well as conventional market measurements and industry specific models of relative value. This analytical framework ensures consistency and transparency throughout the research process. Portfolios are constructed and managed within predetermined guidelines that are regularly monitored by Principal.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the six month period ended April 30, 2004 was 185.7%.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Principal became the Sub-Advisor to the Fund on November 1, 2002.

The Fund's past performance is not predictive of future performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in performance from year to year. The Advisors Select Class performance is shown.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -21.75
2002    -16.84
2003    37.85



                           The Fund's Advisors Select Class highest/lowest
                           quarterly returns during this time period were:
                            HIGHEST Q2 '03  18.14%
                            LOWEST  Q3 '02  -21.59%


Year-to-date return as of June 30, 2004 for the: Advisors Select Class is
4.66%; Advisors Preferred Class is 4.80%;
Select Class is 4.86%; and Preferred Class is 4.96%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                            PAST 1 YEAR                     PAST 5 YEARS            PAST 10 YEARS    LIFE OF FUND*
 ADVISORS SIGNATURE CLASS........                N/A                              N/A                    N/A              N/A
 ADVISORS SELECT CLASS...........              37.85                              N/A                    N/A            -3.60
 ADVISORS PREFERRED CLASS........              38.13                              N/A                    N/A            -2.30
 SELECT CLASS....................              38.33                              N/A                    N/A            -3.23
 PREFERRED CLASS.................              38.80                              N/A                    N/A            -3.09
 MSCI EAFE (Europe, Australia,
 Far East) Index-ND .............              38.59                            -0.05                   4.47
 Morningstar Foreign Large Growth
 Category .......................              33.15                            -0.87                   2.49
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Advisors Signature Class was September 27, 2004. The SEC effective date for the other classes was December 6, 2000.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.00%     1.00%      1.00%    1.00%      1.00%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.88%     1.75%      1.57%    1.38%      1.26%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                        1     3       5      10
 ADVISORS SIGNATURE CLASS                                                            $191  $591  $1,016  $2,201
 ADVISORS SELECT CLASS                                                                178   551     949   2,062
 ADVISORS PREFERRED CLASS                                                             160   496     855   1,867
 SELECT CLASS                                                                         140   437     755   1,657
 PREFERRED CLASS                                                                      128   400     692   1,523

PARTNERS INTERNATIONAL FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund normally invests primarily in non-U.S. securities. The Sub-Advisor, FMR, normally invests the Fund's assets primarily in common stocks. FMR normally diversifies the Fund's investments across different countries and regions. In allocating the investments, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Fund, FMR invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.


FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The inception date of the Fund is December 15, 2003. The Advisors Select, Advisors Preferred, Select and Preferred Classes were added to the Fund on June 1, 2004. The Advisors Signature Class was added to the Fund on September 27, 2004.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                            ADVISORS   ADVISORS  ADVISORS
                            SIGNATURE   SELECT   PREFERRED  SELECT   PREFERRED
                              CLASS     CLASS      CLASS    CLASS      CLASS
 Management Fees..........    1.10%     1.10%      1.10%    1.10%      1.10%
 12b-1 Fees...............    0.35      0.30       0.25     0.10        N/A
 Other Expenses*..........    0.53      0.45       0.32     0.28       0.26
                              ----      ----       ----     ----       ----
      TOTAL FUND OPERATING
                  EXPENSES    1.98%     1.85%      1.67%    1.48%      1.36%
 * Other Expenses:
    Service Fee ..........    0.25%     0.25%      0.17%    0.15%      0.15%
    Administrative Service
  Fee ....................    0.28      0.20       0.15     0.13       0.11



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                            1     3       5      10
 ADVISORS SIGNATURE CLASS                                                                $201  $621  $1,068  $2,306
 ADVISORS SELECT CLASS                                                                    188   582   1,001   2,169
 ADVISORS PREFERRED CLASS                                                                 170   526     907   1,976
 SELECT CLASS                                                                             151   468     808   1,768
 PREFERRED CLASS                                                                          138   431     745   1,635

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. The Funds do not pay any fees other than those described below and do not pay any other expenses.

ONGOING FEES
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund, as a shareholder in the underlying funds, bears its pro rata share of the management fees incurred by each underlying fund. The investment return of each Principal LifeTime Fund is net of the underlying funds' management fee.


Each Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:
.. Management Fee - Through the Management Agreement with the Fund, the Manager has agreed to provide investment advisory services and corporate administrative services to the Funds.

.. Distribution Fee - Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Advisors Select, Advisors Signature, Advisors Preferred and Select classes of each Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution expenses for the sale of Fund shares by Princor and other selling dealers. Over time, these fees may exceed other types of sales charges.
.. Service Fee - The Manager has entered into a Services Agreement with the Fund under which the Manager performs personal services to shareholders.
.. Administrative Service Fee - The Manager has entered into an Administrative
  Services Agreement with the Fund under which the Manager provides transfer agent and corporate administrative services to the Fund. In addition, the Manager has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.

.. Portfolio Accounting Services - The Manager has entered into an agreement with the Fund under which the Manager supplies portfolio accounting services. Currently there is no charge for these services.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Funds. It does apply to the underlying funds in which the LifeTime Funds invest.The Statement of Additional Information
(SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES


MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.


Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS

The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A

Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS

Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Funds may invest up to 5% of its assets in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Bond & Mortgage Securities Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

INITIAL PUBLIC OFFERINGS ("IPOS")

The Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's assets base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
As a principal investment strategy, the International I, International II, International Emerging Markets and Partners
International Funds may invest Fund assets in securities of foreign companies.The other Funds (except Government
Securities Fund) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Funds (except the Government Securities Fund) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, Capital Preservation, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, LargeCap Blend I, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Money Market, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Preferred Securities and Real Estate Securities Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

TEMPORARY DEFENSIVE MEASURES

From time to time, as part of its investment strategy, each Fund (other than the Capital Preservation Fund and the
Money Market Fund each which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures,

the Fund may fail to achieve its investment objective.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Capital

Preservation Fund and the Money Market Fund because of the short maturities of the securities in which each invests. No turnover rate is calculated for the Partners LargeCap Value I, Partners SmallCap Growth III, and Partners SmallCap

Value II as they have been in existence for less than six months. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have also entered into a Service Agreement under which the Manager provides personal services to shareholders of each Fund. Additionally, the Fund and the Manager have entered into an Administrative Services Agreement under which the Manager has agreed to provide transfer agency services and certain shareholder services for beneficial owners of shares. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2003, the mutual funds it manages had assets of approximately $7.8 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") managed $474.6 billion in assets as of December 31, 2003. Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth I   Bruce K. Aronow
                                        Mark A. Attalienti
                                        Michael W. Doherty
                                        N. Kumar Kirpalani
                                        Samantha S. Lau




BRUCE K. ARONOW, CFA . Senior Vice President, Portfolio Manager/Research Analyst. Mr. Aronow is team leader of the Small Cap Growth equity portfolio management team. Prior to joining Alliance in 1999, Mr. Aronow was responsible for research and portfolio management of the small cap consumer sectors since early 1997 at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994. Previously, Mr. Aronow was a Senior Associate with Kidder, Peabody & Company. Mr. Aronow holds a BA from Colgate University. Mr. Aronow is a member of both the New York Society of Security Analysts and the Association of Investment Management & Research. He is a Chartered Financial Analyst.



MARK A. ATTALIENTI . Vice President, Portfolio Manager/Research Analyst. Prior to joining Alliance in 1999, Mr. Attalienti was responsible for covering the health care industry spanning all market caps and subsectors, at Chase Asset Management for the past five years. Previously, he worked as an Assistant Treasurer for Chase Vista Management Group where he focused on product development. He began his career at Chase Manhattan Bank in 1989. Mr. Attalienti has a BA in International Studies from Muhlenberg College.



MICHAEL W. DOHERTY . Assistant Vice President, Quantitative Analyst. Mr. Doherty is responsible for maintaining and updating the quantitative models used by the small cap group. He also provides research assistance across all industries and portfolio administration. Prior to joining Alliance in 1999, Mr. Doherty worked as a small cap research assistant and portfolio administrator for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Doherty began his career at Citicorp Investment Management in 1983 as a research assistant. He is currently attending Mount Saint Mary's College working towards a BA in Business Administration.



N. KUMAR KIRPALANI, CFA . Vice President, Portfolio Manager/Research Analyst. Prior to joining Alliance in 1999, Mr. Kirpalani was responsible for research and portfolio management of small cap industrial, financial and energy sectors for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Kirpalani joined Chancellor in 1993. Previously, Mr. Kirpalani served as Vice President of Investment Research at Scudder, Stevens & Clark. Mr. Kirpalani received a BTech from the Indian Institute of Technology and an MBA from the University of Chicago. Mr. Kirpalani is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a Chartered Financial Analyst and has 22 years of investment experience.



SAMANTHA S. LAU, CFA . Vice President, Portfolio Manager/Research Analyst. Prior to joining Alliance in 1999, Ms. Lau was responsible for covering small cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). She joined Chancellor LGT in 1997. Previously Ms. Lau worked for three years in the investment research department of Goldman Sachs. Ms. Lau has a BS, magna cum laude, in Finance and Accounting from the Wharton School of the University of Pennsylvania. She is a Chartered Financial Analyst.


SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2003, Alliance managed $474.6 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Value      Marilyn G. Fedak
                                        John D. Phillips, Jr.





MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2003, American Century managed over $87.4 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  Prescott LeGard
                                        Tim Reynolds
                                        Gregory Woodhams




PRESCOTT LEGARD, CFA . Mr. LeGard is a Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



TIM REYNOLDS, CFA . Mr. Reynolds joined American Century as an analyst in 1999 and was promoted in 2001 to portfolio manager for the core growth strategy. Previously, he was a senior analyst for USAA and a portfolio manager for U.S. Global Investors. He has worked in the financial industry since 1993. Mr. Reynolds holds a Master's in Finance from Texas Tech University and a BBA in Finance from Texas A&M University. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY WOODHAMS, CFA . Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's degree in Economics from Rice University and a Master's degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, NY 10004. As of December 31, 2003, Ark Asset managed $11.4 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Value      Coleman M. Brandt
                                        William G. Charcalis




COLEMAN M. BRANDT . Vice Chairman, Ark Asset. Mr. Brandt joined Ark Asset in 1989. Prior to joining Ark Asset, he served as President of Lehman Management Co., Inc. He received his MBA from the Harvard Graduate School of Business Administration and his BS from the Philadelphia University.



WILLIAM G. CHARCALIS . Managing Director, Ark Asset. Mr. Charcalis joined Ark Asset in 1994 as Senior Manager and has served in his current position since 1997. Prior to joining Ark Asset, he was Senior Manager at IBM Retirement Funds. He received his BS from the University of Southern California.


SUB-ADVISOR: Dimensional Fund Advisors Inc. ("Dimensional"), located at 1299
         Ocean Avenue, Santa Monica CA 90401, is a registered investment advisor. As of December 31, 2003, Dimensional managed approximately $48 billion in assets.

Investment strategy decisions for the Partners SmallCap Value Fund II are made by the Investment Committee of the Sub-Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Sub-Advisor who are elected annually. The Sub-Advisor provides the Fund with a trading department and selects brokers and dealers to effect securities transactions.


SUB-ADVISOR: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2003, Dreyfus managed 201 portfolios with approximately $167 billion in investment company assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth I     William C. Jurik
                                        John O'Toole
           Partners SmallCap Blend      Ronald P. Gala
                                        Mark W. Sikorski





RONALD P. GALA, CFA . Mr. Gala is a portfolio manager of Dreyfus and a Senior Vice President and a principal of Mellon Equity Associates LLP. Mr. Gala has 20 years experience managing equity portfolios, and he is a past president of the Pittsburgh Society of Financial Analysts. Mr. Gala earned his MBA in Finance from the University of Pittsburgh and his BS in Business Administration from Duquesne University. He is a Chartered Financial Analyst.



WILLIAM C. JURIK, CFA . Mr. Jurik is a portfolio manager of The Dreyfus Corporation and Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation). He joined Mellon Equity in 1999 after having spent the previous 6 years with Mellon Financial Corporation. Mr. Jurik has earned an MBA and a BS in Chemical Engineering from Carnegie Mellon University. He is a member of the Association for Investment Management and Research and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.



MARK W. SIKORSKI, CFA . Mr. Sikorski is a portfolio manager of Dreyfus and a Vice President of Mellon Equity Associates LLP. Mr. Sikorski has 12 years' experience involving financial analysis and equity portfolio management. Mr. Sikorski earned his MBA in Finance from the University of Bridgeport and his BS in Electrical Engineering from Duke University. He is a Chartered Financial Analyst.


SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a subsidiary of Emerald Asset
         Management which is owned by eleven inside shareholders and one outside minority shareholder. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Kenneth G. Mertz
                                        Stacey L. Sears





KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc.; Trustee, Vice President and Chief Investment Officer of the Emerald Mutual Funds; and a Partner of the Emerald Organization (1992 - Present). Formerly he served as Chief Investment Officer, Pennsylvania State Employees' Retirement System (1985-1992). Mr. Mertz graduated from Millersville University with a BA in Economics.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. and a Partner in the Emerald Organization. She is co-manager of the Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and interactive television companies. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.


SUB-ADVISOR: Fidelity Management & Research Company ("FMR") is the sub-advisor.
         Day-to-day management decisions concerning the Fund are made by FMR Co., Inc. ("FMRC") which serves as sub-subadvisor. FMRC is a wholly-owned subsidiary of FMR. As of March 30, 2004, FMR managed approximately $8.8 billion in discretionary assets. As of March 30, 2004, FMRC managed approximately $601.2 billion in discretionary assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners International       Cesar Hernandez




CESAR E. HERNANDEZ, CFA . Mr. Hernandez is vice president of FMR and FMRC. He has worked as a portfolio manager since joining FMR in 1989. He has been portfolio manager of the Fund since its inception in December 2003. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2003, GMO managed more than $54 billion in client assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth     Chuck Joyce
                                        Donna Murphy
                                        Robert Soucy





CHUCK JOYCE . Mr. Joyce is involved in equity analysis and portfolio management for the U.S. quantitative equity portfolios. Prior to joining GMO, he worked for IBM and the U.S. Semiconductor Consortium, Sematech. Mr. Joyce earned a BS from Cornell University and an MBA in Finance from the MIT Sloan School of Management.



DONNA MURPHY . Ms. Murphy is on GMO's U.S. equity quantitative investment team with a special focus on product management. Prior to joining GMO, she was a partner and co-head of product management for INVESCO within its structured products group. Previously, Ms. Murphy held senior positions with Nicholas Applegate, UBS and the DAIS Group/Templeton. She earned an BA in Chemistry and Biology from Elon College and an MBA from the University of North Carolina.



ROBERT SOUCY . Mr. Soucy is the Director of U.S. equity management and is responsible for all U.S. quantitative equities portfolio management at GMO. Prior to joining GMO, he served as a research engineer with Scientific Systems, Inc. Mr. Soucy earned his BS from the University of Massachusetts at Amherst.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. As of December 31, 2003, GSAM, along with other units of IMD, had assets under management of approximately $375.7 billion.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Melissa R. Brown
                                        Gary Chropuvka
                                        Robert C. Jones
           Partners MidCap Value I      Dolores Bamford
                                        David L. Berdon
                                        Andrew Braun
                                        Scott Carroll
                                        Sally Pope Davis
                                        Stacey Ann DeMatteis
                                        Sean Gallagher
                                        James Otness
                                        Lisa Parisi
                                        Eileen Rominger





DOLORES BAMFORD . Ms. Bamford is a Vice President and Portfolio Manager at GSAM. She joined GSAM as a portfolio manager for the Value team in April 2002. Prior to that, Ms. Bamford was a portfolio manager at Putnam Investments for various products since 1991.

DAVID L. BERDON . Mr. Berdon is a Vice President and Portfolio Manager at GSAM. Mr. Berdon joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology Partners.



ANDREW BRAUN . Mr. Braun is a Vice President and Portfolio Manager at GSAM. Mr. Braun joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team. He became a portfolio manager in May 2001.



MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity ("GQE") group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.



SCOTT CARROLL . Mr. Carroll is a Vice President and Portfolio Manager at GSAM. Mr. Carroll joined GSAM as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.



GARY CHROPUVKA, CFA . Mr. Chropuvka is a member of the Portfolio Management Team that is responsible for the management and trading of the portfolios. He is also a member of the Taxable Product Management Team within the GQE group, which is responsible for developing tax aware investment products. Mr. Chropuvka joined GSAM in March 1998 working on Private Equity Partnerships. He received his Masters in Financial Engineering from Columbia University in 2000. Prior to this, Mr. Chropuvka spent four years with Morgan Stanley's Correspondent Clearing Group. He received a B.A. in Mathematics from Rutgers University in 1993. He has earned the right to use the Chartered Financial Analyst designation.



SALLY POPE DAVIS . Ms. Davis is a Vice President and Portfolio Manager at GSAM. Ms. Davis joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.



STACEY ANN DEMATTEIS . Ms. DeMatteis is a Vice President and Client Portfolio Manager at GSAM. Ms. DeMatteis joined GSAM as a product-marketing analyst in September 1993. From December 1997 to April 2000, she was a relationship manager in Broker-Dealer sales. In May 2000, she became a client portfolio manager on the Value team.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined GSAM as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.



SEAN GALLAGHER . Mr. Gallagher is a Vice President and Portfolio Manager at GSAM. Mr. Gallagher joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.



JAMES OTNESS . Mr. Otness is a Managing Director and Portfolio Manager at GSAM. Mr. Otness joined GSAM as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, he worked at J.P. Morgan, most recently as a managing director and portfolio manager responsible for small-cap institutional equity investments.



LISA PARISI . Ms. Parisi is a Vice President and Portfolio Manager at GSAM. Ms. Parisi joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

EILEEN ROMINGER . Ms. Rominger is a Managing Director, Chief Investment Officer and Portfolio Manger at GSAM. Ms. Rominger joined GSAM as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2003, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $559 billion.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Value I    Christopher T. Blum




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.


SUB-ADVISOR: Los Angeles Capital Management and Equity Research, Inc. ("LA
         Capital") is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, California 90025. As of December 31, 2003, LA Capital had assets under management of approximately $2.7 billion.

Day-to-day portfolio management of the Partners SmallCap Value Fund is performed by an investment management team at Los Angeles Capital Management and Equity Research, Inc. Current members of the team include: Thomas D. Stevens, CFA, Chairman; Hal W. Reynolds, CFA, Chief Investment Officer; David R. Borger, CFA, Director of Research; Stuart K. Matsuda, Director of Trading; and Christine M. Kugler, Director of Implementation.

SUB-ADVISOR: Mazama Capital Management, Inc. ("Mazama") is an independent employee-owned money management firm specializing in small and mid cap growth investing for institutional clients. The firm is headquartered at One Southwest Columbia Street, Suite 1500, Portland Oregon 97268 with assets under management totaling over $3.3 billion as of December 31, 2003.

                                         DAY-TO-DAY
           FUND                          FUND MANAGEMENT
           ----                          ---------------
           Partners SmallCap Growth III  Stephen C. Brink
                                         Ronald A. Sauer




STEPHEN C. BRINK, CFA . Mr. Brink is a co-founder of Mazama and serves as Director of Research. His primary responsibility is as portfolio manager on both the Small Cap Growth and Small-Mid Cap Growth products, backing up lead portfolio manager Ron Sauer. Mr. Brink has spent over 26 years in the investment industry. He received his BS Business Administration from Oregon State University in 1977 and his Chartered Financial Analyst designation in 1982.

RONALD A. SAUER . Mr. Sauer is the founder of Mazama and serves as its Senior Portfolio Manager and Chief Investment Officer. He has been active in small and mid cap investing since 1980. As lead portfolio manager for Mazama, Mr. Sauer developed a highly disciplined and successful investment process. He developed the firm's Price Performance Model, a critical component and the underlying discipline of Mazama's investment approach. Mr. Sauer received his BA Finance from the University of Oregon in 1980.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $70.5 billion in total assets (as of December 31, 2003) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        Andrew Wellington




ANDREW WELLINGTON . Portfolio Manager, Neuberger Berman, since 2001. Mr. Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2003, Principal, together with its affiliated asset management companies, had approximately $118.5 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                                DAY-TO-DAY
           FUND                                 FUND MANAGEMENT
           ----                                 ---------------
           Bond & Mortgage Securities           William C. Armstrong
                                                Timothy R. Warrick
           Capital Preservation                 Michael R. Johnson
                                                Tracy Reeg
                                                Alice Robertson
           Government Securities                Mark Karstrom
                                                Martin J. Schafer
           High Quality Intermediate-Term Bond  William C. Armstrong
                                                Timothy R. Warrick
           High Quality Long-Term Bond          Martin J. Schafer
           High Quality Short-Term Bond         Martin J. Schafer
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           International I                      Paul H. Blankenhagen
                                                Juliet Cohn
           International II                     Steve Larson
                                                Mustafa Sagun
           LargeCap Blend Fund I                Mustafa Sagun
                                                Jeff Schwarte
           LargeCap Growth                      Mary Sunderland
           LargeCap S&P 500 Index               Dirk Laschanzky
           LargeCap Value                       John Pihlblad
           MidCap Blend                         K. William Nolin
           MidCap Growth                        Mark McGrew
           MidCap S&P 400 Index                 Dirk Laschanzky
           MidCap Value                         Catherine A. Zaharis
           Money Market                         Michael R. Johnson
                                                Tracy Reeg
                                                Alice Robertson
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky
           SmallCap Blend                       Mustafa Sagun
                                                Todd Sanders
           SmallCap S&P 600 Index               Dirk Laschanzky
           SmallCap Growth                      Chris D. Guinther
           SmallCap Value                       Thomas Morabito

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal Global Investors. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal Global Investors. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College Cambridge England.

CHRIS D. GUINTHER . As a portfolio manager at Principal, Mr. Guinther serves as the lead portfolio manager for the firm's small-cap growth portfolios. Prior to joining Principal in 2003, Mr. Guinther was a portfolio manager at Banc One Investment Advisors. Prior to that, Mr. Guinther served as a small-cap analyst at Banc One and an investment analyst with Peoples Banking and Trust Co. He received a Bachelor's degree in Business Administration from Ohio University.




MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in Economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



STEVEN LARSON, CFA. . Mr. Larson is an associate portfolio manager and equity analyst for Principal. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. Prior to that, he was Manager of the Investment Analytics Group at First American Asset Management. He received an MBA in Finance from the University of Minnesota and a Bachelor's degree from Drake University. He is a member of the Association for Investment Management and Research (AIMR) and has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



MARK MCGREW, CFA . Mr. McGrew joined Principal in 1995 as an equity analyst and is now a portfolio manager at Principal specializing in the management of mid-cap growth portfolios. Previously, he was a back-up portfolio manager for several of the firm's portfolios. He was previously a senior investment officer at Norwest Investment Management and Trust. He received an MBA in Business and Finance from Drake University and a Bachelor's degree in Business from Central College. He holds the Chartered Financial Analyst designation and is the President of the Iowa Society of Financial Analysts and a member of the Association for Investment Management and Research (AIMR).



THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



LAWRENCE A. POST . Mr. Post joined Principal in 2003 with over 30 years of investment experience. Prior to founding the Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. Mr. Post received an MBA in Business Administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal specializing in the management and research areas for the short-term money market portfolios. She joined the firm in 1993. Ms. Reeg received a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



MUSTAFA SAGUN, CFA . Mr. Sagun is manager of quantitative research for Principal. He is responsible for directing quantitative investment research and modeling, including stock valuation models, asset allocation models, portfolio optimization and risk management tools, index funds and enhanced index products. Prior to joining Principal in 2000, he was a vice president and quantitative analyst for PNC Financial Services Group. Mr. Sagun received a Ph.D. in finance and a MA in international economics from the University of South Florida. He received a BS in electronics and engineering from Bogazici University of Turkey. He is a CFA charterholder, a member of the Association for Investment Management and Research (AIMR), the Pittsburgh Society of Financial Analysts and the Financial Management Association.



TODD SANDERS, CFA . Mr. Sanders is an equity analyst for Principal focused on quantitative research. He joined the firm in 1998. Previously, he was an investment analyst for NISA Investment Advisors and in credit analysis/risk management with the U.S. Central Credit Union. He received an MBA in Finance from Washington University and a Bachelor's degree in Finance/Economics from the University of Missouri-Columbia. He is a member of the International Association of Financial Engineers (IAFE), the Global Association of Risk Professionals
(GARP) and the Association of Investment Management and Research (AIMR). He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a Bachelor's degree in Accounting and Finance from the University of Iowa.

JEFFREY A. SCHWARTE, CFA, CPA . Mr. Schwarte is an associate portfolio manager and equity analyst at Principal Global Investors. He is a member of the systematic strategies team and is responsible for conducting research on stock selection strategies, portfolio construction techniques, and strategy implementation. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He received a Bachelor's degree in Accounting from the University of Northern Iowa. He also holds the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI). He is a member of the Iowa Society of Certified Public Accountants and the Association for Investment Management and Research
(AIMR). He also has the NASD Series 7 license.



MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).



CATHERINE A. ZAHARIS, CFA . Ms. Zaharis directs portfolio management for the Principal value team and leads the value research group. She joined Principal in 1985. Ms. Zaharis received her MBA from Drake University and her BBA in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2003, Principal - REI, together with its affiliated asset management companies, had approximately $118.5 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2003, Spectrum, together with its affiliated asset management companies, had approximately $118.5 billion in asset under management.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Preferred Securities         L. Phillip Jacoby
                                        Bernard M. Sussman




L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, he was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby received his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer and Chair of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid market. He was a Limited Partner at Goldman Sachs from 1994-1996. He received a BS in Industrial Relations and an MBA in Finance, both from Cornell University.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 67 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $190.0 billion in assets under management as of December 31, 2003. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend      William J. Stromberg
                                        Richard T. Whitney
                                        M. Christine Wojciechowski
           Partners LargeCap Growth I   Robert W. Sharps





ROBERT W. SHARPS, CFA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., Director of Global Equity Research, and a member of the Equity Steering Committee. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.



RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, and a Portfolio Manager in the Systematic Equity Group. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.



M. CHRISTINE WOJCIECHOWSKI, CFA . Ms. Wojciechowski is a Vice President of T. Rowe Price and a Quantitative Analyst in the Systematic Equity Group. She joined the firm in 1984 as a Fund Accountant and began trading for the Taxable Bond Division in 1988. Ms. Wojciechowski earned a BBA from Loyola College and an MBA from the same institution. She has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2003, Turner had discretionary management authority with respect to approximately $12.3 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth       Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987. He earned a BA in Economics and a BA in Psychology from Vassar College.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. He earned a BS in Accounting and an MBA in Finance from Bradley University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 1 North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of March 31, 2004, UBS Global AM managed approximately $53.8 billion in assets and the Group managed approximately $475.0 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Value I    Thomas M. Cole
                                        Thomas J. Digenan
                                        John C. Leonard
           Partners SmallCap Growth II  Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.





THOMAS M. COLE, CFA . Mr. Cole joined UBS Global AM in 1985. Mr. Cole is responsible for the direction and oversight of the research group of the North American Core Equities Team. He is actively involved in security analysis and the portfolio construction process. Mr. Cole's prior experience with the firm includes Senior Analyst (responsible for the retail, food, household and personal products, media, auto and auto parts sectors), managing the US Equity Trading

Desk and serving as a Portfolio Manager in the US Fixed Income Group. He is a member of the Association of Investment Management and Research and the Investment Analysts Society of Chicago. He received both his BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.



THOMAS J. DIGENAN, CFA, CPA . Mr. Digenan joined UBS Global AM in 1993. Mr. Digenan participates in the analysis and development of US Equity portfolio. He is responsible for communicating the firm's equity strategy to clients and investment consultants. Mr. Digenan's prior experience with the firm includes President of mutual funds and relationship funds organization. Prior to joining the firm, Mr. Digenan was a senior manager in the tax department of KPMG Peat Marwick working exclusively in the investment services industry. Mr. Digenan is a member of the Association for Investment Management and Research, the Investment Analysts Society of Chicago and the American Institute of Certified Public Accounts.



PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



JOHN C. LEONARD, CFA . Mr. Leonard joined UBS Global AM in 1991. Mr. Leonard Head of North American Equities and is responsible for the development of sector and stock selection strategies within this market. In addition, as Deputy Head of Equities, Mr. Leonard assumes management responsibilities for Japanese, Asian and Australian Equities. Prior to joining UBS Global AM, he worked as an investment analyst at a real estate management company and as a financial advisor with two investment management firms. Mr. Leonard received his AB from Dartmouth College and his MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exams.


SUB-ADVISOR: Wellington Management Company, LLP ("Wellington Management"), a
         Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices at 75 State Street, Boston, MA 02109. Wellington Management and its predecessor organizations have provided investment services since 1928. As of December 31, 2003, Wellington Management managed approximately $394 billion of client assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Matthew E. Megargel




MATTHEW E. MEGARGEL, CFA . Mr. Megargel, a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2003 was:

       Bond & Mortgage                      Partners LargeCap Growth
       Securities                 0.55%     II                           1.00%
       Capital Preservation*      0.52%     Partners LargeCap Value      0.80%
       Government Securities      0.40%     Partners MidCap Growth       1.00%
       High Quality
       Intermediate-Term Bond     0.40%     Partners MidCap Value        1.00%
       High Quality Long-Term
       Bond                       0.40%     Partners SmallCap Blend      1.00%
       High Quality Short-Term              Partners SmallCap Growth
       Bond                       0.40%     I                            1.10%
       International Emerging               Partners SmallCap Growth
       Markets                    1.35%     II                           1.00%
       International I            0.90%     Partners SmallCap Value      1.00%
                                            Partners SmallCap Value
       International II           1.00%     I                            1.00%
       LargeCap Blend I           0.60%     Preferred Securities         0.75%
       LargeCap Growth            0.55%     Principal LifeTime 2010    0.1225%
       LargeCap S&P 500 Index     0.15%     Principal LifeTime 2020    0.1225%
       LargeCap Value             0.45%     Principal LifeTime 2030    0.1225%
       MidCap Blend               0.65%     Principal LifeTime 2040    0.1225%
       MidCap Growth              0.65%     Principal LifeTime 2050    0.1225%
                                            Principal Lifetime
       MidCap S&P 400 Index       0.15%     Strategic Income           0.1225%
       MidCap Value               0.65%     Real Estate Securities       0.85%
       Money Market               0.40%     SmallCap Blend               0.75%
       Partners LargeCap Blend    0.75%     SmallCap Growth              0.75%
       Partners LargeCap Blend
       I                          0.45%     SmallCap S&P 600 Index       0.15%
       Partners LargeCap Growth   1.00%     SmallCap Value               0.75%
       Partners LargeCap Growth
       I                          0.75%




  * The management fee for the Fund is 0.40% following the Fund's conversion to a money market fund on July 29, 2004.


The Fund also entered into agreements with the Manager for the Funds which have been added to Principal Investors Fund since the end of the most recent fiscal year. Under that agreement, each Fund will pay the Manager at an annual rate (calculated as a percentage of the average daily net assets) as follows:
.. 0.80% for the Partners LargeCap Value Fund
.. 1.00% for each of the Partners MidCap Growth, Partners MidCap Value I and
  Partners SmallCap Value II Funds
.. 1.10% for each of the Partners International and Partners SmallCap Growth III
  Funds

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for a Fund that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

The Partners International, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Value, Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth I, Partners SmallCap Growth II, Partners SmallCap Growth III, Partners SmallCap Value, Partners SmallCap Value I, and Partners SmallCap Value II Funds have received the necessary shareholder approval and intend to rely on the order.


PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Funds, except the Capital Preservation Fund and the Money Market Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Capital Preservation Fund and the Money Market Fund are valued at amortized cost. The calculation procedure is described in the SAI. The Capital Preservation Fund and the Money Market Fund reserves the right to determine a share price more than once each day.


NOTES:


.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:
.. via the internet.
  . standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
  . available 7 days a week (7 a.m. to 9 p.m. Central Time).
.. using a modem.
  . plan contributions transferred electronically.
  . standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
  . available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if the Manager determines that doing so would be in the best interests of the Fund and its shareholders.


REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


EXCHANGE OF FUND SHARES

An exchange between Funds is a sale of shares in one Fund and purchase of shares of another Fund with the redemption proceeds. Subject to any restrictions a plan imposes, shares in the Funds may be exchanged, without charge*, for the same class of any other Principal Investors Fund, provided that:
.. the class shares of such other Fund are available in the plan member's state of residence; and
.. shares of such other Fund are available through the plan.
  * a redemption fee may be imposed on certain exchanges out of the Capital Preservation Fund.


The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. Notification of any such action will be given to the extent required by law.


DIVIDENDS AND DISTRIBUTIONS


 The Bond & Mortgage Securities, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-
Term Bond and High Quality Short-Term Bond Funds pay their net investment income on a monthly basis. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is the 23rd of each month (or previous business day).

The other Funds (other than the Capital Preservation and Money Market Funds) pay their net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date. The payment date for the Principal LifeTime Funds is December 27 (or previous business day). The payment date for the other Funds is December 23 (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution for the Principal LifeTime Funds is made on the sixth business day of December and for the other Funds it is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


The Capital Preservation and Money Market Funds each declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund making the payment.


Under normal circumstances, the Capital Preservation Fund and Money Market Fund each intends to hold portfolio securities until maturity and value them at amortized cost. Therefore, the Capital Preservation Fund and Money Market

Fund each does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.


Dividend and capital gain distributions from a Fund are reinvested in additional shares of the Fund making the distribution.


Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


FUND ACCOUNT INFORMATION


STATEMENTS
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid and other information.

This information may also be accessed by accessing www.principal.com.


MINIMUM ACCOUNT BALANCE
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan's investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

RESERVATION OF RIGHTS
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

FINANCIAL STATEMENTS
Plans will receive annual financial statements for the Funds, audited by the Funds' independent registered public accounting firm, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS


The following financial highlights are derived from audited financial statements that were audited by Ernst & Young LLP, except for the financial highlights for the six months ended June 30, 2004 which are unaudited.

                           2004/(D)/      2003      2002    2001/(G)/
                           ----           ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.66        $10.59    $10.68   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.17          0.31      0.46     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.03)         0.11     (0.05)    0.64
                           -----          ----     -----     ----
 Total From Investment
            Operations      0.14          0.42      0.41     1.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.19)        (0.35)    (0.44)   (0.49)
 Distributions from
  Realized Gains......        --            --     (0.06)      --
 ------                                            -----
   Total Dividends and
         Distributions     (0.19)        (0.35)    (0.50)   (0.49)
                           -----         -----     -----    -----
Net Asset Value, End
 of Period............    $10.61        $10.66    $10.59   $10.68
                          ======        ======    ======   ======
Total Return..........      1.26%/(e)/    4.05%     4.08%   10.95%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $24,730       $14,430    $2,237   $2,669
 Ratio of Expenses to
  Average Net Assets..      1.12%/(f)/    1.12%     1.12%    1.12%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.20%/(f)/    2.92%     4.35%    5.03%/(f)/
 Portfolio Turnover
  Rate................     133.2%/(f)/    91.0%     46.7%   124.7%/(f)/

                           2004/(D)/      2003      2002    2001/(G)/
                           ----           ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $10.63        $10.57    $10.67   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.16          0.30      0.55     0.47
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.03)         0.10     (0.16)    0.63
                           -----          ----     -----     ----
 Total From Investment
            Operations      0.13          0.40      0.39     1.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.18)        (0.34)    (0.43)   (0.47)
 Distributions from
  Realized Gains......        --            --     (0.06)      --
 ------                                            -----
   Total Dividends and
         Distributions     (0.18)        (0.34)    (0.49)   (0.47)
                           -----         -----     -----    -----
Net Asset Value, End
 of Period............    $10.58        $10.63    $10.57   $10.67
                          ======        ======    ======   ======
Total Return..........      1.17%/(e)/    3.77%     3.80%   10.69%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $22,727       $12,537      $388   $2,669
 Ratio of Expenses to
  Average Net Assets..      1.30%/(f)/    1.30%     1.30%    1.30%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.00%/(f)/    2.71%     4.27%    4.85%/(f)/
 Portfolio Turnover
  Rate................     133.2%/(f)/    91.0%     46.7%   124.7%/(f)/

                           2004/(D)/      2003      2002    2001/(H)/
                           ----           ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.73        $10.66    $10.73   $10.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.16          0.28      0.40     0.31
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.04)         0.11        --     0.37
  ----                     -----          ----               ----
 Total From Investment
            Operations      0.12          0.39      0.40     0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.17)        (0.32)    (0.41)   (0.32)
 Distributions from
  Realized Gains......        --            --     (0.06)      --
 ------                                            -----
   Total Dividends and
         Distributions     (0.17)        (0.32)    (0.47)   (0.32)
                           -----         -----     -----    -----
Net Asset Value, End
 of Period............    $10.68        $10.73    $10.66   $10.73
                          ======        ======    ======   ======
Total Return /(b)/ ...      1.11%/(e)/    3.64%     3.86%    6.46%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $135,139      $110,398   $51,760   $7,941
 Ratio of Expenses to
  Average Net Assets..      1.37%/(f)/    1.43%     1.50%    1.48%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.42%/(f)/    1.48%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.94%/(f)/    2.65%     3.78%    4.41%/(f)/
 Portfolio Turnover
  Rate................     133.2%/(f)/    91.0%     46.7%   124.7%/(f)/

                           2004/(D)/      2003      2002    2001/(H)/
                           ----           ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.70        $10.63    $10.71   $10.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.20          0.38      0.50     0.37
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.03)         0.11     (0.02)    0.35
                           -----          ----     -----     ----
 Total From Investment
            Operations      0.17          0.49      0.48     0.72
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.22)        (0.42)    (0.50)   (0.38)
 Distributions from
  Realized Gains......        --            --     (0.06)      --
 ------                                            -----
   Total Dividends and
         Distributions     (0.22)        (0.42)    (0.56)   (0.38)
                           -----         -----     -----    -----
Net Asset Value, End
 of Period............    $10.65        $10.70    $10.63   $10.71
                          ======        ======    ======   ======
Total Return..........      1.54%/(e)/    4.63%     4.76%    6.92%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $279,371      $165,504   $42,163   $5,090
 Ratio of Expenses to
  Average Net Assets..      0.55%/(f)/    0.55%     0.55%    0.55%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.76%/(f)/    3.51%     4.72%    5.28%/(f)/
 Portfolio Turnover
  Rate................     133.2%/(f)/    91.0%     46.7%   124.7%/(f)/

                           2004/(D)/      2003      2002    2001/(G)/
                           ----           ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $10.67        $10.60    $10.68   $10.05
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.19          0.35      0.48     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.04)         0.11     (0.02)    0.64
                           -----          ----     -----     ----
 Total From Investment
            Operations      0.15          0.46      0.46     1.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.20)        (0.39)    (0.48)   (0.51)
 Distributions from
  Realized Gains......        --            --     (0.06)      --
 ------                                            -----
   Total Dividends and
         Distributions     (0.20)        (0.39)    (0.54)   (0.51)
                           -----         -----     -----    -----
Net Asset Value, End
 of Period............    $10.62        $10.67    $10.60   $10.68
                          ======        ======    ======   ======
Total Return..........      1.41%/(e)/    4.37%     4.50%   11.20%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $40,355       $33,930    $8,142   $2,669
 Ratio of Expenses to
  Average Net Assets..      0.81%/(f)/    0.81%     0.81%    0.81%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.48%/(f)/    3.23%     4.51%    5.59%/(f)/
 Portfolio Turnover
  Rate................     133.2%/(f)/    91.0%     46.7%   124.7%/(f)/

                           2004/(D)/      2003      2002    2001/(G)/
                           ----           ----      ----    ----
BOND & MORTGAGE SECURITIES FUND
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $10.78        $10.65    $10.67   $10.05
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.18          0.34      1.08     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.03)         0.16     (0.58)    0.62
                           -----          ----     -----     ----
 Total From Investment
            Operations      0.15          0.50      0.50     1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.20)        (0.37)    (0.46)   (0.50)
 Distributions from
  Realized Gains......        --            --     (0.06)      --
 ------                                            -----
   Total Dividends and
         Distributions     (0.20)        (0.37)    (0.52)   (0.50)
                           -----         -----     -----    -----
Net Asset Value, End
 of Period............    $10.73        $10.78    $10.65   $10.67
                          ======        ======    ======   ======
Total Return..........      1.34%/(e)/    4.79%     4.96%   11.03%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,957          $912      $113   $2,668
 Ratio of Expenses to
  Average Net Assets..      0.93%/(f)/    0.93%     0.92%    0.93%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.39%/(f)/    3.12%     4.69%    5.22%/(f)/
 Portfolio Turnover
  Rate................     133.2%/(f)/    91.0%     46.7%   124.7%/(f)/


/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were decreased on March 1, 2003 and March 1, 2004.
/(d) /Six months ended April 30, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03, $.03, $.04, $.04 per share, respectively, from December 1, 2000 through December 5, 2000.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 and $.01 per share, respectively, from February 27, 2001 through February 28, 2001.
..

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2004/(D)/     2003      2002    2001/(G)/
                          ----          ----      ----    ----
CAPITAL PRESERVATION FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.00       $10.00    $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.10         0.27      0.36     0.15
                           ----         ----      ----     ----
 Total From Investment
            Operations     0.10         0.27      0.36     0.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)       (0.27)    (0.36)   (0.15)
                          -----        -----     -----    -----
   Total Dividends and
         Distributions    (0.10)       (0.27)    (0.36)   (0.15)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.00       $10.00    $10.00   $10.00
                         ======       ======    ======   ======
Total Return..........     1.04%/(e)/   2.72%     3.68%    1.51%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $20,947       $1,805    $1,736   $1,674
 Ratio of Expenses to
  Average Net Assets..     1.17%/(f)/   1.17%     1.17%    1.17%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.08%/(f)/   2.57%     3.61%    3.93%/(f)/
 Portfolio Turnover
  Rate................     16.0%/(f)/   20.7%     13.6%    31.1%/(f)/

                          2004/(D)/     2003      2002    2001/(G)/
                          ----          ----      ----    ----
CAPITAL PRESERVATION FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.00       $10.00    $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.09         0.25      0.34     0.14
                           ----         ----      ----     ----
 Total From Investment
            Operations     0.09         0.25      0.34     0.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)       (0.25)    (0.34)   (0.14)
                          -----        -----     -----    -----
   Total Dividends and
         Distributions    (0.09)       (0.25)    (0.34)   (0.14)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.00       $10.00    $10.00   $10.00
                         ======       ======    ======   ======
Total Return..........     0.95%/(e)/   2.56%     3.50%    1.44%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,857       $2,429    $1,732   $1,673
 Ratio of Expenses to
  Average Net Assets..     1.35%/(f)/   1.35%     1.35%    1.35%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.88%/(f)/   2.37%     3.43%    3.75%/(f)/
 Portfolio Turnover
  Rate................     16.0%/(f)/   20.7%     13.6%    31.1%/(f)/

                          2004/(D)/     2003      2002    2001/(G)/
                          ----          ----      ----    ----
CAPITAL PRESERVATION FUND
-------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.00       $10.00    $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.09         0.23      0.32     0.13
                           ----         ----      ----     ----
 Total From Investment
            Operations     0.09         0.23      0.32     0.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)       (0.23)    (0.32)   (0.13)
                          -----        -----     -----    -----
   Total Dividends and
         Distributions    (0.09)       (0.23)    (0.32)   (0.13)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.00       $10.00    $10.00   $10.00
                         ======       ======    ======   ======
Total Return /(b)/ ...     0.92%/(e)/   2.33%     3.24%    1.34%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $45,771      $40,460   $14,460   $2,376
 Ratio of Expenses to
  Average Net Assets..     1.41%/(f)/   1.55%     1.60%    1.60%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.45%/(f)/   1.55%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.84%/(f)/   2.21%     3.12%    3.51%/(f)/
 Portfolio Turnover
  Rate................     16.0%/(f)/   20.7%     13.6%    31.1%/(f)/

                          2004/(D)/     2003      2002    2001/(G)/
                          ----          ----      ----    ----
CAPITAL PRESERVATION FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.00       $10.00    $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.13         0.32      0.42     0.17
                           ----         ----      ----     ----
 Total From Investment
            Operations     0.13         0.32      0.42     0.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.13)       (0.32)    (0.42)   (0.17)
                          -----        -----     -----    -----
   Total Dividends and
         Distributions    (0.13)       (0.32)    (0.42)   (0.17)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.00       $10.00    $10.00   $10.00
                         ======       ======    ======   ======
Total Return..........     1.33%/(e)/   3.30%     4.27%    1.70%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,943       $1,917    $1,856   $1,780
 Ratio of Expenses to
  Average Net Assets..     0.60%/(f)/   0.60%     0.60%    0.60%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.64%/(f)/   3.24%     4.18%    4.50%/(f)/
 Portfolio Turnover
  Rate................     16.0%/(f)/   20.7%     13.6%    31.1%/(f)/

                          2004/(D)/     2003      2002    2001/(G)/
                          ----          ----      ----    ----
CAPITAL PRESERVATION FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.00       $10.00    $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.12         0.30      0.39     0.16
                           ----         ----      ----     ----
 Total From Investment
            Operations     0.12         0.30      0.39     0.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)       (0.30)    (0.39)   (0.16)
                          -----        -----     -----    -----
   Total Dividends and
         Distributions    (0.12)       (0.30)    (0.39)   (0.16)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.00       $10.00    $10.00   $10.00
                         ======       ======    ======   ======
Total Return..........     1.20%/(e)/   3.04%     4.00%    1.63%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,156         $523    $1,744   $1,676
 Ratio of Expenses to
  Average Net Assets..     0.86%/(f)/   0.86%     0.86%    0.86%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.39%/(f)/   3.07%     3.92%    4.24%/(f)/
 Portfolio Turnover
  Rate................     16.0%/(f)/   20.7%     13.6%    31.1%/(f)/

                          2004/(D)/     2003      2002    2001/(G)/
                          ----          ----      ----    ----
CAPITAL PRESERVATION FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.00       $10.00    $10.00   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.11         0.29      0.38     0.15
                           ----         ----      ----     ----
 Total From Investment
            Operations     0.11         0.29      0.38     0.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)       (0.29)    (0.38)   (0.15)
                          -----        -----     -----    -----
   Total Dividends and
         Distributions    (0.11)       (0.29)    (0.38)   (0.15)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.00       $10.00    $10.00   $10.00
                         ======       ======    ======   ======
Total Return..........     1.13%/(e)/   2.92%     3.88%    1.54%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,713       $1,665    $1,740   $1,675
 Ratio of Expenses to
  Average Net Assets..     0.98%/(f)/   0.98%     0.98%    0.98%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.26%/(f)/   2.78%     3.80%    4.12%/(f)/
 Portfolio Turnover
  Rate................     16.0%/(f)/   20.7%     13.6%    31.1%/(f)/


..

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were decreased on March 1, 2004.
/(d) /Six months ended April 30, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2004/(D)/     2003      2002    2001/(G)/
                          ----          ----      ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.31       $10.55    $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.16         0.29      0.75     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.06)       (0.16)    (0.23)    0.45
                          -----        -----     -----     ----
 Total From Investment
            Operations     0.10         0.13      0.52     0.96
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.20)       (0.37)    (0.49)   (0.50)
                          -----        -----     -----    -----
   Total Dividends and
         Distributions    (0.20)       (0.37)    (0.49)   (0.50)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.21       $10.31    $10.55   $10.52
                         ======       ======    ======   ======
Total Return..........     0.97%/(e)/   1.22%     5.09%    9.38%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,948       $1,101      $236   $2,630
 Ratio of Expenses to
  Average Net Assets..     0.97%/(f)/   0.97%     0.97%    0.97%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.05%/(f)/   2.78%     4.77%    5.29%/(f)/
 Portfolio Turnover
  Rate................    107.5%/(f)/  219.5%     49.9%    36.1%/(f)/

                          2004/(D)/     2003      2002    2001/(G)/
                          ----          ----      ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.31       $10.55    $10.51   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.15         0.28      0.52     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.06)       (0.17)    (0.01)    0.45
                          -----        -----     -----     ----
 Total From Investment
            Operations     0.09         0.11      0.51     0.94
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.19)       (0.35)    (0.47)   (0.49)
                          -----        -----     -----    -----
   Total Dividends and
         Distributions    (0.19)       (0.35)    (0.47)   (0.49)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.21       $10.31    $10.55   $10.51
                         ======       ======    ======   ======
Total Return..........     0.88%/(e)/   1.04%     5.00%    9.13%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,382       $4,020      $582   $2,657
 Ratio of Expenses to
  Average Net Assets..     1.15%/(f)/   1.15%     1.15%    1.15%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.91%/(f)/   2.60%     4.55%    5.12%/(f)/
 Portfolio Turnover
  Rate................    107.5%/(f)/  219.5%     49.9%    36.1%/(f)/

                          2004/(D)/     2003      2002    2001/(H)/
                          ----          ----      ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.37       $10.60    $10.55   $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.14         0.25      0.40     0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.06)       (0.15)     0.10     0.30
                          -----        -----      ----     ----
 Total From Investment
            Operations     0.08         0.10      0.50     0.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.18)       (0.33)    (0.45)   (0.33)
                          -----        -----     -----    -----
   Total Dividends and
         Distributions    (0.18)       (0.33)    (0.45)   (0.33)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.27       $10.37    $10.60   $10.55
                         ======       ======    ======   ======
Total Return /(b)/ ...     0.78%/(e)/   0.93%     4.87%    6.07%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $95,364      $89,856   $44,955   $4,397
 Ratio of Expenses to
  Average Net Assets..     1.29%/(f)/   1.36%     1.35%    1.32%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.29%/(f)/   1.36%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.77%/(f)/   2.40%     4.02%    4.88%/(f)/
 Portfolio Turnover
  Rate................    107.5%/(f)/  219.5%     49.9%    36.1%/(f)/

                          2004/(D)/     2003      2002    2001/(H)/
                          ----          ----      ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.35       $10.60    $10.55   $10.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.19         0.36      0.50     0.38
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.06)       (0.18)     0.09     0.30
                          -----        -----      ----     ----
 Total From Investment
            Operations     0.13         0.18      0.59     0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.23)       (0.43)    (0.54)   (0.39)
                          -----        -----     -----    -----
   Total Dividends and
         Distributions    (0.23)       (0.43)    (0.54)   (0.39)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.25       $10.35    $10.60   $10.55
                         ======       ======    ======   ======
Total Return..........     1.26%/(e)/   1.70%     5.86%    6.72%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10          $10   $20,777   $3,390
 Ratio of Expenses to
  Average Net Assets..     0.40%/(f)/   0.40%     0.40%    0.40%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.66%/(f)/   3.45%     5.06%    5.86%/(f)/
 Portfolio Turnover
  Rate................    107.5%/(f)/  219.5%     49.9%    36.1%/(f)/

                          2004/(D)/     2003      2002    2001/(G)/
                          ----          ----      ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.34       $10.57    $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.18         0.32      0.48     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.07)       (0.15)     0.09     0.48
                          -----        -----      ----     ----
 Total From Investment
            Operations     0.11         0.17      0.57     0.99
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.22)       (0.40)    (0.52)   (0.53)
                          -----        -----     -----    -----
   Total Dividends and
         Distributions    (0.22)       (0.40)    (0.52)   (0.53)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.23       $10.34    $10.57   $10.52
                         ======       ======    ======   ======
Total Return..........     1.03%/(e)/   1.63%     5.61%    9.63%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,151       $4,853    $1,599   $2,643
 Ratio of Expenses to
  Average Net Assets..     0.66%/(f)/   0.66%     0.66%    0.66%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.40%/(f)/   3.09%     4.96%    5.74%/(f)/
 Portfolio Turnover
  Rate................    107.5%/(f)/  219.5%     49.9%    36.1%/(f)/

                          2004/(D)/     2003      2002    2001/(G)/
                          ----          ----      ----    ----
GOVERNMENT SECURITIES FUND
--------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.33       $10.57    $10.52   $10.06
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.17         0.30      1.18     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.06)       (0.15)    (0.62)    0.46
                          -----        -----     -----     ----
 Total From Investment
            Operations     0.11         0.15      0.56     0.98
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.21)       (0.39)    (0.51)   (0.52)
                          -----        -----     -----    -----
   Total Dividends and
         Distributions    (0.21)       (0.39)    (0.51)   (0.52)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.23       $10.33    $10.57   $10.52
                         ======       ======    ======   ======
Total Return..........     1.07%/(e)/   1.41%     5.48%    9.53%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $859         $745      $106   $2,630
 Ratio of Expenses to
  Average Net Assets..     0.78%/(f)/   0.78%     0.77%    0.78%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.27%/(f)/   3.00%     4.97%    5.48%/(f)/
 Portfolio Turnover
  Rate................    107.5%/(f)/  219.5%     49.9%    36.1%/(f)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and decreased on March 1, 2004.
/(d) /Six months ended April 30, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.05 per share from December 1, 2000 through December 5, 2000.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2004/(D)/     2003     2002    2001/(G)/
                          ----          ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.55       $10.54   $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.15         0.39     0.49     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.04)        0.02    (0.03)    0.61
                          -----         ----    -----     ----
 Total From Investment
            Operations     0.11         0.41     0.46     1.12
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.18)       (0.40)   (0.48)   (0.51)
 Distributions from
  Realized Gains......    (0.08)          --    (0.09)      --
 -----                    -----                 -----
   Total Dividends and
         Distributions    (0.26)       (0.40)   (0.57)   (0.51)
                          -----        -----    -----    -----
Net Asset Value, End
 of Period............   $10.40       $10.55   $10.54   $10.65
                         ======       ======   ======   ======
Total Return..........     1.01%/(e)/   3.97%    4.61%   10.99%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $34,176         $818   $1,932   $2,662
 Ratio of Expenses to
  Average Net Assets..     0.97%/(f)/   0.97%    0.97%    0.97%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.85%/(f)/   3.73%    4.67%    5.33%/(f)/
 Portfolio Turnover
  Rate................    186.2%/(f)/   71.3%    60.8%    80.3%/(f)/

                          2004/(D)/     2003     2002    2001/(G)/
                          ----          ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.54       $10.54   $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.15         0.38     0.48     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.05)        0.01    (0.04)    0.61
                          -----         ----    -----     ----
 Total From Investment
            Operations     0.10         0.39     0.44     1.10
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.17)       (0.39)   (0.46)   (0.49)
 Distributions from
  Realized Gains......    (0.08)          --    (0.09)      --
 -----                    -----                 -----
   Total Dividends and
         Distributions    (0.25)       (0.39)   (0.55)   (0.49)
                          -----        -----    -----    -----
Net Asset Value, End
 of Period............   $10.39       $10.54   $10.54   $10.65
                         ======       ======   ======   ======
Total Return..........     0.92%/(e)/   3.69%    4.43%   10.84%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,433         $802   $1,668   $2,881
 Ratio of Expenses to
  Average Net Assets..     1.15%/(f)/   1.15%    1.15%    1.15%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.88%/(f)/   3.55%    4.51%    5.15%/(f)/
 Portfolio Turnover
  Rate................    186.2%/(f)/   71.3%    60.8%    80.3%/(f)/

                          2004/(D)/     2003     2002    2001/(H)/
                          ----          ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.59       $10.58   $10.69   $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.14         0.35     0.43     0.33
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.05)        0.02    (0.01)    0.37
                          -----         ----    -----     ----
 Total From Investment
            Operations     0.09         0.37     0.42     0.70
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.16)       (0.36)   (0.44)   (0.34)
 Distributions from
  Realized Gains......    (0.08)          --    (0.09)      --
 -----                    -----                 -----
   Total Dividends and
         Distributions    (0.24)       (0.36)   (0.53)   (0.34)
                          -----        -----    -----    -----
Net Asset Value, End
 of Period............   $10.44       $10.59   $10.58   $10.69
                         ======       ======   ======   ======
Total Return /(b)/ ...     0.80%/(e)/   3.55%    4.20%    6.67%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $19,947      $17,476   $9,630   $1,334
 Ratio of Expenses to
  Average Net Assets..     1.38%/(f)/   1.39%    1.35%    1.33%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.41%/(f)/   1.50%      --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.70%/(f)/   3.31%    4.18%    4.85%/(f)/
 Portfolio Turnover
  Rate................    186.2%/(f)/   71.3%    60.8%    80.3%/(f)/

                          2004/(D)/     2003     2002    2001/(H)/
                          ----          ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.64       $10.62   $10.69   $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.20         0.46     0.54     0.41
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.06)        0.02     0.02     0.35
                          -----         ----     ----     ----
 Total From Investment
            Operations     0.14         0.48     0.56     0.76
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.21)       (0.46)   (0.54)   (0.40)
 Distributions from
  Realized Gains......    (0.08)          --    (0.09)      --
 -----                    -----                 -----
   Total Dividends and
         Distributions    (0.29)       (0.46)   (0.63)   (0.40)
                          -----        -----    -----    -----
Net Asset Value, End
 of Period............   $10.49       $10.64   $10.62   $10.69
                         ======       ======   ======   ======
Total Return..........     1.29%/(e)/   4.62%    5.56%    7.33%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10          $10      $10      $10
 Ratio of Expenses to
  Average Net Assets..     0.40%/(f)/   0.40%    0.40%    0.40%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.67%/(f)/   4.32%    5.22%    5.84%/(f)/
 Portfolio Turnover
  Rate................    186.2%/(f)/   71.3%    60.8%    80.3%/(f)/

                          2004/(D)/     2003     2002    2001/(G)/
                          ----          ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.57       $10.56   $10.67   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.18         0.43     0.51     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.06)        0.02    (0.02)    0.66
                          -----         ----    -----     ----
 Total From Investment
            Operations     0.12         0.45     0.49     1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.20)       (0.44)   (0.51)   (0.53)
 Distributions from
  Realized Gains......    (0.08)          --    (0.09)      --
 -----                    -----                 -----
   Total Dividends and
         Distributions    (0.28)       (0.44)   (0.60)   (0.53)
                          -----        -----    -----    -----
Net Asset Value, End
 of Period............   $10.41       $10.57   $10.56   $10.67
                         ======       ======   ======   ======
Total Return..........     1.07%/(e)/   4.28%    4.93%   11.45%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,183       $6,339   $6,195   $2,667
 Ratio of Expenses to
  Average Net Assets..     0.66%/(f)/   0.66%    0.66%    0.66%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.35%/(f)/   4.05%    4.90%    5.65%/(f)/
 Portfolio Turnover
  Rate................    186.2%/(f)/   71.3%    60.8%    80.3%/(f)/

                          2004/(D)/     2003     2002    2001/(G)/
                          ----          ----     ----    ----
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
----------------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.55       $10.54   $10.65   $10.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.17         0.41     0.52     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.05)        0.02    (0.04)    0.61
                          -----         ----    -----     ----
 Total From Investment
            Operations     0.12         0.43     0.48     1.13
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.19)       (0.42)   (0.50)   (0.52)
 Distributions from
  Realized Gains......    (0.08)          --    (0.09)      --
 -----                    -----                 -----
   Total Dividends and
         Distributions    (0.27)       (0.42)   (0.59)   (0.52)
                          -----        -----    -----    -----
Net Asset Value, End
 of Period............   $10.40       $10.55   $10.54   $10.65
                         ======       ======   ======   ======
Total Return..........     1.11%/(e)/   4.17%    4.81%   11.15%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $11          $11   $1,483   $2,662
 Ratio of Expenses to
  Average Net Assets..     0.78%/(f)/   0.78%    0.77%    0.78%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.29%/(f)/   3.92%    4.89%    5.52%/(f)/
 Portfolio Turnover
  Rate................    186.2%/(f)/   71.3%    60.8%    80.3%/(f)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and decreased on March 1, 2004.
/(d) /Six months ended April 30, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03 per share from November 30, 2000 through December 5, 2000.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                         2004/(D)/    2003     2002    2001/(G)/
                         ----         ----     ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $10.59      $10.51   $10.66   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.21        0.48     0.51     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.10)       0.05    (0.08)    0.63
                         -----        ----    -----     ----
 Total From Investment
            Operations    0.11        0.53     0.43     1.15
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.22)      (0.45)   (0.49)   (0.52)
 Distributions from
  Realized Gains......   (0.05)         --    (0.09)      --
 ----                    -----                -----
   Total Dividends and
         Distributions   (0.27)      (0.45)   (0.58)   (0.52)
                         -----       -----    -----    -----
Net Asset Value, End
 of Period............  $10.43      $10.59   $10.51   $10.66
                        ======      ======   ======   ======
Total Return..........    0.97%/(e)/  5.08%    4.34%   10.91%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $149        $105   $2,230   $2,667
 Ratio of Expenses to
  Average Net Assets..    0.97%/(f)/  0.97%    0.97%    0.97%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.89%/(f)/  4.15%    4.88%    5.44%/(f)/
 Portfolio Turnover
  Rate................    44.8%/(f)/  38.8%    94.1%   101.3%/(f)/

                         2004/(D)/    2003     2002    2001/(G)/
                         ----         ----     ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $10.59      $10.51   $10.66   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.20        0.43     0.49     0.50
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.10)       0.08    (0.08)    0.64
                         -----        ----    -----     ----
 Total From Investment
            Operations    0.10        0.51     0.41     1.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.21)      (0.43)   (0.47)   (0.51)
 Distributions from
  Realized Gains......   (0.05)         --    (0.09)      --
 ----                    -----                -----
   Total Dividends and
         Distributions   (0.26)      (0.43)   (0.56)   (0.51)
                         -----       -----    -----    -----
Net Asset Value, End
 of Period............  $10.43      $10.59   $10.51   $10.66
                        ======      ======   ======   ======
Total Return..........    0.88%/(e)/  4.90%    4.15%   10.76%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $2,247      $2,094   $2,229   $2,667
 Ratio of Expenses to
  Average Net Assets..    1.15%/(f)/  1.15%    1.15%    1.15%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.71%/(f)/  3.85%    4.70%    5.26%/(f)/
 Portfolio Turnover
  Rate................    44.8%/(f)/  38.8%    94.1%   101.3%/(f)/

                         2004/(D)/    2003     2002    2001/(H)/
                         ----         ----     ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $10.72      $10.64   $10.77   $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.19        0.39     0.46     0.33
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.09)       0.10    (0.05)    0.38
                         -----        ----    -----     ----
 Total From Investment
            Operations    0.10        0.49     0.41     0.71
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.20)      (0.41)   (0.45)   (0.34)
 Distributions from
  Realized Gains......   (0.05)         --    (0.09)      --
 ----                    -----                -----
   Total Dividends and
         Distributions   (0.25)      (0.41)   (0.54)   (0.34)
                         -----       -----    -----    -----
Net Asset Value, End
 of Period............  $10.57      $10.72   $10.64   $10.77
                        ======      ======   ======   ======
Total Return /(b)/ ...    0.84%/(e)/  4.60%    4.09%    6.63%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $9,635      $9,419   $5,545   $1,214
 Ratio of Expenses to
  Average Net Assets..    1.38%/(f)/  1.40%    1.35%    1.32%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...    1.56%/(f)/  1.67%      --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..    3.48%/(f)/  3.59%    4.44%    4.97%/(f)/
 Portfolio Turnover
  Rate................    44.8%/(f)/  38.8%    94.1%   101.3%/(f)/

                         2004/(D)/    2003     2002    2001/(H)/
                         ----         ----     ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.81      $10.72   $10.77   $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.24        0.50     0.57     0.41
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.09)       0.10     0.02     0.37
                         -----        ----     ----     ----
 Total From Investment
            Operations    0.15        0.60     0.59     0.78
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.25)      (0.51)   (0.55)   (0.41)
 Distributions from
  Realized Gains......   (0.05)         --    (0.09)      --
 ----                    -----                -----
   Total Dividends and
         Distributions   (0.30)      (0.51)   (0.64)   (0.41)
                         -----       -----    -----    -----
Net Asset Value, End
 of Period............  $10.66      $10.81   $10.72   $10.77
                        ======      ======   ======   ======
Total Return..........    1.33%/(e)/  5.66%    5.81%    7.28%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $10         $10      $10      $10
 Ratio of Expenses to
  Average Net Assets..    0.40%/(f)/  0.40%    0.40%    0.40%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.47%/(f)/  4.62%    5.45%    5.94%/(f)/
 Portfolio Turnover
  Rate................    44.8%/(f)/  38.8%    94.1%   101.3%/(f)/

                         2004/(D)/    2003     2002    2001/(G)/
                         ----         ----     ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $10.58      $10.50   $10.65   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.22        0.46     0.53     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.09)       0.10    (0.07)    0.65
                         -----        ----    -----     ----
 Total From Investment
            Operations    0.13        0.56     0.46     1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.24)      (0.48)   (0.52)   (0.54)
 Distributions from
  Realized Gains......   (0.05)         --    (0.09)      --
 ----                    -----                -----
   Total Dividends and
         Distributions   (0.29)      (0.48)   (0.61)   (0.54)
                         -----       -----    -----    -----
Net Asset Value, End
 of Period............  $10.42      $10.58   $10.50   $10.65
                        ======      ======   ======   ======
Total Return..........    1.13%/(e)/  5.41%    4.66%   10.96%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,313      $3,080   $2,246   $2,662
 Ratio of Expenses to
  Average Net Assets..    0.66%/(f)/  0.66%    0.66%    0.66%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.20%/(f)/  4.37%    5.19%    5.74%/(f)/
 Portfolio Turnover
  Rate................    44.8%/(f)/  38.8%    94.1%   101.3%/(f)/

                         2004/(D)/    2003     2002    2001/(G)/
                         ----         ----     ----    ----
HIGH QUALITY LONG-TERM BOND FUND
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $10.60      $10.51   $10.66   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.21        0.51     0.53     0.53
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........   (0.10)       0.05    (0.08)    0.63
                         -----        ----    -----     ----
 Total From Investment
            Operations    0.11        0.56     0.45     1.16
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.23)      (0.47)   (0.51)   (0.53)
 Distributions from
  Realized Gains......   (0.05)         --    (0.09)      --
 ----                    -----                -----
   Total Dividends and
         Distributions   (0.28)      (0.47)   (0.60)   (0.53)
                         -----       -----    -----    -----
Net Asset Value, End
 of Period............  $10.43      $10.60   $10.51   $10.66
                        ======      ======   ======   ======
Total Return..........    0.97%/(e)/  5.38%    4.53%   11.07%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $97         $20   $2,230   $2,667
 Ratio of Expenses to
  Average Net Assets..    0.78%/(f)/  0.78%    0.77%    0.78%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    4.03%/(f)/  4.35%    5.08%    5.63%/(f)/
 Portfolio Turnover
  Rate................    44.8%/(f)/  38.8%    94.1%   101.3%/(f)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were decreased on March 1, 2004.
/(d) /Six months ended April 30, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from November 27, 2000 through December 5, 2000.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.03 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2004/(D)/     2003      2002    2001/(G)/
                          ----          ----      ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.39       $10.40    $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.12         0.29      0.53     0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.03)        0.02     (0.15)    0.49
                          -----         ----     -----     ----
 Total From Investment
            Operations     0.09         0.31      0.38     1.00
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.13)       (0.32)    (0.40)   (0.50)
 Distributions from
  Realized Gains......    (0.04)          --     (0.11)      --
 -----                    -----                  -----
   Total Dividends and
         Distributions    (0.17)       (0.32)    (0.51)   (0.50)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.31       $10.39    $10.40   $10.53
                         ======       ======    ======   ======
Total Return..........     0.83%/(e)/   3.02%     3.91%    9.96%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $909         $809      $446   $2,631
 Ratio of Expenses to
  Average Net Assets..     0.97%/(f)/   0.97%     0.97%    0.97%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.36%/(f)/   2.89%     4.17%    5.28%/(f)/
 Portfolio Turnover
  Rate................     74.6%/(f)/   72.3%    105.8%    68.4%/(f)/

                          2004/(D)/     2003      2002    2001/(G)/
                          ----          ----      ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.36       $10.38    $10.51   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.12         0.28      1.89     0.49
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.08)          --     (1.52)    0.47
  ----                    -----                  -----     ----
 Total From Investment
            Operations     0.04         0.28      0.37     0.96
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)       (0.30)    (0.39)   (0.48)
 Distributions from
  Realized Gains......    (0.04)          --     (0.11)      --
 -----                    -----                  -----
   Total Dividends and
         Distributions    (0.16)       (0.30)    (0.50)   (0.48)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.24       $10.36    $10.38   $10.51
                         ======       ======    ======   ======
Total Return..........     0.35%/(e)/   2.75%     3.72%    9.61%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $265         $292       $40   $2,631
 Ratio of Expenses to
  Average Net Assets..     1.15%/(f)/   1.15%     1.15%    1.15%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.27%/(f)/   2.60%     4.07%    5.11%/(f)/
 Portfolio Turnover
  Rate................     74.6%/(f)/   72.3%    105.8%    68.4%/(f)/

                          2004/(D)/     2003      2002    2001/(H)/
                          ----          ----      ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.38       $10.39    $10.54   $10.25
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.11         0.25      0.37     0.32
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.08)        0.02     (0.04)    0.30
                          -----         ----     -----     ----
 Total From Investment
            Operations     0.03         0.27      0.33     0.62
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)       (0.28)    (0.37)   (0.33)
 Distributions from
  Realized Gains......    (0.04)          --     (0.11)      --
 -----                    -----                  -----
   Total Dividends and
         Distributions    (0.15)       (0.28)    (0.48)   (0.33)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.26       $10.38    $10.39   $10.54
                         ======       ======    ======   ======
Total Return /(b)/ ...     0.28%/(e)/   2.64%     3.33%    6.02%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $42,289      $35,847   $12,108     $996
 Ratio of Expenses to
  Average Net Assets..     1.23%/(f)/   1.33%     1.35%    1.31%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.23%/(f)/   1.33%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.19%/(f)/   2.46%     3.56%    4.75%/(f)/
 Portfolio Turnover
  Rate................     74.6%/(f)/   72.3%    105.8%    68.4%/(f)/

                          2004/(D)/     2003      2002    2001/(H)/
                          ----          ----      ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.38       $10.39    $10.54   $10.25
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.16         0.39      0.47     0.38
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.08)       (0.02)    (0.04)    0.30
                          -----        -----     -----     ----
 Total From Investment
            Operations     0.08         0.37      0.43     0.68
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.16)       (0.38)    (0.47)   (0.39)
 Distributions from
  Realized Gains......    (0.04)          --     (0.11)      --
 -----                    -----                  -----
   Total Dividends and
         Distributions    (0.20)       (0.38)    (0.58)   (0.39)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.26       $10.38    $10.39   $10.54
                         ======       ======    ======   ======
Total Return..........     0.73%/(e)/   3.62%     4.29%    6.67%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10          $10    $9,450   $1,214
 Ratio of Expenses to
  Average Net Assets..     0.40%/(f)/   0.40%     0.40%    0.40%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.01%/(f)/   3.73%     4.54%    5.59%/(f)/
 Portfolio Turnover
  Rate................     74.6%/(f)/   72.3%    105.8%    68.4%/(f)/

                          2004/(D)/     2003      2002    2001/(G)/
                          ----          ----      ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.37       $10.39    $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.14         0.33      0.47     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.08)          --     (0.06)    0.50
  ----                    -----                  -----     ----
 Total From Investment
            Operations     0.06         0.33      0.41     1.02
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.14)       (0.35)    (0.44)   (0.52)
 Distributions from
  Realized Gains......    (0.04)          --     (0.11)      --
 -----                    -----                  -----
   Total Dividends and
         Distributions    (0.18)       (0.35)    (0.55)   (0.52)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.25       $10.37    $10.39   $10.53
                         ======       ======    ======   ======
Total Return..........     0.60%/(e)/   3.25%     4.13%   10.21%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,197       $3,352    $2,694   $2,633
 Ratio of Expenses to
  Average Net Assets..     0.66%/(f)/   0.66%     0.66%    0.66%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.76%/(f)/   3.19%     4.41%    5.76%/(f)/
 Portfolio Turnover
  Rate................     74.6%/(f)/   72.3%    105.8%    68.4%/(f)/

                          2004/(D)/     2003      2002    2001/(G)/
                          ----          ----      ----    ----
HIGH QUALITY SHORT-TERM BOND FUND
---------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.29       $10.31    $10.53   $10.03
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.14         0.32      6.39     0.52
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.07)          --     (6.07)    0.49
  ----                    -----                  -----     ----
 Total From Investment
            Operations     0.07         0.32      0.32     1.01
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.14)       (0.34)    (0.43)   (0.51)
 Distributions from
  Realized Gains......    (0.04)          --     (0.11)      --
 -----                    -----                  -----
   Total Dividends and
         Distributions    (0.18)       (0.34)    (0.54)   (0.51)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $10.18       $10.29    $10.31   $10.53
                         ======       ======    ======   ======
Total Return..........     0.64%/(e)/   3.15%     3.20%   10.11%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $11          $11       $11   $2,632
 Ratio of Expenses to
  Average Net Assets..     0.78%/(f)/   0.78%     0.77%    0.78%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.64%/(f)/   3.08%     4.37%    5.47%/(f)/
 Portfolio Turnover
  Rate................     74.6%/(f)/   72.3%    105.8%    68.4%/(f)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and decreased on March 1, 2004.
/(d) /Six months ended April 30, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.02 per share from November 29, 2000 through December 5, 2000.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.01 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):


                          2004/(E)/    2003     2002      2001/(H)/
                          ----         ----     ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $13.00       $8.74    $8.32     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04        0.08       --       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.79        4.18     0.46      (1.97)
                           ----        ----     ----      -----
 Total From Investment
            Operations     0.83        4.26     0.46      (1.90)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)         --    (0.04)     (0.02)
  ---                     -----                -----      -----
   Total Dividends and
         Distributions    (0.08)         --    (0.04)     (0.02)
  ---                     -----                -----      -----
Net Asset Value, End
 of Period............   $13.75      $13.00    $8.74      $8.32
                         ======      ======    =====      =====
Total Return..........     6.42%/(f)/ 48.74%    5.53%    (19.24)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,725      $2,484   $1,543     $1,041
 Ratio of Expenses to
  Average Net Assets..     1.90%/(g)/  1.92%    1.92%      1.92%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.92%/(g)/  1.92%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.62%/(g)/  0.76%    0.10%      0.90%/(g)/
 Portfolio Turnover
  Rate................    117.9%/(g)/ 144.7%   151.0%     156.3%/(g)/

                          2004/(E)/    2003     2002      2001/(H)/
                          ----         ----     ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $12.96       $8.73    $8.31     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.03        0.06       --       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.79        4.17     0.45      (1.97)
                           ----        ----     ----      -----
 Total From Investment
            Operations     0.82        4.23     0.45      (1.91)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)         --    (0.03)     (0.02)
  ---                     -----                -----      -----
   Total Dividends and
         Distributions    (0.06)         --    (0.03)     (0.02)
  ---                     -----                -----      -----
Net Asset Value, End
 of Period............   $13.72      $12.96    $8.73      $8.31
                         ======      ======    =====      =====
Total Return..........     6.34%/(f)/ 48.45%    5.34%    (19.33)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,739      $1,630   $1,093     $1,040
 Ratio of Expenses to
  Average Net Assets..     2.08%/(g)/  2.10%    2.10%      2.10%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     2.10%/(g)/  2.10%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.43%/(g)/  0.59%      --       0.73%/(g)/
 Portfolio Turnover
  Rate................    117.9%/(g)/ 144.7%   151.0%     156.3%/(g)/

                          2004/(E)/    2003     2002      2001/(I)/
                          ----         ----     ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $12.82       $8.68    $8.26     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01          --    (0.02)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.78        4.14     0.45      (2.04)
                           ----        ----     ----      -----
 Total From Investment
            Operations     0.79        4.14     0.43      (2.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --          --    (0.01)        --
  ----                                         -----
   Total Dividends and
         Distributions       --          --    (0.01)        --
  ----                                         -----
Net Asset Value, End
 of Period............   $13.61      $12.82    $8.68      $8.26
                         ======      ======    =====      =====
Total Return /(c)/ ...     6.19%/(f)/ 47.70%    5.17%    (19.41)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $18,441      $8,956   $2,240       $347
 Ratio of Expenses to
  Average Net Assets..     2.45%/(g)/  2.65%    2.30%      2.26%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     2.46%/(g)/  3.31%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.13%/(g)/  0.05%   (0.28)%     0.42%/(g)/
 Portfolio Turnover
  Rate................    117.9%/(g)/ 144.7%   151.0%     156.3%/(g)/

                          2004/(E)/    2003     2002      2001/(I)/
                          ----         ----     ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $13.06       $8.72    $8.31     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.08        0.03     0.09       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.79        4.31     0.42      (2.03)
                           ----        ----     ----      -----
 Total From Investment
            Operations     0.87        4.34     0.51      (1.98)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.16)         --    (0.10)        --
  ---                     -----                -----
   Total Dividends and
         Distributions    (0.16)         --    (0.10)        --
  ---                     -----                -----
Net Asset Value, End
 of Period............   $13.77      $13.06    $8.72      $8.31
                         ======      ======    =====      =====
Total Return..........     6.69%/(f)/ 49.77%    6.03%    (18.93)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $13         $13   $2,517       $314
 Ratio of Expenses to
  Average Net Assets..     1.33%/(g)/  1.35%    1.35%      1.35%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.35%/(g)/  1.35%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.18%/(g)/  0.34%    0.73%      3.65%/(g)/
 Portfolio Turnover
  Rate................    117.9%/(g)/ 144.7%   151.0%     156.3%/(g)/

                          2004/(E)/    2003     2002      2001/(H)/
                          ----         ----     ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $13.07       $8.76    $8.33     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.07        0.10     0.05       0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.79        4.21     0.45      (1.97)
                           ----        ----     ----      -----
 Total From Investment
            Operations     0.86        4.31     0.50      (1.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.13)         --    (0.07)     (0.02)
  ---                     -----                -----      -----
   Total Dividends and
         Distributions    (0.13)         --    (0.07)     (0.02)
  ---                     -----                -----      -----
Net Asset Value, End
 of Period............   $13.80      $13.07    $8.76      $8.33
                         ======      ======    =====      =====
Total Return..........     6.56%/(f)/ 49.20%    5.97%    (19.22)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,011      $2,506   $1,102     $1,042
 Ratio of Expenses to
  Average Net Assets..     1.59%/(g)/  1.61%    1.61%      1.61%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.61%/(g)/  1.61%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.94%/(g)/  1.01%    0.49%      0.69%/(g)/
 Portfolio Turnover
  Rate................    117.9%/(g)/ 144.7%   151.0%     156.3%/(g)/

                          2004/(E)/    2003     2002      2001/(H)/
                          ----         ----     ----      ----
INTERNATIONAL EMERGING MARKETS FUND
-----------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $13.05       $8.76    $8.33     $10.24
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06        0.10     0.04       0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.79        4.19     0.45      (1.97)
                           ----        ----     ----      -----
 Total From Investment
            Operations     0.85        4.29     0.49      (1.89)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)         --    (0.06)     (0.02)
  ---                     -----                -----      -----
   Total Dividends and
         Distributions    (0.11)         --    (0.06)     (0.02)
  ---                     -----                -----      -----
Net Asset Value, End
 of Period............   $13.79      $13.05    $8.76      $8.33
                         ======      ======    =====      =====
Total Return..........     6.53%/(f)/ 48.97%    5.85%    (19.14)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,726      $1,633   $1,095     $1,043
 Ratio of Expenses to
  Average Net Assets..     1.71%/(g)/  1.73%    1.72%      1.73%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.73%/(g)/  1.73%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.80%/(g)/  0.96%    0.38%      1.09%/(g)/
 Portfolio Turnover
  Rate................    117.9%/(g)/ 144.7%   151.0%     156.3%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

(a) Effective November 1, 2002, calculated based on average shares outstanding during the period.
(b) Expense ratio without fees paid indirectly.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
(e) Six months ended April 30, 2004.
(f) Total return amounts have not been annualized.
(g) Computed on an annualized basis.
(h) Period from December 6, 2000, date shares first offered, through October 31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.23 per share from November 30, 2000 through December 5, 2000.
(i) Period from March 1, 2001, date shares first offered, through October 31, 2001. Class J and Institutional shares each incurred an unrealized loss of $.06 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                               2004/(E)/     2003         2002      2001/(J)/
                               ----          ----         ----      ----
INTERNATIONAL FUND I
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..         $8.00        $6.51        $7.40     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............          0.02         0.07        (0.02)      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........          0.76         1.45        (0.87)     (2.83)
                                ----         ----        -----      -----
 Total From Investment
            Operations          0.78         1.52        (0.89)     (2.79)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...         (0.02)       (0.03)          --         --
 -----                         -----        -----
   Total Dividends and
         Distributions         (0.02)       (0.03)          --         --
 -----                         -----        -----
Net Asset Value, End
 of Period............         $8.76        $8.00        $6.51      $7.40
                               =====        =====        =====      =====
Total Return..........          9.71%/(f)/  23.36%      (12.03)%   (26.92)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........        $7,125       $4,173       $3,304       $926
 Ratio of Expenses to
  Average Net Assets..          1.46%/(g)/   1.47%        1.47%      1.47%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...          1.47%/(g)/   1.47%        1.47%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..          0.47%/(g)/   0.95%        0.46%      0.79%/(g)/
 Portfolio Turnover
  Rate................  144.6%/(g)(h)/      162.2%/(i)/   71.4%      86.8%/(g)/

                               2004/(E)/     2003         2002      2001/(J)/
                               ----          ----         ----      ----
INTERNATIONAL FUND I
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..         $7.96        $6.47        $7.38     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............          0.01         0.04        (0.02)      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........          0.75         1.47        (0.89)     (2.84)
                                ----         ----        -----      -----
 Total From Investment
            Operations          0.76         1.51        (0.91)     (2.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...            --        (0.02)          --         --
 -----                            --        -----
   Total Dividends and
         Distributions            --        (0.02)          --         --
 -----                            --        -----
Net Asset Value, End
 of Period............         $8.72        $7.96        $6.47      $7.38
                               =====        =====        =====      =====
Total Return..........          9.57%/(f)/  23.30%      (12.33)%   (27.12)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........        $5,390       $3,060       $3,172       $974
 Ratio of Expenses to
  Average Net Assets..          1.64%/(g)/   1.65%        1.65%      1.65%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...          1.65%/(g)/   1.65%        1.65%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..          0.23%/(g)/   0.61%        0.38%      0.60%/(g)/
 Portfolio Turnover
  Rate................  144.6%/(g)(h)/      162.2%/(i)/   71.4%      86.8%/(g)/

                               2004/(E)/     2003         2002      2001/(K)/
                               ----          ----         ----      ----
INTERNATIONAL FUND I
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..         $7.98        $6.49        $7.42      $9.54
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............            --         0.02         0.01      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........          0.76         1.47        (0.94)     (2.11)
                                ----         ----        -----      -----
 Total From Investment
            Operations          0.76         1.49        (0.93)     (2.12)
                                ----         ----        -----      -----
Net Asset Value, End
 of Period............         $8.74        $7.98        $6.49      $7.42
                               =====        =====        =====      =====
Total Return /(c)/ ...          9.52%/(f)/  22.98%      (12.53)%   (22.22)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $49,154      $33,430      $10,104     $2,165
 Ratio of Expenses to
  Average Net Assets..          1.82%/(g)/   2.05%        1.85%      1.81%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...          1.91%/(g)/   2.15%        1.85%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..          0.06%/(g)/   0.24%        0.03%     (0.36)%/(g)/
 Portfolio Turnover
  Rate................  144.6%/(g)(h)/      162.2%/(i)/   71.4%      86.8%/(g)/

                               2004/(E)/     2003         2002      2001/(K)/
                               ----          ----         ----      ----
INTERNATIONAL FUND I
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..         $8.01        $6.52        $7.46      $9.54
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............          0.04         0.06         0.02         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........          0.76         1.50        (0.88)     (2.08)
                                ----         ----        -----      -----
 Total From Investment
            Operations          0.80         1.56        (0.86)     (2.08)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...         (0.06)       (0.07)       (0.08)        --
 ----                          -----        -----        -----
   Total Dividends and
         Distributions         (0.06)       (0.07)       (0.08)        --
 ----                          -----        -----        -----
Net Asset Value, End
 of Period............         $8.75        $8.01        $6.52      $7.46
                               =====        =====        =====      =====
Total Return..........         10.07%/(f)/  24.09%      (11.60)%   (21.80)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $12,046       $8,611      $20,504     $1,782
 Ratio of Expenses to
  Average Net Assets..          0.89%/(g)/   0.90%        0.90%      0.90%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...          0.90%/(g)/   0.90%        0.90%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..          0.95%/(g)/   0.91%        1.15%      0.34%/(g)/
 Portfolio Turnover
  Rate................  144.6%/(g)(h)/      162.2%/(i)/   71.4%      86.8%/(g)/

                               2004/(E)/     2003         2002      2001/(J)/
                               ----          ----         ----      ----
INTERNATIONAL FUND I
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..         $8.01        $6.51        $7.41     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............          0.03         0.08        (0.01)      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........          0.77         1.47        (0.85)     (2.81)
                                ----         ----        -----      -----
 Total From Investment
            Operations          0.80         1.55        (0.86)     (2.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...         (0.04)       (0.05)       (0.04)        --
 ----                          -----        -----        -----
   Total Dividends and
         Distributions         (0.04)       (0.05)       (0.04)        --
 ----                          -----        -----        -----
Net Asset Value, End
 of Period............         $8.77        $8.01        $6.51      $7.41
                               =====        =====        =====      =====
Total Return..........         10.03%/(f)/  23.90%      (11.61)%   (26.82)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........        $9,254       $7,169       $4,166       $925
 Ratio of Expenses to
  Average Net Assets..          1.15%/(g)/   1.16%        1.16%      1.16%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...          1.16%/(g)/   1.16%        1.16%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..          0.67%/(g)/   1.15%        0.75%      0.21%/(g)/
 Portfolio Turnover
  Rate................  144.6%/(g)(h)/      162.2%/(i)/   71.4%      86.8%/(g)/

                               2004/(E)/     2003         2002      2001/(J)/
                               ----          ----         ----      ----
INTERNATIONAL FUND I
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..         $8.08        $6.50        $7.41     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............          0.04         0.08        (0.01)      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........          0.78         1.54        (0.87)     (2.83)
                                ----         ----        -----      -----
 Total From Investment
            Operations          0.82         1.62        (0.88)     (2.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...         (0.03)       (0.04)       (0.03)        --
 ----                          -----        -----        -----
   Total Dividends and
         Distributions         (0.03)       (0.04)       (0.03)        --
 ----                          -----        -----        -----
Net Asset Value, End
 of Period............         $8.87        $8.08        $6.50      $7.41
                               =====        =====        =====      =====
Total Return..........         10.18%/(f)/  25.01%      (11.96)%   (26.82)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........        $1,337          $60       $2,381       $927
 Ratio of Expenses to
  Average Net Assets..          1.28%/(g)/   1.28%        1.28%      1.28%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...          1.28%/(g)/   1.28%        1.28%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..          0.87%/(g)/   1.03%        0.76%      0.98%/(g)/
 Portfolio Turnover
  Rate................  144.6%/(g)(h)/      162.2%/(i)/   71.4%      86.8%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003 and ceased on March 1, 2004. /(e) /Six months ended April 30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Portfolio turnover rate excludes approximately $7,549,000 from portfolio realignment from the acquisition of International SmallCap Fund.
/(i) /Portfolio turnover rate excludes approximately $8,876,000 of securities from the acquisition of European Fund, Pacific Basin Fund, and International SmallCap Fund and $5,654,000 from portfolio realignment.
/(j) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.18 per share from November 28, 2000 through December 5, 2000.
/(k) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.03 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004/(E)/      2003       2002      2001/(H)/
                           ----           ----       ----      ----
INTERNATIONAL FUND II
---------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $8.58         $6.83      $7.55     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.03          0.05       0.02      (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.02          1.70      (0.70)     (2.56)
                            ----          ----      -----      -----
 Total From Investment
            Operations      1.05          1.75      (0.68)     (2.63)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)           --      (0.04)        --
 ------                    -----                    -----
   Total Dividends and
         Distributions     (0.05)           --      (0.04)        --
 -------                   -----                    -----
Net Asset Value, End
 of Period............     $9.58         $8.58      $6.83      $7.55
                           =====         =====      =====      =====
Total Return..........     12.25%/(f)/   25.62%     (9.07)%   (25.76)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,173        $2,591     $1,405       $756
 Ratio of Expenses to
  Average Net Assets..      1.57%/(g)/    1.57%      1.57%      1.57%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --          1.57%      1.57%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.68%/(g)/    0.65%      0.10%      0.34%/(g)/
 Portfolio Turnover
  Rate................     185.7%/(g)/   135.3%      96.9%     143.1%/(g)/

                           2004/(E)/      2003       2002      2001/(H)/
                           ----           ----       ----      ----
INTERNATIONAL FUND II
---------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $8.25         $6.58      $7.53     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.03          0.05      (0.08)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.97          1.62      (0.84)     (2.57)
                            ----          ----      -----      -----
 Total From Investment
            Operations      1.00          1.67      (0.92)     (2.65)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.04)           --      (0.03)        --
 -------                   -----                    -----
   Total Dividends and
         Distributions     (0.04)           --      (0.03)        --
 -------                   -----                    -----
Net Asset Value, End
 of Period............     $9.21         $8.25      $6.58      $7.53
                           =====         =====      =====      =====
Total Return..........     12.09%/(f)/   25.38%    (12.32)%   (25.96)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $1,900          $568       $199       $754
 Ratio of Expenses to
  Average Net Assets..      1.75%/(g)/    1.75%      1.74%      1.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --          1.75%      1.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.67%/(g)/    0.73%     (0.03)%     0.16%/(g)/
 Portfolio Turnover
  Rate................     185.7%/(g)/   135.3%      96.9%     143.1%/(g)/

                           2004/(E)/      2003       2002      2001/(I)/
                           ----           ----       ----      ----
INTERNATIONAL FUND II
---------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $8.28         $6.62      $7.56      $9.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.01          0.01       0.04      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.98          1.65      (0.97)     (1.72)
                            ----          ----      -----      -----
 Total From Investment
            Operations      0.99          1.66      (0.93)     (1.73)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)           --      (0.01)        --
 ------                    -----                    -----
   Total Dividends and
         Distributions     (0.01)           --      (0.01)        --
 ------                    -----                    -----
Net Asset Value, End
 of Period............     $9.26         $8.28      $6.62      $7.56
                           =====         =====      =====      =====
Total Return /(c)/ ...     11.96%/(f)/   25.08%    (12.33)%   (18.80)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $13,811        $8,079     $3,871       $931
 Ratio of Expenses to
  Average Net Assets..      2.10%/(g)/    2.10%      1.95%      1.92%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      2.13%/(g)/    2.65%      1.95%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.16%/(g)/    0.18%     (0.11)%    (0.38)%/(g)/
 Portfolio Turnover
  Rate................     185.7%/(g)/   135.3%      96.9%     143.1%/(g)/

                           2004/(E)/      2003       2002      2001/(H)/
                           ----           ----       ----      ----
INTERNATIONAL FUND II
---------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $8.38         $6.63      $7.58     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.06          0.10      (0.01)      0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.99          1.65      (0.86)     (2.70)
                            ----          ----      -----      -----
 Total From Investment
            Operations      1.05          1.75      (0.87)     (2.61)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)           --      (0.08)        --
 ------                    -----                    -----
   Total Dividends and
         Distributions     (0.10)           --      (0.08)        --
 ------                    -----                    -----
Net Asset Value, End
 of Period............     $9.33         $8.38      $6.63      $7.58
                           =====         =====      =====      =====
Total Return..........     12.61%/(f)/   26.40%    (11.58)%   (25.47)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $291,470      $208,785   $117,442     $2,176
 Ratio of Expenses to
  Average Net Assets..      1.00%/(g)/    1.00%      0.99%      1.00%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --          1.00%      1.00%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.23%/(g)/    1.37%      0.93%      0.36%/(g)/
 Portfolio Turnover
  Rate................     185.7%/(g)/   135.3%      96.9%     143.1%/(g)/

                           2004/(E)/      2003       2002      2001/(H)/
                           ----           ----       ----      ----
INTERNATIONAL FUND II
---------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $8.34         $6.61      $7.55     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.04          0.08       0.02      (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.99          1.65      (0.90)     (2.59)
                            ----          ----      -----      -----
 Total From Investment
            Operations      1.03          1.73      (0.88)     (2.64)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)           --      (0.06)        --
 ------                    -----                    -----
   Total Dividends and
         Distributions     (0.08)           --      (0.06)        --
 ------                    -----                    -----
Net Asset Value, End
 of Period............     $9.29         $8.34      $6.61      $7.55
                           =====         =====      =====      =====
Total Return..........     12.38%/(f)/   26.17%    (11.72)%   (25.76)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $882          $685       $623       $756
 Ratio of Expenses to
  Average Net Assets..      1.26%/(g)/    1.26%      1.25%      1.26%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --          1.26%      1.26%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.93%/(g)/    1.09%      0.43%      0.65%/(g)/
 Portfolio Turnover
  Rate................     185.7%/(g)/   135.3%      96.9%     143.1%/(g)/

                           2004/(E)/      2003       2002      2001/(H)/
                           ----           ----       ----      ----
INTERNATIONAL FUND II
---------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $8.31         $6.60      $7.55     $10.19
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.04          0.08      (0.03)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.99          1.63      (0.86)     (2.58)
                            ----          ----      -----      -----
 Total From Investment
            Operations      1.03          1.71      (0.89)     (2.64)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.07)           --      (0.06)        --
 ------                    -----                    -----
   Total Dividends and
         Distributions     (0.07)           --      (0.06)        --
 ------                    -----                    -----
Net Asset Value, End
 of Period............     $9.27         $8.31      $6.60      $7.55
                           =====         =====      =====      =====
Total Return..........     12.41%/(f)/   25.91%    (11.96)%   (25.76)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $121          $106       $195       $756
 Ratio of Expenses to
  Average Net Assets..      1.38%/(g)/    1.38%      1.36%      1.38%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --          1.38%      1.37%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.79%/(g)/    1.12%      0.35%      0.53%/(g)/
 Portfolio Turnover
  Rate................     185.7%/(g)/   135.3%      96.9%     143.1%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

(a) Effective November 1, 2002, calculated based on average shares outstanding during the period.
(b) Expense ratio without fees paid indirectly.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
(e) Six months ended April 30, 2004.
(f) Total return amounts have not been annualized.
(g) Computed on an annualized basis.
(h) Period from December 6, 2000, date shares first offered, through October 31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares incurred an unrealized gain of $.18, $.18, $.19, $.19, and $.19 per share, respectively, from November 27,2000 through December 5, 2000.
(i) Period from March 1, 2001, date shares first offered, through October 31, 2001. Class J incurred an unrealized loss of $.03 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2004/(B)/    2003/(E)/
                          ----         ----
LARGECAP BLEND FUND I
---------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $12.07       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.03         0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.64         2.03
                           ----         ----
 Total From Investment
            Operations     0.67         2.07

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)          --
 Distributions from
  Realized Gains......    (0.27)          --
  ----
   Total Dividends and
         Distributions    (0.31)          --
  ----                    -----
Net Asset Value, End
 of Period............   $12.43       $12.07
                         ======       ======
Total Return..........     5.64%/(c)/  20.70%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $124         $121
 Ratio of Expenses to
  Average Net Assets..     1.17%/(d)/   1.17%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.41%/(d)/   0.45%/(d)/
 Portfolio Turnover
  Rate................    117.3%/(d)/  109.2%/(d)/

                          2004/(B)/    2003/(E)/
                          ----         ----
LARGECAP BLEND FUND I
---------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $12.05       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01         0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.66         2.03
                           ----         ----
 Total From Investment
            Operations     0.67         2.05

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)          --
 Distributions from
  Realized Gains......    (0.27)          --
  ----
   Total Dividends and
         Distributions    (0.29)          --
  ----                    -----
Net Asset Value, End
 of Period............   $12.43       $12.05
                         ======       ======
Total Return..........     5.63%/(c)/  20.50%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $125         $120
 Ratio of Expenses to
  Average Net Assets..     1.35%/(d)/   1.35%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.23%/(d)/   0.27%/(d)/
 Portfolio Turnover
  Rate................    117.3%/(d)/  109.2%/(d)/

                          2004/(B)/    2003/(E)/
                          ----         ----
LARGECAP BLEND FUND I
---------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $12.12       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06         0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.66         2.02
                           ----         ----
 Total From Investment
            Operations     0.72         2.12

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)          --
                                          --
 Distributions from
  Realized Gains......    (0.27)          --
  ----
   Total Dividends and
         Distributions    (0.38)          --
  ----                    -----
Net Asset Value, End
 of Period............   $12.46       $12.12
                         ======       ======
Total Return..........     6.04%/(c)/  21.20%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,632      $11,910
 Ratio of Expenses to
  Average Net Assets..     0.60%/(d)/   0.60%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.98%/(d)/   1.02%/(d)/
 Portfolio Turnover
  Rate................    117.3%/(d)/  109.2%/(d)/

                          2004/(B)/    2003/(E)/
                          ----         ----
LARGECAP BLEND FUND I
---------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $12.10       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04         0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.66         2.03
                           ----         ----
 Total From Investment
            Operations     0.70         2.10

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)          --
 Distributions from
  Realized Gains......    (0.27)          --
  ----
   Total Dividends and
         Distributions    (0.35)          --
  ----                    -----
Net Asset Value, End
 of Period............   $12.45       $12.10
                         ======       ======
Total Return..........     5.86%/(c)/  21.00%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $124         $121
 Ratio of Expenses to
  Average Net Assets..     0.86%/(d)/   0.86%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.72%/(d)/   0.76%/(d)/
 Portfolio Turnover
  Rate................    117.3%/(d)/  109.2%/(d)/

                          2004/(B)/    2003/(E)/
                          ----         ----
LARGECAP BLEND FUND I
---------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $12.08       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04         0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.66         2.02
                           ----         ----
 Total From Investment
            Operations     0.70         2.08

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)          --
 Distributions from
  Realized Gains......    (0.27)          --
  ----
   Total Dividends and
         Distributions    (0.34)          --
  ----                    -----
Net Asset Value, End
 of Period............   $12.44       $12.08
                         ======       ======
Total Return..........     5.84%/(c)/  20.80%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $125         $121
 Ratio of Expenses to
  Average Net Assets..     0.98%/(d)/   0.98%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.60%/(d)/   0.64%/(d)/
 Portfolio Turnover
  Rate................    117.3%/(d)/  109.2%/(d)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Six months ended April 30, 2004.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.
/(e) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2004/(E)/      2003         2002      2001/(K)/
                          ----           ----         ----      ----
LARGECAP GROWTH FUND
--------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $6.12         $5.16        $6.30     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.01)        (0.01)       (0.02)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.25          0.97        (1.12)     (3.67)
                           ----          ----        -----      -----
 Total From Investment
            Operations     0.24          0.96        (1.14)     (3.70)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........       --            --           --      (0.01)
  ----                                                          -----
   Total Dividends and
         Distributions       --            --           --      (0.01)
  ----                                                          -----
Net Asset Value, End
 of Period............    $6.36         $6.12        $5.16      $6.30
                          =====         =====        =====      =====
Total Return..........     3.92%/(f)/   18.60%/(h)/ (18.10)%   (35.88)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $799          $753         $646       $788
 Ratio of Expenses to
  Average Net Assets..     1.12%/(g)/    1.12%        1.12%      1.12%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.12%/(g)/    1.12%          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.20)%/(g)/  (0.20)%      (0.29)%    (0.36)%/(g)/
 Portfolio Turnover
  Rate................     36.9%/(g)/    59.2%/(i)/   29.6%      37.5%/(g)/

                          2004/(E)/      2003         2002      2001/(K)/
                          ----           ----         ----      ----
LARGECAP GROWTH FUND
--------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $5.89         $5.15        $6.29     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.01)        (0.02)       (0.03)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.23          0.76        (1.11)     (3.67)
                           ----          ----        -----      -----
 Total From Investment
            Operations     0.22          0.74        (1.14)     (3.71)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........       --            --           --      (0.01)
  ----                                                          -----
   Total Dividends and
         Distributions       --            --           --      (0.01)
  ----                                                          -----
Net Asset Value, End
 of Period............    $6.11         $5.89        $5.15      $6.29
                          =====         =====        =====      =====
Total Return..........     3.74%/(f)/   14.37%      (18.12)%   (35.98)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $30           $79         $644       $787
 Ratio of Expenses to
  Average Net Assets..     1.30%/(g)/    1.30%        1.30%      1.30%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.30%/(g)/    1.30%          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.36)%/(g)/  (0.40)%      (0.47)%    (0.54)%/(g)/
 Portfolio Turnover
  Rate................     36.9%/(g)/    59.2%/(i)/   29.6%      37.5%/(g)/

                          2004/(E)/      2003         2002      2001/(L)/
                          ----           ----         ----      ----
LARGECAP GROWTH FUND
--------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $5.72         $5.01        $6.14      $7.63
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)        (0.04)       (0.01)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.22          0.75        (1.12)     (1.48)
                           ----          ----        -----      -----
 Total From Investment
            Operations     0.20          0.71        (1.13)     (1.49)
                           ----          ----        -----      -----
Net Asset Value, End
 of Period............    $5.92         $5.72        $5.01      $6.14
                          =====         =====        =====      =====
Total Return /(c)/ ...     3.50%/(f)/   14.17%      (18.40)%   (20.05)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,178       $12,629       $5,092     $1,406
 Ratio of Expenses to
  Average Net Assets..     1.65%/(g)/    1.64%        1.50%      1.47%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     1.65%/(g)/    1.92%          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.73)%/(g)/  (0.72)%      (0.64)%    (0.63)%/(g)/
 Portfolio Turnover
  Rate................     36.9%/(g)/    59.2%/(i)/   29.6%      37.5%/(g)/

                          2004/(E)/      2003         2002      2001/(L)/
                          ----           ----         ----      ----
LARGECAP GROWTH FUND
--------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $5.86         $5.09        $6.17      $7.63
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01          0.02        (0.03)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.23          0.75        (1.05)     (1.46)
                           ----          ----        -----      -----
 Total From Investment
            Operations     0.24          0.77        (1.08)     (1.46)

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)           --           --         --
 -----
   Total Dividends and
         Distributions    (0.01)           --           --         --
 -----                    -----
Net Asset Value, End
 of Period............    $6.09         $5.86        $5.09      $6.17
                          =====         =====        =====      =====
Total Return..........     4.05%/(f)/   15.22%      (17.50)%   (19.66)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $95,774       $60,790      $23,787     $1,524
 Ratio of Expenses to
  Average Net Assets..     0.55%/(g)/    0.55%        0.55%      0.55%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.55%/(g)/    0.55%          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.38%/(g)/    0.38%        0.34%      0.34%/(g)/
 Portfolio Turnover
  Rate................     36.9%/(g)/    59.2%/(i)/   29.6%      37.5%/(g)/

                          2004/(E)/      2003         2002      2001/(K)/
                          ----           ----         ----      ----
LARGECAP GROWTH FUND
--------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $5.95         $5.19        $6.31     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --          0.01         0.01      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.23          0.75        (1.13)     (3.66)
                           ----          ----        -----      -----
 Total From Investment
            Operations     0.23          0.76        (1.12)     (3.69)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........       --            --           --      (0.01)
  ----                                                          -----
   Total Dividends and
         Distributions       --            --           --      (0.01)
  ----                                                          -----
Net Asset Value, End
 of Period............    $6.18         $5.95        $5.19      $6.31
                          =====         =====        =====      =====
Total Return..........     3.87%/(f)/   14.64%      (17.75)%   (35.77)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,281        $1,638       $1,584       $789
 Ratio of Expenses to
  Average Net Assets..     0.81%/(g)/    0.81%        0.81%      0.81%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.81%/(g)/    0.81%          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.12%/(g)/    0.10%        0.06%     (0.07)%/(g)/
 Portfolio Turnover
  Rate................     36.9%/(g)/    59.2%/(i)/   29.6%      37.5%/(g)/

                          2004/(E)/      2003         2002      2001/(K)/
                          ----           ----         ----      ----
LARGECAP GROWTH FUND
--------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $6.05         $5.18        $6.31     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --            --        (0.01)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.23          0.87        (1.12)     (3.67)
                           ----          ----        -----      -----
 Total From Investment
            Operations     0.23          0.87        (1.13)     (3.69)
Less Dividends and
 Distributions:
 Tax Return of Capital
  Distribution........       --            --           --      (0.01)
  ----                                                          -----
   Total Dividends and
         Distributions       --            --           --      (0.01)
  ----                                                          -----
Net Asset Value, End
 of Period............    $6.28         $6.05        $5.18      $6.31
                          =====         =====        =====      =====
Total Return..........     3.80%/(f)/   16.80%/(j)/ (17.91)%   (35.77)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $47           $32         $648       $789
 Ratio of Expenses to
  Average Net Assets..     0.93%/(g)/    0.93%        0.92%      0.93%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.93%/(g)/    0.93%          --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.00%/(g)/   (0.03)%      (0.10)%    (0.17)%/(g)/
 Portfolio Turnover
  Rate................     36.9%/(g)/    59.2%/(i)/   29.6%      37.5%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

(a) Effective November 1, 2002, calculated based on average shares outstanding during the period.
(b) Expense ratio without fees paid indirectly.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
(e) Six months ended April 30, 2004.
(f) Total return amounts have not been annualized.
(g) Computed on an annualized basis.
(h) During 2003, the Fund processed a significant (relative to the Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund's shareholder processing policies, this benefit inures to all the shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.
(i) Portfolio turnover rate excludes approximately $2,976,000 of securities from the acquisition of Technology Fund and $875,000 from portfolio realignment.
(j) During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
(k) Period from December 6, 2000, date shares first offered, through October 31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share from November 27, 2000 through December 5, 2000.
(l) Period from March 1, 2001, date shares first offered, through October 31, 2001. Class J and Institutional shares each incurred an unrealized loss of $.12 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004/(D)/      2003      2002      2001/(G)/
                           ----           ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $8.06         $6.79     $8.11     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.04          0.08      0.02       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.43          1.23     (1.30)     (2.40)
                            ----          ----     -----      -----
 Total From Investment
            Operations      0.47          1.31     (1.28)     (2.35)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)        (0.04)    (0.04)     (0.01)
                           -----         -----     -----      -----
   Total Dividends and
         Distributions     (0.05)        (0.04)    (0.04)     (0.01)
                           -----         -----     -----      -----
Net Asset Value, End
 of Period............     $8.48         $8.06     $6.79      $8.11
                           =====         =====     =====      =====
Total Return..........      5.83%/(e)/   19.43%   (15.86)%   (20.99)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $83,421       $31,362    $6,563     $1,015
 Ratio of Expenses to
  Average Net Assets..      0.72%/(f)/    0.72%     0.72%      0.72%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.89%/(f)/    1.04%     0.97%      0.70%/(f)/
 Portfolio Turnover
  Rate................      54.1%/(f)/     1.1%     67.9%     117.4%/(f)/

                           2004/(D)/      2003      2002      2001/(G)/
                           ----           ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $8.06         $6.77     $8.10     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.03          0.06      0.03       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.42          1.26     (1.33)     (2.40)
                            ----          ----     -----      -----
 Total From Investment
            Operations      0.45          1.32     (1.30)     (2.36)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)        (0.03)    (0.03)     (0.01)
                           -----         -----     -----      -----
   Total Dividends and
         Distributions     (0.03)        (0.03)    (0.03)     (0.01)
                           -----         -----     -----      -----
Net Asset Value, End
 of Period............     $8.48         $8.06     $6.77      $8.10
                           =====         =====     =====      =====
Total Return..........      5.64%/(e)/   19.57%   (16.15)%   (21.09)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $37,539       $20,010    $2,099     $1,080
 Ratio of Expenses to
  Average Net Assets..      0.90%/(f)/    0.90%     0.90%      0.90%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.70%/(f)/    0.85%     0.71%      0.52%/(f)/
 Portfolio Turnover
  Rate................      54.1%/(f)/     1.1%     67.9%     117.4%/(f)/

                           2004/(D)/      2003      2002      2001/(H)/
                           ----           ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $7.99         $6.72     $8.04      $9.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.03          0.05      0.03       0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.42          1.24     (1.34)     (1.34)
                            ----          ----     -----      -----
 Total From Investment
            Operations      0.45          1.29     (1.31)     (1.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)        (0.02)    (0.01)        --
  ----                     -----         -----     -----
   Total Dividends and
         Distributions     (0.02)        (0.02)    (0.01)        --
  ----                     -----         -----     -----
Net Asset Value, End
 of Period............     $8.42         $7.99     $6.72      $8.04
                           =====         =====     =====      =====
Total Return /(b)/ ...      5.68%/(e)/   19.19%   (16.31)%   (14.38)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $210,786      $154,666   $61,111    $12,926
 Ratio of Expenses to
  Average Net Assets..      0.95%/(f)/    1.11%     1.10%      1.07%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.95%/(f)/    1.13%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.68%/(f)/    0.66%     0.51%      0.36%/(f)/
 Portfolio Turnover
  Rate................      54.1%/(f)/     1.1%     67.9%     117.4%/(f)/

                           2004/(D)/      2003      2002      2001/(H)/
                           ----           ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $8.04         $6.76     $8.09      $9.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.06          0.12      0.11       0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.43          1.24     (1.35)     (1.36)
                            ----          ----     -----      -----
 Total From Investment
            Operations      0.49          1.36     (1.24)     (1.28)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.10)        (0.08)    (0.09)        --
  ----                     -----         -----     -----
   Total Dividends and
         Distributions     (0.10)        (0.08)    (0.09)        --
  ----                     -----         -----     -----
Net Asset Value, End
 of Period............     $8.43         $8.04     $6.76      $8.09
                           =====         =====     =====      =====
Total Return..........      6.08%/(e)/   20.35%   (15.54)%   (13.84)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $187,597      $114,300        $7         $8
 Ratio of Expenses to
  Average Net Assets..      0.15%/(f)/    0.15%     0.15%      0.15%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.48%/(f)/    1.54%     1.44%      1.25%/(f)/
 Portfolio Turnover
  Rate................      54.1%/(f)/     1.1%     67.9%     117.4%/(f)/

                           2004/(D)/      2003      2002      2001/(G)/
                           ----           ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $8.12         $6.83     $8.13     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.05          0.10      0.07       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.43          1.25     (1.30)     (2.38)
                            ----          ----     -----      -----
 Total From Investment
            Operations      0.48          1.35     (1.23)     (2.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)        (0.06)    (0.07)     (0.01)
                           -----         -----     -----      -----
   Total Dividends and
         Distributions     (0.08)        (0.06)    (0.07)     (0.01)
                           -----         -----     -----      -----
Net Asset Value, End
 of Period............     $8.52         $8.12     $6.83      $8.13
                           =====         =====     =====      =====
Total Return..........      5.87%/(e)/   19.97%   (15.31)%   (20.80)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $113,923       $83,580   $30,529     $2,386
 Ratio of Expenses to
  Average Net Assets..      0.41%/(f)/    0.41%     0.41%      0.41%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.22%/(f)/    1.37%     1.22%      0.86%/(f)/
 Portfolio Turnover
  Rate................      54.1%/(f)/     1.1%     67.9%     117.4%/(f)/

                           2004/(D)/      2003      2002      2001/(G)/
                           ----           ----      ----      ----
LARGECAP S&P 500 INDEX FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $8.08         $6.80     $8.13     $10.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.05          0.10      0.07       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.44          1.24     (1.34)     (2.39)
                            ----          ----     -----      -----
 Total From Investment
            Operations      0.49          1.34     (1.27)     (2.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.07)        (0.06)    (0.06)     (0.01)
                           -----         -----     -----      -----
   Total Dividends and
         Distributions     (0.07)        (0.06)    (0.06)     (0.01)
                           -----         -----     -----      -----
Net Asset Value, End
 of Period............     $8.50         $8.08     $6.80      $8.13
                           =====         =====     =====      =====
Total Return..........      6.02%/(e)/   19.78%   (15.79)%   (20.80)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $7,192        $3,245    $1,108     $1,016
 Ratio of Expenses to
  Average Net Assets..      0.53%/(f)/    0.53%     0.52%      0.53%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.08%/(f)/    1.27%     1.07%      0.89%/(f)/
 Portfolio Turnover
  Rate................      54.1%/(f)/     1.1%     67.9%     117.4%/(f)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(d) /Six months ended April 30, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.46 per share from December 1, 2000 through December 5, 2000.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.14 per share from February 27, 2001 through February 28, 2001.
..

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2004/(E)/     2003      2002      2001/(H)/
                          ----          ----      ----      ----
LARGECAP VALUE FUND
-------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.77        $8.23     $9.10     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06         0.08      0.09       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.56         1.50     (0.91)     (1.12)
                           ----         ----     -----      -----
 Total From Investment
            Operations     0.62         1.58     (0.82)     (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)       (0.04)    (0.05)     (0.01)
                          -----        -----     -----      -----
   Total Dividends and
         Distributions    (0.07)       (0.04)    (0.05)     (0.01)
                          -----        -----     -----      -----
Net Asset Value, End
 of Period............   $10.32        $9.77     $8.23      $9.10
                         ======        =====     =====      =====
Total Return..........     6.31%/(f)/  19.26%    (9.09)%   (10.42)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $26         $248    $1,030     $1,138
 Ratio of Expenses to
  Average Net Assets..     0.98%/(g)/   1.01%     1.02%      1.02%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.02%/(g)/   1.02%     1.02%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.25%/(g)/   1.03%     0.98%      0.86%/(g)/
 Portfolio Turnover
  Rate................    252.2%/(g)/  179.1%    128.9%     116.0%/(g)/

                          2004/(E)/     2003      2002      2001/(H)/
                          ----          ----      ----      ----
LARGECAP VALUE FUND
-------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.81        $8.22     $9.09     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.05         0.07      0.08       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.54         1.54     (0.92)     (1.12)
                           ----         ----     -----      -----
 Total From Investment
            Operations     0.59         1.61     (0.84)     (1.07)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)       (0.02)    (0.03)     (0.01)
                          -----        -----     -----      -----
   Total Dividends and
         Distributions    (0.05)       (0.02)    (0.03)     (0.01)
                          -----        -----     -----      -----
Net Asset Value, End
 of Period............   $10.35        $9.81     $8.22      $9.09
                         ======        =====     =====      =====
Total Return..........     5.98%/(f)/  19.68%    (9.26)%   (10.52)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,798       $2,220    $2,033     $2,560
 Ratio of Expenses to
  Average Net Assets..     1.18%/(g)/   1.20%     1.20%      1.20%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.20%/(g)/   1.20%     1.20%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.90%/(g)/   0.84%     0.80%      0.70%/(g)/
 Portfolio Turnover
  Rate................    252.2%/(g)/  179.1%    128.9%     116.0%/(g)/

                          2004/(E)/     2003      2002      2001/(I)/
                          ----          ----      ----      ----
LARGECAP VALUE FUND
-------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.74        $8.22     $9.09     $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.03         0.03      0.03       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.53         1.50     (0.89)     (1.05)
                           ----         ----     -----      -----
 Total From Investment
            Operations     0.56         1.53     (0.86)     (1.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)       (0.01)    (0.01)        --
 ----                     -----        -----     -----
   Total Dividends and
         Distributions    (0.01)       (0.01)    (0.01)        --
 ----                     -----        -----     -----
Net Asset Value, End
 of Period............   $10.29        $9.74     $8.22      $9.09
                         ======        =====     =====      =====
Total Return /(c)/ ...     5.78%/(f)/  18.60%    (9.44)%   (10.09)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $15,476      $10,876    $3,683     $1,083
 Ratio of Expenses to
  Average Net Assets..     1.45%/(g)/   1.62%     1.40%      1.35%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     1.52%/(g)/   1.91%     1.40%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.58%/(g)/   0.38%     0.59%      0.60%/(g)/
 Portfolio Turnover
  Rate................    252.2%/(g)/  179.1%    128.9%     116.0%/(g)/

                          2004/(E)/     2003      2002      2001/(I)/
                          ----          ----      ----      ----
LARGECAP VALUE FUND
-------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.82        $8.27     $9.14     $10.12
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.08         0.14      0.13       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.54         1.50     (0.90)     (1.00)
                           ----         ----     -----      -----
 Total From Investment
            Operations     0.62         1.64     (0.77)     (0.98)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)       (0.09)    (0.10)        --
 ----                     -----        -----     -----
   Total Dividends and
         Distributions    (0.12)       (0.09)    (0.10)        --
 ----                     -----        -----     -----
Net Asset Value, End
 of Period............   $10.32        $9.82     $8.27      $9.14
                         ======        =====     =====      =====
Total Return..........     6.36%/(f)/  19.97%    (8.54)%    (9.68)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $74,873      $59,663   $27,086     $1,946
 Ratio of Expenses to
  Average Net Assets..     0.44%/(g)/   0.45%     0.45%      0.45%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.45%/(g)/   0.45%     0.45%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.57%/(g)/   1.59%     1.58%      1.53%/(g)/
 Portfolio Turnover
  Rate................    252.2%/(g)/  179.1%    128.9%     116.0%/(g)/

                          2004/(E)/     2003      2002      2001/(H)/
                          ----          ----      ----      ----
LARGECAP VALUE FUND
-------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.83        $8.26     $9.13     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.07         0.12      0.02       0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.55         1.52     (0.81)     (1.17)
                           ----         ----     -----      -----
 Total From Investment
            Operations     0.62         1.64     (0.79)     (1.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)       (0.07)    (0.08)     (0.01)
                          -----        -----     -----      -----
   Total Dividends and
         Distributions    (0.10)       (0.07)    (0.08)     (0.01)
                          -----        -----     -----      -----
Net Asset Value, End
 of Period............   $10.35        $9.83     $8.26      $9.13
                         ======        =====     =====      =====
Total Return..........     6.29%/(f)/  19.93%    (8.79)%   (10.12)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,532       $3,282    $3,770     $1,141
 Ratio of Expenses to
  Average Net Assets..     0.70%/(g)/   0.71%     0.71%      0.71%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.71%/(g)/   0.71%     0.71%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.32%/(g)/   1.35%     1.25%      0.90%/(g)/
 Portfolio Turnover
  Rate................    252.2%/(g)/  179.1%    128.9%     116.0%/(g)/

                          2004/(E)/     2003      2002      2001/(H)/
                          ----          ----      ----      ----
LARGECAP VALUE FUND
-------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.79        $8.25     $9.12     $10.17
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06         0.10      0.11       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.54         1.50     (0.91)     (1.11)
                           ----         ----     -----      -----
 Total From Investment
            Operations     0.60         1.60     (0.80)     (1.04)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)       (0.06)    (0.07)     (0.01)
                          -----        -----     -----      -----
   Total Dividends and
         Distributions    (0.08)       (0.06)    (0.07)     (0.01)
                          -----        -----     -----      -----
Net Asset Value, End
 of Period............   $10.31        $9.79     $8.25      $9.12
                         ======        =====     =====      =====
Total Return..........     6.18%/(f)/  19.44%    (8.90)%   (10.22)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $14          $10    $1,031     $1,140
 Ratio of Expenses to
  Average Net Assets..     0.83%/(g)/   0.82%     0.82%      0.83%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.83%/(g)/   0.83%     0.82%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.20%/(g)/   1.24%     1.17%      1.05%/(g)/
 Portfolio Turnover
  Rate................    252.2%/(g)/  179.1%    128.9%     116.0%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003 and ceased on March 1, 2004. /(e) /Six months ended April 30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.16 per share from December 1, 2000 through December 5, 2000.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares recognized $.00 and $.01 of net investment income per share, respectively, and incurred an unrealized loss of $.16 and $.18 per share, respectively, from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                                                             2004/(E)/        2003         2002     2001/(K)/
                                                             ----             ----         ----     ----
MIDCAP BLEND FUND
-----------------
ADVISORS PREFERRED SHARES
-------------------------
Net Asset Value, Beginning of Period...........             $11.32           $9.04        $9.32    $10.21
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/ .                 --              --         0.02      0.03
 Net Realized and Unrealized Gain (Loss) on
  Investments..................................               1.05            2.32        (0.28)    (0.90)
                                                              ----            ----        -----     -----
               Total From Investment Operations               1.05            2.32        (0.26)    (0.87)
Less Dividends and Distributions:
 Dividends from Net Investment Income..........              (0.05)          (0.02)       (0.02)    (0.02)
 Tax Return of Capital Distribution............                 --           (0.02)          --        --
 -----                                                                       -----
              Total Dividends and Distributions              (0.05)          (0.04)       (0.02)    (0.02)
                                                             -----           -----        -----     -----
Net Asset Value, End of Period.................             $12.32          $11.32        $9.04     $9.32
                                                            ======          ======        =====     =====
Total Return...................................               9.27%/(f)/     25.73%       (2.78)%   (7.84)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)......             $2,416          $3,744       $2,131    $1,164
 Ratio of Expenses to Average Net Assets.......               1.21%/(g)/      1.22%        1.22%     1.22%/(g)/
 Ratio of Gross Expenses to Average Net Assets
  /(b)/ .......................................               1.22%/(g)/      1.22%        1.22%       --
 Ratio of Net Investment Income to Average Net
  Assets.......................................               0.16%/(g)/      0.22%        0.34%     0.26%/(g)/
 Portfolio Turnover Rate.......................        78.8%/(g)(h)/          35.3%/(i)/   62.0%     55.6%/(g)/

                                                             2004/(E)/        2003         2002     2001/(K)/
                                                             ----             ----         ----     ----
MIDCAP BLEND FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value, Beginning of Period...........             $11.30           $9.02        $9.30    $10.21
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/ .                 --              --         0.01      0.02
 Net Realized and Unrealized Gain (Loss) on
  Investments..................................               1.01            2.30        (0.28)    (0.91)
                                                              ----            ----        -----     -----
               Total From Investment Operations               1.01            2.30        (0.27)    (0.89)
Less Dividends and Distributions:
 Dividends from Net Investment Income..........              (0.03)          (0.01)       (0.01)    (0.02)
 Tax Return of Capital Distribution............                 --           (0.01)          --        --
 -----                                                                       -----
              Total Dividends and Distributions              (0.03)          (0.02)       (0.01)    (0.02)
                                                             -----           -----        -----     -----
Net Asset Value, End of Period.................             $12.28          $11.30        $9.02     $9.30
                                                            ======          ======        =====     =====
Total Return...................................               8.93%/(f)/     25.57%       (2.95)%   (8.04)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)......               $257          $2,221       $1,138    $1,168
 Ratio of Expenses to Average Net Assets.......               1.34%/(g)/      1.40%        1.40%     1.40%/(g)/
 Ratio of Gross Expenses to Average Net Assets
  /(b)/ .......................................               1.40%/(g)/      1.40%        1.40%       --
 Ratio of Net Investment Income to Average Net
  Assets.......................................               0.43%/(g)/      0.03%        0.11%     0.08%/(g)/
 Portfolio Turnover Rate.......................        78.8%/(g)(h)/          35.3%/(i)/   62.0%     55.6%/(g)/

                                                             2004/(E)/        2003         2002     2001/(L)/
                                                             ----             ----         ----     ----
MIDCAP BLEND FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value, Beginning of Period...........             $11.20           $8.95        $9.23     $9.95
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/ .                 --              --           --     (0.01)
 Net Realized and Unrealized Gain (Loss) on
  Investments..................................               0.99            2.25        (0.28)    (0.71)
                                                              ----            ----        -----     -----
               Total From Investment Operations               0.99            2.25        (0.28)    (0.72)
Less Dividends and Distributions:
 Dividends from Net Investment Income..........              (0.01)             --           --        --
 -----                                                       -----
              Total Dividends and Distributions              (0.01)             --           --        --
 -----                                                       -----
Net Asset Value, End of Period.................             $12.18          $11.20        $8.95     $9.23
                                                            ======          ======        =====     =====
Total Return /(c)/ ............................               8.81%/(f)/     25.20%       (3.03)%   (7.42)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)......            $58,943         $41,132      $13,260    $2,568
 Ratio of Expenses to Average Net Assets.......               1.54%/(g)/      1.68%        1.60%     1.57%/(g)/
 Ratio of Gross Expenses to Average Net Assets
  /(d)/ .......................................               1.54%/(g)/      1.78%        1.60%       --
 Ratio of Net Investment Income to Average Net
  Assets.......................................               0.04%/(g)/     (0.27)%         --     (0.19)%/(g)/
 Portfolio Turnover Rate.......................        78.8%/(g)(h)/          35.3%/(i)/   62.0%     55.6%/(g)/

                                                             2004/(E)/        2003         2002     2001/(L)/
                                                             ----             ----         ----     ----
MIDCAP BLEND FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value, Beginning of Period...........             $11.28           $9.01        $9.29     $9.95
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/ .               0.01            0.01         0.08      0.05
 Net Realized and Unrealized Gain (Loss) on
  Investments..................................               1.10            2.35        (0.28)    (0.71)
                                                              ----            ----        -----     -----
               Total From Investment Operations               1.11            2.36        (0.20)    (0.66)
Less Dividends and Distributions:
 Dividends from Net Investment Income..........              (0.11)          (0.04)       (0.08)       --
 Tax Return of Capital Distribution............                 --           (0.05)          --        --
 -----                                                                       -----
              Total Dividends and Distributions              (0.11)          (0.09)       (0.08)       --
 ----                                                        -----           -----        -----
Net Asset Value, End of Period.................             $12.28          $11.28        $9.01     $9.29
                                                            ======          ======        =====     =====
Total Return...................................               9.93%/(f)/     26.42%       (2.23)%   (6.82)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)......                $11            $697           $9        $9
 Ratio of Expenses to Average Net Assets.......               0.61%/(g)/      0.65%        0.65%     0.65%/(g)/
 Ratio of Gross Expenses to Average Net Assets
  /(b)/ .......................................               0.65%/(g)/      0.65%        0.65%       --
 Ratio of Net Investment Income to Average Net
  Assets.......................................               1.79%/(g)/      0.69%        0.86%     0.82%/(g)/
 Portfolio Turnover Rate.......................        78.8%/(g)(h)/          35.3%/(i)/   62.0%     55.6%/(g)/

                                                             2004/(E)/        2003         2002     2001/(K)/
                                                             ----             ----         ----     ----
MIDCAP BLEND FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value, Beginning of Period...........             $11.36           $9.07        $9.35    $10.21
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/ .                 --              --         0.05      0.06
 Net Realized and Unrealized Gain (Loss) on
  Investments..................................               1.04            2.36        (0.28)    (0.90)
                                                              ----            ----        -----     -----
               Total From Investment Operations               1.04            2.36        (0.23)    (0.84)
Less Dividends and Distributions:
 Dividends from Net Investment Income..........              (0.08)          (0.03)       (0.05)    (0.02)
 Tax Return of Capital Distribution............                 --           (0.04)          --        --
 -----                                                                       -----
              Total Dividends and Distributions              (0.08)          (0.07)       (0.05)    (0.02)
                                                             -----           -----        -----     -----
Net Asset Value, End of Period.................             $12.32          $11.36        $9.07     $9.35
                                                            ======          ======        =====     =====
Total Return...................................               9.22%/(f)/     26.14%       (2.47)%   (7.55)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)......             $4,993          $5,764       $1,374    $1,168
 Ratio of Expenses to Average Net Assets.......               0.91%/(g)/      0.91%        0.91%     0.91%/(g)/
 Ratio of Gross Expenses to Average Net Assets
  /(b)/ .......................................               0.91%/(g)/      0.91%        0.91%       --
 Ratio of Net Investment Income to Average Net
  Assets.......................................               0.71%/(g)/      0.50%        0.61%     0.56%/(g)/
 Portfolio Turnover Rate.......................        78.8%/(g)(h)/          35.3%/(i)/   62.0%     55.6%/(g)/

                                                             2004/(E)/        2003         2002     2001/(K)/
                                                             ----             ----         ----     ----
MIDCAP BLEND FUND
-----------------
SELECT SHARES
-------------
Net Asset Value, Beginning of Period...........             $11.34           $9.05        $9.33    $10.21
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/ .               0.01              --         0.05      0.04
 Net Realized and Unrealized Gain (Loss) on
  Investments..................................               1.16            2.34        (0.29)    (0.90)
                                                              ----            ----        -----     -----
               Total From Investment Operations               1.17            2.34        (0.24)    (0.86)
Less Dividends and Distributions:
 Dividends from Net Investment Income..........              (0.07)          (0.02)       (0.04)    (0.02)
 Tax Return of Capital Distribution............                 --           (0.03)          --        --
 -----                                                                       -----
              Total Dividends and Distributions              (0.07)          (0.05)       (0.04)    (0.02)
                                                             -----           -----        -----     -----
Net Asset Value, End of Period.................             $12.44          $11.34        $9.05     $9.33
                                                            ======          ======        =====     =====
Total Return...................................              10.34%/(f)(i)/  26.05%       (2.59)%   (7.75)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)......                $11          $2,096       $1,131    $1,166
 Ratio of Expenses to Average Net Assets.......               0.91%/(g)/      1.03%        1.02%     1.03%/(g)/
 Ratio of Gross Expenses to Average Net Assets
  /(b)/ .......................................               1.03%/(g)/      1.03%        1.02%       --
 Ratio of Net Investment Income to Average Net
  Assets.......................................               1.27%/(g)/      0.41%        0.49%     0.45%/(g)/
 Portfolio Turnover Rate.......................        78.8%/(g)(h)/          35.3%/(j)/   62.0%     55.6%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------
/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003 and ceased on March 1, 2004. /(e) /Six months ended April 30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Portfolio turnover rate excludes approximately $3,858,000 from portfolio realignment from the acquisition of Partners MidCap Blend Fund.
/(i) /During the period, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amount expressed herein is greater than would have been experienced without the withdrawal.
/(j) /Portfolio turnover rate excludes approximately $6,912,000 of securities from the acquisition of Partners MidCap Blend Fund and $2,567,000 from portfolio realignment.
/(k) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.02 of net investment income per share and incurred an unrealized gain of $.19 per share from December 1, 2000 through December 5, 2000.
/(l) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.08 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2004/(E)/      2003      2002      2001/(H)/
                          ----           ----      ----      ----
MIDCAP GROWTH FUND
------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $5.38         $4.15     $5.98     $10.01
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)        (0.04)    (0.06)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.11          1.27     (1.77)     (3.99)
                           ----          ----     -----      -----
 Total From Investment
            Operations     0.09          1.23     (1.83)     (4.03)
                           ----          ----     -----      -----
Net Asset Value, End
 of Period............    $5.47         $5.38     $4.15      $5.98
                          =====         =====     =====      =====
Total Return..........     1.67%/(f)/   29.64%   (30.60)%   (39.03)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $24           $21      $431       $749
 Ratio of Expenses to
  Average Net Assets..     1.22%/(g)/    1.16%     1.22%      1.22%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.22%/(g)/    1.22%     1.22%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.62)%/(g)/  (0.71)%   (0.85)%    (0.82)%/(g)/
 Portfolio Turnover
  Rate................    356.1%/(g)/   290.7%    276.9%     299.0%/(g)/

                          2004/(E)/      2003      2002      2001/(H)/
                          ----           ----      ----      ----
MIDCAP GROWTH FUND
------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $5.35         $4.14     $5.97     $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)        (0.05)    (0.07)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.11          1.26     (1.76)     (3.99)
                           ----          ----     -----      -----
 Total From Investment
            Operations     0.09          1.21     (1.83)     (4.05)
                           ----          ----     -----      -----
Net Asset Value, End
 of Period............    $5.44         $5.35     $4.14      $5.97
                          =====         =====     =====      =====
Total Return..........     1.68%/(f)/   29.23%   (30.65)%   (39.20)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $642          $592      $450       $760
 Ratio of Expenses to
  Average Net Assets..     1.40%/(g)/    1.40%     1.40%      1.40%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.40%/(g)/    1.40%     1.40%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.81)%/(g)/  (0.95)%   (1.03)%    (1.01)%/(g)/
 Portfolio Turnover
  Rate................    356.1%/(g)/   290.7%    276.9%     299.0%/(g)/

                          2004/(E)/      2003      2002      2001/(I)/
                          ----           ----      ----      ----
MIDCAP GROWTH FUND
------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $5.06         $3.94     $5.69      $7.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.03)        (0.06)    (0.06)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.11          1.18     (1.69)     (2.11)
                           ----          ----     -----      -----
 Total From Investment
            Operations     0.08          1.12     (1.75)     (2.13)
                           ----          ----     -----      -----
Net Asset Value, End
 of Period............    $5.14         $5.06     $3.94      $5.69
                          =====         =====     =====      =====
Total Return /(c)/ ...     1.58%/(f)/   28.43%   (30.76)%   (27.52)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,644       $10,116    $4,128     $1,395
 Ratio of Expenses to
  Average Net Assets..     1.77%/(g)/    1.83%     1.64%      1.61%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     1.77%/(g)/    2.23%     1.65%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.17)%/(g)/  (1.38)%   (1.27)%    (1.27)%/(g)/
 Portfolio Turnover
  Rate................    356.1%/(g)/   290.7%    276.9%     299.0%/(g)/

                          2004/(E)/      2003      2002      2001/(I)/
                          ----           ----      ----      ----
MIDCAP GROWTH FUND
------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $5.21         $4.00     $5.72      $7.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............       --         (0.02)    (0.01)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.10          1.23     (1.71)     (2.09)
                           ----          ----     -----      -----
 Total From Investment
            Operations     0.10          1.21     (1.72)     (2.10)
                           ----          ----     -----      -----
Net Asset Value, End
 of Period............    $5.31         $5.21     $4.00      $5.72
                          =====         =====     =====      =====
Total Return..........     1.92%/(f)/   30.25%   (30.07)%   (27.13)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,135        $5,861        $5         $7
 Ratio of Expenses to
  Average Net Assets..     0.65%/(g)/    0.65%     0.65%      0.65%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.65%/(g)/    0.65%     0.65%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.06)%/(g)/  (0.39)%   (0.28)%    (0.27)%/(g)/
 Portfolio Turnover
  Rate................    356.1%/(g)/   290.7%    276.9%     299.0%/(g)/

                          2004/(E)/      2003      2002      2001/(H)/
                          ----           ----      ----      ----
MIDCAP GROWTH FUND
------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $5.43         $4.18     $5.99     $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.01)        (0.02)    (0.04)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.11          1.27     (1.77)     (3.95)
                           ----          ----     -----      -----
 Total From Investment
            Operations     0.10          1.25     (1.81)     (4.03)
                           ----          ----     -----      -----
Net Asset Value, End
 of Period............    $5.53         $5.43     $4.18      $5.99
                          =====         =====     =====      =====
Total Return..........     1.84%/(f)/   29.90%   (30.22)%   (38.99)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $27           $19      $438       $749
 Ratio of Expenses to
  Average Net Assets..     0.91%/(g)/    0.91%     0.91%      0.91%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.91%/(g)/    0.91%     0.91%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.32)%/(g)/  (0.44)%   (0.54)%    (0.65)%/(g)/
 Portfolio Turnover
  Rate................    356.1%/(g)/   290.7%    276.9%     299.0%/(g)/

                          2004/(E)/      2003      2002      2001/(H)/
                          ----           ----      ----      ----
MIDCAP GROWTH FUND
------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $5.41         $4.17     $5.99     $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.01)        (0.03)    (0.04)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.11          1.27     (1.78)     (3.99)
                           ----          ----     -----      -----
 Total From Investment
            Operations     0.10          1.24     (1.82)     (4.03)
                           ----          ----     -----      -----
Net Asset Value, End
 of Period............    $5.51         $5.41     $4.17      $5.99
                          =====         =====     =====      =====
Total Return..........     1.85%/(f)/   29.74%   (30.38)%   (38.99)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $24           $43      $432       $750
 Ratio of Expenses to
  Average Net Assets..     1.02%/(g)/    1.01%     1.02%      1.03%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.03%/(g)/    1.03%     1.02%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.44)%/(g)/  (0.54)%   (0.65)%    (0.65)%/(g)/
 Portfolio Turnover
  Rate................    356.1%/(g)/   290.7%    276.9%     299.0%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003 and ceased on March 1, 2004. /(e) /Six months ended April 30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. The Preferred class recognized $.01 of net investment income per share from November 27, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $.01, $.02, $.01 and $.02 per share, respectively, during the initial interim period.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.20 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2004/(D)/     2003      2002     2001/(G)/
                          ----          ----      ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $11.08        $8.57     $9.22    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.03         0.04      0.03      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.68         2.49     (0.58)    (1.12)
                           ----         ----     -----     -----
 Total From Investment
            Operations     0.71         2.53     (0.55)    (1.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.03)       (0.02)    (0.03)    (0.02)
 Distributions from
  Realized Gains......    (0.12)          --     (0.07)       --
 -----                    -----                  -----
   Total Dividends and
         Distributions    (0.15)       (0.02)    (0.10)    (0.02)
                          -----        -----     -----     -----
Net Asset Value, End
 of Period............   $11.64       $11.08     $8.57     $9.22
                         ======       ======     =====     =====
Total Return..........     6.44%/(e)/  29.63%    (6.08)%   (9.73)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,706       $2,145    $1,394    $1,155
 Ratio of Expenses to
  Average Net Assets..     0.72%/(f)/   0.72%     0.72%     0.72%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.45%/(f)/   0.47%     0.38%     0.33%/(f)/
 Portfolio Turnover
  Rate................     60.3%/(f)/   41.4%     48.5%     63.4%/(f)/

                          2004/(D)/     2003      2002     2001/(G)/
                          ----          ----      ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $11.07        $8.57     $9.22    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.02         0.03      0.02      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.67         2.48     (0.58)    (1.11)
                           ----         ----     -----     -----
 Total From Investment
            Operations     0.69         2.51     (0.56)    (1.09)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)       (0.01)    (0.02)    (0.02)
 Distributions from
  Realized Gains......    (0.12)          --     (0.07)       --
 -----                    -----                  -----
   Total Dividends and
         Distributions    (0.13)       (0.01)    (0.09)    (0.02)
                          -----        -----     -----     -----
Net Asset Value, End
 of Period............   $11.63       $11.07     $8.57     $9.22
                         ======       ======     =====     =====
Total Return..........     6.26%/(e)/  29.30%    (6.25)%   (9.73)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $6,399       $3,069    $1,348    $1,154
 Ratio of Expenses to
  Average Net Assets..     0.90%/(f)/   0.90%     0.90%     0.90%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.29%/(f)/   0.28%     0.20%     0.15%/(f)/
 Portfolio Turnover
  Rate................     60.3%/(f)/   41.4%     48.5%     63.4%/(f)/

                          2004/(D)/     2003      2002     2001/(H)/
                          ----          ----      ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.84        $8.42     $9.07     $9.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)                     (0.01)
  /(a)/ ..............       --                     --        --
                             --                     --        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.67         2.43     (0.58)    (0.91)
                           ----         ----     -----     -----
 Total From Investment
            Operations     0.67         2.42     (0.58)    (0.91)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.12)          --     (0.07)       --
 -----                    -----                  -----
   Total Dividends and
         Distributions    (0.12)          --     (0.07)       --
 -----                    -----                  -----
Net Asset Value, End
 of Period............   $11.39       $10.84     $8.42     $9.07
                         ======       ======     =====     =====
Total Return /(b)/ ...     6.18%/(e)/  28.74%    (6.52)%   (8.84)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,346      $13,620    $6,373    $2,125
 Ratio of Expenses to
  Average Net Assets..     1.17%/(f)/   1.28%     1.10%     1.07%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...     1.17%/(f)/   1.48%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.03%/(f)/  (0.10)%      --        --
 Portfolio Turnover
  Rate................     60.3%/(f)/   41.4%     48.5%     63.4%/(f)/

                          2004/(D)/     2003      2002     2001/(H)/
                          ----          ----      ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.95        $8.48     $9.13     $9.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.06         0.09      0.09      0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.68         2.45     (0.58)    (0.91)
                           ----         ----     -----     -----
 Total From Investment
            Operations     0.74         2.54     (0.49)    (0.85)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)       (0.07)    (0.09)       --
 Distributions from
  Realized Gains......    (0.12)          --     (0.07)       --
 -----                    -----                  -----
   Total Dividends and
         Distributions    (0.22)       (0.07)    (0.16)       --
 ----                     -----        -----     -----
Net Asset Value, End
 of Period............   $11.47       $10.95     $8.48     $9.13
                         ======       ======     =====     =====
Total Return..........     6.74%/(e)/  30.23%    (5.61)%   (8.24)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $11          $11        $8        $9
 Ratio of Expenses to
  Average Net Assets..     0.15%/(f)/   0.15%     0.15%     0.15%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.05%/(f)/   1.03%     0.95%     0.90%/(f)/
 Portfolio Turnover
  Rate................     60.3%/(f)/   41.4%     48.5%     63.4%/(f)/

                          2004/(D)/     2003      2002     2001/(G)/
                          ----          ----      ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $11.11        $8.60     $9.25    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.05         0.07      0.04      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.68         2.49     (0.55)    (1.14)
                           ----         ----     -----     -----
 Total From Investment
            Operations     0.73         2.56     (0.51)    (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)       (0.05)    (0.07)    (0.02)
 Distributions from
  Realized Gains......    (0.12)          --     (0.07)       --
 -----                    -----                  -----
   Total Dividends and
         Distributions    (0.19)       (0.05)    (0.14)    (0.02)
                          -----        -----     -----     -----
Net Asset Value, End
 of Period............   $11.65       $11.11     $8.60     $9.25
                         ======       ======     =====     =====
Total Return..........     6.55%/(e)/  29.93%    (5.78)%   (9.44)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $20,247      $15,280    $7,173    $1,164
 Ratio of Expenses to
  Average Net Assets..     0.41%/(f)/   0.41%     0.41%     0.41%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.79%/(f)/   0.77%     0.69%     0.64%/(f)/
 Portfolio Turnover
  Rate................     60.3%/(f)/   41.4%     48.5%     63.4%/(f)/

                          2004/(D)/     2003      2002     2001/(G)/
                          ----          ----      ----     ----
MIDCAP S&P 400 INDEX FUND
-------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $11.09        $8.59     $9.25    $10.33
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04         0.06      0.06      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.68         2.48     (0.59)    (1.10)
                           ----         ----     -----     -----
 Total From Investment
            Operations     0.72         2.54     (0.53)    (1.06)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)       (0.04)    (0.06)    (0.02)
 Distributions from
  Realized Gains......    (0.12)          --     (0.07)       --
 -----                    -----                  -----
   Total Dividends and
         Distributions    (0.17)       (0.04)    (0.13)    (0.02)
                          -----        -----     -----     -----
Net Asset Value, End
 of Period............   $11.64       $11.09     $8.59     $9.25
                         ======       ======     =====     =====
Total Return..........     6.54%/(e)/  29.70%    (5.99)%   (9.44)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,950       $1,607    $1,087    $1,157
 Ratio of Expenses to
  Average Net Assets..     0.53%/(f)/   0.53%     0.52%     0.53%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.66%/(f)/   0.67%     0.58%     0.52%/(f)/
 Portfolio Turnover
  Rate................     60.3%/(f)/   41.4%     48.5%     63.4%/(f)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were increased on March 1, 2003 and ceased on March 1, 2004.
/(d) /Six months ended April 30, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.32 per share from December 1, 2000 through December 5, 2000.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.10 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2004/(E)/     2003      2002    2001/(H)/
                          ----          ----      ----    ----
MIDCAP VALUE FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $11.77        $9.73     $9.96   $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.03         0.06      0.06     0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.36         2.03      0.03    (0.24)
                           ----         ----      ----    -----
 Total From Investment
            Operations     0.39         2.09      0.09    (0.20)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)       (0.05)    (0.05)   (0.02)
 Distributions from
  Realized Gains......       --           --     (0.27)      --
 -----                                           -----
   Total Dividends and
         Distributions    (0.06)       (0.05)    (0.32)   (0.02)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $12.10       $11.77     $9.73    $9.96
                         ======       ======     =====    =====
Total Return..........     3.35%/(f)/  21.64%     0.61%   (1.62)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,331       $1,024    $1,223   $1,246
 Ratio of Expenses to
  Average Net Assets..     1.19%/(g)/   1.20%     1.21%    1.22%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.22%/(g)/   1.22%     1.22%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.48%/(g)/   0.58%     0.50%    0.47%/(g)/
 Portfolio Turnover
  Rate................    221.2%/(g)/  186.5%    172.2%   122.3%/(g)/

                          2004/(E)/     2003      2002    2001/(H)/
                          ----          ----      ----    ----
MIDCAP VALUE FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $11.80        $9.72     $9.95   $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.02         0.05      0.05     0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.37         2.07      0.02    (0.24)
                           ----         ----      ----    -----
 Total From Investment
            Operations     0.39         2.12      0.07    (0.21)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)       (0.04)    (0.03)   (0.02)
 Distributions from
  Realized Gains......       --           --     (0.27)      --
 -----                                           -----
   Total Dividends and
         Distributions    (0.04)       (0.04)    (0.30)   (0.02)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $12.15       $11.80     $9.72    $9.95
                         ======       ======     =====    =====
Total Return..........     3.32%/(f)/  21.86%     0.44%   (1.72)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $112          $89      $704   $1,245
 Ratio of Expenses to
  Average Net Assets..     1.37%/(g)/   1.36%     1.39%    1.40%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.40%/(g)/   1.40%     1.40%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.29%/(g)/   0.45%     0.32%    0.29%/(g)/
 Portfolio Turnover
  Rate................    221.2%/(g)/  186.5%    172.2%   122.3%/(g)/

                          2004/(E)/     2003      2002    2001/(I)/
                          ----          ----      ----    ----
MIDCAP VALUE FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $11.68        $9.68     $9.91   $10.49
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01         0.01      0.01       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.37         2.01      0.04    (0.58)
                           ----         ----      ----    -----
 Total From Investment
            Operations     0.38         2.02      0.05    (0.58)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)       (0.02)    (0.01)      --
 Distributions from
  Realized Gains......       --           --     (0.27)      --
 -----                                           -----
   Total Dividends and
         Distributions    (0.01)       (0.02)    (0.28)      --
 ----                     -----        -----     -----
Net Asset Value, End
 of Period............   $12.05       $11.68     $9.68    $9.91
                         ======       ======     =====    =====
Total Return /(c)/ ...     3.29%/(f)/  20.88%     0.24%   (5.17)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $62,883      $47,750   $20,879   $3,090
 Ratio of Expenses to
  Average Net Assets..     1.52%/(g)/   1.70%     1.58%    1.57%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     1.55%/(g)/   1.77%     1.60%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.14%/(g)/   0.06%     0.13%    0.04%/(g)/
 Portfolio Turnover
  Rate................    221.2%/(g)/  186.5%    172.2%   122.3%/(g)/

                          2004/(E)/     2003      2002    2001/(I)/
                          ----          ----      ----    ----
MIDCAP VALUE FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $11.77        $9.73     $9.96   $10.49
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.07         0.08      0.11     0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.36         2.07      0.04    (0.60)
                           ----         ----      ----    -----
 Total From Investment
            Operations     0.43         2.15      0.15    (0.53)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.13)       (0.11)    (0.11)      --
 Distributions from
  Realized Gains......       --           --     (0.27)      --
 -----                                           -----
   Total Dividends and
         Distributions    (0.13)       (0.11)    (0.38)      --
 ----                     -----        -----     -----
Net Asset Value, End
 of Period............   $12.07       $11.77     $9.73    $9.96
                         ======       ======     =====    =====
Total Return..........     3.68%/(f)/  22.33%     1.19%   (4.69)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $708          $92        $9       $9
 Ratio of Expenses to
  Average Net Assets..     0.62%/(g)/   0.65%     0.64%    0.65%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.65%/(g)/   0.65%     0.65%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.09%/(g)/   0.86%     1.08%    0.99%/(g)/
 Portfolio Turnover
  Rate................    221.2%/(g)/  186.5%    172.2%   122.3%/(g)/

                          2004/(E)/     2003      2002    2001/(H)/
                          ----          ----      ----    ----
MIDCAP VALUE FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $11.74        $9.77    $10.00   $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.05         0.11      0.16     0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.36         1.94     (0.04)   (0.27)
                           ----         ----     -----    -----
 Total From Investment
            Operations     0.41         2.05      0.12    (0.16)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.10)       (0.08)    (0.08)   (0.02)
 Distributions from
  Realized Gains......       --           --     (0.27)      --
 -----                                           -----
   Total Dividends and
         Distributions    (0.10)       (0.08)    (0.35)   (0.02)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $12.05       $11.74     $9.77   $10.00
                         ======       ======     =====   ======
Total Return..........     3.51%/(f)/  21.21%     0.92%   (1.23)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $221          $95      $709   $1,250
 Ratio of Expenses to
  Average Net Assets..     0.89%/(g)/   0.88%     0.90%    0.91%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.91%/(g)/   0.91%     0.91%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.74%/(g)/   0.94%     0.81%    0.82%/(g)/
 Portfolio Turnover
  Rate................    221.2%/(g)/  186.5%    172.2%   122.3%/(g)/

                          2004/(E)/     2003      2002    2001/(H)/
                          ----          ----      ----    ----
MIDCAP VALUE FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $11.69        $9.76     $9.98   $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04         0.10      0.11     0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.37         1.90      0.01    (0.24)
                           ----         ----      ----    -----
 Total From Investment
            Operations     0.41         2.00      0.12    (0.18)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)       (0.07)    (0.07)   (0.02)
 Distributions from
  Realized Gains......       --           --     (0.27)      --
 -----                                           -----
   Total Dividends and
         Distributions    (0.09)       (0.07)    (0.34)   (0.02)
                          -----        -----     -----    -----
Net Asset Value, End
 of Period............   $12.01       $11.69     $9.76    $9.98
                         ======       ======     =====    =====
Total Return..........     3.48%/(f)/  20.68%     0.91%   (1.43)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $42          $37      $708   $1,248
 Ratio of Expenses to
  Average Net Assets..     1.00%/(g)/   0.99%     1.01%    1.03%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.03%/(g)/   1.03%     1.02%      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.67%/(g)/   0.85%     0.70%    0.66%/(g)/
 Portfolio Turnover
  Rate................    221.2%/(g)/  186.5%    172.2%   122.3%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003 and ceased on March 1, 2004. /(e) /Six months ended April 30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.17 per share from November 29, 2000 through December 5, 2000.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.05 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                                      2004/(D)/     2003         2002    2001/(H)/
                                      ----          ----         ----    ----
MONEY MARKET FUND
-----------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..               $1.000       $1.000       $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............                0.001        0.003        0.011    0.035
                                      -----        -----        -----    -----
 Total From Investment
            Operations                0.001        0.003        0.011    0.035
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...               (0.001)      (0.003)      (0.011)  (0.035)
                                     ------       ------       ------   ------
   Total Dividends and
         Distributions               (0.001)      (0.003)      (0.011)  (0.035)
                                     ------       ------       ------   ------
Net Asset Value, End
 of Period............               $1.000       $1.000       $1.000   $1.000
                                     ======       ======       ======   ======
Total Return..........                 0.06%/(e)/   0.32%        1.06%    3.59%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........               $5,640       $4,581       $2,070     $100
 Ratio of Expenses to
  Average Net Assets..                 0.97%/(f)/   0.97%        0.97%    0.97%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........                   --         0.97%/(g)/     --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..                 0.12%/(f)/   0.29%        0.91%    3.92%/(f)/

                                      2004/(D)/     2003         2002    2001/(H)/
                                      ----          ----         ----    ----
MONEY MARKET FUND
-----------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..               $1.000       $1.000       $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............                   --        0.002        0.009    0.034
   ----                                            -----        -----    -----
 Total From Investment
            Operations                   --        0.002        0.009    0.034
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...                   --       (0.002)      (0.009)  (0.034)
   ----                                           ------       ------   ------
   Total Dividends and
         Distributions                   --       (0.002)      (0.009)  (0.034)
   ----                                           ------       ------   ------
Net Asset Value, End
 of Period............               $1.000       $1.000       $1.000   $1.000
                                     ======       ======       ======   ======
Total Return..........                 0.00%/(e)/   0.16%        0.88%    3.44%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........               $6,903       $5,494         $564     $667
 Ratio of Expenses to
  Average Net Assets..                 1.09%/(f)/   1.13%        1.15%    1.15%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........          1.15%/(f)(g)/       1.15%/(g)/     --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..                 0.00%/(f)/   0.12%        0.88%    3.14%/(f)/

                                      2004/(D)/     2003         2002    2001/(I)/
                                      ----          ----         ----    ----
MONEY MARKET FUND
-----------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..               $1.000       $1.000       $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............                   --        0.001        0.007    0.021
   ----                                            -----        -----    -----
 Total From Investment
            Operations                   --        0.001        0.007    0.021
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...                   --       (0.001)      (0.007)  (0.021)
   ----                                           ------       ------   ------
   Total Dividends and
         Distributions                   --       (0.001)      (0.007)  (0.021)
   ----                                           ------       ------   ------
Net Asset Value, End
 of Period............               $1.000       $1.000       $1.000   $1.000
                                     ======       ======       ======   ======
Total Return /(b)/ ...                 0.00%/(e)/   0.06%        0.68%    2.12%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........             $108,872      $95,332      $36,795   $7,269
 Ratio of Expenses to
  Average Net Assets..                 1.09%/(f)/   1.21%        1.35%    1.31%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...                 1.35%/(f)/   1.54%          --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..                 0.00%/(f)/   0.04%        0.59%    2.48%/(f)/

                                      2004/(D)/     2003         2002    2001/(I)/
                                      ----          ----         ----    ----
MONEY MARKET FUND
-----------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..               $1.000       $1.000       $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............                0.003        0.009        0.016    0.027
                                      -----        -----        -----    -----
 Total From Investment
            Operations                0.003        0.009        0.016    0.027
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...               (0.003)      (0.009)      (0.016)  (0.027)
                                     ------       ------       ------   ------
   Total Dividends and
         Distributions               (0.003)      (0.009)      (0.016)  (0.027)
                                     ------       ------       ------   ------
Net Asset Value, End
 of Period............               $1.000       $1.000       $1.000   $1.000
                                     ======       ======       ======   ======
Total Return..........                 0.34%/(e)/   0.89%        1.64%    2.71%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........              $41,620      $23,684       $1,522     $186
 Ratio of Expenses to
  Average Net Assets..                 0.40%/(f)/   0.40%        0.40%    0.40%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..                 0.69%/(f)/   0.78%        1.53%    3.39%/(f)/

                                      2004/(D)/     2003         2002    2001/(H)/
                                      ----          ----         ----    ----
MONEY MARKET FUND
-----------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..               $1.000       $1.000       $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............                0.002        0.006        0.014    0.038
                                      -----        -----        -----    -----
 Total From Investment
            Operations                0.002        0.006        0.014    0.038
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...               (0.002)      (0.006)      (0.014)  (0.038)
                                     ------       ------       ------   ------
   Total Dividends and
         Distributions               (0.002)      (0.006)      (0.014)  (0.038)
                                     ------       ------       ------   ------
Net Asset Value, End
 of Period............               $1.000       $1.000       $1.000   $1.000
                                     ======       ======       ======   ======
Total Return..........                 0.22%/(e)/   0.64%        1.38%    3.90%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........              $11,812       $8,431       $1,949   $4,700
 Ratio of Expenses to
  Average Net Assets..                 0.66%/(f)/   0.66%        0.66%    0.66%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..                 0.43%/(f)/   0.55%        1.39%    4.23%/(f)/

                                      2004/(D)/     2003         2002    2001/(H)/
                                      ----          ----         ----    ----
MONEY MARKET FUND
-----------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..               $1.000       $1.000       $1.000   $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............                0.001        0.005        0.013    0.037
                                      -----        -----        -----    -----
 Total From Investment
            Operations                0.001        0.005        0.013    0.037
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...               (0.001)      (0.005)      (0.013)  (0.037)
                                     ------       ------       ------   ------
   Total Dividends and
         Distributions               (0.001)      (0.005)      (0.013)  (0.037)
                                     ------       ------       ------   ------
Net Asset Value, End
 of Period............               $1.000       $1.000       $1.000   $1.000
                                     ======       ======       ======   ======
Total Return..........                 0.15%/(e)/   0.49%        1.26%    3.78%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........               $3,657          $10          $10     $100
 Ratio of Expenses to
  Average Net Assets..                 0.78%/(f)/   0.63%        0.77%    0.78%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets..........                   --         0.78%/(g)/     --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..                 0.32%/(f)/   0.37%        1.25%    4.11%/(f)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(d) /Six months ended April 30, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Expense ratio without the Manager's voluntary expense limit.
/(h) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares recognized $.001 of net investment income per share, all of which was distributed, during the period November 28, 2000 through December 5, 2000.
/(i) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2004/(B)/
                          ----
PARTNERS INTERNATIONAL FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.20
 ------
 Total From Investment
            Operations     0.25
 ------
Net Asset Value, End
 of Period............   $10.25
                         ======
Total Return..........     2.50%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $10,251
 Ratio of Expenses to
  Average Net Assets..     1.10%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.42%/(d)/
 Portfolio Turnover
  Rate................     96.5%/(d)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from December 29, 2003, date operations commenced, through April
  30, 2004.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004/(E)/       2003       2002      2001/(H)/
                           ----            ----       ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $9.36          $8.14      $9.07     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.01           0.05       0.04       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.48           1.17      (0.95)     (1.36)
                            ----           ----      -----      -----
 Total From Investment
            Operations      0.49           1.22      (0.91)     (1.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)            --      (0.02)     (0.02)
   ----                    -----                     -----      -----
   Total Dividends and
         Distributions     (0.03)            --      (0.02)     (0.02)
   ----                    -----                     -----      -----
Net Asset Value, End
 of Period............     $9.82          $9.36      $8.14      $9.07
                           =====          =====      =====      =====
Total Return..........      5.26%/(f)/    14.99%    (10.11)%   (11.96)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $16,987        $12,025     $1,075       $907
 Ratio of Expenses to
  Average Net Assets..      1.29%/(g)/     1.32%      1.31%      1.32%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.32%/(g)/     1.32%      1.32%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.26%/(g)/     0.57%      0.64%      0.52%/(g)/
 Portfolio Turnover
  Rate................     163.4%/(g)/     41.7%      71.9%      59.4%/(g)/

                           2004/(E)/       2003       2002      2001/(H)/
                           ----            ----       ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $9.33          $8.12      $9.04     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        --           0.04       0.02       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.48           1.17      (0.94)     (1.38)
                            ----           ----      -----      -----
 Total From Investment
            Operations      0.48           1.21      (0.92)     (1.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)            --         --      (0.02)
   ----                    -----                                -----
   Total Dividends and
         Distributions     (0.02)            --         --      (0.02)
   ----                    -----                                -----
Net Asset Value, End
 of Period............     $9.79          $9.33      $8.12      $9.04
                           =====          =====      =====      =====
Total Return..........      5.09%/(f)/    14.90%    (10.18)%   (12.16)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $15,148        $11,290     $1,385       $924
 Ratio of Expenses to
  Average Net Assets..      1.47%/(g)/     1.50%      1.48%      1.50%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.50%/(g)/     1.50%      1.50%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.09%/(g)/     0.42%      0.47%      0.34%/(g)/
 Portfolio Turnover
  Rate................     163.4%/(g)/     41.7%      71.9%      59.4%/(g)/

                           2004/(E)/       2003       2002      2001/(I)/
                           ----            ----       ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $9.22          $8.05      $8.99     $10.15
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        --           0.01       0.05         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.46           1.16      (0.99)     (1.16)
                            ----           ----      -----      -----
 Total From Investment
            Operations      0.46           1.17      (0.94)     (1.16)
                            ----           ----      -----      -----
Net Asset Value, End
 of Period............     $9.68          $9.22      $8.05      $8.99
                           =====          =====      =====      =====
Total Return /(c)/ ...      5.02%/(f)/    14.53%    (10.46)%   (11.25)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $33,467        $20,880     $5,315       $559
 Ratio of Expenses to
  Average Net Assets..      1.59%/(g)/     1.70%      1.68%      1.67%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.62%/(g)/     1.92%      1.70%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.04)%/(g)/    0.17%      0.24%      0.10%/(g)/
 Portfolio Turnover
  Rate................     163.4%/(g)/     41.7%      71.9%      59.4%/(g)/

                           2004/(E)/       2003       2002      2001/(H)/
                           ----            ----       ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $9.40          $8.17      $9.11     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.04           0.10       0.06       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.48           1.17      (0.93)     (1.34)
                            ----           ----      -----      -----
 Total From Investment
            Operations      0.52           1.27      (0.87)     (1.27)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.09)         (0.04)     (0.07)     (0.02)
                           -----          -----      -----      -----
   Total Dividends and
         Distributions     (0.09)         (0.04)     (0.07)     (0.02)
                           -----          -----      -----      -----
Net Asset Value, End
 of Period............     $9.83          $9.40      $8.17      $9.11
                           =====          =====      =====      =====
Total Return..........      5.51%/(f)/    15.68%     (9.66)%   (11.57)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $439,457       $289,273   $138,527    $15,058
 Ratio of Expenses to
  Average Net Assets..      0.72%/(g)/     0.74%      0.73%      0.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.75%/(g)/     0.75%      0.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.84%/(g)/     1.13%      1.23%      1.15%/(g)/
 Portfolio Turnover
  Rate................     163.4%/(g)/     41.7%      71.9%      59.4%/(g)/

                           2004/(E)/       2003       2002      2001/(H)/
                           ----            ----       ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $9.38          $8.15      $9.08     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.03           0.08       0.04       0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.46           1.17      (0.92)     (1.37)
                            ----           ----      -----      -----
 Total From Investment
            Operations      0.49           1.25      (0.88)     (1.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.06)         (0.02)     (0.05)     (0.02)
                           -----          -----      -----      -----
   Total Dividends and
         Distributions     (0.06)         (0.02)     (0.05)     (0.02)
                           -----          -----      -----      -----
Net Asset Value, End
 of Period............     $9.81          $9.38      $8.15      $9.08
                           =====          =====      =====      =====
Total Return..........      5.25%/(f)/    15.42%     (9.82)%   (11.86)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $30,285        $21,346     $3,811       $909
 Ratio of Expenses to
  Average Net Assets..      0.98%/(g)/     1.00%      0.99%      1.01%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.01%/(g)/     1.01%      1.01%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.58%/(g)/     0.89%      0.96%      0.83%/(g)/
 Portfolio Turnover
  Rate................     163.4%/(g)/     41.7%      71.9%      59.4%/(g)/

                           2004/(E)/       2003       2002      2001/(H)/
                           ----            ----       ----      ----
PARTNERS LARGECAP BLEND FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $9.40          $8.15      $9.08     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.02           0.07       0.07       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.48           1.19      (0.97)     (1.36)
                            ----           ----      -----      -----
 Total From Investment
            Operations      0.50           1.26      (0.90)     (1.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.05)         (0.01)     (0.03)     (0.02)
                           -----          -----      -----      -----
   Total Dividends and
         Distributions     (0.05)         (0.01)     (0.03)     (0.02)
                           -----          -----      -----      -----
Net Asset Value, End
 of Period............     $9.85          $9.40      $8.15      $9.08
                           =====          =====      =====      =====
Total Return..........      5.33%/(f)/    15.53%     (9.93)%   (11.86)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,559         $2,132       $816       $908
 Ratio of Expenses to
  Average Net Assets..      1.10%/(g)/     1.12%      1.11%      1.13%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.13%/(g)/     1.13%      1.12%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.41%/(g)/     0.78%      0.83%      0.71%/(g)/
 Portfolio Turnover
  Rate................     163.4%/(g)/     41.7%      71.9%      59.4%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004.
/(e) /Six months ended April 30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each incurred an unrealized gain of $.40 per share from November 29, 2000 through December 5, 2000.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.13 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2004/(E)/     2003     2002      2001/(H)/
                          ----          ----     ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $7.16        $6.06    $7.59     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.02         0.04     0.03       0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.48         1.09    (1.52)     (2.61)
                           ----         ----    -----      -----
 Total From Investment
            Operations     0.50         1.13    (1.49)     (2.58)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)       (0.03)   (0.04)     (0.01)
                          -----        -----    -----      -----
   Total Dividends and
         Distributions    (0.04)       (0.03)   (0.04)     (0.01)
                          -----        -----    -----      -----
Net Asset Value, End
 of Period............    $7.62        $7.16    $6.06      $7.59
                          =====        =====    =====      =====
Total Return..........     6.93%/(f)/  18.75%  (19.78)%   (23.88)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,828       $1,887   $1,285       $949
 Ratio of Expenses to
  Average Net Assets..     1.01%/(g)/   1.01%    1.02%      1.02%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.02%/(g)/   1.02%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.52%/(g)/   0.62%    0.51%      0.42%/(g)/
 Portfolio Turnover
  Rate................     62.0%/(g)/   82.9%    89.4%      71.7%/(g)/

                          2004/(E)/     2003     2002      2001/(H)/
                          ----          ----     ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $7.15        $6.05    $7.57     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01         0.03     0.02       0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.47         1.09    (1.52)     (2.62)
                           ----         ----    -----      -----
 Total From Investment
            Operations     0.48         1.12    (1.50)     (2.60)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)       (0.02)   (0.02)     (0.01)
                          -----        -----    -----      -----
   Total Dividends and
         Distributions    (0.02)       (0.02)   (0.02)     (0.01)
                          -----        -----    -----      -----
Net Asset Value, End
 of Period............    $7.61        $7.15    $6.05      $7.57
                          =====        =====    =====      =====
Total Return..........     6.75%/(f)/  18.57%  (19.84)%   (24.08)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,985       $2,169     $757       $948
 Ratio of Expenses to
  Average Net Assets..     1.19%/(g)/   1.20%    1.20%      1.20%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.20%/(g)/   1.20%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.34%/(g)/   0.41%    0.30%      0.25%/(g)/
 Portfolio Turnover
  Rate................     62.0%/(g)/   82.9%    89.4%      71.7%/(g)/

                          2004/(E)/     2003     2002      2001/(I)/
                          ----          ----     ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.08        $6.00    $7.51      $8.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01         0.01     0.01         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.47         1.08    (1.51)     (1.37)
                           ----         ----    -----      -----
 Total From Investment
            Operations     0.48         1.09    (1.50)     (1.37)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)       (0.01)   (0.01)        --
 ----                     -----        -----    -----
   Total Dividends and
         Distributions    (0.01)       (0.01)   (0.01)        --
 ----                     -----        -----    -----
Net Asset Value, End
 of Period............    $7.55        $7.08    $6.00      $7.51
                          =====        =====    =====      =====
Total Return /(c)/ ...     6.75%/(f)/  18.16%  (20.02)%   (15.52)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $22,102      $15,775   $8,756     $2,572
 Ratio of Expenses to
  Average Net Assets..     1.32%/(g)/   1.44%    1.40%      1.36%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     1.33%/(g)/   1.50%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.21%/(g)/   0.19%    0.12%      0.02%/(g)/
 Portfolio Turnover
  Rate................     62.0%/(g)/   82.9%    89.4%      71.7%/(g)/

                          2004/(E)/     2003     2002      2001/(I)/
                          ----          ----     ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $7.13        $6.03    $7.55      $8.88
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.04         0.08     0.07       0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.47         1.09    (1.51)     (1.38)
                           ----         ----    -----      -----
 Total From Investment
            Operations     0.51         1.17    (1.44)     (1.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.08)       (0.07)   (0.08)        --
 ----                     -----        -----    -----
   Total Dividends and
         Distributions    (0.08)       (0.07)   (0.08)        --
 ----                     -----        -----    -----
Net Asset Value, End
 of Period............    $7.56        $7.13    $6.03      $7.55
                          =====        =====    =====      =====
Total Return..........     7.15%/(f)/  19.52%  (19.29)%   (15.07)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $8           $8       $7         $8
 Ratio of Expenses to
  Average Net Assets..     0.44%/(g)/   0.44%    0.45%      0.45%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.45%/(g)/   0.45%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.10%/(g)/   1.21%    1.05%      0.96%/(g)/
 Portfolio Turnover
  Rate................     62.0%/(g)/   82.9%    89.4%      71.7%/(g)/

                          2004/(E)/     2003     2002      2001/(H)/
                          ----          ----     ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $7.18        $6.08    $7.62     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.03         0.06     0.03       0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.48         1.09    (1.51)     (2.64)
                           ----         ----    -----      -----
 Total From Investment
            Operations     0.51         1.15    (1.48)     (2.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)       (0.05)   (0.06)     (0.01)
                          -----        -----    -----      -----
   Total Dividends and
         Distributions    (0.06)       (0.05)   (0.06)     (0.01)
                          -----        -----    -----      -----
Net Asset Value, End
 of Period............    $7.63        $7.18    $6.08      $7.62
                          =====        =====    =====      =====
Total Return..........     7.10%/(f)/  19.05%  (19.59)%   (23.58)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,996       $2,930   $1,498       $952
 Ratio of Expenses to
  Average Net Assets..     0.70%/(g)/   0.70%    0.71%      0.71%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.71%/(g)/   0.71%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.83%/(g)/   0.92%    0.84%      0.66%/(g)/
 Portfolio Turnover
  Rate................     62.0%/(g)/   82.9%    89.4%      71.7%/(g)/

                          2004/(E)/     2003     2002      2001/(H)/
                          ----          ----     ----      ----
PARTNERS LARGECAP BLEND FUND I
------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $7.17        $6.07    $7.60     $10.18
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.03         0.05     0.05       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.47         1.09    (1.53)     (2.61)
                           ----         ----    -----      -----
 Total From Investment
            Operations     0.50         1.14    (1.48)     (2.57)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)       (0.04)   (0.05)     (0.01)
                          -----        -----    -----      -----
   Total Dividends and
         Distributions    (0.05)       (0.04)   (0.05)     (0.01)
                          -----        -----    -----      -----
Net Asset Value, End
 of Period............    $7.62        $7.17    $6.07      $7.60
                          =====        =====    =====      =====
Total Return..........     6.98%/(f)/  18.94%  (19.60)%   (23.78)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $707         $897     $759       $950
 Ratio of Expenses to
  Average Net Assets..     0.82%/(g)/   0.82%    0.82%      0.83%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     0.83%/(g)/   0.83%      --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.71%/(g)/   0.82%    0.67%      0.61%/(g)/
 Portfolio Turnover
  Rate................     62.0%/(g)/   82.9%    89.4%      71.7%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003 and ceased on March 1, 2004. /(e) /Six months ended April 30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.17 per share from November 28, 2000 through December 5, 2000.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.11 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                         2004/(E)/     2003/(H)/
                         ----          ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..  $11.97        $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.04)        (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.10          2.02
                          ----          ----
 Total From Investment
            Operations    0.06          1.97
                          ----          ----
Net Asset Value, End
 of Period............  $12.03        $11.97
                        ======        ======
Total Return..........    0.50%/(f)/   19.70%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $120          $120
 Ratio of Expenses to
  Average Net Assets..    1.54%/(g)/    1.54%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.57%/(g)/    1.57%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.58)%/(g)/  (0.51)%/(g)/
 Portfolio Turnover
  Rate................   162.8%/(g)/    64.8%/(g)/

                         2004/(E)/     2003/(H)/
                         ----          ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..  $11.95        $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.05)        (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.10          2.01
                          ----          ----
 Total From Investment
            Operations    0.05          1.95
                          ----          ----
Net Asset Value, End
 of Period............  $12.00        $11.95
                        ======        ======
Total Return..........    0.42%/(f)/   19.50%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $120          $119
 Ratio of Expenses to
  Average Net Assets..    1.72%/(g)/    1.72%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.75%/(g)/    1.75%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.76)%/(g)/  (0.69)%/(g)/
 Portfolio Turnover
  Rate................   162.8%/(g)/    64.8%/(g)/

                         2004/(E)/     2003/(H)/
                         ----          ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..  $11.93        $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.06)        (0.09)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.09          2.02
                          ----          ----
 Total From Investment
            Operations    0.03          1.93
                          ----          ----
Net Asset Value, End
 of Period............  $11.96        $11.93
                        ======        ======
Total Return /(c)/ ...    0.25%/(f)/   19.30%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,815        $2,609
 Ratio of Expenses to
  Average Net Assets..    1.87%/(g)/    1.94%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...    2.66%/(g)/    6.94%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.90)%/(g)/  (0.95)%/(g)/
 Portfolio Turnover
  Rate................   162.8%/(g)/    64.8%/(g)/

                         2004/(E)/     2003/(H)/
                         ----          ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $12.03        $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      --          0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.09          2.02
                          ----          ----
 Total From Investment
            Operations    0.09          2.03
                          ----          ----
Net Asset Value, End
 of Period............  $12.12        $12.03
                        ======        ======
Total Return..........    0.75%/(f)/   20.30%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,452        $5,414
 Ratio of Expenses to
  Average Net Assets..    0.97%/(g)/    0.97%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.00%/(g)/    1.00%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.01)%/(g)/   0.06%/(g)/
 Portfolio Turnover
  Rate................   162.8%/(g)/    64.8%/(g)/

                         2004/(E)/     2003/(H)/
                         ----          ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..  $12.00        $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.02)        (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.10          2.02
                          ----          ----
 Total From Investment
            Operations    0.08          2.00
                          ----          ----
Net Asset Value, End
 of Period............  $12.08        $12.00
                        ======        ======
Total Return..........    0.67%/(f)/   20.00%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $121          $120
 Ratio of Expenses to
  Average Net Assets..    1.23%/(g)/    1.23%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.26%/(g)/    1.26%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.27)%/(g)/  (0.20)%/(g)/
 Portfolio Turnover
  Rate................   162.8%/(g)/    64.8%/(g)/

                         2004/(E)/     2003/(H)/
                         ----          ----
PARTNERS LARGECAP GROWTH FUND
-----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..  $11.99        $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.02)        (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.09          2.02
                          ----          ----
 Total From Investment
            Operations    0.07          1.99
                          ----          ----
Net Asset Value, End
 of Period............  $12.06        $11.99
                        ======        ======
Total Return..........    0.58%/(f)/   19.90%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $121          $120
 Ratio of Expenses to
  Average Net Assets..    1.35%/(g)/    1.35%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.38%/(g)/    1.38%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.39)%/(g)/  (0.32)%/(g)/
 Portfolio Turnover
  Rate................   162.8%/(g)/    64.8%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The voluntary expense limit decreased on March 1, 2004.
/(e) /Six months ended April 30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004/(E)/       2003        2002      2001/(H)/
                           ----            ----        ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $6.99          $6.11       $7.45     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.01)         (0.01)       0.02      (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.19           0.89       (1.36)     (2.81)
                            ----           ----       -----      -----
 Total From Investment
            Operations      0.18           0.88       (1.34)     (2.84)
                            ----           ----       -----      -----
Net Asset Value, End
 of Period............     $7.17          $6.99       $6.11      $7.45
                           =====          =====       =====      =====
Total Return..........      2.58%/(f)/    14.40%     (17.99)%   (26.06)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $29,885        $21,390      $4,903       $745
 Ratio of Expenses to
  Average Net Assets..      1.21%/(g)/     1.32%       1.32%      1.32%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.32%/(g)/     1.32%         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.27)%/(g)/   (0.21)%     (0.35)%    (0.48)%/(g)/
 Portfolio Turnover
  Rate................     142.7%/(g)/    130.9%      182.9%     104.8%/(g)/

                           2004/(E)/       2003        2002      2001/(H)/
                           ----            ----        ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $6.85          $5.99       $7.43     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.02)         (0.02)       0.01      (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.19           0.88       (1.45)     (2.82)
                            ----           ----       -----      -----
 Total From Investment
            Operations      0.17           0.86       (1.44)     (2.86)
                            ----           ----       -----      -----
Net Asset Value, End
 of Period............     $7.02          $6.85       $5.99      $7.43
                           =====          =====       =====      =====
Total Return..........      2.48%/(f)/    14.36%     (19.38)%   (26.26)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $20,588        $16,776      $1,858       $811
 Ratio of Expenses to
  Average Net Assets..      1.39%/(g)/     1.50%       1.50%      1.50%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.50%/(g)/     1.50%         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.45)%/(g)/   (0.38)%     (0.51)%    (0.66)%/(g)/
 Portfolio Turnover
  Rate................     142.7%/(g)/    130.9%      182.9%     104.8%/(g)/

                           2004/(E)/       2003        2002      2001/(I)/
                           ----            ----        ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $6.70          $5.89       $7.31      $8.58
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.03)         (0.05)      (0.02)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.18           0.86       (1.40)     (1.25)
                            ----           ----       -----      -----
 Total From Investment
            Operations      0.15           0.81       (1.42)     (1.27)
                            ----           ----       -----      -----
Net Asset Value, End
 of Period............     $6.85          $6.70       $5.89      $7.31
                           =====          =====       =====      =====
Total Return /(c)/ ...      2.24%/(f)/    13.75%     (19.43)%   (15.00)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $14,615         $9,744      $4,306     $1,050
 Ratio of Expenses to
  Average Net Assets..      1.74%/(g)/     1.89%       1.70%      1.68%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.90%/(g)/     2.27%         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.80)%/(g)/   (0.76)%     (0.73)%    (0.84)%/(g)/
 Portfolio Turnover
  Rate................     142.7%/(g)/    130.9%      182.9%     104.8%/(g)/

                           2004/(E)/       2003        2002      2001/(H)/
                           ----            ----        ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $7.00          $6.09       $7.50     $10.30
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.01           0.02          --         --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.19           0.90       (1.41)     (2.80)
                            ----           ----       -----      -----
 Total From Investment
            Operations      0.20           0.92       (1.41)     (2.80)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.02)         (0.01)         --         --
   ----                    -----          -----
   Total Dividends and
         Distributions     (0.02)         (0.01)         --         --
   ----                    -----          -----
Net Asset Value, End
 of Period............     $7.18          $7.00       $6.09      $7.50
                           =====          =====       =====      =====
Total Return..........      2.84%/(f)/    15.14%     (18.80)%   (25.63)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $607,919       $513,520    $289,691    $11,239
 Ratio of Expenses to
  Average Net Assets..      0.64%/(g)/     0.75%       0.75%      0.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.75%/(g)/     0.75%         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.30%/(g)/     0.39%       0.25%     (0.01)%/(g)/
 Portfolio Turnover
  Rate................     142.7%/(g)/    130.9%      182.9%     104.8%/(g)/

                           2004/(E)/       2003        2002      2001/(H)/
                           ----            ----        ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $6.96          $6.06       $7.47     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        --           0.01        0.01      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.20           0.89       (1.42)     (2.81)
                            ----           ----       -----      -----
 Total From Investment
            Operations      0.20           0.90       (1.41)     (2.82)
                            ----           ----       -----      -----
Net Asset Value, End
 of Period............     $7.16          $6.96       $6.06      $7.47
                           =====          =====       =====      =====
Total Return..........      2.88%/(f)/    14.85%     (18.88)%   (25.93)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $27,534        $23,056     $14,373       $747
 Ratio of Expenses to
  Average Net Assets..      0.90%/(g)/     1.01%       1.01%      1.01%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.01%/(g)/     1.01%         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.04%/(g)/     0.13%       0.05%     (0.17)%/(g)/
 Portfolio Turnover
  Rate................     142.7%/(g)/    130.9%      182.9%     104.8%/(g)/

                           2004/(E)/       2003        2002      2001/(H)/
                           ----            ----        ----      ----
PARTNERS LARGECAP GROWTH FUND I
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $6.92          $6.04       $7.46     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        --             --       (0.01)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.19           0.88       (1.41)     (2.81)
                            ----           ----       -----      -----
 Total From Investment
            Operations      0.19           0.88       (1.42)     (2.83)
                            ----           ----       -----      -----
Net Asset Value, End
 of Period............     $7.11          $6.92       $6.04      $7.46
                           =====          =====       =====      =====
Total Return..........      2.75%/(f)/    14.57%     (19.03)%   (25.96)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,845         $1,825        $778       $746
 Ratio of Expenses to
  Average Net Assets..      1.04%/(g)/     1.13%       1.12%      1.13%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.13%/(g)/     1.13%         --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.12)%/(g)/    0.01%      (0.18)%    (0.29)%/(g)/
 Portfolio Turnover
  Rate................     142.7%/(g)/    130.9%      182.9%     104.8%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003 and decreased on March 1, 2004. /(e) /Six months ended April 30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares incurred an unrealized gain of $.29, $.29, $.30, $.29 and $.29 per share, respectively, from November 28, 2000 through December 5, 2000.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.09 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004/(D)/      2003      2002      2001/(G)/
                           ----           ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $7.18         $6.12     $7.41     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.02)        (0.04)    (0.05)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.19          1.10     (1.24)     (3.21)
                            ----          ----     -----      -----
 Total From Investment
            Operations      0.17          1.06     (1.29)     (3.26)
                            ----          ----     -----      -----
Net Asset Value, End
 of Period............     $7.35         $7.18     $6.12      $7.41
                           =====         =====     =====      =====
Total Return..........      2.37%/(e)/   17.32%   (17.41)%   (29.46)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $6,923        $4,761      $613       $741
 Ratio of Expenses to
  Average Net Assets..      1.57%/(f)/    1.57%     1.57%      1.57%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.61)%/(f)/  (0.60)%   (0.64)%    (0.75)%/(f)/
 Portfolio Turnover
  Rate................     187.1%/(f)/   193.9%    176.7%     153.6%/(f)/

                           2004/(D)/      2003      2002      2001/(G)/
                           ----           ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $7.14         $6.10     $7.39     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.03)        (0.05)    (0.06)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.20          1.09     (1.23)     (3.22)
                            ----          ----     -----      -----
 Total From Investment
            Operations      0.17          1.04     (1.29)     (3.28)
                            ----          ----     -----      -----
Net Asset Value, End
 of Period............     $7.31         $7.14     $6.10      $7.39
                           =====         =====     =====      =====
Total Return..........      2.38%/(e)/   17.05%   (17.46)%   (29.65)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,050        $1,835      $611       $741
 Ratio of Expenses to
  Average Net Assets..      1.75%/(f)/    1.75%     1.75%      1.75%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.79)%/(f)/  (0.74)%   (0.82)%    (0.93)%/(f)/
 Portfolio Turnover
  Rate................     187.1%/(f)/   193.9%    176.7%     153.6%/(f)/

                           2004/(D)/      2003      2002      2001/(H)/
                           ----           ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $7.00         $5.99     $7.27      $8.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.03)        (0.06)    (0.21)     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.19          1.07     (1.07)     (1.08)
                            ----          ----     -----      -----
 Total From Investment
            Operations      0.16          1.01     (1.28)     (1.10)
                            ----          ----     -----      -----
Net Asset Value, End
 of Period............     $7.16         $7.00     $5.99      $7.27
                           =====         =====     =====      =====
Total Return /(b)/ ...      2.29%/(e)/   16.86%   (17.61)%   (13.76)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $6,195        $4,234    $2,425       $688
 Ratio of Expenses to
  Average Net Assets..      1.87%/(f)/    1.95%     1.95%      1.93%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      2.80%/(f)/    2.97%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.91)%/(f)/  (0.93)%   (1.01)%    (1.15)%/(f)/
 Portfolio Turnover
  Rate................     187.1%/(f)/   193.9%    176.7%     153.6%/(f)/

                           2004/(D)/      2003      2002      2001/(G)/
                           ----           ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $7.30         $6.19     $7.44     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        --            --        --      (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.20          1.11     (1.25)     (3.21)
                            ----          ----     -----      -----
 Total From Investment
            Operations      0.20          1.11     (1.25)     (3.23)
                            ----          ----     -----      -----
Net Asset Value, End
 of Period............     $7.50         $7.30     $6.19      $7.44
                           =====         =====     =====      =====
Total Return..........      2.74%/(e)/   17.93%   (16.80)%   (29.18)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $125,691       $56,784    $3,266     $3,193
 Ratio of Expenses to
  Average Net Assets..      1.00%/(f)/    1.00%     1.00%      1.00%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.04)%/(f)/  (0.05)%   (0.07)%    (0.23)%/(f)/
 Portfolio Turnover
  Rate................     187.1%/(f)/   193.9%    176.7%     153.6%/(f)/

                           2004/(D)/      2003      2002      2001/(G)/
                           ----           ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $7.25         $6.15     $7.42     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.01)        (0.01)    (0.01)     (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.18          1.11     (1.26)     (3.22)
                            ----          ----     -----      -----
 Total From Investment
            Operations      0.17          1.10     (1.27)     (3.25)
                            ----          ----     -----      -----
Net Asset Value, End
 of Period............     $7.42         $7.25     $6.15      $7.42
                           =====         =====     =====      =====
Total Return..........      2.34%/(e)/   17.89%   (17.12)%   (29.37)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,633          $974      $843       $743
 Ratio of Expenses to
  Average Net Assets..      1.26%/(f)/    1.26%     1.26%      1.26%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.36)%/(f)/  (0.23)%   (0.33)%    (0.44)%/(f)/
 Portfolio Turnover
  Rate................     187.1%/(f)/   193.9%    176.7%     153.6%/(f)/

                           2004/(D)/      2003      2002      2001/(G)/
                           ----           ----      ----      ----
PARTNERS LARGECAP GROWTH FUND II
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $7.22         $6.14     $7.42     $10.67
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.02)        (0.02)    (0.03)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.20          1.10     (1.25)     (3.21)
                            ----          ----     -----      -----
 Total From Investment
            Operations      0.18          1.08     (1.28)     (3.25)
                            ----          ----     -----      -----
Net Asset Value, End
 of Period............     $7.40         $7.22     $6.14      $7.42
                           =====         =====     =====      =====
Total Return..........      2.49%/(e)/   17.59%   (17.25)%   (29.37)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $628          $723      $615       $742
 Ratio of Expenses to
  Average Net Assets..      1.38%/(f)/    1.38%     1.37%      1.38%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.42)%/(f)/  (0.35)%   (0.44)%    (0.56)%/(f)/
 Portfolio Turnover
  Rate................     187.1%/(f)/   193.9%    176.7%     153.6%/(f)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002. Expense limits were decreased on March 1, 2004.
/(d) /Six months ended April 30, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional and Preferred classes of shares each recognized $.01 of net investment income per share from November 30, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares incurred an unrealized gain of $.67, $.67, $.66, $.66 and $.67 per share, respectively, during the initial interim period.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.12 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                             2004/(E)/      2003       2002      2001/(H)/
                             ----           ----       ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..      $11.64         $9.57     $10.41     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        0.05          0.13      (0.01)      0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........        0.77          1.98      (0.79)     (0.05)
                              ----          ----      -----      -----
 Total From Investment
            Operations        0.82          2.11      (0.80)      0.04
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       (0.10)        (0.04)        --      (0.03)
 Distributions from
  Realized Gains......          --            --      (0.04)        --
  -------                                             -----
   Total Dividends and
         Distributions       (0.10)        (0.04)     (0.04)     (0.03)
                             -----         -----      -----      -----
Net Asset Value, End
 of Period............      $12.36        $11.64      $9.57     $10.41
                            ======        ======      =====     ======
Total Return..........        7.10%/(f)/   22.16%     (7.73)%     1.92%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $24,494       $12,058     $2,797     $1,043
 Ratio of Expenses to
  Average Net Assets..        1.35%/(g)/    1.34%      1.37%      1.37%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        1.37%/(g)/    1.37%      1.37%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..        0.83%/(g)/    1.21%      0.99%      1.03%/(g)/
 Portfolio Turnover
  Rate................        28.0%/(g)/    16.2%       7.8%      19.5%/(g)/

                             2004/(E)/      2003       2002      2001/(H)/
                             ----           ----       ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..      $11.35         $9.33     $10.40     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        0.04          0.11      (0.02)      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........        0.75          1.94      (1.01)     (0.05)
                              ----          ----      -----      -----
 Total From Investment
            Operations        0.79          2.05      (1.03)      0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       (0.09)        (0.03)        --      (0.03)
 Distributions from
  Realized Gains......          --            --      (0.04)        --
  -------                                             -----
   Total Dividends and
         Distributions       (0.09)        (0.03)     (0.04)     (0.03)
                             -----         -----      -----      -----
Net Asset Value, End
 of Period............      $12.05        $11.35      $9.33     $10.40
                            ======        ======      =====     ======
Total Return..........        6.94%/(f)/   21.99%     (9.96)%     1.82%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $25,877       $12,287     $4,013     $1,041
 Ratio of Expenses to
  Average Net Assets..        1.53%/(g)/    1.52%      1.55%      1.55%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        1.55%/(g)/    1.55%      1.55%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..        0.65%/(g)/    1.03%      0.90%      0.85%/(g)/
 Portfolio Turnover
  Rate................        28.0%/(g)/    16.2%       7.8%      19.5%/(g)/

                             2004/(E)/      2003       2002      2001/(I)/
                             ----           ----       ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..      $11.34         $9.33     $10.42     $10.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        0.03          0.08       0.02       0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........        0.75          1.94      (1.07)     (0.41)
                              ----          ----      -----      -----
 Total From Investment
            Operations        0.78          2.02      (1.05)     (0.40)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       (0.07)        (0.01)        --         --
 Distributions from
  Realized Gains......          --            --      (0.04)        --
  -------                                             -----
   Total Dividends and
         Distributions       (0.07)        (0.01)     (0.04)        --
  ----                       -----         -----      -----
Net Asset Value, End
 of Period............      $12.05        $11.34      $9.33     $10.42
                            ======        ======      =====     ======
Total Return /(c)/ ...        6.86%/(f)/   21.64%    (10.13)%    (3.43)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $29,372       $16,843     $5,816       $708
 Ratio of Expenses to
  Average Net Assets..        1.69%/(g)/    1.75%      1.75%      1.72%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...        1.71%/(g)/    2.01%      1.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..        0.51%/(g)/    0.79%      0.68%      0.52%/(g)/
 Portfolio Turnover
  Rate................        28.0%/(g)/    16.2%       7.8%      19.5%/(g)/

                             2004/(E)/      2003       2002      2001/(H)/
                             ----           ----       ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..      $11.42         $9.39     $10.45     $10.41
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        0.09          0.18       0.11       0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........        0.75          1.95      (1.07)      0.03
                              ----          ----      -----       ----
 Total From Investment
            Operations        0.84          2.13      (0.96)      0.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       (0.17)        (0.10)     (0.06)     (0.03)
 Distributions from
  Realized Gains......          --            --      (0.04)        --
  -------                                             -----
   Total Dividends and
         Distributions       (0.17)        (0.10)     (0.10)     (0.03)
                             -----         -----      -----      -----
Net Asset Value, End
 of Period............      $12.09        $11.42      $9.39     $10.45
                            ======        ======      =====     ======
Total Return..........        7.41%/(f)/   22.86%     (9.32)%     2.21%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,044,831      $964,633   $441,889    $23,921
 Ratio of Expenses to
  Average Net Assets..        0.77%/(g)/    0.77%      0.80%      0.80%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        0.80%/(g)/    0.80%      0.80%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..        1.46%/(g)/    1.79%      1.59%      1.33%/(g)/
 Portfolio Turnover
  Rate................        28.0%/(g)/    16.2%       7.8%      19.5%/(g)/

                             2004/(E)/      2003       2002      2001/(H)/
                             ----           ----       ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..      $11.43         $9.40     $10.44     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        0.07          0.16         --       0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........        0.75          1.94      (0.97)     (0.05)
                              ----          ----      -----      -----
 Total From Investment
            Operations        0.82          2.10      (0.97)      0.07
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       (0.14)        (0.07)     (0.03)     (0.03)
 Distributions from
  Realized Gains......          --            --      (0.04)        --
  -------                                             -----
   Total Dividends and
         Distributions       (0.14)        (0.07)     (0.07)     (0.03)
                             -----         -----      -----      -----
Net Asset Value, End
 of Period............      $12.11        $11.43      $9.40     $10.44
                            ======        ======      =====     ======
Total Return..........        7.22%/(f)/   22.52%     (9.37)%     2.12%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $31,759       $25,399    $10,021     $1,045
 Ratio of Expenses to
  Average Net Assets..        1.03%/(g)/    1.03%      1.06%      1.06%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        1.06%/(g)/    1.06%      1.06%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..        1.18%/(g)/    1.53%      1.44%      1.34%/(g)/
 Portfolio Turnover
  Rate................        28.0%/(g)/    16.2%       7.8%      19.5%/(g)/

                             2004/(E)/      2003       2002      2001/(H)/
                             ----           ----       ----      ----
PARTNERS LARGECAP VALUE FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..      $11.39         $9.38     $10.43     $10.40
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        0.06          0.15       0.12       0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........        0.76          1.92      (1.11)     (0.05)
                              ----          ----      -----      -----
 Total From Investment
            Operations        0.82          2.07      (0.99)      0.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       (0.13)        (0.06)     (0.02)     (0.03)
 Distributions from
  Realized Gains......          --            --      (0.04)        --
  -------                                             -----
   Total Dividends and
         Distributions       (0.13)        (0.06)     (0.06)     (0.03)
                             -----         -----      -----      -----
Net Asset Value, End
 of Period............      $12.08        $11.39      $9.38     $10.43
                            ======        ======      =====     ======
Total Return..........        7.20%/(f)/   22.21%     (9.59)%     2.12%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $2,791          $992       $979     $1,044
 Ratio of Expenses to
  Average Net Assets..        1.17%/(g)/    1.15%      1.17%      1.18%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        1.18%/(g)/    1.18%      1.17%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..        0.95%/(g)/    1.42%      1.22%      1.22%/(g)/
 Portfolio Turnover
  Rate................        28.0%/(g)/    16.2%       7.8%      19.5%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004.
/(e) /Six months ended April 30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.39, $.39, $.40, $.39 and $.39 per share, respectively, from November 27, 2000 through December 5, 2000.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares recognized $.01 of net investment income per share and incurred an unrealized loss of $.09 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2004/(E)/     2003      2002      2001/(H)/
                          ----          ----      ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $7.45        $5.30     $6.51     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)       (0.09)    (0.05)        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.06         2.24     (1.16)     (4.58)
                           ----         ----     -----      -----
 Total From Investment
            Operations     0.01         2.15     (1.21)     (4.58)
                           ----         ----     -----      -----
Net Asset Value, End
 of Period............    $7.46        $7.45     $5.30      $6.51
                          =====        =====     =====      =====
Total Return..........     0.13%/(f)/  40.57%   (18.59)%   (40.49)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $9,403       $4,371    $1,296       $815
 Ratio of Expenses to
  Average Net Assets..     1.43%/(g)/   1.56%     1.57%      1.57%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.57%/(g)/   1.57%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.17)%/(g)/ (1.33)%   (1.35)%    (1.33)%/(g)/
 Portfolio Turnover
  Rate................    147.4%/(g)/  163.3%    225.6%     347.3%/(g)/

                          2004/(E)/     2003      2002      2001/(H)/
                          ----          ----      ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $7.30        $5.21     $6.50     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)       (0.09)    (0.10)     (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.06         2.18     (1.19)     (4.58)
                           ----         ----     -----      -----
 Total From Investment
            Operations     0.01         2.09     (1.29)     (4.59)
                           ----         ----     -----      -----
Net Asset Value, End
 of Period............    $7.31        $7.30     $5.21      $6.50
                          =====        =====     =====      =====
Total Return..........     0.14%/(f)/  40.12%   (19.85)%   (40.53)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,809       $2,461      $653       $814
 Ratio of Expenses to
  Average Net Assets..     1.60%/(g)/   1.74%     1.75%      1.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.75%/(g)/   1.75%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.35)%/(g)/ (1.52)%   (1.53)%    (1.51)%/(g)/
 Portfolio Turnover
  Rate................    147.4%/(g)/  163.3%    225.6%     347.3%/(g)/

                          2004/(E)/     2003      2002      2001/(I)/
                          ----          ----      ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $7.03        $5.03     $6.28      $8.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.06)       (0.10)    (0.09)      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.06         2.10     (1.16)     (2.03)
                           ----         ----     -----      -----
 Total From Investment
            Operations       --         2.00     (1.25)     (1.99)
  ----                                  ----     -----      -----
Net Asset Value, End
 of Period............    $7.03        $7.03     $5.03      $6.28
                          =====        =====     =====      =====
Total Return /(c)/ ...     0.00%/(f)/  39.76%   (19.90)%   (24.43)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $13,962       $9,625    $2,648       $663
 Ratio of Expenses to
  Average Net Assets..     1.92%/(g)/   1.95%     1.95%      1.90%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     2.09%/(g)/   2.72%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.67)%/(g)/ (1.73)%   (1.72)%    (1.66)%/(g)/
 Portfolio Turnover
  Rate................    147.4%/(g)/  163.3%    225.6%     347.3%/(g)/

                          2004/(E)/     2003      2002      2001/(I)/
                          ----          ----      ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $7.20        $5.10     $6.31      $8.27
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)       (0.04)    (0.05)      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.06         2.14     (1.16)     (2.00)
                           ----         ----     -----      -----
 Total From Investment
            Operations     0.04         2.10     (1.21)     (1.96)
                           ----         ----     -----      -----
Net Asset Value, End
 of Period............    $7.24        $7.20     $5.10      $6.31
                          =====        =====     =====      =====
Total Return..........     0.56%/(f)/  41.18%   (19.18)%   (24.07)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $9           $8        $6         $7
 Ratio of Expenses to
  Average Net Assets..     0.85%/(g)/   0.99%     1.00%      1.00%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.00%/(g)/   1.00%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.60)%/(g)/ (0.76)%   (0.78)%    (0.77)%/(g)/
 Portfolio Turnover
  Rate................    147.4%/(g)/  163.3%    225.6%     347.3%/(g)/

                          2004/(E)/     2003      2002      2001/(H)/
                          ----          ----      ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $7.43        $5.26     $6.52     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.03)       (0.07)    (0.03)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.06         2.24     (1.23)     (4.52)
                           ----         ----     -----      -----
 Total From Investment
            Operations     0.03         2.17     (1.26)     (4.57)
                           ----         ----     -----      -----
Net Asset Value, End
 of Period............    $7.46        $7.43     $5.26      $6.52
                          =====        =====     =====      =====
Total Return..........     0.40%/(f)/  41.25%   (19.33)%   (40.40)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $8,258       $7,384    $1,155       $815
 Ratio of Expenses to
  Average Net Assets..     1.11%/(g)/   1.24%     1.26%      1.26%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.26%/(g)/   1.26%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.86)%/(g)/ (1.03)%   (1.04)%    (1.00)%/(g)/
 Portfolio Turnover
  Rate................    147.4%/(g)/  163.3%    225.6%     347.3%/(g)/

                          2004/(E)/     2003      2002      2001/(H)/
                          ----          ----      ----      ----
PARTNERS MIDCAP GROWTH FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $7.38        $5.25     $6.52     $11.09
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.04)       (0.07)    (0.07)      0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.07         2.20     (1.20)     (4.58)
                           ----         ----     -----      -----
 Total From Investment
            Operations     0.03         2.13     (1.27)     (4.57)
                           ----         ----     -----      -----
Net Asset Value, End
 of Period............    $7.41        $7.38     $5.25      $6.52
                          =====        =====     =====      =====
Total Return..........     0.41%/(f)/  40.57%   (19.48)%   (40.40)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10         $408      $657       $816
 Ratio of Expenses to
  Average Net Assets..     1.23%/(g)/   1.37%     1.37%      1.38%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.38%/(g)/   1.38%       --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.99)%/(g)/ (1.14)%   (1.15)%    (1.14)%/(g)/
 Portfolio Turnover
  Rate................    147.4%/(g)/  163.3%    225.6%     347.3%/(g)/


..

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
/(e) /Six months ended April 30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. The Preferred class recognized $.01 of net investment income per share from November 29, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Preferred and Select classes of shares incurred an unrealized gain of $1.09, $1.09, $1.08 and $1.09 per share, respectively, during the initial interim period.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized loss of $.24 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                         2004/(C)/
                         ----
PARTNERS MIDCAP GROWTH FUND I
-----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............   (0.02)
                         -----
 Total From Investment
            Operations   (0.02)
                         -----
Net Asset Value, End
 of Period............   $9.98
                         =====
Total Return..........   (0.20)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $4,990
 Ratio of Expenses to
  Average Net Assets..    0.99%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...    1.00%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..   (0.56)%/(e)/
 Portfolio Turnover
  Rate................    37.2%/(e)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Period from December 29, 2003, date operations commenced, through April
  30, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2004/(E)/      2003       2002     2001/(H)/
                           ----           ----       ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $12.03         $9.39      $9.38    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.02)        (0.05)     (0.03)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.20          2.69       0.04     (0.75)
  -----                                                       -----
 Total From Investment
            Operations      1.18          2.64       0.01     (0.75)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --            --         --     (0.01)
 Distributions from
  Realized Gains......     (0.16)           --         --        --
 -----                     -----
   Total Dividends and
         Distributions     (0.16)           --         --     (0.01)
  ----                     -----                              -----
Net Asset Value, End
 of Period............    $13.05        $12.03      $9.39     $9.38
                          ======        ======      =====     =====
Total Return..........      9.88%/(f)/   28.12%      0.11%    (6.77)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,744        $3,305     $1,449      $940
 Ratio of Expenses to
  Average Net Assets..      1.54%/(g)/    1.55%      1.57%     1.57%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.57%/(g)/    1.57%        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.35)%/(g)/  (0.46)%    (0.45)%   (0.12)%/(g)/
 Portfolio Turnover
  Rate................      70.0%/(g)/    49.7%      80.0%    224.9%/(g)/

                           2004/(E)/      2003       2002     2001/(H)/
                           ----           ----       ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $11.82         $9.24      $9.37    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.03)        (0.07)     (0.05)    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.18          2.65      (0.08)    (0.75)
  -----                                             -----     -----
 Total From Investment
            Operations      1.15          2.58      (0.13)    (0.76)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --            --         --     (0.01)
 Distributions from
  Realized Gains......     (0.16)           --         --        --
 -----                     -----
   Total Dividends and
         Distributions     (0.16)           --         --     (0.01)
  ----                     -----                              -----
Net Asset Value, End
 of Period............    $12.81        $11.82      $9.24     $9.37
                          ======        ======      =====     =====
Total Return..........      9.80%/(f)/   27.92%     (1.39)%   (6.87)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,971        $2,962     $1,177      $989
 Ratio of Expenses to
  Average Net Assets..      1.72%/(g)/    1.73%      1.75%     1.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.75%/(g)/    1.75%        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.54)%/(g)/  (0.67)%    (0.64)%   (0.30)%/(g)/
 Portfolio Turnover
  Rate................      70.0%/(g)/    49.7%      80.0%    224.9%/(g)/

                           2004/(E)/      2003       2002     2001/(I)/
                           ----           ----       ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.75         $9.21      $9.35    $10.20
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.05)        (0.09)     (0.04)    (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.18          2.63      (0.10)    (0.83)
  -----                                             -----     -----
 Total From Investment
            Operations      1.13          2.54      (0.14)    (0.85)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.16)           --         --        --
 -----                     -----
   Total Dividends and
         Distributions     (0.16)           --         --        --
 -----                     -----
Net Asset Value, End
 of Period............    $12.72        $11.75      $9.21     $9.35
                          ======        ======      =====     =====
Total Return /(c)/ ...      9.68%/(f)/   27.58%     (1.50)%   (8.15)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $20,348       $12,295     $4,573      $891
 Ratio of Expenses to
  Average Net Assets..      1.95%/(g)/    1.94%      1.95%     1.92%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      2.01%/(g)/    2.49%        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.79)%/(g)/  (0.89)%    (0.94)%   (0.48)%/(g)/
 Portfolio Turnover
  Rate................      70.0%/(g)/    49.7%      80.0%    224.9%/(g)/

                           2004/(E)/      2003       2002     2001/(H)/
                           ----           ----       ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $12.04         $9.34      $9.43    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.01          0.01      (0.02)     0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.21          2.69      (0.04)    (0.73)
  -----                                             -----     -----
 Total From Investment
            Operations      1.22          2.70      (0.06)    (0.70)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)           --      (0.01)    (0.01)
 Tax Return of Capital
  Distribution........        --            --      (0.02)       --
 Distributions from
  Realized Gains......     (0.16)           --         --        --
 -----                     -----
   Total Dividends and
         Distributions     (0.17)           --      (0.03)    (0.01)
  ----                     -----                    -----     -----
Net Asset Value, End
 of Period............    $13.09        $12.04      $9.34     $9.43
                          ======        ======      =====     =====
Total Return..........     10.16%/(f)/   28.91%     (0.67)%   (6.28)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $139,552       $78,679    $21,210    $2,956
 Ratio of Expenses to
  Average Net Assets..      0.98%/(g)/    0.98%      1.00%     1.00%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.00%/(g)/    1.00%        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%/(g)/    0.07%        --      0.44%/(g)/
 Portfolio Turnover
  Rate................      70.0%/(g)/    49.7%      80.0%    224.9%/(g)/

                           2004/(E)/      2003       2002     2001/(H)/
                           ----           ----       ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $11.98         $9.33      $9.41    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        --         (0.02)     (0.02)     0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.20          2.67      (0.06)    (0.74)
  -----                                             -----     -----
 Total From Investment
            Operations      1.20          2.65      (0.08)    (0.72)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --            --         --     (0.01)
 Distributions from
  Realized Gains......     (0.16)           --         --        --
 -----                     -----
   Total Dividends and
         Distributions     (0.16)           --         --     (0.01)
  ----                     -----                              -----
Net Asset Value, End
 of Period............    $13.02        $11.98      $9.33     $9.41
                          ======        ======      =====     =====
Total Return..........     10.08%/(f)/   28.40%     (0.83)%   (6.48)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,508        $3,154     $1,485      $942
 Ratio of Expenses to
  Average Net Assets..      1.23%/(g)/    1.24%      1.26%     1.26%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.26%/(g)/    1.26%        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.07)%/(g)/  (0.18)%    (0.16)%    0.19%/(g)/
 Portfolio Turnover
  Rate................      70.0%/(g)/    49.7%      80.0%    224.9%/(g)/

                           2004/(E)/      2003       2002     2001/(H)/
                           ----           ----       ----     ----
PARTNERS MIDCAP VALUE FUND
--------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $11.95         $9.31      $9.40    $10.14
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.01)        (0.03)     (0.02)     0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.19          2.67      (0.07)    (0.74)
  -----                                             -----     -----
 Total From Investment
            Operations      1.18          2.64      (0.09)    (0.73)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --            --         --     (0.01)
 Distributions from
  Realized Gains......     (0.16)           --         --        --
 -----                     -----
   Total Dividends and
         Distributions     (0.16)           --         --     (0.01)
  ----                     -----                              -----
Net Asset Value, End
 of Period............    $12.97        $11.95      $9.31     $9.40
                          ======        ======      =====     =====
Total Return..........      9.94%/(f)/   28.36%     (0.96)%   (6.58)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $965        $1,565       $932      $941
 Ratio of Expenses to
  Average Net Assets..      1.35%/(g)/    1.36%      1.37%     1.38%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.38%/(g)/    1.38%        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.12)%/(g)/  (0.29)%    (0.24)%    0.07%/(g)/
 Portfolio Turnover
  Rate................      70.0%/(g)/    49.7%      80.0%    224.9%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003.
/(e) /Six months ended April 30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Institutional shares recognized $.01 of net investment income per share from November 28, 2000 through December 5, 2000. In addition, Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares incurred an unrealized gain of $.14, $.14, $.13, $.14 and $.14 per share, respectively, during the initial interim period.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J incurred an unrealized loss of $.07 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                         2004/(B)/
                         ----
PARTNERS MIDCAP VALUE FUND I
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..  $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.38
                        ------
 Total From Investment
            Operations    0.39
                        ------
Net Asset Value, End
 of Period............  $10.39
                        ======
Total Return..........    3.90%/(c)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,193
 Ratio of Expenses to
  Average Net Assets..    1.00%/(d)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.27%/(d)/
 Portfolio Turnover
  Rate................    87.0%/(d)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Period from December 29, 2003, date operations commenced, through April
  30, 2004.
/(c) /Total return amounts have not been annualized.
/(d) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2004/(C)/    2003/(F)/
                           ----         ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $13.56       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.05)       (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.07         3.62
                            ----         ----
 Total From Investment
            Operations      1.02         3.56
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.81)          --
 ----                      -----
   Total Dividends and
         Distributions     (0.81)          --
 ----                      -----
Net Asset Value, End
 of Period............    $13.77       $13.56
                          ======       ======
Total Return..........      7.81%/(d)/  35.60%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $138         $136
 Ratio of Expenses to
  Average Net Assets..      1.53%/(e)/   1.54%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.57%/(e)/   1.57%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.70)%/(e)/ (0.60)%/(e)/
 Portfolio Turnover
  Rate................      74.2%/(e)/  111.5%/(e)/

                           2004/(C)/    2003/(F)/
                           ----         ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $13.54       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.06)       (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.06         3.61
                            ----         ----
 Total From Investment
            Operations      1.00         3.54
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.81)          --
 ----                      -----
   Total Dividends and
         Distributions     (0.81)          --
 ----                      -----
Net Asset Value, End
 of Period............    $13.73       $13.54
                          ======       ======
Total Return..........      7.67%/(d)/  35.40%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $137         $135
 Ratio of Expenses to
  Average Net Assets..      1.71%/(e)/   1.72%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.75%/(e)/   1.75%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.88)%/(e)/ (0.79)%/(e)/
 Portfolio Turnover
  Rate................      74.2%/(e)/  111.5%/(e)/

                           2004/(C)/    2003/(F)/
                           ----         ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $13.62       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.01)          --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.07         3.62
                            ----         ----
 Total From Investment
            Operations      1.06         3.62
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.81)          --
 ----                      -----
   Total Dividends and
         Distributions     (0.81)          --
 ----                      -----
Net Asset Value, End
 of Period............    $13.87       $13.62
                          ======       ======
Total Return..........      8.08%/(d)/  36.20%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $152,779       $4,868
 Ratio of Expenses to
  Average Net Assets..      0.98%/(e)/   0.97%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.00%/(e)/   1.00%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.13)%/(e)/ (0.04)%/(e)/
 Portfolio Turnover
  Rate................      74.2%/(e)/  111.5%/(e)/

                           2004/(C)/    2003/(F)/
                           ----         ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $13.59       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.03)       (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.08         3.62
                            ----         ----
 Total From Investment
            Operations      1.05         3.59
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.81)          --
 ----                      -----
   Total Dividends and
         Distributions     (0.81)          --
 ----                      -----
Net Asset Value, End
 of Period............    $13.83       $13.59
                          ======       ======
Total Return..........      8.02%/(d)/  35.90%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $145         $136
 Ratio of Expenses to
  Average Net Assets..      1.22%/(e)/   1.23%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.26%/(e)/   1.26%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.39)%/(e)/ (0.30)%/(e)/
 Portfolio Turnover
  Rate................      74.2%/(e)/  111.5%/(e)/

                           2004/(C)/    2003/(F)/
                           ----         ----
PARTNERS SMALLCAP BLEND FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $13.58       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.04)       (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.07         3.62
                            ----         ----
 Total From Investment
            Operations      1.03         3.58
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.81)          --
 ----                      -----
   Total Dividends and
         Distributions     (0.81)          --
 ----                      -----
Net Asset Value, End
 of Period............    $13.80       $13.58
                          ======       ======
Total Return..........      7.88%/(d)/  35.80%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $138         $136
 Ratio of Expenses to
  Average Net Assets..      1.34%/(e)/   1.35%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.38%/(e)/   1.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.51)%/(e)/ (0.42)%/(e)/
 Portfolio Turnover
  Rate................      74.2%/(e)/  111.5%/(e)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Six months ended April 30, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2004/(E)/      2003       2002      2001/(H)/
                          ----           ----       ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $7.00         $5.08      $7.32      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.06)        (0.08)     (0.04)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.42          2.00      (2.20)     (2.42)
                           ----          ----      -----      -----
 Total From Investment
            Operations     0.36          1.92      (2.24)     (2.50)
                           ----          ----      -----      -----
Net Asset Value, End
 of Period............    $7.36         $7.00      $5.08      $7.32
                          =====         =====      =====      =====
Total Return..........     5.14%/(f)/   37.80%    (30.60)%   (23.67)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,409        $2,446     $1,092       $734
 Ratio of Expenses to
  Average Net Assets..     1.67%/(g)/    1.66%      1.67%      1.67%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --          1.67%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.51)%/(g)/  (1.45)%    (1.47)%    (1.32)%/(g)/
 Portfolio Turnover
  Rate................    105.0%/(g)/   333.6%     110.9%     161.1%/(g)/

                          2004/(E)/      2003       2002      2001/(H)/
                          ----           ----       ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $6.96         $5.06      $7.31      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.06)        (0.09)     (0.06)     (0.09)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.41          1.99      (2.19)     (2.42)
                           ----          ----      -----      -----
 Total From Investment
            Operations     0.35          1.90      (2.25)     (2.51)
                           ----          ----      -----      -----
Net Asset Value, End
 of Period............    $7.31         $6.96      $5.06      $7.31
                          =====         =====      =====      =====
Total Return..........     5.03%/(f)/   37.55%    (30.78)%   (23.77)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,038        $1,136       $789       $733
 Ratio of Expenses to
  Average Net Assets..     1.85%/(g)/    1.84%      1.85%      1.85%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --          1.85%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.69)%/(g)/  (1.63)%    (1.65)%    (1.50)%/(g)/
 Portfolio Turnover
  Rate................    105.0%/(g)/   333.6%     110.9%     161.1%/(g)/

                          2004/(E)/      2003       2002      2001/(I)/
                          ----           ----       ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $6.75         $4.92      $7.12      $8.28
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.07)        (0.10)     (0.06)     (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.41          1.93      (2.14)     (1.11)
                           ----          ----      -----      -----
 Total From Investment
            Operations     0.34          1.83      (2.20)     (1.16)
                           ----          ----      -----      -----
Net Asset Value, End
 of Period............    $7.09         $6.75      $4.92      $7.12
                          =====         =====      =====      =====
Total Return /(c)/ ...     5.04%/(f)/   37.20%    (30.90)%   (13.70)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $8,037        $5,932     $1,386       $316
 Ratio of Expenses to
  Average Net Assets..     2.05%/(g)/    2.05%      2.05%      2.02%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...     2.43%/(g)/    3.39%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.89)%/(g)/  (1.85)%    (1.85)%    (1.72)%/(g)/
 Portfolio Turnover
  Rate................    105.0%/(g)/   333.6%     110.9%     161.1%/(g)/

                          2004/(E)/      2003       2002      2001/(H)/
                          ----           ----       ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $7.10         $5.12      $7.35      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.04)        (0.05)     (0.04)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.43          2.03      (2.19)     (2.43)
                           ----          ----      -----      -----
 Total From Investment
            Operations     0.39          1.98      (2.23)     (2.47)
                           ----          ----      -----      -----
Net Asset Value, End
 of Period............    $7.49         $7.10      $5.12      $7.35
                          =====         =====      =====      =====
Total Return..........     5.49%/(f)/   38.67%    (30.34)%   (23.36)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $67,415       $60,637    $91,760     $5,591
 Ratio of Expenses to
  Average Net Assets..     1.10%/(g)/    1.09%      1.10%      1.10%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --          1.10%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.94)%/(g)/  (0.89)%    (0.90)%    (0.78)%/(g)/
 Portfolio Turnover
  Rate................    105.0%/(g)/   333.6%     110.9%     161.1%/(g)/

                          2004/(E)/      2003       2002      2001/(H)/
                          ----           ----       ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $7.09         $5.13      $7.34      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)        (0.07)     (0.04)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.43          2.03      (2.17)     (2.42)
                           ----          ----      -----      -----
 Total From Investment
            Operations     0.38          1.96      (2.21)     (2.48)
                           ----          ----      -----      -----
Net Asset Value, End
 of Period............    $7.47         $7.09      $5.13      $7.34
                          =====         =====      =====      =====
Total Return..........     5.36%/(f)/   38.21%    (30.11)%   (23.46)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,445        $1,682       $931       $735
 Ratio of Expenses to
  Average Net Assets..     1.36%/(g)/    1.35%      1.36%      1.36%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --          1.36%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.20)%/(g)/  (1.15)%    (1.17)%    (1.01)%/(g)/
 Portfolio Turnover
  Rate................    105.0%/(g)/   333.6%     110.9%     161.1%/(g)/

                          2004/(E)/      2003       2002      2001/(H)/
                          ----           ----       ----      ----
PARTNERS SMALLCAP GROWTH FUND I
-------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $7.04         $5.10      $7.34      $9.82
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)        (0.07)     (0.09)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.42          2.01      (2.15)     (2.42)
                           ----          ----      -----      -----
 Total From Investment
            Operations     0.37          1.94      (2.24)     (2.48)
                           ----          ----      -----      -----
Net Asset Value, End
 of Period............    $7.41         $7.04      $5.10      $7.34
                          =====         =====      =====      =====
Total Return..........     5.26%/(f)/   38.04%    (30.52)%   (23.46)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $271          $706       $510       $735
 Ratio of Expenses to
  Average Net Assets..     1.48%/(g)/    1.47%      1.47%      1.48%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...       --          1.48%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (1.31)%/(g)/  (1.26)%    (1.27)%    (1.13)%/(g)/
 Portfolio Turnover
  Rate................    105.0%/(g)/   333.6%     110.9%     161.1%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
/(e) /Six months ended April 30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each incurred an unrealized loss of $.18 per share from November 28, 2000 through December 5, 2000.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.10 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2004/(E)/       2003      2002      2001/(H)/
                           ----            ----      ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..     $7.78          $5.68     $6.25     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.05)         (0.07)       --      (0.07)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.14)          2.17     (0.57)     (4.53)
                           -----           ----     -----      -----
 Total From Investment
            Operations     (0.19)          2.10     (0.57)     (4.60)

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.04)            --        --         --
 ------
   Total Dividends and
         Distributions     (0.04)            --        --         --
 ------                    -----
Net Asset Value, End
 of Period............     $7.55          $7.78     $5.68      $6.25
                           =====          =====     =====      =====
Total Return..........     (2.41)%/(f)/   36.97%    (9.12)%   (41.23)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $5,991         $3,480    $1,419       $626
 Ratio of Expenses to
  Average Net Assets..      1.53%/(g)/     1.52%     1.56%      1.57%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.57%/(g)/     1.57%     1.57%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.24)%/(g)/   (1.14)%   (1.30)%    (1.19)%/(g)/
 Portfolio Turnover
  Rate................      75.4%/(g)/    115.9%    120.1%     159.8%/(g)/

                           2004/(E)/       2003      2002      2001/(H)/
                           ----            ----      ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..     $7.67          $5.66     $6.24     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.06)         (0.10)    (0.09)     (0.08)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.13)          2.11     (0.49)     (4.53)
                           -----           ----     -----      -----
 Total From Investment
            Operations     (0.19)          2.01     (0.58)     (4.61)

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.04)            --        --         --
 ------
   Total Dividends and
         Distributions     (0.04)            --        --         --
 ------                    -----
Net Asset Value, End
 of Period............     $7.44          $7.67     $5.66      $6.24
                           =====          =====     =====      =====
Total Return..........     (2.44)%/(f)/   35.51%    (9.29)%   (41.32)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,570         $2,162      $567       $625
 Ratio of Expenses to
  Average Net Assets..      1.71%/(g)/     1.72%     1.74%      1.75%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.75%/(g)/     1.75%     1.75%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.42)%/(g)/   (1.39)%   (1.47)%    (1.37)%/(g)/
 Portfolio Turnover
  Rate................      75.4%/(g)/    115.9%    120.1%     159.8%/(g)/

                           2004/(E)/       2003      2002      2001/(I)/
                           ----            ----      ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..     $7.44          $5.47     $6.04      $7.75
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.07)         (0.10)    (0.04)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.13)          2.07     (0.53)     (1.67)
                           -----           ----     -----      -----
 Total From Investment
            Operations     (0.20)          1.97     (0.57)     (1.71)

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.04)            --        --         --
 ------
   Total Dividends and
         Distributions     (0.04)            --        --         --
 ------                    -----
Net Asset Value, End
 of Period............     $7.20          $7.44     $5.47      $6.04
                           =====          =====     =====      =====
Total Return /(c)/ ...     (2.66)%/(f)/   36.01%    (9.44)%   (22.56)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,964         $3,303    $1,099       $301
 Ratio of Expenses to
  Average Net Assets..      2.05%/(g)/     2.03%     1.93%      1.92%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      2.55%/(g)/     3.66%     1.95%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.76)%/(g)/   (1.64)%   (1.64)%    (1.60)%/(g)/
 Portfolio Turnover
  Rate................      75.4%/(g)/    115.9%    120.1%     159.8%/(g)/

                           2004/(E)/       2003      2002      2001/(H)/
                           ----            ----      ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..     $7.88          $5.72     $6.27     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.03)         (0.04)    (0.12)     (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.14)          2.20     (0.43)     (4.54)
                           -----           ----     -----      -----
 Total From Investment
            Operations     (0.17)          2.16     (0.55)     (4.58)

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.04)            --        --         --
 ------
   Total Dividends and
         Distributions     (0.04)            --        --         --
 ------                    -----
Net Asset Value, End
 of Period............     $7.67          $7.88     $5.72      $6.27
                           =====          =====     =====      =====
Total Return..........     (2.12)%/(f)/   37.76%    (8.77)%   (41.04)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $226,408       $162,128    $7,077     $1,166
 Ratio of Expenses to
  Average Net Assets..      0.96%/(g)/     0.95%     0.99%      1.00%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.00%/(g)/     1.00%     1.00%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.67)%/(g)/   (0.57)%   (0.70)%    (0.48)%/(g)/
 Portfolio Turnover
  Rate................      75.4%/(g)/    115.9%    120.1%     159.8%/(g)/

                           2004/(E)/       2003      2002      2001/(H)/
                           ----            ----      ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..     $7.83          $5.71     $6.27     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.04)         (0.06)    (0.04)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.13)          2.18     (0.52)     (4.52)
                           -----           ----     -----      -----
 Total From Investment
            Operations     (0.17)          2.12     (0.56)     (4.58)

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.04)            --        --         --
 ------
   Total Dividends and
         Distributions     (0.04)            --        --         --
 ------                    -----
Net Asset Value, End
 of Period............     $7.62          $7.83     $5.71      $6.27
                           =====          =====     =====      =====
Total Return..........     (2.14)%/(f)/   37.13%    (8.93)%   (41.04)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,150         $1,799      $692       $628
 Ratio of Expenses to
  Average Net Assets..      1.22%/(g)/     1.21%     1.25%      1.26%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.26%/(g)/     1.26%     1.26%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.94)%/(g)/   (0.83)%   (0.98)%    (0.88)%/(g)/
 Portfolio Turnover
  Rate................      75.4%/(g)/    115.9%    120.1%     159.8%/(g)/

                           2004/(E)/       2003      2002      2001/(H)/
                           ----            ----      ----      ----
PARTNERS SMALLCAP GROWTH FUND II
--------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..     $7.78          $5.70     $6.26     $10.85
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.04)         (0.09)    (0.07)     (0.06)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.13)          2.17     (0.49)     (4.53)
                           -----           ----     -----      -----
 Total From Investment
            Operations     (0.17)          2.08     (0.56)     (4.59)

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......     (0.04)            --        --         --
 ------
   Total Dividends and
         Distributions     (0.04)            --        --         --
 ------                    -----
Net Asset Value, End
 of Period............     $7.57          $7.78     $5.70      $6.26
                           =====          =====     =====      =====
Total Return..........     (2.15)%/(f)/   36.49%    (8.95)%   (41.13)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $782            $87      $571       $627
 Ratio of Expenses to
  Average Net Assets..      1.34%/(g)/     1.31%     1.36%      1.38%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.38%/(g)/     1.38%     1.37%        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (1.07)%/(g)/   (0.84)%   (1.09)%    (1.00)%/(g)/
 Portfolio Turnover
  Rate................      75.4%/(g)/    115.9%    120.1%     159.8%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit.  The voluntary expense limit began on November 1, 2002.
  Expense limits were increased on March 1, 2003.
/(e) /Six months ended April 30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Institutional, Preferred and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.84 per share from November 29, 2000 through December 5, 2000.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J shares incurred an unrealized loss of $.22 per share from February 27, 2001 through February 28, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                           2004/(D)/       2003        2002     2001/(G)/
                           ----            ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $13.02          $9.51       $9.96    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.04)         (0.07)      (0.06)    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.24           3.67       (0.24)       --
 ----                       ----           ----       -----
 Total From Investment
            Operations      1.20           3.60       (0.30)    (0.04)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          (0.09)      (0.15)       --
 ------                                   -----       -----
   Total Dividends and
         Distributions        --          (0.09)      (0.15)       --
 ------                                   -----       -----
Net Asset Value, End
 of Period............    $14.22         $13.02       $9.51     $9.96
                          ======         ======       =====     =====
Total Return..........      9.23%/(e)/    38.18%      (3.24)%   (0.40)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $5,341         $4,284        $985      $831
 Ratio of Expenses to
  Average Net Assets..      1.57%/(f)/     1.57%       1.57%     1.57%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.52)%/(f)/   (0.62)%     (0.76)%   (0.59)%/(f)/
 Portfolio Turnover
  Rate................      13.5%/(f)/     44.1%       27.9%     58.0%/(f)/

                           2004/(D)/       2003        2002     2001/(G)/
                           ----            ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $12.94          $9.48       $9.95    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.05)         (0.08)      (0.04)    (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.24           3.63       (0.28)       --
 ----                       ----           ----       -----
 Total From Investment
            Operations      1.19           3.55       (0.32)    (0.05)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          (0.09)      (0.15)       --
 ------                                   -----       -----
   Total Dividends and
         Distributions        --          (0.09)      (0.15)       --
 ------                                   -----       -----
Net Asset Value, End
 of Period............    $14.13         $12.94       $9.48     $9.95
                          ======         ======       =====     =====
Total Return..........      9.21%/(e)/    37.76%      (3.44)%   (0.50)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $2,411         $2,028      $1,398      $830
 Ratio of Expenses to
  Average Net Assets..      1.75%/(f)/     1.75%       1.75%     1.75%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.71)%/(f)/   (0.80)%     (0.94)%   (0.77)%/(f)/
 Portfolio Turnover
  Rate................      13.5%/(f)/     44.1%       27.9%     58.0%/(f)/

                           2004/(D)/       2003        2002     2001/(G)/
                           ----            ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $12.89          $9.46       $9.94    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.06)         (0.11)      (0.05)    (0.04)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.23           3.63       (0.28)    (0.02)
                            ----           ----       -----     -----
 Total From Investment
            Operations      1.17           3.52       (0.33)    (0.06)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          (0.09)      (0.15)       --
 ------                                   -----       -----
   Total Dividends and
         Distributions        --          (0.09)      (0.15)       --
 ------                                   -----       -----
Net Asset Value, End
 of Period............    $14.06         $12.89       $9.46     $9.94
                          ======         ======       =====     =====
Total Return /(b)/ ...      9.09%/(e)/    37.53%      (3.55)%   (0.60)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $6,542         $5,962      $4,867    $1,472
 Ratio of Expenses to
  Average Net Assets..      1.95%/(f)/     1.95%       1.95%     1.81%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      2.34%/(f)/     2.57          --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.91)%/(f)/   (1.00)%     (1.15)%   (0.84)%/(f)/
 Portfolio Turnover
  Rate................      13.5%/(f)/     44.1%       27.9%     58.0%/(f)/

                           2004/(D)/       2003        2002     2001/(G)/
                           ----            ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $13.21          $9.60      $10.00    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............        --             --       (0.04)       --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.26           3.70       (0.21)       --
 ----                       ----           ----       -----
 Total From Investment
            Operations      1.26           3.70       (0.25)       --
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          (0.09)      (0.15)       --
 ------                                   -----       -----
   Total Dividends and
         Distributions        --          (0.09)      (0.15)       --
 ------                                   -----       -----
Net Asset Value, End
 of Period............    $14.47         $13.21       $9.60    $10.00
                          ======         ======       =====    ======
Total Return..........      9.55%/(e)/    38.87%      (2.72)%    0.00%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $218,676       $174,262    $133,400    $5,682
 Ratio of Expenses to
  Average Net Assets..      1.00%/(f)/     1.00%       1.00%     1.00%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.04%/(f)/    (0.04)%     (0.20)%   (0.07)%/(f)/
 Portfolio Turnover
  Rate................      13.5%/(f)/     44.1%       27.9%     58.0%/(f)/

                           2004/(D)/       2003        2002     2001/(G)/
                           ----            ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $13.14          $9.56       $9.98    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.02)         (0.03)         --     (0.02)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.26           3.70       (0.27)       --
 ----                       ----           ----       -----
 Total From Investment
            Operations      1.24           3.67       (0.27)    (0.02)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          (0.09)      (0.15)       --
 ------                                   -----       -----
   Total Dividends and
         Distributions        --          (0.09)      (0.15)       --
 ------                                   -----       -----
Net Asset Value, End
 of Period............    $14.38         $13.14       $9.56     $9.98
                          ======         ======       =====     =====
Total Return..........      9.45%/(e)/    38.71%      (2.93)%   (0.20)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $14,999        $12,008      $5,733      $833
 Ratio of Expenses to
  Average Net Assets..      1.26%/(f)/     1.26%       1.26%     1.26%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.22)%/(f)/   (0.31)%     (0.47)%   (0.28)%/(f)/
 Portfolio Turnover
  Rate................      13.5%/(f)/     44.1%       27.9%     58.0%/(f)/

                           2004/(D)/       2003        2002     2001/(G)/
                           ----            ----        ----     ----
PARTNERS SMALLCAP VALUE FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $13.08          $9.54       $9.97    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     (0.02)         (0.04)      (0.06)    (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.24           3.67       (0.22)       --
 ----                       ----           ----       -----
 Total From Investment
            Operations      1.22           3.63       (0.28)    (0.03)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          (0.09)      (0.15)       --
 ------                                   -----       -----
   Total Dividends and
         Distributions        --          (0.09)      (0.15)       --
 ------                                   -----       -----
Net Asset Value, End
 of Period............    $14.30         $13.08       $9.54     $9.97
                          ======         ======       =====     =====
Total Return..........      9.34%/(e)/    38.37%      (3.03)%   (0.30)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $19            $16        $796      $833
 Ratio of Expenses to
  Average Net Assets..      1.38%/(f)/     1.38%       1.37%     1.38%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.34)%/(f)/   (0.43)%     (0.56)%   (0.40)%/(f)/
 Portfolio Turnover
  Rate................      13.5%/(f)/     44.1%       27.9%     58.0%/(f)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
/(d) /Six months ended April 30, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Period from March 1, 2001, date operations commenced, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                          2004/(C)/     2003/(F)/
                          ----          ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $13.92        $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.03)         0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.30          3.90
                           ----          ----
 Total From Investment
            Operations     1.27          3.92

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.60)           --
  ----                    -----
   Total Dividends and
         Distributions    (0.60)           --
  ----                    -----
Net Asset Value, End
 of Period............   $14.59        $13.92
                         ======        ======
Total Return..........     9.34%/(d)/   39.20%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,522          $258
 Ratio of Expenses to
  Average Net Assets..     1.57%/(e)/    1.57%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.57%/(e)/    1.57%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.40)%/(e)/   0.19%/(e)/
 Portfolio Turnover
  Rate................     41.3%/(e)/    67.2%/(e)/

                          2004/(C)/     2003/(F)/
                          ----          ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $13.89        $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.05)           --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.32          3.89
                           ----          ----
 Total From Investment
            Operations     1.27          3.89

Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......    (0.60)           --
  ----                    -----
   Total Dividends and
         Distributions    (0.60)           --
  ----                    -----
Net Asset Value, End
 of Period............   $14.56        $13.89
                         ======        ======
Total Return..........     9.35%/(d)/   38.90%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $4,086          $702
 Ratio of Expenses to
  Average Net Assets..     1.75%/(e)/    1.75%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.75%/(e)/    1.75%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.63)%/(e)/  (0.04)%/(e)/
 Portfolio Turnover
  Rate................     41.3%/(e)/    67.2%/(e)/

                          2004/(C)/     2003/(F)/
                          ----          ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $13.99        $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.02          0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.30          3.91
                           ----          ----
 Total From Investment
            Operations     1.32          3.99

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.06)           --
 Distributions from
  Realized Gains......    (0.60)           --
  ----                    -----
   Total Dividends and
         Distributions    (0.66)           --
  ----                    -----
Net Asset Value, End
 of Period............   $14.65        $13.99
                         ======        ======
Total Return..........     9.66%/(d)/   39.90%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $84,740       $51,198
 Ratio of Expenses to
  Average Net Assets..     0.99%/(e)/    1.00%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.00%/(e)/    1.00%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.21%/(e)/    0.73%/(e)/
 Portfolio Turnover
  Rate................     41.3%/(e)/    67.2%/(e)/

                          2004/(C)/     2003/(F)/
                          ----          ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $13.95        $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.01)         0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.32          3.91
                           ----          ----
 Total From Investment
            Operations     1.31          3.95

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)           --
 Distributions from
  Realized Gains......    (0.60)           --
  ----                    -----
   Total Dividends and
         Distributions    (0.62)           --
  ----                    -----
Net Asset Value, End
 of Period............   $14.64        $13.95
                         ======        ======
Total Return..........     9.63%/(d)/   39.50%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $529          $194
 Ratio of Expenses to
  Average Net Assets..     1.26%/(e)/    1.26%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.26%/(e)/    1.26%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.08)%/(e)/   0.46%/(e)/
 Portfolio Turnover
  Rate................     41.3%/(e)/    67.2%/(e)/

                          2004/(C)/     2003/(F)/
                          ----          ----
PARTNERS SMALLCAP VALUE FUND I
------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $13.94        $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)         0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     1.32          3.91
                           ----          ----
 Total From Investment
            Operations     1.30          3.94

Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)           --
 Distributions from
  Realized Gains......    (0.60)           --
  ----                    -----
   Total Dividends and
         Distributions    (0.61)           --
  ----                    -----
Net Asset Value, End
 of Period............   $14.63        $13.94
                         ======        ======
Total Return..........     9.51%/(d)/   39.40%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $527          $141
 Ratio of Expenses to
  Average Net Assets..     1.38%/(e)/    1.38%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...     1.38%/(e)/    1.38%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.23)%/(e)/   0.34%/(e)/
 Portfolio Turnover
  Rate................     41.3%/(e)/    67.2%/(e)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Six months ended April 30, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Period from December 30, 2002, date operations commenced, through October
  31, 2003.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2004/(E)/
                           ----
PREFERRED SECURITIES FUND
-------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $11.04
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.41)
                           -----
 Total From Investment
            Operations     (0.22)
Less Dividends and
 Distributions:
Net Asset Value, End
 of Period............    $10.82
                          ======
Total Return /(b)/ ...     (1.99)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $7,093
 Ratio of Expenses to
  Average Net Assets..      1.60%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      4.17%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.17%/(g)/
 Portfolio Turnover
  Rate................      15.0%/(g)/

                           2004/(H)/       2003     2002/(I)/
                           ----            ----     ----
PREFERRED SECURITIES FUND
-------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $11.21         $10.30    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(d)/ ..............      0.31           0.61      0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.21)          0.40      0.06
                           -----           ----      ----
 Total From Investment
            Operations      0.10           1.01      0.30
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.45)         (0.10)       --
  ----                     -----          -----
   Total Dividends and
         Distributions     (0.45)         (0.10)       --
  ----                     -----          -----
Net Asset Value, End
 of Period............    $10.86         $11.21    $10.30
                          ======         ======    ======
Total Return..........      0.86%/(f)/     9.84%     3.00%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $170,344       $121,828   $12,849
 Ratio of Expenses to
  Average Net Assets..      0.75%/(g)/     0.75%     0.75%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      5.62%/(g)/     5.68%     7.04%/(g)/
 Portfolio Turnover
  Rate................      15.0%/(g)/     31.1%     11.3%/(g)/



/(a) /Calculated based on average shares outstanding during the period.
/(b) /Total return is calculated without the contingent deferred sales charge. /(c) /Expense ratio without the Manager's voluntary expense limit.
/(d) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(e) /Period from December 29, 2003, date operations commenced, through April
  30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Six months ended April 30, 2004.
/(i) /Period from May 1, 2002, date operations commenced, through October 31,
  2002.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):

                                                                  2004/(E)/      2003      2002     2001/(H)/
                                                                  ----           ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
ADVISORS PREFERRED SHARES
-------------------------
Net Asset Value, Beginning of Period.........                    $10.59         $9.36     $9.83    $10.00
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/                      0.10          0.09     (0.04)     0.18
 Net Realized and Unrealized Gain (Loss) on
  Investments................................                      0.31          1.24     (0.33)    (0.35)
                                                                   ----          ----     -----     -----
             Total From Investment Operations                      0.41          1.33     (0.37)    (0.17)
Less Dividends and Distributions:
 Dividends from Net Investment Income........                     (0.11)        (0.10)    (0.10)       --
 ----                                                             -----         -----     -----
            Total Dividends and Distributions                     (0.11)        (0.10)    (0.10)       --
 ----                                                             -----         -----     -----
Net Asset Value, End of Period...............                    $10.89        $10.59     $9.36     $9.83
                                                                 ======        ======     =====     =====
Total Return.................................                      3.90%/(f)/   14.39%    (3.81)%   (1.70)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)....                    $7,835        $3,674    $2,462       $10
 Ratio of Expenses to Average Net Assets
  /(b)/ .....................................                      0.69%/(g)/    0.69%     0.69%     0.69%/(g)/
 Ratio of Net Investment Income to Average
  Net Assets.................................                      1.80%/(g)/    0.96%     2.22%     2.71%/(g)/
 Portfolio Turnover Rate.....................                      41.3%/(g)/    47.8%     17.6%      2.2%/(g)/

                                                                  2004/(E)/      2003      2002     2001/(H)/
                                                                  ----           ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value, Beginning of Period.........                    $10.58         $9.35     $9.82    $10.00
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/                      0.09          0.04      0.19      0.17
 Net Realized and Unrealized Gain (Loss) on
  Investments................................                      0.31          1.28     (0.58)    (0.35)
                                                                   ----          ----     -----     -----
             Total From Investment Operations                      0.40          1.32     (0.39)    (0.18)
Less Dividends and Distributions:
 Dividends from Net Investment Income........                     (0.09)        (0.09)    (0.08)       --
 ----                                                             -----         -----     -----
            Total Dividends and Distributions                     (0.09)        (0.09)    (0.08)       --
 ----                                                             -----         -----     -----
Net Asset Value, End of Period...............                    $10.89        $10.58     $9.35     $9.82
                                                                 ======        ======     =====     =====
Total Return.................................                      3.81%/(f)/   14.20%    (3.98)%   (1.80)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)....                    $4,526        $1,683       $11       $10
 Ratio of Expenses to Average Net Assets
  /(b)/ .....................................                      0.87%/(g)/    0.87%     0.87%     0.87%/(g)/
 Ratio of Net Investment Income to Average
  Net Assets.................................                      1.57%/(g)/    0.35%     2.50%     2.52%/(g)/
 Portfolio Turnover Rate.....................                      41.3%/(g)/    47.8%     17.6%      2.2%/(g)/

                                                                  2004/(E)/      2003      2002     2001/(I)/
                                                                  ----           ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value, Beginning of Period.........                    $10.60         $9.36     $9.83    $10.04
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/                      0.12          0.04      0.10      0.05
 Net Realized and Unrealized Gain (Loss) on
  Investments................................                      0.29          1.26     (0.51)    (0.26)
                                                                   ----          ----     -----     -----
             Total From Investment Operations                      0.41          1.30     (0.41)    (0.21)
Less Dividends and Distributions:
 Dividends from Net Investment Income........                     (0.09)        (0.06)    (0.06)       --
 ----                                                             -----         -----     -----
            Total Dividends and Distributions                     (0.09)        (0.06)    (0.06)       --
 ----                                                             -----         -----     -----
Net Asset Value, End of Period...............                    $10.92        $10.60     $9.36     $9.83
                                                                 ======        ======     =====     =====
Total Return /(c)/ ..........................                      3.84%/(f)/   13.92%    (4.16)%   (2.09)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)....                   $42,887       $27,052    $5,071      $488
 Ratio of Expenses to Average Net Assets
  /(b)/ .....................................                      0.82%/(g)/    1.05%     1.05%     1.05%/(g)/
 Ratio of Gross Expenses to Average Net
  Assets /(b)/ /(d)/ ........................          0.82%/(g)/                1.05%       --        --
 Ratio of Net Investment Income to Average
  Net Assets.................................                      2.17%/(g)/    0.39%     1.79%     1.22%/(g)/
 Portfolio Turnover Rate.....................                      41.3%/(g)/    47.8%     17.6%      2.2%/(g)/

                                                                  2004/(E)/      2003      2002     2001/(H)/
                                                                  ----           ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value, Beginning of Period.........                    $10.63         $9.40     $9.87    $10.00
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/                      0.15          0.14      0.20      0.08
 Net Realized and Unrealized Gain (Loss) on
  Investments................................                      0.29          1.25     (0.51)    (0.21)
                                                                   ----          ----     -----     -----
             Total From Investment Operations                      0.44          1.39     (0.31)    (0.13)
Less Dividends and Distributions:
 Dividends from Net Investment Income........                     (0.17)        (0.16)    (0.16)       --
 ----                                                             -----         -----     -----
            Total Dividends and Distributions                     (0.17)        (0.16)    (0.16)       --
 ----                                                             -----         -----     -----
Net Asset Value, End of Period...............                    $10.90        $10.63     $9.40     $9.87
                                                                 ======        ======     =====     =====
Total Return.................................                      4.18%/(f)/   15.00%    (3.25)%   (1.30)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)....                  $176,037      $112,143   $35,188    $4,339
 Ratio of Expenses to Average Net Assets
  /(b)/ .....................................                      0.12%/(g)/    0.12%     0.12%     0.12%/(g)/
 Ratio of Net Investment Income to Average
  Net Assets.................................                      2.76%/(g)/    1.41%     2.84%     3.44%/(g)/
 Portfolio Turnover Rate.....................                      41.3%/(g)/    47.8%     17.6%      2.2%/(g)/

                                                                  2004/(E)/      2003      2002     2001/(H)/
                                                                  ----           ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value, Beginning of Period.........                    $10.61         $9.38     $9.85    $10.00
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/                      0.14          0.11     (0.03)     0.20
 Net Realized and Unrealized Gain (Loss) on
  Investments................................                      0.29          1.25     (0.31)    (0.35)
                                                                   ----          ----     -----     -----
             Total From Investment Operations                      0.43          1.36     (0.34)    (0.15)
Less Dividends and Distributions:
 Dividends from Net Investment Income........                     (0.15)        (0.13)    (0.13)       --
 ----                                                             -----         -----     -----
            Total Dividends and Distributions                     (0.15)        (0.13)    (0.13)       --
 ----                                                             -----         -----     -----
Net Asset Value, End of Period...............                    $10.89        $10.61     $9.38     $9.85
                                                                 ======        ======     =====     =====
Total Return.................................                      4.02%/(f)/   14.73%    (3.50)%   (1.50)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)....                    $2,019        $1,224      $334       $10
 Ratio of Expenses to Average Net Assets
  /(b)/ .....................................                      0.38%/(g)/    0.38%     0.38%     0.38%/(g)/
 Ratio of Net Investment Income to Average
  Net Assets.................................                      2.49%/(g)/    1.14%     2.93%     3.02%/(g)/
 Portfolio Turnover Rate.....................                      41.3%/(g)/    47.8%     17.6%      2.2%/(g)/

                                                                  2004/(E)/      2003      2002     2001/(H)/
                                                                  ----           ----      ----     ----
PRINCIPAL LIFETIME 2010 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value, Beginning of Period.........                    $10.60         $9.37     $9.84    $10.00
Income from Investment Operations:
 Net Investment Income (Operating Loss) /(a)/                      0.14          0.12      0.28      0.19
 Net Realized and Unrealized Gain (Loss) on
  Investments................................                      0.28          1.23     (0.63)    (0.35)
                                                                   ----          ----     -----     -----
             Total From Investment Operations                      0.42          1.35     (0.35)    (0.16)
Less Dividends and Distributions:
 Dividends from Net Investment Income........                     (0.13)        (0.12)    (0.12)       --
 ----                                                             -----         -----     -----
            Total Dividends and Distributions                     (0.13)        (0.12)    (0.12)       --
 ----                                                             -----         -----     -----
Net Asset Value, End of Period...............                    $10.89        $10.60     $9.37     $9.84
                                                                 ======        ======     =====     =====
Total Return.................................                      4.00%/(f)/   14.60%    (3.63)%   (1.60)%/(f)/
Ratio/Supplemental Data:
 Net Assets, End of Period (in thousands)....                       $11           $11        $9        $9
 Ratio of Expenses to Average Net Assets
  /(b)/ .....................................                      0.50%/(g)/    0.50%     0.50%     0.50%/(g)/
 Ratio of Net Investment Income to Average
  Net Assets.................................                      2.61%/(g)/    1.18%     2.89%     2.88%/(g)/
 Portfolio Turnover Rate.....................                      41.3%/(g)/    47.8%     17.6%      2.2%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(e) /Six months ended April 30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(i) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                                   2004/(E)/      2003      2002     2001/(H)/
                                   ----           ----      ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..            $10.52         $9.11     $9.69    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............              0.11          0.07     (0.02)     0.14
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........              0.34          1.42     (0.48)    (0.45)
                                    ----          ----     -----     -----
 Total From Investment
            Operations              0.45          1.49     (0.50)    (0.31)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...             (0.13)        (0.08)    (0.08)       --
 ----                              -----         -----     -----
   Total Dividends and
         Distributions             (0.13)        (0.08)    (0.08)       --
 ----                              -----         -----     -----
Net Asset Value, End
 of Period............            $10.84        $10.52     $9.11     $9.69
                                  ======        ======     =====     =====
Total Return..........              4.28%/(f)/   16.52%    (5.22)%   (3.10)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........            $7,812        $4,106    $1,917       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............              0.69%/(g)/    0.69%     0.69%     0.69%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..              2.03%/(g)/    0.75%     1.76%     2.14%/(g)/
 Portfolio Turnover
  Rate................              11.8%/(g)/    41.1%     12.3%      4.0%/(g)/

                                   2004/(E)/      2003      2002     2001/(H)/
                                   ----           ----      ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..            $10.50         $9.10     $9.68    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............              0.07          0.03      0.01      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........              0.37          1.44     (0.53)    (0.45)
                                    ----          ----     -----     -----
 Total From Investment
            Operations              0.44          1.47     (0.52)    (0.32)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...             (0.11)        (0.07)    (0.06)       --
 ----                              -----         -----     -----
   Total Dividends and
         Distributions             (0.11)        (0.07)    (0.06)       --
 ----                              -----         -----     -----
Net Asset Value, End
 of Period............            $10.83        $10.50     $9.10     $9.68
                                  ======        ======     =====     =====
Total Return..........              4.19%/(f)/   16.22%    (5.40)%   (3.20)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........            $6,829        $1,986       $69        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............              0.87%/(g)/    0.87%     0.87%     0.87%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..              1.33%/(g)/    0.29%     1.76%     1.94%/(g)/
 Portfolio Turnover
  Rate................              11.8%/(g)/    41.1%     12.3%      4.0%/(g)/

                                   2004/(E)/      2003      2002     2001/(I)/
                                   ----           ----      ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..            $10.53         $9.11     $9.69    $10.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............              0.12          0.03      0.09      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........              0.32          1.43     (0.63)    (0.36)
                                    ----          ----     -----     -----
 Total From Investment
            Operations              0.44          1.46     (0.54)    (0.33)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...             (0.11)        (0.04)    (0.04)       --
 ----                              -----         -----     -----
   Total Dividends and
         Distributions             (0.11)        (0.04)    (0.04)       --
 ----                              -----         -----     -----
Net Asset Value, End
 of Period............            $10.86        $10.53     $9.11     $9.69
                                  ======        ======     =====     =====
Total Return /(c)/ ...              4.15%/(f)/   16.09%    (5.56)%   (3.29)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........           $70,023       $45,114    $8,645    $1,153
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............              0.82%/(g)/    1.01%     1.05%     1.05%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(d)/ ..............          0.82%/(g)/        1.01%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..              2.19%/(g)/    0.31%     1.46%     1.93%/(g)/
 Portfolio Turnover
  Rate................              11.8%/(g)/    41.1%     12.3%      4.0%/(g)/

                                   2004/(E)/      2003      2002     2001/(H)/
                                   ----           ----      ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..            $10.55         $9.14     $9.72    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............              0.15          0.12      0.19      0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........              0.33          1.42     (0.63)    (0.32)
                                    ----          ----     -----     -----
 Total From Investment
            Operations              0.48          1.54     (0.44)    (0.28)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...             (0.19)        (0.13)    (0.14)       --
 ----                              -----         -----     -----
   Total Dividends and
         Distributions             (0.19)        (0.13)    (0.14)       --
 ----                              -----         -----     -----
Net Asset Value, End
 of Period............            $10.84        $10.55     $9.14     $9.72
                                  ======        ======     =====     =====
Total Return..........              4.58%/(f)/   17.14%    (4.67)%   (2.80)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........          $248,920      $145,767   $42,265    $2,820
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............              0.12%/(g)/    0.12%     0.12%     0.12%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..              2.80%/(g)/    1.25%     2.34%     2.81%/(g)/
 Portfolio Turnover
  Rate................              11.8%/(g)/    41.1%     12.3%      4.0%/(g)/

                                   2004/(E)/      2003      2002     2001/(H)/
                                   ----           ----      ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..            $10.53         $9.13     $9.71    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............              0.15          0.09     (0.02)     0.16
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........              0.32          1.42     (0.45)    (0.45)
                                    ----          ----     -----     -----
 Total From Investment
            Operations              0.47          1.51     (0.47)    (0.29)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...             (0.16)        (0.11)    (0.11)       --
 ----                              -----         -----     -----
   Total Dividends and
         Distributions             (0.16)        (0.11)    (0.11)       --
 ----                              -----         -----     -----
Net Asset Value, End
 of Period............            $10.84        $10.53     $9.13     $9.71
                                  ======        ======     =====     =====
Total Return..........              4.51%/(f)/   16.73%    (4.91)%   (2.90)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........            $4,377        $2,804      $721       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............              0.38%/(g)/    0.38%     0.38%     0.38%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..              2.76%/(g)/    0.97%     2.27%     2.44%/(g)/
 Portfolio Turnover
  Rate................              11.8%/(g)/    41.1%     12.3%      4.0%/(g)/

                                   2004/(E)/      2003      2002     2001/(H)/
                                   ----           ----      ----     ----
PRINCIPAL LIFETIME 2020 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..            $10.53         $9.12     $9.70    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............              0.13          0.10      0.24      0.15
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........              0.33          1.41     (0.72)    (0.45)
                                    ----          ----     -----     -----
 Total From Investment
            Operations              0.46          1.51     (0.48)    (0.30)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...             (0.15)        (0.10)    (0.10)       --
 ----                              -----         -----     -----
   Total Dividends and
         Distributions             (0.15)        (0.10)    (0.10)       --
 ----                              -----         -----     -----
Net Asset Value, End
 of Period............            $10.84        $10.53     $9.12     $9.70
                                  ======        ======     =====     =====
Total Return..........              4.38%/(f)/   16.73%    (5.04)%   (3.00)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........               $15           $11        $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............              0.50%/(g)/    0.50%     0.50%     0.50%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..              2.43%/(g)/    1.02%     2.50%     2.31%/(g)/
 Portfolio Turnover
  Rate................              11.8%/(g)/    41.1%     12.3%      4.0%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(e) /Six months ended April 30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(i) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2004/(E)/      2003         2002     2001/(J)/
                           ----           ----         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $10.22         $8.74        $9.49    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.10          0.04           --      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.38          1.49        (0.66)    (0.62)
                            ----          ----        -----     -----
 Total From Investment
            Operations      0.48          1.53        (0.66)    (0.51)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.09)        (0.05)       (0.09)       --
 ----                      -----         -----        -----
   Total Dividends and
         Distributions     (0.09)        (0.05)       (0.09)       --
 ----                      -----         -----        -----
Net Asset Value, End
 of Period............    $10.61        $10.22        $8.74     $9.49
                          ======        ======        =====     =====
Total Return..........      4.70%/(f)/   17.61%       (7.09)%   (5.10)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,836        $1,781         $646       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.69%/(g)/    0.69%        0.69%     0.69%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.89%/(g)/    0.43%        1.35%     1.65%/(g)/
 Portfolio Turnover
  Rate................      12.1%/(g)/    52.4%/(h)/   19.9%     60.2%/(g)/

                           2004/(E)/      2003         2002     2001/(J)/
                           ----           ----         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $10.19         $8.73        $9.48    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.08         (0.01)        0.11      0.10
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.39          1.51        (0.79)    (0.62)
                            ----          ----        -----     -----
 Total From Investment
            Operations      0.47          1.50        (0.68)    (0.52)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.07)        (0.04)       (0.07)       --
 ----                      -----         -----        -----
   Total Dividends and
         Distributions     (0.07)        (0.04)       (0.07)       --
 ----                      -----         -----        -----
Net Asset Value, End
 of Period............    $10.59        $10.19        $8.73     $9.48
                          ======        ======        =====     =====
Total Return..........      4.63%/(f)/   17.20%       (7.26)%   (5.20)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $6,945        $2,905          $12        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.87%/(g)/    0.87%        0.87%     0.87%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.44%/(g)/   (0.07)%       1.64%     1.45%/(g)/
 Portfolio Turnover
  Rate................      12.1%/(g)/    52.4%/(h)/   19.9%     60.2%/(g)/

                           2004/(E)/      2003         2002     2001/(K)/
                           ----           ----         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $10.21         $8.74        $9.50    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.10         (0.01)        0.07      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.38          1.49        (0.78)    (0.52)
                            ----          ----        -----     -----
 Total From Investment
            Operations      0.48          1.48        (0.71)    (0.50)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.07)        (0.01)       (0.05)       --
 ----                      -----         -----        -----
   Total Dividends and
         Distributions     (0.07)        (0.01)       (0.05)       --
 ----                      -----         -----        -----
Net Asset Value, End
 of Period............    $10.62        $10.21        $8.74     $9.50
                          ======        ======        =====     =====
Total Return /(c)/ ...      4.66%/(f)/   16.91%       (7.52)%   (5.00)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $75,035       $55,252       $7,610      $839
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.93%/(g)/    1.09%        1.05%     1.05%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(d)/ ..............      0.93%/(g)/    1.09%          --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.84%/(g)/   (0.06)%       0.96%     1.39%/(g)/
 Portfolio Turnover
  Rate................      12.1%/(g)/    52.4%/(h)/   19.9%     60.2%/(g)/

                           2004/(E)/      2003         2002     2001/(J)/
                           ----           ----         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $10.21         $8.77        $9.53    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.13          0.09         0.17      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.38          1.48        (0.79)    (0.50)
                            ----          ----        -----     -----
 Total From Investment
            Operations      0.51          1.57        (0.62)    (0.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.15)        (0.13)       (0.14)       --
 ----                      -----         -----        -----
   Total Dividends and
         Distributions     (0.15)        (0.13)       (0.14)       --
 ----                      -----         -----        -----
Net Asset Value, End
 of Period............    $10.57        $10.21        $8.77     $9.53
                          ======        ======        =====     =====
Total Return..........      5.02%/(f)/   18.16%       (6.63)%   (4.70)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $221,601      $147,968      $31,841    $3,816
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.12%/(g)/    0.12%        0.12%     0.12%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.53%/(g)/    0.97%        1.91%     2.29%/(g)/
 Portfolio Turnover
  Rate................      12.1%/(g)/    52.4%/(h)/   19.9%     60.2%/(g)/

                           2004/(E)/      2003         2002     2001/(J)/
                           ----           ----         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $10.21         $8.75        $9.51    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.13          0.06         0.02      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.37          1.48        (0.66)    (0.62)
                            ----          ----        -----     -----
 Total From Investment
            Operations      0.50          1.54        (0.64)    (0.49)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.12)        (0.08)       (0.12)       --
 ----                      -----         -----        -----
   Total Dividends and
         Distributions     (0.12)        (0.08)       (0.12)       --
 ----                      -----         -----        -----
Net Asset Value, End
 of Period............    $10.59        $10.21        $8.75     $9.51
                          ======        ======        =====     =====
Total Return..........      4.94%/(f)/   17.81%       (6.89)%   (4.90)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $4,892        $4,020         $885       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.38%/(g)/    0.38%        0.38%     0.38%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.42%/(g)/    0.66%        1.59%     1.95%/(g)/
 Portfolio Turnover
  Rate................      12.1%/(g)/    52.4%/(h)/   19.9%     60.2%/(g)/

                           2004/(E)/      2003         2002     2001/(J)/
                           ----           ----         ----     ----
PRINCIPAL LIFETIME 2030 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $10.40         $8.75        $9.50    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.10          0.04         0.20      0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.40          1.68        (0.84)    (0.62)
                            ----          ----        -----     -----
 Total From Investment
            Operations      0.50          1.72        (0.64)    (0.50)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.11)        (0.07)       (0.11)       --
 ----                      -----         -----        -----
   Total Dividends and
         Distributions     (0.11)        (0.07)       (0.11)       --
 ----                      -----         -----        -----
Net Asset Value, End
 of Period............    $10.79        $10.40        $8.75     $9.50
                          ======        ======        =====     =====
Total Return..........      4.82%/(f)/   19.77%/(i)/  (6.91)%   (5.00)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........       $24           $15           $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.50%/(g)/    0.50%        0.50%     0.50%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.91%/(g)/    0.21%        2.09%     1.82%/(g)/
 Portfolio Turnover
  Rate................      12.1%/(g)/    52.4%/(h)/   19.9%     60.2%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Does not include expenses of the investment companies in which the Fund invests.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004. /(e) /Six months ended April 30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.
/(i) /During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
/(j) /Period from March 1, 2001, date shares first offered, through October 31,
  2001.
/(k) /Period from June 15, 2001, date shares first offered, through October 31,
  2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2004/(E)/     2003       2002     2001/(H)/
                          ----          ----       ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.18        $8.65      $9.54    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.09         0.01       0.04      0.07
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.44         1.56      (0.85)    (0.53)
                           ----         ----      -----     -----
 Total From Investment
            Operations     0.53         1.57      (0.81)    (0.46)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)       (0.04)     (0.07)       --
 Distributions from
  Realized Gains......       --           --      (0.01)       --
 -----                                            -----
   Total Dividends and
         Distributions    (0.09)       (0.04)     (0.08)       --
 ----                     -----        -----      -----
Net Asset Value, End
 of Period............   $10.62       $10.18      $8.65     $9.54
                         ======       ======      =====     =====
Total Return..........     5.19%/(f)/  18.33%     (8.57)%   (4.60)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,329         $327        $49        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.69%/(g)/   0.69%      0.69%     0.69%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.65%/(g)/   0.07%      1.14%     1.02%/(g)/
 Portfolio Turnover
  Rate................     20.1%/(g)/   46.0%      19.6%    316.2%/(g)/

                          2004/(E)/     2003       2002     2001/(H)/
                          ----          ----       ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.18        $8.64      $9.53    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.03        (0.01)      0.03      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.49         1.58      (0.85)    (0.52)
                           ----         ----      -----     -----
 Total From Investment
            Operations     0.52         1.57      (0.82)    (0.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)       (0.03)     (0.06)       --
 Distributions from
  Realized Gains......       --           --      (0.01)       --
 -----                                            -----
   Total Dividends and
         Distributions    (0.07)       (0.03)     (0.07)       --
 ----                     -----        -----      -----
Net Asset Value, End
 of Period............   $10.63       $10.18      $8.64     $9.53
                         ======       ======      =====     =====
Total Return..........     5.10%/(f)/  18.25%     (8.74)%   (4.70)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,215         $405        $63        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.87%/(g)/   0.87%      0.87%     0.87%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.55%/(g)/  (0.09)%     0.98%     0.83%/(g)/
 Portfolio Turnover
  Rate................     20.1%/(g)/   46.0%      19.6%    316.2%/(g)/

                          2004/(E)/     2003       2002     2001/(I)/
                          ----          ----       ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.15        $8.66      $9.55     $9.98
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.07        (0.07)      0.04      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.43         1.56      (0.88)    (0.45)
                           ----         ----      -----     -----
 Total From Investment
            Operations     0.50         1.49      (0.84)    (0.43)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)          --      (0.04)       --
 Distributions from
  Realized Gains......       --           --      (0.01)       --
 -----                                            -----
   Total Dividends and
         Distributions    (0.01)          --      (0.05)       --
 -----                    -----                   -----
Net Asset Value, End
 of Period............   $10.64       $10.15      $8.66     $9.55
                         ======       ======      =====     =====
Total Return /(c)/ ...     4.93%/(f)/  17.26%     (8.89)%   (4.31)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $18,995      $12,332     $3,304      $344
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     1.13%/(g)/   1.60%      1.05%     1.05%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(d)/ ..............     1.13%/(g)/   1.66%        --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.24%/(g)/  (0.71)%     0.45%     0.70%/(g)/
 Portfolio Turnover
  Rate................     20.1%/(g)/   46.0%      19.6%    316.2%/(g)/

                          2004/(E)/     2003       2002     2001/(H)/
                          ----          ----       ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.22        $8.68      $9.58    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.11         0.07       0.16      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.45         1.56      (0.92)    (0.44)
                           ----         ----      -----     -----
 Total From Investment
            Operations     0.56         1.63      (0.76)    (0.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.15)       (0.09)     (0.13)       --
 Distributions from
  Realized Gains......       --           --      (0.01)       --
 -----                                            -----
   Total Dividends and
         Distributions    (0.15)       (0.09)     (0.14)       --
 ----                     -----        -----      -----
Net Asset Value, End
 of Period............   $10.63       $10.22      $8.68     $9.58
                         ======       ======      =====     =====
Total Return..........     5.48%/(f)/  19.06%     (8.12)%   (4.20)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $82,567      $47,706    $15,314    $2,969
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.12%/(g)/   0.12%      0.12%     0.12%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.11%/(g)/   0.78%      1.53%     1.77%/(g)/
 Portfolio Turnover
  Rate................     20.1%/(g)/   46.0%      19.6%    316.2%/(g)/

                          2004/(E)/     2003       2002     2001/(H)/
                          ----          ----       ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.21        $8.67      $9.56    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.11         0.04       0.04      0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.43         1.57      (0.81)    (0.53)
                           ----         ----      -----     -----
 Total From Investment
            Operations     0.54         1.61      (0.77)    (0.44)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)       (0.07)     (0.11)       --
 Distributions from
  Realized Gains......       --           --      (0.01)       --
 -----                                            -----
   Total Dividends and
         Distributions    (0.12)       (0.07)     (0.12)       --
 ----                     -----        -----      -----
Net Asset Value, End
 of Period............   $10.63       $10.21      $8.67     $9.56
                         ======       ======      =====     =====
Total Return..........     5.31%/(f)/  18.76%     (8.26)%   (4.40)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,097         $927       $197       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.38%/(g)/   0.38%      0.38%     0.38%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.06%/(g)/   0.39%      1.16%     1.33%/(g)/
 Portfolio Turnover
  Rate................     20.1%/(g)/   46.0%      19.6%    316.2%/(g)/

                          2004/(E)/     2003       2002     2001/(H)/
                          ----          ----       ----     ----
PRINCIPAL LIFETIME 2040 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.19        $8.65      $9.55    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.11         0.05       0.16      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.42         1.55      (0.95)    (0.53)
                           ----         ----      -----     -----
 Total From Investment
            Operations     0.53         1.60      (0.79)    (0.45)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)       (0.06)     (0.10)       --
 Distributions from
  Realized Gains......       --           --      (0.01)       --
 -----                                            -----
   Total Dividends and
         Distributions    (0.11)       (0.06)     (0.11)       --
 ----                     -----        -----      -----
Net Asset Value, End
 of Period............   $10.61       $10.19      $8.65     $9.55
                         ======       ======      =====     =====
Total Return..........     5.19%/(f)/  18.66%     (8.49)%   (4.50)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $11          $10         $9       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.50%/(g)/   0.50%      0.50%     0.50%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.03%/(g)/   0.56%      1.67%     1.20%/(g)/
 Portfolio Turnover
  Rate................     20.1%/(g)/   46.0%      19.6%    316.2%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

(a) Effective November 1, 2002, calculated based on average shares outstanding during the period.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004.
(e) Six months ended April 30, 2004.
(f) Total return amounts have not been annualized.
(g) Computed on an annualized basis.
(h) Period from March 1, 2001, date shares first offered, through October 31, 2001.
(i) Period from June 15, 2001, date shares first offered, through October 31, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2004/(E)/      2003      2002     2001/(H)/
                          ----           ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $9.71         $8.13     $9.20    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.08         (0.01)     0.10      0.03
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.46          1.61     (1.09)    (0.83)
                           ----          ----     -----     -----
 Total From Investment
            Operations     0.54          1.60     (0.99)    (0.80)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.05)        (0.02)    (0.08)       --
 ----                     -----         -----     -----
   Total Dividends and
         Distributions    (0.05)        (0.02)    (0.08)       --
 ----                     -----         -----     -----
Net Asset Value, End
 of Period............   $10.20         $9.71     $8.13     $9.20
                         ======         =====     =====     =====
Total Return..........     5.62%/(f)/   19.75%   (10.88)%   (8.00)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $661           $92        $8        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.69%/(g)/    0.69%     0.69%     0.69%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.50%/(g)/   (0.06)%    1.11%     0.51%/(g)/
 Portfolio Turnover
  Rate................     22.5%/(g)/    45.7%     25.4%     59.0%/(g)/

                          2004/(E)/      2003      2002     2001/(H)/
                          ----           ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $9.70         $8.12     $9.19    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............    (0.02)        (0.04)     0.06      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.57          1.63     (1.06)    (0.83)
                           ----          ----     -----     -----
 Total From Investment
            Operations     0.55          1.59     (1.00)    (0.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.04)        (0.01)    (0.07)       --
 ----                     -----         -----     -----
   Total Dividends and
         Distributions    (0.04)        (0.01)    (0.07)       --
 ----                     -----         -----     -----
Net Asset Value, End
 of Period............   $10.21         $9.70     $8.12     $9.19
                         ======         =====     =====     =====
Total Return..........     5.64%/(f)/   19.55%   (11.05)%   (8.10)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,716          $113       $15        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.87%/(g)/    0.87%     0.87%     0.87%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.31)%/(g)/  (0.37)%    0.70%     0.32%/(g)/
 Portfolio Turnover
  Rate................     22.5%/(g)/    45.7%     25.4%     59.0%/(g)/

                          2004/(E)/      2003      2002     2001/(I)/
                          ----           ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $9.67         $8.15     $9.20     $9.97
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.01         (0.08)     0.04        --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.49          1.60     (1.04)    (0.77)
                           ----          ----     -----     -----
 Total From Investment
            Operations     0.50          1.52     (1.00)    (0.77)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --            --     (0.05)       --
 -----                                            -----
   Total Dividends and
         Distributions       --            --     (0.05)       --
 -----                                            -----
Net Asset Value, End
 of Period............   $10.17         $9.67     $8.15     $9.20
                         ======         =====     =====     =====
Total Return /(c)/ ...     5.17%/(f)/   18.67%   (10.98)%   (7.72)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $2,858        $1,636      $776      $273
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     1.70%/(g)/    1.70%     1.05%     1.05%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(d)/ ..............     2.54%/(g)/    4.30%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.27%/(g)/   (0.97)%    0.35%     0.20%/(g)/
 Portfolio Turnover
  Rate................     22.5%/(g)/    45.7%     25.4%     59.0%/(g)/

                          2004/(E)/      2003      2002     2001/(H)/
                          ----           ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $9.73         $8.14     $9.22    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.10          0.04      0.15      0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.48          1.62     (1.09)    (0.80)
                           ----          ----     -----     -----
 Total From Investment
            Operations     0.58          1.66     (0.94)    (0.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.11)        (0.07)    (0.14)       --
 ----                     -----         -----     -----
   Total Dividends and
         Distributions    (0.11)        (0.07)    (0.14)       --
 ----                     -----         -----     -----
Net Asset Value, End
 of Period............   $10.20         $9.73     $8.14     $9.22
                         ======         =====     =====     =====
Total Return..........     5.99%/(f)/   20.54%   (10.45)%   (7.80)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $46,986       $30,633    $6,045    $2,265
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.12%/(g)/    0.12%     0.12%     0.12%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.91%/(g)/    0.43%     1.19%     1.09%/(g)/
 Portfolio Turnover
  Rate................     22.5%/(g)/    45.7%     25.4%     59.0%/(g)/

                          2004/(E)/      2003      2002     2001/(H)/
                          ----           ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $9.73         $8.14     $9.22    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.09            --      0.08      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.48          1.64     (1.05)    (0.83)
                           ----          ----     -----     -----
 Total From Investment
            Operations     0.57          1.64     (0.97)    (0.78)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)        (0.05)    (0.11)       --
 ----                     -----         -----     -----
   Total Dividends and
         Distributions    (0.09)        (0.05)    (0.11)       --
 ----                     -----         -----     -----
Net Asset Value, End
 of Period............   $10.21         $9.73     $8.14     $9.22
                         ======         =====     =====     =====
Total Return..........     5.82%/(f)/   20.22%   (10.69)%   (7.80)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $971          $810       $33        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.38%/(g)/    0.38%     0.38%     0.38%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.77%/(g)/   (0.02)%    1.12%     0.82%/(g)/
 Portfolio Turnover
  Rate................     22.5%/(g)/    45.7%     25.4%     59.0%/(g)/

                          2004/(E)/      2003      2002     2001/(H)/
                          ----           ----      ----     ----
PRINCIPAL LIFETIME 2050 FUND
----------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $9.72         $8.13     $9.21    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.09          0.02      0.12      0.05
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.46          1.61     (1.10)    (0.84)
                           ----          ----     -----     -----
 Total From Investment
            Operations     0.55          1.63     (0.98)    (0.79)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.07)        (0.04)    (0.10)       --
 ----                     -----         -----     -----
   Total Dividends and
         Distributions    (0.07)        (0.04)    (0.10)       --
 ----                     -----         -----     -----
Net Asset Value, End
 of Period............   $10.20         $9.72     $8.13     $9.21
                         ======         =====     =====     =====
Total Return..........     5.70%/(f)/   20.10%   (10.81)%   (7.90)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $10           $10        $8        $9
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.50%/(g)/    0.50%     0.50%     0.50%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.73%/(g)/    0.28%     1.30%     0.69%/(g)/
 Portfolio Turnover
  Rate................     22.5%/(g)/    45.7%     25.4%     59.0%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

(a) Effective November 1, 2002, calculated based on average shares outstanding during the period.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002.
(e) Six months ended April 30, 2004.
(f) Total return amounts have not been annualized.
(g) Computed on an annualized basis.
(h) Period from March 1, 2001, date shares first offered, through October 31, 2001.
(i) Period from June 15, 2001, date shares first offered, through October 31, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                          2004/(E)/     2003      2002     2001/(H)/
                          ----          ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..   $10.73        $9.68     $9.99    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.12         0.12     (0.04)     0.21
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.25         1.02     (0.15)    (0.22)
                           ----         ----     -----     -----
 Total From Investment
            Operations     0.37         1.14     (0.19)    (0.01)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.14)       (0.08)    (0.12)       --
 Distributions from
  Realized Gains......       --        (0.01)       --        --
 -----                                 -----
   Total Dividends and
         Distributions    (0.14)       (0.09)    (0.12)       --
 ----                     -----        -----     -----
Net Asset Value, End
 of Period............   $10.96       $10.73     $9.68     $9.99
                         ======       ======     =====     =====
Total Return..........     3.44%/(f)/  11.81%    (1.93)%   (0.10)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,556       $1,068      $767       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.69%/(g)/   0.69%     0.69%     0.69%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.12%/(g)/   1.04%     2.28%     3.11%/(g)/
 Portfolio Turnover
  Rate................     62.0%/(g)/   43.9%     46.2%    103.3%/(g)/

                          2004/(E)/     2003      2002     2001/(H)/
                          ----          ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..   $10.72        $9.67     $9.98    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.05         0.06      0.16      0.20
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.33         1.06     (0.37)    (0.22)
                           ----         ----     -----     -----
 Total From Investment
            Operations     0.38         1.12     (0.21)    (0.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.12)       (0.06)    (0.10)       --
 Distributions from
  Realized Gains......       --        (0.01)       --        --
 -----                                 -----
   Total Dividends and
         Distributions    (0.12)       (0.07)    (0.10)       --
 ----                     -----        -----     -----
Net Asset Value, End
 of Period............   $10.98       $10.72     $9.67     $9.98
                         ======       ======     =====     =====
Total Return..........     3.54%/(f)/  11.63%    (2.11)%   (0.20)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........     $657         $242       $15       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.87%/(g)/   0.87%     0.87%     0.87%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.98%/(g)/   0.56%     2.55%     2.91%/(g)/
 Portfolio Turnover
  Rate................     62.0%/(g)/   43.9%     46.2%    103.3%/(g)/

                          2004/(E)/     2003      2002     2001/(I)/
                          ----          ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..   $10.72        $9.68     $9.99    $10.07
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.10         0.02      0.10      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.25         1.06     (0.33)    (0.19)
                           ----         ----     -----     -----
 Total From Investment
            Operations     0.35         1.08     (0.23)    (0.08)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.09)       (0.03)    (0.08)       --
 Distributions from
  Realized Gains......       --        (0.01)       --        --
 -----                                 -----
   Total Dividends and
         Distributions    (0.09)       (0.04)    (0.08)       --
 ----                     -----        -----     -----
Net Asset Value, End
 of Period............   $10.98       $10.72     $9.68     $9.99
                         ======       ======     =====     =====
Total Return /(c)/ ...     3.27%/(f)/  11.15%    (2.29)%   (0.79)%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $17,478       $8,325      $754      $104
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     1.01%/(g)/   1.30%     1.04%     1.04%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(d)/ ..............     1.01%/(g)/   1.94%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..     1.86%/(g)/   0.20%     1.84%     2.87%/(g)/
 Portfolio Turnover
  Rate................     62.0%/(g)/   43.9%     46.2%    103.3%/(g)/

                          2004/(E)/     2003      2002     2001/(H)/
                          ----          ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..   $10.77        $9.72    $10.03    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.15         0.16      0.19      0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.25         1.04     (0.32)    (0.05)
                           ----         ----     -----     -----
 Total From Investment
            Operations     0.40         1.20     (0.13)     0.03
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.20)       (0.14)    (0.18)       --
 Distributions from
  Realized Gains......       --        (0.01)       --        --
 -----                                 -----
   Total Dividends and
         Distributions    (0.20)       (0.15)    (0.18)       --
 ----                     -----        -----     -----
Net Asset Value, End
 of Period............   $10.97       $10.77     $9.72    $10.03
                         ======       ======     =====    ======
Total Return..........     3.73%/(f)/  12.41%    (1.36)%    0.30%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $71,293      $51,310   $16,909    $1,623
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.12%/(g)/   0.12%     0.12%     0.12%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.76%/(g)/   1.50%     2.97%     3.44%/(g)/
 Portfolio Turnover
  Rate................     62.0%/(g)/   43.9%     46.2%    103.3%/(g)/

                          2004/(E)/     2003      2002     2001/(H)/
                          ----          ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..   $10.76        $9.70    $10.01    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.14         0.12     (0.03)     0.23
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.25         1.06     (0.13)    (0.22)
                           ----         ----     -----     -----
 Total From Investment
            Operations     0.39         1.18     (0.16)     0.01
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.17)       (0.11)    (0.15)       --
 Distributions from
  Realized Gains......       --        (0.01)       --        --
 -----                                 -----
   Total Dividends and
         Distributions    (0.17)       (0.12)    (0.15)       --
 ----                     -----        -----     -----
Net Asset Value, End
 of Period............   $10.98       $10.76     $9.70    $10.01
                         ======       ======     =====    ======
Total Return..........     3.65%/(f)/  12.25%    (1.63)%    0.10%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $1,404       $1,170      $148       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.38%/(g)/   0.38%     0.38%     0.38%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.52%/(g)/   1.07%     3.11%     3.42%/(g)/
 Portfolio Turnover
  Rate................     62.0%/(g)/   43.9%     46.2%    103.3%/(g)/

                          2004/(E)/     2003      2002     2001/(H)/
                          ----          ----      ----     ----
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
----------------------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..   $10.74        $9.69    $10.00    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............     0.14         0.14      0.30      0.22
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.24         1.02     (0.47)    (0.22)
                           ----         ----     -----     -----
 Total From Investment
            Operations     0.38         1.16     (0.17)       --
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.16)       (0.10)    (0.14)       --
 Distributions from
  Realized Gains......       --        (0.01)       --        --
 -----                                 -----
   Total Dividends and
         Distributions    (0.16)       (0.11)    (0.14)       --
 ----                     -----        -----     -----
Net Asset Value, End
 of Period............   $10.96       $10.74     $9.69    $10.00
                         ======       ======     =====    ======
Total Return..........     3.54%/(f)/  12.02%    (1.75)%    0.00%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $11          $11       $10       $10
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.50%/(g)/   0.50%     0.50%     0.50%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     2.57%/(g)/   1.27%     3.03%     3.28%/(g)/
 Portfolio Turnover
  Rate................     62.0%/(g)/   43.9%     46.2%    103.3%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

(a) Effective November 1, 2002, calculated based on average shares outstanding during the period.
(b) Does not include expenses of the investment companies in which the Fund invests.
(c) Total return is calculated without the contingent deferred sales charge.
(d) Expense ratio without the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004.
(e) Six months ended April 30, 2004.
(f) Total return amounts have not been annualized.
(g) Computed on an annualized basis.
(h) Period from March 1, 2001, date shares first offered, through October 31, 2001.
(i) Period from June 15, 2001, date shares first offered, through October 31, 2001.

                              FINANCIAL HIGHLIGHTS
                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31 (EXCEPT AS NOTED):



                           2004/(E)/     2003      2002    2001/(H)/
                           ----          ----      ----    ----
REAL ESTATE SECURITIES FUND
---------------------------
ADVISORS PREFERRED
------------------
 SHARES
 ------
Net Asset Value,
 Beginning of Period..    $14.46       $11.09    $10.41   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.14         0.43      0.23     0.39
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.32         3.22      0.79    (0.05)
                            ----         ----      ----    -----
 Total From Investment
            Operations      0.46         3.65      1.02     0.34
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.31)       (0.28)    (0.34)   (0.09)
 Distributions from
  Realized Gains......     (0.14)          --        --       --
 -----                     -----
   Total Dividends and
         Distributions     (0.45)       (0.28)    (0.34)   (0.09)
                           -----        -----     -----    -----
Net Asset Value, End
 of Period............    $14.47       $14.46    $11.09   $10.41
                          ======       ======    ======   ======
Total Return..........      3.11%/(f)/  33.61%     9.94%    3.95%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $16,898       $7,552    $3,825   $1,302
 Ratio of Expenses to
  Average Net Assets..      1.41%/(g)/   1.42%     1.42%    1.42%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.42%/(g)/     --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.75%/(g)/   3.41%     3.35%    4.33%/(g)/
 Portfolio Turnover
  Rate................      95.2%/(g)/   35.4%     46.3%    77.5%/(g)/

                           2004/(E)/     2003      2002    2001/(H)/
                           ----          ----      ----    ----
REAL ESTATE SECURITIES FUND
---------------------------
ADVISORS SELECT SHARES
----------------------
Net Asset Value,
 Beginning of Period..    $14.34       $11.00    $10.40   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.14         0.42      0.48     0.37
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.31         3.18      0.44    (0.04)
                            ----         ----      ----    -----
 Total From Investment
            Operations      0.45         3.60      0.92     0.33
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.28)       (0.26)    (0.32)   (0.09)
 Distributions from
  Realized Gains......     (0.14)          --        --       --
 -----                     -----
   Total Dividends and
         Distributions     (0.42)       (0.26)    (0.32)   (0.09)
                           -----        -----     -----    -----
Net Asset Value, End
 of Period............    $14.37       $14.34    $11.00   $10.40
                          ======       ======    ======   ======
Total Return..........      3.09%/(f)/  33.38%     8.96%    3.85%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $8,018       $4,603    $1,001   $1,339
 Ratio of Expenses to
  Average Net Assets..      1.59%/(g)/   1.60%     1.60%    1.60%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.60%/(g)/     --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.87%/(g)/   3.28%     3.17%    4.16%/(g)/
 Portfolio Turnover
  Rate................      95.2%/(g)/   35.4%     46.3%    77.5%/(g)/

                           2004/(E)/     2003      2002    2001/(I)/
                           ----          ----      ----    ----
REAL ESTATE SECURITIES FUND
---------------------------
CLASS J SHARES
--------------
Net Asset Value,
 Beginning of Period..    $14.42       $11.07    $10.45   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.14         0.37      0.30     0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.30         3.22      0.62     0.32
                            ----         ----      ----     ----
 Total From Investment
            Operations      0.44         3.59      0.92     0.45
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.25)       (0.24)    (0.30)      --
 Distributions from
  Realized Gains......     (0.14)          --        --       --
 -----                     -----
   Total Dividends and
         Distributions     (0.39)       (0.24)    (0.30)      --
 ----                      -----        -----     -----
Net Asset Value, End
 of Period............    $14.47       $14.42    $11.07   $10.45
                          ======       ======    ======   ======
Total Return /(c)/ ...      2.98%/(f)/  32.98%     8.88%    3.67%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $63,284      $51,874   $20,110   $2,108
 Ratio of Expenses to
  Average Net Assets..      1.72%/(g)/   1.90%     1.80%    1.76%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(d)/ ...      1.73%/(g)/   1.95%       --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.77%/(g)/   2.95%     2.83%    4.01%/(g)/
 Portfolio Turnover
  Rate................      95.2%/(g)/   35.4%     46.3%    77.5%/(g)/

                           2004/(E)/     2003      2002    2001/(I)/
                           ----          ----      ----    ----
REAL ESTATE SECURITIES FUND
---------------------------
INSTITUTIONAL SHARES
--------------------
Net Asset Value,
 Beginning of Period..    $14.56       $11.17    $10.50   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.20         0.54      0.45     0.35
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.32         3.20      0.63     0.15
                            ----         ----      ----     ----
 Total From Investment
            Operations      0.52         3.74      1.08     0.50
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.40)       (0.35)    (0.41)      --
 Distributions from
  Realized Gains......     (0.14)          --        --       --
 -----                     -----
   Total Dividends and
         Distributions     (0.54)       (0.35)    (0.41)      --
 ----                      -----        -----     -----
Net Asset Value, End
 of Period............    $14.54       $14.56    $11.17   $10.50
                          ======       ======    ======   ======
Total Return..........      3.46%/(f)/  34.31%    10.38%    4.17%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $158,647      $97,960       $11      $11
 Ratio of Expenses to
  Average Net Assets..      0.84%/(g)/   0.85%     0.85%    0.85%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.85%/(g)/     --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.61%/(g)/   4.08%     3.91%    4.91%/(g)/
 Portfolio Turnover
  Rate................      95.2%/(g)/   35.4%     46.3%    77.5%/(g)/

                           2004/(E)/     2003      2002    2001/(H)/
                           ----          ----      ----    ----
REAL ESTATE SECURITIES FUND
---------------------------
PREFERRED SHARES
----------------
Net Asset Value,
 Beginning of Period..    $14.39       $11.03    $10.43   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.18         0.46      0.23     0.53
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.31         3.21      0.75    (0.17)
                            ----         ----      ----    -----
 Total From Investment
            Operations      0.49         3.67      0.98     0.36
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.36)       (0.31)    (0.38)   (0.09)
 Distributions from
  Realized Gains......     (0.14)          --        --       --
 -----                     -----
   Total Dividends and
         Distributions     (0.50)       (0.31)    (0.38)   (0.09)
                           -----        -----     -----    -----
Net Asset Value, End
 of Period............    $14.38       $14.39    $11.03   $10.43
                          ======       ======    ======   ======
Total Return..........      3.31%/(f)/  34.12%     9.47%    4.15%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $23,259      $19,221    $5,375   $1,307
 Ratio of Expenses to
  Average Net Assets..      1.10%/(g)/   1.11%     1.11%    1.11%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.11%/(g)/     --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.36%/(g)/   3.69%     3.42%    4.79%/(g)/
 Portfolio Turnover
  Rate................      95.2%/(g)/   35.4%     46.3%    77.5%/(g)/

                           2004/(E)/     2003      2002    2001/(H)/
                           ----          ----      ----    ----
REAL ESTATE SECURITIES FUND
---------------------------
SELECT SHARES
-------------
Net Asset Value,
 Beginning of Period..    $14.38       $11.04    $10.43   $10.16
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)
  /(a)/ ..............      0.17         0.41      0.60     0.40
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.31         3.23      0.37    (0.04)
                            ----         ----      ----    -----
 Total From Investment
            Operations      0.48         3.64      0.97     0.36
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.34)       (0.30)    (0.36)   (0.09)
 Distributions from
  Realized Gains......     (0.14)          --        --       --
 -----                     -----
   Total Dividends and
         Distributions     (0.48)       (0.30)    (0.36)   (0.09)
                           -----        -----     -----    -----
Net Asset Value, End
 of Period............    $14.38       $14.38    $11.04   $10.43
                          ======       ======    ======   ======
Total Return..........      3.25%/(f)/  33.74%     9.44%    4.15%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........      $460         $264      $850   $1,304
 Ratio of Expenses to
  Average Net Assets..      1.22%/(g)/   1.23%     1.22%    1.23%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.23%/(g)/     --        --       --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.22%/(g)/   3.53%     3.55%    4.52%/(g)/
 Portfolio Turnover
  Rate................      95.2%/(g)/   35.4%     46.3%    77.5%/(g)/

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

                         PRINCIPAL INVESTORS FUND, INC.
                                  (UNAUDITED)
 -------------------------------------------------------------------------------

/(a) /Effective November 1, 2002, calculated based on average shares outstanding during the period.
/(b) /Expense ratio without fees paid indirectly.
/(c) /Total return is calculated without the contingent deferred sales charge. /(d) /Expense ratio without fees paid indirectly and the Manager's voluntary expense limit. The voluntary expense limit began on November 1, 2002 and ceased on March 1, 2004.
/(e) /Six months ended April 30, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.
/(h) /Period from December 6, 2000, date shares first offered, through October
  31, 2001. Advisors Preferred, Advisors Select, Preferred, and Select classes of shares each recognized $.01 of net investment income per share and incurred an unrealized gain of $.15 per share from November 30, 2000 through December 5, 2000.
/(i) /Period from March 1, 2001, date shares first offered, through October 31,
  2001. Class J and Institutional shares each incurred an unrealized gain of $.06 per share from February 27, 2001 through February 28, 2001.


 APPENDIX A


PERFORMANCE RESULTS


The Funds have only limited historical performance data*. The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.


On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts. If the composite results had been adjusted to reflect fees and expenses of the Fund, performance numbers shown would differ. Although the Fund and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that the Fund will have the same performance as the Related Accounts. For example, a Fund's future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charge, expenses, asset sizes and cash flows between the Fund and its Related Accounts.


Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


Current performance may be lower or higher than the performance data shown. For more performance information, including most recent month-end performance, visit our website at www.principal.com and click on rates and values.


* The Advisors Signature Class became effective on September 1, 2004 and is not included in the tables that follow.

PERFORMANCE RESULTS - DOMESTIC STOCKS - LARGECAP FUNDS


                                AVERAGE ANNUAL PERFORMANCE
                                  (THROUGH JUNE 30, 2004)

                                                             LIFE
                         YTD   1 YR    3 YR   5 YR   10 YR  OF FUND       2003
                        ---------------------------------------------     -------
LARGECAP BLEND FUND I
 ADVISORS SELECT
 /(//1//)/               3.14  27.39     N/A    N/A    N/A   27.30        27.39
 ADVISORS PREFERRED
 /(//1//)/               3.22  27.61     N/A    N/A    N/A   27.53        27.61
 SELECT/ (//1//)/        3.30  27.85     N/A    N/A    N/A   27.76        27.85
 PREFERRED/ (//1//)/     3.38  27.99     N/A    N/A    N/A   27.90        27.99
 S&P 500 Index          28.67  28.67   -4.05  -0.57  11.06                28.67
 Morningstar Large
 Blend Category         26.72  26.72   -4.76  -0.43   9.24                26.72

LARGECAP GROWTH FUND
 ADVISORS SELECT
 /(//2//)/               3.45  23.83    0.00    N/A    N/A  -14.48        23.83
 ADVISORS PREFERRED
 /(//2//)/               3.48  28.66  -11.62    N/A    N/A  -13.35        28.66
 SELECT/ (//2//)/        3.68  26.52  -12.00    N/A    N/A  -13.71        26.52
 PREFERRED/ (//2//)/     3.58  24.24  -12.47    N/A    N/A  -14.16        24.24
 Russell 1000 Growth
 Index                  29.76  29.76   -9.36  -5.11   9.21                29.76
 Morningstar Large
 Growth Category        28.55  28.55  -10.39  -3.20   7.96                28.55

LARGECAP S&P 500 INDEX
FUND
 ADVISORS SELECT
 /(//2//)/               2.94  27.20   -5.00    N/A    N/A   -5.61        27.20
 ADVISORS PREFERRED
 /(//2//)/               3.06  27.43   -4.83    N/A    N/A   -5.44        27.43
 SELECT/ (//2//)/        3.06  27.82   -4.61    N/A    N/A   -5.23        27.82
 PREFERRED/ (//2//)/     3.17  27.69   -4.43    N/A    N/A   -5.05        27.69
Principal Global
Investors S&P 500
Index Composite                               -0.94  10.67
 S&P 500 Index          28.67  28.67   -4.05  -0.57  11.06                28.67
 Morningstar Large
 Blend Category         26.72  26.72   -4.76  -0.43   9.24                26.72

LARGECAP VALUE FUND
 ADVISORS SELECT
 /(//2//)/               3.00  25.14   -0.09    N/A    N/A    0.93        25.14
 ADVISORS PREFERRED
 /(//2//)/               3.21  24.77   -0.07    N/A    N/A    0.95        24.77
 SELECT/ (//2//)/        3.11  25.00    0.09    N/A    N/A    1.14        25.00
 PREFERRED/ (//2//)/     3.10  25.63    0.33    N/A    N/A    1.38        25.63
Principal Global
Investors Large Cap
Value Composite                                2.33  10.31
 Russell 1000 Value
 Index                  30.03  30.03    1.22   3.57  11.87                30.03
 Morningstar Large
 Value Category         28.40  28.40   -0.22   2.53   9.85                28.40

 /(1) /Fund's
 inception 12/30/02
 /(2) /Fund's
 inception 12/06/00

                        ---------------------------------------------     -------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)

                                                                                   -------

                         2002    2001    2000   1999   1998   1997   1996   1995    1994
                        ------------------------------------------------------------------
LARGECAP BLEND FUND I
 ADVISORS SELECT
 /(//1//)/
 ADVISORS PREFERRED
 /(//1//)/
 SELECT/ (//1//)/
 PREFERRED/ (//1//)/
 S&P 500 Index          -11.88   -9.11   21.04  28.58  33.36  22.96  37.58   1.32   10.08
 Morningstar Large      -13.68   -6.97   19.72  21.95  27.43  20.37  31.99  -1.08   11.12
 Blend Category

LARGECAP GROWTH FUND
 ADVISORS SELECT        -28.84  -24.75
 /(//2//)/
 ADVISORS PREFERRED     -28.80  -24.65
 /(//2//)/
 SELECT/ (//2//)/       -28.61  -24.54
 PREFERRED/ (//2//)/    -28.47  -24.54
 Russell 1000 Growth    -27.88  -20.42  -22.42  33.16  38.71  30.49  23.12  37.19    2.66
 Index
 Morningstar Large      -27.73  -23.63  -14.09  39.72  33.56  25.00  18.95  32.27   -2.32
 Growth Category

LARGECAP S&P 500 INDEX
FUND
 ADVISORS SELECT        -22.89  -12.58
 /(//2//)/
 ADVISORS PREFERRED     -22.67  -12.52
 /(//2//)/
 SELECT/ (//2//)/       -22.61  -12.27
 PREFERRED/ (//2//)/    -22.18  -12.16
Principal Global                         -9.44  20.62  28.18  32.89  22.51  37.07    1.05
Investors S&P 500
Index Composite
 S&P 500 Index          -22.11  -11.88   -9.11  21.04  28.58  33.36  22.96  37.58    1.32
 Morningstar Large      -22.02  -13.68   -6.97  19.72  21.95  27.43  20.37  31.99   -1.08
 Blend Category

LARGECAP VALUE FUND
 ADVISORS SELECT        -13.56   -7.80
 /(//2//)/
 ADVISORS PREFERRED     -13.32   -7.73
 /(//2//)/
 SELECT/ (//2//)/       -13.25   -7.55
 PREFERRED/ (//2//)/    -13.14   -7.44
Principal Global                          3.88  -7.12  18.04  28.94  22.18
Investors Large Cap
Value Composite
 Russell 1000 Value     -15.52   -5.59    7.02   7.35  15.63  35.18  21.64  38.35   -1.99
 Index
 Morningstar Large      -18.92   -5.37    5.47   6.63  13.10  27.01  20.79  32.28   -0.81
 Value Category

 /(1) /Fund's
 inception 12/30/02
 /(2) /Fund's
 inception 12/06/00

                        ------------------------------------------------------------------

PERFORMANCE RESULTS - DOMESTIC STOCKS - LARGECAP FUNDS


                                                            AVERAGE ANNUAL PERFORMANCE
                                                             (THROUGH JUNE 30, 2004)

                                                                                          LIFE
                                                   YTD     1 YR    3 YR   5 YR   10 YR   OF FUND       2003
                                                  ------------------------------------------------     -------

PARTNERS LARGECAP BLEND FUND
 ADVISORS SELECT /(//1//)/
                                                   2.43   23.36   -1.92   N/A    N/A     -1.24         23.36
  ADVISORS PREFERRED /(//1//)/
                                                   2.52   23.36   -1.75   N/A    N/A     -1.10         23.36
 SELECT/ (//1//)/
                                                   2.72   24.00   -1.50   N/A    N/A     -0.86         24.00
 PREFERRED/ (//1//)/
                                                   2.73   23.77   -1.49   N/A    N/A     -0.84         23.77
                                                                  CV-     CV-
CV-05/(2)/                                                CV-05B  05C     05D    CV-05E                32.17
 S&P 500 Index
                                                          28.67   -4.05   -0.57  11.06                 28.67
 Morningstar Large Blend Category
                                                          26.72   -4.76   -0.43  9.24                  26.72



PARTNERS LARGECAP BLEND FUND I
 ADVISORS SELECT /(//1//)/
                                                          26.92   -7.86   N/A    N/A     -8.27         26.92
  ADVISORS PREFERRED /(//1//)/
                                                          27.31   -7.66   N/A    N/A     -8.08         27.31
 SELECT/ (//1//)/
                                                          27.38   -7.53   N/A    N/A     -7.95         27.38
 PREFERRED/ (//1//)/
                                                          27.70   -7.37   N/A    N/A     -7.80         27.70

Goldman Sachs Large Cap Blend Composite /(3)/                     -3.42   0.01   11.39

Wellington LargeCap Blend Composite/ //(4)/                       -5.71   -1.10  10.46
 S&P 500 Index
                                                          28.67   -4.05   -0.57  11.06                 28.67
 Morningstar Large Blend Category
                                                          26.72   -4.76   -0.43  9.24                  26.72



PARTNERS LARGECAP GROWTH FUND
 ADVISORS SELECT /(//5//)/
                                                          22.60   N/A     N/A    N/A     22.53         22.60
  ADVISORS PREFERRED /(//5//)/
                                                          22.80   N/A     N/A    N/A     22.73         22.80
 SELECT/ (//5//)/
                                                          23.00   N/A     N/A    N/A     22.93         23.00
 PREFERRED/ (//5//)/
                                                          23.20   N/A     N/A    N/A     23.13         23.20
                                                                  CV-     CV-
CV-06/(//6//)/                                            CV-06B  06C     06D    CV-06E                28.27
 Russell 1000 Growth Index
                                                          29.76   -9.36   -5.11  9.21                  29.76
 S&P 500 Index
                                                          28.67   -4.05   -0.57  11.06                 28.67
 Morningstar Large Growth Category
                                                          28.55   -10.39  -3.20  7.96                  28.55


 /(1)/ Fund's inception 12/06/00

 /(2)/ T. Rowe Price began sub-advising 03/09/04

 /(3)/ Goldman began sub-advising 12/16/02

 /(4)/ Wellington began sub-advising 12/16/02

 /(//5//)/ Fund's inception 12/30/02

 /(//6//)/ GMO began sub-advising 03/09/04

                                                                            ANNUAL PERFORMANCE
                                                                         (YEAR ENDED DECEMBER 31)


                                                      2002       2001    2000   1999   1998   1997   1996   1995    1994
                                                  ------------------------------------------------------------------------

PARTNERS LARGECAP BLEND FUND
 ADVISORS SELECT /(//1//)/
                                                                -7.90
  ADVISORS PREFERRED /(//1//)/
                                                        -16.82  -7.57
 SELECT/ (//1//)/
                                                        -16.61  -7.58
 PREFERRED/ (//1//)/
                                                        -16.52  -7.47

CV-05/(2)/                                        -21.47        -9.28   -5.55
 S&P 500 Index                                          -22.11  -11.88  -9.11   21.04  28.58  33.36  22.96  37.58  1.32
 Morningstar Large Blend Category                       -22.02  -13.68  -6.97   19.72  21.95  27.43  20.37  31.99  -1.08



PARTNERS LARGECAP BLEND FUND I
 ADVISORS SELECT /(//1//)/
                                                                -17.44
  ADVISORS PREFERRED /(//1//)/
                                                                -17.20
 SELECT/ (//1//)/
                                                                -17.04
 PREFERRED/ (//1//)/
                                                                -16.94

Goldman Sachs Large Cap Blend Composite /(3)/                   -10.54  -9.05   22.28  27.00  33.36  24.62  37.48  1.27

Wellington LargeCap Blend Composite/ //(4)/                     -12.79  -6.49   20.67  33.73  31.37  24.24  33.94  -2.23
 S&P 500 Index                                                  -11.88  -9.11   21.04  28.58  33.36  22.96  37.58  1.32
 Morningstar Large Blend Category                               -13.68  -6.97   19.72  21.95  27.43  20.37  31.99  -1.08



PARTNERS LARGECAP GROWTH FUND
 ADVISORS SELECT /(//5//)/

  ADVISORS PREFERRED /(//5//)/

 SELECT/ (//5//)/

 PREFERRED/ (//5//)/

                                                                        -1
CV-06/(//6//)/                                                  -21.51  2.21    39.04  37.30  29.35  20.39  39.85  1.68
 Russell 1000 Growth Index                                      -22.42  33.16   38.71  30.49  23.12  37.19  2.66   2.90
 S&P 500 Index                                                  -9.11   21.04   28.58  33.36  22.96  37.58  1.32   10.08
 Morningstar Large Growth Category                              -14.09  39.72   33.56  25.00  18.95  32.27  -2.32  10.31


 /(1)/ Fund's inception 12/06/00

 /(2)/ T. Rowe Price began sub-advising 03/09/04

 /(3)/ Goldman began sub-advising 12/16/02

 /(4)/ Wellington began sub-advising 12/16/02

 /(//5//)/ Fund's inception 12/30/02

 /(//6//)/ GMO began sub-advising 03/09/04


PERFORMANCE RESULTS - DOMESTIC STOCKS - LARGECAP FUNDS


                                 AVERAGE ANNUAL PERFORMANCE
                                  (THROUGH JUNE 30, 2004)

                                                              LIFE
                         YTD   1 YR    3 YR   5 YR   10 YR   OF FUND       2003
                        ----------------------------------------------     -------
PARTNERS LARGECAP
GROWTH FUND I
 ADVISORS SELECT
 /(//1//)/               2.11  23.22   -9.18   N/A   N/A     -10.74        23.22
 ADVISORS PREFERRED
 /(//1//)/               2.20  23.26   -8.54   N/A   N/A     -10.13        23.26
 SELECT/ (//1//)/
                         2.36  23.54   -8.84   N/A   N/A     -10.41        23.54
 PREFERRED/ (//1//)/
                         2.35  23.77   -8.62   N/A   N/A     -10.24        23.77

CV-54 /(2)/                                          CV-54E
 Russell 1000 Growth
 Index                  29.76  29.76   -9.36         9.21                  29.76
 Morningstar Large
 Growth Category        28.55  28.55  -10.39         7.96                  28.55


PARTNERS LARGECAP
GROWTH FUND II
 ADVISORS SELECT
 /(//1//)/               2.02  24.96   -9.17         N/A     -10.75        24.96
 ADVISORS PREFERRED
 /(//1//)/               2.01  25.00   -9.01         N/A     -10.59        25.00
 SELECT/ (//1//)/
                         2.00  25.42   -8.84         N/A     -10.40        25.42
 PREFERRED/ (//1//)/
                         1.99  25.71   -8.72         N/A     -10.28        25.71
American Century Large
Cap Growth Equity
Composite                                            7.55
 Russell 1000 Growth
 Index                  29.76  29.76   -9.36         9.21                  29.76
 Morningstar Large
 Growth Category        28.55  28.55  -10.39         7.96                  28.55


PARTNERS LARGECAP
VALUE FUND
 ADVISORS SELECT /(1)/
                         3.24  26.46    4.45         N/A     5.98          26.46
 ADVISORS PREFERRED
 /(1)/                   3.32  26.74    5.42         N/A     6.93          26.74
 SELECT/ (1)/
                         0.65  26.98    4.82         N/A     6.34          26.98
 PREFERRED/ (1)/
                         3.48  27.08    5.00         N/A     6.49          27.08
Bernstein Diversified
Value Composite                                      N/A
 Russell 1000 Value
 Index                  30.03  30.03    1.22         11.87                 30.03
 Morningstar Large
 Value Category         28.40  28.40   -0.22         9.85                  28.40


PARTNERS LARGECAP
VALUE FUND I /(3)/
 ADVISORS SELECT
                          N/A    N/A     N/A         N/A     -25.49
  ADVISORS PREFERRED
                          N/A    N/A     N/A         N/A     -25.35
 SELECT
                          N/A    N/A     N/A         N/A     -25.20
 PREFERRED
                          N/A    N/A     N/A         N/A     -25.15
UBS U.S. Large Cap
Value Equity Composite  31.18  31.18                                       31.18
 Russell 1000 Value
 Index                  30.03  30.03    1.22         11.87                 30.03
 Morningstar Large
 Value Category         28.40  28.40   -0.22         9.85                  28.40


 /(1)/ Fund's
 inception 12/06/00
 /(//2//)/ T. Rowe
 Price became
 sub-advisor 8/24/04
 /(//3//)/ Fund's
 inception 6/4/04
                        ----------------------------------------------     -------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)


                         2002    2001    2000   1999   1998   1997   1996   1995    1994
                        ------------------------------------------------------------------
PARTNERS LARGECAP
GROWTH FUND I
 ADVISORS SELECT
 /(//1//)/                      -15.07
 ADVISORS PREFERRED
 /(//1//)/                      -14.86
 SELECT/ (//1//)/
                                -14.75
 PREFERRED/ (//1//)/
                                -14.54

CV-54 /(2)/                             -11.00  39.42  21.11  31.40  31.23  45.03  3.18
 Russell 1000 Growth            -20.42  -22.42  33.16  38.71  30.49  23.12  37.19  2.66
 Index
 Morningstar Large              -23.63  -14.09  39.72  33.58  25.00  18.95  32.27  -2.32
 Growth Category


PARTNERS LARGECAP
GROWTH FUND II
 ADVISORS SELECT
 /(//1//)/                      -18.40
 ADVISORS PREFERRED
 /(//1//)/                      -18.20
 SELECT/ (//1//)/
                                -18.18
 PREFERRED/ (//1//)/
                                -18.08
American Century Large
Cap Growth Equity                       -14.71  34.68  36.77  29.28  14.92  20.35  -1.49
Composite
 Russell 1000 Growth            -20.42  -22.42  33.16  38.71  30.49  23.12  37.19  2.66
 Index
 Morningstar Large              -23.63  -14.09  39.72  33.56  25.00  18.95  32.27  -2.32
 Growth Category


PARTNERS LARGECAP
VALUE FUND
 ADVISORS SELECT /(1)/
                        -14.14  4.96
 ADVISORS PREFERRED
 /(1)/                  -12.10  5.14
 SELECT/ (1)/
                        -13.96  5.42
 PREFERRED/ (1)/
                        -13.61  5.45
Bernstein Diversified
Value Composite                         13.80
 Russell 1000 Value     -15.52  -5.59   7.02    7.35   15.63  35.18  21.64  38.35  -1.99
 Index
 Morningstar Large      -18.92  -5.37   5.47    6.63   13.10  27.01  20.79  32.28  -0.81
 Value Category


PARTNERS LARGECAP
VALUE FUND I /(3)/
 ADVISORS SELECT

  ADVISORS PREFERRED

 SELECT

 PREFERRED

UBS U.S. Large Cap
Value Equity Composite          3.55    17.71   -0.24  3.46
 Russell 1000 Value             -5.59   7.02    7.35   15.63  35.18  21.64  38.35  -1.99
 Index
 Morningstar Large              -5.37   5.47    6.63   13.10  27.01  20.79  32.28  -0.81
 Value Category


 /(1)/ Fund's
 inception 12/06/00
 /(//2//)/ T. Rowe
 Price became
 sub-advisor 8/24/04
 /(//3//)/ Fund's
 inception 6/4/04
                        ------------------------------------------------------------------

PERFORMANCE RESULTS - DOMESTIC STOCKS - MIDCAP FUNDS


                                AVERAGE ANNUAL PERFORMANCE
                                  (THROUGH JUNE 30, 2004)

                                                             LIFE
                         YTD   1 YR    3 YR   5 YR   10 YR  OF FUND       2003
                        ---------------------------------------------     -------
MIDCAP BLEND FUND
 ADVISORS SELECT
 /(//1//)/               5.88  31.03    4.60    N/A    N/A    5.92        31.03
 ADVISORS PREFERRED
 /(//1//)/               6.12  31.21    4.78    N/A    N/A    6.12        31.21
 SELECT/ (//1//)/        6.14  33.02    5.35    N/A    N/A    6.69        33.02
 PREFERRED/ (//1//)/     6.21  31.62    5.10    N/A    N/A    6.44        31.62
Principal Global
Investors Mid Cap                                                     -
Blend Composite                                8.38  12.56
 Russell Midcap Index   40.08  40.08    3.48   7.24  12.18                40.08
 Morningstar Mid-Cap
 Blend Category         36.42  36.42    4.71   7.78  11.48                36.42

MIDCAP GROWTH FUND
 ADVISORS SELECT
 /(//1//)/               4.92  31.65  -16.56    N/A    N/A  -17.26        31.65
 ADVISORS PREFERRED
 /(//1//)/               5.07  32.06  -16.41    N/A    N/A  -17.08        32.06
 SELECT/ (//1//)/        5.05  32.14  -16.29    N/A    N/A  -16.97        32.14
 PREFERRED/ (//1//)/     5.20  32.54  -16.13    N/A    N/A  -16.82        32.54
Principal Global
Investors Mid Cap
Growth Composite                              -1.60    N/A
 Russell Midcap Growth
 Index                  42.72  42.72   -6.13   2.01   9.41                42.72
 Morningstar Mid-Cap
 Growth Category        36.09  36.09   -7.80   2.61   8.38                36.09

MIDCAP S&P 400 INDEX
FUND /(1)/
 ADVISORS SELECT
 /(//1//)/               5.48  34.19    3.61    N/A    N/A    4.62        34.19
 ADVISORS PREFERRED
 /(//1//)/               5.66  34.58    3.79    N/A    N/A    4.80        34.58
 SELECT/ (//1//)/        5.75  34.56    3.95    N/A    N/A    4.96        34.56
 PREFERRED/ (//1//)/     5.83  34.82    4.09    N/A    N/A    5.10        34.82
 S&P MidCap 400 Index   35.59  35.59    4.83   9.20  13.91                35.59
 Morningstar Mid-Cap
 Blend Category         36.42  36.42    4.71   7.78  11.48                36.42

MIDCAP VALUE FUND
 ADVISORS SELECT
 /(//1//)/               3.56  27.20    6.22    N/A    N/A    7.94        27.20
 ADVISORS PREFERRED
 /(//1//)/               3.74  27.35    6.24    N/A    N/A    7.96        27.35
 SELECT/ (//1//)/        3.77  27.60    6.15    N/A    N/A    7.87        27.60
 PREFERRED/ (//1//)/     3.84  27.65    6.39    N/A    N/A    8.11        27.65
Principal Global
Investors Mid Cap
Value Composite                                3.94  10.87
 Russell Midcap Value
 Index                  38.06  38.06    8.48   8.73  13.04                38.06
 Morningstar Mid-Cap
 Value Category         34.38  34.38    7.32   9.11  11.67                34.38

 /(1)/ Fund's
 inception 12/06/00
                        ---------------------------------------------     -------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)


                         2002    2001    2000   1999   1998   1997   1996   1995    1994
                        ------------------------------------------------------------------
MIDCAP BLEND FUND
 ADVISORS SELECT         -9.07   -3.93
 /(//1//)/
 ADVISORS PREFERRED      -8.91   -3.76
 /(//1//)/
 SELECT/ (//1//)/        -8.75   -3.67
 PREFERRED/ (//1//)/     -8.63   -3.46
Principal Global                         13.49  12.37   4.72  24.95  18.66  33.39    5.46
Investors Mid Cap
Blend Composite
 Russell Midcap Index   -16.19   -5.63    8.25  18.23  10.10  29.01  19.00  34.46   -2.09
 Morningstar Mid-Cap    -17.08   -4.96    3.37  18.70   6.77  26.45  20.44  28.71   -1.61
 Blend Category

MIDCAP GROWTH FUND
 ADVISORS SELECT        -40.85  -25.40
 /(//1//)/
 ADVISORS PREFERRED     -40.79  -25.29
 /(//1//)/
 SELECT/ (//1//)/       -40.68  -25.16
 PREFERRED/ (//1//)/    -40.54  -25.16
Principal Global                         -4.81  69.96   2.48  26.15  13.40
Investors Mid Cap
Growth Composite
 Russell Midcap Growth  -27.40  -20.16  -11.74  51.29  17.86  22.54  17.48  33.98   -2.16
 Index
 Morningstar Mid-Cap    -27.53  -21.28   -6.90  63.90  17.51  17.05  16.99  34.79   -1.03
 Growth Category

MIDCAP S&P 400 INDEX
FUND /(1)/
 ADVISORS SELECT        -15.84   -1.53
 /(//1//)/
 ADVISORS PREFERRED     -15.71   -1.45
 /(//1//)/
 SELECT/ (//1//)/       -15.53   -1.17
 PREFERRED/ (//1//)/    -15.44   -1.06
 S&P MidCap 400 Index   -14.53   -0.60   17.51  14.72  19.11  32.25  19.20  30.95   -3.58
 Morningstar Mid-Cap    -17.08   -4.96    3.37  18.70   6.77  26.45  20.44  28.71   -1.61
 Blend Category

MIDCAP VALUE FUND
 ADVISORS SELECT         -8.28    2.72
 /(//1//)/
 ADVISORS PREFERRED      -8.49    2.90
 /(//1//)/
 SELECT/ (//1//)/        -9.06    3.09
 PREFERRED/ (//1//)/     -8.67    3.30
Principal Global                          6.32  -7.36   3.25  35.49  16.03  41.18    0.98
Investors Mid Cap
Value Composite
 Russell Midcap Value    -9.65    2.34   19.18  -0.11   5.09  34.37  20.26  34.93   -2.13
 Index
 Morningstar Mid-Cap    -12.91    6.40   16.82   7.78   3.92  26.04  20.50  29.27   -1.11
 Value Category

 /(1)/ Fund's
 inception 12/06/00     ------------------------------------------------------------------

PERFORMANCE RESULTS - DOMESTIC STOCKS - MIDCAP FUNDS


                                AVERAGE ANNUAL PERFORMANCE
                                  (THROUGH JUNE 30, 2004)

                                                             LIFE
                         YTD   1 YR    3 YR   5 YR   10 YR  OF FUND       2003
                        ---------------------------------------------     -------
PARTNERS MIDCAP GROWTH
FUND
 ADVISORS SELECT
 /(//1//)/               2.93  47.93  -10.47    N/A    N/A  -11.55        47.93
 ADVISORS PREFERRED
 /(//1//)/               3.01  47.97   -9.87    N/A    N/A  -11.00        47.97
 SELECT/ (//1//)/        3.16  48.24  -10.11    N/A    N/A  -11.23        48.24
 PREFERRED/ (//1//)/     3.14  48.93   -9.91    N/A    N/A  -11.04        48.93
Turner Midcap Growth
Composite                                      8.47    N/A
 Russell Midcap Growth
 Index                  42.72  42.72   -6.13   2.01   9.41                42.72
 Morningstar Mid-Cap
 Growth Category        36.09  36.09   -7.80   2.61   8.38                36.09

PARTNERS MIDCAP GROWTH
FUND I /(2)/
 ADVISORS SELECT
 /(//3//)/                N/A    N/A     N/A    N/A    N/A     N/A
 ADVISORS PREFERRED
 /(//3//)/                N/A    N/A     N/A    N/A    N/A     N/A
 SELECT/ (//3//)/         N/A    N/A     N/A    N/A    N/A     N/A
 PREFERRED/ (//3//)/      N/A    N/A     N/A    N/A    N/A     N/A
Dreyfus-Mellon Mid Cap
Growth Composite               40.70   -4.70    N/A    N/A                40.70
 Russell Midcap Growth
 Index                  42.72  42.72   -6.13   2.01   9.41                42.72
 Morningstar Mid-Cap
 Growth Category        36.09  36.09   -7.80   2.61   8.38                36.09

PARTNERS MIDCAP VALUE
FUND
 ADVISORS SELECT
 /(//1//)/               7.40  34.83    5.55    N/A    N/A    7.59        34.83
 ADVISORS PREFERRED
 /(//1//)/               7.50  35.12    6.19    N/A    N/A    8.22        35.12
 SELECT/ (//1//)/        7.63  35.42    5.96    N/A    N/A    8.00        35.42
 PREFERRED/ (//1//)/     7.69  35.56    6.08    N/A    N/A    8.12        35.56
Neuberger Berman
MidCap Value Composite                        10.92  12.95
 Russell Midcap Value
 Index                  38.06  38.06    8.48   8.73  13.04                38.06
 Morningstar Mid-Cap
 Value Category         34.38  34.38    7.32   9.11  11.67                34.38

PARTNERS MIDCAP VALUE
FUND I /(2)/
 ADVISORS SELECT
 /(//3//)/                N/A    N/A     N/A    N/A    N/A     N/A
 ADVISORS PREFERRED
 /(//3//)/                N/A    N/A     N/A    N/A    N/A     N/A
 SELECT/ (//3//)/         N/A    N/A     N/A    N/A    N/A     N/A
 PREFERRED/ (//3//)/      N/A    N/A     N/A    N/A    N/A     N/A
Goldman Sachs Mid Cap
Value Composite                28.16   11.14  12.65    N/A                28.16
 Russell Midcap Value
 Index                  38.06  38.06    8.48   8.73  13.04                38.06
 Morningstar Mid-Cap
 Value Category         34.38  34.38    7.32   9.11  11.67                34.38

 /(1)/ Fund's
 inception 12/06/00
 /(//2//)/ Fund's
 inception 12/29/03
 /(//3//)/ Share Class
 inception 6/1/04
                        ---------------------------------------------     -------
                                                ANNUAL PERFORMANCE
                                             (YEAR ENDED DECEMBER 31)


                         2002    2001    2000    1999    1998   1997   1996   1995    1994
                        --------------------------------------------------------------------
PARTNERS MIDCAP GROWTH
FUND
 ADVISORS SELECT        -32.58  -28.04
 /(//1//)/
 ADVISORS PREFERRED     -31.43  -27.85
 /(//1//)/
 SELECT/ (//1//)/       -32.19  -27.75
 PREFERRED/ (//1//)/    -32.05  -27.75
Turner Midcap Growth                     -8.10  126.09   26.33  41.77
Composite
 Russell Midcap Growth  -27.40  -20.16  -11.74   51.29   17.86  22.54  17.48  33.98   -2.16
 Index
 Morningstar Mid-Cap    -27.53  -21.28   -6.90   63.90   17.51  17.05  16.99  34.79   -1.03
 Growth Category

PARTNERS MIDCAP GROWTH
FUND I /(2)/
 ADVISORS SELECT
 /(//3//)/
 ADVISORS PREFERRED
 /(//3//)/
 SELECT/ (//3//)/
 PREFERRED/ (//3//)/
Dreyfus-Mellon Mid Cap  -26.12  -16.73
Growth Composite
 Russell Midcap Growth  -27.40  -20.16  -11.74   51.29   17.86  22.54  17.48  33.98   -2.16
 Index
 Morningstar Mid-Cap    -27.53  -21.28   -6.90   63.90   17.51  17.05  16.99  34.79   -1.03
 Growth Category

PARTNERS MIDCAP VALUE
FUND
 ADVISORS SELECT        -10.54   -2.52
 /(//1//)/
 ADVISORS PREFERRED      -9.19   -2.43
 /(//1//)/
 SELECT/ (//1//)/       -10.21   -2.15
 PREFERRED/ (//1//)/    -10.10   -2.04
Neuberger Berman                         29.70    8.04  -10.66  32.66  28.08  35.23   -1.89
MidCap Value Composite
 Russell Midcap Value    -9.65    2.34   19.18   -0.11    5.09  34.37  20.26  34.93   -2.13
 Index
 Morningstar Mid-Cap    -12.91    6.40   16.82    7.78    3.92  26.04  20.50  29.27   -1.11
 Value Category

PARTNERS MIDCAP VALUE
FUND I /(2)/
 ADVISORS SELECT
 /(//3//)/
 ADVISORS PREFERRED
 /(//3//)/
 SELECT/ (//3//)/
 PREFERRED/ (//3//)/
Goldman Sachs Mid Cap    -4.72   12.38   32.25   -0.08   -5.55  36.02  21.41
Value Composite
 Russell Midcap Value    -9.65    2.34   19.18   -0.11    5.09  34.37  20.26  34.93   -2.13
 Index
 Morningstar Mid-Cap    -12.91    6.40   16.82    7.78    3.92  26.04  20.50  29.27   -1.11
 Value Category

 /(1)/ Fund's
 inception 12/06/00
 /(//2//)/ Fund's
 inception 12/29/03
 /(//3//)/ Share Class
 inception 6/1/04       --------------------------------------------------------------------

PERFORMANCE RESULTS - DOMESTIC STOCKS - SMALLCAP FUNDS


                                AVERAGE ANNUAL PERFORMANCE
                                  (THROUGH JUNE 30, 2004)

                                                             LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR   OF FUND       2003
                        ---------------------------------------------     -------
PARTNERS SMALLCAP
BLEND FUND
 ADVISORS SELECT
 /(//1//)/               6.88  43.42    N/A  N/A    N/A     43.42         43.42
 ADVISORS PREFERRED
 /(//1//)/               7.01  43.72    N/A  N/A    N/A     43.72         43.72
 SELECT/ (//1//)/
                         7.15  43.91    N/A  N/A    N/A     43.91         43.91
 PREFERRED/ (//1//)/
                         7.14  44.11    N/A  N/A    N/A     44.11         44.11
Dreyfus-Mellon
SmallCap Blend                                                       -
Composite                             10.97  11.31  N/A
 S&P SmallCap 600
 Index                  38.77  38.77   8.07  9.66   11.43                 38.77
 Morningstar Small
 Blend Category         42.77  42.77   9.18  10.83  10.76                 42.77


PARTNERS SMALLCAP
GROWTH FUND I
 ADVISORS SELECT
 /(//2//)/               3.66  46.43  -9.57  N/A    N/A     -8.18         46.43
 ADVISORS PREFERRED
 /(//2//)/               3.77  46.64  -9.51  N/A    N/A     -8.02         46.64
 SELECT/ (//2//)/
                         3.75  47.05  -9.20  N/A    N/A     -7.82         47.05
 PREFERRED/ (//2//)/
                         3.99  46.88  -9.00  N/A    N/A     -7.62         46.88
Alliance Capital Small
Cap Growth Composite
/(3)/                                 -2.53  7.16   12.92
 Russell 2000 Growth
 Index                  48.53  48.53  -2.04  0.85   5.43                  48.53
 Morningstar Small
 Growth Category        45.00  45.00  -2.09  6.20   8.58                  45.00


PARTNERS SMALLCAP
GROWTH FUND II
 ADVISORS SELECT
 /(//2//)/              -0.38  43.80  -5.45  N/A    N/A     -9.25         43.80
 ADVISORS PREFERRED
 /(//2//)/              -0.38  44.49  -5.01  N/A    N/A     -8.84         44.49
 SELECT/ (//2//)/
                        -0.38  44.59  -4.93  N/A    N/A     -8.77         44.59
 PREFERRED/ (//2//)/
                        -0.25  44.71  -4.74  N/A    N/A     -8.58         44.71
UBS U.S. Small
Capitalization Growth
Equity Composite /(4)/                 2.13  13.99  N/A
                                             CV-
CV-56 /(//5//)/                              56D    CV-56E
 Russell 2000 Growth
 Index                  48.53  48.53         0.85   5.43                  48.53
 Morningstar Small
 Growth Category        45.00  45.00         6.20   8.58                  45.00


PARTNERS SMALLCAP
GROWTH FUND III
 ADVISORS SELECT
 /(//2//)/                N/A    N/A         N/A    N/A     -17.66
 ADVISORS PREFERRED
 /(//2//)/                N/A    N/A         N/A    N/A     -17.53
 SELECT/ (//2//)/
                          N/A    N/A         N/A    N/A     -17.34
 PREFERRED/ (//2//)/
                          N/A    N/A         N/A    N/A     -17.28
Mazama Small-Mid Cap
Growth Composite        76.74  76.74         N/A    N/A                   77.55
 Russell 2500 Growth
 Index                                                                    46.32
 Morningstar Small
 Growth Category        45.00  45.00         6.20   8.58                  45.00


 /(1)/ Fund's
 inception 12/30/02
 /(2)/ Fund's
 inception 12/06/00
 /(3)/ Alliance
 Capital became
 sub-advisor 03/31/03
 /(4//)/ UBS began
 sub-advising 04/22/02
 /(//5//)/ Emerald
 Advisers Inc. began
 as co-
 sub-advisor on
 09/01/04
                        ---------------------------------------------     -------


PARTNERS SMALLCAP
VALUE FUND
 ADVISORS SELECT
 /(//1//)/               5.85  36.81         N/A    N/A     12.58         36.81
 ADVISORS PREFERRED
 /(//1//)/               6.03  37.06         N/A    N/A     12.81         37.06
 SELECT/ (//1//)/
                         6.07  37.35         N/A    N/A     13.01         37.35
 PREFERRED/ (//1//)/
                         6.12  37.63         N/A    N/A     13.21         37.63
Ark Asset Small Cap                                                  -
Value Composite                              16.66  N/A
 Russell 2000 Value
 Index                  46.02  46.02         12.28  12.70                 46.02
 Morningstar Small
 Value Category         42.71  42.71         12.86  12.80                 42.71


PARTNERS SMALLCAP
VALUE FUND I
 ADVISORS SELECT
 /(//2//)/               7.92  49.18         N/A    N/A     50.06         49.18
 ADVISORS PREFERRED
 /(//2//)/               8.04  49.38         N/A    N/A     50.26         49.38
 SELECT/ (//2//)/
                         8.17  49.73         N/A    N/A     50.61         49.73
 PREFERRED/ (//2//)/
                         8.24  49.90         N/A    N/A     50.78         49.90
JPMorgan Structured
Small Cap Value Equity
Composite                                    14.03  N/A
 Russell 2000 Value
 Index                  46.02  46.02         12.28  12.70                 46.02
 Morningstar Small
 Value Category         42.71  42.71         12.86  12.80                 42.71


PARTNERS SMALLCAP
VALUE FUND II/(3)/
 ADVISORS SELECT
                          N/A    N/A         N/A    N/A     -48.48
  ADVISORS PREFERRED
                          N/A    N/A         N/A    N/A     -48.39
 SELECT
                          N/A    N/A         N/A    N/A     -48.29
 PREFERRED
                          N/A    N/A         N/A    N/A     -48.20
DFA US Small Cap Value
Composite               59.39  59.39         16.93  15.54                 59.39
 Russell 2000 Value
 Index                  46.02  46.02         12.28  12.70                 46.02
 Morningstar Small
 Value Category         42.71  42.71         12.86  12.80                 42.71


 /(//1//)/ Fund's
 inception 03/01/01
 /(//2//)/ Fund's
 inception 12/30/02
 /(3)/ Fund's
 inception 06/01/04
                        ---------------------------------------------     -------
                                                ANNUAL PERFORMANCE
                                             (YEAR ENDED DECEMBER 31)


                         2002    2001    2000    1999    1998   1997   1996   1995    1994
                        --------------------------------------------------------------------
PARTNERS SMALLCAP
BLEND FUND
 ADVISORS SELECT
 /(//1//)/
 ADVISORS PREFERRED
 /(//1//)/
 SELECT/ (//1//)/

 PREFERRED/ (//1//)/

Dreyfus-Mellon          -10.78  4.97    9.66    13.60   -4.27
SmallCap Blend
Composite
 S&P SmallCap 600       -14.63  6.54    11.80   12.40   -1.31   25.58  21.32  29.97  -4.77
 Index
 Morningstar Small      -16.17  8.41    12.84   18.18   -3.64   26.12  19.66  25.51  -0.97
 Blend Category


PARTNERS SMALLCAP
GROWTH FUND I
 ADVISORS SELECT
 /(//2//)/              -40.98  -14.43
 ADVISORS PREFERRED
 /(//2//)/              -40.82  -14.33
 SELECT/ (//2//)/
                        -40.79  -14.03
 PREFERRED/ (//2//)/
                        -40.33  -14.03
Alliance Capital Small
Cap Growth Composite            -10.98  18.34   28.96   -3.69   21.79  36.48  54.00  6.98
/(3)/
 Russell 2000 Growth    -30.25  -9.23   -22.43  43.09   1.23    12.95  11.26  31.04  -2.43
 Index
 Morningstar Small      -28.42  -9.02   -5.71   61.45   4.49    18.19  19.99  35.44  -0.28
 Growth Category


PARTNERS SMALLCAP
GROWTH FUND II
 ADVISORS SELECT
 /(//2//)/              -25.71  -20.88
 ADVISORS PREFERRED
 /(//2//)/              -25.14  -20.77
 SELECT/ (//2//)/
                        -25.20  -20.56
 PREFERRED/ (//2//)/    -
                        2
                        4.90    -20.45
UBS U.S. Small
Capitalization Growth                   24.24   45.42   -10.81  22.93  18.54  23.44
Equity Composite /(4)/

CV-56 /(//5//)/                         -25.36  100.03  -10.59  26.20  21.05  46.51  2.16
 Russell 2000 Growth    -30.25  -9.23   -22.43  43.09   1.23    12.95  11.26  31.04  -2.43
 Index
 Morningstar Small      -28.42  -9.02   -5.71   61.45   4.49    18.19  19.99  35.44  -0.28
 Growth Category


PARTNERS SMALLCAP
GROWTH FUND III
 ADVISORS SELECT
 /(//2//)/
 ADVISORS PREFERRED
 /(//2//)/
 SELECT/ (//2//)/

 PREFERRED/ (//2//)/

Mazama Small-Mid Cap
Growth Composite        -35.00  1.88
 Russell 2500 Growth    -29.09  -10.83  -16.09  55.48   3.10    14.76  15.07  33.54  -1.28
 Index
 Morningstar Small      -28.42  -9.02   -5.71   61.45   4.49    18.19  19.99  35.44  -0.28
 Growth Category


 /(1)/ Fund's
 inception 12/30/02
 /(2)/ Fund's
 inception 12/06/00
 /(3)/ Alliance
 Capital became
 sub-advisor 03/31/03
 /(4//)/ UBS began
 sub-advising 04/22/02
 /(//5//)/ Emerald
 Advisers Inc. began
 as co-
 sub-advisor on
 09/01/04               --------------------------------------------------------------------


PARTNERS SMALLCAP
VALUE FUND
 ADVISORS SELECT
 /(//1//)/              -10.84
 ADVISORS PREFERRED
 /(//1//)/              -10.64
 SELECT/ (//1//)/
                        -10.54
 PREFERRED/ (//1//)/
                        -10.35
Ark Asset Small Cap
Value Composite                 21.50   33.67   6.05    -1.89   32.41  24.03  33.78
 Russell 2000 Value     -11.42  14.02   22.83   -1.49   -6.45   31.78  21.37  25.75  -1.27
 Index
 Morningstar Small      -10.25  17.31   16.98   4.49    -6.99   30.04  25.53  25.13  -0.81
 Value Category


PARTNERS SMALLCAP
VALUE FUND I
 ADVISORS SELECT
 /(//2//)/
 ADVISORS PREFERRED
 /(//2//)/
 SELECT/ (//2//)/

 PREFERRED/ (//2//)/

JPMorgan Structured     -8.40   8.51    22.45   4.56    -4.78
Small Cap Value Equity
Composite
 Russell 2000 Value     14.02   22.83   -1.49   -6.45   31.78   21.37  25.75  -1.27  23.84
 Index
 Morningstar Small      17.31   16.98   4.49    -6.99   30.04   25.53  25.13  -0.81  16.72
 Value Category


PARTNERS SMALLCAP
VALUE FUND II/(3)/
 ADVISORS SELECT

  ADVISORS PREFERRED

 SELECT

 PREFERRED

DFA US Small Cap Value  -9.27   22.63   9.01    13.04   -7.28   30.75  22.32  29.29  1.21
Composite
 Russell 2000 Value     -11.42  14.02   22.83   -1.49   -6.45   31.78  21.37  25.75  -1.27
 Index
 Morningstar Small      -10.25  17.31   16.98   4.49    -6.99   30.04  25.53  25.13  -0.81
 Value Category


 /(//1//)/ Fund's
 inception 03/01/01
 /(//2//)/ Fund's
 inception 12/30/02
 /(3)/ Fund's
 inception 06/01/04
                        --------------------------------------------------------------------

PERFORMANCE RESULTS - DOMESTIC STOCKS - SMALLCAP FUNDS

                                AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH JUNE 30, 2004)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2003
                        --------------------------------------------     -------
SMALLCAP BLEND FUND
 ADVISORS SELECT
 /(//1//)/               3.84  41.74   7.64    N/A    N/A    9.50        41.74
 ADVISORS PREFERRED
 /(//1//)/               3.98  42.00   7.79    N/A    N/A    9.65        42.00
 SELECT/ (//1//)/        4.12  42.21   7.87    N/A    N/A    9.73        42.21
 PREFERRED/ (//1//)/     4.16  42.40   8.14    N/A    N/A   10.00        42.40
Principal Global
Investors Small
Company Blend
Composite                                    10.97    N/A
 Russell 2000 Index     47.25  47.25   6.27   7.13   9.48                47.25
 Morningstar Small
 Blend Category         42.77  42.77   9.18  10.83  10.76                42.77

SMALLCAP GROWTH FUND
 ADVISORS SELECT
 /(//1//)/               4.79  47.61  -3.54    N/A    N/A   -4.79        47.61
 ADVISORS PREFERRED
 /(//1//)/               5.17  47.71  -3.42    N/A    N/A   -4.68        47.71
 SELECT/ (//1//)/        5.38  48.01  -3.21    N/A    N/A   -4.51        48.01
 PREFERRED/ (//1//)/     5.38  48.20  -3.17    N/A    N/A   -4.47        48.20
Principal Global
Investors Small
Company Growth
Composite                                    -0.25    N/A
 Russell 2000 Growth
 Index                  48.53  48.53  -2.04   0.85   5.43                48.53
 Morningstar Small
 Growth Category        45.00  45.00  -2.09   6.20   8.58                45.00

SMALLCAP S&P 600 INDEX
FUND
 ADVISORS SELECT
 /(//1//)/               9.44  37.69   7.08    N/A    N/A    9.27        37.69
 ADVISORS PREFERRED
 /(//1//)/               9.55  37.50   7.21    N/A    N/A    9.40        37.50
 SELECT/ (//1//)/        9.67  37.76   7.41    N/A    N/A    9.60        37.76
 PREFERRED/ (//1//)/     9.75  37.93   7.50    N/A    N/A    9.69        37.93
 S&P SmallCap 600
 Index                  38.77  38.77   8.07   9.66  11.43                38.77
 Morningstar Small
 Blend Category         42.77  42.77   9.18  10.83  10.76                42.77

SMALLCAP VALUE FUND
 ADVISORS SELECT
 /(//1//)/               6.36  42.56  14.63    N/A    N/A   16.67        42.56
 ADVISORS PREFERRED
 /(//1//)/               6.47  42.75  14.83    N/A    N/A   16.88        42.75
 SELECT/ (//1//)/        6.53  43.07  15.02    N/A    N/A   17.06        43.07
 PREFERRED/ (//1//)/     6.58  43.34  15.15    N/A    N/A   17.23        43.34
Principal Global
Investors Small Cap
Value Composite                               9.50    N/A
 Russell 2000 Value
 Index                  46.02  46.02  13.83  12.28  12.70                46.02
 Morningstar Small
 Value Category         42.71  42.71  14.32  12.86  12.80                42.71

 /(1)/ Fund's
 inception 12/06/00
                        --------------------------------------------     -------
                                               ANNUAL PERFORMANCE
                                            (YEAR ENDED DECEMBER 31)


                         2002   2001    2000   1999    1998   1997   1996   1995    1994
                        ------------------------------------------------------------------
SMALLCAP BLEND FUND
 ADVISORS SELECT        -17.51   6.66
 /(//1//)/
 ADVISORS PREFERRED     -17.57   6.97
 /(//1//)/
 SELECT/ (//1//)/       -17.57   7.07
 PREFERRED/ (//1//)/    -17.15   7.20
Principal Global                        19.86  12.50  -11.27  15.89
Investors Small
Company Blend
Composite
 Russell 2000 Index     -20.48   2.49   -3.02  21.26   -2.55  22.36  16.50  28.45   -1.82
 Morningstar Small      -16.17   8.41   12.84  18.18   -3.64  26.12  19.66  25.51   -0.97
 Blend Category

SMALLCAP GROWTH FUND
 ADVISORS SELECT        -39.61   0.69
 /(//1//)/
 ADVISORS PREFERRED     -39.56   0.92
 /(//1//)/
 SELECT/ (//1//)/       -39.43   1.14
 PREFERRED/ (//1//)/    -39.43   1.14
Principal Global                       -33.86  66.37   -2.47  34.77  14.19
Investors Small
Company Growth
Composite
 Russell 2000 Growth    -30.25  -9.23  -22.43  43.09    1.23  12.95  11.26  31.04   -2.43
 Index
 Morningstar Small      -28.42  -9.02   -5.71  61.45    4.49  18.19  19.99  35.44   -0.28
 Growth Category

SMALLCAP S&P 600 INDEX
FUND
 ADVISORS SELECT        -15.60   5.64
 /(//1//)/
 ADVISORS PREFERRED     -15.31   5.83
 /(//1//)/
 SELECT/ (//1//)/       -15.17   6.03
 PREFERRED/ (//1//)/    -15.08   6.06
 S&P SmallCap 600       -14.63   6.54   11.80  12.40   -1.31  25.58  21.32  29.97   -4.77
 Index
 Morningstar Small      -16.17   8.41   12.84  18.18   -3.64  26.12  19.66  25.51   -0.97
 Blend Category

SMALLCAP VALUE FUND
 ADVISORS SELECT         -3.36   9.33
 /(//1//)/
 ADVISORS PREFERRED      -3.15   9.52
 /(//1//)/
 SELECT/ (//1//)/        -3.05   9.71
 PREFERRED/ (//1//)/     -2.94   9.73
Principal Global                        12.05  -8.92   -6.03  33.65  28.44
Investors Small Cap
Value Composite
 Russell 2000 Value     -11.42  14.02   22.83  -1.49   -6.45  31.78  21.37  25.75   -1.27
 Index
 Morningstar Small      -10.25  17.31   16.98   4.49   -6.99  30.04  25.53  25.13   -0.81
 Value Category

 /(1)/ Fund's
 inception 12/06/00     ------------------------------------------------------------------

PERFORMANCE RESULTS - FIXED INCOME/STABLE FUNDS


                                AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH JUNE 30, 2004)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2003
                        --------------------------------------------     ------
BOND & MORTGAGE
SECURITIES FUND
 ADVISORS SELECT
 /(//1//)/              -0.18  3.38    6.06    N/A   N/A    6.35         3.38
 ADVISORS PREFERRED
 /(//1//)/              -0.09  3.56    6.34    N/A   N/A    6.63         3.56
 SELECT/ (//1//)/        0.00  4.29    6.89    N/A   N/A    7.20         4.29
 PREFERRED/ (//1//)/     0.16  3.88    6.62    N/A   N/A    6.94         3.88
Principal Global
Investors Multi Sector
Fixed Income Composite                        6.92  7.19
 Lehman Brothers
 Aggregate Bond Index    4.11  4.11    7.57   6.62  6.95                 4.11
 Morningstar
 Intermediate-Term
 Bond Category           4.92  4.92    6.77   5.67  6.08                 4.92

CAPITAL PRESERVATION
FUND
 ADVISORS SELECT
 /(//2//)/               0.92  2.37     N/A    N/A   N/A    3.08         2.37
 ADVISORS PREFERRED
 /(//2//)/               1.01  2.53     N/A    N/A   N/A    3.25         2.53
 SELECT/ (//2//)/        1.10  2.73     N/A    N/A   N/A    3.43         2.73
 PREFERRED/ (//2//)/     1.16  2.85     N/A    N/A   N/A    3.57         2.85
Putnam Voyager Fund
Composite                            -11.38  -2.24  7.95

GOVERNMENT SECURITIES
FUND
 ADVISORS SELECT
 /(//1//)/              -0.02  0.94    4.99    N/A   N/A    5.21         0.94
 ADVISORS PREFERRED
 /(//1//)/               0.07  1.12    5.18    N/A   N/A    5.38         1.12
 SELECT/ (//1//)/        0.17  1.31    5.43    N/A   N/A    5.64         1.31
 PREFERRED/ (//1//)/     0.13  1.53    5.59    N/A   N/A    5.79         1.53
Principal Global
Investors Mortgage
Backed Securities
Composite                                     5.84  6.35
 Lehman Brothers         2.73  2.73    6.79   6.34  6.76
 Government/Mortgage
 Index                                                                   2.73
 Morningstar
 Intermediate
 Government Category     2.15  2.15    6.05   5.51  5.81                 2.15

HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND
 ADVISORS SELECT/ (1)/  -0.06  2.92    6.17    N/A   N/A    6.47         2.92
 ADVISORS PREFERRED/
 (1)/                    0.03  3.20    6.39    N/A   N/A    6.68         3.20
 SELECT/ (//1//)/        0.13  3.40    6.59    N/A   N/A    6.87         3.40
 PREFERRED/ (//1//)/     0.09  3.51    6.77    N/A   N/A    7.05         3.51
Principal Global
Investors Multi Sector
High Qual. Fixed Inc.
Composite                                     6.39   N/A
 Lehman Brothers
 Aggregate Bond Index    4.11  4.11    7.57   6.62  6.95                 4.11
 Morningstar
 Intermediate-Term
 Bond Category           4.92  4.92    6.77   5.67  6.08                 4.92

 /(1) /Fund's
 inception 12/06/00
 /(2)/ Fund's
 inception 06/15/01
                        --------------------------------------------     ------
                                            ANNUAL PERFORMANCE
                                         (YEAR ENDED DECEMBER 31)

                                                                             -------

                        2002   2001  2000   1999   1998  1997   1996  1995    1994
                        ------------------------------------------------------------
BOND & MORTGAGE
SECURITIES FUND
 ADVISORS SELECT         8.09  6.76
 /(//1//)/
 ADVISORS PREFERRED      8.58  6.94
 /(//1//)/
 SELECT/ (//1//)/        9.38  7.05
 PREFERRED/ (//1//)/     8.81  7.24
Principal Global                     12.00  -0.57  7.97  10.16  3.94  18.41   -2.05
Investors Multi Sector
Fixed Income Composite
 Lehman Brothers        10.26  8.42  11.63  -0.82  8.69   9.65  3.63  18.47   -2.92
 Aggregate Bond Index
 Morningstar             7.88  7.36   9.45  -1.22  7.42   8.76  3.30  17.35   -3.73
 Intermediate-Term
 Bond Category

CAPITAL PRESERVATION
FUND
 ADVISORS SELECT         3.37
 /(//2//)/
 ADVISORS PREFERRED      3.56
 /(//2//)/
 SELECT/ (//2//)/        3.76
 PREFERRED/ (//2//)/     3.88
Putnam Voyager Fund
Composite

GOVERNMENT SECURITIES
FUND
 ADVISORS SELECT         7.89  6.27
 /(//1//)/
 ADVISORS PREFERRED      7.98  6.55
 /(//1//)/
 SELECT/ (//1//)/        8.39  6.73
 PREFERRED/ (//1//)/     8.51  6.84
Principal Global                     11.08   0.22  7.62   9.97  3.90  19.10   -4.41
Investors Mortgage
Backed Securities
Composite
 Lehman Brothers        10.06  7.71  12.29  -0.54  8.72   9.54  3.68  17.81   -2.76
 Government/Mortgage
 Index
 Morningstar             9.07  6.84  10.76  -1.44  7.45   8.45  2.80  16.42   -4.02
 Intermediate
 Government Category

HIGH QUALITY
INTERMEDIATE-TERM BOND
FUND
 ADVISORS SELECT/ (1)/   9.07  6.62
 ADVISORS PREFERRED/     9.26  6.80
 (1)/
 SELECT/ (//1//)/        9.47  6.98
 PREFERRED/ (//1//)/     9.58  7.30
Principal Global                     10.71  -0.57  8.28   9.32
Investors Multi Sector
High Qual. Fixed Inc.
Composite
 Lehman Brothers        10.26  8.42  11.63  -0.82  8.69   9.65  3.63  13.47   -2.92
 Aggregate Bond Index
 Morningstar             7.88  7.36   9.45  -1.22  7.42   8.76  3.30  17.35   -3.73
 Intermediate-Term
 Bond Category

 /(1) /Fund's
 inception 12/06/00
 /(2)/ Fund's
 inception 06/15/01     ------------------------------------------------------------

PERFORMANCE RESULTS - FIXED INCOME/STABLE FUNDS


                              AVERAGE ANNUAL PERFORMANCE
                                (THROUGH JUNE 30, 2004)

                                                         LIFE
                         YTD   1 YR  3 YR  5 YR  10 YR  OF FUND       2003
                        -----------------------------------------     ------
HIGH QUALITY LONG-TERM
BOND FUND
 ADVISORS SELECT
 /(//1//)/              -0.40  3.48  6.36   N/A   N/A    6.80         3.48
 ADVISORS PREFERRED
 /(//1//)/              -0.31  3.57  6.51   N/A   N/A    6.95         3.57
 SELECT/ (//1//)/       -0.31  3.86  6.74   N/A   N/A    7.17         3.86
 PREFERRED/ (//1//)/    -0.25  3.99  6.84   N/A   N/A    7.23         3.99
Principal Global
Investors Long Term
Fixed Income Composite                     5.07   N/A
 Lehman Brothers
 Government/Credit
 Bond Index              4.68  4.68  8.04  6.65  6.98                 4.68
 Morningstar Long-Term
 Bond Category           7.98  7.98  8.07  6.33  6.48                 7.98

HIGH QUALITY
SHORT-TERM BOND FUND
 ADVISORS SELECT
 /(//1//)/              -0.56  2.01  5.12   N/A   N/A    5.37         2.01
 ADVISORS PREFERRED
 /(//1//)/               0.02  2.19  5.40   N/A   N/A    5.64         2.19
 SELECT/ (//1//)/       -0.28  2.41  5.26   N/A   N/A    5.51         2.41
 PREFERRED/ (//1//)/    -0.31  2.51  5.65   N/A   N/A    5.89         2.51
Principal Global
Investors Limited Term
Fixed Income Composite                     5.57   N/A
 Lehman Brothers
 Mutual Fund 1-5
 Gov't./Credit Index     3.35  3.35  6.80  6.26  6.24                 3.35
 Morningstar
 Short-Term Bond
 Category                2.39  2.39  5.02  5.07  5.28                 2.39

MONEY MARKET FUND
 ADVISORS SELECT
 /(//1//)/               0.00  0.08  1.35   N/A   N/A    1.45         0.08
 ADVISORS PREFERRED
 /(//1//)/               0.06  0.23  1.52   N/A   N/A    1.62         0.23
 SELECT/ (//1//)/        0.16  0.40  1.71   N/A   N/A    1.81         0.40
 PREFERRED/ (//1//)/     0.22  0.55  1.84   N/A   N/A    1.94         0.55
Principal Global
Investors Money Market
Composite                                  3.59  4.23

PREFERRED SECURITIES
FUND/(2)/
 ADVISORS SELECT/(3)/    0.00   N/A   N/A   N/A   N/A     N/A
 ADVISORS PREFERRED
 /(3)/                   0.00   N/A   N/A   N/A   N/A     N/A
 SELECT/(3)/             0.00   N/A   N/A   N/A   N/A     N/A
 PREFERRED/(3)/          0.09   N/A   N/A   N/A   N/A     N/A
Spectrum Preferred
Securities Composite
 Lehman Brothers
 Aggregate Bond Index    4.11  4.11  7.57  6.62  6.95                 4.11
 Morningstar
 Intermediate-Term
 Bond Category           4.92  4.92  6.77  5.67  6.08                 4.92

 /(1) /Fund's
 inception 12/06/00
 /(//2//) /Fund's
 inception 05/01/02
 /(//3//)// /Share
 Class inception
 6/1/04
                        -----------------------------------------     ------
                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2002   2001   2000   1999   1998   1997   1996  1995    1994
                        --------------------------------------------------------------
HIGH QUALITY LONG-TERM
BOND FUND
 ADVISORS SELECT        10.37   5.35
 /(//1//)/
 ADVISORS PREFERRED     10.57   5.53
 /(//1//)/
 SELECT/ (//1//)/       10.78   5.71
 PREFERRED/ (//1//)/    10.92   5.73
Principal Global                      10.40  -7.41  10.39   4.85
Investors Long Term
Fixed Income Composite
 Lehman Brothers        11.02   8.51  11.84  -2.15   9.47   9.75  2.91  19.24   -3.50
 Government/Credit
 Bond Index
 Morningstar Long-Term   8.60   7.51   9.26  -2.78   6.51  10.53  3.54  21.33   -6.13
 Bond Category

HIGH QUALITY
SHORT-TERM BOND FUND
 ADVISORS SELECT         6.98   6.44
 /(//1//)/
 ADVISORS PREFERRED      7.37   6.71
 /(//1//)/
 SELECT/ (//1//)/        6.55   6.89
 PREFERRED/ (//1//)/     7.50   7.01
Principal Global                       8.81   1.05   6.79   6.64  4.88
Investors Limited Term
Fixed Income Composite
 Lehman Brothers         8.12   9.03   8.91   2.09   7.63   7.13  4.67  12.88   -0.72
 Mutual Fund 1-5
 Gov't./Credit Index
 Morningstar             5.24   7.32   8.14   2.12   6.28   6.51  4.35  11.48   -0.86
 Short-Term Bond
 Category

MONEY MARKET FUND
 ADVISORS SELECT         0.72   3.28
 /(//1//)/
 ADVISORS PREFERRED      0.91   3.44
 /(//1//)/
 SELECT/ (//1//)/        1.10   3.65
 PREFERRED/ (//1//)/     1.23   3.78
Principal Global                       6.21   4.71   5.13   5.10  4.95   5.53    3.69
Investors Money Market
Composite

PREFERRED SECURITIES
FUND/(2)/
 ADVISORS SELECT/(3)/
 ADVISORS PREFERRED
 /(3)/
 SELECT/(3)/
 PREFERRED/(3)/
Spectrum Preferred       9.72  10.55  16.11  -5.05   8.25  12.47  7.95  23.50    4.21
Securities Composite
 Lehman Brothers        10.26   8.42  11.63  -0.82   8.69   9.65  3.63  13.47   -2.92
 Aggregate Bond Index
 Morningstar             7.88   7.36   9.45  -1.22   7.42   8.76  3.30  17.35   -3.73
 Intermediate-Term
 Bond Category

 /(1) /Fund's
 inception 12/06/00
 /(//2//) /Fund's
 inception 05/01/02
 /(//3//)// /Share
 Class inception
 6/1/04                 --------------------------------------------------------------

PERFORMANCE RESULTS - BALANCED/ASSET ALLOCATION FUNDS


                                AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH JUNE 30, 2004)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2003
                        --------------------------------------------     -------
PRINCIPAL LIFETIME
STRATEGIC INCOME FUND
 ADVISORS SELECT
 /(//1//)/               2.19  14.43    N/A    N/A    N/A   4.38         14.43
 ADVISORS PREFERRED
 /(//1//)/               2.00  14.63    N/A    N/A    N/A   4.57         14.63
 SELECT/ (//1//)/        2.19  14.75    N/A    N/A    N/A   4.75         14.75
 PREFERRED/ (//1//)/     2.28  14.98    N/A    N/A    N/A   4.91         14.98
 S&P 500 Index          28.67  28.67  -4.05  -0.57  11.06                28.67
 Lehman Brothers
 Aggregate Bond Index    4.11   4.11   7.57   6.62   6.95                 4.11
 Morningstar
 Conservative
 Allocation Category    12.79  12.79   2.57   3.75   7.40                12.79

PRINCIPAL LIFETIME
2010 FUND
 ADVISORS SELECT
 /(//1//)/               2.10  17.90    N/A    N/A    N/A   4.14         17.90
 ADVISORS PREFERRED
 /(//1//)/               2.10  18.11    N/A    N/A    N/A   4.33         18.11
 SELECT/ (//1//)/        2.20  18.22    N/A    N/A    N/A   4.51         18.22
 PREFERRED/ (//1//)/     2.38  18.38    N/A    N/A    N/A   4.61         18.38
 S&P 500 Index          28.67  28.67  -4.05  -0.57  11.06                28.67
 Lehman Brothers
 Aggregate Bond Index    4.11   4.11   7.57   6.62   6.95                 4.11
 Morningstar
 Conservative
 Allocation Category    12.79  12.79   2.57   3.75   7.40                12.79

PRINCIPAL
LIFETIME 2020 FUND
 ADVISORS SELECT
 /(//1//)/               2.11  20.62    N/A    N/A    N/A   3.91         20.62
 ADVISORS PREFERRED
 /(//1//)/               2.30  20.84    N/A    N/A    N/A   4.11         20.84
 SELECT/ (//1//)/        2.30  21.10    N/A    N/A    N/A   4.29         21.10
 PREFERRED/ (//1//)/     2.39  21.25    N/A    N/A    N/A   4.42         21.25
 S&P 500 Index          28.67  28.67  -4.05  -0.57  11.06                28.67
 Lehman Brothers
 Aggregate Bond Index    4.11   4.11   7.57   6.62   6.95                 4.11
 Morningstar Moderate
 Allocation Category    20.06  20.06   0.26   2.48   8.15                20.06

PRINCIPAL
LIFETIME 2030 FUND
 ADVISORS SELECT
 /(//1//)/               2.54  22.30    N/A    N/A    N/A   2.82         22.30
 ADVISORS PREFERRED
 /(//1//)/               2.54  22.62    N/A    N/A    N/A   3.08         22.62
 SELECT/ (//1//)/        2.68  24.93    N/A    N/A    N/A   3.86         24.93
 PREFERRED/ (//1//)/     2.73  22.88    N/A    N/A    N/A   3.34         22.88
 S&P 500 Index          28.67  28.67  -4.05  -0.57  11.06                28.67
 Lehman Brothers
 Aggregate Bond Index    4.11   4.11   7.57   6.62   6.95                 4.11
 Morningstar Moderate
 Allocation Category    20.06  20.06   0.26   2.48   8.15                20.06

PRINCIPAL
LIFETIME 2040 FUND
 ADVISORS SELECT
 /(//1//)/               2.81  23.76    N/A    N/A    N/A   2.88         23.76
 ADVISORS PREFERRED
 /(//1//)/               2.91  23.75    N/A    N/A    N/A   3.01         23.75
 SELECT/ (//1//)/        2.92  24.01    N/A    N/A    N/A   3.18         24.01
 PREFERRED/ (//1//)/     3.01  24.14    N/A    N/A    N/A   3.35         24.14
 S&P 500 Index          28.67  28.67  -4.05  -0.57  11.06                28.67
 Lehman Brothers
 Aggregate Bond Index    4.11   4.11   7.57   6.62   6.95                 4.11
 Morningstar Moderate
 Allocation Category    20.06  20.06   0.26   2.48   8.15                20.06

 /(1) /Fund's
 inception 03/01/01
                        --------------------------------------------     -------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2002    2001   2000   1999   1998   1997   1996   1995    1994
                        -----------------------------------------------------------------
PRINCIPAL LIFETIME
STRATEGIC INCOME FUND
 ADVISORS SELECT         -2.42
 /(//1//)/
 ADVISORS PREFERRED      -2.25
 /(//1//)/
 SELECT/ (//1//)/        -2.06
 PREFERRED/ (//1//)/     -1.94
 S&P 500 Index          -11.88  -11.88  -9.11  21.04  28.58  33.36  22.96  37.58    1.32
 Lehman Brothers          8.42    8.42  11.63  -0.82   8.69   9.65   3.63  18.47   -2.92
 Aggregate Bond Index
 Morningstar             -3.15   -0.81   4.40   7.15  11.63  14.86  10.65  21.46   -3.83
 Conservative
 Allocation Category

PRINCIPAL LIFETIME
2010 FUND
 ADVISORS SELECT         -5.07
 /(//1//)/
 ADVISORS PREFERRED      -4.89
 /(//1//)/
 SELECT/ (//1//)/        -4.71
 PREFERRED/ (//1//)/     -4.70
 S&P 500 Index          -22.11  -11.88  -9.11  21.04  28.58  33.36  22.96  37.58    1.32
 Lehman Brothers         10.26    8.42  11.63  -0.82   8.69   9.65   3.63  18.47   -2.92
 Aggregate Bond Index
 Morningstar             -3.15   -0.81   4.40   7.15  11.63  14.86  10.65  21.46   -3.83
 Conservative
 Allocation Category

PRINCIPAL
LIFETIME 2020 FUND
 ADVISORS SELECT         -7.68
 /(//1//)/
 ADVISORS PREFERRED      -7.51
 /(//1//)/
 SELECT/ (//1//)/        -7.34
 PREFERRED/ (//1//)/     -7.24
 S&P 500 Index          -22.11  -11.88  -9.11  21.04  28.58  33.36  22.96  37.58    1.32
 Lehman Brothers         10.26    8.42  11.63  -0.82   8.69   9.65   3.63  18.47   -2.92
 Aggregate Bond Index
 Morningstar Moderate   -11.48   -4.63   1.66  10.34  13.20  19.35  14.15  25.72   -2.28
 Allocation Category

PRINCIPAL
LIFETIME 2030 FUND
 ADVISORS SELECT        -10.72
 /(//1//)/
 ADVISORS PREFERRED     -10.46
 /(//1//)/
 SELECT/ (//1//)/       -10.39
 PREFERRED/ (//1//)/    -10.28
 S&P 500 Index          -22.11  -11.88  -9.11  21.04  28.58  33.36  22.96  37.58    1.32
 Lehman Brothers         10.26    8.42  11.63  -0.82   8.69   9.65   3.63  18.47   -2.92
 Aggregate Bond Index
 Morningstar Moderate   -11.48   -4.63   1.66  10.34  13.20  19.35  14.15  25.72   -2.28
 Allocation Category

PRINCIPAL
LIFETIME 2040 FUND
 ADVISORS SELECT        -13.25
 /(//1//)/
 ADVISORS PREFERRED     -13.09
 /(//1//)/
 SELECT/ (//1//)/       -13.03
 PREFERRED/ (//1//)/    -12.82
 S&P 500 Index          -22.11  -11.88  -9.11  21.04  28.58  33.36  22.96  37.58    1.32
 Lehman Brothers         10.26    8.42  11.63  -0.82   8.69   9.65   3.63  18.47   -2.92
 Aggregate Bond Index
 Morningstar Moderate   -11.48   -4.63   1.66  10.34  13.20  19.35  14.15  25.72   -2.28
 Allocation Category

 /(1) /Fund's
 inception 03/01/01     -----------------------------------------------------------------

PERFORMANCE RESULTS - BALANCED/ASSET ALLOCATION FUNDS


                                AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH JUNE 30, 2004)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2003
                        --------------------------------------------     -------
PRINCIPAL
LIFETIME 2050 FUND
 ADVISORS SELECT
 /(//1//)/               3.03  25.55    N/A    N/A    N/A   1.17         25.55
 ADVISORS PREFERRED
 /(//1//)/               3.23  25.80    N/A    N/A    N/A   1.32         25.80
 SELECT/ (//1//)/        3.13  26.03    N/A    N/A    N/A   1.53         26.03
 PREFERRED/ (//1//)/     3.33  26.06    N/A    N/A    N/A   1.62         26.06
 S&P 500 Index          28.67  28.67  -4.05  -0.57  11.06                28.67
 Lehman Brothers
 Aggregate Bond Index    4.11   4.11   7.57   6.62   6.95                 4.11
 Morningstar Large
 Blend Category         26.72  26.72  -4.76  -0.43   9.24                26.72

 /(1) /Fund's
 inception 03/01/01

                        --------------------------------------------     -------
                                              ANNUAL PERFORMANCE
                                           (YEAR ENDED DECEMBER 31)


                         2002    2001   2000   1999   1998   1997   1996   1995    1994
                        -----------------------------------------------------------------
PRINCIPAL
LIFETIME 2050 FUND
 ADVISORS SELECT        -16.31
 /(//1//)/
 ADVISORS PREFERRED     -16.26
 /(//1//)/
 SELECT/ (//1//)/       -16.01
 PREFERRED/ (//1//)/    -15.91
 S&P 500 Index          -22.11  -11.88  -9.11  21.04  28.58  33.36  22.96  37.58    1.32
 Lehman Brothers         10.26    8.42  11.63  -0.82   8.69   9.65   3.63  18.47   -2.92
 Aggregate Bond Index
 Morningstar Large      -22.02  -13.68  -6.97  19.72  21.95  27.43  20.37  31.99   -1.08
 Blend Category

 /(1) /Fund's
 inception 03/01/01

                        -----------------------------------------------------------------




PERFORMANCE RESULTS - REAL ESTATE FUNDS


                                AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH JUNE 30, 2004)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2003
                        --------------------------------------------     -------
REAL ESTATE SECURITIES
FUND
 ADVISORS SELECT
 /(//1//)/               4.90  37.35  16.48    N/A    N/A   17.38        37.35
 ADVISORS PREFERRED
 /(//1//)/               5.00  37.50  16.93    N/A    N/A   17.82        37.50
 SELECT/ (//1//)/        5.03  37.73  16.90    N/A    N/A   17.79        37.73
 PREFERRED/ (//1//)/     5.10  38.05  17.02    N/A    N/A   17.91        38.05
Principal Capital -
REI Real Estate
Composite                                    15.76    N/A
 Morgan Stanley REIT
 Index                  36.74  36.74  16.94  14.12    N/A                36.74
 Morningstar Specialty
 - Real Estate
 Category               36.89  36.89  16.05  14.04  11.32                36.89

 /(1) /Fund's
 inception 12/06/00

                        --------------------------------------------     -------
                                             ANNUAL PERFORMANCE
                                          (YEAR ENDED DECEMBER 31)


                        2002  2001   2000   1999    1998   1997   1996   1995    1994
                        ---------------------------------------------------------------
REAL ESTATE SECURITIES
FUND
 ADVISORS SELECT        7.05   7.49
 /(//1//)/
 ADVISORS PREFERRED     7.97   7.68
 /(//1//)/
 SELECT/ (//1//)/       7.52   7.88
 PREFERRED/ (//1//)/    7.56   7.92
Principal Capital -                  31.15  -3.01  -10.20  19.83
REI Real Estate
Composite
 Morgan Stanley REIT    3.64  12.83  26.81  -4.55  -16.90  18.58  35.89  12.90
 Index
 Morningstar Specialty  4.10   8.93  25.83  -3.35  -15.79  23.05  31.68  15.17   -0.62
 - Real Estate
 Category

 /(1) /Fund's
 inception 12/06/00

                        ---------------------------------------------------------------

PERFORMANCE RESULTS - INTERNATIONAL STOCK FUNDS




                                AVERAGE ANNUAL PERFORMANCE
                                 (THROUGH JUNE 30, 2004)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2003
                        --------------------------------------------     -------
INTERNATIONAL EMERGING
MARKETS FUND
 ADVISORS SELECT
 /(//1//)/              -3.93  55.86  11.37    N/A    N/A   10.72        55.86
 ADVISORS PREFERRED
 /(//1//)/              -3.86  56.17  11.57    N/A    N/A   10.90        56.17
 SELECT/ (//1//)/       -3.71  56.28  11.79    N/A    N/A   11.12        56.28
 PREFERRED/ (//1//)/    -3.70  56.57  11.90    N/A    N/A   11.19        56.57
Principal Global
Investors
International Emerging
Markets Equity
Composite                                    10.56    N/A
 MSCI Emerging Markets
 Free Index-ID          51.59  51.59   9.88   8.17  -1.95                51.59
 Morningstar
 Diversified Emerging
 Markets Category       55.30  55.30  12.53  11.12   1.00                55.30

INTERNATIONAL FUND I
 ADVISORS SELECT
 /(//1//)/               2.08  33.09  -6.11    N/A    N/A   -4.86        33.09
 ADVISORS PREFERRED
 /(//1//)/               2.18  33.34  -5.86    N/A    N/A   -4.61        33.34
 SELECT/ (//1//)/        2.39  35.20  -5.34    N/A    N/A   -4.07        35.20
 PREFERRED/ (//1//)/     2.41  33.80  -5.54    N/A    N/A   -4.26        33.80
Principal Global
Investors
International Large
Cap Composite                                -0.31   5.37
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND               38.59  38.59  -2.91  -0.05   4.47                38.59
 Morningstar Foreign
 Large Blend Category   33.32  33.32  -4.60   0.49   4.65                33.32

INTERNATIONAL FUND II
 ADVISORS SELECT
 /(//1//)/               4.66  37.85  -3.56    N/A    N/A   -3.60        37.85
 ADVISORS PREFERRED
 /(//1//)/               4.80  38.13  -2.22    N/A    N/A   -2.30        38.13
 SELECT/ (//1//)/        4.86  38.33  -3.18    N/A    N/A   -3.23        38.33
 PREFERRED/ (//1//)/     4.96  38.80  -3.03    N/A    N/A   -3.09        38.80
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND               38.59  38.59  -2.91  -0.05   4.47                38.59
 Morningstar Foreign
 Large Growth Category  33.15  33.15  -6.69  -0.87   2.49                33.15

PARTNERS INTERNATIONAL
FUND/(2)/
 ADVISORS SELECT/(3)/     N/A    N/A    N/A    N/A    N/A     N/A
 ADVISORS PREFERRED
 /(3)/                    N/A    N/A    N/A    N/A    N/A     N/A
 SELECT/(3)/              N/A    N/A    N/A    N/A    N/A     N/A
 PREFERRED/ //(3)/        N/A    N/A    N/A    N/A    N/A     N/A        38.80
Fidelity International
Cmposite                40.19  40.19  -0.70   3.23   7.11                40.19
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND               38.59  38.59  -2.91  -0.05   4.47                38.59
 Morningstar Foreign
 Large Blend Category   33.32  33.32  -4.60   0.49   4.65                33.32

 /(1) /Fund's
 inception 12/06/00
 /(//2//) /Fund's
 inception 12/29/03
 /(3) /Share Class
 inception 6/1/04
                        --------------------------------------------     -------
                                                ANNUAL PERFORMANCE
                                             (YEAR ENDED DECEMBER 31)


                         2002    2001    2000   1999    1998    1997   1996   1995    1994
                        --------------------------------------------------------------------
INTERNATIONAL EMERGING
MARKETS FUND
 ADVISORS SELECT         -7.59   -4.06
 /(//1//)/
 ADVISORS PREFERRED      -7.39   -3.98
 /(//1//)/
 SELECT/ (//1//)/        -7.18   -3.70
 PREFERRED/ (//1//)/     -7.08   -3.68
Principal Global                        -28.63  63.25  -17.59   11.38  25.57   7.46
Investors
International Emerging
Markets Equity
Composite
 MSCI Emerging Markets   -7.97   -4.91  -31.86  63.70  -27.52  -13.41   3.92  -6.95   -8.67
 Free Index-ID
 Morningstar             -5.90   -3.73  -31.11  71.86  -27.03   -3.68  13.35  -3.45   -9.27
 Diversified Emerging
 Markets Category

INTERNATIONAL FUND I
 ADVISORS SELECT        -17.13  -24.95
 /(//1//)/
 ADVISORS PREFERRED     -16.84  -24.76
 /(//1//)/
 SELECT/ (//1//)/       -16.68  -24.70
 PREFERRED/ (//1//)/    -16.34  -24.70
Principal Global                         -7.57  25.78   10.47   12.43  24.54  14.07   -2.38
Investors
International Large
Cap Composite
 MSCI EAFE (Europe,     -15.94  -21.44  -14.17  26.96   20.00    1.78   6.05  11.21    7.78
 Australia, Far East)
 Index-ND
 Morningstar Foreign    -16.91  -21.83  -16.02  40.08   13.55    5.99  12.31  10.76   -0.13
 Large Blend Category

INTERNATIONAL FUND II
 ADVISORS SELECT        -16.84  -21.75
 /(//1//)/
 ADVISORS PREFERRED     -13.78  -21.51
 /(//1//)/
 SELECT/ (//1//)/       -16.46  -21.46
 PREFERRED/ (//1//)/    -16.35  -21.46
 MSCI EAFE (Europe,     -15.94  -21.44  -14.17  26.96   20.00    1.78   6.05  11.21    7.78
 Australia, Far East)
 Index-ND
 Morningstar Foreign    -19.15  -24.36  -20.88  52.48   14.80    6.99  13.88  10.03   -2.73
 Large Growth Category

PARTNERS INTERNATIONAL
FUND/(2)/
 ADVISORS SELECT/(3)/
 ADVISORS PREFERRED
 /(3)/
 SELECT/(3)/
 PREFERRED/ //(3)/      -16.35  -21.46
Fidelity International  -13.21  -19.54  -12.47  36.82   19.03    6.27   8.93  12.85    9.05
Cmposite
 MSCI EAFE (Europe,     -15.94  -21.44  -14.17  26.96   20.00    1.78   6.05  11.21    7.78
 Australia, Far East)
 Index-ND
 Morningstar Foreign    -19.15  -24.36  -20.88  52.48   14.80    6.99  13.88  10.03   -2.73
 Large Blend Category

 /(1) /Fund's
 inception 12/06/00
 /(//2//) /Fund's
 inception 12/29/03
 /(3) /Share Class
 inception 6/1/04       --------------------------------------------------------------------




LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is composed of all bonds that are investment grade (rated BAA or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the Lehman Government Index and the Lehman Mortgage Backed Securities (MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasuries bonds and government sponsored agency securities with no maturity restrictions. The MBS Index includes all fixed-rate, securitized mortgage pools by GNMA, FNMA and the FHLMC.

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.


LEHMAN BROTHERS MUTUAL FUND U.S. GOVERNMENT 1-3 YEAR INDEX is composed of both the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. government). These bonds also must have maturities of 1 to 3 years.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY consists of domestic funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY consists of diversified emerging-markets funds which invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY consists of funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR FOREIGN LARGE GROWTH CATEGORY consists of funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.

MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR LONG-TERM BOND CATEGORY consists of long-term bond funds that have average durations that exceed six years. Most of them hold some portion of assets in corporate bonds, either investment-grade or high-yield issues, or both.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MID-CAP VALUE CATEGORY consists of mid-cap value funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR MODERATE ALLOCATION CATEGORY consists of domestic funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR SHORT-TERM BOND CATEGORY consists of short-term bond funds that have durations that stay between one and 3.5 years. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SMALL VALUE CATEGORY consists of small-cap value funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.


RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL 2500 GROWTH INDEX measures the performance of the 2,500 smallest companies in the Russell 3000 Growth Index with higher price-to-book ratios and higher forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth values.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.


S&P MIDCAP 400 INDEX includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

 ADDITIONAL INFORMATION


Additional information about the Fund is available in the Statement of Additional Information dated, September 27, 2004, and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders.The annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information, annual and semiannual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. To request other information about the Funds, and to make shareholder inquires, telephone 1-800-547-7754.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Capital Preservation Fund and the Money Market Fund will be able to maintain a stable share price of $1.00 per share.


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572

                         PRINCIPAL INVESTORS FUND, INC.


                      STATEMENT OF ADDITIONAL INFORMATION







                            dated September 27, 2004


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectuses. The Fund's prospectuses, dated September 27, 2004, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.


The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended October 31, 2003, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, call 1-800-247-4123 or write:

   Principal Investors Fund, Inc.
   Principal Financial Group
   Des Moines IA 50392-2080

The prospectuses for Class J shares, Select, Preferred, Advisors Signature, Advisors Select and Advisors Preferred share classes may be viewed on our web site at www.principal.com.

                               TABLE OF CONTENTS

Fund History............................................................

Description of the Fund's Investments and Risks.........................

Management..............................................................

Control Persons and Principal Holders of Securities.....................

Investment Advisory and Other Services..................................

Multiple Class Structure................................................

Brokerage Allocation and Other Practices................................

Purchase, Redemption, and Pricing of Shares

Taxation of the Funds...................................................

Calculation of Performance Data.........................................

General Information.....................................................

Financial Statements....................................................

Appendix A..............................................................

Appendix B..............................................................

FUND HISTORY


The Principal Investors Fund is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple diversified investment portfolios which are referred to as "Funds". Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy and management team.


The Fund was organized as the Principal Special Markets Fund, Inc. on January 28, 1993 as a Maryland corporation. The Fund changed its name to Principal Investors Fund effective September 14, 2000.


The Articles of Incorporation have been amended as follows:
.. September 14, 2000 to add the Bond & Mortgage Securities, Government
  Securities, High Quality Intermediate Term Bond, High Quality Long Term Bond, High Quality Short Term Bond, International I, International II, International Emerging Markets, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Real Estate, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth I, Partners SmallCap Growth II, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index and SmallCap Value Funds;
.. December 13, 2001 to add the LifeTime 2010, LifeTime 2020, LifeTime 2030,
  LifeTime 2040, LifeTime 2050, LifeTime Strategic Income Funds (referred to herein as the "Principal LifeTime" Funds) and Partners SmallCap Value Fund;
.. March 14, 2001 to add the Capital Preservation Fund;
.. April 17, 2002 to add the Preferred Securities Fund;
.. September 26, 2002 to add the LargeCap Blend I, Partners LargeCap Growth,
  Partners SmallCap Blend and Partners SmallCap Value I Funds and to change the name of the LargeCap Blend Fund to Partners LargeCap Blend Fund I;
.. September 18, 2003 to add the Partners International, Partners MidCap Growth I
  and Partners MidCap Value I Funds;
.. February 3, 2004 to change the name of the Real Estate Fund to Real Estate
  Securities Fund;
.. March 8, 2004 to add the Partners LargeCap Value Fund I, Partners SmallCap
  Growth Fund III and Partners SmallCap Value Fund II; and

.. June 21, 2004 to add the Advisors Signature Class and the High Yield Fund and the Partners LargeCap Value Fund III.

The LargeCap Blend I, Partners International, Partners LargeCap Value I, Partners MidCap Growth I, Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth III, Partners SmallCap Value I and Partners SmallCap Value I Funds each offers Institutional Class, Preferred, Select, Advisors Preferred, Advisors Select and Advisors Signature Class shares. Each of the other Funds offers these classes of shares as well as Class J shares. Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call the Principal Investors Fund at 1-800-547-7754.


DESCRIPTION OF THE FUND'S INVESTMENTS AND RISKS


FUND POLICIES
The investment objectives, principal investment policies and the main risks of each Fund are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities the Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of each Fund and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.


Except as described below as "Fundamental Restrictions," the investment policies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares, or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.


Bond & Mortgage Securities, Capital Preservation, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, International I, International II, International Emerging Markets, LargeCap Blend I, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Value, Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth I, Partners SmallCap Growth II, Partners SmallCap Growth III, Partners SmallCap Value, Partners SmallCap Value I, Partners SmallCap Value II, Preferred Securities, Real Estate Securities, SmallCap Blend, SmallCap Growth, SmallCap Value and SmallCap S&P 600 Index Funds


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

 5) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund.

 7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction applies to the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds except to the extent that the related Index also is so concentrated. This restriction does not apply to the Preferred Securities or Real Estate Securities Funds.

 9) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

NON-FUNDAMENTAL RESTRICTIONS
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (35% for Preferred Securities Fund) of its assets in foreign securities, except that the International I, International II and International Emerging Markets Funds each may invest up to 100% of its assets in foreign securities, the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds each may invest in foreign securities to the extent that the relevant index is so invested, and Government Securities may not invest in foreign securities.

 5) Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Securities Fund).

 6) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

Each Fund (except the Capital Preservation, International I, International II, and International Emerging Markets) has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


Partners International Fund


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

 3) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin). Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 4) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

 5) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 6) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

 7) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

NON-FUNDAMENTAL RESTRICTIONS
The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's present policy to:

 1) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


 2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

 3) Purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Funds

FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or sell commodities or commodities contracts except that the Fund may invest in underlying funds that may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

 3) Purchase or sell real estate or interests therein, although the Fund may purchase underlying funds which purchase securities of issuers that engage in real estate operations and securities secured by real estate or interests therein.

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions in amounts up to 33 1/3% of its total assets (including the amount borrowed) and b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes.

 5) Make loans, except that the Fund may a) purchase underlying funds which purchase and hold debt obligations; and b) enter into repurchase agreements. This limit does not apply to purchases of debt securities or commercial paper by the Fund or an underlying fund. For the purpose of this restriction, lending of fund securities by the underlying funds are not deemed to be loans.

 6) Act as an underwriter of securities, except to the extent that the Fund or an underlying fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 7) Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will concentrate its investments in the mutual fund industry. This restriction does not apply to the Fund's investments in the mutual fund industry by virtue of its investments in the underlying funds. This restriction also does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

 8) Sell securities short.

NON-FUNDAMENTAL RESTRICTIONS
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.


 2) Invest in companies for the purpose of exercising control or management.

SECURITY SELECTION
LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600  Index
------------------------------------------------------------------------
Principal Global Investors, LLC ("Principal") allocates Fund assets in approximately the same weightings as the relevant index. Principal may omit or remove any stock from the Fund if it determines that the stock is not sufficiently liquid. In addition, Principal may exclude or remove a stock from the Fund if extraordinary events or financial conditions lead it to believe that such stock should not be a part of the Fund's assets. Fund assets may be invested in futures and options.

Partners LargeCap Growth
------------------------
When Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") places a trade for the same security or futures contract for more than one account, it is normal practice that such trades will be placed as a block.
.. Execution of orders for clients who designate the use of particular brokers generally can not participate in block trades, and should generally be delayed until the execution of non-broker designated orders has been completed.
.. Execution of orders for any client who prohibits participation in block trades should generally be delayed until the execution of any block trade for the security.

Multiple Trades in the Same Security or Futures Contract
.. Intra-Day: When a security or futures contract is traded in more than one lot during a day, either all accounts trading shall participate in each lot, or an average price shall be obtained that is applicable to all accounts.
.. Multi-Day: When a security or futures contract is traded across multiple days, all accounts trading shall participate on each day, unless the record clearly demonstrates that the trading decisions were made independently.

The intended basis of allocation for a trade should be recorded prior to placing the order. When this is not practicable, the intended allocation will be recorded immediately thereafter.


Partners MidCap Growth
--------------------------
Turner Investment Partners, Inc. ("Turner") selects securities that it believes to have strong earnings growth potential. Turner seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell MidCap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest to 10% of its total assets in ADRs. Turner will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

Partners MidCap Growth I and Partners SmallCap Blend
----------------------------------------------------

The Dreyfus Corporation ("Dreyfus") uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings growth momentum measures and higher expected earnings per share growth. Once such common stocks are identified, Dreyfus constructs a portfolio that in the aggregate breakdown and risk profile resembles the Russell Midcap Growth Index (for the Partners MidCap Growth Fund I) or the S&P SmallCap 600 Index (for the Partners SmallCap Blend Fund), but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold." The decision to buy, sell or hold is made by Dreyfus based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security.

Preferred Securities
--------------------
Spectrum Asset Management, Inc. ("Spectrum"), selects preferred securities within industries deemed to have stable or improving fundamentals. The issuers must also have stable or improving credit profiles. Individual issues are selected based on the attractiveness of their yields relative to the senior debt of the same issuer, U.S. Treasuries, and other outstanding preferreds, taking into account differences in maturity, liquidity, and subordination and call features.

Partners MidCap Value I
-----------------------
Goldman Sachs Asset Management, L.P. ("GSAM") manages the Fund by using a value-oriented approach. GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

Partners SmallCap Value
-----------------------
Ark Asset Management Co., Inc. ("Ark Asset") selects stocks within a small capitalization universe, by combining a systematic quantitative approach with traditional fundamental analysis. The Sub-Advisor will use, among other things, proprietary computer models that incorporate data from several sources to identify those companies whose securities present what the Sub-Advisor believes to be favorable investment opportunities relative to the securities in the universe. The Sub-Advisor utilizes both a "Valuation Model" and an "Earnings Trend Model" in analyzing potential securities in which to invest. A traditional fundamental overlay is then applied and securities are selected for the portfolio that is structured around the Russell 2000 Value Index economic sectors to control risk.

Partners SmallCap Value II
--------------------------
Dimensional Fund Advisors Inc. ("Dimensional") believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

Portfolio construction: Generally, Dimensional structures the Fund by:
.. selecting a starting universe of securities (for example, all publicly traded
  U.S. common stocks).
.. creating a sub-set of companies meeting the Fund's investment guidelines.
.. excluding certain companies after analyzing various factors (for example, solvency).
.. purchasing stocks using a market capitalization weighted approach.

Market capitalization weighted approach means investing on a market capitalization weighted basis, which may include adjusting that weighting to consider such factors as trading strategies, liquidity management and other factors that Dimensional determines appropriate, given market conditions. Market capitalization weighted means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. the higher the stock's relative market cap, the greater its representation.


The Fund uses a market capitalization segmentation approach. Broadly speaking, this technique involves:
.. creating an initial universe of securities based on total market capitalization.
.. identifying a sub-set of companies meeting the Fund's investment guidelines. .. generally, considering a stock (which may be listed on any principal U.S.
  exchange or over-the-counter market) for purchase only if the stock's market capitalization falls within the range of the segment of total market capitalization identified for the Fund.

The Fund generally purchases stocks whose market capitalizations are in the lower 8% of total market capitalization. Total market capitalization is based on the market capitalization of U.S. operating companies lists on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market.


Selections of equity securities for the other Funds (except the Partners MidCap
-------------------------------------------------------------------------------
Value Fund).
------------
Such selections are made based on an approach described broadly as "company-by-company" fundamental analysis. Three basic steps are involved in this analysis.
.. First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.
.. Second, given some conviction as to the likely economic climate, the Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.
.. Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.

Partners MidCap Value
---------------------
Neuberger Berman Management Inc. ("Neuberger Berman") selects equity securities using the three basic steps described in the previous section, but may utilize these same steps in reverse order.

INVESTMENT STRATEGIES AND RISKS
Restricted Securities
---------------------
Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to 15%its net assets. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.


Foreign Securities
------------------
Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund's investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


Depositary Receipts
-------------------
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Funds that may invest in foreign securities may invest in:
.. American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
.. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")
  - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.


Securities of Smaller Companies
-------------------------------
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.

Unseasoned Issuers
------------------
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures
------------------------------------------------------------------------------
Contracts and Options on Futures Contracts
------------------------------------------
The Funds (except the Principal LifeTime Funds) may each engage in the practices described under this heading.

.. Spread Transactions. Each Fund may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Fund's custodian. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets.


.. Options on Securities and Securities Indices. Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase.

  . Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.


    The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.


    The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian cash or other liquid assets with a value at least equal to the exercise price of the option.


    Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

  . Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.


    When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.


    Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

  . Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

  . Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.


.. Futures Contracts and Options on Futures Contracts. Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.
  Through the purchase and sale of futures contracts and related options, a Fund seeks primarily to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase.

  . Futures Contracts. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.


    A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).


    When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Fund with its custodian for the benefit of the futures commission merchant through which the Fund engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Fund to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Fund upon termination of the futures contract if all the Fund's contractual obligations have been satisfied.


    Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.


    In using futures contracts, the Fund seeks primarily to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keep the Fund's net asset value from declining as much as it otherwise would. A Fund also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

  . Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.


    Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.


    If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.


    When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

  . Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. A Fund's successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.


    Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.


    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

  . Limitations on the Use of Futures and Options on Futures Contracts. Each
    Fund intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations.

    Each Fund may enter into futures contracts and related options transactions, primarily for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency, equity, or fixed-income markets. Each Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.


    When a Fund purchases a futures contract, or purchases a call option on a futures contract, it segregates fund assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.


High-Yield/High-Risk Bonds
--------------------------

The Bond & Mortgage Securities, Preferred Securities and Partners International Funds each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Bond & Mortgage Securities, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond and High Quality Short-Term Bond Funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
-------------------------------------

The yield characteristics of the mortgage- and asset-backed securities in which the Bond & Mortgage Securities, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, Partners International and Preferred Securities Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.


The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation ("CMO") may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity and interest rate sensitivity).

As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.


Real Estate Investment Trusts
-----------------------------
Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Zero-coupon securities
----------------------
The Funds may invest in zero-coupon securities. Zero-coupon securities are "stripped" U.S. Treasury notes and bonds. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending
------------------
All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Short Sales
-----------
Each Fund may engage in "short sales against the box." This technique involves selling either a security owned by the Fund, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Forward Foreign Currency Exchange Contracts
-------------------------------------------
The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


A Fund segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Fund has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.


Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and
-----------------------------------------------------------------------
Sale-Buybacks
-------------
The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

A Fund may use reverse repurchase agreements, mortgage dollar roles, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.


A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.


A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.


A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.


Swap Agreements and Options on Swap Agreements
----------------------------------------------

Each Fund (except Capital Preservation Fund and Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. An Fund may also enter into options on swap agreements ("swap options").

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.


Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment polices, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.


A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.


A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except Capital Preservation Fund and Money Market Fund) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.


Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Fund's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Fund's Manager or Sub-Advisor. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.


The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:
  . the frequency of trades and quotations, . the number of dealers and prospective purchasers in the marketplace, . dealer undertakings to make a market, . the nature of the security (including any demand or tender features, and . the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in illiquid securities.


For purposes of applying the Funds' investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which the Funds value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


When-Issued and Delayed Delivery Securities
-------------------------------------------
Each of the Funds may from time to time purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. The price of such a transaction is fixed at the time of the commitment, but delivery and payment take place on a later settlement date, which may be a month or more after the date of the commitment. No interest accrues to the purchaser during this period. The securities are subject to market fluctuations that involve the risk for the purchaser that yields available in the market at the time of delivery are higher than those obtained in the transaction. Each Fund only purchases securities on a when-issued or delayed delivery basis with the intention of acquiring the securities. However, a Fund may sell the securities before the settlement date, if such action is deemed advisable. At the time a Fund commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and reflects the value of the securities in determining its net asset value. Each Fund also segregates Fund assets, which must be liquid and marked to the market daily, equal in value to the Fund's commitments for when-issued or delayed delivery securities. Segregation of assets may be accomplished by placement in a segregated account on the books of the Fund's custodian, by notation on the books of the Fund's custodian that the assets in question are "segregated", or by designation of the Fund's records that such assets are segregated. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly limit the extent to which the Fund may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of a Fund's total assets that may be committed to transactions in such agreements.

Money Market Instruments/Temporary Defensive Position
-----------------------------------------------------
Each of the Capital Preservation Fund and the Money Market Fund invests all of its available assets in money market instruments maturing in 397 days or less. In addition, each Fund may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:

.. U.S. Government Securities - Securities issued or guaranteed by the U.S.
  government, including treasury bills, notes and bonds.

.. U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.

  . U.S. agency obligations include, but are not limited to, the Bank for
    Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks. . U.S. instrumentality obligations include, but are not limited to, the
    Export-Import Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

  Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

.. Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. A Fund may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.


  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.


.. Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.


.. Short-term Corporate Debt - Corporate notes, bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.


.. Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.


.. Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.


Other Investment Companies
--------------------------
The Fund reserves the right to invest up to 10% of its total assets in the securities of all investment companies including exchange-traded funds such as SPDRs and iShares (as defined below) but may not acquire more than 3% of the voting securities of any other investment company.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management and administration fees (and other expenses) paid by the Fund. However, to the extent that the Fund invests in a money market fund for which a Sub-Advisor or any of its affiliates acts as Sub-Advisor, the management and administration fees payable by the Fund to a Sub-Advisor or its affiliates will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Sub-Advisor.


SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The UIT is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to, facilitating the handling of cash flows or trading or reducing transaction
costs.   The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500 Index. The UIT will issue SPDRs in aggregations know as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 Index and the net asset value of a Portfolio Deposit.


SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.


The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved with the purchase or sale of SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying the SPDRs purchase or sold by the Fund could result in losses on SPDRs.


INDUSTRY CONCENTRATIONS
Each of the Principal LifeTime Funds concentrates its investments in the mutual fund industry.

Each of the other Funds, except Preferred Securities and Real Estate Securities, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds may concentrate their investments in a particular industry only to the extent that the relevant indices are so concentrated. The International II Fund and the Partners LargeCap Growth Fund II use the industry groups of Morgan Stanley Capital International - Global Industry Classification Standard. The Partners SmallCap Growth Fund II uses the general industry codes of Morgan Stanley Capital International. The other Funds use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC")."

PORTFOLIO TURNOVER
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.


Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.


Higher portfolio turnover rates generally increase transaction costs that are expenses of the portfolio. Active trading may generate short-term gains (losses) for taxable shareholders.


MANAGEMENT


BOARD OF DIRECTORS
Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Other than serving as Directors, most of the Board members have no affiliation with the Fund or service providers. Each Director serves until a successor is duly qualified and elected.

MANAGEMENT INFORMATION
The name, date of birth and address of the officers and Board members are shown below. Each person also has the same position with the Principal Mutual Funds and the Principal Variable Contracts Fund, Inc. which are also sponsored by Principal Life Insurance Company. Unless an address is shown, the mailing address for the Directors and Officers is the Principal Financial Group, Des Moines, Iowa 50392.

 The following directors are considered not to be "interested persons" as
 ------------------------------------------------------------------------
defined in the 1940 Act.
------------------------

                                                                                                       NUMBER
                                                                                                         OF
                                                                                                     PORTFOLIOS
                                                                                                      IN FUND          OTHER
                                                                                                      COMPLEX      DIRECTORSHIPS
                                                                                                      OVERSEEN          HELD
                        POSITION(S) HELD WITH    LENGTH OF          PRINCIPAL OCCUPATION(S)              BY              BY
NAME, ADDRESS AND AGE   FUND                    TIME SERVED           DURING PAST 5 YEARS             DIRECTOR        DIRECTOR
---------------------   ---------------------   -----------         -----------------------          ----------    -------------
James D. Davis          Director                Since 1993    Attorney. Vice President, Deere and        95             None
4940 Center Court       Member Audit and                      Company, Retired.
Bettendorf, Iowa        Nominating Committee
03/22/34

Richard W. Gilbert      Director                Since 2000    President, Gilbert Communications,         95             None
5040 Arbor Lane, #302   Member Audit and                      Inc., since 1993.
Northfield, Illinois    Nominating Committee
05/08/40

Mark A. Grimmett        Director                Since 2004    Executive Vice President and CFO,          95
6310 Deerfield Avenue   Member Audit and                      Merle Norman Cosmetics, Inc., since                       None
San Gabriel,            Nominating Committee                  2000. Prior thereto, Vice President
California                                                    and CFO.
04/03/60

William C. Kimball      Director                Since 2000    Chairman and CEO, Medicap Pharmacies,      95       Casey's General
3094 104th              Member Audit and                      Inc. Retired.                                         Store, Inc.
Urbandale, Iowa         Nominating Committee
11/28/47



Barbara A. Lukavsky     Director                Since 1993    President and CEO, Barbican                95
100 Market, #314        Member Audit and                      Enterprises, Inc., since 1997.                            None
Des Moines, Iowa        Nominating Committee
09/10/40                Member Executive
                        Committee

The following directors are considered to be "interested persons" as defined in
-------------------------------------------------------------------------------
the 1940 Act because of an affiliation with the Principal Management Corporation
--------------------------------------------------------------------------------
(the "Manager") or Principal Life Insurance Company ("Principal Life").
-----------------------------------------------------------------------

John E. Aschenbrenner  Director                Since 2000   Director, the Manager    95
08/16/49                                                    and Princor Financial
                                                            Services Corporation
                                                            ("Princor"), since
                                                            2000. President,
                                                            Insurance and                       None
                                                            Financial Services,
                                                            Principal Life, since
                                                            2003. Executive Vice
                                                            President, 2000-2003;
                                                            Prior thereto, Senior
                                                            Vice President.

Ralph C. Eucher        Director                Since 1999   Director and             95
06/14/52               President and Chief                  President, Princor
                       Executive Officer                    and the Manager,
                       Member Executive                     since 1999. Senior
                       Committee                            Vice President,                     None
                                                            Principal Life, since
                                                            2002. Prior thereto,
                                                            Vice President.

Larry D. Zimpleman     Director                Since 2001   Chairman and             95
09/07/51               Chairman of the Board                Director, Princor and
                       Member Executive                     the Manager, since
                       Committee                            2002. President,
                                                            Retirement and
                                                            Investor Services,                  None
                                                            Principal Life, since
                                                            2003. Executive Vice
                                                            President, 2001-2003.
                                                            Prior thereto, Senior
                                                            Vice President.



The Audit and Nominating Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund. In addition, the committee selects and nominate all candidates who are not "interest persons" of the Fund for election to the Board.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.


Officers (other than Directors)
-------------------------------

Craig L. Bassett     Treasurer               Since 1993   Vice President and
03/12/52                                                  Treasurer, Principal
                                                          Life, since 2000.
                                                          Senior Vice President,
                                                          1998-2000. Prior
                                                          thereto, Director -
                                                          Treasury.

Michael J. Beer      Executive Vice          Since 1993   Executive Vice
01/09/61             President                            President and Chief
                                                          Operating Officer,
                                                          Princor and the
                                                          Manager, since 1999.
                                                          Prior thereto, Vice
                                                          President and Chief
                                                          Operating Officer.

David J. Brown       Chief Compliance        Since 2004   Vice President, Product
                     Office                               & Distribution
                                                          Compliance, Principal
                                                          Life since 2004. Second
                                                          Vice President,
                                                          Compliance, 2000 to
                                                          2004. Prior thereto,
                                                          Director - Individual
                                                          Compliance, 1998 to
                                                          2000.

Jill R. Brown        Vice President          Since 2003   Vice President and
08/17/67             Chief Financial                      Chief Financial
                     Officer                              Officer, Princor, since
                                                          2003. Assistant
                                                          Financial Controller,
                                                          Principal Financial
                                                          Group, 1999-2003. Prior
                                                          thereto, Senior
                                                          Accounting Leader.

Arthur S. Filean     Senior Vice President   Since 1993   Senior Vice President,
11/04/38             and Secretary                        Princor and the
                                                          Manager, since 2000.
                                                          Vice President,
                                                          Princor, 1990-2000.
                                                          Prior thereto, Vice
                                                          President, the Manager.

Ernest H. Gillum     Vice President          Since 1993   Vice President -
06/01/55             Assistant Secretary                  Product Development,
                                                          Princor and the
                                                          Manager, since 2000.
                                                          Prior thereto, Vice
                                                          President - Compliance
                                                          and Product
                                                          Development.

Jane E. Karli        Assistant Treasurer     Since 1996   Assistant Treasurer,
04/01/57                                                  Principal Life, since
                                                          1998.

Patrick A. Kirchner  Assistant Counsel       Since 2002   Counsel, Principal
12/11/60                                                  LIfe, since 2000. Prior
                                                          thereto, Attorney.

Thomas J. Loftus     Assistant Counsel       Since 2002   Counsel, Principal
07/03/53                                                  Life, since 2002.
                                                          Counsel, Merrill Lynch
                                                          Insurance Group,
                                                          2000-2001. Prior
                                                          thereto, Counsel, The
                                                          Prudential Insurance
                                                          Company of America.

Sarah J. Pitts       Assistant Counsel       Since 2000   Counsel, Principal
12/31/45                                                  Life, since 1997.

Layne A. Rasmussen   Controller              Since 2000   Controller - Mutual
10/30/58                                                  Funds, the Manager,
                                                          since 1995.

Michael D. Roughton  Counsel                 Since 1993   Vice President and
07/10/51                                                  Senior Securities
                                                          Counsel, Principal
                                                          Life, since 1999.
                                                          Counsel, Principal
                                                          Global Investors, LLC,
                                                          Princor and the
                                                          Manager.

Jean B. Schustek     Assistant Vice          Since 2000   Assistant Vice
02/17/52             President                            President - Registered
                     Assistant Secretary                  Products, Princor and
                                                          the Manager, since
                                                          2000. Prior thereto,
                                                          Compliance Officer -
                                                          Registered Products.

 The following tables set forth the aggregate dollar range of mutual funds within the fund complex which are beneficially owned by the Directors. As of December 31, 2003, none of the Directors own any shares of the Principal Variable Contracts Fund, Inc. (all of which are owned by the Principal Life Insurance Company). Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in the Principal Investors Fund, Inc.

                                     DIRECTORS NOT CONSIDERED TO BE "INTERESTED PERSONS"
                                --------------------------------------------------------------
                                  JAMES D.       RICHARD W.      WILLIAM C.       BARBARA A.
 PRINCIPAL MUTUAL FUND              DAVIS         GILBERT         KIMBALL          LUKAVSKY
 ---------------------              -----         -------         -------          --------
Balanced                              B              B               A                 A
Bond                                  C              D               B                 E
Capital Value                         B              C               A                 A
Cash Management                       E              B               A                 D
Equity Income                         D              B               A                 A
Government Securities Income          B              B               B                 A
Growth                                D              D               A                 A
International                         B              C               B                 E
International Emerging Markets        C              A               B                 A
International SmallCap                C              A               B                 A
LargeCap Stock Index                  A              A               B                 A
Limited Term Bond                     A              A               A                 E
MidCap                                E              D               B                 A
Partners Blue Chip                    D              B               A                 A
Partners Equity Growth                A              A               B                 A
Partners LargeCap Blend               A              A               B                 A
Partners LargeCap Value               A              A               B                 A
Partners MidCap Growth                A              A               A                 A
Partners SmallCap Growth              A              A               A                 A
Real Estate Securities                A              A               B                 A
SmallCap                              A              A               B                 A
Tax-Exempt Bond                       B              A               A                 A
  TOTAL FUND COMPLEX                  E              E               C                 E

                                 DIRECTORS CONSIDERED TO BE "INTERESTED PERSONS"
                        -----------------------------------------------------------------
                               JOHN E.                RALPH C.              LARRY D.
 PRINCIPAL MUTUAL FUND      ASCHENBRENNER              EUCHER               ZIMPLEMAN
 ---------------------      -------------              ------               ---------
Balanced                          B                      A                      A
Bond                              B                      A                      A
Capital Value                     C                      A                      A
Cash Management                   B                      A                      A
Equity Income                     B                      C                      A
Government Securities
Income                            A                      C                      A
Growth                            C                      C                      A
International                     C                      A                      A
International Emerging
Markets                           A                      A                      A
International SmallCap            C                      A                      A
LargeCap Stock Index              A                      A                      A
Limited Term Bond                 C                      A                      A
MidCap                            C                      C                      A
Partners Blue Chip                C                      A                      A
Partners Equity Growth            C                      C                      A
Partners LargeCap
Blend                             A                      D                      A
Partners LargeCap
Value                             A                      D                      A
Partners MidCap Growth            B                      A                      A
Partners SmallCap
Growth                            A                      A                      A
Real Estate Securities            B                      A                      A
SmallCap                          A                      A                      A
Tax-Exempt Bond                   A                      C                      A
 PRINCIPAL INVESTORS FUND (THROUGH PARTICIPATION IN AN EMPLOYEE
 BENEFIT PLAN)
Bond & Mortgage
Securities                        B                      B                      C
Government Securities             D                      A                      A
International I                   D                      A                      C
International Emerging
Markets                           B                      A                      A
LargeCap Growth                   C                      A                      A
LargeCap S&P 500 Index            B                      C                      A
MidCap Blend                      B                      B                      C
Money Market                      B                      A                      A
Partners LargeCap
Blend I                           B                      A                      A
Partners LargeCap
Growth I                          C                      A                      A
Partners LargeCap
Value                             B                      C                      C
Partners MidCap Growth            C                      A                      A
Principal LifeTime
Strategic Income                  B                      A                      A
Real Estate Securities            C                      A                      A
SmallCap S&P 600 Index            B                      A                      A
  TOTAL FUND COMPLEX              E                      E                      E
A  None
B  $1 - $10,000
C  $10,001 - $50,000
D  $50,001 - $100,000
E  over $100,000

The Directors also serve as Directors for each of the 24 investment companies (with a total of 95 portfolios as of June 1, 2004) sponsored by Principal Life Insurance Company ("Principal Life"). Each Director who is also not an "interested person" as defined in the 1940 Act received compensation for service as a member of the Board of all such companies based on a schedule that takes into account an annual retainer amount, the number of meetings attended and the assets of the Fund for which the meetings are held. These fees and expenses are divided among the investment companies based on their relative net assets. During the period ending October 31, 2003, each director who is not an "interested person" received $71,500, except Barbara Lukavsky who received $70,500, from the fund complex.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of December 31, 2003, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.


As of September 7, 2004, Principal Life, a life insurance company organized in 1879 under the laws of Iowa, its subsidiaries and affiliates owned of record a percentage of the outstanding voting shares of each Fund:

                                               % OF OUTSTANDING
         FUND                                    SHARES OWNED
         ----                                  ----------------
         Bond & Mortgage Securities                   0.20%
         Capital Preservation                         7.21
         Government Securities                        0.01
         High Quality Intermediate-Term Bond          0.03
         High Quality Long-Term Bond                  0.13
         High Quality Short-Term Bond                 0.04
         International Emerging Markets              22.56
         International I                             15.04
         International II                             0.00
         LargeCap Blend I                            71.98
         LargeCap Growth                             21.18
         LargeCap S&P 500 Index                       0.00
         LargeCap Value                              25.45
         MidCap Blend                                 0.03
         MidCap Growth                                0.11
         MidCap S&P 400 Index                         0.02
         MidCap Value                                 0.00
         Money Market                                 0.00
         Partners International                       5.46
         Partners LargeCap Blend                      0.00
         Partners LargeCap Blend I                    0.34
         Partners LargeCap Growth                    52.68
         Partners LargeCap Growth I                   0.00
         Partners LargeCap Growth II                  0.00
         Partners LargeCap Value                      0.00
         Partners LargeCap Value I                   99.98
         Partners MidCap Growth                       0.04
         Partners MidCap Growth I                     2.57
         Partners MidCap Value                        0.06
         Partners MidCap Value I                      1.41
         Partners SmallCap Blend                      2.16
         Partners SmallCap Growth I                   0.00
         Partners SmallCap Growth II                  0.00
         Partners SmallCap Growth III                99.98
         Partners SmallCap Value                      0.01
         Partners SmallCap Value I                    0.90
         Partners SmallCap Value II                 100.00
         Preferred Securities                         0.02
         Principal LifeTime 2010                      0.00
         Principal LifeTime 2020                      0.00
         Principal LifeTime 2030                      0.00
         Principal LifeTime 2040                      0.01
         Principal LifeTime 2050                      0.02
         Principal Lifetime Strategic Income          0.02
         Real Estate Securities                       0.00
         SmallCap Blend                              14.94
         SmallCap Growth                              0.11
         SmallCap S&P 600 Index                       0.00
         SmallCap Value                               0.20

As of September 7, 2004, the following shareholders owned 5% or more of the outstanding shares of any Class of the Funds:


                         ADVISORS   ADVISORS                                     CLASS
      FUND NAME         PREFERRED    SELECT   PREFERRED  SELECT  INSTITUTIONAL     J
      ---------         ---------   --------  ---------  ------  -------------   -----
 Bond & Mortgage
 Securities Fund           592        590        593      591         594         501
 Capital Preservation
 Fund                      597        595        598      596         599         543
 Government Securities
 Fund                      612        610        613      611         614         503
 High Quality
 Intermediate-Term
 Bond Fund                 622        620        623      621         624         504
 High Quality
 Long-Term Bond Fund       632        630        633      631         634         505
 High Quality
 Short-Term Bond Fund      642        640        643      641         644         506
 International
 Emerging Markets Fund     662        660        663      661         664         507
 International Fund I      672        670        673      671         674         508
 International Fund II     812        810        813      811         814         509
 LargeCap Blend Fund I     697        695        698      696         699
 LargeCap Growth Fund      702        700        703      701         704         512
 LargeCap S&P 500
 Index Fund                712        710        713      711         714         513
 LargeCap Value Fund       722        720        723      721         724         514
 MidCap Blend Fund         742        740        743      741         749         521
 MidCap Growth Fund        752        750        753      751         759         522
 MidCap S&P 400 Index
 Fund                      762        760        763      761         769         523
 MidCap Value Fund         772        770        773      771         774         524
 Money Market Fund         782        780        783      781         784         525
 Partners
 International Fund        787        785        788      786         789
 Partners LargeCap
 Blend Fund                822        820        823      821         824         527
 Partners LargeCap
 Blend Fund I              692        690        693      691         694         511
 Partners LargeCap
 Growth Fund               827        825        828      826         829         544
 Partners LargeCap
 Growth Fund I             832        830        833      831         834         528
 Partners LargeCap
 Growth Fund II            842        840        843      841         844         529
 Partners LargeCap
 Value Fund                852        850        853      851         854         530
 Partners LargeCap
 Value Fund I              802        800        803      801         804
 Partners MidCap
 Growth Fund               872        870        873      871         874         532
 Partners MidCap
 Growth Fund I             877        875        878      876         879
 Partners MidCap Value
 Fund                      882        880        883      881         884         533
 Partners MidCap Value
 Fund I                    892        890        893      891         894
 Partners SmallCap
 Blend Fund                887        885        888      886         889
 Partners SmallCap
 Growth Fund I             902        900        906      901         904         534
 Partners SmallCap
 Growth Fund II            913        911        914      912         915         535
 Partners SmallCap
 Growth Fund III           817        815        818      816         819
 Partners SmallCap
 Value Fund                922        920        923      921         924         536
 Partners SmallCap
 Value Fund I              927        925        928      926         935
 Partners SmallCap
 Value Fund II             837        835        838      836         839
 Preferred Securities
 Fund                      938        936        939      937         929         545
 Principal LifeTime
 2010 Fund                 727        725        728      726         729         515
 Principal LifeTime
 2020 Fund                 732        730        733      731         734         516
 Principal LifeTime
 2030 Fund                 737        735        738      736         739         517
 Principal LifeTime
 2040 Fund                 746        744        747      745         748         518
 Principal LifeTime
 2050 Fund                 756        754        757      755         758         519
 Principal LifeTime
 Strategic Income Fund     766        764        767      765         768         520
 Real Estate
 Securities Fund           932        930        933      931         934         537
 SmallCap Blend Fund       942        940        943      941         944         538
 SmallCap Growth Fund      952        950        953      951         954         539
 SmallCap S&P 600
 Index Fund                962        960        963      961         964         540
 SmallCap Value Fund       972        970        973      971         974         541

FUND/CLASS                                                       PERCENTAGE OF
  NUMBER     NAME AND ADDRESS                                      OWNERSHIP
   544      PRINCIPAL LIFE INSURANCE COMPANY CUST                      5.1
            IRA OF  RICHARD H FELSEN
            23 CRICKET CLUB DR
            ROSLYN, NY 11576-2902
   590      Trustar                                                    7.4
            F B O Horizon Lines Savings & Investment Plan
            P.O. Box 8963
            Wilmington, DE 19899
   590      Delaware Charter Guarantee & Trus                          5.5
            FBO Champion Industries Inc 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19805
   590      Trustar                                                   13.8
            FBO Northside Hosp 403b
            P.O. Box 8963
            Wilmington, DE 19899
   590      Delaware Charter Guarantee & Trus                          7.6
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   590      Trustar                                                   10.4
            FBO Coach USA 401k
            P.O. Box 8963
            Wilmington, DE 19899
   591      TRUSTAR                                                    8.7
            F B O N GLANTZ & SON LLC PROFIT SHARING  PLAN
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   591      JP Morgan Chase
            F B O American Immigration Lawyers  Association            8.2
            401(k) Profit Sharing Plan & Trust
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   591      JP Morgan Chase
            F B O Grand View College Employees Money Purchase         18.6
            Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   591      JP Morgan Chase
            F B O Grand View College Employees Tax Sheltered           5.9
            Annuity
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   591      Trustar
            F B O Viking Drill & Tool Inc Factory Employees            7.8
            Retirement Saving Plan
            P.O. Box 8963
            Wilmington, DE 19899
   591      Trustar                                                   36.6
            FBO REHAU Retirment Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   592      Trustar                                                    7.3
            F B O Chino Valley Bank 401k & Profit Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   592      Trustar                                                   10.6
            FBO Teva Pharmaceuticals 401k Sav and Prof Shar
            P.O. Box 8963
            Wilmington, DE 19899
   593      DELAWARE CHARTER GUARANTEE & TRUST                         5.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   593      Trustar                                                   31.6
            F B O Southwire Balanced Fund (Retirement Plan)
            P.O. Box 8963
            Wilmington, DE 19899
   593      Trustar                                                    6.4
            FBO DOWNEY BRAND LLP EMPLOYEE RETIREMENT PLAN
            P.O. Box 8963
            Wilmington, DE 19899
   593      Delaware Charter Guarantee & Trus                          5.0
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   594      LIFETIME 2010 FUND                                        25.3
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   594      LIFETIME 2020 FUND                                        32.6
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   594      LIFETIME 2040 FUND                                         5.2
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   594      LIFETIME STRATEGIC INCOME FUND                            12.5
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   594      LIFETIME 2030 FUND                                        22.5
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   595      Trustar                                                    9.7
            F B O Taos Ski Valley Inc Profit Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   595      Trustar                                                    5.5
            FBO McClendon Resources Inc
            P.O. Box 8963
            Wilmington, DE 19899
   595      Trustar
            FBO Childrens Institute International Money               29.2
            Purchase Plan
            P.O. Box 8963
            Wilmington, DE 19899
   595      Trustar                                                   11.4
            FBO Childrens Institute International 403(b) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   595      Citizens Business Bank
            FBO AAA Electric Motor Sales & Services Inc                6.2
            Retirement Savings Plan
            225 E Colorado Blvd
            Pasadena, CA 91101
   595      Trustar                                                    5.6
            FBO Decision Research Profit Sharing Pension Plan
            P.O. Box 8963
            Wilmington, DE 19899
   595      Delaware Charter Guarantee & Trus                          5.1
            FBO Fran OrthoGr PS
            711 High Street
            Des Moines, IA 50303
   596      Trustar
            F B O Delmarva Foundation for Medication Care Inc         66.4
            MP Plan
            P.O. Box 8963
            Wilmington, DE 19899
   597      Trustar                                                   79.4
            FBO Teva Pharmaceuticals 401k Sav and Prof Shar
            P.O. Box 8963
            Wilmington, DE 19899
   597      Trustar                                                   11.2
            FBO The Packer Group 401K
            Rosalie Bredbenner P.O. Box 8963
            Wilmington, DE 19899
   598      Trustar
            FBO National Mining Association Employee Savings          74.2
            Plan
            P.O. Box 8963
            Wilmington, DE 19899
   610      Trustar                                                   10.4
            F B O Souther Lumber Company 401(k)
            P.O. Box 8963
            Wilmington, DE 19899
   610      Trustar                                                   15.4
            F B O Sabre Systems Inc 401 (k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   610      Trustar                                                   16.0
            F B O Taos Ski Valley Inc Profit
            Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   610      Trustar                                                    5.1
            FBO Chromate Products Corp Sav and Prtction Plan
            P.O. Box 8963
            Wilmington, DE 19899
   610      Delaware Charter Guarantee & Trus                          9.1
            FBO Fran OrthoGr PS
            711 High Street
            Des Moines, IA 50303
   611      JP Morgan Chase
            F B O Avery Health Care Services Money Purhase             7.3
            Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   611      JP Morgan Chase
            F B O Avery Health Care Services Tax Deferred             16.5
            Annuity Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   611      Trustar                                                   33.7
            FBO Bulgari Employees Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   611      Trustar                                                   20.0
            FBO Pathology Medical Services PC 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   611      Delaware Charter Guarantee & Trus                         21.3
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   612      Trustar                                                    8.1
            F B O Sunroc Corporation Profit Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   612      Trustar                                                   48.6
            FBO Wabash Area Development Inc 403b Plan
            P.O. Box 8963
            Wilmington, DE 19899
   612      Trustar                                                    5.2
            FBO Air Force Assoc 401K
            P.O. Box 8963
            Wilmington, DE 19899
   613      DELAWARE CHARTER GUARANTEE & TRUST                        15.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   613      Chase Manhattan Bank NA                                   20.8
            F B O Life Care Retirement Communities Inc
            Internal Revenue Code 403(B) TDA Plan
            One Chase Square
            Rochester, NY 14643
   613      BANKERS TRUST COMPANY TRUSTEE FBO                         11.1
            PARTNER RE RESTURATION
            SALARY DEFERRED PLAN
            665 LOCUST ST # HAYEK
            DES MOINES, IA 50309-3702
   613      WELLS FARGO TRUST COMPANY TRUSTEE                          6.3
            FBO WORLD INSURANCE EXECUTIVE SERP PLN
            ATTN DEANNA SWERTZIC
            1919 DOUGLAS ST
            OMAHA, NE 68102-1317
   613      Delaware Charter Guarantee & Trus                          6.8
            FBO State Fair of Texas 401k Retirment Plan
            P.O. Box 8963
            Wilmington, DE 19805
   620      DELAWARE CHARTER GUARANTEE & TRUST                         7.5
            FBO PRINCIPAL ADVANTAGE TRUST
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   620      Trustar                                                    7.7
            FBO Strato Inc 401k PS Plan
            P.O. Box 8963
            Wilmington, DE 19899
   620      Trustar                                                    7.0
            FBO Home for Aged People in Fall River 403(b) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   620      TRUSTAR                                                   29.9
            FBO TROXEL COMPANY HOURLY EMPLOYEE
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   620      Trustar
            FBO The Troxel Company 401(k) Plan for Salaried            9.8
            Employees Retirement
            P.O. Box 8963
            Wilmington, DE 19899
   620      Delaware Charter Guarantee & Trus                          8.5
            FBO CY Corp 401k
            711 High Street
            Des Moines, IA 50303
   620      Trustar                                                    8.5
            FBO Home Health & Hospice 403
            P.O. Box 8963
            Wilmington, DE 19899
   622      Trustar
            FBO The Church Of God 403(b) Pension Plan --               6.4
            Moderate
            P.O. Box 8963
            Wilmington, DE 19899
   622      Trustar
            FBO The Church Of God 403(b) Pension Plan --              12.3
            Capital Opportunities
            P.O. Box 8963
            Wilmington, DE 19899
   622      Trustar
            FBO The Church Of God 403(b) Pension Plan --              74.6
            Growth & Income
            P.O. Box 8963
            Wilmington, DE 19899
   623      CHASE MANHATTAN BANK NA                                   34.7
            FBO CHIEF INDUSTRIES THRIFT PLAN
            1 CHASE SQ
            ROCHESTER, NY 14643-0001
   623      Chase Manhattan Bank NA
            F B O Cancer Therapy & Research Foundation Money           5.0
            Purchase
            One Chase Square
            Rochester, NY 14643
   623      WELLS FARGO TRUST COMPANY TRUSTEE                         17.7
            FBO WORLD INSURANCE EXECUTIVE SERP PLN
            ATTN DEANNA SWERTZIC
            1919 DOUGLAS ST
            OMAHA, NE 68102-1317
   623      Trustar
            F B O Snellings Walters Insurance Agency 401(k)            5.8
            Plan
            P.O. Box 8963
            Wilmington, DE 19899
   623      Trustar                                                   15.2
            FBO DOWNEY BRAND LLP EMPLOYEE RETIREMENT PLAN
            P.O. Box 8963
            Wilmington, DE 19899
   630      JP Morgan Chase
            F B O Parkview Community Hospital Medical Center           6.2
            401a Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   630      Trustar                                                   47.9
            F B O Independent Publications Inc 401a
            P.O. Box 8963
            Wilmington, DE 19899
   630      Trustar                                                   20.0
            F B O Duro Textile Employees Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   630      Trustar                                                    7.3
            F B O Cosmolab 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   630      Delaware Charter Guarantee & Trus                          7.8
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   631      Trustar                                                   80.9
            FBO REHAU Retirment Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   632      JP Morgan Chase
            F B O CableTelevision Advertising Bureau Inc              26.4
            Employee 401(k) Retirement Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   632      TRUSTAR                                                   57.0
            FBO SECTION 403(B) RETIREMENT PLAN
            MARION GENERAL HOSPITAL INC
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   632      JP Morgan Chase Bank
            F B O United Bronx Parents Inc Tax Sheltered               5.9
            Annuity
            3 Chase Metrotech Center, 6th Floor
            Brooklyn, NY 11245
   633      Indiana Trust & Investment Manage
            F B O Muncie Aviation Profit Sharing & Savings            20.7
            Plan
            3930 Edison Lakes Parkway, Suite 25
            Mishawaka, IN 46546
   633      Indiana Trust & Investment Manage                          9.5
            F B O Indiana Trust and Investment  Management
            Trust Company 401(k) Profit Sharing Plan
            3930 Edison Lakes Parkway, Suite 25
            Mishawaka, IN 46546
   633      Indiana Trust & Investment Manage
            F B O Speedgrip Chuck Inc Profit Sharing Plan &           28.5
            Trust
            3930 Edison Lakes Parkway, Suite 25
            Mishawaka, IN 46546
   633      Indiana Trust & Investment Manage
            F B O Midland Engineering Co Inc  Employees Profit        11.0
            Sharing Plan & Trust
            3930 Edison Lakes Parkway, Suite 25
            Mishawaka, IN 46546
   633      J Moorhouse & R Stine TTEE                                 6.1
            FBO Bakersfield Californian NQ Pl. Trustees
            PO Box 81075
            Bakersfield, CA 93380
   640      Delaware Charter Guarantee & Trus
            FBO Permafiber Corporation 401(k) Profit Sharing          26.6
            Plan and Trust
            711 High Street
            Des Moines, IA 50303
   640      Trustar
            FBO Community Services Planning Council Inc Tax           70.4
            Sheltered Annuity Plan
            P.O. Box 8963
            Wilmington, DE 19899
   642      Trustar                                                   91.4
            F B O  HERSHEY CREAMERY COMPANY 401A
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   642      Trustar
            FBO Redlands Christian Migrant Association 403(b)          5.5
            Thrift Plan
            P.O. Box 8963
            Wilmington, DE 19899
   643      Chase Manhattan Bank NA                                   75.8
            F B O The Wesleyan Church Pension Plan
            One Chase Square
            Rochester, NY 14643
   643      Trustar                                                    8.7
            FBO DOWNEY BRAND LLP EMPLOYEE RETIREMENT PLAN
            P.O. Box 8963
            Wilmington, DE 19899
   643      Trustar                                                    6.0
            FBO Sacramento Credit Union 401k
            P.O. Box 8963
            Wilmington, DE 19899
   662      DELAWARE CHARTER GUARANTEE & TRUST                        33.4
            FBO PRINCIPAL ADVANTAGE TRUST
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   663      DELAWARE CHARTER GUARANTEE & TRUST
            FBO PRINCIPAL FINANCIAL GROUP                             36.0
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   670      DELAWARE CHARTER GUARANTEE & TRUST                         7.6
            FBO PRINCIPAL ADVANTAGE TRUST
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   670      Delaware Charter Guarantee & Trus
            FBO Hudson Valley Federal Credit Union & CUSERVE          19.5
            401 (k) PS Plan
            P.O. Box 8963
            Wilmington, DE 19805
   670      Trustar                                                    6.8
            F B O X-Ray Industries Inc TDS Plan
            P.O. Box 8963
            Wilmington, DE 19899
   670      Trustar                                                   10.9
            F B O Independent Publications Inc 401a
            P.O. Box 8963
            Wilmington, DE 19899
   670      Trustar                                                    9.2
            F B O ViroPharma Inc 401k Employees Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   670      Trustar
            FBO Candle Business Systems Inc 401(k) Plan &              8.4
            Trust
            P.O. Box 8963
            Wilmington, DE 19899
   671      Trustar                                                   71.4
            FBO REHAU Retirment Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   671      Trustar                                                   26.4
            FBO Pathology Medical Services PC 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   672      DELAWARE CHARTER GUARANTEE & TRUST                        22.5
            FBO PRINCIPAL ADVANTAGE TRUST
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   672      Trustar
            F B O Rhode Island Distributing Company 401(k)             7.5
            Profit Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   672      Trustar                                                    7.2
            F B O SVH Group 401k Profit Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   672      Trustar                                                    6.9
            F B O Health Alliance 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   672      Trustar                                                    9.4
            F B O ESS Technology Inc Salary Saving Plan
            P.O. Box 8963
            Wilmington, DE 19899
   672      Trustar
            FBO Pine Rest Christian Mental Health Services             6.2
            Savings and Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   672      Trustar                                                    8.6
            FBO The Shorenstein Company 401k
            P.O. Box 8963
            Wilmington, DE 19899
   673      DELAWARE CHARTER GUARANTEE & TRUST                        37.6
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   673      JP Morgan Chase
            F B O Capital District Physicians Health Plan Inc         15.9
            401(k) Profit Sharing Plan & Trust
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   673      Trustar
            F B O Moran Towing Corporation Fleet Employee             12.8
            Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   674      THE PRINCIPAL TRUST FOR POST- RETIREMENT MEDICAL
            BENEFITS                                                  12.3
            RETIRED IND FIELD 5073
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   674      PRINCIPAL TRUST FOR LIFE INS                               6.0
            BENEFITS FOR EE'S - RETIRED 5016
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   674      PRINCIPAL TRUST FOR HEALTH                                 9.5
            BENEFITS FOR IND FIELD - RETIRED 5025
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   674      THE PRINCIPAL TRUST FOR POST- RETIREMENT MEDICAL
            BENEFITS                                                  62.5
            RETIRED EE 5072
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   690      Trustar                                                   21.1
            F B O ViroPharma Inc 401k Employees Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   690      Trustar
            F B O Jerrys Automotive Group 401k Profit Sharing         33.2
            Plan
            P.O. Box 8963
            Wilmington, DE 19899
   690      Delaware Charter Guarantee & Trus                          8.4
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   690      Trustar                                                   33.4
            FBO Home Health & Hospice 403
            P.O. Box 8963
            Wilmington, DE 19899
   691      Delaware Charter Guarantee & Trus                         97.0
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   692      DELAWARE CHARTER GUARANTEE & TRUST                        96.7
            FBO PRINCIPAL ADVANTAGE TRUST
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   693      DELAWARE CHARTER GUARANTEE & TRUST                        50.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   693      Chase Manhattan Bank NA
            F B O Applewood Centers Inc Tax Deferred Annuity          21.2
            Plan
            One Chase Square
            Rochester, NY 14643
   693      Chase Manhattan Bank NA
            F B O Applewod Centers Inc Defined Contribution           12.6
            Pension Plan
            One Chase Square
            Rochester, NY 14643
   693      J Moorhouse & R Stine TTEE                                 7.5
            FBO Bakersfield Californian NQ Pl. Trustees
            PO Box 81075
            Bakersfield, CA 93380
   693      BANKERS TRUST COMPANY E675                                 5.0
            FBO NQ EXCESS PLAN OF HICKORY FARMS
            ANJI RAINEY 665 LOCUST ST
            DES MOINES, IA 50304-0897
   699      PRINCIPAL LIFE INSURANCE CO                               28.8
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   700      Trustar                                                   98.9
            F B O Robbins Motor Transportation Inc 401k plan
            P.O. Box 8963
            Wilmington, DE 19899
   701      JP Morgan Chase
            F B O Orange County Association of Realtors Inc            8.4
            Profit Sharing Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   701      JP Morgan Chase
            F B O American Immigration Lawyers Association            81.9
            401(k) Profit Sharing Plan & Trust
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   702      JP Morgan Chase                                           11.9
            F B O Professional Counseling Services 403b Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   702      JP Morgan Chase
            F B O Target Specialty Products 401k profit               16.9
            sharing plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   702      JP Morgan Chase                                           71.1
            F B O Western Exterminator Co 401(k)
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   703      DELAWARE CHARTER GUARANTEE & TRUST                        61.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   703      Chase Manhattan Bank NA
            F B O MacNeil/Lehrer Productions Savings and              31.7
            401(k) Plan
            One Chase Square
            Rochester, NY 14643
   704      LIFETIME 2010 FUND                                        10.4
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   704      LIFETIME 2020 FUND                                        22.8
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   704      LIFETIME 2040 FUND                                        10.1
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   704      LIFETIME 2050 FUND                                         5.3
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   704      LIFETIME 2030 FUND                                        24.1
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   704      THE PRINCIPAL TRUST FOR POST- RETIREMENT MEDICAL
            BENEFITS                                                  15.6
            RETIRED EE 5072
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   710      Trustar                                                    8.1
            FBO Waxie Sanitary Supply 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   710      Trustar                                                    6.9
            FBO Northside Hosp 403b
            P.O. Box 8963
            Wilmington, DE 19899
   711      TRUSTAR                                                   10.1
            F B O N GLANTZ & SON LLC PROFIT SHARING PLAN
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   711      Trustar
            F B O Delmarva Foundation for Medication Care Inc         23.6
            MP Plan
            P.O. Box 8963
            Wilmington, DE 19899
   711      Trustar                                                   16.2
            FBO REHAU Retirment Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   711      Trustar                                                    9.2
            FBO Pathology Medical Services PC 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   711      Delaware Charter Guarantee & Trus                          5.7
            FBO Various NonQualifed Plans
            711 High Street
            Des Moines, IA 50303
   711      Delaware Charter Guarantee & Trus                          9.6
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   712      DELAWARE CHARTER GUARANTEE & TRUST                         5.8
            FBO PRINCIPAL ADVANTAGE TRUST
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   712      Trustar
            FBO The Church Of God 403(b) Pension Plan --              13.3
            Growth & Income
            P.O. Box 8963
            Wilmington, DE 19899
   712      Trustar                                                   16.9
            FBO Teva Pharmaceuticals 401k Sav and Prof Shar
            P.O. Box 8963
            Wilmington, DE 19899
   713      DELAWARE CHARTER GUARANTEE & TRUST                         6.2
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   714      LIFETIME 2010 FUND                                        13.1
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   714      LIFETIME 2020 FUND                                        30.5
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   714      LIFETIME 2040 FUND                                        13.5
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   714      LIFETIME 2050 FUND                                         7.1
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   714      LIFETIME 2030 FUND                                        32.8
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   720      DELAWARE CHARTER GUARANTEE & TRUST                        43.5
            FBO PRINCIPAL ADVANTAGE TRUST
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   720      JP MORGAN CHASE BANK                                       8.4
            FBO THE RETIREMENT PLAN OF CUMBERLAND COMMUNITY
            ACTION PROGRAM INC
            3 CHASE METROTECH CTR FL 6
            BROOKLYN, NY 11245-0001
   720      Trustar                                                   12.8
            F B O Cosmolab 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   720      Trustar                                                   17.2
            F B O ViroPharma Inc 401k Employees Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   720      Trustar                                                    8.4
            FBO SoBRO 403b Plan
            P.O. Box 8963
            Wilmington, DE 19899
   721      JP Morgan Chase Bank
            FBO Tri County Workforce Investmen Board Inc              17.3
            /Career Track Inc TSA Plan
            3 Chase Metrotech Center, 6th Floor
            Brooklyn, NY 11245
   721      Trustee of Discover Palm Beach Coun                        6.6
            FBO 401(k)
            1555 Palm Beach Lakes Blvd
            West Palm Beach, FL 33401
   722      Trustar                                                    6.3
            F B O Imperial Home Decor Group 401k
            P.O. Box 8963
            Wilmington, DE 19899
   722      Trustar
            FBO Valley Regional Healthcare Savings and                38.5
            Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   722      Trustar                                                   49.1
            FBO 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   722      Trustar                                                    6.0
            FBO LTC Eng Ass Inc
            P.O. Box 8963
            Wilmington, DE 19899
   723      DELAWARE CHARTER GUARANTEE & TRUST                        16.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   723      Chase Manhattan Bank NA
            F B O MacNeil/Lehrer Productions Savings and              31.2
            401(k) Plan
            One Chase Square
            Rochester, NY 14643
   723      Trustar                                                   19.3
            F B O Computer Applications Specialists Inc 401(k)
            P.O. Box 8963
            Wilmington, DE 19899
   723      WELLS FARGO TRUST COMPANY TRUSTEE                         17.5
            FBO WORLD INSURANCE EXECUTIVE SERP PLN
            ATTN DEANNA SWERTZIC
            1919 DOUGLAS ST
            OMAHA, NE 68102-1317
   723      Trustar                                                    7.8
            FBO St Anthonys Medical Center 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   724      LIFETIME 2010 FUND                                         9.5
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   724      LIFETIME 2020 FUND                                        20.6
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   724      LIFETIME 2040 FUND                                         9.0
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   724      LIFETIME 2030 FUND                                        21.8
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   724      THE PRINCIPAL TRUST FOR POST- RETIREMENT MEDICAL
            BENEFITS                                                  20.3
            RETIRED EE 5072
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   725      Trustar                                                    8.8
            F B O Independent Publications Inc 401a
            P.O. Box 8963
            Wilmington, DE 19899
   725      Trustar                                                   14.8
            FBO Laman - Loesch Supply Co 401k P/S Plan
            P.O. Box 8963
            Wilmington, DE 19899
   725      Trustar                                                    7.8
            FBO Falcon Steel Company Inc 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   725      Trustar                                                   12.5
            FBO Helmark Steel Company Inc 401k Plan
            P.O. Box 8963
            Wilmington, DE 19899
   725      Trustar                                                   10.7
            FBO Health Management Services Pension Plan
            P.O. Box 8963
            Wilmington, DE 19899
   725      Delaware Charter Guarantee & Trus                         20.2
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   726      Trustar                                                   11.9
            FBO Huntington PS
            P.O. Box 8963
            Wilmington, DE 19899
   726      Trustar                                                   10.4
            FBO Glen Raven Inc 401k
            P.O. Box 8963
            Wilmington, DE 19899
   726      Delaware Charter Guarantee & Trus                         76.1
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   727      Trustar                                                   29.3
            F B O Asbestos Workers Local No 87
            Defined Contribution Pension Plan
            P.O. Box 8963
            Wilmington, DE 19899
   727      TRUSTAR                                                   12.1
            FBO SECTION 403(B) RETIREMENT PLAN
            MARION GENERAL HOSPITAL INC
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   727      Trustar
            FBO Aspen Systems Corporation 401k  Retirement             5.2
            Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   727      Trustar
            FBO Valley Regional Healthcare Savings and                23.7
            Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   727      Trustar                                                   11.9
            FBO Zionsville Comm Schools
            P.O. Box 8963
            Wilmington, DE 19899
   728      DELAWARE CHARTER GUARANTEE & TRUST                        10.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   728      TRUSTAR TRUSTEE                                            5.4
            FBO SHEET METAL WORKERS SILGAN PROD
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   728      Trustar                                                    5.1
            FBO Arthur H Thomas Savings and Investment Plan
            P.O. Box 8963
            Wilmington, DE 19899
   728      Delaware Charter Guarantee & Trus                         53.5
            FBO Appleton Papers Ret Savings
            711 High Street
            Des Moines, IA 50303
   729      PRINCIPAL LIFE INSURANCE CO                              100.0
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   730      Trustar                                                   14.1
            F B O Independent Publications Inc 401a
            P.O. Box 8963
            Wilmington, DE 19899
   730      Trustar                                                   17.5
            FBO Helmark Steel Company Inc 401k Plan
            P.O. Box 8963
            Wilmington, DE 19899
   730      Trustar                                                   11.6
            FBO Health Management Services Pension Plan
            P.O. Box 8963
            Wilmington, DE 19899
   730      Delaware Charter Guarantee & Trus                         19.2
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   730      Trustar                                                    5.5
            FBO Cypress
            P.O. Box 8963
            Wilmington, DE 19899
   731      Trustar                                                    8.1
            FBO Huntington PS
            P.O. Box 8963
            Wilmington, DE 19899
   731      Trustar                                                   15.6
            FBO Glen Raven Inc 401k
            P.O. Box 8963
            Wilmington, DE 19899
   731      Delaware Charter Guarantee & Trus                         75.3
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   732      Trustar                                                   25.3
            F B O Asbestos Workers Local No 87
            Defined Contribution Pension Plan
            P.O. Box 8963
            Wilmington, DE 19899
   732      TRUSTAR                                                   18.2
            FBO SECTION 403(B) RETIREMENT PLAN
            MARION GENERAL HOSPITAL INC
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   732      Trustar                                                    5.7
            FBO Aspen Systems Corporation 401k
            Retirement Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   732      Trustar                                                    7.7
            FBO WMH Tool Group Employees Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   732      Trustar
            FBO Valley Regional Healthcare Savings and                 9.4
            Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   732      Trustar                                                    8.4
            FBO Zionsville Comm Schools
            P.O. Box 8963
            Wilmington, DE 19899
   733      TRUSTAR TRUSTEE                                            5.4
            FBO SHEET METAL WORKERS SILGAN PROD
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   733      Trustar
            F B O Eriez Manufacturing Company 401k Profit             11.6
            Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   733      Trustar                                                   10.9
            FBO Arthur H Thomas Savings and Investment Plan
            P.O. Box 8963
            Wilmington, DE 19899
   733      Delaware Charter Guarantee & Trus                         42.2
            FBO Appleton Papers Ret Savings
            711 High Street
            Des Moines, IA 50303
   734      PRINCIPAL LIFE INSURANCE CO                              100.0
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   735      Trustar                                                    7.5
            F B O Independent Publications Inc 401a
            P.O. Box 8963
            Wilmington, DE 19899
   735      Trustar
            F B O Southwest Baptist University Tax Sheltered           6.0
            Annuity Plan
            P.O. Box 8963
            Wilmington, DE 19899
   735      Trustar                                                   15.9
            FBO Waxie Sanitary Supply 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   735      Trustar                                                   13.4
            FBO Helmark Steel Company Inc 401k Plan
            P.O. Box 8963
            Wilmington, DE 19899
   735      Trustar                                                    5.3
            FBO Health Management Services Pension Plan
            P.O. Box 8963
            Wilmington, DE 19899
   735      Trustar                                                    7.9
            FBO Struever Bros Eccles and Rouse Inc 401k
            P.O. Box 8963
            Wilmington, DE 19899
   735      Trustar                                                    5.0
            FBO Bio Serv Emp Sav
            P.O. Box 8963
            Wilmington, DE 19899
   735      Delaware Charter Guarantee & Trus                          8.0
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   736      Trustar                                                   94.4
            FBO Glen Raven Inc 401k
            P.O. Box 8963
            Wilmington, DE 19899
   737      Trustar
            F B O Asbestos Workers Local No 87 Defined                19.9
            Contribution Pension Plan
            P.O. Box 8963
            Wilmington, DE 19899
   737      Trustar                                                    8.1
            F B O Arkansas Valley Regional Medical Center 401K
            P.O. Box 8963
            Wilmington, DE 19899
   737      TRUSTAR                                                    8.0
            FBO SECTION 403(B) RETIREMENT PLAN
            MARION GENERAL HOSPITAL INC
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   737      Trustar
            FBO Aspen Systems Corporation 401k Retirement              7.8
            Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   737      Trustar
            FBO Valley Regional Healthcare Savings and                16.7
            Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   737      Trustar                                                   13.3
            FBO Zionsville Comm Schools
            P.O. Box 8963
            Wilmington, DE 19899
   738      DELAWARE CHARTER GUARANTEE & TRUST                         8.4
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   738      Chase Manhattan Bank NA                                    6.5
            F B O Adelphoi Village INc 401(k) PLan
            One Chase Square
            Rochester, NY 14643
   738      Trustar
            F B O Eriez Manufacturing Company 401k Profit             19.4
            Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   738      Trustar                                                    8.4
            F B O Alliance Consulting 401 (k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   738      Delaware Charter Guarantee & Trus                         30.3
            FBO Appleton Papers Ret Savings
            711 High Street
            Des Moines, IA 50303
   739      PRINCIPAL LIFE INSURANCE CO                              100.0
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   740      Trustar
            F B O American Accreditiation Healthcare                  13.8
            Commission 403b Plan
            P.O. Box 8963
            Wilmington, DE 19899
   740      Trustar                                                   40.1
            F B O Cosmolab 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   740      Trustar                                                   19.5
            F B O ViroPharma Inc 401k Employees Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   740      JP Morgan Chase Bank                                      15.0
            FBO Apos Christ Res Salary
            3 Chase Metrotech Center, 6th Floor
            Brooklyn, NY 11245
   740      Delaware Charter Guarantee & Trus                          6.1
            FBO CY Corp 401k
            711 High Street
            Des Moines, IA 50303
   741      Delaware Charter Guarantee & Trus                         97.6
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   742      DELAWARE CHARTER GUARANTEE & TRUST                        58.3
            FBO PRINCIPAL ADVANTAGE TRUST
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   742      Trustar
            F B O Yaggy Colby & Associate Inc 401(k) Profit            5.5
            Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   742      Trustar                                                    7.7
            F B O ESS Technology Inc Salary Saving Plan
            P.O. Box 8963
            Wilmington, DE 19899
   742      Delaware Charter Guarantee & Trus
            FBO Federation of State Boards of Physical Therapy         5.7
            401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19805
   742      JP Morgan Chase Bank
            FBO High Plains Comprehensive Comm Mental Health           5.3
            Center Retirement Plan
            3 Chase Metrotech Center, 6th Floor
            Brooklyn, NY 11245
   743      DELAWARE CHARTER GUARANTEE & TRUST                        72.9
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   743      BANKERS TRUST COMPANY TRUSTEE FBO                          5.2
            II-VI INC DEFERRED COMPENSATION PLAN
            ATTN ANJI RAINEY
            665 LOCUST ST
            DES MOINES, IA 50309-3702
   743      BANKERS TRUST COMPANY TRUSTEE FBO                          5.6
            AMERICAN MULTI CINEMA INC
            DEFERRED COMP PLAN
            665 LOCUST ST # RAINEY
            DES MOINES, IA 50309-3702
   744      Trustar                                                    5.8
            F B O Independent Publications Inc 401a
            P.O. Box 8963
            Wilmington, DE 19899
   744      Trustar                                                    7.9
            FBO Helmark Steel Company Inc 401k Plan
            P.O. Box 8963
            Wilmington, DE 19899
   744      Delaware Charter Guarantee & Trus
            FBO Panther II Transportation Inc 401(k) Profit           19.3
            Sharing Plan
            711 High Street
            Des Moines, IA 50303
   744      Trustar                                                   10.0
            FBO Bio Serv Emp Sav
            P.O. Box 8963
            Wilmington, DE 19899
   744      Delaware Charter Guarantee & Trus                         21.1
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   745      Trustar                                                    8.2
            FBO Glen Raven Inc 401k
            P.O. Box 8963
            Wilmington, DE 19899
   745      Delaware Charter Guarantee & Trus                         86.1
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   746      Trustar
            FBO Aspen Systems Corporation 401k Retirement              5.5
            Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   746      Trustar                                                    5.1
            FBO Zionsville Comm Schools
            P.O. Box 8963
            Wilmington, DE 19899
   746      Delaware Charter Guarantee & Trus                         72.7
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   747      Chase Manhattan Bank NA                                   16.0
            F B O Adelphoi Inc 403(b) Plan
            One Chase Square
            Rochester, NY 14643
   747      Trustar
            F B O Eriez Manufacturing Company 401k Profit             40.7
            Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   747      Delaware Charter Guarantee & Trus                         13.4
            FBO Appleton Papers Ret Savings
            711 High Street
            Des Moines, IA 50303
   748      PRINCIPAL LIFE INSURANCE CO                              100.0
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   750      DELAWARE CHARTER GUARANTEE & TRUST                         5.8
            FBO PRINCIPAL ADVANTAGE TRUST
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   750      Trustar                                                   88.8
            F B O Envirocon Inc 401(k) Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   752      Trustar                                                   38.8
            FBO H and V Clinic of NC 401k
            P.O. Box 8963
            Wilmington, DE 19899
   752      Duke Corporate Education TTEE                             60.5
            FBO NQ Plan of Duke Corporate Edu
            Barbara Frick 333 Liggett St.
            Durham, NC 27701
   753      Chase Manhattan Bank NA                                   27.6
            F B O CARING INC 401K PROFIT SHARING PLAN
            One Chase Square
            Rochester, NY 14643
   753      NPGC NON-QUALIFIED DEFERRED COMPE                         65.4
            ATTN: LEIMKUHLER LYLE
            PO BOX 29
            SAINT JOSEPH, MO 64502-0029
   753      JP Morgan Chase Bank                                       5.7
            FBO Center 4 Emp Opp Tax
            3 Chase Metrotech Center, 6th Floor
            Brooklyn, NY 11245
   754      Delaware Charter Guarantee & Trus
            FBO Panther II Transportation Inc 401(k) Profit           35.4
            Sharing Plan
            711 High Street
            Des Moines, IA 50303
   754      Trustar                                                    5.0
            FBO The Plitt Co 401k Profit Sharing
            P.O. Box 8963
            Wilmington, DE 19899
   754      Trustar                                                   13.2
            FBO Struever Bros Eccles and Rouse Inc 401k
            P.O. Box 8963
            Wilmington, DE 19899
   754      Trustar                                                   24.5
            FBO Bio Serv Emp Sav
            P.O. Box 8963
            Wilmington, DE 19899
   754      Delaware Charter Guarantee & Trus                          7.3
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   755      Trustar                                                   85.0
            FBO Glen Raven Inc 401k
            P.O. Box 8963
            Wilmington, DE 19899
   756      TRUSTAR                                                    5.0
            FBO SECTION 403(B) RETIREMENT PLAN
            MARION GENERAL HOSPITAL INC
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   756      Trustar
            FBO Aspen Systems Corporation 401k Retirement             30.2
            Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   756      Trustar
            FBO Valley Regional Healthcare Savings and                 9.1
            Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   756      Trustar                                                   23.0
            FBO Zionsville Comm Schools
            P.O. Box 8963
            Wilmington, DE 19899
   756      Trustar                                                    7.4
            FBO Zionsville Comm Sch 403b
            P.O. Box 8963
            Wilmington, DE 19899
   756      Trustar
            FBO Asbestos Workers Local No 87 Defined                   5.8
            Contribution Pension Plan
            P.O. Box 8963
            Wilmington, DE 19899
   757      Chase Manhattan Bank NA                                    6.0
            F B O Adelphoi Inc 403(b) Plan
            One Chase Square
            Rochester, NY 14643
   757      Trustar
            F B O Eriez Manufacturing Company 401k Profit             39.8
            Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   757      Trustar                                                   32.6
            F B O Alliance Consulting 401 (k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   757      Trustar                                                    5.3
            F B O Safeguard Scientifics Inc Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   758      PRINCIPAL LIFE INSURANCE CO                              100.0
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   759      WACHOVIA BANK FBO                                        100.0
            VARIOUS RETIREMENT PLANS 9888888836 NC 1151
            1525 WEST WT HARRIS BLVD
            CHARLOTTE, NC 28288-1151
   760      Trustar
            F B O Southwest Baptist University Tax Sheltered           9.0
            Annuity Plan
            P.O. Box 8963
            Wilmington, DE 19899
   761      JP Morgan Chase
            F B O Avery Health Care Services Money Purhase             6.2
            Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   761      JP Morgan Chase
            F B O Avery Health Care Services Tax Deferred             10.3
            Annuity Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   761      Trustar
            F B O Delmarva Foundation for Medication Care Inc         36.1
            MP Plan
            P.O. Box 8963
            Wilmington, DE 19899
   761      Trustar                                                    5.1
            FBO Bulgari Employees Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   761      Trustar                                                   16.1
            FBO REHAU Retirment Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   761      Trustar                                                   16.7
            FBO World Wildlife Fund Inc Tax Deferred Pension
            P.O. Box 8963
            Wilmington, DE 19899
   762      JP Morgan Chase
            F B O Walker Methodist 401a Retirement Savings             5.3
            Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   762      Trustar                                                    6.9
            F B O Health Alliance 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   762      Trustar                                                    8.8
            F B O Air Techniques Inc Employee Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   762      Trustar
            FBO Aspen Systems Corporation 401k Retirement              5.4
            Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   762      Delaware Charter Guarantee & Trus
            FBO Central Texas Pathology Laboratory PA                  6.4
            Employees 401(k) Savings
            711 High Street
            Des Moines, IA 50303
   762      Delaware Charter Guarantee & Trus                          6.4
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   763      Chase Manhattan Bank NA                                   27.5
            F B O The Wesleyan Church Pension Plan
            One Chase Square
            Rochester, NY 14643
   763      Trustar                                                    7.9
            F B O National Geographic 403(b) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   763      Trustar                                                    7.8
            F B O The Washington Trust Company 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   763      Delaware Charter Guarantee & Trus                          7.1
            FBO Appleton Papers Ret Savings
            711 High Street
            Des Moines, IA 50303
   764      Trustar                                                    5.8
            F B O Independent Publications Inc 401a
            P.O. Box 8963
            Wilmington, DE 19899
   764      Trustar                                                    5.0
            FBO Bridgestone APM Company 401k Plan
            P.O. Box 8963
            Wilmington, DE 19899
   764      Delaware Charter Guarantee & Trus                          7.9
            FBO Lipo Chemicals Inc 401k Profit Sharing
            711 High Street
            Des Moines, IA 50303
   764      Trustar                                                    8.9
            FBO Struever Bros Eccles and Rouse Inc 401k
            P.O. Box 8963
            Wilmington, DE 19899
   764      Trustar                                                    5.9
            FBO SoBRO 403b Plan
            P.O. Box 8963
            Wilmington, DE 19899
   764      Delaware Charter Guarantee & Trus                         34.9
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   765      Delaware Charter Guarantee & Trus                         94.3
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   766      Trustar
            F B O Asbestos Workers Local No 87 Defined                27.2
            Contribution Pension Plan
            P.O. Box 8963
            Wilmington, DE 19899
   766      TRUSTAR                                                   20.3
            FBO SECTION 403(B) RETIREMENT PLAN FOR
            MARION GENERAL HOSPITAL INC
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   766      Trustar                                                    5.0
            FBO A D S I 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   766      Trustar                                                   16.2
            FBO Zionsville Comm Schools
            P.O. Box 8963
            Wilmington, DE 19899
   766      Delaware Charter Guarantee & Trus                          6.8
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   767      DELAWARE CHARTER GUARANTEE & TRUST                        36.5
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   767      JP Morgan Chase
            F B O Osteopathic Health Systems of TX 403b                7.5
            Retirement Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   767      Trustar
            F B O Eriez Manufacturing Company 401k Profit              5.2
            Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   767      Delaware Charter Guarantee & Trus                         19.5
            FBO Appleton Papers Ret Savings
            711 High Street
            Des Moines, IA 50303
   767      J Moorhouse & R Stine TTEE                                 5.7
            FBO Bakersfield Californian NQ Pl. Trustees
            PO Box 81075
            Bakersfield, CA 93380
   768      PRINCIPAL LIFE INSURANCE CO                              100.0
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   770      Trustar                                                   83.6
            F B O C B Flooring LLC 401 (K) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   770      Trustar                                                   16.3
            F B O ViroPharma Inc 401k Employees Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   771      JP Morgan Chase
            F B O Avery Health Care Services Money Purhase            76.9
            Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   771      JP Morgan Chase
            F B O Avery Health Care Services Tax Deferred             23.0
            Annuity Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   772      DELAWARE CHARTER GUARANTEE & TRUST                       100.0
            FBO PRINCIPAL ADVANTAGE TRUST
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   773      JP MORGAN CHASE TRUSTEE                                   19.9
            FBO KENTUCKY BANKERS ASSOCIATION 401A
            4 NEW YORK PLZ FL 2
            NEW YORK, NY 10004-2413
   773      FLORIDA APPLE WEST LLC NQ EXCESS                           8.1
            ATTN SHANA HUR
            1 W 4TH ST
            WINSTON-SALEM, NC 27101-3806
   773      BANKERS TRUST COMPANY TRUSTEE FBO                         27.0
            PARTNER RE RESTURATION SALARY DEFERRED PLAN
            665 LOCUST ST # HAYEK
            DES MOINES, IA 50309-3702
   773      WEST BEND MUTUAL INSURANC CO DEF                          19.6
            ATTN ANJI HAYEK
            665 LOCUST ST
            DES MOINES, IA 50309-3702
   774      WACHOVIA BANK FBO                                        100.0
            VARIOUS RETIREMENT PLANS 9888888836 NC 1151
            1525 WEST WT HARRIS BLVD
            CHARLOTTE, NC 28288-1151
   780      Trustar                                                   12.3
            F B O John W Kennedy Co Inc Profit Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   780      Delaware Charter Guarantee & Trus                         58.6
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   781      Delaware Charter Guarantee & Trus                           54
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   782      DELAWARE CHARTER GUARANTEE & TRUST                        63.4
            FBO PRINCIPAL ADVANTAGE TRUST
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   782      Trustar                                                    5.6
            F B O Percussion Software 401 (k) Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   782      Trustar
            FBO The Church Of God 403(b) Pension Plan --               8.1
            Growth & Income
            P.O. Box 8963
            Wilmington, DE 19899
   782      Delaware Charter Guarantee & Trus                          7.5
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   783      DELAWARE CHARTER GUARANTEE & TRUST                        13.8
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   783      TRUSTAR TRUSTEE                                            8.4
            FBO SHEET METAL WORKERS SILGAN PROD
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   783      Trustar                                                   14.7
            F B O Southwire Balanced Fund (Retirement Plan)
            P.O. Box 8963
            Wilmington, DE 19899
   783      Trustar                                                    7.8
            F B O Alliance Consulting 401 (k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   783      Trustar Retirement Services TTEE
            FBO Teamsters Local Union No 541 Thrift Plan &             6.6
            Trust
            1013 Centre Rd.
            Wilmington, DE 19805
   783      Bankers Trust Company TTEE                                 6.1
            FBO NQ Plan of BBC Worldwide
            Anji Hayek 665 Locust St.
            Des Moines, IA 50304
   783      Delaware Charter Guarantee & Trus                         19.9
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   784      LIFETIME 2010 FUND                                        52.1
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   784      LIFETIME STRATEGIC INCOME FUND                            47.8
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   786      Delaware Charter Guarantee & Trus                         80.2
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   789      PRINCIPAL LIFE INSURANCE CO                               94.5
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   810      Trustar                                                    7.8
            F B O Finance America 401k elective Def P/S
            P.O. Box 8963
            Wilmington, DE 19899
   810      Trustar                                                    8.0
            FBO York Employees Profit Sharing Trust
            P.O. Box 8963
            Wilmington, DE 19899
   810      Trustar                                                    6.2
            FBO Royal Bank of Pennsylvania 401k Profit Sharing
            P.O. Box 8963
            Wilmington, DE 19899
   810      Trustar                                                    5.0
            FBO Bio Serv Emp Sav
            P.O. Box 8963
            Wilmington, DE 19899
   810      Delaware Charter Guarantee & Trus                          5.9
            FBO CY Corp 401k
            711 High Street
            Des Moines, IA 50303
   810      Delaware Charter Guarantee & Trus                         22.7
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   810      Trustar                                                    6.3
            FBO Ryko Corp 401K
            P.O. Box 8963
            Wilmington, DE 19899
   810      Trustar                                                   16.6
            FBO Coach USA 401k
            P.O. Box 8963
            Wilmington, DE 19899
   811      JP Morgan Chase
            F B O Avery Health Care Services Tax Deferred             48.5
            Annuity Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   811      JP Morgan Chase
            F B O Avery Health Care Services Money Purhase            11.8
            Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   811      Trustar                                                    9.1
            FBO Huntington PS
            P.O. Box 8963
            Wilmington, DE 19899
   811      Delaware Charter Guarantee & Trus                         30.3
            FBO Various NonQualifed Plans
            711 High Street
            Des Moines, IA 50303
   812      Trustar                                                   28.4
            F B O  HERSHEY CREAMERY COMPANY 401A
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   812      TRUSTAR                                                   16.9
            FBO SECTION 403(B) RETIREMENT PLAN
            MARION GENERAL HOSPITAL INC
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   812      Trustar
            F B O Drive Train Industries 401k  Profit Sharing          5.7
            Plan
            P.O. Box 8963
            Wilmington, DE 19899
   812      Trustar                                                    8.4
            FBO WMH Tool Group Employees Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   812      Trustar
            FBO Quality Distribution Inc 401(k) Retirement            12.3
            Plan
            P.O. Box 8963
            Wilmington, DE 19899
   812      Delaware Charter Guarantee & Trus                          5.4
            FBO Various NonQualifed Plans
            711 High Street
            Des Moines, IA 50303
   813      TRUSTAR TRUSTEE                                            6.7
            FBO SHEET METAL WORKERS SILGAN PROD
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   813      Trustar                                                   14.5
            F B O Computer Applications Specialists Inc 401(k)
            P.O. Box 8963
            Wilmington, DE 19899
   813      BANKERS TRUST COMPANY TRUSTEE FBO                          5.7
            PARTNER RE RESTURATION SALARY DEFERRED PLAN
            665 LOCUST ST # HAYEK
            DES MOINES, IA 50309-3702
   813      Trustar                                                    9.4
            FBO JM Murray Center Inc Pension Plan
            P.O. Box 8963
            Wilmington, DE 19899
   813      Delaware Charter Guarantee & Trus                         54.0
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   814      LIFETIME 2010 FUND                                         5.4
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   814      LIFETIME 2020 FUND                                        12.0
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   814      LIFETIME 2040 FUND                                         5.2
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   814      LIFETIME 2030 FUND                                        12.7
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   814      PRINCIPAL LIFE INSURANCE CO                               60.3
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   820      Trustar                                                    5.6
            F B O Independent Publications Inc 401a
            P.O. Box 8963
            Wilmington, DE 19899
   820      Trustar                                                    9.4
            FBO Bridgestone APM Company 401k Plan
            P.O. Box 8963
            Wilmington, DE 19899
   820      Trustar                                                    7.6
            FBO Waxie Sanitary Supply 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   820      Trustar                                                    5.3
            FBO Copesan SVC Inc PS 401k
            P.O. Box 8963
            Wilmington, DE 19899
   820      Delaware Charter Guarantee & Trus                          6.6
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   820      Trustar                                                    6.2
            FBO Coach USA 401k
            P.O. Box 8963
            Wilmington, DE 19899
   821      Trustar                                                   20.5
            FBO Bulgari Employees Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   821      Trustar                                                   52.0
            FBO REHAU Retirment Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   821      Trustar                                                    5.2
            FBO World Wildlife Fund Inc Tax Deferred Pension
            P.O. Box 8963
            Wilmington, DE 19899
   821      JP Morgan Chase Bank                                      11.1
            FBO Safe Horizon Inc Pension
            3 Chase Metrotech Center, 6th Floor
            Brooklyn, NY 11245
   822      JP Morgan Chase
            F B O Virginia Education Association 401(k)                6.4
            Retirement Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   822      Trustar                                                    6.6
            FBO Weiss-Aug Co Inc 401(k) Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   822      Trustar                                                    5.7
            FBO WMH Tool Group Employees Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   822      Trustar                                                    5.8
            FBO The Shorenstein Company 401k
            P.O. Box 8963
            Wilmington, DE 19899
   822      Delaware Charter Guarantee & Trus                         17.3
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   823      JP Morgan Chase
            F B O Public Housing Agency of the City of St Paul         6.1
            401(a)MPP Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   823      JP Morgan Chase
            F B O Capital District Physicians Health Plan Inc          6.7
            401(k) Profit Sharing Plan & Trust
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   823      Trustar
            F B O Moran Towing Corporation Fleet Employee              5.5
            Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   823      Trustar
            F B O Carraway Methodist Health System Profit              7.2
            Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   823      Trustar                                                   10.7
            FBO St Anthonys Medical Center 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   823      Trustar                                                    6.8
            FBO Arthur H Thomas Savings and Investment Plan
            P.O. Box 8963
            Wilmington, DE 19899
   823      Trustar                                                   13.8
            FBO Swales and Associates Inc Emp Sav and Stock
            P.O. Box 8963
            Wilmington, DE 19899
   823      Delaware Charter Guarantee & Trus                         13.5
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   824      PRINCIPAL LIFE INSURANCE CO                              100.0
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   827      Delaware Charter Guarantee & Trus                          7.1
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   830      Trustar                                                    5.7
            F B O Independent Publications Inc 401a
            P.O. Box 8963
            Wilmington, DE 19899
   830      Trustar
            F B O Jerrys Automotive Group 401k Profit Sharing          6.7
            Plan
            P.O. Box 8963
            Wilmington, DE 19899
   830      Trustar                                                    6.9
            FBO Waxie Sanitary Supply 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   831      Trustar                                                   28.3
            FBO Bulgari Employees Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   831      Trustar                                                   53.9
            FBO REHAU Retirment Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   831      Trustar                                                    5.1
            FBO World Wildlife Fund Inc Tax Deferred Pension
            P.O. Box 8963
            Wilmington, DE 19899
   832      Trustar                                                    7.4
            F B O  HERSHEY CREAMERY COMPANY 401A
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   832      Trustar
            F B O Chino Valley Bank 401k & Profit Sharing Plan        16.5

            P.O. Box 8963
            Wilmington, DE 19899
   832      Trustar
            FBO Public Health Foundation Enterprises 403(b)            5.1
            Plan
            P.O. Box 8963
            Wilmington, DE 19899
   832      Trustar
            FBO Aspen Ssytems Corporation 401k Retirement              7.9
            Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   832      Trustar                                                    5.7
            FBO WMH Tool Group Employees Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   832      Trustar
            FBO Quality Distribution Inc 401(k) Retirement             5.1
            Plan
            P.O. Box 8963
            Wilmington, DE 19899
   833      Chase Manhattan Bank NA                                    5.8
            F B O Bank Administration Institute 401K Plan
            One Chase Square
            Rochester, NY 14643
   833      Trustar                                                    6.5
            F B O National Geographic 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   833      Trustar                                                    9.3
            F B O The Washington Trust Company 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   833      Trustar                                                   12.1
            FBO Priority Health Managed Benefits Inc
            P.O. Box 8963
            Wilmington, DE 19899
   833      Delaware Charter Guarantee & Trus                          7.2
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   834      PRINCIPAL LIFE INSURANCE CO                              100.0
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   840      Trustar                                                    5.1
            FBO McClendon Resources Inc
            P.O. Box 8963
            Wilmington, DE 19899
   840      Trustar
            FBO Barksdale Bonding & Insurance Inc Retirement           6.7
            Plan
            P.O. Box 8963
            Wilmington, DE 19899
   840      TRUSTAR                                                    5.5
            FBO TROXEL COMPANY HOURLY EMPLOYEE
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   840      Trustar
            FBO The Troxel Company 401(k) Plan for Salaried            9.3
            Employees Retirement
            P.O. Box 8963
            Wilmington, DE 19899
   840      Trustar                                                    6.2
            FBO Copesan SVC Inc PS 401k
            P.O. Box 8963
            Wilmington, DE 19899
   840      Delaware Charter Guarantee & Trus                          6.1
            FBO CY Corp 401k
            711 High Street
            Des Moines, IA 50303
   840      Delaware Charter Guarantee & Trus                         12.6
            FBO Answer Prod 401k
            711 High Street
            Des Moines, IA 50303
   840      Delaware Charter Guarantee & Trus                         10.7
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   840      Trustar                                                   18.3
            FBO Coach USA 401k
            P.O. Box 8963
            Wilmington, DE 19899
   841      Trustar                                                   47.5
            FBO Pathology Medical Services PC 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   841      Delaware Charter Guarantee & Trus                         50.3
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   842      Trustar                                                    9.1
            FBO Flavine North America Inc 401k Plan
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   842      Trustar
            F B O Drive Train Industries 401k Profit Sharing          15.2
            Plan
            P.O. Box 8963
            Wilmington, DE 19899
   842      Trustar                                                    7.5
            FBO Mi T M Corporation 401k Plan
            P.O. Box 8963
            Wilmington, DE 19899
   842      Delaware Charter Guarantee & Trus                         20.9
            FBO Kool Chevrolet Inc Savings and Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19805
   842      Trustar                                                   15.3
            FBO A D S I 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   842      Delaware Charter Guarantee & Trus                          8.8
            FBO Intragrated Res Holdings Inc 401k
            711 High Street
            Des Moines, IA 50303
   842      Trustar                                                   12.2
            FBO The Shorenstein Company 401k
            P.O. Box 8963
            Wilmington, DE 19899
   843      Trustar                                                   30.6
            FBO Swales and Associates Inc Emp Sav and Stock
            P.O. Box 8963
            Wilmington, DE 19899
   843      Trustar                                                   17.6
            FBO Hartz Mt Group 401K
            P.O. Box 8963
            Wilmington, DE 19899
   843      Delaware Charter Guarantee & Trus                         48.8
            FBO Appleton Papers Ret Savings
            711 High Street
            Des Moines, IA 50303
   844      LIFETIME 2010 FUND                                         7.7
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   844      LIFETIME 2020 FUND                                        16.9
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   844      LIFETIME 2040 FUND                                         7.4
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   844      LIFETIME 2030 FUND                                        17.9
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   844      PRINCIPAL LIFE INSURANCE CO                               44.3
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   850      Delaware Charter Guarantee & Trus                          6.4
            FBO Champion Industries Inc 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19805
   850      Trustar                                                    5.3
            FBO Coach USA 401k
            P.O. Box 8963
            Wilmington, DE 19899
   851      Trustar                                                   10.5
            FBO REHAU Retirment Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   851      Trustar                                                   76.4
            FBO Glen Raven Inc 401k
            P.O. Box 8963
            Wilmington, DE 19899
   852      Trustar                                                    7.3
            F B O  HERSHEY CREAMERY COMPANY 401A
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   852      JP Morgan Chase
            F B O Virginia Education Association 401(k)                5.0
            Retirement Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   852      Trustar
            FBO Public Health Foundation Enterprises 403(b)            5.6
            Plan
            P.O. Box 8963
            Wilmington, DE 19899
   852      Trustar
            FBO Emergency Medical Foundation Inc Retirement            5.4
            Plan
            P.O. Box 8963
            Wilmington, DE 19899
   852      Trustar
            FBO Vestcom International Inc Savings for                  8.5
            Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   852      Trustar                                                   14.2
            FBO Ass Buil ContRet
            P.O. Box 8963
            Wilmington, DE 19899
   853      Trustar                                                    7.0
            FBO Swales and Associates Inc Emp Sav and Stock
            P.O. Box 8963
            Wilmington, DE 19899
   853      Delaware Charter Guarantee & Trus                         22.3
            FBO Appleton Papers Ret Savings
            711 High Street
            Des Moines, IA 50303
   854      PRINCIPAL LIFE INSURANCE CO                               89.8
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   870      Trustar
            FBO W B McCloud & Co Inc 401(k) Profit Sharing             6.8
            Plan
            P.O. Box 8963
            Wilmington, DE 19899
   870      Trustar
            FBO Section 403b Retirement Plan National Council          6.3
            of Jevenile & Family Judges Inc
            P.O. Box 8963
            Wilmington, DE 19899
   870      Delaware Charter Guarantee & Trus
            FBO Precision Color Inc Profit Sharing Plan &              6.2
            Trust
            711 High Street
            Des Moines, IA 50303
   870      Delaware Charter Guarantee & Trus                          6.5
            FBO Lipo Chemicals Inc 401k Profit Sharing
            711 High Street
            Des Moines, IA 50303
   870      Delaware Charter Guarantee & Trus                          9.0
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   870      Trustar                                                   15.9
            FBO Coach USA 401k
            P.O. Box 8963
            Wilmington, DE 19899
   871      Trustar                                                   84.0
            FBO Huntington PS
            P.O. Box 8963
            Wilmington, DE 19899
   872      TRUSTAR                                                    5.4
            FBO SECTION 403(B) RETIREMENT PLAN
            MARION GENERAL HOSPITAL INC
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   872      Trustar
            F B O Drive Train Industries 401k Profit Sharing           9.2
            Plan
            P.O. Box 8963
            Wilmington, DE 19899
   872      Trustar
            FBO Aspen Systems Corporation 401k Retirement             17.3
            Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   872      Trustar                                                   14.1
            FBO The Shorenstein Company 401k
            P.O. Box 8963
            Wilmington, DE 19899
   872      Trustar                                                   22.0
            FBO Ass Buil ContRet
            P.O. Box 8963
            Wilmington, DE 19899
   873      DELAWARE CHARTER GUARANTEE & TRUST                        15.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   873      JP Morgan Chase
            F B O Capital District Physicians Health Plan Inc         10.9
            401(k) Profit Sharing Plan & Trust
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   873      Trustar                                                   11.0
            F B O Alliance Consulting 401 (k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   873      Trustar                                                   23.6
            FBO St Anthonys Medical Center 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   873      Trustar                                                   14.6
            FBO Swales and Associates Inc Emp Sav and Stock
            P.O. Box 8963
            Wilmington, DE 19899
   878      Delaware Charter Guarantee & Trus                         90.5
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   879      PRINCIPAL LIFE INSURANCE CO                               97.4
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   880      Trustar
            F B O Union Bank & Trust Co 401(k) Profit Sharing          8.5
            Plan
            P.O. Box 8963
            Wilmington, DE 19899
   880      Trustar                                                    5.5
            FBO Rossi Wood Products Inc 401(k) PS Plan
            P.O. Box 8963
            Wilmington, DE 19899
   880      Trustar                                                    6.5
            FBO Rossi American Hardwoods Inc
            P.O. Box 8963
            Wilmington, DE 19899
   880      Trustar                                                    7.7
            FBO Cypress
            P.O. Box 8963
            Wilmington, DE 19899
   881      Trustar                                                   69.9
            FBO Bulgari Employees Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   881      Trustar                                                   10.6
            FBO Pathology Medical Services PC 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   881      Trustar                                                    8.1
            FBO Huntington PS
            P.O. Box 8963
            Wilmington, DE 19899
   881      Delaware Charter Guarantee & Trus                          9.3
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   882      Trustar                                                   12.6
            F B O  HERSHEY CREAMERY COMPANY 401A
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   882      Trustar                                                    9.2
            F B O Health Alliance 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   882      Trustar                                                    6.4
            F B O Health Alliance 403(b) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   882      Trustar
            F B O Bard Manufacturing Co Savings and Profit            13.2
            Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   882      Delaware Charter Guarantee & Trus                          5.0
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   883      Chase Manhattan Bank NA                                    6.9
            F B O Med Health System Inc 403 b Plan
            One Chase Square
            Rochester, NY 14643
   883      Chase Manhattan Bank NA                                   10.8
            F B O Hartz Mountain Group 401K plan
            One Chase Square
            Rochester, NY 14643
   883      JP Morgan Chase
            F B O Capital District Physicians Health Plan Inc         11.1
            401(k) Profit Sharing Plan & Trust
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   883      Trustar                                                    6.2
            F B O Alliance Consulting 401 (k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   883      Trustar                                                    5.6
            F B O Safeguard Scientifics Inc Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   883      Trustar                                                   35.8
            FBO Swales and Associates Inc Emp Sav and Stock
            P.O. Box 8963
            Wilmington, DE 19899
   883      Delaware Charter Guarantee & Trus                          9.1
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   884      PRINCIPAL LIFE INSURANCE CO                              100.0
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   885      Delaware Charter Guarantee & Trus                          5.2
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   886      Delaware Charter Guarantee & Trus                         37.8
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   887      Delaware Charter Guarantee & Trus                         30.9
            FBO Various NonQualifed Plans
            711 High Street
            Des Moines, IA 50303
   887      Delaware Charter Guarantee & Trus                         11.4
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   889      PRINCIPAL LIFE INSURANCE CO                               98.2
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   892      Delaware Charter Guarantee & Trus                         34.6
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   892      Delaware Charter Guarantee & Trus                         62.0
            FBO Various NonQualifed Plans
            711 High Street
            Des Moines, IA 50303
   893      Delaware Charter Guarantee & Trus                         80.8
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   894      PRINCIPAL LIFE INSURANCE CO                               98.5
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   900      Trustar                                                    7.0
            F B O Centcom LTD 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   900      Trustar                                                    6.0
            F B O Robbins Motor Transportation Inc 401k plan
            P.O. Box 8963
            Wilmington, DE 19899
   900      Trustar                                                   27.5
            F B O Ottenbergs Bakers Inc 401(k)
            P.O. Box 8963
            Wilmington, DE 19899
   900      Trustar                                                   20.6
            FBO EFC Trade Inc 401(k) Profit Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   900      Delaware Charter Guarantee & Trus
            FBO Atlas Mineral & Chemical Inx Employees 401k           13.8
            Savings Plan
            P.O. Box 8963
            Wilmington, DE 19805
   900      Delaware Charter Guarantee & Trus                          5.6
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   901      Trustar                                                   41.5
            FBO Huntington PS
            P.O. Box 8963
            Wilmington, DE 19899
   901      Delaware Charter Guarantee & Trus                         53.3
            FBO Various NonQualifed Plans
            711 High Street
            Des Moines, IA 50303
   902      DELAWARE CHARTER GUARANTEE & TRUST                        13.3
            FBO PRINCIPAL ADVANTAGE TRUST
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   902      Trustar
            F B O Atlantic Corporation of Wilmington Inc              34.6
            401(k) PS Plan
            P.O. Box 8963
            Wilmington, DE 19899
   902      Trustar                                                   22.1
            F B O SVH Group 401k Profit Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   902      JP Morgan Chase                                           10.7
            F B O Western Exterminator Co 401 (k)
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   904      PRINCIPAL LIFE INSURANCE CO                              100.0
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   906      Chase Manhattan Bank NA
            F B O New York Medical Alliance Profit Sharing             5.4
            Plan
            One Chase Square
            Rochester, NY 14643
   906      Chase Manhattan Bank NA                                    7.8
            F B O Adelphoi Village INc 401(k) PLan
            One Chase Square
            Rochester, NY 14643
   906      Trustar                                                   16.6
            F B O Computer Applications Specialists Inc 401(k)
            P.O. Box 8963
            Wilmington, DE 19899
   911      Trustar
            F B O Southwest Baptist University Tax Sheltered           5.9
            Annuity Plan
            P.O. Box 8963
            Wilmington, DE 19899
   911      Delaware Charter Guarantee & Trus                          6.3
            FBO Champion Industries Inc 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19805
   911      Delaware Charter Guarantee & Trus                          6.1
            FBO Lipo Chemicals Inc 401k Profit  Sharing
            711 High Street
            Des Moines, IA 50303
   911      Delaware Charter Guarantee & Trus                          6.5
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   911      Trustar                                                    9.2
            FBO Mott Metal 401k
            P.O. Box 8963
            Wilmington, DE 19899
   911      Trustar                                                   11.8
            FBO Coach USA 401k
            P.O. Box 8963
            Wilmington, DE 19899
   912      TRUSTAR                                                   28.1
            F B O N GLANTZ & SON LLC PROFIT SHARING PLAN
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   912      Trustar                                                   13.2
            FBO REHAU Retirment Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   912      Trustar                                                    9.1
            FBO World Wildlife Fund Inc Tax Deferred Pension
            P.O. Box 8963
            Wilmington, DE 19899
   912      Delaware Charter Guarantee & Trus                         44.4
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   913      Trustar
            F B O Rhode Island Distributing Company 401(k)            11.1
            Profit Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   913      Trustar                                                   15.0
            F B O Chino Valley Bank 401k & Profit Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   913      Trustar
            FBO Aspen Systems Corporation 401k Retirement             11.2
            Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   913      Trustar                                                    8.5
            FBO WMH Tool Group Employees Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   913      Trustar                                                    6.8
            FBO The Shorenstein Company 401k
            P.O. Box 8963
            Wilmington, DE 19899
   914      Trustar
            F B O Moran Towing Corporation Fleet Employee              6.3
            Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   914      Trustar                                                    7.9
            FBO Swales and Associates Inc Emp Sav and Stock
            P.O. Box 8963
            Wilmington, DE 19899
   914      Delaware Charter Guarantee & Trus                         48.1
            FBO Appleton Papers Ret Savings
            711 High Street
            Des Moines, IA 50303
   915      PRINCIPAL LIFE INSURANCE CO                               92.4
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   920      Trustar                                                    9.1
            F B O Independent Publications Inc 401a
            PO BOX 8963
            WILMINGTON, DE 19899-8963
   920      JP MORGAN CHASE TRUSTEE                                   12.1
            FBO PACKAGING SERVICES OF MARYLAND INC
            4 NEW YORK PLZ FL 2
            NEW YORK, NY 10004-2413
   920      Trustar                                                    5.0
            F B O Steere Enterprises Inc (401K)
            P.O. Box 8963
            Wilmington, DE 19899
   920      Trustar                                                    8.4
            F B O Ottenbergs Bakers Inc 401(k)
            P.O. Box 8963
            Wilmington, DE 19899
   920      Trustar                                                    6.1
            F B O Souther Lumber Company 401(k)
            P.O. Box 8963
            Wilmington, DE 19899
   921      JP Morgan Chase
            F B O Avery Health Care Services Tax Deferred             11.6
            Annuity Plan
            4 NEW YORK PLZ FL 2
            NEW YORK, NY 10004-2413
   921      JP Morgan Chase
            F B O Hamilton Madison House Inc Tax Sheltered            24.5
            Annuity
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   922      JP Morgan Chase                                            9.8
            F B O Western Exterminator Co 401(k)
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   922      Trustar
            F B O Atlantic Corporation of Wilmington Inc               6.9
            401(k) PS Plan
            P.O. Box 8963
            Wilmington, DE 19899
   922      Trustar                                                   19.3
            F B O Health Alliance 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   922      Trustar
            F B O Bard Manufacturing Co Savings and Profit            22.9
            Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   923      CHASE MANHATTAN BANK NA                                   15.3
            FBO CHIEF INDUSTRIES THRIFT PLAN
            1 CHASE SQ
            ROCHESTER, NY 14643-0001
   923      JP Morgan Chase                                           10.4
            F B O Education Minnesota 401a Retirement Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   923      JP Morgan Chase
            F B O Public Housing Agency of the City of St Paul         5.2
            401(a)MPP Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   923      Trustar                                                    9.8
            F B O National Geographic 403(b) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   923      Trustar
            F B O Eriez Manufacturing Company 401k Profit              9.3
            Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   924      PRINCIPAL LIFE INSURANCE CO                              100.0
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   925      Trustar                                                   37.1
            FBO Northside Hosp 403b
            P.O. Box 8963
            Wilmington, DE 19899
   925      Trustar                                                    8.5
            FBO Cypress
            P.O. Box 8963
            Wilmington, DE 19899
   926      Trustar                                                    8.0
            FBO Bulgari Employees Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   926      Trustar                                                   49.7
            FBO REHAU Retirment Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   926      Delaware Charter Guarantee & Trus                         19.2
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   927      Trustar
            FBO Aspen Systems Corporation 401k Retirement              9.5
            Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   927      Delaware Charter Guarantee & Trus                          5.7
            FBO Intragrated Res Holdings Inc 401k
            711 High Street
            Des Moines, IA 50303
   927      Trustar                                                   30.9
            FBO The Shorenstein Company 401k
            P.O. Box 8963
            Wilmington, DE 19899
   928      Trustar                                                    7.2
            FBO North Island Credit Union Salary Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   928      Trustar                                                    6.4
            FBO Priority Health Managed Benefis Inc
            P.O. Box 8963
            Wilmington, DE 19899
   928      Trustar                                                   22.3
            FBO Hartz Mt Group 401K
            P.O. Box 8963
            Wilmington, DE 19899
   928      Delaware Charter Guarantee & Trus                          5.0
            FBO Appleton Papers Ret Savings
            711 High Street
            Des Moines, IA 50303
   928      Delaware Charter Guarantee & Trus                         30.2
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   928      Trustar                                                    6.8
            FBO St AemLakeside 403b
            P.O. Box 8963
            Wilmington, DE 19899
   929      LIFETIME 2010 FUND                                        10.8
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   929      LIFETIME 2020 FUND                                        15.3
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   929      LIFETIME 2030 FUND                                        10.0
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   929      PRINCIPAL LIFE INSURANCE CO                               55.9
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   930      Trustar                                                   11.2
            F B O Horizon Lines Savings & Investment Plan
            P.O. Box 8963
            Wilmington, DE 19899
   930      Delaware Charter Guarantee & Trus
            FBO Marquis & Aurbach A Professional Corporation           9.3
            401(k) PS Plan
            P.O. Box 8963
            Wilmington, DE 19805
   930      Delaware Charter Guarantee & Trus                          5.1
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   931      Chase Manhattan Bank NA                                   11.7
            F B O From the Heart Church Ministries (403b Plan)
            One Chase Square
            Rochester, NY 14643
   931      JP Morgan Chase
            F B O American Immigration Lawyers Association            12.6
            401(k) Profit Sharing Plan & Trust
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   931      Trustar
            F B O Viking Drill & Tool Inc Employees Retirement        14.4
            Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   931      Trustar                                                   44.4
            FBO World Wildlife Fund Inc Tax Deferred Pension
            P.O. Box 8963
            Wilmington, DE 19899
   932      DELAWARE CHARTER GUARANTEE & TRUST                        13.8
            FBO PRINCIPAL ADVANTAGE TRUST
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   932      Trustar
            FBO The Church Of God 403(b) Pension Plan --               7.5
            Agressive Growth
            P.O. Box 8963
            Wilmington, DE 19899
   932      Trustar
            FBO The Church Of God 403(b) Pension Plan --               6.1
            Capital Opportunities
            P.O. Box 8963
            Wilmington, DE 19899
   932      Trustar
            FBO The Church Of God 403(b) Pension Plan --              20.4
            Growth & Income
            P.O. Box 8963
            Wilmington, DE 19899
   933      DELAWARE CHARTER GUARANTEE & TRUST                         9.1
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   933      Chase Manhattan Bank NA                                   18.4
            F B O The Wesleyan Church Pension Plan
            One Chase Square
            Rochester, NY 14643
   933      Trustar                                                   12.7
            F B O National Geographic 403(b) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   934      LIFETIME 2010 FUND                                        16.7
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   934      LIFETIME 2020 FUND                                        17.7
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   934      LIFETIME STRATEGIC INCOME FUND                             9.4
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   934      LIFETIME 2030 FUND                                        13.4
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   934      PRINCIPAL LIFE INSURANCE CO                               38.3
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   935      PRINCIPAL LIFE INSURANCE CO                               99.6
            C/O PENSION TRADE DESK
            PO BOX 9397
            DES MOINES, IA 50306-9397
   940      Trustar
            F B O Higgins Development Partners LLC 401 ( k )           9.7
            Savings and Profit
            P.O. Box 8963
            Wilmington, DE 19899
   940      Delaware Charter Guarantee & Trus                         78.1
            FBO Champion Industries Inc 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19805
   941      JP Morgan Chase
            F B O Orange County Association of Realtors Inc            5.6
            Profit Sharing Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   942      DELAWARE CHARTER GUARANTEE & TRUST                        86.9
            FBO PRINCIPAL ADVANTAGE TRUST
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   942      Delaware Charter Guarantee & Trus
            FBO Federation of State Boards of Physical Therapy         5.7
            401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19805
   943      Trustar                                                    9.3
            FBO St Anthonys Medical Center 403(b) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   943      Trustar                                                   74.9
            FBO St Anthonys Medical Center 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   944      THE PRINCIPAL TRUST FOR POST-                             12.4
            RETIREMENT MEDICAL BENEFITS RETIRED IND FIELD 5073
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   944      PRINCIPAL TRUST FOR LIFE INS                               6.0
            BENEFITS FOR EE'S - RETIRED 5016
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   944      PRINCIPAL TRUST FOR HEALTH                                 9.3
            BENEFITS FOR IND FIELD - RETIRED 5025
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   944      THE PRINCIPAL TRUST FOR POST-                             62.7
            RETIREMENT MEDICAL BENEFITS RETIRED EE 5072
            ATTN CRYSTAL MORRIS S-003-S60
            PRINCIPAL FINANCIAL GROUP
            DES MOINES, IA 50392-0480
   950      DELAWARE CHARTER GUARANTEE & TRUST                        99.4
            FBO PRINCIPAL ADVANTAGE TRUST
            ATTN: RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   953      NPGC NON-QUALIFIED DEFERRED COMPE                         11.6
            ATTN LEIMKUHLER LYLE
            PO BOX 29
            SAINT JOSEPH, MO 64502-0029
   953      Chase Manhattan Bank NA                                   43.2
            F B O California Community Reinvestment
            Corporation 401(k) Profit Sharing Plan and Trust
            One Chase Square
            Rochester, NY 14643
   953      JP Morgan Chase
            F B O Atchison Hospital Assoc Inc Profit Sharing          28.0
            Plan and Trust
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   953      Trustar                                                    5.1
            F B O Prestera Center 457(b) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   960      Trustar                                                    9.2
            FBO Mott Metal 401k
            P.O. Box 8963
            Wilmington, DE 19899
   961      Trustar
            F B O Delmarva Foundation for Medication Care Inc         38.2
            MP Plan
            P.O. Box 8963
            Wilmington, DE 19899
   961      Trustar                                                   11.2
            FBO REHAU Retirment Savings Plan
            P.O. Box 8963
            Wilmington, DE 19899
   961      Trustar                                                   16.6
            FBO Pathology Medical Services PC 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   961      Trustar                                                   16.5
            FBO World Wildlife Fund Inc Tax Deferred Pension
            P.O. Box 8963
            Wilmington, DE 19899
   962      Trustar                                                    6.3
            F B O Bioproducts Inc 401k Plan
            P.O. Box 8963
            Wilmington, DE 19899
   962      Trustar                                                   22.5
            FBO Teva Pharmaceuticals 401k Sav and Prof Shar
            P.O. Box 8963
            Wilmington, DE 19899
   963      DELAWARE CHARTER GUARANTEE & TRUST                         8.3
            FBO PRINCIPAL FINANCIAL GROUP
            ATTN:  RIS NPIO TRADE DESK
            711 HIGH STREET
            DES MOINES, IA 50392
   963      CHASE MANHATTAN BANK NA                                   12.5
            FBO CHIEF INDUSTRIES THRIFT PLAN
            1 CHASE SQ
            ROCHESTER, NY 14643-0001
   963      Trustar                                                    6.4
            F B O National Geographic 403(b) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   963      Delaware Charter Guarantee & Trus                          5.6
            FBO Various Qualifed Plans
            711 High Street
            Des Moines, IA 50303
   964      LIFETIME 2010 FUND                                        28.2
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   964      LIFETIME 2020 FUND                                        23.6
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   964      LIFETIME 2040 FUND                                        10.9
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   964      LIFETIME 2050 FUND                                         5.8
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   964      LIFETIME STRATEGIC INCOME FUND                             5.3
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   964      LIFETIME 2030 FUND                                        26.0
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   970      Trustar                                                   32.3
            F B O X-Ray Industries Inc TDS Plan
            P.O. Box 8963
            Wilmington, DE 19899
   970      Trustar                                                    9.7
            F B O Finance America 401k elective Def P/S
            P.O. Box 8963
            Wilmington, DE 19899
   970      Trustar
            FBO Public Affairs Council Employee Profit Sharing         6.2
            Plan and Trust
            P.O. Box 8963
            Wilmington, DE 19899
   970      Trustar                                                    7.1
            FBO CPC Behavioral Healthcare Inc 403(b)
            P.O. Box 8963
            Wilmington, DE 19899
   970      Trustar                                                    6.4
            FBO Duferco Farrell Salaried
            P.O. Box 8963
            Wilmington, DE 19899
   971      Trustar                                                   23.9
            F B O Delmarva Foundation 403b Plan
            P.O. Box 8963
            Wilmington, DE 19899
   971      Trustar
            F B O Delmarva Foundation for Medication Care Inc         38.4
            MP Plan
            P.O. Box 8963
            Wilmington, DE 19899
   972      JP Morgan Chase
            F B O Walker Methodist 401a Retirement Savings             8.3
            Plan
            4 New York Plaza, 2nd Floor
            New York, NY 10004
   972      Trustar
            F B O Yaggy Colby & Associate Inc 401(k) Profit            5.3
            Sharing Plan
            P.O. Box 8963
            Wilmington, DE 19899
   972      Trustar                                                    5.8
            F B O ESS Technology Inc Salary Saving Plan
            P.O. Box 8963
            Wilmington, DE 19899
   972      Trustar
            FBO Vestcom International Inc Savings for                 48.5
            Retirement Plan
            P.O. Box 8963
            Wilmington, DE 19899
   972      Trustar
            FBO Ivinson Memorial Hospital Tax Sheltered                5.7
            Annuity Plan
            P.O. Box 8963
            Wilmington, DE 19899
   973      BANKERS TRUST COMPANY TRUSTEE FBO                          5.4
            NQ EXCESS PLAN OF DENKOR
            ATTN ANJI RAINEY
            665 LOCUST ST
            DES MOINES, IA 50309-3702
   973      Trustar                                                    5.4
            FBO St Anthonys Medical Center 401(k) Plan
            P.O. Box 8963
            Wilmington, DE 19899
   973      Trustar                                                   56.7
            FBO Swales and Associates Inc Emp Sav and Stock
            P.O. Box 8963
            Wilmington, DE 19899
   974      LIFETIME 2020 FUND                                        32.4
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   974      LIFETIME 2040 FUND                                        17.8
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   974      LIFETIME 2050 FUND                                        10.0
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200
   974      LIFETIME 2030 FUND                                        39.6
            ATTN JAMIE SCRIGNOLI N-002-E20
            MUTUAL FUND ACCOUNTING
            711 HIGH STREET
            DES MOINES, IA 50392-0200





INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORS
The Manager of the Fund is Principal Management Corporation, a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. The Manager is an affiliate of Principal Life. The address of both Princor and the Manager is the Principal Financial Group, Des Moines, Iowa 50392-2080. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by the Manager.


Funds:   Partners SmallCap Growth I
Sub-Advisor: Alliance Capital Management L.P. ("Alliance") managed $474.6 billion in assets as of December 31, 2003. Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

Funds:   Partners LargeCap Value
Sub-Advisor: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2003, Alliance managed $474.6 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

Funds:   Partners LargeCap Growth II
Sub-Advisor: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2003, American Century managed over $87.4 billion in assets.

Funds:   Partners SmallCap Value
Sub-Advisor: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, NY 10004. As of December 31, 2003, Ark Asset managed $11.4 billion in assets.

Funds:   Partners SmallCap Value II
Sub-Advisor: Dimensional Fund Advisors Inc. ("Dimensional"), located at 1299
         Ocean Avenue, Santa Monica CA 90401, is a registered investment advisor. As of December 31, 2003, Dimensional managed approximately $48 billion in assets.

Funds:   Partners MidCap Growth I and Partners SmallCap Blend
Sub-Advisor: The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, NY
         10166, was formed in 1947. Dreyfus is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. As of December 31, 2003, Dreyfus managed 201 portfolios with approximately $167 billion in investment company assets.

Funds:   Partners SmallCap Growth Fund II
Sub-Advisor: Emerald Advisers, Inc. ("Emerald") is a subsidiary of Emerald Asset
         Management which is owned by eleven inside shareholders and one outside minority shareholder. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

Funds:   Partners International
Sub-Advisor: Fidelity Management & Research Company ("FMR") is the sub-advisor.
         Day-to-day management decisions concerning the Fund are made by FMR Co., Inc. ("FMRC") which serves as sub-subadvisor. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2003, FMR and its affiliates managed approximately $839.8 billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Funds:   Partners LargeCap Blend I and Partners MidCap Value I
Sub-Advisor: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. As of December 31, 2003, GSAM, along with other units of IMD, had assets under management of approximately $375.7 billion.

Funds:   Partners LargeCap Growth
Sub-Advisor: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2003, GMO managed more than $54 billion in client assets.

Funds:   Partners SmallCap Value I
Sub-Advisor: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan") a bank holding company. J.P. Morgan, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2003, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $559 billion.

Funds:   Partners SmallCap Value
Sub-Advisor: Los Angeles Capital Management and Equity Research, Inc. ("LA
         Capital") is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, California 90025. As of December 31, 2003, LA Capital had assets under management of approximately $2.7 billion.

Funds:   Partners SmallCap Growth III
Sub-Advisor: Mazama Capital Management, Inc. ("Mazama") is an independent employee-owned money management firm specializing in small and mid cap growth investing for institutional clients. The firm is headquartered at One Southwest Columbia Street, Suite 1500, Portland Oregon 97268 with assets under management totaling over $3.3 billion as of December 31, 2003.

Funds:   Partners MidCap Value
Sub-Advisor: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $70.5 billion in total assets (as of December 31, 2003) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

Funds:   Real Estate Securities
Sub-Advisor: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2003, Principal - REI, together with its affiliated asset management companies, had approximately $118.5 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.

Funds: Bond & Mortgage Securities, Capital Preservation, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, International I, International II, International Emerging Markets, LargeCap Blend I, LargeCap Growth, LargeCap S&P 500, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 and SmallCap Value
Sub-Advisor: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2003, Principal, together with its affiliated asset management companies, had approximately $118.5 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

Funds:   Preferred Securities
Sub-Advisor: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2003, Spectrum, together with its affiliated asset management companies, had approximately $118.5 billion in asset under management.

Funds:   Partners LargeCap Blend and Partners LargeCap Growth I
Sub-Advisor: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 67 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $190.0 billion in assets under management as of December 31, 2003. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202

Funds:   Partners MidCap Growth
Sub-Advisor: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2003, Turner had discretionary management authority with respect to approximately $12.3 billion in assets.

Funds:   Partners LargeCap Value I and Partners SmallCap Growth II
Sub-Advisor: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 1 North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of March 31, 2004, UBS Global AM managed approximately $53.8 billion in assets and the Group managed approximately $475.0 billion in assets.

Funds:   Partners LargeCap Blend I
Sub-Advisor: Wellington Management Company, LLP ("Wellington Management"), a
         Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices at 75 State Street, Boston, MA 02109. Wellington Management and its predecessor organizations have provided investment services since 1928. As of December 31, 2003, Wellington Management managed approximately $394 billion of client assets.

Each of the persons affiliated with the Fund who is also an affiliated person of the Manager or Principal is named below, together with the capacities in which such person is affiliated:

 NAME                      OFFICE HELD WITH THE FUND
 ----                      -------------------------
 John E. Aschenbrenner     Director
 Craig L. Bassett          Treasurer
 Michael J. Beer           Executive Vice President &
                           Principal Accounting Officer
 Jill R. Brown             Vice President and Chief Financial Officer
 Ralph C. Eucher           Director & President
 Arthur S. Filean          Senior Vice President & Secretary
 Ernest H. Gillum          Vice President & Assistant Secretary
 Layne A. Rasmussen        Controller
 Michael D. Roughton       Counsel
 Jean B. Schustek          Assistant Vice President & Assistant Secretary
 Larry D. Zimpleman        Director & Chairman of the Board
 NAME                      OFFICE HELD WITH THE MANAGER/PRINCIPAL
 ----                      --------------------------------------
 John E. Aschenbrenner     Director (Manager)
 Craig L. Bassett          Treasurer (Manager)
 Michael J. Beer           Executive Vice President  &
                           Chief Operating Officer (Manager)
 Jill R. Brown             Vice President and Chief Financial Officer (Manager)
 Ralph C. Eucher           Director and President (Manager)
 Arthur S. Filean          Senior Vice President (Manager)
 Ernest H. Gillum          Vice President - Product Development (Manager)
 Layne A. Rasmussen        Controller - Mutual Funds (Manager)
 Michael D. Roughton       Counsel (Manager; Principal)
 Jean B. Schustek          Assistant Vice President - Registered Products (Manager)
 Larry D. Zimpleman        Director & Chairman of the Board (Manager)


CODES OF ETHICS
The Fund, the Manager, each of the Sub-Advisors and Princor (as principal underwriter of the Fund) have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of the Manager, the Fund, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC.

PROXY VOTING POLICIES
The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to that Fund's Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B.

Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.


FEES PAID TO THE MANAGER
The Manager is paid a fee by each Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2003 was:

       Bond & Mortgage                      Partners LargeCap Growth
       Securities                 0.55%     II                           1.00%
       Capital Preservation       0.52%     Partners LargeCap Value      0.80%
       Government Securities      0.40%     Partners MidCap Growth       1.00%
       High Quality
       Intermediate-Term Bond     0.40%     Partners MidCap Value        1.00%
       High Quality Long-Term
       Bond                       0.40%     Partners SmallCap Blend      1.00%
       High Quality Short-Term              Partners SmallCap Growth
       Bond                       0.40%     I                            1.10%
       International Emerging               Partners SmallCap Growth
       Markets                    1.35%     II                           1.00%
       International I            0.90%     Partners SmallCap Value      1.00%
                                            Partners SmallCap Value
       International II           1.00%     I                            1.00%
       LargeCap Blend I           0.60%     Preferred Securities         0.75%
       LargeCap Growth            0.55%     Principal LifeTime 2010    0.1225%
       LargeCap S&P 500 Index     0.15%     Principal LifeTime 2020    0.1225%
       LargeCap Value             0.45%     Principal LifeTime 2030    0.1225%
       MidCap Blend               0.65%     Principal LifeTime 2040    0.1225%
       MidCap Growth              0.65%     Principal LifeTime 2050    0.1225%
                                            Principal Lifetime
       MidCap S&P 400 Index       0.15%     Strategic Income           0.1225%
       MidCap Value               0.65%     Real Estate Securities       0.85%
       Money Market               0.40%     SmallCap Blend               0.75%
       Partners LargeCap Blend    0.75%     SmallCap Growth              0.75%
       Partners LargeCap Blend
       I                          0.45%     SmallCap S&P 600 Index       0.15%
       Partners LargeCap Growth   1.00%     SmallCap Value               0.75%
       Partners LargeCap Growth
       I                          0.75%



In addition, the Manager will be paid a fee from the following Funds which have been added to the Fund since the close of the fiscal year.
.. Partners International and Partners SmallCap Growth III: 1.10% of average daily net assets.
.. Partners LargeCap Value I: 0.80% of average daily net assets.
.. Partners MidCap Growth I, Partners MidCap Value I and Partners SmallCap Value
  II: 1.00% of average daily net assets.

Under the terms of the Management Agreement, the Manager is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the SEC, compensation of personnel, officers and directors who are also affiliated with the Manager; and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund. The Manager is also responsible for providing portfolio accounting services and transfer agent services, including qualifying shares of the Fund for sale in states and other jurisdictions, for each Fund pursuant to additional agreements with the Fund. Currently these services are provided by the Manager to the Institutional Class, Advisors Select, Advisors Preferred, Select and Preferred classes at no charge.

The Manager has agreed to limit the expenses paid by the following Funds and, if necessary, pay expenses normally payable by each of the listed Funds through the period ending February 28, 2005. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares on an annualized basis) not to exceed the following percentages:

                                                 Partners LargeCap
       Bond & Mortgage Securities       1.35     Growth II                1.75
       Capital Preservation             1.35     Partners MidCap Growth   1.95
       Government Securities            1.35     Partners MidCap Value    1.95
       High Quality                              Partners SmallCap
       Intermediate-Term Bond           1.35     Growth I                 2.05
                                                 Partners SmallCap
       High Quality Long-Term Bond      1.35     Growth II                2.05
                                                 Partners SmallCap
       High Quality Short-Term Bond     1.35     Value                    1.95
       International II                 2.10     Preferred Securities     1.60
                                                 Principal LifeTime
       Money Market                     1.35     2050                     1.70
       Partners LargeCap Growth         1.75     SmallCap Value           1.70
       Partners LargeCap Growth I       1.75


The expense limits in place through the period ended February 29, 2004 maintained operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) which did not to exceed the following percentages:

       Bond & Mortgage
       Securities                   1.40     Partners LargeCap Growth I   1.95
                                             Partners LargeCap Growth
       Capital Preservation         1.60     II                           1.95
       Government Securities        1.40     Partners LargeCap Value      1.75
       High Quality
       Intermediate-Term Bond       1.40     Partners MidCap Growth       1.95
       High Quality Long-Term
       Bond                         1.40     Partners MidCap Value        1.90
       High Quality Short-Term
       Bond                         1.40     Partners SmallCap Growth I   2.05
       International Emerging                Partners SmallCap Growth
       Markets                      2.75     II                           2.05
       International I              2.10     Partners SmallCap Value      1.95
       International II             2.10     Preferred Securities         1.60
       LargeCap Growth              1.65     Principal LifeTime 2010      1.30
       LargeCap S&P 500 Index       1.20     Principal LifeTime 2020      1.40
       LargeCap Value               1.65     Principal LifeTime 2030      1.50
       MidCap Blend                 1.70     Principal LifeTime 2040      1.60
       MidCap Growth                1.85     Principal LifeTime 2050      1.70
                                             Principal Lifetime
       MidCap S&P 400 Index         1.30     Strategic Income             1.30
       MidCap Value                 1.70     Real Estate Securities       1.90
       Money Market                 1.35     SmallCap Blend               1.70
       Partners LargeCap Blend      1.70     SmallCap Growth              1.90
       Partners LargeCap Blend I    1.70     SmallCap S&P 600 Index       1.40
       Partners LargeCap Growth     1.95     SmallCap Value               1.70



Fees paid for investment management services during the periods indicated were as follows:

                               MANAGEMENT FEES FOR PERIODS ENDED OCTOBER 31
                               --------------
 FUND                            2003            2002              2001
 ----                            ----            ----              ----
 Bond & Mortgage Securities    1,193,461        317,776           68,707/(1)/
 Capital Preservation            174,476         75,123           19,907/(2)/
 Government Securities           361,137        151,592           44,952/(1)/
 High Quality
 Intermediate-Term Bond          103,463         67,508           39,741/(3)/
 High Quality Long-Term Bond      59,298         54,486           39,502/(4)/
 High Quality Short-Term Bond    123,799         80,264           40,340/(5)/
 International Emerging
 Markets                         151,101        106,393           63,281/(3)/
 International I                 363,615        187,347           46,445/(6)/
 International II              1,639,445        537,533           49,928/(4)/
 LargeCap Blend I                54,442/(7)/
 LargeCap Growth                 275,615         94,411           23,454/(4)/
 LargeCap S&P 500 Index          349,601         94,342           12,662/(1)/
 LargeCap Value                  237,121         97,556           28,295/(1)/
 MidCap Blend                    199,946         82,434           35,154/(1)/
 MidCap Growth                    45,810         40,851           26,782/(4)/
 MidCap S&P 400 Index             38,154         21,338           8,014/(1)/
 MidCap Value                    209,363        115,525           37,609/(5)/
 Money Market                    374,334        107,562           27,386/(6)/
 Partners LargeCap Blend       1,993,626        515,612           82,087/(5)/
 Partners LargeCap Blend I        75,350         48,105           22,154/(6)/
 Partners LargeCap Growth        51,601/(7)/
 Partners LargeCap Growth I    3,419,862      1,180,164           40,863/(6)/
 Partners LargeCap Growth II     310,358         74,373           46,178/(6)/
 Partners LargeCap Value       6,121,718      2,087,627           70,852/(4)/
 Partners MidCap Growth          107,205         54,609           41,421/(5)/
 Partners MidCap Value           655,897        178,701           56,583/(6)/
 Partners SmallCap Blend         29,414/(7)/
 Partners SmallCap Growth I      870,815        627,905           68,831/(6)/
 Partners SmallCap Growth II     850,367         50,446           38,186/(5)/
 Partners SmallCap Value       1,687,225        882,076           46,266/(//8//)/
 Partners SmallCap Value I      260,441/(7)/
 Preferred Securities            570,777        31,579/(//9//)/
 Principal LifeTime 2010         104,031         27,705           1,325/(//8//)/
 Principal LifeTime 2020         138,346         33,119             796/(//8//)/
 Principal LifeTime 2030         135,132         25,814             899/(//8//)/
 Principal LifeTime 2040          44,557         12,928             542/(//8//)/
 Principal LifeTime 2050          19,646          6,114             634/(//8//)/
 Principal Lifetime Strategic
 Income                           44,486          8,780             521/(7)/
 Real Estate Securities          849,583        166,237           46,386/(3)/
 SmallCap Blend                  269,183        127,800           42,474/(6)/
 SmallCap Growth                 105,235         70,555           35,406/(4)/
 SmallCap S&P 600 Index           48,853         20,663           8,592/(3)/
 SmallCap Value                  153,609        103,133           41,426/(5)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June 15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//8//)/ Period from March 1, 2001 (date operations commenced) through
 October 31, 2001.
/ //(//9//)/ Period from May 1, 2002 (date operations commenced) through October
 31, 2002.

Sub-Advisory Agreements for the Funds
-------------------------------------


FUNDS FOR WHICH PRINCIPAL SERVES AS SUB-ADVISOR . Principal is Sub-Advisor for each Fund identified below. The Manager pays Principal a fee, computed and paid monthly, at an annual rate as shown below.


To calculate the fee for a Fund in Table A, assets of the Fund are combined with any:
.. Principal Life non-registered separate account sub-advised by Principal with assets invested primarily in fixed-income securities (except money market separate accounts);
.. Principal Life sponsored mutual fund sub-advised by Principal with assets invested primarily in fixed-income securities (except money market mutual funds); and
.. assets of the Principal Variable Contracts Fund, Inc. - Balanced Account and
  the Principal Balanced Fund, Inc.
The calculation does not include any portion of such mutual funds and/or separate accounts for which advisory services are provided, directly or indirectly, by employees of Post Advisory Group, LLC ("Post").

To calculate the fee for a Fund in Table B, the assets of the Fund are combined with assets sub-advised by Principal with the same investment mandate (e.g. midcap value) in
.. (a) Principal Life non-registered separate account sub-advised by Principal
  and
.. (b) Principal Life sponsored mutual fund sub-advised by Principal.

For any Fund for which investment advisory services are provided, directly or indirectly, by employees of Post, the Manager pays a fee equal to an annual rate of 0.30% for the portion of the net assets for which Post provides investment advisory services.

                                                 TABLE A
                                         NET ASSET VALUE OF FUND
                             ------------------------------------------------
                                FIRST        NEXT        NEXT         OVER
 FUND                         $5 BILLION  $1 BILLION  $4 BILLION   $10 BILLION
 ----                        -----------  ----------  ----------   -----------
 Bond & Mortgage
 Securities, Government
 Securities, High Quality
 Intermediate-Term Bond,
 High Quality Long-Term
 Bond and High Quality
 Short-Term Bond               0.115%       0.100%      0.095%       0.090%


                                                                    TABLE B
                                                            NET ASSET VALUE OF FUND
                       -------------------------------------------------------------------------------------------------
                          FIRST         NEXT          NEXT           NEXT           NEXT          NEXT           OVER
 FUND                   $50 MILLION  $50 MILLION   $100 MILLION   $200 MILLION  $350 MILLION  $750 MILLION   $1.5 MILLION
 ----                  ------------  -----------  -------------  -------------  ------------  ------------   ------------
 LargeCap Blend I,
 LargeCap Growth,
 LargeCap Value           0.27%         0.25%         0.22%          0.18%         0.13%         0.09%          0.06%
 International I and
 International II         0.35          0.28          0.20           0.16          0.12          0.10           0.08



                             FIRST             NEXT              NEXT              NEXT              NEXT
                          $25 MILLION       $75 MILLION      $100 MILLION      $300 MILLION      $500 MILLION
                          -----------       -----------      ------------      ------------      ------------
 MidCap Blend, MidCap
 Growth and MidCap
 Value                      0.40%             0.32%            0.27%             0.23%             0.18%
 SmallCap Blend,
 SmallCap Growth and
 SmallCap Value             0.48              0.36             0.27              0.25              0.22
                              NEXT                OVER
                          $500 MILLION        $1.5 BILLION
                          ------------        ------------
 MidCap Blend, MidCap               0.13%       0.08%
 Growth and MidCap
 Value
 SmallCap Blend,                    0.18        0.12
 SmallCap Growth and
 SmallCap Value





                                                TABLE C
 FUND                                   NET ASSET VALUE OF FUND
 ----                                   ------------
 Capital Preservation                            0.0750
 International
 Emerging Markets                                0.5000
 LargeCap S&P 500
 Index                                           0.0150
 MidCap S&P 400 Index                            0.0150
 Money Market                                    0.0750
 Principal LifeTime
 2010                                            0.0425
 Principal LifeTime
 2020                                            0.0425
 Principal LifeTime
 2030                                            0.0425
 Principal LifeTime
 2040                                            0.0425
 Principal LifeTime
 2050                                            0.0425
 Principal LifeTime
 Strategic Income                                0.0425
 SmallCap S&P 600
 Index                                           0.0150


                                             NET ASSET VALUE OF FUND
                                     ----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $250 MILLION  $500 MILLION   $750 MILLION
 ----                                ------------  ------------   ------------
 Partners International                  0.45          0.40           0.35

ALL OTHER FUNDS.

                                       NET ASSET VALUE OF FUND
                        ------------------------------------------------------
                           FIRST          NEXT          NEXT           OVER
 FUND                    $50 MILLION  $200 MILLION  $350 MILLION   $600 MILLION
 ----                   ------------  ------------  ------------   ------------
 Partners LargeCap
 Blend                     0.40%         0.35%         0.30%          0.275%

                                              NET ASSET VALUE OF FUND
                                      ---------------------------------------
                                          FIRST         NEXT          OVER
 FUND                                  $500 MILLION  $1 BILLION   $1.5 BILLION
 ----                                 -------------  ----------   ------------
 Partners LargeCap Blend I - GSAM        0.150%        0.120%        0.100%


                                                     NET ASSET VALUE OF FUND
                                                    -------------------------
                                                        FIRST
 FUND                                                $500 MILLION   THEREAFTER
 ----                                               -------------   ----------
 Partners LargeCap Blend I - Wellington Management     0.250%         0.200%


                                                                     NET ASSET VALUE OF FUND
                                --------------------------------------------------------------------------------------
                                         FIRST                     NEXT                     NEXT                     OVER
 FUND                                 $250 MILLION             $250 MILLION             $500 MILLION              $1 BILLION
 ----                                -------------             ------------             ------------              ----------
 Partners LargeCap Growth                0.41%                     0.33%                    0.25%                    0.20%
 In calculating the fee, net assets of the Partners LargeCap Growth separate account of Principal Life, and unregistered separate account, and the net assets of the LargeCap Growth Account of the Principal Variable Contracts Fund, Inc. will be combined with the net assets of the Fund to arrive at net assets.



Partners LargeCap Growth Fund I is 0.35% of Assets for the period ending July 31, 2005; Thereafter:

                                                   NET ASSET VALUE OF FUND
                        ------------------------------------------------------------------------------
                                  FIRST                        NEXT                       OVER
 FUND                          $100 MILLION                $200 MILLION               $300 MILLION
 ----                          ------------                ------------               ------------
 Partners LargeCap
 Growth I                         0.400%                      0.375%            0.350 % on al assets
 In calculating the fee, assets of the Fund, any unregistered separate account of Principal Life and any mutual fund sponsored by Principal Life to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Fund will be combined (together
 "aggregated asset"). The fee charged for the assets in the Fund are determined by calculated a fee on the value of the aggregated assets using the above fee schedule.



                                              NET ASSET VALUE OF FUND
                        -------------------------------------------------------------------
                           FIRST         NEXT          NEXT          NEXT           OVER
 FUND                    $50 MILLION  $50 MILLION  $150 MILLION  $250 MILLION   $500 MILLION
 ----                   ------------  -----------  ------------  ------------   ------------
 Partners LargeCap
 Growth II                 0.550%       0.500%        0.430%        0.350%         0.320%


                                                            NET ASSET VALUE OF FUND
                          -------------------------------------------------------------------------------------------
                             FIRST         NEXT         NEXT         NEXT         NEXT         NEXT           OVER
 FUND                      $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION   $200 MILLION
 ----                     ------------  -----------  -----------  -----------  -----------  -----------   ------------
 Partners LargeCap Value     0.600%       0.500%       0.400%       0.300%       0.250%       0.225%         0.200%


                                                                 NET ASSET VALUE OF FUND
                        ---------------------------------------------------------------------------------------------------------
                           FIRST         NEXT         NEXT         NEXT         NEXT         NEXT          NEXT           OVER
 FUND                    $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION  $300 MILLION   $500 MILLION
 ----                   ------------  -----------  -----------  -----------  -----------  -----------  ------------   ------------
 Partners LargeCap
 Value I                   0.600%       0.500%       0.400%       0.300%       0.250%       0.225%        0.200%         0.180%

                                                    NET ASSET VALUE OF FUND
                                                   --------------------------
                                                      FIRST           OVER
 FUND                                               $50 MILLION    $50 MILLION
 ----                                              ------------   ------------
 Partners MidCap Growth I                             0.40%          0.35%


                                               NET ASSET VALUE OF FUND
                        ---------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT           OVER
 FUND                    $100 MILLION  $150 MILLION  $250 MILLION  $250 MILLION   $750 MILLION
 ----                   -------------  ------------  ------------  ------------   ------------
 Partners MidCap Value     0.500%         0.475%        0.450%        0.425%         0.400%

                                             NET ASSET VALUE OF FUND
                        ------------------------------------------------------------------
                           FIRST         NEXT         NEXT          NEXT           OVER
 FUND                    $25 MILLION  $25 MILLION  $75 MILLION  $225 MILLION   $350 MILLION
 ----                   ------------  -----------  -----------  ------------   ------------
 Partners MidCap Value
 I                         0.60%         0.55%        0.50%        0.45%          0.40%
 As long as assets exceed $75 million, the fee on the first $50 million is 0.50%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $200 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners SmallCap Blend, Partners
 SmallCap Value and Partners
 SmallCap Value I                       0.50%         0.45%          0.35%


                                              NET ASSET VALUE OF FUND
                                      ---------------------------------------
                                         FIRST         NEXT           OVER
 FUND                                  $25 MILLION  $75 MILLION   $100 MILLION
 ----                                 ------------  -----------   ------------
 Partners SmallCap Growth I              0.65%         0.60%         0.55%



                                                                            NET ASSET VALUE OF FUND
                                               --------------------------------------------------------------------
                                                         FIRST                        NEXT                         OVER
 FUND                                                  $50 MILLION                $250 MILLION                 $300 MILLION
 ----                                                 ------------                ------------                 ------------
 Partners SmallCap Growth II - UBS                       0.600%                      0.550%                       0.450%
 In calculating the fee, assets of any unregistered separate account of Principal Life and any investment company sponsored by
 Principal Life to which the Sub-Advisor provides investment advisory services and which have the same investment mandates as the
 Fund will be combined with assets of the Fund to arrive at net assets.






                                       NET ASSET VALUE OF FUND
                        -----------------------------------------------------
                           FIRST         NEXT          NEXT           OVER
 FUND                    $10 MILLION  $40 MILLION  $150 MILLION   $200 MILLION
 ----                   ------------  -----------  ------------   ------------
 Partners SmallCap
 Growth II - Emerald       0.75%         0.60%        0.50%          0.45%





                                          NET ASSET VALUE OF FUND
                               ----------------------------------------------
                                   FIRST          NEXT
 FUND                           $150 MILLION  $150 MILLION   OVER $300 MILLION
 ----                          -------------  ------------   -----------------
 Partners SmallCap Growth III      0.60%         0.55%             0.50%




                                              NET ASSET VALUE OF FUND
                                      ---------------------------------------
                                          FIRST          NEXT
 FUND                                  $100 MILLION  $150 MILLION   THEREAFTER
 ----                                 -------------  ------------   ----------
 Preferred Securities                    0.350%         0.300%        0.200%




                                                     NET ASSET VALUE OF FUND
                                                    ------------------------
 FUND
 ----
 Partners MidCap Growth and Partners SmallCap
 Value II                                                     0.50%
 Real Estate Securities                                       0.55



Cash Management Sub-Advisory Agreement for the Funds
----------------------------------------------------
The Manager has entered into a Cash Management Sub-Advisory Agreement with Principal pursuant to which Principal agrees to perform all of the cash management investment advisory responsibilities of the Manager for each Fund that is sub-advised by either Principal - REI or Spectrum. The Manager pays Principal an amount representing Principal's actual cost providing such services and assuming such operations.

Fees paid for Sub-Advisory services during the periods indicated were as follows:

                              SUB-ADVISOR FEES FOR PERIODS ENDED OCTOBER 31
                              ---------------------------------------------
 FUND                            2003             2002            2001
 ----                            ----                             ----
 Bond & Mortgage Securities      202,408          32,519         11,774/(1)/
 Capital Preservation             81,049          22,498         8,608/(2)/
 Government Securities            88,782          19,119         6,029/(1)/
 High Quality
 Intermediate-Term Bond           25,884          10,787         5,795/(3)/
 High Quality Long-Term Bond      14,839           9,203         5,718/(4)/
 High Quality Short-Term
 Bond                             22,512           9,932         5,442/(5)/
 International Emerging
 Markets                          53,596          29,372         29,440/(3)/
 International I                  43,482          15,421         5,532/(6)/
 International II                336,766         265,994         23,171/(4)/
 LargeCap Blend I                 8,672/(7)/
 LargeCap Growth                  32,966           8,612         2,907/(4)/
 LargeCap S&P 500 Index           32,078           4,873         2,046/(1)/
 LargeCap Value                   50,249          16,901         3,953/(1)/
 MidCap Blend                     28,341           6,222         4,670/(1)/
 MidCap Growth                    12,432           6,341         2,932/(4)/
 MidCap S&P 400 Index              3,700           1,494         1,339/(1)/
 MidCap Value                     30,773           7,134         5,370/(5)/
 Money Market                     65,786           7,491         3,233/(6)/
 Partners LargeCap Blend         726,782         227,697         37,755/(5)/
 Partners LargeCap Blend I        26,024           3,709         3,368/(6)/
 Partners LargeCap Growth        23,233/(7)/
 Partners LargeCap Growth I    1,161,282         461,102         15,396/(6)/
 Partners LargeCap Growth II     167,477          39,827         24,253/(3)/
 Partners LargeCap Value       1,749,113         706,858         44,157/(4)/
 Partners MidCap Growth           52,479          26,449         24,030/(5)/
 Partners MidCap Value           326,071          88,583         26,505/(6)/
 Partners SmallCap Blend         14,723/(7)/
 Partners SmallCap Growth I      467,000         343,391         36,704/(6)/
 Partners SmallCap Growth II     481,956          27,758         18,359/(5)/
 Partners SmallCap Value         805,497         431,769         19,886/(//8//)/
 Partners SmallCap Value I      130,411/(7)/
 Principal LifeTime 2010          33,729           7,050           381/(//8//)/
 Principal LifeTime 2020          42,906           8,651           200/(//8//)/
 Principal LifeTime 2030          16,093           6,423           249/(//8//)/
 Principal LifeTime 2040          42,457           3,352           127/(//8//)/
 Principal LifeTime 2050           6,194           1,676           156/(//8//)/
 Principal Lifetime
 Strategic Income                 14,392           2,429           139/(//8//)/
 Real Estate Securities          499,540          54,471         25,914/(//3//)/
 SmallCap Blend                   83,134          19,543         13,111/(6)/
 SmallCap Growth                   3,249          14,942         10,983/(4)/
 SmallCap S&P 600 Index            4,474           1,412         1,554/(3)/
 SmallCap Value                   49,633          25,608         12,839/(5)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//8//)/ Period from March 1, 2001 (date operations commenced) through
 October 31, 2001.

Principal Underwriter
---------------------
Princor received underwriting fees from the sale of shares as follows:

                            UNDERWRITING FEES FOR PERIODS ENDED OCTOBER 31,
                            ------------------------------------------------
 FUND                           2003              2002             2001
 ----                           ----              ----             ----
 Bond & Mortgage
 Securities                    79,698            33,197           3,107/(1)/
 Capital Preservation          29,548             4,555             48/(2)/
 Government Securities         85,944            24,513           1,883/(1)/
 High Quality
 Intermediate-Term Bond        14,966             4,516            240/(3)/
 High Quality Long-Term
 Bond                           5,587             4,524            156/(4)/
 High Quality Short-Term
 Bond                          22,106             5,967            292/(5)/
 International Emerging
 Markets                        3,105             1,233             20/(3)/
 International I               13,757             6,682            638/(6)/
 International II               3,576             2,808            259/(4)/
 LargeCap Growth                6,828             3,544            366/(4)/
 LargeCap S&P 500 Index        88,466            46,149           4,004/(1)/
 LargeCap Value                 4,471             3,702            275/(1)/
 MidCap Blend                  17,564             8,053            790/(1)/
 MidCap Growth                  4,230             3,369            198/(4)/
 MidCap S&P 400 Index           6,863             5,692            893/(1)/
 MidCap Value                  26,941            13,439            846/(5)/
 Money Market                  89,282            56,521           3,565/(6)/
 Partners LargeCap Blend       10,951             2,467            134/(5)/
 Partners LargeCap Blend I      6,585             6,624            890/(6)/
 Partners LargeCap Growth        349/(7)/         3,441            133/(6)/
 Partners LargeCap Growth
 I                              4,210             3,441            133/(6)/
 Partners LargeCap Growth
 II                             2,736             2,746            223/(6)/
 Partners LargeCap Value       10,135             2,546            135/(4)/
 Partners MidCap Growth         3,696             2,592            120/(5)/
 Partners MidCap Value          7,217             2,728            189/(6)/
 Partners SmallCap Growth
 I                              2,900               965             41/(6)/
 Partners SmallCap Growth
 II                             1,791               816             39/(5)/
 Partners SmallCap Value        4,838              2391            124/(//8//)/
 Principal LifeTime 2010        8,598             4,100             70/(//8//)/
 Principal LifeTime 2020       26,819             7,946            125/(//8//)/
 Principal LifeTime 2030       25,164             6,084            180/(//8//)/
 Principal LifeTime 2040        7,277             2,458            216/(//8//)/
 Principal LifeTime 2050        1,510               579           N/A/(//8//)/
 Principal Lifetime
 Strategic Income               3,627               271           N/A/(//8//)/
 Real Estate Securities        28,899             9,761            481/(3)/
 SmallCap Blend                23,026             9,831            716/(6)/
 SmallCap Growth                6,516             3,492            257/(4)/
 SmallCap S&P 600 Index         9,406             4,770            715/(3)/
 SmallCap Value                 6,452             2,286             62/(5)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2001.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(7)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//8//)/ Period from March 1, 2001 (date operations commenced) through
 October 31, 2001.

MULTIPLE CLASS STRUCTURE


The Board of Directors has adopted a multiple class plan (the Multiple Class
Plan) pursuant to SEC Rule 18f-3. Under this plan, each Fund offers six classes of shares: Institutional Class, Select Class, Preferred Class, Advisors Select Class, Advisors Signature Class and Advisors Preferred Class. In addition, each Fund (except LargeCap Blend I, Partners International, Partners LargeCap Value I, Partners MidCap Growth I, and Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth III, Partners SmallCap Value I and Partners SmallCap Value II Funds) offers Class J shares.


The Advisors Select, Advisors Signature, Advisors Preferred, Institutional, Select and Preferred Classes are available without any front-end sales charge or contingent deferred sales charge.


The Advisors Select, Advisors Signature, Advisors Preferred, Select and Preferred Classes are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds.


The Advisors Select, Advisors Signature, Advisors Preferred and Select share classes are subject to an asset based sales charge (described below).

The Class J shares are sold without any front-end sales charge. A contingent deferred sales charge (CDSC) of 1% is imposed if Class J shares are redeemed within 18 months of purchase. The CDSC is not imposed on shares:
.. that were purchased pursuant to the Small Amount Force Out (SAFO) program;
.. redeemed due to a shareholder's death or disability (as defined in the
  Internal Revenue Code);
.. redeemed from retirement plans to satisfy minimum distribution rules under the
  Internal Revenue Code;
.. sold using a periodic withdrawal plan (up to 10% of the value of the shares
  (as of December 31 of the prior year));
.. that were purchased through the Principal Income IRA; or .. that were purchased through Principal Passage, a fee-based brokerage account.

Currently, all of the operating expenses for each Fund's Advisors Select, Advisors Signature, Advisors Preferred, Select and Preferred Class shares are absorbed by the Manager. The Manager receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Fund's Advisors Select, Advisors Signature, Advisors Preferred, Select and Preferred Class shares pay the Manager a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.


Service Agreement (Advisors Preferred, Advisors Select, Advisors Signature,
-------------------------------------------------------
Preferred and Select Classes only)
----------------------------------
The Service Agreement provides for the Manager to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:
.. responding to plan sponsor and plan member inquiries;
.. providing information regarding plan sponsor and plan member investments; and .. providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830 (or any successor thereto).

As compensation for these services, the Fund will pay the Manager service fees equal to 0.25% of the average daily net assets attributable to the Advisors Select Class; 0.25% of the average daily net assets of the Advisors Signature, Class, 0.17% of the average daily net assets of the Advisors Preferred Class; and 0.15% of the average daily net assets attributable to each of the Select Class and Preferred Class. The service fees are calculated and accrued daily and paid monthly to the Manager (or at such other intervals as the Fund and Manager may agree).


Administrative Service Agreement (Advisors Preferred, Advisors Select, Advisors
----------------------------------------------------------------------
Signature, Preferred and Select Classes only)
           ----------------------------------
The Administrative Service Agreement provides for the Manager to provide services to beneficial owners of Fund shares. Such services include:
.. receiving, aggregating and processing purchase, exchange and redemption requests from plan shareholders;
.. providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;
.. processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;
.. acting as shareholder of record and nominee for plans;
.. maintaining account records for shareholders and/or other beneficial owners; .. providing notification to plan shareholders of transactions affecting their accounts;
.. forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners;
.. distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and
.. other similar administrative services.

As compensation for these services, the Fund will pay the Manager service fees equal to 0.20% of the average daily net assets attributable to the Advisors Select Class; 0.28% of the average daily net assets of the Advisors Signature, Class, 0.15% of the average daily net assets of the Advisors Preferred Class; 0.13% of the average daily net assets of the Select Class and 0.11% of the average daily net assets of the Preferred Class. The service fees are calculated and accrued daily and paid monthly to the Manager (or at such other intervals as the Fund and Manager may agree).

The Manager may, at its discretion appoint (and may at any time remove), other parties, including companies affiliated with the Manager, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Service Agreement. However, the appointment of an agent shall not relieve the Manager of any of its responsibilities or liabilities under those Agreements. Any fees paid to agents under these Agreements shall be the sole responsibility of the Manager.


Rule 12b-1 Fees
---------------
In addition to the management and service fees, the Advisors Select, Advisors Signature, Advisors Preferred, Select and J Classes of shares are subject to Distribution Plans and Agreements (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the Funds' Class J, Select and Advisors Classes have approved and entered into a Distribution Plan and Agreement for each Class J share and Advisors share class.

In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information about revenues and expenses under the Plans is presented to the Board of Directors each quarter for its consideration in continuing the Plans. Continuance of the Plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plans may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.


Distribution Plans and Agreements
---------------------------------
As described in the Prospectuses, the Funds' shares are made available to employer-sponsored retirement or savings plans purchasing through financial intermediaries such as banks and broker-dealers. The Funds' Distributor enters into selling agreements with various banks, broker-dealers and other financial intermediaries.

To make the shares available through such banks, broker-dealers and financial intermediaries, and to compensate them for these services, the Board of Directors has adopted a Distribution Plan and Agreement for each of the Advisors Preferred, Advisors Select, Advisors Signature, Select and Class J shares for each Fund, as applicable. The Plans provide that each Fund makes payments from assets of each Advisors Class, the Select Class and Class J to Princor pursuant to the Plan to compensate Princor and other selling dealers for providing certain services to the Fund. Such services may include:
.. formulation and implementation of marketing and promotional activities;
.. preparation, printing and distribution of sales literature;
.. preparation, printing and distribution of prospectuses and the Fund reports to other than existing shareholders;
.. obtaining such information with respect to marketing and promotional activities as the Princor deems advisable;
.. making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and .. providing training, marketing and support with respect to the sale of Shares.

The Fund pays Princor a fee after the end of each month at an annual rate of 0.35% of the daily net asset value of the Advisors Signature shares, 0.30% of the daily net asset value of the Advisors Select shares, 0.25% of daily net asset value of the Advisors Preferred shares and 0.10% of the daily net asset value of the Select shares of each Fund offering those classes. The Fund pays Princor a fee after the end of each month at an annual rate of 0.50% of the daily net asset value of Class J shares of each Fund. Princor may remit on a continuous basis all of these sums to its registered representatives and other selected dealers as a trail fee in recognition of their services and assistance.


Currently, Princor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Class J, Advisors Preferred Class, Advisors Select Class, Advisors Signature, Select Class or Preferred Class shares. No dealer reallowance is paid on the Institutional class shares.

Transfer Agency Agreement (Class J shares only)
-----------------------------------------------
The Transfer Agency Agreement provides for the Manager to act as transfer and shareholder servicing agent for Class J shares. The Fund will pay the Manager a fee for the services provided pursuant to the Agreement in an amount equal to the costs incurred by the Manager for providing such services. The services include:
.. issuance, transfer, conversion, cancellation and registry of ownership of Fund shares, and maintenance of open account system;
.. preparation and distribution of dividend and capital gain payments to shareholders;
.. delivery, redemption and repurchase of shares, and remittances to shareholders;
.. the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses and tax information;
.. communication with shareholders concerning the above items; and .. use its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions as directed by the Fund.

Adoption of Agreements
----------------------
The Agreements provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund. In either event, continuation shall be approved by a vote of the majority of the independent Directors.

The Agreements may be terminated at any time on 60 days written notice to the applicable Sub-Advisor either by vote of the Board of Directors or by a vote of the majority of the outstanding securities of the applicable Fund. The Sub-Advisory Agreement may also be terminated by the Manager, the respective Sub-Advisor, or Principal Life Insurance Company ("Principal Life"), as the case may be, on 60 days written notice to the Fund and/or applicable Sub-Advisor. The Agreements will terminate automatically in the event of their assignment.


The Sub-Advisory Agreements for the High Yield Fund and the Partners LargeCap Value Fund II were approved by the Directors on June 14, 2004. The Sub-Advisory Agreements for the Partners LargeCap Value I, Partners SmallCap Growth III and Partners SmallCap Value II Funds were approved by the Directors on March 8, 2004. The Management Agreement and the Sub-Advisory Agreements for the other Funds were reviewed and approved by the Directors on September 8, 2003. The objective of the annual review of each of these contracts by the Board of Directors is to determine whether, in light of all pertinent factors, the Directors, and specifically the Directors who are not "interested persons", are satisfied in the aggregate with the services provided by the Manager and each Sub-Advisor or other party, and whether the Directors believe it is in the best interests of the Fund's shareholders to continue receiving such services. The Directors concluded that the fees paid by each Fund to the Manager and each Sub-Advisor or other party, reflected a reasonable relationship to the services rendered and would have been the product of arm's length bargaining. The Directors also concluded that it was in the best interests of each Fund's shareholders to continue to receive such services. The Directors reached this conclusion based upon a review of all pertinent factors including, but not limited to, each Fund's management fees and operating expenses relative to a peer group consisting of unaffiliated mutual funds; a review of all non-investment services such as transfer agency services and shareholder administrative services provided by to the Funds by the Manager at no charge for all share classes (except the Institutional Class and Class J for which such services are provided at cost), Fund corporate accounting and general administration services provided without charge by the Manager and regulatory services (including initial and all subsequent regulatory filings with federal and state regulators, such as registration statements, proxy filings and state mandated filings), also provided either without charge or at cost to the Funds by the Manager; review of the investment advisory services provided by the Manager and Sub-Advisor to each Fund; investment performance and the quality of services provided; the financial and managerial strength of the Manager and Sub-Advisor, including their affiliation with substantial financial services companies; the Manager's sub-advisor selection and monitoring process; and the soft dollar arrangements by which brokers provide research to the Manager and Sub-Advisors for some of the Funds in return for brokerage allocation. Based upon their review, the Directors determined that each Fund was paying a competitive fee for the services provided by the Manager and Sub-Advisors and that the Manager and Sub-Advisors were doing an appropriate job of fulfilling their contractual obligations for each Fund.

Shareholders of Class J shares of the Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, and Partners SmallCap Value Funds approved the Agreements on June 15, 2001. Shareholders of the other Classes (except Advisors Signature) of these Funds approved the Agreements on March 1, 2001. The Agreements for the Capital Preservation Fund were approved by its shareholders (except Advisors Signature) on June 15, 2001. The Agreements for the Preferred Securities Fund were approved by its Institutional Class shareholders on May 1, 2002 and its Class J shareholders on December 30, 2003. Shareholders of each Class (except Advisors Signature) of the LargeCap Blend I, Partners LargeCap Growth, Partners SmallCap Blend and Partners SmallCap Value I Funds approved the Agreements on December 30, 2002. Shareholders of each of the Institutional class shares of the Partners International, Partners MidCap Growth I and Partners MidCap Value I Funds approved the Agreements on December 29, 2003. Shareholders of each Class (except Advisors Signature) of the Partners LargeCap Value I, Partners SmallCap Growth III and Partners SmallCap Value II Funds approved the Agreements on June 1, 2004. Shareholders of the Advisors Preferred, Advisors Select, Select and Preferred share classes of the Partners International, Partners MidCap Growth I, Partners MidCap Value and Preferred Securities Funds approved the Agreements on June 1, 2004. The Agreements for the other Funds were approved by their shareholders (except Advisors Signature
Class shareholders) on December 5, 2000.


CUSTODIAN
The custodian of the portfolio securities and cash assets of the International II Fund is JPMorgan Chase Bank, 4 Chase Metro Tech Center, 18th Floor, Brooklyn, New York 11245. The Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286 is custodian of the portfolio securities and cash assets of the other Funds. The custodians perform no managerial or policymaking functions for the fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE ON PURCHASES AND SALES OF SECURITIES
In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Sub-
Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such commissions are reasonable in light of
a) the size and difficulty of the transaction b) the quality of the execution provided and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. The Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

The Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Sub-Advisor may use it in servicing some or all of the accounts it manages. However, in the opinion of the Sub-Advisor, the value thereof is not determinable and it is not expected that the expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the research efforts of Sub-Advisor. The Sub-Advisor allocated portfolio transactions for the Funds indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

   FUND                             COMMISSIONS PAID
   ----                             ----------------
   Balanced                              10,860
   International Emerging Markets        11,514
   International I                       26,689
   International II                      95,553
   LargeCap Blend I                       1,065
   LargeCap Growth                       22,128
   LargeCap Value                       109,075
   MidCap Blend                          15,720
   MidCap Growth                         17,133
   MidCap Value                          58,724
   Partners International                 3,993
   Partners LargeCap Blend               87,039
   Partners LargeCap Blend I                224
   Partners LargeCap Growth               7,739
   Partners LargeCap Growth I            46,748
   Partners LargeCap Value                5,661
   Partners MidCap Blend                  3,327
   Partners MidCap Growth                 5,133
   Partners MidCap Value                  1,277
   Partners SmallCap Blend                  190
   Partners SmallCap Growth I            16,165
   Partners SmallCap Growth II           11,184
   Partners SmallCap Value               56,189
   Real Estate Securities                49,097
   SmallCap Blend                        30,033
   SmallCap Growth                       41,598
   SmallCap Value                        25,459


Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit a Fund from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.


The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated mutual fund or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or, fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.


Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.


The Board has approved procedures whereby a Fund may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a Fund's Manager and/or Sub-Advisor, which can be significant over tie and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Funds (except the Partners International Fund) participate in a program through a relationship with Frank Russell Securities, Inc. The Partners International Fund participates in the program offered by

FMR and Fidelity Management Trust Company. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Funds.


The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Fund went to broker-dealers that provided research, statistical or other factual information.

                                    TOTAL BROKERAGE COMMISSIONS PAID
                                      FOR PERIODS ENDED OCTOBER 31
                                      ----------------------------
 FUND                            2003            2002              2001
 ----                            ----            ----              ----
 International Emerging
 Markets                         108,790        100,099           51,891/(1//)/
 International I                 260,932        143,102           35,448/(2//)/
 International II                565,337        358,239           42,584/(//3//)/
 LargeCap Blend I                36,276/(4)/
 LargeCap Growth                  95,171         47,637           5,047/(//5//)/
 LargeCap S&P 500 Index          179,124         91,415           15,311/(//6//)/
 LargeCap Value                  325,908        127,729           22,882/(//6//)/
 MidCap Blend                     68,286         36,261           10,897/(//6//)/
 MidCap Growth                    73,557         73,357           20,099/(//3//)/
 MidCap S&P 400 Index             16,245         13,599           8,607/(//6//)/
 MidCap Value                    223,000        105,268           24,500/(//5//)/
 Partners LargeCap Blend         438,812        179,222           20,079/(//5//)/
 Partners LargeCap Blend I        16,542         27,263           10,334/(2//)/
 Partners LargeCap Growth        16,074/(4)/
 Partners LargeCap Growth I    1,908,882      1,226,509           25,749/(2//)/
 Partners LargeCap Growth II      97,078         15,719           9,707/(2//)/
 Partners LargeCap Value       1,297,841        907,327           46,467/(2//)/
 Partners MidCap Growth           97,909         34,979           32,596/(//7//)/
 Partners MidCap Value           190,018         74,069           40,014/(2//)/
 Partners SmallCap Blend         22,823/(4)/
 Partners SmallCap Growth I      772,657        309,887           11,333/(2//)/
 Partners SmallCap Growth II     363,945         30,024           16,783/(//5//)/
 Partners SmallCap Value         304,946        293,232           16,541/(//7//)/
 Partners SmallCap Value I      118,140/(4)/
 Preferred Securities            123,618        18,937/(//8//)/
 Real Estate Securities          261,264         72,599           26,298/(1//)/
 SmallCap Blend                  243,059         97,870           23,490/(2//)/
 SmallCap Growth                 223,259        166,752           44,836/(//3//)/
 SmallCap S&P 600 Index           42,639         16,508           11,186/(1//)/
 SmallCap Value                  218,019         94,301           18,975/(//5//)/

/ //(1//)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2001.
/ //(2)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2001.
/ //(3)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2001.
/ //(4)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//5//)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2001.
/ //(//6//)/    Period from December 1, 2000 (date operations commenced) through
 October 31, 2001.
/ //(//7//)/ Period from March 1, 2001 (date operations commenced) through
 October 31, 2001.
/ //(//8//)/ Period from May 1, 2002 (date operations commenced) through October
 31, 2002.

Certain broker-dealers are considered to be affiliates of the Fund.
.. Archipelago Securities, LLC, Goldman Sachs Asset Management, Soundview
  Technology Group Inc. and Spear, Leeds & Kellogg are affiliates of Goldman Sachs & Co. Goldman Sachs Asset Management acts as a sub-advisor for Principal Partners Blue Chip Fund, Inc., the Partners LargeCap Blend Fund I and Partners MidCap Growth Fund I.
.. J.P.Morgan Securities, Fleming Martin Ltd., Jardine Fleming Securities Ltd., and Robert Fleming Inc. are affiliates of J.P.Morgan Investment Management Inc. which acts as a sub-advisor for Partners SmallCap Value I and an account of Principal Variable Contracts Fund, Inc.
.. J.P.Morgan Securities is also an affiliate of American Century Investment
  Management, Inc. which acts as Sub-Advisor for the Partners LargeCap Growth Fund II and an Account of the Principal Variable Contracts Fund, Inc.

.. Neuberger Berman Management Inc. is an affiliate of Neuberger Berman LLC.
  Neuberger Berman Management Inc. acts as a sub-advisor for the Partners MidCap Value Fund and an account of Principal Variable Contracts Fund, Inc.

.. Morgan Stanley DW Inc., is affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to one account of the Principal Variable Contracts Fund, Inc.
.. Advest, Inc., AUTRANET, Inc., Pershing Company, L.P. and Sanford C. Bernstein
  & Co., LLC are affiliates of Alliance Capital Management L.P., which through its Bernstein Investment Research & Management Unit sub-advises Partners LargeCap Value Fund, an account of Principal Variable Contracts Fund, Inc. and the Principal Partners LargeCap Value Fund, Inc. Alliance Capital Management L.P. sub-advises Partners SmallCap Growth Fund I.
.. J.C. Bradford & Co., UBS Financial Services Inc., and UBS Securities LLC are affiliates of UBS Global AM which acts as sub-advisor to the Partners SmallCap Growth Fund II, Partners LargeCap Value I, Principal Partners SmallCap Growth Fund, Inc. and an account of the Principal Variable Contracts Fund, Inc.

Brokerage commissions paid to affiliates during the periods ending October 31 were as follows:

                                        COMMISSIONS PAID TO ADVEST CO.
                                        ------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth I
 2003                       1,100             0.79                     1.20
 Partners MidCap
 Growth
 2003                         742             0.53                     0.34



                               COMMISSIONS PAID TO ARCHIPELAGO SECURITIES, LLC
                               -----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend I
 2003                          20             0.01                      0.05
 Partners LargeCap
 Growth II
 2003                       5,708             4.08                     56.60
 Partners MidCap
 Growth
 2003                         151             0.11                      0.49
 Partners SmallCap
 Value I
 2003                          60             0.04                      0.08



                                      COMMISSIONS PAID TO AUTRANET, INC.
                                      ----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap
 Growth
 2001                        104              0.32                     0.57


                                   COMMISSIONS PAID TO FLEMING MARTIN LTD.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap Value
 2003                         545             0.39                      0.16
 2002                       1,348             1.82                      1.56
 2001                         244             0.61                      0.72
 Partners SmallCap
 Growth I
 2003                      10,151             7.25                      8.08
 2002                      46,423            14.98                     11.99


                                   COMMISSIONS PAID TO GOLDMAN SACHS & CO.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International
 Emerging Markets
 2003                       1,002             0.72                      1.27
 2002                       1,363             1.36                      2.03
 2001                         705             2.35                      1.96
 International I
 2003                      18,505            13.22                     17.67
 2002                       6,174             4.31                      4.03
 2001                       2,277             6.42                      5.54
 International II
 2003                      20,347            14.53                     13.40
 2002                      13,407             3.74                      2.98
 2001                       4,972            11.67                      9.20
 LargeCap Blend I
 2003                         770             0.55                      0.68
 LargeCap Growth
 2003                       2,112             1.51                      3.11
 2002                         434             0.91                      0.52
 2001                          41             0.80                      0.39
 LargeCap S&P 500
 Index
 2001                           7             0.04                      0.01
 LargeCap Value
 2003                      10,770             7.69                      9.16
 2002                       7,223             5.65                      4.09
 2001                         466             2.03                      1.48
 MidCap Blend
 2003                       3,610             2.58                      2.38
 2002                       2,168             5.98                      4.50
 2001                         500             4.59                      3.73
 MidCap Growth
 2003                       5,142             3.67                      4.72
 2002                       3,917             5.34                      3.77
 2001                       1,357             6.75                      7.63
 MidCap Value
 2003                      10,875             7.77                     10.58
 2002                       5,813             5.52                      4.55
 2001                         628             2.56                      2.21
 Partners LargeCap
 Blend
 2003                      11,652             8.32                     10.62
 2002                       9,023             5.03                      1.95
 2001                         371             1.85                      0.87
 Partners LargeCap
 Blend I
 2003                         516             0.37                      1.22
 2002                         624             2.29                      1.76
 2001                         204             1.97                      1.74
 Partners LargeCap
 Growth
 2003                         608             0.43                      1.05
 Partners LargeCap
 Growth I
 2003                      98,136            70.10                    123.43
 2002                      82,203             6.70                      5.37
 2001                       1,075             4.17                      3.57
 Partners LargeCap
 Growth II
 2003                       5,824             4.16                     12.93
 2002                       2,263            14.40                     10.81
 2001                       1,756            18.09                      9.56
 Partners LargeCap
 Value
 2003                      28,616            20.44                     22.63
 Partners MidCap Blend
 2003                       5,181             3.70                      2.62
 Partners MidCap
 Growth
 2003                       7,510             5.36                      6.00
 2002                       1,687             4.82                      2.82
 2001                         584             1.79                      1.90
 Partners MidCap Value
 2003                       1,176             0.84                      1.53
 2002                         859             1.16                      1.01
 2001                         397             0.99                      0.79
 Partners SmallCap
 Blend
 2003                         795             0.57                      1.21
 Partners SmallCap
 Growth I
 2003                      69,208            49.44                     59.34
 2002                      22,835             7.37                      7.05
 2001                          65             0.57                      0.42
 Partners SmallCap
 Growth II
 2003                         950             0.68                      0.90
 2002                         267             0.89                      0.41
 Partners SmallCap
 Value
 2003                       5,226             3.73                      3.49
 2002                       2,705             0.92                      0.67
 2001                          20             0.12                      0.14
 Partners SmallCap
 Value I
 2003                       4.898             3.50                      5.53
 Real Estate
 Securities
 2003                       6,250             4.46                      5.78
 2002                       1,885             2.60                      1.62
 SmallCap Blend
 2003                       8,737             6.24                      3.56
 2002                       1,368             1.40                      1.01
 2001                         505             2.15                      1.36
 SmallCap Growth
 2003                      10,579             7.56                      6.05
 2002                       9,037             5.42                      5.07
 2001                       1,387             3.09                      3.38
 SmallCap Value
 2003                      20,677            14.77                     10.58
 2002                       5,433             5.76                      4.62
 2001                         543             2.86                      2.53

                                     COMMISSIONS PAID TO JP MORGAN/CHASE
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend
 2002                        485              0.27                     0.14
 Partners MidCap
 Growth
 2002                         65              0.18                     0.08

                                  COMMISSIONS PAID TO J.P. MORGAN SECURITIES
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International
 Emerging Markets
 2003                       9,527             6.81                      3.79
 2002                      11,684            11.67                      8.44
 2001                       4,834             9.32                      8.82
 International I
 2003                       8,562             6.12                      5.11
 2002                      10,642             7.44                      6.53
 2001                       3,437             9.70                      7.52
 International II
 2003                       7,019             5.01                      2.22
 2002                      27,387             7.65                      5.57
 2001                         697             1.64                      1.40
 LargeCap Blend I
 2003                         279             0.20                      0.12
 LargeCap Growth
 2003                       1,202             0.86                      0.96
 2002                         313             0.66                      0.49
 2001                          29             0.57                      0.37
 LargeCap Value
 2003                       6,322             4.52                      4.01
 2002                       4,856             3.80                      3.02
 2001                          49             0.21                      0.25
 MidCap Blend
 2003                       1,621             1.16                      1.23
 2002                       1,068             2.94                      2.56
 2001                         198             1.81                      1.06
 MidCap Growth
 2003                         813             0.58                      0.84
 2002                       2,290             3.12                      2.60
 2001                         129             0.64                      0.73
 MidCap Value
 2003                       3,900             2.79                      3.28
 2002                       3,886             3.69                      2.69
 2001                         770             3.14                      2.65
 Partners LargeCap
 Blend
 2003                         620             0.44                      1.25
 2002                       4,546             2.54                      1.34
 2001                         498             2.48                      0.84
 Partners LargeCap
 Blend I
 2002                         163             0.60                      0.28
 2001                         174             1.68                      0.80
 Partners LargeCap
 Growth
 2003                         122             0.09                      0.10
 Partners LargeCap
 Growth I
 2003                      55,482            39.63                     68.64
 2002                      33,079             2.70                      2.17
 2001                         425             1.65                      1.47
 Partners LargeCap
 Growth II
 2003                          44             0.03                      0.10
 2002                          36             0.23                      0.14
 2001                          20             0.21                      0.10
 Partners MidCap
 Growth
 2003                       1,207             0.86                      0.83
 2002                       1,474             4.21                      2.30
 2001                         594             1.82                      1.54
 Partners MidCap Value
 2003                       1,357             0.97                      1.36
 2002                       1,006             1.36                      1.33
 2001                         430             1.07                      1.16
 Partners SmallCap
 Blend
 2003                          99             0.07                      0.05
 Partners SmallCap
 Growth I
 2003                      37,045            26.46                     29.34
 2002                      12,502             4.03                      4.33
 2001                          56             0.49                      0.43
 Partners SmallCap
 Growth II
 2003                         315             0.23                      0.17
 2002                         240             0.80                      0.40
 Partners SmallCap
 Value
 2002                       1,805             0.62                      0.42
 2001                          30             0.18                      0.18
 Real Estate
 Securities
 2003                       5,775             4.13                      4.65
 2002                       2,925             4.03                      1.82
 2001                       1,395             5.30                      4.28
 SmallCap Blend
 2003                         447             0.32                      0.19
 2002                         118             0.12                      0.11
 2001                          89             0.38                      0.40
 SmallCap Growth
 2003                       2,947             2.10                      1.64
 2002                       5,445             3.27                      2.69
 2001                         443             0.99                      1.45
 SmallCap Value
 2003                       3,343             2.39                      1.78
 2002                       3,421             3.63                      2.60
 2001                         547             2.88                      2.45

                             COMMISSIONS PAID TO JARDINE FLEMING SECURITIES LTD.
                             ---------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International II
 2002                       3,551             0.99                     0.66
 2001                         622             1.46                     2.36


                                     COMMISSIONS PAID TO LEHMAN BROTHERS
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International
 Emerging Markets
 2003                          394             0.28                     0.23
 International I
 2003                        6,892             4.92                     5.41
 International II
 2003                        7,585             5.42                     7.60
 LargeCap Blend I
 2003                          358             0.26                     0.58
 LargeCap Growth
 2003                        7,387             5.28                     9.64
 LargeCap S&P 500
 Index
 2003                      159,691           114.07                   301.60
 LargeCap Value
 2003                       17,876            12.77                    22.90
 MidCap Blend
 2003                        4,018             2.87                     3.25
 MidCap Growth
 2003                        2,462             1.76                     2.52
 MidCap S&P 400 Index
 2003                       14,737            10.53                    43.29
 MidCap Value
 2003                       13,967             9.98                    14.51
 Partners LargeCap
 Blend
 2003                       41,793            29.85                    85.74
 Partners LargeCap
 Blend I
 2003                           68             0.05                     0.18
 Partners LargeCap
 Growth
 2003                          328             0.23                     0.40
 Partners LargeCap
 Growth I
 2003                      120,318            85.95                   164.45
 Partners LargeCap
 Growth II
 2003                        1,863             1.33                     2.73
 Partners LargeCap
 Value
 2003                        5,355             3.83                     1.38
 Partners MidCap
 Growth
 2003                        5,420             3.87                     4.48
 Partners MidCap Value
 2003                          582             0.42                     0.61
 Partners SmallCap
 Blend
 2003                          764             0.55                     0.46
 Partners SmallCap
 Growth I
 2003                       46,296            33.07                    36.78
 Partners SmallCap
 Growth II
 2003                        3,055             2.18                     3.03
 Partners SmallCap
 Value
 2003                        9,600             6.86                     7.48
 Partners SmallCap
 Value I
 2003                        1,308             0.93                     1.07
 Real Estate
 Securities
 2003                       40,304            28.79                    41.48
 SmallCap Blend
 2003                        6,745             4.82                     4.03
 SmallCap Growth
 2003                       13,585             9.70                     7.00
 SmallCap S&P 600
 Index
 2003                       37,293            26.64                    71.42
 SmallCap Value
 2003                       10,107             7.22                     6.30

                                 COMMISSIONS PAID TO MORGAN STANLEY DW, INC.
                                 -------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International
 Emerging Markets
 2003                       14,816           10.58                      9.57
 2002                       14,587           14.57                     16.32
 2001                          175            0.34                      0.36
 International I
 2003                       20,845           14.89                     21.72
 2002                       16,162           11.29                     10.90
 2001                           53            0.15                      0.19
 International II
 2003                       24,420           17.44                     87.78
 2002                       17,409            4.86                      3.13
 2001                        3,924            9.21                      8.25
 LargeCap Blend I
 2003                          193            0.14                      0.45
 LargeCap Growth
 2003                        2,056            1.47                      3.48
 2002                        8,179           17.17                     22.05
 2001                           13            0.26                      0.31
 LargeCap S&P 500
 Index
 2003                           64            0.05                      0.39
 2001                            6            0.04                      0.01
 LargeCap Value
 2003                       27,057           19.33                     40.81
 2002                       17,625           13.80                     18.30
 2001                          283            1.23                      1.27
 MidCap Blend
 2003                        1,703            1.22                      4.25
 2002                        2,785            7.68                     12.09
 2001                          275            2.52                      1.87
 MidCap Growth
 2003                        3,882            2.77                      7.66
 2002                        6,972            9.50                     12.99
 2001                          833            4.14                      3.86
 MidCap Value
 2003                       18,517           13.23                     23.21
 2002                        8,005            7.60                      8.73
 2001                          301            1.23                      1.19
 Partners LargeCap
 Blend
 2003                       19,501           13.93                     26.82
 2002                        8,251            4.60                      3.75
 2001                        2,426           12.08                      8.01
 Partners LargeCap
 Blend I
 2003                          922            0.66                      3.68
 2002                        4,900           17.97                     18.21
 2001                          206            1.99                      4.54
 Partners LargeCap
 Growth
 2003                        5,768            4.12                     10.21
 Partners LargeCap
 Growth I
 2003                        3,467            2.48                      4.14
 2002                      123,127           10.04                     13.81
 2001                          198            0.77                      0.89
 Partners LargeCap
 Growth II
 2003                        5,281            3.77                     17.76
 2002                          713            4.53                      3.94
 2001                          277            2.85                      1.11
 Partners LargeCap
 Value
 2003                       12,582            8.99                      5.70
 Partners MidCap
 Growth
 2003                        3,538            2.53                      2.89
 2002                          901            2.58                      2.02
 2001                        1,253            3.84                      3.60
 Partners MidCap Value
 2003                        1,234            0.88                      0.84
 2001                           10            0.02                      0.01
 Partners SmallCap
 Blend
 2003                          942            0.67                      0.55
 Partners SmallCap
 Growth I
 2003                       38,013           27.15                     26.41
 2002                          892            0.29                      0.27
 Partners SmallCap
 Growth II
 2003                       34,670           24.77                     43.36
 2002                          705            2.35                      1.96
 2001                           12            0.07                      0.07
 Partners SmallCap
 Value
 2003                        3,175            2.27                      3.36
 2002                        3,465            1.18                      0.80
 Partners SmallCap
 Value I
 2003                        7,011            5.01                      6.66
 Real Estate
 Securities
 2003                        6,740            4.81                     19.14
 2002                        5,230            7.20                      4.34
 2001                        1,060            4.03                      4.21
 SmallCap Blend
 2003                        6,522            4.66                      4.08
 2002                       23,214           23.72                     30.46
 2001                          181            0.77                      1.95
 SmallCap Growth
 2003                       30,874           22.05                     21.72
 2002                       11,041            6.62                      6.97
 2001                          300            0.67                      0.91
 SmallCap S&P 600
 Index
 2003                           69            0.05                      0.48
 SmallCap Value
 2003                       14,620           10.44                     10.38
 2002                        9,305            9.87                     15.70
 2001                          233            1.23                      0.79

                                  COMMISSIONS PAID TO NEUBERGER BERMAN, LLC
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth I
 2003                        2,915            2.08                      3.53
 2002                        6,594            0.54                      0.75
 2001                           30            0.12                      0.16
 Partners MidCap Value
 2003                      125,416           89.59                    126.46
 2002                       50,061           67.59                     66.58
 2001                       20,240           50.58                     51.80
 Partners SmallCap
 Growth I
 2003                       37,405           26.72                     29.47
 2002                       56,539           18.25                     22.09
 2001                        4,775           42.13                     43.16
 Partners SmallCap
 Value I
 2003                          195            0.14                      0.08


                                  COMMISSIONS PAID TO PERSHING COMPANY, L.P.
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap Value
 2001                        40               0.10                     0.10


                                   COMMISSIONS PAID TO ROBERT FLEMING INC.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International I
 2001                        793              2.24                     2.84
 International
 SmallCap
 2001                        574              1.26                     0.81


                             COMMISSIONS PAID TO SANFORD C. BERNSTEIN & CO., LLC
                             ---------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International I
 2002                        2,087             1.46                     1.66
 International II
 2002                        3,029             0.85                     0.12
 LargeCap Blend I
 2003                        7,122             5.09                     6.04
 LargeCap Growth
 2003                        8,178             5.84                    16.79
 2002                        1,012             2.12                     2.40
 2001                          204             4.03                     2.87
 LargeCap Value
 2003                       15,434            11.03                    17.49
 2002                        4,050             3.17                     1.89
 2001                          185             0.81                     0.81
 MidCap Blend
 2003                        5,091             3.64                     5.68
 2002                        5,237            14.44                    15.16
 2001                          319             2.92                     2.48
 MidCap Growth
 2003                        8,295             5.93                    12.02
 2002                        8,045            10.97                    12.60
 2001                        2,881            14.33                    14.56
 MidCap Value
 2003                        6,339             4.53                     8.48
 2002                        1,636             1.55                     1.44
 2001                          530             2.16                     2.26
 Partners LargeCap
 Blend
 2002                          100             0.06                     0.03
 2001                          242             1.21                     0.35
 Partners
 LargeCap Blend I
 2003                           60             0.04                     0.06
 2002                           96             0.35                     0.24
 2001                           43             0.41                     0.32
 Partners LargeCap
 Growth
 2003                           43             0.03                     0.07
 Partners LargeCap
 Growth I
 2003                       31,723            22.66                    38.95
 2002                       23,080             1.88                     1.71
 2001                          387             1.50                     1.57
 Partners LargeCap
 Growth II
 2003                        1,488             1.06                     2.39
 2002                          360             2.29                     0.92
 2001                           80             0.82                     0.48
 Partners LargeCap
 Value
 2003                      821,584           586.89                   727.40
 2002                      865,585            95.40                    96.23
 2001                       46,467           100.00                   100.00
 Partners MidCap
 Growth
 2003                          362             0.26                     0.32
 2002                          470             1.34                     1.16
 2001                           98             0.30                     0.39
 Partners MidCap Value
 2003                        2,560             1.83                     1.59
 2002                        2,360             3.19                     3.19
 2001                          835             2.09                     2.31
 Partners SmallCap
 Growth I
 2003                          515             0.37                     0.45
 2002                        1,945             0.63                     0.75
 2001                          320             2.82                     2.68
 Partners SmallCap
 Growth II
 2003                        2,980             2.13                     4.15
 2002                           60             0.20                     0.20
 Partners SmallCap
 Value I
 2003                        4,977             3.55                     4.97
 Real Estate
 Securities
 2003                        2,010             1.44                     1.99
 2002                          695             0.96                     1.31
 SmallCap Blend
 2002                        1,052             1.08                     0.96
 2001                        1,070             4.55                     3.16
 SmallCap Growth
 2003                        4,779             3.41                     3.58
 2002                        3,467             2.08                     2.35
 2001                          455             1.01                     1.40
 SmallCap Value
 2003                        2,209             1.58                     2.59
 2002                        1,031             1.09                     1.03
 2001                           65             0.34                     0.39

                             COMMISSIONS PAID TO SOUNDVIEW TECHNOLOGY GROUP, INC.
                             ----------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 MidCap Growth
 2001                          13             0.06                     0.07
 MidCap Value
 2001                         195             0.80                     0.37
 Partners LargeCap
 Growth I
 2001                          40             0.16                     0.10
 Partners LargeCap
 Growth II
 2001                         545             5.61                     2.63
 Partners MidCap
 Growth
 2001                         284             0.87                     0.84
 Partners MidCap Value
 2001                       1,180             2.95                     2.77
 Partners SmallCap
 Growth I
 2001                          25             0.22                     0.45
 SmallCap Growth
 2001                          53             0.12                     0.10


                                  COMMISSIONS PAID TO SPEAR, LEEDS & KELLOG
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend I
 2003                         162             0.12                      0.97
 Partners LargeCap
 Growth I
 2002                       9,190             0.75                      0.78
 2001                           9             0.08                      0.01
 Partners LargeCap
 Growth II
 2003                       1,418             1.01                     11.72
 Partners MidCap
 Growth
 2002                         796             2.28                      1.57
 2001                         121             0.37                      0.41
 Partners SmallCap
 Growth I
 2002                         716             0.23                      0.20
 Partners SmallCap
 Value
 2002                       4,210             1.44                      0.79


                                COMMISSIONS PAID TO SPECTRUM ASSET MANAGEMENT
                                ---------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners SmallCap
 Value I
 2003                      123,618            88.31                   194.52
 Preferred Securities
 2002                       18,937           100.00                   100.00


                                  COMMISSIONS PAID TO UBS FINANCIAL SERVICES
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
                           AMOUNT      TOTAL COMMISSIONS   COMMISSIONABLE TRANSACTION S
 FUND                      ------      -----------------   ----------------------------
 ----
 Partners LargeCap
 Growth
 2003                           4             0.00                     0.00
 Partners LargeCap
 Growth I
 2002                       6,714             0.55                     0.74
 Partners MidCap
 Growth
 2003                         106             0.08                     0.07
 Partners SmallCap
 Value I
 2003                         290             0.21                     0.20

                                      COMMISSIONS PAID TO UBS SECURITIES
                                      ----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International
 Emerging Markets
 2003                       14,651            10.47                     8.54
 2002                       10,532            10.52                    11.46
 International I
 2003                       30,896            22.07                    24.63
 2002                       12,392             8.66                     8.43
 International II
 2003                       45,946            32.82                    59.15
 2002                       42,997            12.00                     7.82
 LargeCap Blend I
 2003                          884             0.63                     3.67
 LargeCap Growth
 2003                        4,697             3.36                     8.55
 2002                          313             0.66                     0.52
 LargeCap Value
 2003                       37,193            26.57                    56.61
 2002                        6,586             5.16                     5.81
 MidCap Blend
 2003                        4,574             3.27                     5.83
 2002                          622             1.72                     1.58
 MidCap Growth
 2003                        5,852             4.18                     7.01
 2002                        1,670             2.28                     3.68
 MidCap Value
 2003                       22,722            16.23                    22.13
 2002                        4,829             4.59                     4.03
 Partners LargeCap
 Blend
 2003                       11,193             8.00                     7.67
 2002                          130             0.07                     0.08
 Partners
 LargeCap Blend I
 2003                          165             0.12                     0.12
 2002                          318             1.16                     0.76
 Partners LargeCap
 Growth
 2003                          169             0.12                     0.45
 Partners LargeCap
 Growth I
 2003                      160,860           114.91                   198.58
 2002                       62,482             5.09                     4.04
 Partners LargeCap
 Growth II
 2003                        1,615             1.15                     2.90
 2002                          399             2.54                     1.26
 Partners MidCap
 Growth
 2003                        1,220             0.87                     0.68
 2002                        1,118             3.20                     1.77
 Partners MidCap Value
 2003                        1,904             1.36                     2.36
 2002                        1,208             1.63                     2.26
 Partners SmallCap
 Growth I
 2003                       12,827             9.16                    10.47
 2002                       19,873             6.41                     5.11
 Partners SmallCap
 Growth II
 2003                        9,093             6.50                    11.75
 2002                           70             0.23                     0.11
 Partners SmallCap
 Value
 2003                        8,060             5.76                     5.40
 2002                       10,514             3.59                     3.16
 Partners SmallCap
 Value I
 2003                        4,008             2.86                     3.01
 Real Estate
 Securities
 2003                        6,920             4.94                     7.69
 2002                        1,508             2.08                     1.57
 SmallCap Blend
 2003                        5,855             4.18                     8.12
 2002                          443             0.45                     0.25
 SmallCap Growth
 2003                       12,270             8.77                    10.96
 2002                        3,652             2.19                     2.10
 SmallCap S&P 600
 Index
 2003                           25             0.02                     0.18
 SmallCap Value
 2003                       21,423            15.30                    17.95
 2002                        4,075             4.32                     3.34

ORDER ALLOCATION
The Manager acts as investment advisor for each of the funds sponsored by Principal Life. The Sub-Advisor places orders to trade portfolio securities for each of the Funds. The following describes the process used by the Sub-Advisor in allocating securities among its clients and/or accounts it manages.

International I, International II, International Emerging Markets, LargeCap
---------------------------------------------------------------------------
Blend I, LargeCap Growth, LargeCap S&P 500, LargeCap Value, MidCap Blend, MidCap
--------------------------------------------------------------------------------
Growth, MidCap S&P 400, MidCap Value, Principal LifeTime 2010, Principal
------------------------------------------------------------------------
LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal
--------------------------------------------------------------------------
LifeTime 2050, Principal LifeTime Strategic Income, SmallCap Blend, SmallCap
----------------------------------------------------------------------------
Growth, SmallCap S&P 600 and SmallCap Value Funds
-------------------------------------------------
If, in carrying out the investment objectives of the Funds, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Funds at the same time (or, in the case of accounts managed by a Sub-Advisor, for two or more Funds and any other accounts managed by the Sub-Advisor), the Manager or Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the various Funds (or, in the case of a Sub-Advisor, the various Funds and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Fund's (or, in the case of a Sub-Advisor, each Fund's or other client account's) order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro-rata based on the Allocation Statement. Securities purchased for funds (or, in the case of a Sub-Advisor, Funds and other client accounts) participating in an aggregate or "bunched" order will be placed into those Funds and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases or sales of the same debt securities are to be made for two or more of the Funds at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund.

The Sub-Advisor expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. The Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.


The Sub-Advisor may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, the Sub-Advisor considers the account's investment style, investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO order. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for clients of the Sub-Advisor are insufficient to provide a meaningful allocation to each participating account. In such cases, the Sub-Advisor will employ an allocation system it feels treats all participating accounts fairly and equitably over time.


Partners International
----------------------
All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by FMR pursuant to authority contained in the sub-advisory agreement. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any compensation paid; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services.

For futures transactions, the selection of a futures commission merchant (FCM) is generally based on the overall quality of execution and other services, including research, provided by the FCM.


When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by FMR to be appropriate and equitable to each fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Board of Directors that the desirability of retaining FMR as sub-advisor to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the Fund or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC
(NFS) and Fidelity Brokerage Services (Japan) LLC (FBSJ), provided it determines that these affiliates' products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR may also place trades with Archipelago ECN (Archipelago), an electronic communications network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the compensation is fair, reasonable, and comparable to compensation charged by non-affiliated, qualified brokerage firms for similar services.


Partners MidCap Growth
----------------------
Turner has developed an allocation system for limited opportunities: block orders that cannot be filled in one day and IPOs. Allocation of all partially filled trades will be done pro-rata, unless the small size would cause excessive ticket charges. In that case, allocation will begin with the next account on the rotational account listing. Any directed brokerage arrangement will result in the inability of Turner to, in all cases, include trades for that particular client in block orders if the block transaction is executed through a broker other than the one that has been directed. The benefits of that kind of transaction, a sharing of reduced cost and possible more attractive prices, will not extend to the directed client. Allocations exceptions may be made if documented and approved timely by the firm's compliance officer. Turner's proprietary accounts may trade in the same block with client accounts, if it is determined to be advantageous to the client to do so.

Partners LargeCap Blend and Partners LargeCap Growth I
----------------------------------------------------------
T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering (such as IPOs) or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative size of the participating client portfolios or the relative size of the participating client's order depending upon the market involved. In allocating trades made on a combined basis, the trading desk seeks to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro rata basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimis positions; (iii) to give priority to accounts with specialized investment policies and objectives; and
(iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure).

Partners LargeCap Value
---------------------------
In carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other account managed by Bernstein. Bernstein's allocation and executions policies are designed to assist it in providing clients with money management on an individual basis. In circumstances where other units of Alliance are placing orders for the same securities as Bernstein, order executions are not coordinated. Prior to determining which accounts should participate in a potential purchase or sale of blocks of securities during a trading day, in addition to prevailing market conditions, Bernstein considers: 1) for purchases:
a) whether the security is appropriate for all accounts or a certain category of accounts; b) whether the security is appropriate for all accounts, though in varying percentages for each account; or c) whether the security is appropriate for a certain category of accounts, and 2) for sales: a) whether the security should not be owned by any of its client accounts; b) whether the security should be owned in lesser percentages for each account or a certain category of accounts; or c) whether Bernstein intends to liquidate a position for tax purposes for those clients requiring a gain or loss. Where Bernstein determines to sell a security regardless of tax considerations, both taxable and tax-exempt accounts are eligible for sale contemporaneously. In those situations where tax gains influence the sale, securities in the tax-exempt accounts will usually be placed for sale first, as additional time is needed to consider the tax implications for each taxable account. Conversely, when tax losses influence the sale, Bernstein may prioritize taxable clients first as the loss has a specific impact in a given year. When orders are generated, the decision as to which accounts should participate, and in what amount, is based on the type of security, the present or desired structure of the portfolio, the nature of the account's goals and tolerance for risk, the tax status, and the permitted investment techniques. As a result, Bernstein may have different price limits at which it would desire to purchase or sell a security for different accounts. Bernstein's portfolio-information system, portfolio reports and quality control reports permit it to consider and weigh these factors as appropriate.

Upon execution of an order, the appropriate amounts and prices are recorded for each account. Bernstein's Trading and Technical Group records the specific accounts that may participate in a proposed execution of U.S. equity orders. The pending orders on these accounts are then used as a basis for the allocations of executed orders. U.S. equity orders for accounts for which Bernstein's affiliated broker-dealer, Sanford C. Bernstein & Co., LLC ("SCB LLC") executes transactions and accounts that utilize other brokers are executed on a proportional basis. Among the accounts that direct brokerage to firms other than SCB LLC, the priority of the orders is generally determined on a random basis. This procedure may vary depending on factors such as purchase or sale opportunities among brokers selected by the clients, the size of the order and timing considerations.


Where SCB LLC executes transactions, at any particular time, all outstanding equity orders for investment management accounts for the same security at the same limit are treated equally. When such executions occur at different prices during the day, participating clients get the average price of all eligible executions in that security during the day. If all the orders for the same security have the same limit, or if all the executions satisfy the most restrictive limit, then all the executions are price-averaged for allocation to the orders. Otherwise, the orders are grouped according to limit. For each group, portions of each execution are chosen such that the average price of executions chosen for each group meets its limit, does not exceed the quantity ordered and comes closer to proportional allocation than any other distribution. If the amount that SCB LLC has been able to execute in the desired price range is not sufficient to fill all the orders, the total amount executed is allocated to the accounts on a mechanical basis as described below.


Accounts are generally divided into two categories: 1) those with equity equal to or greater than $5 million (including relationships with combined equity equal or greater than $5 million), and 2) those with equity less than $5 million. Accounts or account relationships falling into the first category will receive the appropriate partial allocation rounded to the nearest 100 shares if the result of the partial allocation is 1,000 shares or more. In any account or account relationship in this category where, as a result of the partial allocation, the account or account relationship would receive less than1,000 shares, those accounts or account relationships are then chosen on a random basis to receive, if selected, the lesser of 1,000 shares or the number of shares remaining to be filled. Transactions for accounts or account relationships with equity of less than $5 million will be allocated on an all-or-nothing basis by random selection. This category of accounts and account relationships will receive roughly the percentage of the execution to which it is entitled as a whole (e.g. if this group represents 30% of the entire order, then approximately 30% of the shares executed will be allocated to the group). However, if there are shares remaining that would result in a partial allocation to an account with equity of less than $5 million, these shares will be allocated, if possible, to accounts with equity greater than $5 million if there are partials that have not been completed. To the extent that there are none, these shares will be allocated to one account with equity of less than $5 million, resulting in a partial allocation. While a defined relationship of accounts will generally be treated as a single trading entity from the standpoint of allocation, account-specific factors, such as differences in risk tolerance, tax considerations or permitted investment techniques, may make treatment of the relationship as an entity inappropriate.


For equity accounts, allocation may also be based on the following additional factors: 1) whether or not a client has an existing partial position in that particular security; 2) the tax status of the account, e.g. time constraints involved in reviewing tax consequences or effecting tax strategies; 3) the account's risk/reward goals; and 4) time constraints involved in reviewing guidelines which may prohibit certain allocations.


IPOs generally do not fall within the investment objectives of Bernstein's clients in its value services.


Partners LargeCap Growth
------------------------


ALLOCATION - IPOS AND OTHER LIMITED OPPORTUNITY SECURITIES
Two important characteristics:
.. Because of the particularly limited nature of such offerings, each investment area / trading desk must be particularly diligent to ensure that these opportunities are allocated equitably among accounts eligible to participate. While account-specific trading is permitted for normal securities, it is generally expected that a trading desk will give consideration to all of its eligible accounts when it allocates an IPO or other limited opportunity.
.. If more than one GMO trading desk will participate in the opportunity, the trade must be allocated and executed on a coordinated basis.


PRINCIPLES OF LIMITED OPPORTUNITY ALLOCATIONS . GMO recognizes that each of the trading desks maintains its own relationships with brokers, dealers and other market participants, and that firms that have contacts with more than one of GMO's trading desks may view the groups as one or independently. GMO requires that trading desks deal honestly with their trading partners, making clear when statements or policies are specific to the desk or are meant to apply to GMO generally.


GMO recognizes that its trading desks sometimes participate in IPOs and other limited opportunities with different holding period strategies. GMO believes that both short and long holding period strategies can be legitimately pursued. GMO must promote a responsible and credible reputation in the investment community by providing only accurate and non-misleading information. In particular, if a trading desk provides information as to holding intention to the underwriter of a stock, the desk should be careful to speak only for itself if other areas of GMO may participate on a different basis.



ALLOCATION STANDARDS .

 1) Each Investment Area is responsible for determining which of its accounts are appropriate for participation in IPOs and other limited opportunities.


 2) Trading Desks are responsible for discovery and process management of their own IPOs and other limited opportunities. Only trading desks that have independently identified and selected an IPO or other opportunity may participate. Trading desks generally shall not participate in such opportunities because of the research or recommendation of another investment area of the firm.

 3) Participation in the IPO or other opportunity must be consistent with the guidelines and other compliance limitations applicable to the account, and the strategy must otherwise be consistent with the account's investment objective and strategy.

 4) Each trading desk must determine an intended allocation among its own eligible accounts.

 5) Before submitting a subscription, a trading desk must determine if other trading desks are independently interested in participating. A reasonable time (considering the circumstances) should be allowed for other trading desks to determine target subscription amounts for each of that desk's accounts that will participate.

 6) All accounts identified for participation shall be included in a consolidated subscription across trading desks. The intended allocation shall be pro-rata to each account's target.

 7) Deviations from the consolidated subscription approach will be permitted only after consultation with Compliance.

Preferred Securities
--------------------
If, in carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other accounts managed by the Sub-Advisor at the same time, Spectrum may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which the Registrant, its affiliates and/or its personnel have beneficial interests). The Sub-Advisor may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Sub-Advisor shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the Fund and other client accounts whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling the Fund's or other client account's order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro rata based on the Allocation Statement. Securities purchased for the Fund and other client accounts participating in an aggregate or "bunched" order will be placed into the Fund and other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases and sales of the same securities are to be made for two or more Funds or other accounts managed by the Sub-Advisor, the Sub-Advisor will frequently allocate the purchases and sales on a pro-rata basis, or may allocate the trades to individual accounts to address diversification issues raised by individual account guidelines and/or cashflows. The Sub-Advisor's allocation policies are designed such that no account will be favored over another account, Fund, or portfolio.


The Sub-Advisor expects aggregation or "bunching" of orders, on average, to slightly reduce the cost of execution. The Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.


The Sub-Advisor does not purchase IPO's as part of its Preferred Stock strategy, and therefore will not purchase IPO's for the Fund or for any other account for which the Sub-Advisor manages a Preferred Stock strategy.

Partners LargeCap Value I and Partners SmallCap Growth II
---------------------------------------------------------
UBS Global AM will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another. Allocations between the Fund and others are pro rated based on account size, relative to the outstanding order book for a given stock as of 3:00 pm Central time each day. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Sub-Advisor, however, the results of such procedures will, on the whole, be in the interest of each of its clients.

Partners SmallCap Value
-----------------------
Frequently, Ark Asset enters into "block" trades on behalf of its client accounts. Ark Asset's client accounts include separately managed accounts, pooled investment vehicles including Limited Liability Companies and Investment Companies for which Ark Asset acts as investment manager, and accounts of pension plans covering employees of Ark Asset. Ark Asset enters into such trades as part of its general trading policy designed to ensure that none of the its client accounts are favored over any other client account and to facilitate best execution.

Specifically, each client account (including the Fund) that participates in a block trade will participate at the average share price for all of Ark Asset's transactions in that security on that business day, entered into on behalf of the same group of client accounts. Securities purchased or sold in such a block trade are allocated to the relevant client accounts pro-rata, based on each client account's market value, subject to any specific restrictions imposed by Ark Asset's clients. However, Ark Asset normally excludes the accounts of pension plans covering employees of Ark Asset from block trades and trades on behalf of such pension plans subsequent to the completion of such block trades.


Ark Asset does not purchase IPOs as part of its SmallCap Value Strategy and therefore will not purchase IPOs on behalf of the Partners SmallCap Value Fund or any other of its client accounts which are invested in its SmallCap Value Strategy.


Ark Asset does not trade on behalf of any client accounts with broker-dealer affiliates.


If the purchase or sale of securities consistent with the investment objectives of the Funds or one or more of the other clients for which American Century, Dreyfus, J.P. Morgan Investment or Neuberger Berman acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund or client.


PURCHASE, REDEMPTION AND PRICING OF SHARES


PURCHASE OF SHARES
The Institutional Class shares offered by the Funds can be purchased only by:
.. the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts;
.. any Fund distributed by Princor, if the Fund seeks to achieve its investment objective by investing primarily in shares of Funds distributed by Princor (a "fund-of-funds"); and
.. the State of Iowa Section 529 College Savings Plan Trust.
In addition, Institutional Class shares may be offered by employees of Principal Global Investors, LLC who are also registered representatives of Princor.

Shares of the Advisors Select, Advisors Signature, Advisors Preferred, Select, and Preferred classes of the currently offered Funds can be purchased only by certain employer sponsored retirement plans.

Class J shares are offered only to individuals (and his/her spouse) who:
.. receive lump sum distributions from terminating retirement or employee welfare benefit plans or contracts sponsored by Principal Life;
.. are customers of Principal Connection or the small business direct sales team; .. are purchasing shares through the Principal Income IRA;
.. are purchasing shares in conjunction with payroll deduction plans.

Class J shares of the Capital Preservation Fund are offered only to fund an Individual Retirement Account (IRA), Simplified Employee Pension ("SEP") plan and Savings Incentive Match Plan for Employees ("SIMPLE"). Class J shares of the MidCap Value, Preferred Securities and SmallCap Value Funds are also available through Principal Passage, a fee-based brokerage account.


The Advisors Select, Advisors Signature, Advisors Preferred, Select and Preferred classes are currently available through registered representatives of Princor, registered representatives of certain broker/dealers selected by Princor or financial planners.


Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Funds are purchased at the net asset value ("NAV") per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day's price, an order must be received by the close of the regular trading session of the NYSE as described below in "Offering Price."


Princor may, from time-to-time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds' shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers support of, and participation in, Princor's marketing programs and the extent of a dealer's marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor's resources, from its retention of underwriting concessions and, in the case of share classes that have 12b-1 fees, from payments to Princor under such plans.


SALES OF SHARES
Payment for shares tendered for redemption is ordinarily made in cash. The Board may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Offering Price."

The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


Except for Class J shares, sales of shares may only be effected through the separate accounts of participating insurance companies, an employer sponsored plan, a fund of funds or the State of Iowa Section 529 College Savings
Plan Trust. Certain designated organizations are authorized to receive sell orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

OFFERING PRICE

For all Funds except the Capital Preservation Fund and Money Market Fund
------------------------------------------------------------------------
As stated in the Prospectuses, the NAV of each Class of the Funds (except the Capital Preservation Fund and Money Market Fund) is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

The share price for each class of shares for each Fund is determined by dividing the value of securities in the Fund's investment portfolio plus all other assets attributable to that class, less all liabilities attributable to that class, by the number of Fund shares of that Class outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11 a.m. Eastern Time). Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Directors.


Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading may take place in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per Class per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.


Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board as may from time to time be necessary.


PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

NOTES:

.. If current market values are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.

.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Capital Preservation Fund and Money Market Fund
-----------------------------------------------
The share price of each Class of shares of the Capital Preservation Fund and Money Market Fund is determined at the same time and on the same days as the Funds as described above. The share price is computed by dividing the total value of each Fund's securities and other assets, less liabilities, by the number of Fund shares outstanding.

All securities held by the Capital Preservation Fund and Money Market Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Funds assume a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.


Use of the amortized cost valuation method by the Capital Preservation Fund and Money Market Fund requires each Fund to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, each Fund invests only in obligations determined by the Directors to be of high quality with minimal credit risks.


The Directors have established procedures for the Capital Preservation Fund and Money Market Fund designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Sub-Advisor to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to shareholders, they take such corrective action as they regard as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. Each Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.


TAXATION OF THE FUNDS


It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains) of the Fund in the manner they were received by the Fund.

All income dividends and capital gains distributions, if any, on a Fund's Advisors Select, Advisors Preferred, Advisors Signature, Select, Preferred and Institutional class shares are reinvested automatically in additional shares of the same class of the same Fund. Dividends and capital gains distributions, if any, on a Fund's Class J shares (except distributions on the Capital Preservation Fund which must be reinvested in additional shares of Class J shares of that Fund) are reinvested automatically in additional shares of Class J shares of the same Fund unless the shareholder elects Dividend Relay to uses the distributions to purchase shares of another Fund's Class J shares. The reinvestment and/or Dividend Relay purchase will be made at the NAV determined on the first business day following the record date.


Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.


Some foreign securities purchased by the Funds may be subject to foreign taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income.


CALCULATION OF PERFORMANCE DATA


FOR ALL FUNDS EXCEPT THE CAPITAL PRESERVATION FUND AND MONEY MARKET FUND
A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising the Funds, including appropriate market indices including the benchmarks shown in the prospectus for the Fund or data from Lipper, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.


From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: 1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); 2) discussions of general economic trends; 3) presentations of statistical data to supplement such discussions; 4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; 5) descriptions of investment strategies for one or more of the Funds; 6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; 7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; 8) discussions of fund rankings or ratings by recognized rating organizations; and 9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.


Capital Preservation Fund and Money Market Fund Yields
------------------------------------------------------
Each of the Money Market Fund and the Capital Preservation Fund, for periods subsequent to its conversion to a money market fund effective July 29, 2004, may advertise its yield and effective yield. Yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Because realized capital gains or losses in a Fund's portfolio are not included in the calculation, the Fund's net investment income per share for yield purposes may be different from the net investment income per share for dividend purposes, that includes net short-term realized gains or losses on the Fund's portfolio. As of October 31, 2003, the Money Market Fund's yield was as follows:

                                         YIELD AS OF OCTOBER 31, 2003
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Money Market            0.00%      0.12%      0.43%    0.36%       0.69%       0.00%



Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The resulting effective yield figure is carried to at least the nearest hundredth of one percent. As of October 31, 2003, the Money Market Fund's effective yield was:

                                         EFFECTIVE YIELD AS OF OCTOBER 31, 2003
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Money Market            0.00%      0.12%      0.43%    0.36%       0.69%       0.00%



The yield quoted at any time for the Capital Preservation Fund or the Money Market Fund represents the amount that was earned during a specific, recent seven-day period and is a function of the quality, types and length of maturity of instruments in the Fund's portfolio and the Fund's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of each investment.


The yield for each of the Capital Preservation Fund, for periods subsequent to its conversion to a money market fund effective July 29, 2004, and the Money Market Fund fluctuates daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in either Fund is not insure. Investors comparing results of the Capital Preservation Fund (for periods subsequent to July 29, 2004) or the Money Market Fund with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Funds.


Total Return for all other Funds
--------------------------------
When advertising total return figures, each of the other Funds will include its average annual total return for each of the one, five and ten year periods that end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, a Fund may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions at net asset value) by the initial investment.

The average annual total return for the periods ending October 31, 2003 for the Advisors Select Class shares are as follows:

                                              1-YEAR          5-YEAR
 FUND                                         ------          ------
 ----
 Bond & Mortgage Securities                     3.77           6.25/(1)/    /
 Capital Preservation                           2.56           3.15/(2)/
 Government Securities                          1.04           5.18/(1)/
 High Quality Intermediate-Term Bond            3.69           6.49/(3)/
 High Quality Long-Term Bond                    4.90           6.79/(4)/
 High Quality Short-Term Bond                   2.75           5.50/(5)/
 International Emerging Markets                48.45           8.34/(3)/
 International I                               23.30          -7.89/(6)/
 International II                              25.38          -6.85/(4)/
 LargeCap Blend I                              20.50/(7)/
 LargeCap Growth                               14.37          -16.17/(4)/
 LargeCap S&P 500 Index                        19.57          -7.76/(1)/
 LargeCap Value                                19.68          -0.98/(1)/
 MidCap Blend                                  25.57           4.00/(1)/
 MidCap Growth                                 29.23          -18.88/(4)/
 MidCap S&P 400 Index                          29.30           3.15/(1)/
 MidCap Value                                  21.86           6.57/(5)/
 Money Market                                   0.16           1.53/(6)/
 Partners LargeCap Blend                       14.90          -3.32/(5)/
 Partners LargeCap Blend I                     18.57          -10.64/(6)/   /
 Partners LargeCap Growth                      19.50/(7)/
 Partners LargeCap Growth I                    14.36          -12.45/(6)/
 Partners LargeCap Growth II                   17.05          -12.46/(6)/
 Partners LargeCap Value                       21.99           3.93/(4)/
 Partners MidCap Growth                        40.12          -12.99/(5)/
 Partners MidCap Value                         27.92           5.71/(6)/
 Partners SmallCap Blend                       35.40/(7)/
 Partners SmallCap Growth I                    37.55          -10.55/(6)/
 Partners SmallCap Growth II                   35.51          -10.65/(5)/
 Partners SmallCap Value                       37.76          11.08/(//8//)/
 Partners SmallCap Value I                     38.90/(7)/
 Principal LifeTime 2010                       14.20           2.81/(//8//)/
 Principal LifeTime 2020                       16.22           2.36/(//8//)/
 Principal LifeTime 2030                       17.20           1.13/(//8//)/
 Principal LifeTime 2040                       18.25           1.06/(//8//)/
 Principal LifeTime 2050                       19.55          -0.86/(//8//)/
 Principal Lifetime Strategic Income           11.63           3.30/(//8//)//
 Real Estate Securities                        33.38          15.24/(3)/
 SmallCap Blend                                36.53           8.43/(6)/
 SmallCap Growth                               51.09          -5.57/(4)/
 SmallCap S&P 600 Index                        32.54           7.86/(3)/
 SmallCap Value                                39.72          15.52/(5)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2003.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2003.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2003.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2003.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2003.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2003.
/ //(7)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//8//)/ Period from March 1, 2001 (date operations commenced) through
 October 31, 2003.

The average annual total return for the periods ending October 31, 2003 for the Advisors Preferred Class shares are as follows:

 FUND                                              1-YEAR          5-YEAR
 ----                                              ------          ------
 Bond & Mortgage Securities                        4.05           6.53/(1)/    /
 Capital Preservation                              2.72           3.33/(2)/
 Government Securities                             1.22           5.36/(1)/
 High Quality Intermediate-Term Bond               3.97           6.70/(3)/
 High Quality Long-Term Bond                       5.08           6.97/(4)/
 High Quality Short-Term Bond                      3.02           5.78/(5)/
 International Emerging Markets                   48.74           8.52/(3)/
 International I                                  23.36          -7.68/(6)/
 International II                                 25.62          -5.52/(4)/
 LargeCap Blend I                                 20.70/(7)/          /
 LargeCap Growth                                  18.60          -15.05/(4)/
 LargeCap S&P 500 Index                           19.43          -7.64/(1)/
 LargeCap Value                                   19.26          -1.00/(1)/
 MidCap Blend                                     25.73           4.19/(1)/
 MidCap Growth                                    29.64          -18.70/(4)/
 MidCap S&P 400 Index                             29.63           3.31/(1)/
 MidCap Value                                     21.64           6.61/(5)/
 Money Market                                      0.32           1.71/(6)/
 Partners LargeCap Blend                          14.99          -3.20/(5)/
 Partners LargeCap Blend I                        18.75          -10.49/(6)/   /
 Partners LargeCap Growth                         19.70/(7)/          /
 Partners LargeCap Growth I                       14.40          -11.84/(6)/
 Partners LargeCap Growth II                      17.32          -12.29/(6)/
 Partners LargeCap Value                          22.16           4.90/(4)/
 Partners MidCap Growth                           40.57          -12.40/(5)/
 Partners MidCap Value                            28.12           6.35/(6)/
 Partners SmallCap Blend                          35.60/(7)/          /
 Partners SmallCap Growth I                       37.80          -10.37/(6)/
 Partners SmallCap Growth II                      36.97          -10.21/(5)/
 Partners SmallCap Value                          38.18          11.33/(8)/
 Partners SmallCap Value I                        39.20/(7)/          /
 Principal LifeTime 2010                          14.39           2.98/(8)/
 Principal LifeTime 2020                          16.52           2.57/(8)/
 Principal LifeTime 2030                          17.61           1.37/(8)/
 Principal LifeTime 2040                          18.33           1.19/(8)/
 Principal LifeTime 2050                          19.75          -0.68/(8)/
 Principal Lifetime Strategic Income              11.81           3.48/(8)/    /
 Real Estate Securities                           33.61          15.71/(3)/
 SmallCap Blend                                   36.70           8.57/(6)/
 SmallCap Growth                                  51.49          -5.45/(4)/
 SmallCap S&P 600 Index                           32.41           7.98/(3)/
 SmallCap Value                                   40.02          15.71/(5)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2003.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2003.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2003.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2003.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2003.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2003.
/ //(7)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(8)/ Period from March 1, 2001 (date operations commenced) through October
 31, 2003.

The average annual total return for the periods ending October 31, 2003 for the Select Class shares are as follows:

 FUND                                  1-YEAR          5-YEAR
 ----                                  ------          ------
 Bond & Mortgage Securities            4.79           7.13/(1)/    /
 Capital Preservation                  2.92           3.51/(2)/
 Government Securities                 1.41           5.61/(1)/
 High Quality Intermediate-Term
 Bond                                  4.17           6.90/(3)/
 High Quality Long-Term Bond           5.38           7.20/(4)/
 High Quality Short-Term Bond          3.15           5.63/(5)/
 International Emerging Markets       48.97           8.73/(3)/
 International I                      25.01          -7.19/(6)/
 International II                     25.91          -6.50/(4)/
 LargeCap Blend I                     20.80/(7)/          /
 LargeCap Growth                      16.80          -15.39/(4)/
 LargeCap S&P 500 Index               19.78          -7.45/(1)/
 LargeCap Value                       19.44          -0.80/(1)/
 MidCap Blend                         26.05           4.39/(1)/
 MidCap Growth                        29.74          -18.57/(4)/
 MidCap S&P 400 Index                 29.70           3.48/(1)/
 MidCap Value                         20.68           6.50/(5)/
 Money Market                          0.49           1.90/(6)/
 Partners LargeCap Blend              15.53          -2.93/(5)/
 Partners LargeCap Blend I            18.94          -10.33/(6)/   /
 Partners LargeCap Growth             19.90/(7)/          /
 Partners LargeCap Growth I           14.57          -12.14/(6)/
 Partners LargeCap Growth II          17.59          -12.12/(6)/
 Partners LargeCap Value              22.21           4.25/(4)/
 Partners MidCap Growth               40.57          -12.69/(5)/
 Partners MidCap Value                28.36           6.11/(6)/
 Partners SmallCap Blend              35.80/(7)/          /
 Partners SmallCap Growth I           38.04          -10.19/(6)/
 Partners SmallCap Growth II          36.49          -10.21/(5)/
 Partners SmallCap Value              38.37          11.52/(//8//)/
 Partners SmallCap Value I            39.40/(7)/          /
 Principal LifeTime 2010              14.60           3.17/(//8//)/
 Principal LifeTime 2020              16.73           2.76/(//8//)/
 Principal LifeTime 2030              19.77           2.18/(//8//)/
 Principal LifeTime 2040              18.66           1.37/(//8//)/
 Principal LifeTime 2050              20.10          -0.50/(//8//)/
 Principal LifeTime Strategic
 Income                               12.02           3.66/(//8//)//
 Real Estate Securities               33.74          15.64/(3)/
 SmallCap Blend                       37.05           8.65/(6)/
 SmallCap Growth                      51.58          -5.31/(4)/
 SmallCap S&P 600 Index               32.67           8.16/(3)/
 SmallCap Value                       40.34          15.91/(5)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2003.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2003.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2003.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2003.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2003.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2003.
/ //(7)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//8//)/ Period from March 1, 2001 (date operations commenced) through
 October 31, 2003.

The average annual total return for the periods ending October 31, 2003 for the Preferred Class shares are as follows:

 FUND                                     1-YEAR          5-YEAR
 ----                                     ------          ------
 Bond & Mortgage Securities               4.37           6.88/(1)/    /
 Capital Preservation                     3.04           3.65/(2)/
 Government Securities                    1.63           5.76/(1)/
 High Quality Intermediate-Term Bond      4.28           7.08/(3)/
 High Quality Long-Term Bond              5.41           7.22/(4)/
 High Quality Short-Term Bond             3.25           6.02/(5)/
 International Emerging Markets          49.20           8.80/(3)/
 International I                         23.90          -7.35/(6)/
 International II                        26.17          -6.34/(4)/
 LargeCap Blend I                        21.00/(7)/
 LargeCap Growth                         14.64          -15.87/(4)/
 LargeCap S&P 500 Index                  19.97          -7.22/(1)/
 LargeCap Value                          19.93          -0.58/(1)/
 MidCap Blend                            26.14           4.54/(1)/
 MidCap Growth                           29.90          -18.47/(4)/
 MidCap S&P 400 Index                    29.93           3.62/(1)/
 MidCap Value                            21.21           6.74/(5)/
 Money Market                             0.64           2.03/(6)/
 Partners LargeCap Blend                 15.42          -2.93/(5)/
 Partners LargeCap Blend I               19.05          -10.21/(6)/   /
 Partners LargeCap Growth                20.00/(7)/
 Partners LargeCap Growth I              14.85          -12.00/(6)/
 Partners LargeCap Growth II             17.89          -12.00/(6)/
 Partners LargeCap Value                 22.52           4.42/(4)/
 Partners MidCap Growth                  41.25          -12.48/(5)/
 Partners MidCap Value                   28.40           6.21/(6)/
 Partners SmallCap Blend                 35.90/(7)/
 Partners SmallCap Growth I              38.21          -9.97/(6)/
 Partners SmallCap Growth II             37.13          -10.01/(5)/
 Partners SmallCap Value                 38.71          11.71/(//8//)/
 Partners SmallCap Value I               39.50/(7)/
 Principal LifeTime 2010                 14.73           3.30/(//8//)/
 Principal LifeTime 2020                 16.73           2.85/(//8//)/
 Principal LifeTime 2030                 17.81           1.60/(//8//)/
 Principal LifeTime 2040                 18.76           1.54/(//8//)/
 Principal LifeTime 2050                 20.22          -0.38/(//8//)/
 Principal Lifetime Strategic Income     12.25           3.82/(//8//)//
 Real Estate Securities                  34.12          15.77/(3)/
 SmallCap Blend                          37.17           8.92/(6)/
 SmallCap Growth                         51.98          -5.23/(4)/
 SmallCap S&P 600 Index                  32.80           8.28/(3)/
 SmallCap Value                          40.56          16.06/(5)/

/ //(1)/ Period from December 1, 2000 (date operations commenced) through
 October 31, 2003.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2003.
/ //(3)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2003.
/ //(4)/ Period from November 27, 2000 (date operations commenced) through
 October 31, 2003.
/ //(5)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2003.
/ //(6)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2003.
/ //(7)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//8//)/ Period from March 1, 2001 (date operations commenced) through
 October 31, 2003.

The average annual total return for the periods ending October 31, 2003 for the Institutional Class shares are as follows:

 FUND                                         1-YEAR          5-YEAR
 ----                                         ------          ------
 Bond & Mortgage Securities                   4.63            6.13/(1)/    /
 Capital Preservation                         3.30            3.91/(2)/
 Government Securities                        1.70            5.34/(1)/
 High Quality Intermediate-Term Bond          4.62            6.58/(1)/
 High Quality Long-Term Bond                  5.66            7.05/(1)/
 High Quality Short-Term Bond                 3.62            5.47/(1)/
 International Emerging Markets              49.77            9.93/(1)/
 International I                             24.09           -5.59/(1)/
 International II                            26.40           -6.10/(3)/
 LargeCap Blend I                            21.20/(4)/
 LargeCap Growth                             15.22           -9.61/(1)/
 LargeCap S&P 500 Index                      20.35           -4.85/(1)/
 LargeCap Value                              19.97           -0.34/(1)/
 MidCap Blend                                26.42            5.44/(1)/
 MidCap Growth                               30.25           -14.24/(1)/
 MidCap S&P 400 Index                        30.23            4.62/(1)/
 MidCap Value                                22.33            6.39/(1)/
 Money Market                                 0.89            1.96/(1)/
 Partners LargeCap Blend                     15.68           -2.68/(//5//)/
 Partners LargeCap Blend I                   19.52           -7.20/(1)/    /
 Partners LargeCap Growth                    20.30/(4)/
 Partners LargeCap Growth I                  15.14           -11.77/(//6//)/
 Partners LargeCap Growth II                 17.93           -11.79/(//7//)/
 Partners LargeCap Value                     22.86            4.58/(3)/
 Partners MidCap Growth                      41.18           -5.23/(1)/
 Partners MidCap Value                       28.91            6.49/(//6//)/
 Partners SmallCap Blend                     36.20/(4)/
 Partners SmallCap Growth I                  38.67           -9.93/(//6//)/
 Partners SmallCap Growth II                 37.76           -9.82/(//5//)/
 Partners SmallCap Value                     38.87           11.93/(//8//)/
 Partners SmallCap Value I                   39.90/(4)/
 Preferred Securities                         9.84            8.57/(9)/
 Principal LifeTime 2010                     15.00            3.57/(1)/
 Principal LifeTime 2020                     17.14            3.12/(1)/
 Principal LifeTime 2030                     18.16            1.89/(1)/
 Principal LifeTime 2040                     19.06            1.77/(1)/
 Principal LifeTime 2050                     20.54           -0.18/(1)/
 Principal Lifetime Strategic Income         12.41            4.06/(1)/    /
 Real Estate Securities                      34.31           17.69/(1)/
 SmallCap Blend                              37.60            9.49/(1)/
 SmallCap Growth                             52.34           -5.06/(1)/
 SmallCap S&P 600 Index                      33.04            7.38/(1)/
 SmallCap Value                              40.94           15.45/(1)/

/ //(1)/ Period from February 27, 2001 (date operations commenced) through
 October 31, 2003.
/ //(2)/ Period from June15, 2001 (date operations commenced) through October
 31, 2003.
 /(3)/ Period from November 27, 2000 (date operations commenced) through October 31, 2003.
/ //(4)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//5//)/ Period from November 29, 2000 (date operations commenced) through
 October 31, 2003.
/ //(//6//)/ Period from November 28, 2000 (date operations commenced) through
 October 31, 2003.
/ //(//7//)/ Period from November 30, 2000 (date operations commenced) through
 October 31, 2003.
/ //(//8//)/ Period from March 1, 2001 (date operations commenced) through
 October 31, 2003.
/ //(//9//)/ Period from May 1, 2002 (date operations commenced) through October
 31, 2003.

The average annual total return (net of CDSC) for the periods ending October 31, 2003 for the Class J Shares are as follows:

 FUND                                          1-YEAR          5-YEAR
 ----                                          ------          ------
 Bond & Mortgage Securities                    2.64           5.24/(1)/    /
 Capital Preservation                          1.33           2.91/(2)/
 Government Securities                        -0.05           4.43/(1)/
 High Quality Intermediate-Term Bond           2.55           5.41/(1)/
 High Quality Long-Term Bond                   3.60           5.75/(1)/
 High Quality Short-Term Bond                  1.64           4.49/(1)/
 International Emerging Markets               46.70           8.78/(1)/
 International I                              21.98          -6.47/(1)/
 International II                             24.08          -4.26/(1)/
 LargeCap Growth                              13.17          -10.45/(1)/
 LargeCap S&P 500 Index                       18.19          -5.74/(1)/
 LargeCap Value                               17.60          -1.30/(1)/
 MidCap Blend                                 24.20           4.48/(1)/
 MidCap Growth                                27.43          -15.17/(1)/
 MidCap S&P 400 Index                         27.74           3.53/(1)/
 MidCap Value                                 19.88           5.34/(1)/
 Money Market                                 -0.94           1.07/(1)/
 Partners LargeCap Blend                      13.53          -3.47/(1)/
 Partners LargeCap Blend I                    17.16          -8.09/(1)/    /
 Partners LargeCap Growth                     18.30/(3)/          /
 Partners LargeCap Growth I                   12.75          -8.93/(1)/
 Partners LargeCap Growth II                  15.86          -6.73/(1)/
 Partners LargeCap Value                      20.64           2.05/(1)/
 Partners MidCap Growth                       38.76          -6.08/(1)/
 Partners MidCap Value                        26.58           5.52/(1)/
 Partners SmallCap Growth I                   37.20          -7.35/(1)/
 Partners SmallCap Growth II                  35.01          -1.76/(1)/
 Partners SmallCap Value                      36.53          10.92/(//4//)/
 Principal LifeTime 2010                      12.92           2.84/(2)/
 Principal LifeTime 2020                      15.09           2.49/(2)/
 Principal LifeTime 2030                      15.91           1.13/(2)/
 Principal LifeTime 2040                      16.26           0.94/(2)/
 Principal LifeTime 2050                      17.67          -1.07/(2)/
 Principal Lifetime Strategic Income          10.15           3.19/(2)/    /
 Real Estate Securities                       31.98          16.44/(1)/
 SmallCap Blend                               35.28           8.47/(1)/
 SmallCap Growth                              49.62          -5.96/(1)/
 SmallCap S&P 600 Index                       30.47           6.31/(1)/
 SmallCap Value                               38.44          14.35/(1)/

/ //(//1//)/ Period beginning February 27, 2001 and ending October 31, 2003.

/ //(//2//)/ Period beginning June 15, 2001 and ending October 31, 2003. / //(3)/ Period beginning December 30, 2002 and ending October 31, 2003. / //(//4//)/ Period beginning March 1, 2001 and ending October 31, 2003.

This table shows the yield as of October 31, 2003 for the following Funds:

                                         YIELD AS OF OCTOBER 31, 2003
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Bond & Mortgage
 Securities              2.68%      2.84%      3.15%    3.03%       3.41%       2.57%
 Capital Preservation    1.42       1.61       1.90     1.78        2.17        1.25
 Government Securities   3.14       3.25       3.60     3.48        3.84        2.88
 High Quality
 Intermediate-Term
 Bond                    3.16       3.40       3.71     3.55        3.98        2.96
 High Quality
 Long-Term Bond          3.22       3.40       3.70     3.59        3.98        2.94
 High Quality
 Short-Term Bond         1.83       1.94       2.32     2.21        2.56        1.67



GENERAL INFORMATION


MIDCAP S&P 400 INDEX FUND, LARGECAP S&P 500 INDEX FUND AND SMALLCAP S&P 600 INDEX FUND ONLY
The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index, S&P MidCap 400 Index or S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index which are determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Funds. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P MIDCAP 400 INDEX OR S&P SMALLCAP 600 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, FUND SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


FINANCIAL STATEMENTS


The financial statements for the Fund, except the LargeCap Blend I, Partners International, Partners LargeCap
Growth, Partners SmallCap Blend, Partners SmallCap Value I, Partners MidCap Growth I and Partners MidCap Value
I Funds (as each commenced operation after the fiscal year end), for the year ended October 31, 2003 are a part of this Statement of Additional Information. The financial statements appear in the Annual Reports to Shareholders. Reports on those statements from Ernst & Young LLP, independent registered public accounting firm, are included in the Annual Report and are also a part of this Statement of Additional Information. The Annual Reports are furnished, without charge, to investors who request copies of the Statement of Additional Information.

APPENDIX A


Description of Bond Ratings:


Moody's Investors Service, Inc. Bond Ratings


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."


Description of Moody's Commercial Paper Ratings


Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.


Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.


Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.


Issuers rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's Corporation's Debt Ratings:


A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


II. Nature of and provisions of the obligation;


III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: The rating "C" is reserved for income bonds on which no interest is being paid.


D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's, Commercial Paper Ratings


A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:


A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.


A-2: Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1".


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.


B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.


The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.


Standard & Poor's rates notes with a maturity of less than three years as follows:


SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.


SP-2: A satisfactory capacity to pay principal and interest.


SP-3: A speculative capacity to pay principal and interest.

APPENDIX B


PROXY VOTING POLICIES
The Proxy voting policies applicable to each Fund follow.

                                                                       JULY 2003
                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    STATEMENT OF POLICIES AND PROCEDURES FOR
           VOTING PROXIES ON BEHALF OF DISCRETIONARY CLIENT ACCOUNTS
           ---------------------------------------------------------

INTRODUCTION


As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.


This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.


PROXY POLICIES


This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:



ELECTIONS OF DIRECTORS: . Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.



APPOINTMENT OF AUDITORS: . Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.



CHANGES IN CAPITAL STRUCTURE: . Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: . Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.



PROPOSALS AFFECTING SHAREHOLDER RIGHTS: . Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.



CORPORATE GOVERNANCE: . Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.



ANTI-TAKEOVER MEASURES: . Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.



EXECUTIVE COMPENSATION: . Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.



SOCIAL AND CORPORATE RESPONSIBILITY: . Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


PROXY VOTING PROCEDURES


PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues.

Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.


CONFLICTS OF INTEREST

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.


PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.


PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.


                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.


                             PROXY VOTING POLICIES


American Century Investment Management, Inc. ("ACIM") is the investment manager for the American Century family of funds and for a number of separately managed accounts. As such, it has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Board of Directors of ACIM.

I.  GENERAL PRINCIPLES:


In voting proxies, ACIM is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the accounts it manages, and for the exclusive purpose of providing benefits to such persons. ACIM will attempt to consider all factors of its vote that could affect the value of the investment. It will not subordinate the interests of the beneficial owners in the value or their investments to unrelated objectives. In short, ACIM will vote proxies in the manner that it believes will do the most to maximize shareholder value.


II. SPECIFIC PROXY MATTERS:


A. ROUTINE MATTERS.
-------------------


1. ELECTION OF DIRECTORS. . In general, ACIM will vote in favor of management's director nominees if they are running unopposed. ACIM believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. Qualitative performance information about nominees is generally not available to us from sources other than the company and we must rely on the company's current management to solicit proxies for qualified individuals. ACIM of course maintains the ability to vote against any candidate whom it feels is not qualified, but the exercise of this right will probably be rare. When management's nominees are opposed in a proxy contest, ACIM will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.



2. RATIFICATION OF SELECTION OF AUDITORS. . ACIM will generally rely on the judgment of management in selecting the independent auditors who will provide the best service to the company. ACIM will examine the recommendation of management in more depth if the proxy statement discloses (as required by law) a change in auditors based upon a fundamental disagreement in policy.



3. STOCK OPTION PLAN PROPOSALS. . ACIM will conduct a case-by-case analysis of each stock option plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's incentive stock option plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive. ACIM recognizes that stock options can be useful in attracting and maintaining desirable employees.


As a rule of thumb, ACIM will generally approve stock option plans or amendments thereto if the total number of shares reserved for issuance under all of the company's incentive plans does not exceed 10% of the number of outstanding shares. In the event more than 10% of the company's outstanding shares are reserved for issuance upon exercise of options, ACIM will make a case-by-case determination concerning the option proposals. Factors that will be considered in the determination include the company's overall capitalization and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.


Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by ACIM's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.


ACIM will generally vote against the adoption of plan amendments which provide for immediate vesting of all options in the event of a change of control of the company (see "Anti-Takeover Proposals" below), and which reset outstanding options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. ACIM will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate.


B. ANTI-TAKEOVER PROPOSALS.
---------------------------

In general, ACIM will vote against any proposal, whether made by management or shareholders, which ACIM believes would materially contribute to preventing a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.



1. CUMULATIVE VOTING. . ACIM will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. ACIM believes that the elimination of cumulative voting constitutes an anti-takeover measure.



2. STAGGERED BOARD. . If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, ACIM believes that staggered boards are primarily an anti-takeover device and will vote against them. ACIM does not, however, vote against the re-election of staggered boards.



3. "BLANK CHECK" PREFERRED STOCK. . Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or "white knight" and could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, ACIM will vote against blank check preferred stock. However, ACIM may vote in favor of blank check preferred if the proxy statement discloses that such stock will be used for a specific, proper corporate objective.



4. ELIMINATION OF PREEMPTIVE RIGHTS. . When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.


While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. ACIM generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.



5. NON-TARGETED SHARE REPURCHASE. . A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company.
 ACIM finds no disadvantageous effects of a non-targeted share repurchase, as opposed to preemptive rights, and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company's financial condition.



6. INCREASE IN AUTHORIZED COMMON STOCK. . The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. ACIM will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, ACIM will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

7. "SUPERMAJORITY" VOTING PROVISIONS. . A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders to approve any type of acquisition of the company. ACIM believes that the supermajority provision is a standard anti-takeover measure and will vote against it. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. It is often proposed in conjunction with other anti-takeover measures.



8. "FAIR PRICE" AMENDMENTS. . This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. ACIM will carefully examine all fair price proposals. In general, ACIM will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.



9. LIMITING THE RIGHT TO CALL SPECIAL SHAREHOLDER MEETINGS. . The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. ACIM believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and will be voted opposed.



10. POISON PILLS OR "SHAREHOLDERS RIGHTS" PLANS. . Many companies have now adopted some version of a poison pill or "shareholder rights" plan. Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.


The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders receive a better price. ACIM believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. ACIM will continue to join with most institutional investors in voting against all forms of poison pills.



11. GOLDEN PARACHUTES. . Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, ACIM will evaluate the specifics of the plan presented.



12. REINCORPORATION . Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states now provide some type of legislation which discourage takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.


We will examine reincorporation proposals on a case-by-case basis. If ACIM believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. When reincorporation is proposed for a legitimate business purpose, ACIM will vote affirmatively.



13. CONFIDENTIAL VOTING. . Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.


Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name, maintains shareholders' confidentiality. ACIM believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.



14. OPTING IN OR OUT OF STATE TAKEOVER LAWS. . State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. ACIM believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, ACIM will generally vote in favor of opting out of restrictive state takeover laws.


C. OTHER MATTERS.
-----------------


1. SHAREHOLDER PROPOSALS INVOLVING SOCIAL, MORAL OR ETHICAL MATTERS. . ACIM will generally vote management's recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder's preferences regarding issues is often unclear. Where this is the case, ACIM believes it is impossible to vote in a manner that would accurately reflect the views of the beneficial owners of the funds that ACIM manages, and therefore will rely on management's assessment of the economic effect of such proposals.


Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political actions committees or a proposal to require a company to adopt a non-smoking workplace policy. ACIM believes that such proposals are better addressed outside the corporate arena, and will vote with management's recommendation; in addition, ACIM will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.



2. ANTI-GREENMAIL PROPOSALS. . "Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company.
 Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. ACIM believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.



3. INDEMNIFICATION. . ACIM will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.



4. NON-STOCK INCENTIVE PLANS. . Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and ACIM will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRS Rule 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriate shareholder value transferred by proposed plans.



5. DIRECTOR TENURE. . These proposals ask that age and term restrictions be placed on the board of directors. ACIM believes that these types of restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.



6. DIRECTORS' STOCK OPTIONS PLANS. . ACIM believes that stock options are an appropriate form of compensation for directors, and ACIM will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation.

7. DIRECTOR SHARE OWNERSHIP. . ACIM will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.


The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, ACIM will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.


Case-by-case determinations will be made by ACIM staff, which is overseen by the General Counsel of ACIM, in consultation with equity managers. Electronic records will be kept of all votes made.


ACIM requests all recipients of these Proxy Voting Policies to maintain their confidentiality and not to disclose ACIM's general or specific voting policies to proxy solicitation firms or to others.

   6/1/89
   Revised 12/05/91
   Revised 2/15/97
   Revised 8/1/99

                         ARK ASSET MANAGEMENT CO., INC.


               STATEMENT OF PROXY VOTING POLICIES AND PROCEDURES


                                 MAY  22, 2003


INTRODUCTION


Proxy voting is an important responsibility. This statement sets forth the current policies and procedures of Ark Asset Management Co., Inc. ("Ark") with regard to the voting of proxies over which we have investment responsibility.
 These policies and procedures are available to our clients upon request.


GENERAL PROXY VOTING POLICY


Proxy voting guidelines are required by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the "Adviser's Act"). Pursuant to various provisions of the Adviser's Act, Ark acts in a fiduciary capacity with respect to each of its advisory clients and, therefore, Ark must act in the interest of the beneficial owners of the accounts it manages. Accordingly, in voting proxies, Ark is guided by general fiduciary principles. Ark will attempt to consider all factors of its vote that could affect the value of the beneficial owner's investments. With respect to proxies that Ark votes, the primary objective of Ark is to vote such proxies in the manner that it believes will do the most to maximize the value of its clients' investments. Ark will likely vote against any management proposals that Ark believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance.


In addition, the Department of Labor has made it clear that the voting of proxies is an integral part of our duties as an investment manager for advisory clients that are ERISA plan assets. As such, Ark must vote proxies in the best interest of its plan clients and their participants and beneficiaries. We will do so in accordance with our fiduciary responsibilities as defined in ERISA and the regulations promulgated thereunder, exercising our professional investment judgment on all such matters. In determining our vote, we will not subordinate the economic interest of the plan and its participants and beneficiaries to any other entity or interested party. We will not, under any circumstances, allow our voting to be dictated by the position of any outsiders. It is Ark's intent to vote proxies in all instances except that, if a client participates in a stock loan program, the proxy of a stock on loan at record date may not be forwarded to Ark according to the provision of stock loan agreements.

Ark's proxy voting process is dynamic and subject to periodic review.
 Reflecting this ongoing process, our judgment concerning the manner in which the best economic interest of the shareholders is achieved can and has changed over time based on additional information, further analysis, and changes in the economic environment. Our policy may be revised in Ark's discretion to address any such changes.


The following summarizes Ark's current proxy voting policy and procedures. It is meant solely as a guide and cannot address every issue that may arise. All decisions will be based on our analysis of the company, its management, the merits of the individual proposal, and its expected economic impact on the specific company.


PROXY VOTING POLICIES AND PROCEDURES


Each proxy proposal is reviewed on a case-by-case basis by Ark's Proxy Coordinator to determine the issues presented in the proxy. The proxy is then marked for vote by a senior investment professional consistent with our professional investment judgment as to what will best benefit the financial and economic interest of the advisory client, including any plan and its participants and beneficiaries.


A record of all proxy decisions and the rationale for voting will be retained and available for inspection by the client at any time in accordance with the procedures listed below.


BUSINESS OPERATIONS

These are proposals that are a standard and necessary aspect of business operations and that we believe will not typically have a significant effect on the value of the investment. Factors that are considered in reviewing these proposals include the financial performance of the Company, attendance and independence of board members and committees, and enforcement of strict accounting practices. Each proposal is reviewed individually and we generally support such items unless our analysis indicates activity that we consider is not in the best interest of the shareholders. Standard business operations include:

  . Name changes
  . Election of directors
  . Ratification of auditors
  . Maintaining current levels of directors' indemnification and liability
  . Increase in authorized shares (common stock only) if there is no intention to significantly dilute shareholders' proportionate interest
  . Employee stock purchase or ownership plans

CHANGES IN STATUS

There are proposals that change the status of the corporation, its individual securities, or the ownership status of the securities. We will review each issue on a case-by-case basis. As stated previously, voting decisions will be made in a manner that, in our professional investment judgment, best benefit the financial and economic interest of the advisory client, including any plan and its participants and beneficiaries. Changes in Status include proposals regarding:

  . Mergers, acquisitions, restructurings
  . Reincorporations
  . Changes in capitalization

SHAREHOLDER DEMOCRACY

We will generally vote against any proposal that attempts to limit shareholder democracy and restricts the ability of the shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:

  . Increased indemnification protections for directors or officers

  . Supermajorities
  . Unequal voting rights
  . Classified boards
  . Cumulative voting
  . Authorization of new securities if intention appears to be to unduly dilute shareholders' proportionate interest
  . Amending state of incorporation if intention appears to disfavor the economic interest of the shareholders

We will generally support proposals that maintain or expand shareholder democracy such as:

  . Annual elections
  . Independent directors
  . Confidential voting
  . Proposals that require shareholder approval for:
    . Adoption or retention of "poison pills" or golden parachutes . Elimination of cumulative voting or preemptive rights
    . Reclassification of company boards

COMPENSATION

We believe reasonable compensation is appropriate for directors, executives and employees. Compensation should be used as an incentive and to align the interests of the involved parties with the long-term financial success of the Company. It should not be excessive or utilized in a way that compromises independence or creates a conflict of interest. Among the factors we consider when reviewing a compensation proposal is the potential dilution of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options. Each proposal is reviewed individually.


OTHER MATTERS

There are proxy proposals that address social, environmental, and issues of conscience with regard to the business conduct of a company. As with all proxies, Ark will review each issue on a case-by-case basis and determine what in our opinion, will best benefit the financial and economic interest of the advisory client, including any plan and its participants and beneficiaries.


CONFLICTS OF INTEREST


Ark must act as a fiduciary when voting proxies on behalf of its advisory clients. In that regard, Ark will seek to avoid any conflict of interest by following the proxy voting policies and procedures set forth in this document.
 In addition, Ark will actively monitor the proxies it receives on behalf of its advisory clients to identify and resolve any potential conflict of interest.


Where Ark identifies a potential conflict of interest, Ark will initially determine whether such potential conflict is material. Where Ark determines there is a potential for a material conflict of interest regarding a proxy, Ark will take one or some of the following steps: (i) inform the client of the conflict and Ark's voting decision; (ii) discuss the proxy vote with the client;
(iii) fully disclose the material facts regarding the conflict and seek the client's consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party. Whenever Ark determines there is a potential for a material conflict of interest, Ark will document which step or steps it took to ensure the proxy vote or abstention was in the best interest of the client and not the product of any material conflict. Such documentation will be maintained in accordance with the recordkeeping procedures set forth below.

RECORDKEEPING


In accordance with Rule 204-2 under the Adviser's Act, Ark will maintain the following: (i) a copy of these proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes cast on behalf of a client; (iv) written records of client requests for proxy voting information, (v) written responses to a client's written or oral requests, and
(vi) any documents prepared by Ark that were material to how a proxy was voted or that memorialized the basis for the voting decision.


In maintaining item (ii) above, Ark may rely on proxy statements filed on the SEC's EDGAR system in lieu on maintaining internal copies. In maintaining item
(iii) above, Ark may rely on the records of any third party, such as a proxy voting service; provided, however, that Ark will not rely on such a third party without the express agreement of such party to provide a copy of the documents upon request.


Ark will take reasonable measures to maintain and preserve each of these documents in an easily accessible place for a period of not less than six (6) years from commencing from the end of the fiscal year during which the last
entry was made on such record.   During the first two (2) years of such six (6)
year period, all required documents will be maintained in Ark's main office.


DISCLOSURE OF PROXY VOTING RECORD


Ark will provide a summary of these policies and procedures in its Form ADV Part II to be furnished to advisory clients. Ark will further provide a copy of these policies and procedures to any client upon request. In addition, Ark will inform its clients how they can obtain further proxy voting information about their own proxies.


Upon a request from a client, Ark will furnish its proxy voting record with respect such client's securities. In general, Ark will respond to such client request; however, any client request for information that Ark is not required to maintain pursuant to its recordkeeping responsibilities under Rule 204-2, may require additional time for an appropriate response (including, if applicable, that such records are no longer available or maintained by Ark).


Except as may be required under the Investment Company Act of 1940, in accordance with Rule 206(4)-6(b) under the Adviser's Act, Ark is not required to publicly disclose how it voted any particular proxy or group of proxies. This non-disclosure may be important for investment advisers to maintain privacy regarding clients (for example, to protect the privacy of their advisory clients' holdings).


With respect to each of Ark's advisory clients that is either an open-end or closed-end management investment company registered under the Investment Company Act of 1940 and for which Ark has been delegated the responsibility for voting the proxies, Ark will coordinate with such investment company to ensure that the information required under Form N-PX or Form N-CSR, as the case may be, is accurate and complete.

                         DIMENSIONAL FUND ADVISORS INC.
                         DIMENSIONAL FUND ADVISORS LTD.
                             DFA AUSTRALIA LIMITED.

                      PROXY VOTING POLICIES AND PROCEDURES

                    ORIGINALLY ADOPTED AS OF:  JUNE 26, 2003
                 AMENDED AND EFFECTIVE AS OF:  OCTOBER 24, 2003

INTRODUCTION

Dimensional Fund Advisors Inc. ("Dimensional") is an investment adviser registered with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940 (the "Advisers Act"). Dimensional controls Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFAA") (Dimensional, DFAL and DFAA are collectively referred to as the "Advisors"). DFAL and DFAA are also investment advisors registered under the Advisers Act.


The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxy statements relating to the underlying securities that are held on behalf of such clients. Also, a client may, at times, ask an Advisor to provide voting advice on certain proxies without delegating full voting discretion to the Advisor. Depending on the client, the Advisors' duties may include making decisions regarding whether and how to vote proxies as part of an investment manager's fiduciary duty under ERISA.


The following Proxy Voting Policies and Procedures (the "Procedures") will apply to proxies voted by the Advisors on behalf of clients to the extent that relationships with such clients are subject to the Advisers Act or clients that are registered investment companies under the Investment Company Act of 1940 (the "40 Act"). The Advisors believe that these Procedures are reasonably designed to meet their goal of ensuring that the Advisors vote proxies in a manner consistent with the best interests of their clients.


PROCEDURES FOR VOTING PROXIES

The Investment Committee (the "Committee") at Dimensional is generally responsible for overseeing each Advisor's proxy voting process. The Committee may designate one or more of its members to oversee specific, on-going compliance with respect to these Procedures and may designate other personnel of each Advisor to vote proxies on behalf of the Advisors' clients, including all authorized traders of the Advisors ("Authorized Persons"). The Committee may modify these Procedures from time to time to meet the goal of these Procedures.


Generally, the Advisors analyze proxy statements on behalf of their clients and vote proxies in accordance with the Procedures and the Proxy Voting Guidelines (the "Guidelines," attached as Exhibit A to these Procedures). Therefore, an Advisor generally will not vote differently for different clients except when a client has expressly directed the Advisor to vote differently for such client's account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client's individualized proxy voting guidelines, the Advisor will vote the client's proxies pursuant to the client's guidelines.


INTERNATIONAL PROXY VOTING

While the Advisors utilize the Procedures and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.


For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational
hurdles to voting proxies vary by country.   As a result, the Advisors do not
generally vote international proxies as the benefits are not expected to outweigh the costs. However, when an Advisor is made aware of and believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxies exceed the expected costs, the Advisor will make every reasonable effort to vote such proxies. In addition, the Advisors attempt to implement, to the extent appropriate, uniform voting procedures across countries.


CONFLICTS OF INTEREST

Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of the Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, most proxies that the Advisors receive on behalf of their clients will be voted in accordance with the predetermined Procedures and Guidelines. Therefore, the proxy votes should not result from any conflicts of interest.


In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines, and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will include any personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.


If the Committee member determines that there is no material conflict of interest involving the Advisor or affiliated persons of the Advisor, the Committee member may approve voting the proxy contrary to the Guidelines, so long as the Committee member believes such a vote would be in the best interests of the client. If the Committee member has actual knowledge of a material conflict of interest and recommends a vote contrary to the Guidelines, prior to voting the Advisor will fully disclose the material conflict to the client and
vote the proxy in accordance with the direction of the client.   If the client
has not provided the Advisor with voting instructions within a reasonable time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor will vote the proxy in accordance with the Guidelines.


AVAILABILITY OF PROXY VOTING INFORMATION AND RECORDKEEPING

Each Advisor will inform its clients on how to obtain information regarding the Advisor's vote of its clients' securities. The Advisor will provide its clients with a summary of its proxy voting process and policies and will inform its clients of how they can obtain a copy of the complete Procedures upon request.
   The Advisor will include such information described in the preceding two sentences in Part II of its Form ADV. The Advisor will also provide its existing clients with the above information.


The Advisors will also keep records of the following items: (i) their proxy voting policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and the Advisors' responses (whether a client's request was oral or in writing); and (v) any documents prepared by the Advisors that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisors will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at its principal office.

EXHIBIT A

PROXY VOTING GUIDELINES

These Guidelines summarize the Advisors' positions on various issues and give a general indication as to how the Advisors will vote proxies on each issue. The Committee has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually vote proxies in accordance with the Guidelines. However an Advisor reserves the right to vote certain issues counter to the Guidelines if, after a review of the matter (which analysis will be documented in writing), the Advisor believes that a client's best interests would be served by such a vote. To the extent that the Guidelines do not cover potential voting issues, an Advisor will vote on such issues in a manner that is consistent with the spirit of the Guidelines and that the Advisor believes would be in the best interests of the client.


Each Advisor Generally Votes FOR:


 1) Routine business decisions. Routine business decisions include, but are not limited to, the following:

  . Stock splits
  . Setting the number of directors
  . Election of non-directors (clerks, secretaries, etc.)
  . Changing par value of equity
  . Adopting accounting changes, reducing stated capital accounts
  . Name change
  . Preemptive rights

 2) Reverse anti-takeover amendments. These amendments are typically brought to the ballot by a current shareholder or by the directors at the urging of an influential shareholder or creditor. The Advisor votes "for" reversing anti-takeover amendments except in cases where a current shareholder may adversely benefit from the elimination of such provision. For example, a shareholder that owns more than 50% of the outstanding shares would typically stand to benefit by a removal of a supermajority provision.

 3) Auditors. The Advisor votes "for" auditors recommended by management.

 4) Directors. The Advisor votes "for all nominees." In cases where the Advisor has voted "against" a proposal contrary to the directors' recommendations, the Advisor will vote to "withhold all nominees" in order to get the attention of the directors and, in cases where the Advisor represents a shareholder of size, persuade the directors to alter or eliminate the offending proposals. If, however, the Advisor has voted "for" a shareholder proposal that the board of directors opposed, the Advisor will not automatically vote "against" the directors.

 5) Indemnification of Directors. The Advisor votes "for" establishing or increasing indemnification and against eliminating or reducing it.

 6) Elimination/limitation of Directors' liability. The Advisor votes "for" eliminating or reducing directors' liability.

 7) Equal access to the proxy. The Advisor votes "for" equal access to the proxy.

 8) Right to act by written consent and hold special meetings. The Advisor votes "for" the right to act by written consent of the shareholders and to hold special meetings of the shareholders.

 9) Separation of audit and consulting responsibilities. The Advisor votes "for" the separation of audit and consulting responsibilities.

 10) Confidential voting. The Advisor votes "for" confidential voting proposals.

Each Advisor Generally Votes AGAINST:


 1) Reincorporation to facilitate takeover defense. Where a company is reincorporating in response to or in anticipation of a possible takeover, and there does not appear to be any reasonable business purpose (unrelated to the takeover defense) for reincorporation, the Advisor will vote "against" the proposal.

 2) Issue of new class of common stock with unequal voting rights. The Advisor will vote "against" this proposal since the Advisor can assume that "enhanced voting" stock would invariably give some party undue control over the company without a proportional capital investment.

 3) Adoption of fair price amendments. The Advisor will vote "against" adoption of fair price amendments since fair price amendments allow the company (and its board of directors) to determine whether an offer for the company's stock is "fair" to the shareholders of the stock. This is considered an anti-takeover measure and, as such, the Advisor generally votes "against" anti-takeover measures.

 4) Establishment of a classified Board of Directors. A classified (or staggered) board is considered an anti-takeover measure and, as such, the Advisor votes "against" it. Normally, the entire slate of directors stands for re-election at each annual meeting of shareholders. In the case of a classified board, the directors typically have terms of 2 or 3 years, resulting in only 2 or 3 directors being up for re-election year. This prohibits an outside slate of directors (i.e. hostile bidders) from gaining control of the board at one meeting.

 5) Elimination of cumulative voting. Cumulative voting is a standard shareholder voting right. It allows shareholders to cast all of their votes "for" any combination of director candidates. Elimination of this right is considered an anti-takeover measure and, as such, the Advisor generally votes "against" anti-takeover measures.

 6) Establishing/increasing preferred stock. Because of its potentially confusing "hybrid" nature, preferred stocks were once used almost exclusively to the detriment of common stockholders. Therefore, the Advisor has historically voted "against" their establishment. More recently, preferred stocks have become a more legitimate source of raising capital, and thus, the Advisor has been willing to consider each case, including conversions of various forms of debt or equity into preferred stock or vice versa, separately. However, in proxy voting, the most prevalent form of preferred stock proposal remains a "blank check". Although not normally labeled as such in proxy materials, a blank check preferred stock is typically characterized as preferred stock issuable with "terms and conditions deemed reasonable by the board of directors at the time of issuance." The Advisor votes "against" blank check preferred stock proposals.

 7) Other anti-takeover amendments. The Advisor votes "against" anti-takeover amendments.

 8) Super majority provisions. Typically, a super majority provision mandates that any proposal brought before a vote of the company's shareholders would require some stated percentage greater than 50% (usually 2/3 or 66%) in order to pass and would essentially allow a shareholder with 35% (for example) veto power over all votes of shareholders. This is considered an anti-takeover measure and, as such, the Advisor generally votes "against" anti-takeover measures.

Each Advisor Considers INDIVIDUALLY:


 1) Increase in authorized common stock. If the company seeks to increase its authorized common stock, and the increase more than doubles the company's shares outstanding, the Advisor will vote "against" the proposal, except if:
   (1) the company needs the shares for a stock split, the Advisor will make an adjustment and recalculate if the increase will "double" the adjusted number of outstanding shares; or (2) the company states a specific need, such as to issue additional shares for a financing arrangement, a payment to a large creditor, the purposes of avoiding financial difficulty, or a merger (to name a few reasonable needs), then the Advisor would vote "for" the increase, provided it was not excessive in light of the company's needs.


 2) Establish/increase stock option plan. If the proposal would encompass more than 10% of the company's shares outstanding (not shares authorized), the Advisor will vote "against" the proposal unless the company presents a strong argument for the option plan.

 3) Reorganization/merger agreements. Oftentimes, the Advisor will act as a shareholder to both parties to a merger--the acquiror (who will survive the merger/acquisition) and the acquiree (who will merge away -- cease to exist). If this is the case, the two votes will be consistent. Whether the Advisor acts on behalf of a shareholder in the acquiror or the acquiree or both, the Advisor will review recent trading activity, news stories and, at times, will discuss the proposal directly with the parties involved. If the merger announcement causes a drastic reduction in the price of the stock in which the Advisor acts on behalf of the shareholder, further investigation may be conducted. The vote may depend, among other things, on whether the conversion ratio, in cash or in stock, would roughly equal the current market value of the stock.

 4) Dissident proxy battle. When current shareholders put themselves up for election against the incumbent board of directors or conduct a consent solicitation challenging the board's recommendation, they are considered dissidents in a proxy battle (or fight or war). Typically, the Advisor will receive substantial information from both sides. In order for the Advisor to vote "for" the dissidents' proposal, the dissidents must present a strong argument against current management and must have a clearly defined plan of action.

 5) Other employee compensation plans. These are plans other than stock option plans. These plans typically "sell" the company's stock to the beneficiaries for a stated price. Also included in this category is the issuance of shares to individuals in return for services rendered. For example, board members may receive shares annually for their services, or executives may receive shares as compensation for meeting performance targets. The Advisor votes "against" plans that exceed 20% of the outstanding shares of the company's stock. If the plan is a purchase plan, the Advisor votes "against" such plan if it offers the company's stock at a "price" lower than 85% of fair market value as defined in the company's proxy statement.

 6) Various shareholder amendments. Other than shareholder proposals to reverse anti-takeover provisions (which is covered in the section entitled "Reverse anti-takeover amendments" above), the Advisor considers these proposals individually and generally votes "against" requests for disclosure, divestiture mandates, and miscellaneous political requests (requests related to tobacco, alcohol, Northern Ireland, etc.).

 7) Issues related to independent directors. The Advisor considers individually issues related to independent directors.

 8) Proposals not specified above. The Advisor will consider these individually based on relevant, appropriate information known to the Advisor.

                          MELLON FINANCIAL CORPORATION
                              PROXY VOTING POLICY



                              (Approved 04/19/02)

                        GENERAL STATEMENT OF PRINCIPLES



 1) Stock Ownership Rights as Assets - We, the members of the Mellon Financial Corporation ("Mellon") Proxy Voting Committee, recognize that rights inherent in stock ownership, including the right to vote proxies, are assets, just as the economic investment represented by the shares themselves is an asset. We will manage such ancillary ownership rights with the same level of care, skill, prudence, and diligence as we manage the economic investment. With regard to voting proxies of foreign companies, we weigh the cost of voting the shares against the benefit of voting the shares to determine whether or not to vote.


 2) Exclusive Benefit of Beneficiaries - We recognize that stock ownership rights must be exercised for the exclusive benefit of pension and other employee benefit plan participants, shareholders of investment companies managed by the investment advisory subsidiaries of Mellon (the "Subsidiaries") or other beneficiaries of fiduciary accounts for whom the stock is held. In voting proxies, we will act solely in the best financial and economic interest of the applicable client.

 3) Long-Term Perspective - We believe our goal in managing financial assets is to protect capital and enhance long-term value. We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

 4) Limited Role of Shareholders - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will monitor actions which limit shareholder control and could affect shareholder values.

 5) Anti-takeover Proposals - We will tend to oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

 6)" Social" Issues - On questions of social responsibility where economic performance does not appear to be an issue we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed.

 7)Proxy Voting Process - We review every proxy we receive. Every voting proposal is categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are updated periodically so as to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the guidelines will be referred to us for discussion and vote. Additionally, we may review any proposal where we have identified a particular company, particular industry or particular issue for special scrutiny. We will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to reflect action taken in the best interests of such account's beneficial owners.

 8)Securities Lending - We balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

 9)
   Recordkeeping - We keep the following records for each voting proposal for six years:

   .  Record of date of receipt of proxy materials.


   . Record of number of shares held as of record date and of any necessary efforts to reconcile differences as to number of shares held between proxy materials and internal records (including efforts to obtain missing proxies).


   . With respect to each matter submitted for a vote, record of either (a) in the case of matters subject to a guideline for voting, references to the guideline and evidence that the matter was voted in accordance with the guideline, or if not voted in accordance with the guideline, the specific facts and reasons why not so voted, or (b) in the case of matters not subject to a guideline, a record of how the matter was voted and the justification for voting that way.


   . For all matters submitted for a vote, a record of management's recommendation for the vote.


   .  Record of when the proxy was returned and the method of delivery.


   .  Proof that records are retained for six years.


 10) Disclosure - We will furnish a copy of this General Statement of Principles to any authorized representative requesting it who in the judgment of the Proxy Policy Committee has an interest in an account for whom shares are voted, including without limitation named fiduciaries of employee benefit plans, co-trustees, employee benefit, and other trust beneficiaries, and shareholders of investment companies managed by the Subsidiaries. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.
                              FEDERATED INVESTORS

                      PROXY VOTING POLICIES AND PRACTICES


Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.


General Policy
--------------

Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.


Application to Specific Proposals
---------------------------------

The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.


Corporate Governance
--------------------

Generally, the Advisers will vote proxies:

.. In favor of the full slate of directors nominated in an uncontested election;


.. In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;


.. In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;


.. In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;


.. In favor of a proposal to ratify the board's selection of auditors, unless:
  (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and


.. In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.


Capital Structure
-----------------

Generally, the Advisers will vote proxies:

.. Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;


.. In favor of a proposal to reduce the amount of shares authorized for issuance
  (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);


.. In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and


.. In favor of a proposal authorizing a stock repurchase program.


Compensation and Stock Option Plans
-----------------------------------

Generally, the Advisers will vote proxies:

.. In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;


.. Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and


.. Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.


Corporate Transactions and Contested Elections
----------------------------------------------

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.


Shareholder Proposals
---------------------

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.


Cost/Benefit Analysis
---------------------

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

.. In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;


.. If the Advisers are directing votes for the same proxy on behalf of non-Index
  Funds, in the same manner as the non-Index Funds;


.. If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and


.. If none of the previous conditions apply, as recommended by the board;


in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

                               FEDERATED INVESTORS

                            PROXY VOTING PROCEDURES


Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.


Proxy Voting Committee
----------------------

The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:


    President of the Advisers (Keith Schappert)


    Vice Chairman of the Advisers (J. Thomas Madden)


    Chief Investment Officer for Global Equity (Stephen Auth)

    Director of Global Equity Research of the Advisers (Christopher Corapi)


    Investment Management Administrator (Lori Wolff)


A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.


Employment of Proxy Voting Services
-----------------------------------

The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.


The Advisers and IRRC shall take the following steps to implement these procedures:

.. The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.


.. The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.


.. IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.


.. If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.


.. IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.


Conflicts of Interest
---------------------

 A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended.


In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

 1) Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.


 2) Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

 3) If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

 4) If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

  . That the Advisers have a significant business relationship with the Interested Company;


  . The proposals regarding which proxies were cast;


  . Any material communications between the Advisers and the Interested Company regarding the proposal; and


  . Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.


 5) Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

Recordkeeping
-------------

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

                     FIDELITY MANAGEMENT & RESEARCH COMPANY
                            PROXY VOTING GUIDELINES

I. General Principles


  A.Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals.


  B.Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

  C.Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Committee on Operations or its designee.


II. Portfolio shares should generally be voted against anti-takeover proposals, including:


  A.Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.


  B.Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.


  C.Authorization of "Blank Check" Preferred Stock.


  D.Golden Parachutes:


    1.Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.


    2.Compensation contracts for outside directors.


    3.Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.


    4.Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.


  E.Supermajority Provisions.


  F.Poison Pills:


    1.Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.


    2.FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and
    (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.


    3.FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

    4.Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.


    5.If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.


  G.Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).


  H.Transfer of authority from shareholders to directors.


  I.Reincorporation in another state (when accompanied by anti-takeover provisions).


III. Stock Option Plans


  A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:


    1.The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.


    2.The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.


    3.The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.


    4.The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.


    5.However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:


    a. They are granted by a compensation committee composed entirely of independent directors.


    b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

    6.The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:


    a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;


    b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and


    c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.


    7.Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.


    8.For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.


  B.FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.


  C.Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:


    1.Whether the repricing proposal excludes senior management and directors;


    2.Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;


    3.Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;


    4.The company's relative performance compared to other companies within the relevant industry or industries;


    5.Economic and other conditions affecting the relevant industry or industries in which the company competes and;


    6.Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.


IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

  A.The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%.
   However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.


  B.The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.


  C.The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.


  D.The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.


  E.However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:


    1.They are granted by a compensation committee composed entirely of independent directors.


    2.They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.


  F.For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.


V. Other Stock-Related Plans should be evaluated on a case-by-case basis:


  A.Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.


  B.Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.


  C.Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.


VI. Unusual Increases in Common Stock:


  A.An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.


  B.Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority).
   (If the result is greater than 3, Portfolio shares should be voted against.)


VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.


IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.


X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.


  A.Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.


XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.


XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.


XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.


XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.


XV. Avoidance of Potential Conflicts of Interest


  Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.


  FMR applies the following policies and follows the procedures set forth below:


  A.FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.


  B.The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.


  C.The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp. is authorized to take a final decision.


  D.When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.


XVI. Executive Compensation

  FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

                      ISS PROXY VOTING GUIDELINES SUMMARY


The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.


THE BOARD OF DIRECTORS (CHAPTER 3)


VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

.. Attend less than 75 percent of the board and committee meetings without a valid excuse,
.. Implement or renew a dead-hand or modified dead-hand poison pill, .. Ignore a shareholder proposal that is approved by a majority of the shares outstanding,
.. Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years,
.. Failed to act on takeover offers where the majority of the shareholders tendered their shares,
.. Are inside directors and sit on the audit, compensation, or nominating committees, and
.. Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.


SEPARATING CHAIRMAN AND CEO

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

.. Designated lead director appointed from the ranks of the independent board members with clearly delineated duties,
.. Majority of independent directors on board, .. All-independent key committees,
.. Committee chairpersons nominated by the independent directors, .. CEO performance reviewed annually by a committee of outside directors, .. Established governance guidelines, and
.. Company performance.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS

Shareholder proposals asking that a majority of directors be independent should be evaluated on a CASE-BY-CASE basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS

Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.


TERM OF OFFICE

Vote AGAINST shareholder proposals to limit the tenure of outside directors.


AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.


DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) only if the director's legal expenses would be covered.


PROXY CONTESTS (CHAPTER 4)


VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.


REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


AUDITORS (CHAPTER 5)


RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


PROXY CONTEST DEFENSES (CHAPTER 6)


BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.


CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.


SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.


SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote FOR proposals that seek to fix the size of the board. Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


TENDER OFFER DEFENSES (CHAPTER 7)


POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.


FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.


GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.


PALE GREENMAIL

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Vote AGAINST dual-class exchange offers. Vote AGAINST dual-class recapitalizations.


SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.


SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.


WHITE SQUIRE PLACEMENTS

Vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


MISCELLANEOUS GOVERNANCE PROVISIONS (CHAPTER 8)


CONFIDENTIAL VOTING

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.


EQUAL ACCESS

Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.


BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.


SHAREHOLDER ADVISORY COMMITTEES

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

CAPITAL STRUCTURE (CHAPTER 9)


COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.


STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.


REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a CASE-BY-CASE basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.


PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.


SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.


ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.


PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.


DEBT RESTRUCTURINGS

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues: Dilution-How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control-Will the transaction result in a change in control of the company? Bankruptcy- Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as:

.. adverse governance changes,
.. excessive increases in authorized capital stock, .. unfair method of distribution,
.. diminution of voting rights,
.. adverse conversion features,
.. negative impact on stock option plans, and .. other alternatives such as spinoff.

EXECUTIVE AND DIRECTOR COMPENSATION (CHAPTER 10)


Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.


MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.


DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.


EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:

.. Amendments that Place a Cap on Annual Grants or Amend Administrative Features

  Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

.. Amendments to Added Performance-Based Goals

  Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

.. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

  Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

.. Approval of Cash or Cash-and-Stock Bonus Plans

  Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.


SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.


GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification. Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.


EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).


401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.


STATE OF INCORPORATION (CHAPTER 11)


VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.


MERGERS AND CORPORATE RESTRUCTURINGS (CHAPTER 12)


MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.


CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.


SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.


ASSET SALES

Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/ working capital, value received for the asset, and potential elimination of diseconomies.


LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.


APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.


CHANGING CORPORATE NAME

Vote FOR changing the corporate name.

MUTUAL FUND PROXIES (CHAPTER 13)


ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.


Votes should be withheld from directors who:

.. attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

  In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

.. ignore a shareholder proposal that is approved by a majority of shares outstanding;
.. ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;
.. are interested directors and sit on the audit or nominating committee; or .. are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.


PROXY CONTESTS

Vote proxy contests on a CASE-BY-CASE basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.


INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a CASE-BY-CASE basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.


APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.


PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.


1940 ACT POLICIES

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.


CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.


NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.


DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.


CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.


CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.


CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.


AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST these proposals.


DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.


MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.


MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.


SHAREHOLDER PROPOSALS - ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Vote AGAINST the establishment of a director ownership requirement.


REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis,


considering the following factors: performance of the fund's NAV and the history of shareholder relations.


SOCIAL AND ENVIRONMENTAL ISSUES (CHAPTER 14)


CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights
-------------

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

.. The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products), .. The availability and feasibility of alternatives to animal testing to ensure product safety, and
.. The degree that competitors are using animal-free testing.

Drug Pricing
------------

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

.. Whether the proposal focuses on a specific drug and region;
.. Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness;
.. Whether the company already limits price increases of its products;
.. Whether the company already contributes life-saving pharmaceuticals to the needy; and
.. The extent that peer companies implement price restraints.

Genetically Modified Foods
--------------------------

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

.. The costs and feasibility of labeling and/or phasing out;
.. The nature of the company's business and the proportion of it affected by the proposal;
.. The proportion of company sales in markets requiring labeling or GMO-free products;
.. The extent that peer companies label or have eliminated GMOs;
.. Competitive benefits, such as expected increases in consumer demand for the company's products; and
.. The risks of misleading consumers without federally mandated, standardized labeling.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.


Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs-an issue better left to federal regulators-which outweigh the economic benefits derived from biotechnology.


Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

.. The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
.. The extent that peer companies have eliminated GMOs;
.. The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products; and .. Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs.

Vote AGAINST proposals seeking a report on the health effects of GMOs. Studies of this sort are better undertaken by regulators and the scientific community.


Handguns
--------

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.


Predatory Lending
-----------------

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

.. Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
.. Whether the company has adequately disclosed the financial risks of its subprime business; and
.. Whether the company has been subject to violations of lending laws or serious lending controversies.

Tobacco
-------

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
.. Whether the company complies with all local ordinances and regulations;
.. The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness; and
.. The risk of any health-related liabilities.

Advertising to youth:
.. Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
.. Whether the company has gone as far as peers in restricting advertising; and .. Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth.

Cease production of tobacco-related products or avoid selling products to tobacco companies:
.. The percentage of the company's business affected and .. The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:
.. The percentage of the company's business affected;
.. The feasibility of a spinoff; and
.. Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY


ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

.. Whether there are publicly available environmental impact reports;
.. Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and .. The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

.. The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
.. The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;
.. Environmentally conscious practices of peer companies, including endorsement of CERES; and
.. Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.


GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting. However, additional reporting may be warranted if:

.. The company's level of disclosure lags that of its competitors or .. The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

.. The nature of the company's business and the percentage affected;
.. The extent that peer companies are recycling;
.. The timetable prescribed by the proposal;
.. The costs of implementation; and
.. Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

.. The nature of the company's business and the percentage affected;
.. The extent that peer companies are switching from fossil fuels to cleaner sources;
.. The timetable and specific action prescribed by the proposal; and .. The costs of implementation.

GENERAL CORPORATE ISSUES


LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

.. The relevance of the issue to be linked to pay;
.. The degree that social performance is already included in the company's pay structure;
.. The degree that social performance is used by peer companies in setting pay; .. Violations or complaints filed against the company relating to the particular social performance measure;
.. Artificial limits sought by the proposal, such as freezing or capping executive pay;
.. Independence of the compensation committee; and .. Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

.. The company is in compliance with laws governing corporate political activities, and
.. The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.


Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.


Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.


LABOR STANDARDS AND HUMAN RIGHTS


CHINA PRINCIPLES

Vote CASE-BY-CASE on proposals to implement the China Principles, taking into account:

.. The company's current workplace code of conduct or adherence to other global standards and their similarity to the Principles;

.. Agreements with foreign suppliers to meet certain workplace standards; .. How company and vendor facilities are monitored;
.. Peer company adherence to the Principles;
.. Costs and feasibility/legality of implementing the Principles;
.. Control of company and involvement of Chinese army/government; and .. Whether the company has been recently involved in labor and human rights controversies or violations.

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

.. The nature and amount of company business in that country;
.. The company's workplace code of conduct;
.. Proprietary and confidential information involved;
.. Company compliance with U.S. regulations on investing in the country; and .. Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

.. The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent; .. Agreements with foreign suppliers to meet certain workplace standards;
.. How company and vendor facilities are monitored;
.. Company participation in fair labor organizations;
.. Type of business;
.. Proportion of business conducted overseas;
.. Countries of operation with known human rights abuses;
.. Whether the company has been recently involved in labor and human rights controversies or violations;
.. Peer company standards and practices; and .. Union presence in company's international factories.

Generally vote AGAINST proposals that mandate outside independent monitoring, which may entail sizable costs to the company unless there are serious concerns or controversies surrounding the company's overseas operations.


Generally vote FOR reports outlining vendor standards compliance unless:

.. The company does not operate in countries with significant human rights violations;
.. The company has no recent human rights controversies or violations; or .. The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

.. Company compliance with or violations of the Fair Employment Act of 1989; .. Company antidiscrimination policies that already exceed the legal requirements;
.. The cost and feasibility of adopting all nine principles;
.. The cost of duplicating efforts to follow two sets of standards (Fair
  Employment and the MacBride Principles);
.. The potential for charges of reverse discrimination;

.. The potential that any company sales or contracts in the rest of the United
  Kingdom could be negatively impacted;
.. The level of the company's investment in Northern Ireland;
.. The number of company employees in Northern Ireland;
.. The degree that industry peers have adopted the MacBride Principles; and .. Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS


FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.


LANDMINES

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine and cluster bomb production, taking into account:

.. Whether the company currently manufactures landmines or landmine components
  and
.. Whether the company's peers have renounced future production.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

.. The information is already publicly available or .. The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY


BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

.. The board composition is reasonably inclusive in relation to companies of similar size and business or
.. The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

.. The degree of board diversity;
.. Comparison with peer companies;
.. Established process for improving board diversity;
.. Existence of independent nominating committee;
.. Use of outside search firm; and
.. History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless:

.. The company has well-documented equal opportunity programs;

.. The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and .. The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.


GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

.. The composition of senior management and the board is fairly inclusive;
.. The company has well-documented programs addressing diversity initiatives and leadership development;
.. The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and/or
.. The company has no recent EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

.. Whether the company's EEO policy is already in compliance with federal, state, and local laws;
.. Whether the company has any recent EEO violations or litigation; and .. Whether the company faced controversies regarding unfair treatment of gay and lesbian employees.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                              GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I.  Introduction and General Principles
---------------------------------------
GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO's proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client's own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.


GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.


II.  Proxy Voting Guidelines
----------------------------

GMO has engaged Institutional Shareholder Services, Inc. ("ISS") as its proxy voting agent to:

(1) research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;


(2) ensure that proxies are voted and submitted in a timely manner;


(3) handle other administrative functions of proxy voting;


(4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;


(5) maintain records of votes cast; and


(6) provide recommendations with respect to proxy voting matters in general.


Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Copies of the current domestic and global ISS proxy voting guidelines are attached to these Voting Policies and Procedures as Exhibit A.
 GMO reserves the right to amend any of ISS's guidelines in the future. If any such changes are made an amended Proxy Voting Policies and Procedures will be made available for clients.


Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.


III.  Proxy Voting Procedures
-----------------------------
GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:

1. Implementing and updating the applicable domestic and global ISS proxy voting guidelines;


2. Overseeing the proxy voting process; and


3. Providing periodic reports to GMO's Compliance Department and clients as requested.


There may be circumstances under which a portfolio manager or other GMO investment professional ("GMO Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the recommendation of ISS. In such an event, the GMO Investment Professional will inform GMO's Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the recommendation of ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.


IV.  Conflicts of Interest
--------------------------
As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or
(b) seek instructions from its clients.

In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:


1. GMO has a business relationship or potential relationship with the issuer;


2. GMO has a business relationship with the proponent of the proxy proposal; or


3. GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.


In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or
(iii) request that the client votes such proxy. All such instances shall be reported to GMO's Compliance Department at least quarterly.


V.  Recordkeeping
-----------------
GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:

(1) a copy of these policies and procedures which shall be made available to clients, upon request;


(2) a record of each vote cast (which ISS maintains on GMO's behalf); and


(3) each written client request for proxy records and GMO's written response to any client request for such records.


Such proxy voting records shall be maintained for a period of five years.


VI.Reporting
------------
GMO's Compliance Department will provide GMO's Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the recommendation of ISS, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII.  Disclosure
----------------
Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client's proxy.

                           GLOBAL PROXY VOTING MANUAL
                 FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR approval of financial statements and director and auditor reports, unless:
  . there are concerns about the accounts presented or audit procedures used; or

  . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.


DISCUSSION
Most companies around the world submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The director report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The auditor report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles.


When evaluating a company's financial statements, ISS looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company's performance within its own country and relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, ISS recommends approval of this item.

                APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  . there are serious concerns about the accounts presented or the audit procedures used;

  . the auditors are being changed without explanation; or

  . nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.


Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.


ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.


DISCUSSION
Most major companies around the world use one of the major international auditing firms to conduct their audits. As such, concerns about the quality and objectivity of the audit are minimal, and the reappointment of the auditor is usually a routine matter. Audit fees tend to be highly competitive and vary little between companies. However, if a company proposes a new auditor or an auditor resigns and does not seek reelection, companies should offer an explanation to shareholders. If shareholders request an explanation for a change in auditor and the company or retiring auditor fails to provide one, ISS recommends a vote against the election of a new auditor. If an explanation is otherwise unavailable, ISS recommends that shareholders abstain on this item.

Many countries also require the appointment of censors, or special auditors who ensure that the board and management are in compliance with the company's articles. The censors' role is purely advisory in nature. Proposals to appoint censors are routine, as the censors usually act as a secondary auditor for special audit requirements.


The practice of auditors providing nonaudit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor's ability to remain objective becomes questionable when fees paid to the auditor for nonaudit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for nonaudit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from nonaudit services become significant without any clear safeguards against conflicts of interest, ISS recommends opposing the auditor's reappointment.

                   APPOINTMENT OF INTERNAL STATUTORY AUDITORS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR the appointment or reelection of statutory auditors, unless:

  . there are serious concerns about the statutory reports presented or the audit procedures used;

  . questions exist concerning any of the statutory auditors being appointed; or

  . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.


DISCUSSION
The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, Korea, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. ISS recommends supporting the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.

                              ALLOCATION OF INCOME
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR approval of the allocation of income, unless:
  . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  . the payout is excessive given the company's financial position.

DISCUSSION
Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, ISS focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.

Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.


Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, ISS supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, ISS recommends opposing the proposal. A vote against the payout is also recommended if a company appears to be maintaining an excessive payout that may affect its long-term health.

                       STOCK (SCRIP) DIVIDEND ALTERNATIVE
                      ISS GENERAL RECOMMENDATION & POLICY

Vote FOR most stock (scrip) dividend proposals.


Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.


DISCUSSION
Stock (scrip) dividend alternatives, whereby shareholders are offered the option of receiving their dividend payment in the form of fully paid ordinary shares, are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. ISS opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.
                     AMENDMENTS TO ARTICLES OF ASSOCIATION
                      ISS GENERAL RECOMMENDATION & POLICY

Vote amendments to the articles of association on a CASE-BY-CASE basis.


DISCUSSION
Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, ISS carefully scrutinizes any changes to a company's articles.


From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.


When reviewing new or revised articles, ISS classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, ISS is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.


The final criterion on which ISS bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, ISS supports even a bundled resolution that includes negative changes.

                         CHANGE IN COMPANY FISCAL TERM
                      ISS GENERAL RECOMMENDATION & POLICY

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.


DISCUSSION
Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. ISS opposes this resolution only if the company is changing its year end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. ISS opposes the change in year end in these cases.
                 LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
                      ISS GENERAL RECOMMENDATION & POLICY

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.


DISCUSSION
ISS's recommended level for ownership disclosure is five percent. A level below that does not add substantially to shareholders' interests and is often only a pretext for an antitakeover defense. A lower level also requires a greater number of shareholders to disclose their ownership, causing a greater burden to shareholders and to the company. Positions of more than five percent are significant, however, and this is the standard that the U.S. SEC uses.

In certain cases, shareholders may want to know of smaller positions-at a troubled company likely to be put in play, for example. ISS examines these companies to determine if these lower thresholds would benefit shareholders.

                           AMEND QUORUM REQUIREMENTS

                      ISS GENERAL RECOMMENDATION & POLICY

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.


DISCUSSION
Quorum requirements differ widely by market. In the United States, for instance, a quorum of a majority of the outstanding shares is the norm. In many global markets, however, the percentage of shares represented at meetings is not as high as in the United States. Indeed, many companies incorporated in markets outside the United States have difficulty attaining a quorum.

Proposals to amend the quorum requirement are evaluated on a case-by-case basis based on market norms, the company's reasons for the change, and the company's ownership structure. With respect to the latter, companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings. Setting a quorum requirement that is too low, whether in absolute terms or relative to the holdings of a large shareholder, undermines this purpose. A low quorum requirement is of particular concern in markets where resolutions are decided on the basis of either shares present and entitled to vote at a meeting or votes cast at the meeting; in such cases, once a quorum is attained the shares present, regardless of whether they are representative of the entire body of shareholders, will be able to decide the matters under consideration at the meeting.

                            TRANSACT OTHER BUSINESS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote AGAINST other business when it appears as a voting item.

DISCUSSION
This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, ISS cannot recommend that shareholders approve this request when asked for a vote. While ISS recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.
                               DIRECTOR ELECTIONS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR management nominees in the election of directors, unless:
  . there are clear concerns about the past performance of the company or the board; or

  . the board fails to meet minimum corporate governance standards.


Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.


Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.


Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

DISCUSSION
ISS considers director elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.


While ISS supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. ISS opposes protected board seats and preferential treatment of executive directors.


When reviewing director election proposals, ISS examines board composition, company performance, and any negative views or information on either the company or individual directors. ISS determines the number of executive, independent, and affiliated directors on the board, the existence and composition of board committees, and the independence of the chairman. An affiliated director is defined as one who represents a major shareholder; has significant commercial contacts with the company as a legal counsel, auditor, or consultant; has held executive positions within the company in the past; or is related to the founding family, another board member, or a top executive. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.


ISS also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, ISS makes further inquiries to the company regarding the absences. ISS recommends withholding votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While ISS understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. ISS supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.


Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.


For shareholder nominees, ISS places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

                             DIRECTOR COMPENSATION

                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.


Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.


Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.


DISCUSSION
Proposals seeking shareholder approval for nonexecutive directors' fees are not controversial in most countries. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies in the same country or industry. In evaluating such proposals, ISS focuses on the fees paid to each nonexecutive or, if such detailed information is not available, on the aggregate amount payable to all of the nonexecutives. Where available, ISS will also take into consideration evidence of past abuses, both by the company and those, if any, characteristic of the market.

Companies in many markets provide their nonexecutives an option to receive all or a portion of their cash fees in the form of company shares. We approve these measures as the exchange is on a 'dollar-for-dollar' basis, that is, as long as a director receives shares having a cash value equal to that of the foregone fees, with the share price used for such calculation being determined on a reasonable date. While there is some dilution associated with such payments, such dilution is minimal, and in any event, increasing directors' share ownership is likely to align the interests of the directors with those of shareholders.


However, we will not support such arrangements if the exchange is not dollar-for-dollar; such exchanges put shareholders at a disadvantage by providing directors the opportunity to receive shares at discount, and the interests of directors who have acquired shares at a discount are likely to be less closely aligned with those of other shareholders. Some companies provide their nonexecutive directors the opportunity to exchange all or a portion of their cash fees for stock options; we would evaluate such grants in accordance with our stock option guidelines.


As is already common in the United States, companies in some global markets have begun to provide their nonexecutives with stock options as a separate element of their remuneration. In such countries, proposals seeking approval for the remuneration of nonexecutive directors cannot be evaluated without detailed information regarding the proposed remuneration, which could include options, and in some cases, discounted options. Remuneration proposals that include option grants must be evaluated in accordance with the guidelines for stock options. Likewise, remuneration proposals that could include option grants-by virtue of their being proposed by a company in a market where option grants to nonemployee directors are common-must also be evaluated in accordance with the guidelines for stock options.


Some countries require shareholder approval for the remuneration of executive as well as nonexecutive directors. Companies in such markets occasionally bundle nonexecutive and executive remuneration proposals into a single resolution. While ISS generally believes that executive compensation is the purview of the board, when proposed executive compensation is gratuitous or otherwise excessive in light of market norms or there is past evidence of abuse, ISS will recommend a vote against such resolutions. In reviewing such proposals, our analysis focuses, among other things, on the amount of the proposed compensation relative to market norms but also relative to the company's financial performance. For example, absent performance criteria and appropriate limits, it would be inappropriate to approve a resolution entitling an executive to a bonus equal to a substantial portion of a company's profits.


Retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional nonexecutive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

                       DISCHARGE OF BOARD AND MANAGEMENT
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR discharge of the board and management, unless:
  . there are serious questions about actions of the board or management for the year in question; or

  . legal action is being taken against the board by other shareholders.


DISCUSSION
The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

This is a routine item in many countries. Discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action.


If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders' interests, may also constitute grounds for voting against discharge.


If shareholders approve discharge of the board and management, they will face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

    DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
                      ISS GENERAL RECOMMENDATION & POLICY

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.


Vote AGAINST proposals to indemnify auditors.


DISCUSSION
The scope of directors' and officers' indemnification and liability provisions varies by market. Within reason, ISS seeks to respect the indemnification and liability protections applicable in each market, but some markets allow companies to provide indemnification and liability protection that we deem excessive. In general, ISS believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. Providing indemnification and liability protection beyond such levels would effectively absolve officers and directors of their duties to shareholders. ISS recognizes that limiting a company's ability to provide liability and indemnification protection may limit its ability to attract and retain qualified directors and executives and that indemnification provisions afford directors and officers protection to take risks and maximize shareholder wealth. However, ISS also believes that providing liability and indemnification protection in excess of that outlined above could unfairly prejudice shareholders in holding officers and directors accountable and that the level of protection allowed under our guidelines represents a reasonable compromise.

When evaluating indemnification and liability provisions in more developed markets that enumerate the duty of loyalty and the duty of care, ISS also takes into account the liability and indemnification provisions contained in ISS's U.S. Proxy Voting Guidelines.


Although ISS supports indemnifying directors and officers, ISS opposes providing these protections to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

                                BOARD STRUCTURE
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.


Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.


DISCUSSION
Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

BOARD SIZE
Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

ADOPT CLASSIFIED BOARD
ISS prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise.

While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. ISS supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.


INTRODUCTION OF MANDATORY AGE OF RETIREMENT
ISS believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.

ALTERING BOARD SIZE
Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. ISS considers these proposals on a case-by-case basis.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

TWO-TIERED BOARDS
Companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. They are also permitted by company law in France and Spain.

                                CAPITAL SYSTEMS

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.


AUTHORIZED CAPITAL SYSTEM
The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. ISS reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights (see pol.19 and pol.21).

CONDITIONAL CAPITAL SYSTEM
Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.


In reviewing these proposals, ISS takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

                            SHARE ISSUANCE REQUESTS
                      ISS GENERAL RECOMMENDATION & POLICY

General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.


Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

GENERAL ISSUANCES
General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.


ISS believes that the ability to double share capital through a rights issue (with preemptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of more than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.


In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, ISS routinely approves issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital.


Stock exchange listing rules also play a factor in determining the acceptability of share issuance requests. In some markets, companies may ask for the authority to issue all of their authorized but unissued share capital, yet the country's stock exchange prevents a company from issuing more than ten percent of the company's share capital in any one year without seeking additional shareholder approval. Another example is global companies that are listed on NASDAQ or the New York Stock Exchange (NYSE). Generally speaking, companies listed on NASDAQ and the NYSE must seek shareholder approval for any issuance of shares or of securities convertible into shares in excess of 20 percent of the company's outstanding shares at the time of issuance. If stock exchange listing requirements include adequate safeguards with respect to share issuances, ISS will approve the request unless there are specific concerns with the company.


SPECIFIC ISSUANCES
Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and ISS recommends approval as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.
                        INCREASES IN AUTHORIZED CAPITAL
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

  . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.


DISCUSSION
Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. ISS believes that approving such requests is reasonable.

An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year, but requiring that at least 30 percent of the new authorization be outstanding also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.


Another important consideration is the status of preemptive rights. Not all countries recognize shareholders' preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When preemptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.


For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, thus each proposal must be reviewed on its individual merits. However, the same concerns with dilution exist if the outstanding capital is still less than 30 percent of the new authorization after all issuances take place.


ISS recommends that shareholders vote against proposals seeking to increase authorized capital to an unlimited number of shares. ISS does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.

                                PREFERRED STOCK
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.


Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.


Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.


Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.


DISCUSSION
Preferred stock is an equity security, but also has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding up of the company. Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions.

In determining the acceptability of proposals relating to preferred stock, ISS examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. ISS prefers that the terms of preferred stock be set out at the time of the issuance or authorization request. Also important is the company's justification for issuing or authorizing preferred stock. Whether or not the preferred shares carry voting rights is also considered, especially if the preferred stock will feature superior voting rights to the common shares. While ISS believes that preferred shares are a valid form of financing, we also believe that the creation or issuance of preference shares should be limited to 50 percent of a company's share capital. ISS will also oppose cases where there has been evidence of management abuse of a past issuance authority.


VOTING PREFERRED STOCK
In some markets, preferred stock carries voting rights. Such preference shares may carry voting rights equal to the voting rights of the common shares or may carry multiple voting rights. In such cases, ISS's guidelines on capital structure are applied. ISS supports a one share, one vote policy and opposes measures that seek to establish dual-class capital structures. However, if a company already has a preference share authorization with different voting rights than the common shares, ISS will approve additional issuances of the preference shares, as long as issuances of these preferred shares are limited and do not adversely affect the rights of common shareholders.

CONVERTIBLE PREFERRED STOCK
Companies may also seek approval for the creation or issuance of preferred stock that is convertible into common stock. If the shares are convertible into common shares, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result for common shareholders as a result of the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholder's best interests.

BLANK CHECK PREFERRED STOCK
Companies may also seek shareholder approval for blank check preferred stock, which refers to blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense.

ISS supports blank check preferred stock proposals as long as the proposal states that the shares will not be issued as a takeover defense. ISS also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

                              REDUCTION OF CAPITAL
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.


DISCUSSION
Proposals to reduce capital can cover a variety of corporate actions, ranging from routine accounting measures to reductions pertaining to a significant corporate restructuring in the face of bankruptcy. In addition, proposals to reduce capital can vary significantly from market to market as a result of local laws and accounting standards. Some examples of capital reduction proposals found overseas include:

REDUCTION IN STATED CAPITAL
One example of this type of proposal asks shareholders to allow the board to reduce the company's deficit and create a contributed surplus by effecting a reduction in the state capital of the company's common shares. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Should that situation occur, under some corporate law statutes the company would be prohibited from paying dividends on its shares. ISS usually supports such proposals as they are considered to be routine accounting measures. This type of proposal is seen often in Canada.

REDUCTION IN CONNECTION WITH CANCELLATION OF REPURCHASED SHARES
A company may also seek a reduction in capital corresponding to the cancellation of shares repurchased in connection with an earlier buyback authorization. The amount of equity that may be cancelled is usually limited to ten percent by national law. This type of proposal is seen most often in Scandanavia, Japan, Spain, and some Latin America markets and is considered a routine accounting measure.

REDUCTION IN CONNECTION WITH DIVIDEND PAYMENTS
If a board determines growth in income to be insufficient to enable the payment of a dividend, it may propose to lower the par value of the company's shares and pay the difference in par value back to the shareholders, effecting a corresponding reduction in capital. Such reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals, which are most often seen in Switzerland, Spain, and some Latin American markets.

REDUCTION IN CONNECTION WITH REPAYMENT AND CANCELLATION OF DEFERRED SHARES AND PREFERENCE SHARES
Companies may also seek approval for the reduction of share capital pursuant to a repayment and cancellation of deferred shares or preference shares. Deferred shares may be created as bonus shares by a company capitalizing credit from a share premium account pursuant to a reorganization plan, for example, to return excess capital back to shareholders. The company then repurchases the bonus shares in exchange for cash equal to their nominal value and cancels them through a capital reduction. Companies that have preference shares outstanding may also request to cancel and repay these shares which may no longer be required for the carrying out of their financial objectives and may accrue administration costs which have become disproportionate to the benefits of maintaining such shares. Preference shares also carry certain rights that restrict the flexibility of conducting certain corporate actions, in particular share repurchases, which is another reason why companies propose to cancel such shares. In either case, ISS supports such reductions as they simplify capital structure and save on administration costs and remove certain restrictions associated with preference shares. This type of proposal is commonly seen in the United Kingdom.

REDUCTION IN CONNECTION WITH RESTRUCTURING
As noted above, some proposals to reduce capital are made in connection with a significant corporate restructuring. ISS generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation and the future prospects for shareholders.
                               CAPITAL STRUCTURES
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.


DISCUSSION
A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management-finding the right mix of equity, long-term debt, and short-term financing-can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.

These decisions are best left to a company's board and senior management, who should be given the latitude to determine the company's capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder's ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defenses; in response to this situation, company laws establish limits on management's authority to issue new capital and often require shareholder approval for significant changes in management's existing authorizations.


ISS supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.


When companies with dual class capital structures seek shareholder approval for the creation of new shares, ISS opposes the creation of additional supervoting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, ISS reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, ISS recommends approval as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, ISS opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

                             DEBT ISSUANCE REQUESTS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.


Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.


DISCUSSION
Debt issuance is a popular financing strategy in world markets. Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs, although bonds are also often issued without preemptive rights. The issuance of unsecured debt can often include warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security. Debt instruments are often issued with the right to convert into equity securities. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. In addition, many companies issue debt denominated in currencies other than that of their home market.

When evaluating a debt issuance request, ISS determines the type of debt instrument being issued, the characteristics of the instrument (including whether or not it is convertible into common stock), the intended recipient of the issuance, and the company's justification for the issuance.


In the case of convertible debt, ISS evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result from the proposal. ISS's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholders' best interests.

In the case of nonconvertible debt, ISS takes into account the size and purpose of the increase, and the board's use of past authorizations including examining whether there has been a history of abuse of the authorities. ISS looks at the company's current financial situation, specifically examining its current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. ISS also considers other factors such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. Although all of these considerations are factored into ISS's analysis of debt issuance proposals, ISS generally believes that such financing concerns are best decided by management. ISS will, however, issue vote recommendations against such proposals in cases where there has been evidence of management abuse of an authority, where the proposal is not in line with market practices, or extreme cases where shareholders' rights could be negatively affected.


Companies may also seek shareholder approval to restructure existing debt arrangements. ISS generally supports restructuring proposals, particularly if the company is in danger of default. However, ISS will oppose restructuring proposals in which common shareholders are being treated unfairly.

                          PLEDGING OF ASSETS FOR DEBT
                      ISS GENERAL RECOMMENDATION & POLICY
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

DISCUSSION
In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, ISS takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, ISS recommends supporting these requests.

                          INCREASE IN BORROWING POWERS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

DISCUSSION
In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. ISS believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. ISS's analysis of borrowing power increase requests take into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, ISS recommends opposing the request.
                             SHARE REPURCHASE PLANS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR share repurchase plans, unless:
  . clear evidence of past abuse of the authority is available; or

  . the plan contains no safeguards against selective buybacks.


DISCUSSION
Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

ISS looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval.


Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

                        REISSUANCE OF SHARES REPURCHASED
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

DISCUSSION
ISS generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, ISS takes into account the country's legal framework for such reissuances and the company's history of reissuing shares under the authority.

       CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

DISCUSSION
Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves-transferring them into the share capital account-usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

                         REORGANIZATIONS/RESTRUCTURINGS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

DISCUSSION
Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. ISS usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, ISS's primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.

In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, ISS first determines the company's degree of distress by determining whether or not the company still has a positive net asset value-that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.


In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. ISS seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

                            MERGERS AND ACQUISITIONS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR mergers and acquisitions, unless:
  . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

  . the company's structure following the acquisition or merger does not reflect good corporate governance.


Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.


ABSTAIN if there is insufficient information available to make an informed voting decision.


DISCUSSION
When evaluating the merits of a proposed acquisition, merger, or takeover offer, ISS focuses on the impact of the proposal on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Although ISS examines these proposals primarily from a corporate governance perspective, a variety of other factors are considered, including the financial terms of the transaction and the strategic rationale for the proposal.

In the case of an acquisition, ISS examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. ISS also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available. ISS also considers the control premium in the transaction. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. For publicly traded entities or assets, ISS looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For nonpublicly traded entities or assets, an independent financial evaluation becomes even more important.


In the case of mergers, ISS examines whether or not the merger makes commercial or strategic sense for the company. ISS also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, relative share ownership, and any takeover defenses of the new company are all important factors for consideration in this evaluation process.


Obviously, levels of disclosure regarding merger and acquisition proposals will vary greatly from market to market. In more developed markets, shareholders are often provided with detailed financial and governance information as well as an independent fairness opinion and in some cases, a formal valuation report. When evaluating proposals in these markets, ISS relies primarily on the documents and information provided by the company and its advisors. However, in many emerging markets, detailed information regarding mergers and acquisistions can be scarce. In these markets, ISS must rely more heavily on secondary sources, including local shareholder associations, market reaction to the proposed transaction, and news reports.


If the details of a given proposal are unclear or not available and a fairness opinion (in markets where they are regularly provided) is also not available, ISS recommends either abstaining on or voting against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, ISS recommends voting against it.

                         MANDATORY TAKEOVER BID WAIVERS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

DISCUSSION
Many countries impose a bid threshold that forces any shareholder whose stake exceeds the limit to tender a public bid to all the other owners to purchase the remaining shares. The thresholds are imposed either by national law, stock exchange rules, or a company's articles of association. This mandatory takeover bid rule prohibits a shareholder from owning a large stake in the company and having a dominating voice in the decision making without being required to purchase the remainder of the shares. Without such a requirement, the other shareholders, although potentially holding a substantial percentage of the company's shares, would be left with relatively little say in decisions. Mandatory bid requirements also seek to prevent 'creeping acquisitions' and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts to the large shareholder.

ISS opposes proposals to exempt a large shareholder from the obligation to bid. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners.


ISS does make an exception to the mandatory takeover bid rule when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom and Ireland, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, ISS will support such a waiver, namely, if the share repurchase would not push the large shareholder's stake in the company above 50 percent.

                           REINCORPORATION PROPOSALS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote reincorporation proposals on a CASE-BY-CASE basis.

DISCUSSION
Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies, including U.S. companies, choose to reincorporate in places such as Bermuda, the Cayman Islands, or the British Virgin Islands for tax purposes.

When examining a reincorporation proposal, ISS first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.


ISS believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, ISS recommends voting against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

                        EXPANSION OF BUSINESS ACTIVITIES
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

DISCUSSION
Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where ISS withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, ISS would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, ISS recommends that shareholders vote against the proposal.

                        EXPANSION OF BUSINESS ACTIVITIES
                      ISS GENERAL RECOMMENDATION & POLICY
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

DISCUSSION
Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where ISS withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, ISS would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, ISS recommends that shareholders vote against the proposal.

                           RELATED-PARTY TRANSACTIONS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote related-party transactions on a CASE-BY-CASE basis.

DISCUSSION
Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. ISS looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms, ISS recommends that shareholders support the proposal.

                               COMPENSATION PLANS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote compensation plans on a CASE-BY-CASE basis.

DISCUSSION
Disclosure on compensation in most countries is not as extensive as U.S. disclosure. However, compensation plans are becoming more common on meeting agendas of foreign companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, ISS supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders.

For many years, ISS has employed a complex methodology for evaluating compensation proposals in the United States, but this has only been possible because of the extensive disclosure provided in U.S. proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication. Compensation is not a topical issue in most non-U.S. markets, therefore the degree of information available to evaluate such proposals is usually limited to basic details. For this reason, ISS uses a simpler methodology for evaluating most non-U.S. compensation proposals, but with the same goal of maximizing shareholder value.


Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.


ISS reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans. With the exception of the United Kingdom, where ISS uses a compensation valuation model to evaluate the cost of stock-based compensation plans, ISS analyzes plans in all other global markets by calculating the dilution under a company's share plans and by analyzing plan features.


STOCK OPTION PLANS
Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).

When evaluating stock option plans, ISS's first hurdle is obtaining information regarding the key terms of the plan. Ideally, we would like to see the full text of the plan, or a summary of the plan's key terms, with information on the plan's dilution, exercise price/presence of discounts, administration and participation, types of awards used, vesting provisions, and performance criteria. However, in many markets, especially where companies are only beginning to introduce stock-based compensation, information on key plan terms can be quite limited. ISS generally supports efforts to more closely align executive pay with shareholder interests, and generally encourages companies to improve their compensation disclosure practices. However, until disclosure standards improve in these markets, ISS believes that it would be counterproductive to oppose all plans in a given country on this basis. Still, some basic parameters are necessary in order for ISS to consider supporting a compensation plan. At a minimum, ISS requires information on the maximum potential dilution of a plan and information concerning the exercise price. If a plan meets our guidelines on these two points, ISS will support the plan. For markets where certain plan information is regularly disclosed, and a company has failed to provide this information to shareholders, ISS will vote against the plan on the basis of substandard disclosure.


Among the criteria that ISS examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:


SHARES RESERVED FOR ISSUANCE OF OPTIONS UNDER THE PLAN
The maximum number of shares ISS approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans. However, ISS will support plans at mature companies with dilution levels of up to ten percent if the plan includes other positive features, such as challenging performance criteria or premium-priced options. These features partially offset dilution concerns, as their inclusion reduces the likelihood that options will become exercisable unless there is a clear improvement in shareholder value.


For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five percent or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. ISS prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years. Revolving limits of ten percent in ten years should also include 'flow-rate' restrictions that further limit the plan's dilution, such as a cap of 'three percent in three years,' '2.5 percent in five years,' or 'one percent in one year.'


EXERCISE PRICE
ISS prefers that options be priced at not less than 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

DISCOUNTED OPTIONS, RESTRICTED STOCK, AND STOCK GRANTS
Many countries allow for options to be granted at a discount to market prices. ISS evaluates restricted stock, which is essentially a deeply discounted option often with mandatory vesting provisions, in the same manner as a discounted option. Restricted stock, which is generally offered at a 100-percent discount and vests in three to five years, is most often seen in the United States, but it is becoming increasingly popular in other jurisdictions. Stock grants are another type of discounted award in which company shares may be granted outright to recipients with no payment required for the receipt of shares. In the absence of performance criteria (see below), ISS opposes grants of discounted options, including restricted stock. Absent performance criteria or vesting provisions, holders of discounted options or restricted stock have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains, thereby reducing or eliminating the incentive value of such awards. ISS generally opposes stock grants as their incentive value is dubious.

In very rare cases, ISS may consider supporting a plan that includes discounted options, including restricted stock, if the company has attached challenging performance criteria to the options, including price hurdles. Performance-based vesting provisions require tangible improvements in the company's financial performance or share price before the discounted options or restricted shares can be exercised. Performance criteria are evaluated by reference to both the company's country of incorporation and industry. Recipients of discounted options and restricted shares are required to tender less consideration, if any, to exercise their awards than recipients of market-priced options are required to tender; as a result, the former type of awards are more costly to shareholders from an economic perspective. However, the higher performance threshold imposed by suitably challenging performance criteria may mitigate the higher economic costs.


In general, ISS does not believe that vesting provisions, however stringent, sufficiently mitigate the excessive cost of discounted awards, but with respect to the use of restricted stock in U.S.-style stock option plans seen in global markets, ISS recognizes that restricted stock is a common feature of these plans, that often these awards represent only a small portion (usually significantly below one percent) of a company's outstanding share capital, and that performance criteria are not common in U.S.-style plans. As a result, ISS believes that it would be counterproductive to oppose all such plans solely on the inclusion of restricted stock. However, ISS would only approve of plans that set out strict limits on such grants, include stringent vesting provisions, and that meet our guidelines in all other aspects.


PLAN ADMINISTRATION
ISS opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, ISS approves of separate nonexecutive director option plans with independent administration if the number of shares reserved for such plans is limited. Shares reserved for director plans, when combined with shares reserved for all of the company's stock option plans should not exceed ISS's aggregate dilution limits. In addition, shares reserved over the life of such a plan should not exceed one percent of a company's outstanding share capital for mature companies and 1.6 percent for growth-oriented companies for a five-year plan. Shares reserved for nonexecutive director option grants in any one year should not exceed 0.2 percent for mature companies and 0.3 percent for growth companies.

ELIGIBILITY AND PARTICIPATION
ISS prefers separate plans for employees, directors, and nonexecutive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

PERFORMANCE CRITERIA AND VESTING PROVISIONS
Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria may compensate for minor shortcomings in a plan. If a plan falls just beyond one of the above guidelines but has both performance criteria and vesting provisions, support may be justified. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. We favor the inclusion of performance targets and graduated vesting schedules because awards that are contingent upon sustained and measurable improvements are more likely to fulfill their purpose of truly providing incentive. However, if a plan meets all other aspects of ISS's guidelines, these two criteria are not mandatory, unless the inclusion of such provisions are standard in the company's country of incorporation and a company has failed to include them.

OTHER FEATURES SPECIFIC TO OPTION PLANS

ISSUE TERMS
Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

OPTION REPRICING
Some plans include specific provisions allowing for the repricing of options at the board's discretion. ISS opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.

FINANCIAL ASSISTANCE
Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in ISS's analysis of the plan.

PLANS FOR INTERNATIONAL EMPLOYEES
Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. ISS applies the same criteria to these plans as to country-specific plans.

STOCK APPRECIATION RIGHTS
Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between a SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. ISS reviews SARs in the context of the option plan under which they are issued.

PHANTOM STOCK OPTION PLANS
Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While ISS prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

SUPEROPTIONS
Superoptions exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria. U.K. superoptions, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from superoptions has historically been fairly moderate. Superoptions appear most often in advanced markets with developed stock option plans.

DIVIDENDS UNDER OPTION AND DIVIDEND EQUIVALENT PAYMENT PROVISIONS
Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. ISS believes that any economic benefit derived from option plans should occur at the time of exercise.

USING REPURCHASED SHARES IN SHARE COMPENSATION PLANS
In many countries, companies use shares purchased on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund option grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used.

If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan's limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.


INCENTIVE PLANS
Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria-often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.


Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.


EMPLOYEE STOCK PURCHASE PLANS AND SAVINGS-RELATED SHARE OPTION SCHEMES
Employee stock purchase plans and savings-related share option schemes (together, ESPPs) provide employees an opportunity to purchase stock in their company, often at a discount to market prices. Plans may operate via monthly deductions from employees' paychecks, gathered and held for safekeeping by a trust or bank, and used to purchase company stock on behalf of the employee. ESPPs can lead to greater commitment from employees, provide performance incentives, and provide all employees the opportunity to share in the company's growth.

ESPPs differ from stock option plans in that in an ESPP, all eligible participants have the option to participate in the plan and may choose how much they wish to contribute to the plan, whereas in a stock option plan, the administering committee chooses who actually participates in the plan, that is, receives options under the plan. ISS recommends approval for many of these plans because they encourage wide share ownership in the company among employees. When analyzing ESPPs for global companies, ISS considers the following factors:


ELIGIBILITY
This is an important factor when considering ESPPs proposed by global companies. For a plan to qualify as an ESPP, all full-time employees who have been with the company for a reasonable amount of time (some plans also allow for participation by part-time employees) must be eligible to participate in the plan, and more important, eligible participants must have the ability to determine whether they will participate and to what extent they will participate, subject to certain limits, as discussed below.

DILUTION
Many markets, such as the United States, Canada, Ireland, and certain tax haven markets, differentiate between shares reserved for ESPPs and shares reserved for stock option plans. In these markets it is our practice to have separate dilution limits (a) for shares reserved for ESPPs, and (b) shares reserved for stock option plans. Other markets, notably the United Kingdom, do not reserve separate pools of shares for ESPPs and option plans, therefore we cannot make such distinctions.

For those markets that reserve a separate pool of shares for ESPPs, ISS policy is to exclude such shares from our dilution calculations for stock option plans. However, ISS policy provides that no more than five percent of a company's shares may be reserved for ESPPs at any given time, with such five percent being over and above the company's limit (either five or ten percent) reserved for option plans. Accordingly, a company could have up to ten percent of its shares reserved for option plans and five percent of its shares reserved for ESPPs at any given time. Alternatively, ISS would consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.


For those markets that reserve a common pool of shares for ESPPs and stock option plans, ISS policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.


OFFERING PERIOD AND OFFERING PRICE
The offering period, also known as the purchase period, is the time period over which a participant's contributions are accumulated for the purchase of shares under the plan. The offering price is the company's share price taken on a specific date, less the applicable discount, at which a participant's accumulated payroll deductions are used to purchase shares. Both the offering period and the offering price are country- and plan-specific. For example, ESPPs that are intended to comply with Section 423 of the U.S. Internal Revenue Code (Section 423 Plans) and therefore qualify for favorable tax treatment may not have an offering period in excess of 27 months. Section 423 Plans, however, almost always provide for an 'either/or' offering price, which provides participants the right to purchase shares at the lesser of the fair market value of that company's shares, less the applicable discount, as of either the first or last day of the offering period. In contrast, plans in the United Kingdom and Ireland generally have a three-, five-, or even seven-year offering period, and the offering price is the fair market value on the date an employee commences participation in the plan.

ISS's assessment of a plan takes into account the length of the offering period and the date on which the offering price is determined. If the plan has an 'either/or' feature, a shorter offering period is in the interests of shareholders because such provisions reduce the market risk associated with the plan. The maximum offering period for plans with such a feature is 27 months. In contrast, if the offering price is based on the price of the company's shares on the date plan participation commences, then a longer offering period is generally in the interests of shareholders, as it should more effectively focus the efforts of plan participants on increasing shareholder value. In these cases, the minimum offering period is three years.


DISCOUNTS
These are generally country-specific, e.g. the maximum discount under a Section 423 Plan is 15 percent. In the United Kingdom the maximum discount is 20 percent, and in Ireland it is 25 percent. The amount of the discount is often obscured because some plans do not provide for a discount per se, but rather provide that participants will receive matching shares. This practice is common in Canada. For instance, a plan may stipulate that for every two shares a participant purchases under a plan, the company will provide one 'matching share' to the participant; in effect the participant receives three shares for the price of two, which is mathematically equivalent to a 33-percent discount. If a plan employs matching shares, the analyst must simply calculate the imputed discount using the maximum match.

In reviewing discounts, ISS takes into consideration the offering period and offering price. Because plans with 'either/ or' provisions reduce the market risk associated with plan purchases, we believe the maximum discount available under such plans should be 15 percent. However, ISS guidelines allow for greater discounts, up to 25 percent, for plans in which the offering price is based on the company's share price on the date participation commences.


LIMITS ON THE NUMBER OR VALUE OF SHARES PURCHASEABLE (PARTICIPATION LIMITS) ESPPs must specify a limit on the number or value of shares each participant is eligible to purchase, for Section 423 Plans it is US$25,000 per year, in the United Kingdom and Ireland it is GBP 3,000 and IRP 3,000, respectively. Because the shares are discounted, there must be some limit on the ability of eligible employees to participate to prevent excessive dilution. This also limits the ability of executives to buy, via the plan, large amounts of discounted shares. Ideally, there should be a plan feature prohibiting employees who are large shareholders (five percent in Section 423 Plans) from participating.

LOAN TERMS
Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, ISS prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. ISS also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessarily warrant a recommendation against a share purchase plan, but they are taken into consideration in ISS's analysis of the plan.

GRANTS OUTSIDE OF PLANS
Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. ISS prefers that companies make such grants in the context of an established plan.

ISS's primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

                            ANTITAKEOVER MECHANISMS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

DISCUSSION
Common antitakeover mechanisms include staggered boards, supervoting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. ISS opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

RENEW PARTIAL TAKEOVER PROVISION (AUSTRALIA)
Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. ISS approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. ISS supports the adoption of this proposal in almost all cases.

GOLDEN SHARES
Recently privatized companies around the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, ISS recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

POISON PILLS (CANADA)
Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid.

Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill. Some pills have operated this way and have resulted in better terms for target companies.

Nonetheless, ISS guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, ISS also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations.


Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a five-year sunset provision or a ten-year sunset provision with a requirement that shareholders confirm the continuation of the plan in five years. ISS guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 60 or 90 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.


ISS determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large, semi-controlling shareholder and precludes partial bids that may be in shareholders' interests.


Despite the inclusion of sunset provisions and permitted bid clauses, the balance of power in Canadian pills generally favors the board over shareholders. Under the terms of most pills, the board has either the right or discretion to do the following:

  . redeem or trigger the pill;

  . amend the pill if shareholder approval is obtained prior to the separation date;

  . amend the exercise price of the rights;

  . alter the separation date;

  . decide which parties are acting in concert to determine the level of beneficial ownership that could be used to trigger the pill; and

  . waive the pill's triggering with respect to one bidder and not others, allowing the board to favor one bid over another.


This does not mean that all pills are detrimental. Companies may continue to amend their pills (the permitted bid clause in particular) and may develop a pill that offers shareholders adequate power.


DEPOSITARY RECEIPTS AND PRIORITY SHARES (THE NETHERLANDS)
Depositary receipts are an especially common antitakeover defense among large Dutch companies. Ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights.

Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. ISS recommends voting against the introduction of depositary receipts and priority shares.


SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking provisions that are in the best interest of shareholders. However, in many world markets, supermajority vote requirements for special resolutions or EGMs are the norm, either two-thirds or three-fourths of shares voting at the meeting (either in person or by proxy). When reviewing proposals to introduce supermajority vote requirements, ISS takes into account market norms, the company's reasons for the change, and the company's ownership structure.

                             SHAREHOLDER PROPOSALS
                      ISS GENERAL RECOMMENDATION & POLICY
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.


Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.


DISCUSSION
ISS reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

CORPORATE GOVERNANCE PROPOSALS
Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, ISS supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or cancelling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, ISS recommends opposing the proposal.

SOCIAL AND ENVIRONMENTAL PROPOSALS
In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Many social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

                                JPMORGAN FLEMING
                                ASSET MANAGEMENT
                              GLOBAL PROXY VOTING
                           PROCEDURES AND GUIDELINES
                                  2003 EDITION
                               NOVEMBER 17, 2003

Table of Contents- Global


Part I: JPMorgan Fleming Asset Management Global Proxy-Voting Procedures


  A.
   Objective.................................................................  3


  B. Proxy
  Committee................................................................... 3


  C. The Proxy Voting
  Process.................................................... 3- 4


  D.  Material Conflicts of
  Interest................................................... 4- 5


  E.  Escalation of Material Conflicts of
  Interest...................................... 5


  F.
  Recordkeeping..............................................................  5


  Exhibit
  A..........................................................................  6





Part II: JPMorgan Fleming Asset Management Global Proxy-Voting Guidelines





A. North
  America.................................................................. 8-20


  Table of
  Contents..............................................................9-10


  Guidelines...............................................................11-20


B. Europe, Middle East, Africa, Central America and South America....... 21-31


  Table of
  Contents..................................................................22


  Guidelines..............................................................23-31


C. Asia
  (ex-Japan)................................................................
  32-33


D.
  Japan.................................................................  34-35

Part I:  JP Morgan Fleming Asset Management Proxy Voting Procedures


A. Objective


  As an investment adviser within JPMorgan Fleming Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMFAM Entity" and collectively as "JPMFAM") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios.
   In such cases, JPMFAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMFAM adopted these Procedures. 1


  These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the "Guidelines"). The Guidelines have been developed and approved by the relevant ProxyCommittee (as defined below) with the objective of encouraging corporate action that enhancesshareholder value.
   Because proxy proposals and individual company facts and circumstances mayvary, JPMFAM may not always vote proxies in accordance with the Guidelines.



B. Proxy Committee


  To oversee the proxy-voting process on an on-going basis, a Proxy Committee will be establishedfor each global location where proxy-voting decisions are made. Each Proxy Committee will becomposed of a Proxy Administrator (as defined below) and senior officers from among theInvestment, Legal, Compliance and Risk Management Departments. The primary functions of eachProxy Committee are to periodically review general proxy-voting matters; review and approve theGuidelines annually; and provide advice and recommendations on general proxy-voting matters aswell as on specific voting issues to be implemented by the relevant JPMFAM Entity. The ProxyCommittee may delegate certain of its responsibilities to subgroups composed of Proxy Committeemembers. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.


C. The Proxy Voting Process


  JPMFAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMFAM investment professionals with public companies' proxy voting proposals, a JPMFAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMFAM with a comprehensive analysis of each proxy proposal and providing JPMFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMFAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).


  Situations often arise in which more than one JPMFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.


_______________________
   1. The JPMorgan Value Opportunities Fund votes proxies in accordance with its own voting policies and not the policies of JPMFAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMFAM, except, to the extent, the JPMFAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund.

  Each JPMFAM Entity appoints a JPMFAM professional to act as a proxy administrator ("Proxy Administrator") for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMFAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMFAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, "Overrides"); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.


  In the event investment professionals are charged with recommending how to vote the proxies, theProxy Administrator's duties include the following: reviewing recommendations of investmentprofessionals with respect to Overrides; referring investment considerations regarding such Overridesto the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a materialconflict, as described below, exists; escalating material conflicts to the Proxy Committee; andmaintaining the records required by these Procedures.


  In the event a JPMFAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification ("Certification")
  which shall contain an analysis supporting his or her recommendation   and a
  certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase ("JPMC") Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMFAM'S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients' interests.


D. Material Conflicts of Interest


  The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted andimplemented by a U.S. investment adviser include procedures that address material conflicts ofinterest that may arise between the investment adviser's interests and those of its clients. To addresssuch material potential conflicts of interest, JPMFAM relies on certain policies and procedures. Inorder to maintain the integrity and independence of JPMFAM's investment processes and decisions,including proxy-voting decisions, and to protect JPMFAM's decisions from influences that could leadto a vote other than in its clients' best interests, JPMC (including JPMFAM) adopted a SafeguardPolicy, and established formal informational barriers designed to restrict the flow of information fromJPMC's securities, lending, investment banking and other divisions to JPMFAM investment professionals. The information barriers include, where appropriate: computer firewalls; theestablishment of separate legal entities; and the physical separation of employees from separatebusiness divisions. Material conflicts of interest are further avoided by voting in accordance withJPMFAM's predetermined Guidelines.
   When an Override occurs, any potential material conflict ofinterest that may exist is analyzed in the process outlined in these Procedures.





D. Material Conflicts of Interest - Continued

  Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMFAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMFAM's relationship with such company and materially impact JPMFAM's business; or (ii) a personal relationship between a JPMFAM officer and management of a company or other proponent of a proxy proposal could impact JPMFAM's voting decision.


E. Escalation of Material Conflicts of Interest


  When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMFAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.


  Depending upon the nature of the material conflict of interest, JPMFAM, in the course of addressingthe material conflict, may elect to take one or more of the following measures, or other appropriateaction:

  . removing certain JPMFAM personnel from the proxy voting process;
  . "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
  . voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
  . deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

  The resolution of all potential and actual material conflict issues will be documented in order todemonstrate that JPMFAM acted in the best interests of its clients.


F. Recordkeeping


  JPMFAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

  . a copy of the JPMFAM Proxy Voting Procedures and Guidelines;
  . a copy of each proxy statement received on behalf of JPMFAM clients;
  . a record of each vote cast on behalf of JPMFAM client holdings;
  . a copy of all documents created by JPMFAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision; and
  . a copy of each written request by a client for information on how JPMFAM voted proxies on behalf of the client, as well as a copy of any written response by JPMFAM to any request by a JPMFAM client for information on how JPMFAM voted proxies on behalf of our client.
  . It should be noted that JPMFAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.
                                   EXHIBIT A
    J.P. Morgan Investment Management, Inc.
    J.P. Morgan Fleming Asset Management (London) Limited
    J.P. Morgan Fleming Asset Management (UK) Limited
    JF International Management Inc.
    JF Asset Management Limited
    JF Asset Management (Singapore) Limited

Part II: Proxy Voting Guidelines


JPMFAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.


JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South
America (3) Asia (ex-Japan) and (4) Japan, respectively.   Notwithstanding the
variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.


Part II.A: North America Proxy Voting Guidelines


Part II.A: North America Guidelines Table of Contents


1. Uncontested Director Elections 11


2. Proxy Contests 11

    a.  Election of Directors11
    b. Reimburse Proxy Solicitation Expenses11

3. Ratification of Auditors 11


4. Proxy Contest Defenses 12-13

    a. Board Structure: Staggered vs. Annual Elections12
    b. Shareholder Ability to Remove Directors12
    c. Cumulative Voting12
    d. Shareholder Ability to Call Special Meeting13
    e. Shareholder Ability to Act by Written Consent13
    f. Shareholder Ability to Alter the Size of the Board13

5. Tender Offer Defenses 13-14

    a.Poison Pills13
    b.Fair Price Provisions13
    c.Greenmail13
    d.Unequal Voting Rights13
    e.Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws13 f.Supermajority Shareholder Vote Requirement to Approve Mergers14

6. Miscellaneous Board Provisions 14

    a.Separate Chairman and CEO Positions14
    b.Lead Directors and Executive Sessions14
    c.Majority of Independent Directors14
    d.Stock Ownership Requirements14
    e.Term of Office14
    f.Director and Officer Indemnification and Liability Protection14 g.Board Size14

7. Miscellaneous Governance Provisions 15

    a.Independent Nominating Committee15
    b.Confidential Voting15
    c.Equal Access15
    d.Bundled Proposals15
    e.Charitable Contributions15
    f.Date/Location of Meeting15
    g.Include Nonmanagement Employees on Board15
    h.Adjourn Meeting if Votes are Insufficient15
    i.Other Business15
    j.Disclosure of Shareholder Proponents15

8. Capital Structure 15-16

    a. Common Stock Authorization15
    b. Stock Distributions: Splits and Dividends16
    c. Reverse Stock Splits16
    d. Blank Check Preferred Authorization16
    e. Shareholder Proposals Regarding Blank Check Preferred Stock16
    f. Adjustments to Par Value of Common Stock16
    g. Restructurings/Recapitalizations16
    h. Share Repurchase Programs16
    i. Targeted Share Placements16

Part II.A: North America Guidelines Table of Contents


9. Executive and Director Compensation 17-18

    a. Stock-based Incentive Plans17
    b. Approval of Cash or Cash-and-Stock Bonus Plans17
    c. Shareholder Proposals to Limit Executive and Director Pay17
    d. Golden and Tin Parachutes17
    e. 401(k) Employee Benefit Plans17
    f. Employee Stock Purchase Plans17
    g. Option Expensing18
    h. Options Repricing18
    i. Stock Holding Periods18

10. Incorporation 18

    a. Reincorporation Outside of the United States18
    b. Voting on State Takeover Statutes18
    c. Voting on Reincorporation Proposals18

11. Mergers and Corporate Restructurings 18-19

    a. Mergers and Acquisitions18
    b. Nonfinancial Effects of a Merger or Acquisition18
    c. Corporate Restructuring18
    d. Spin-offs18
    e. Asset Sales18
    f. Liquidations18
    g. Appraisal Rights19

    h. Changing Corporate Name19

12. Social and Environmental Issues 19-20

    a. Energy and Environment19
    b. Northern Ireland19
    c. Military Business19
    d. International Labor Organization Code of Conduct19
    e. Promote Human Rights in China, Nigeria, and Burma19
    f. World Debt Crisis19
    g. Equal Employment Opportunity and Discrimination19
    h. Animal Rights19
    i. Product Integrity and Marketing19
    j. Human Resources Issues20
    k. Link Executive Pay with Social and/or Environmental Criteria20

13. Foreign Proxies 20


14. Pre-Solicitation Contact 20


Part II.A: North America Guidelines


1. Uncontested Director Elections


  Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:


  1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or


  2) implement or renew a dead-hand or modified dead-hand poison pill; or


  3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or


  4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or


  5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.


  Special attention will be paid to companies that display a chronic lack of shareholder accountability.


2. Proxy Contests


  2a. Election of Directors


  Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.


  2b. Reimburse Proxy Solicitation Expenses

  Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.


3. Ratification of Auditors


  Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.


  Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.


  Generally vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.


4. Proxy Contest Defenses


  4a. Board Structure: Staggered vs. Annual Elections


  Proposals regarding classified boards will be voted on a case-by-case basis. Classified boardsnormally will be Suppported if the company's governing documents contain each of the following provisions:


  1) Majority of board composed of independent directors,


  2) Nominating committee composed solely of independent directors,


  3) Do not require more than a two-thirds shareholders' vote to remove a director, revise any bylaw or revise any classified board provision,


  4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),


  5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,


  6) Absence of superior voting rights for one or more classes of stock,


  7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and


  8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).


  4b. Shareholder Ability to Remove Directors


  Vote against proposals that provide that directors may be removed only for cause.


  Vote for proposals to restore shareholder ability to remove directors with or without cause.


  Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.


  Vote for proposals that permit shareholders to elect directors to fill board vacancies.


  4c. Cumulative Voting

  Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:


  1) Annually elected board,


  2) Majority of board composed of independent directors,


  3) Nominating committee composed solely of independent directors,


  4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),


  5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,


  6) Absence of superior voting rights for one or more classes of stock,


  7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and


  8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).


  4d. Shareholder Ability to Call Special Meeting


  Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.


  Vote for proposals that remove restrictions on the right of shareholders to act independently of management.


  4e. Shareholder Ability to Act by Written Consent


  We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.


  We generally vote against proposals to allow or facilitate shareholder action by written consent.


  4f. Shareholder Ability to Alter the Size of the Board


  Vote for proposals that seek to fix the size of the board.


  Vote against proposals that give management the ability to alter the size of the board without shareholder approval.


5. Tender Offer Defenses


  5a. Poison Pills


  Vote for shareholder proposals that ask a company to submit its poison pill for shareholderratification.

  Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeoversituations.


  Review on a case-by-case basis management proposals to ratify a poison pill. We generally lookfor shareholder friendly features including a two- to three-year sunset provision, a permitted bidprovision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.


  5b. Fair Price Provisions


  Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.


  Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.


  5c. Greenmail


  Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.


  5d. Unequal Voting Rights


  Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.


  Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.


  5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws


  Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.


  5f. Supermajority Shareholder Vote Requirement to Approve Mergers


  Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.


  Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.


6. Miscellaneous Board Provisions


  6a. Separate Chairman and CEO Positions


  We will generally vote for proposals looking to separate the CEO and Chairman roles.


  6b. Lead Directors and Executive Sessions

  In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).


  6c. Majority of Independent Directors


  We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.


  Vote for shareholder proposals requesting that the board's audit, compensation, and/or nominating committees include independent directors exclusively.


  Generally vote for shareholder proposals asking for a 2/3 independent board.


  6d. Stock Ownership Requirements


  Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.


  6e. Term of Office


  Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.


  6f. Director and Officer Indemnification and Liability Protection


  Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.


  Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.


  Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.


  Vote for proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, and (2) the director's legal expenses would be covered.


  6g. Board Size


  Vote for proposals to limit the size of the board to 15 members.





7. Miscellaneous Governance Provisions


  7a. Independent Nominating Committee


  Vote for the creation of an independent nominating committee.


  7b. Confidential Voting

  Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.


  Vote for management proposals to adopt confidential voting.


  7c. Equal Access


  Vote for shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.


  7d. Bundled Proposals


  Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.


  7e. Charitable Contributions


  Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.


  7f. Date/Location of Meeting


  Vote against shareholder proposals to change the date or location of the shareholders' meeting.No one site will meet the needs of all shareholders.


  7g. Include Nonmanagement Employees on Board


  Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.


  7h. Adjourn Meeting if Votes are Insufficient


  Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.


  7i. Other Business


  Vote for proposals allowing shareholders to bring up "other matters" at shareholder meetings.





  7j. Disclosure of Shareholder Proponents


  Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8. Capital Structure


  8a. Common Stock Authorization


  Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.


  Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.


  8b. Stock Distributions: Splits and Dividends


  Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.


  8c. Reverse Stock Splits


  Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.


  Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.


  8d. Blank Check Preferred Authorization


  Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).


  Vote for proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.


  Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.


  Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.


  8e. Shareholder Proposals Regarding Blank Check Preferred Stock


  Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.


  8f. Adjustments to Par Value of Common Stock


  Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.


  8g. Restructurings/Recapitalizations

  Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:


  Dilution-How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?


  Change in Control-Will the transaction result in a change in control of the company?


  Bankruptcy-Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.


  8h. Share Repurchase Programs


  Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


  8i. Targeted Share Placements


  These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.


9. Executive and Director Compensation


  9a. Stock-based Incentive Plans


  Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution tovoting power.


  Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.


  Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote-even in cases where the plan cost is considered acceptable based on the quantitative analysis.


  9b. Approval of Cash or Cash-and-Stock Bonus Plans

  Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.


  9c. Shareholder Proposals to Limit Executive and Director Pay


  Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.


  Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.


  Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.


  9d. Golden and Tin Parachutes


  Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.


  9e. 401(k) Employee Benefit Plans


  Vote for proposals to implement a 401(k) savings plan for employees.


  9f. Employee Stock Purchase Plans


  Vote for employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.


  Vote against employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.


  9g. Option Expensing


  Within the context of common industry practice, generally vote for shareholder proposals to expense fixed-price options.


  9h. Option Repricing


  In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.


  9i. Stock Holding Periods


  Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.


10. Incorporation


  10a. Reincorporation outside of the United States


  Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.


  10b. Voting on State Takeover Statutes

  Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).


  10c. Voting on Reincorporation Proposals


  Proposals to change a company's state of incorporation should be examined on a case-by-case basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.


11. Mergers and Corporate Restructurings


  11a. Mergers and Acquisitions


  Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.


  11b. Nonfinancial Effects of a Merger or Acquisition


  Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.


  11c. Corporate Restructuring


  Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, Spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.


  11d. Spin-offs


  Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.


  11e. Asset Sales


  Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/ working capital, value received for the asset, and potential elimination of diseconomies.


  11f. Liquidations


  Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.


  11g. Appraisal Rights


  Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

  11h. Changing Corporate Name


  Vote for changing the corporate name.


12. Social and Environmental Issues


  12a. Energy and Environment


  Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.


  Vote case-by-case on disclosure reports that seek additional information.


  12b. Northern Ireland


  Vote case-by-case on proposals pertaining to the MacBride Principles.


  Vote case-by-case on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.


  12c. Military Business


  Vote case-by-case on defense issue proposals.


  Vote case-by-case on disclosure reports that seek additional information on military-related operations.


  12d. International Labor Organization Code of Conduct


  Vote case-by-case on proposals to endorse international labor organization code of conducts.


  Vote case-by-case on disclosure reports that seek additional information on company activities in this area.


  12e. Promote Human Rights in China, Nigeria, and Burma


  Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, and Burma.


  Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.


  12f. World Debt Crisis


  Vote case-by-case on proposals dealing with third world debt.


  Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.


  12g. Equal Employment Opportunity and Discrimination


  Vote case-by-case on proposals regarding equal employment opportunities and discrimination.


  Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.


  12h. Animal Rights

  Vote case-by-case on proposals that deal with animal rights.


  12i. Product Integrity and Marketing


  Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.


  Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.


  12j. Human Resources Issues


  Vote case-by-case on proposals regarding human resources issues.


  Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.


  12k. Link Executive Pay with Social and/or Environmental Criteria


  Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.


  Vote case-by-case on disclosure reports that seek additional information regarding this issue.


  13. Foreign Proxies


  Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.


  14. Pre-Solicitation Contact


  From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.





  What is material non-public information?


  The definition of material non-public information is highly subjective. The general test however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

  . a pending acquisition or sale of a substantial business;
  . financial results that are better or worse than recent trends would lead one to expect;
  . major management changes;
  . an increase or decrease in dividends;
  . calls or redemptions or other purchases of its securities by the company;
  . a stock split, dividend or other recapitalization; or

  . financial projections prepared by the Company or the Company's representatives.

  What is pre-solicitation contact?


  Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"


  Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.


  It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.


Part III.B: Europe, Middle East, Africa, Central America andSouth America Proxy Voting Guidelines


Part III.B: Europe, Middle East, Africa, Central America andSouth America Guidelines Table of Contents


1. Reports & Accounts 23


2. Dividends 23


3. Auditors 23


  a. Auditor Independence23


  b. Auditor Remuneration23


4. Boards 23-24


  a. Chairman & CEO23


  b. Board Structure24


  c. Board Size24


  d. Board Independence24


  e. Board Committees24


5. Directors 25


  a. Directors' Contracts25


  b. Executive Director's Remuneration25

  c. Directors' Liability25


  d. Directors over 7025


6. Non-Executive Directors 26


  a. Role of Non-Executive Directors26


  b. Director Independence26


  c. Non-Executive Director's Remuneration26


  d. Multiple Directorships26


7. Issue of Capital 26-27


  a. Issue of Equity26


  b. Issue of Debt27


  c. Share Repurchase Programmes27


8. Mergers/Acquisitions 27


9. Voting Rights 27


10. Share Options/Long-Term Incentive Plans (L-TIPs) 27-28


  a. Share Options27


  b. Long-Term Incentive Plans (L-TIPs)28


11. Others 28-29


  a. Poison Pills28


  b. Composite Resolutions28


  c. Social/Environmental Issues28


  d. Charitable Issues29


  e. Political Issues29


12. Shareholder Activism and Company Engagement 29-30


  a. Activism Statement29


  b. Activism Policy29-30


13. Socially Responsible Investment ("SRI") 31


  a. SRI Statement31

  b. SRI Policy31


Part III.B: Europe, Middle East, Africa, Central America andSouth America Guidelines


1. Reports & Accounts


  Reports and accounts should be both detailed and transparent, and should be submitted toshareholders for approval. They should meet accepted reporting standards, and company accountsshould employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spiritas well as the letter of reporting standards, including the most recent recommendations of theInternational Accounting Standards Board (IASB).


  For UK companies, a statement of compliance with the Combined Code should be made, or reasonsgiven for non-compliance. The reports and accounts should include a detailed report on executiveremuneration, and best practice demands that this should also be submitted to shareholders forapproval.


  Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure(whilst meeting minimum legal requirements) are insufficient, we will inform company management ofour concerns, and either abstain or vote against the approval of the annual report, depending on thecircumstances. Similar consideration would relate to the use of inappropriate accounting methods.


2. Dividends


  Proposals for the payment of dividends should be presented to shareholders for approval, and shouldbe fully disclosed in advance of the meeting.


  We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.


3. Auditors


  3a. Auditor Independence


  Auditors must provide an independent and objective check on the way in which the financialstatements have been prepared and presented.


  JPMF will vote against the appointment or reappointment of auditors who are not perceived as beingindependent. The length of time both the audit company and the audit partner have served intheircapacity with a given company will be taken into account when determining independence.


  3b. Auditor Remuneration


  Companies should be encouraged to distinguish clearly between audit and non-audit fees. Auditcommittees should keep under review the non-audit fees paid to the auditor, both in relation to thesize of the total audit fee and in relation to the company's total expenditure on consultancy, and thereshould be a mechanism in place to ensure that consultancy work is put out to competitive tender.


  We would oppose non-audit fees consistently exceeding audit fees, where no explanation was givento shareholders. Audit fees should never be excessive.


  See Audit Committee.


4. Boards


  4a. Chairman & CEO

  The Combined Code states that there should be a clear division of responsibilities at the head of acompany, such that no one individual has unfettered powers of decision. JPMF believes that the rolesof Chairman and Chief Executive Officer should normally be separate. JPMF will generally voteagainst combined posts.


  4b. Board Structure


  JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures.We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tieredstructure, there is a risk of upper tier directors becoming remote from the business, while lower tierdirectors become deprived of contact with outsiders of wider experience. No director should beexcluded from the requirement to submit him/herself for reelection on a regular basis.


  JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour ofunitary boards. However, tiered boards are still very prevalent in markets outside the UK and localmarket practice will always be taken into account.


  4c. Board Size


  Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its votingpowers in favour of reducing large boards wherever possible.


  4d. Board Independence


  JPMF believes that a strong independent element to a board is essential to the effective running of acompany. The Combined Code states that the calibre and number of non-executive directors on aboard should be such that their views will carry significant weight in the board's decisions. We agreewith the ICGN, and the findings of the Higgs Review, that the majority of a board of directors shouldbe independent, especially if the company has a joint Chairman/CEO. However, as a minimum, allboards should require at least three non-executive directors, unless the company is of such a sizethat sustaining such a number would be an excessive burden.


  JPMF will use its voting powers to encourage appropriate levels of board independence, taking intoaccount local market practice.


  See Non Executive Directors.


  4e. Board Committees


  Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.


    (i)Nomination Committee -

    There should be a formal nomination process for the appointment of Directors with bothexecutive and non-executive representation on the Nomination Committee.

    (ii)Remuneration Committee -


    Boards should appoint remuneration committees consisting exclusively of independentnon-executive directors, with no personal financial interest in relation to the matters to bedecided, other than their fees and their shareholdings. Non-executive directors should haveno potential conflicts of interest arising from cross directorships and no day-to-dayinvolvement in the running of the business. We would oppose the reelection of any nonexecutive director who, in our view, had failed to exercise sound judgement onremuneration issues.


    (iii)Audit Committee

    An Audit Committee should be established consisting solely of non-executive directors,who should be independent of management. The Committee should include at least oneperson with appropriate financial qualifications but they should all undergo appropriatetraining that provides and maintains a reasonable degree of up-to-date financial literacyand there should be written terms of reference which deal clearly with their authority andduties. Formal arrangements should be in place for the Committee to hold regular meetingswith external auditors, without executive or staff presence, and they should have an explicitright of unrestricted access to company documents and information. The Committee shouldhave the authority to engage independent advisers where appropriate and also shouldhave responsibility for selecting and recommending to the board, the external auditors to beput forward for appointment by the shareholders in general meeting. The Committee shouldmonitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability offinancial information used by the board and public financial statements by the company.


5. Directors


  5a. Directors' Contracts


  JPMF believes that there is a strong case for directors' contracts being of one year's duration or less.This is in line with the findings of recent UK government committees as well as the view of the NAPFand ABI. However, JPMF always examines these issues on a case-by-case basis and we are awarethat there will occasionally be a case for contracts of a longer duration in exceptional circumstances,in order to secure personnel of the required calibre.


  Generally, we encourage contracts of one year or less and vote accordingly. Unless the remunerationcommittee gives a clearly-argued reason for contracts in excess of one year, we will vote against thereelection of any director who has such a contract, as well as consider the reelection of any directorwho is a member of the remuneration committee.


  Directors' contracts increasingly contain special provisions whereby additional payment becomes duein the event of a change of control. We agree with the view of the NAPF and ABI that such terms areinappropriate and should be discouraged and, under normal circumstances, we will use our votingpower accordingly.


  Market practice globally regarding the length of directors' service contracts varies enormously, andJPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. Tothis end, JPMF investment takes into account local market practice when making judgements in thisarea.


  5b. Executive Directors' Remuneration


  Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in the Annual Report.


  JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation ofexecutives or other employees. We feel that the specific amounts and types of employeecompensation are within the ordinary business responsibilities of the board and the companymanagement. However, the remuneration of executive directors should be determined byindependent remuneration committees and fully disclosed to shareholders. Any stock option plans orlong-term incentive plans should meet our guidelines for such plans set forth herein.


  We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year's salary, in order to align fully their interests with the interests of shareholders.


  See Stock Options and Long-Term Incentive Plans (L-TIPs).


  5c. Directors' Liability

  In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for alldecisions made during the previous financial year. Depending on the market, this resolution may ormay not be legally binding, and may not release the board from its legal responsibility.


  JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.


  5d. Directors over 70


  Whilst special requirements for directors over 70 have their roots in company legislation (in the UK)as well as various corporate governance guidelines, JPMF considers that a similar standard of careshould be applied to the selection of a director over 70 as would be applied to that of any otherdirector, although we would expect to see such a director offer him or herself for reelection eachyear.


6. Non-Executive Directors


  6a. Role of Non-Executive Directors


  As stated earlier in these guidelines, JPMF believes that a strong independent element to a board isessential to the effective running of a company. We will use our voting power to ensure that a healthyindependent element to the board is preserved at all times and to oppose the reelection of non-executive directors whom we no longer consider to be independent.


  In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.


  In order to help assess their contribution to the company, the time spent by each non-executivedirector should be disclosed to shareholders, as well as their attendance at board and committeemeetings.


  Audit and remuneration committees should be composed exclusively of independent directors.


  6b.Director Independence


  We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.


  A non-executive director who has served more than three terms (or ten years) in the same capacitycan no longer be deemed to be independent.


  6c. Non-Executive Director's Remuneration


  JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.


  6d. Multiple Directorships


  In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only oneadditional non-executive post would normally be considered appropriate without further explanation.


7. Issue of Capital

  7a. Issue of Equity


  In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a preemptive basis.


  JPMF will vote in favour of increases in capital which enhance a company's long-term prospects. Wewill also vote in favour of the partial suspension of preemptive rights if they are for purely technicalreasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions).


  JPMF will vote against increases in capital which would allow the company to adopt "poison pill"takeover defence tactics, or where the increase in authorised capital would dilute shareholder value inthe long term.


  7b. Issue of Debt


  Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.


  JPMF will vote in favour of proposals which will enhance a company's long-term prospects. We willvote against an increase in bank borrowing powers which would result in the company reaching anunacceptable level of financial leverage, where such borrowing is expressly intended as part of atakeover defence, or where there is a material reduction in shareholder value.


  7c. Share Repurchase Programmes


  Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.


  We will vote against such programmes when shareholders' interests could be better served bydeployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or anattempt to entrench management.


8. Mergers/Acquisitions


  Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst inconjunction with portfolio managers and, in exceptional circumstances , the Committee. Individualcircumstances will always apply. However, as a general rule, JPMF will favour mergers andacquisitions where the proposed acquisition price represents fair value, where shareholders cannotrealise greater value though other means, and where all shareholders receive fair and equaltreatment under the merger/acquisition terms.


9. Voting Rights


  JPMF believes in the fundamental principle of "one share, one vote." Accordingly, we will vote tophase out dual voting rights or classes of share with restricted voting rights, and will oppose attemptsto introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulativevoting; directors should represent all shareholders equally, and voting rights should accrue inaccordance with the shareholder's equity capital commitment to the company.


  Similarly, we will generally oppose amendments to require supermajority (i.e., more than 51%) votesto approve mergers, consolidations or sales of assets or other business combinations.

10. Share Options/Long-Term Incentive Plans (L-TIPs)


  10a.Share Options


  Share option schemes should be clearly explained and fully disclosed to both shareholders andparticipants, and put to shareholders for approval. Each director's share options should be detailed,including exercise prices, expiry dates and the market price of the shares at the date of exercise.They should take into account maximum levels of dilution, as set out in ABI, NAPF and similarguidelines. Full details of any performance criteria should be included. Share options should never beissued at a discount, and there should be no award for below-median performance. In general, JPMFwill vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.


  Best practice requires that share options be fully expensed, so that shareholders can assess theirtrue cost to the company. The assumptions and methodology behind the expensing calculationshould also be explained to shareholders.


  We will generally vote against the cancellation and reissue, retesting or repricing, of underwateroptions.


  10b.Long-Term Incentive Plans (L-TIPs)


  A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferredbonuses and retirement benefit plans, which require one or more conditions in respect of serviceand/or performance to be satisfied over more than one financial year.


  JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company's objectives.


  Ideally, the L-TIP should use a methodology such as total shareholder return ("TSR"), coupled with afinancial underpin such as growth in earnings per share ("EPS"). Performance should bebenchmarked against an appropriate comparator group of companies and a graph of recentperformance should be included. Awards should increase on a straight-line basis, with a maximumaward only vesting for the very highest performance. As with share option schemes, there should beno award for below-median performance. Any beneficiary should be encouraged to retain anyresultant shares for a suitable time.


  In all markets JPMF will vote in favour of schemes with keen incentives and challenging performancecriteria, which are fully disclosed to shareholders in advance, and vote against payments which areexcessive or performance criteria which are undemanding. We would expect remunerationcommittees to explain why criteria are considered to be challenging and how they align the interestsof shareholders with the interests of the recipients.


11. Others


  11a. Poison Pills


  Poison pills, or shareholder rights plans, are designed to give shareholders of a target company theright to purchase shares of the acquiring company, the target company, or both at a substantialdiscount from market value. These rights are exercisable once a predefined "triggering event" occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock.Corporations may or may not be able to adopt poison pills without shareholder approval, dependingon the market.


  JPMF reviews such proposals on a case-by-case basis; however we will generally vote against suchproposals and support proposals aimed at revoking existing plans.

  In reaching its voting position, the Committee has reviewed and continues to review current takeoverevents. However, it has concluded that there is no clear evidence that poison pills deter takeoveroffers or defeat takeover attempts, and are in fact sometimes used as tools to entrench management.


  11b. Composite Resolutions


  Agenda items at shareholder meetings should be presented in such a way that they can be votedupon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or"bundled" resolutions, depending on the context.


  11c. Social/Environmental Issues


  The Committee reviews shareholder proposals concerning social and environmental issues. Innormal circumstances, the consideration of social issues in investment decisions is the duty ofdirectors; nevertheless, from time to time, a company's response to the circumstances of a particularsocial or environmental issue may have economic consequences, either directly or indirectly. In thesecases, the economic effects are considered in determining our vote.


  Where management is proposing changes with a social, environmental or ethical dimension, theseproposals should be in line with JPMF's SRI policy.


  See Socially Responsible Investment (SRI).


  11d. Charitable Issues


  Charitable donations are generally acceptable, provided they are within reasonable limits and fullydisclosed to shareholders.


  11e. Political Issues


  JPMF does not normally support the use of shareholder funds for political donations, and wouldrequire the fullest explanation as to why this would be beneficial to shareholders.


12. Shareholder Activism and Company Engagement


  12a. Activism Statement


  The Myners Review identified "shareholder activism" as an important part of the responsibilities of UKpension fund trustees and their investment managers and recommended that managers address theissue as follows:

  . ensure managers have an explicit strategy on activism
  . monitor the performance of investee companies
  . intervene where necessary
  . evaluate the impact of engagement activity
  . report back to clients

  This approach was endorsed by the Institutional Shareholders' Committee ("ISC") in their response toMyners. Curiously, neither activism nor intervention is defined in the Myners Report and they areinterpreted differently by different investors. At one extreme are those who deliberately set out toinvest in underperforming companies with the aim of encouraging change. Such investors wouldexpect to be involved in detailed discussions about management and policy and would expect to havesignificant influence on both. As effective insiders they are unlikely to be active traders of theirposition and will take a long-term view of the investment, regardless of market conditions. At the otherextreme are those who regard activism as the simple process of voting their shareholding, with littleor no regard for a company's governance policy or standards. They would argue that their clients'interests are best served by selling shares in underperforming companies. JPMF's approach is setout below.


  12b. Activism Policy


    (i)  Explicit Strategy -


    A clearly articulated policy has existed at JPMF for many years. Our primary aim is toprotect our clients' interests. Thus, where appropriate, we will engage with companies inwhich client assets are invested if they fail to meet our requirements with regard tocorporate governance and/or performance. The approach involves active discussion withcompany management and, if necessary,participation in action groups, but not direct involvement in management.


    Our strategy is explicitly based on the US Department of Labor's recommendations whichare commended by Myners and which have been cited in every edition of our Voting Policyand Guidelines.


    (ii) Monitor Performance -


    At JPMF, whilst we do seek to build a good understanding of the businesses in which we invest, we do not see ourselves in any way as management consultants. Our responsibility is to achieve our clients' investment objectives and, provided a company's potential is undiminished and it offers satisfactory prospective returns, we believe that we are most likely to meet these objectives retaining our holdings, meeting management, when appropriate and by considered voting at company meetings. In addition we increasingly find that we are consulted by companies on remuneration policy proposals. Of course, there are times when it is in the best interests of our clients to sell holdings in companies which we expect to perform badly and we absolutely reserve the right to do so.


    (iii)Intervene Where Necessary -


    As we have an active approach to proxy voting we do, in that sense, intervene frequently incompany affairs and this causes us to vote against or abstain on resolutions at company meetings.


    Whenever we believe that it may be appropriate to vote against management, we speakwith the company in order to ensure that they are fully informed of the reasons for thepolicy to which we are opposed and to give management an opportunity to amend thatpolicy. The evidence is that by consistently seeking compliance with best practice we do,over time, influence company behaviour. On occasion, this has been best achieved by registering disapproval and abstaining whilst making it clear to management that unlesspolicy changes within a year we shall vote against management in the following year. Inthis context we have found "vocal abstention" as a very potent form of activism.


    JPMF does not intervene directly in the management of companies. However, where a company has failed to meet our expectations in terms of revenue or profits growth and it is not clear what action is being taken to remedy the situation but we believe that the potential of the company still justifies retention in our clients' portfolios, we arrange to meet with senior management. On such occasions we expect management to explain what is being done to bring the business back on track, but if possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity. In such circumstances we will frequently raise our concerns first with the company's brokers or advisers.


    (iv)   Evaluate Impact

    Noon to our knowledge has so far been able to measure directly and explicitly the benefits of good corporate governance. However, we remain convinced that a strong governance culture leads ultimately to a better business with above average growth and a better stock market rating. There is some evidence from the emerging markets that better governance leads to more effective capital markets and until recently investors' confidence in the Anglo-Saxon markets was supported by a belief in their strong governance culture.


    As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success is the extent to which our investment strategy achieves our clients' investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.


    We are actively involved in a number of working parties and investor groups and our aim is to be at the forefront of developments in this area.


    (v) Reporting


    Reports detailing our engagement activity are available to clients on a quarterly basis.


13. Socially Responsible Investment ("SRI")


  13a. SRI Statement


  From 3rd July 2000, trustees of occupational pension schemes in the UK have been required todisclose their policy on socially responsible investment in their Statement of Investment Principles.


  JPMF has had experience in tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our SRI screens will meet or exceed the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.


  For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.


  For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.


  13b. SRI Policy


  Where JPMF engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity is then reported to clients at regular intervals.


  Where social or environmental issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.


  In formulating our SRI policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as "unfriendly." Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of corporate social responsibility among all of the companies in which it invests its clients' assets as part of an inclusive positive engagement strategy.


  The current focus of this engagement process is on UK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.


Part IV: Asia Ex-Japan Proxy Voting Guidelines


1. The client is the beneficial owner of all securities in a portfolio. As such the client is entitled to all benefits of ownership including the exercise of votes in the event of corporate actions.


2. In the absence of specific client instructions, the investment manager is the party responsible for exercising the voting of proxies.


3. JFAM, as investment managers, recognise that proxies have an economic value; the voting of proxies therefore represents a responsibility on JFAM as fiduciaries.


4. The sole criterion for determining how to vote a proxy is always what is in the best interest of the client.


5. For routine proxies (e.g., in respect of voting at AGMs) the house position is neither to vote in favour or against. For EGMs, however, where specific issues are put to a shareholder vote, these issues are analysed by the respective Country Specialist concerned. A decision is then made based on his/her judgement.


6. Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JFAM pays particular attention to management's arguments for promoting the prospective change. The sole criterion in determining our voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.


7. Corporate governance procedures differ among the countries. Proxy materials are generally mailed by the issuer to the subcustodian which holds the securities for the client in the country where the portfolio company is organised, but there may not be sufficient time for such materials to be transmitted to the investment manager in time for a vote to be cast. Many proxy statements are in foreign languages. In some countries proxy statements are not mailed at all. Voting is highly impractical (if not impossible) in locations where the deadline for voting is two to four days after the initial announcement that a vote is to be solicited or where voting is restricted to the beneficial owner. In short, because of the time constraints and local customs involved, it is not always possible for an investment manager to receive and review all proxy materials in connection with each item submitted for vote. The cost of voting is also an issue that we will consider in light of the expected benefit of the vote.


Part V: Japan Proxy Voting Guidelines


1. Number of Directors


  To ensure a swift management decision-making process, the appropriate number of directors shouldbe 20 or less.

2. Release of Directors from Legal Liability


  Vote against actions releasing a director from legal liability.


3. Director's Tenure


  Director's tenure should be equal to/less than 1 year.


4. Director's Remuneration


  Remuneration of directors should generally be determined by an independent committee.


5. Audit fees


  Audit fees must be at an appropriate level.


6. Capital Increase


  Capital increases will be judged on a case-by-case basis depending on its purpose. Vote againstcapital increases if the purpose is to defend against a takeover.


7. Borrowing of Funds


  Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.


8. Share Repurchase Programs


  Vote in favor of share repurchase programs if it leads to an increase in the value of the company's shares.


9. Payout ratio


  As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.


10. Mergers/Acquisitions


  Mergers and acquisitions must only be consummated at a price representing fair value.


11. Stock Options


  Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.


12. Political Contributions


  Do not approve any use of corporate funds for political activities.


13. Environmental/Social Issues


  Do not take into account environmental/social issues that do not affect the economic value of the company.

                        MAZAMA CAPITAL MANAGEMENT, INC.


POLICY

Mazama Capital Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.


Guiding Principles
------------------

Proxy voting procedures must adhere to the following broad principles:

  . Voting rights have economic value and must be treated accordingly. This means fiduciaries (the Company) have a duty to vote proxies in those cases where fiduciary responsibility has been delegated to the Company.
  . Fiduciaries must maintain documented voting policies or guidelines to govern proxy voting decisions.
  . Fiduciaries should keep records of proxy voting.

Delegation
----------

In cases where voting authority is delegated to an investment manager, no one can direct the investment manager's vote on a specific issue or on a specific company unless that contingency is specified in the plan document. If such direction of a vote occurs in the absence of a formal specification in the plan document, both parties would be guilty of an ERISA violation. Finally, even if voting power is delegated, the trustee or named fiduciary is still responsible for monitoring what the investment manager or proxy voting agent does.


Current Policies and Procedures
-------------------------------

Mazama Capital Management takes an active role in voting proxies on behalf of all accounts for which the firm has been hired as investment manager, unless proxy voting responsibility has been retained by the client. Generally, routine proxies will be voted with management as indicated on the proxy. A negative vote may be registered on proxies containing overly restrictive anti-takeover provisions. However, Mazama Capital Management strongly favors having only independent board members in all sub committees (compensation, nominating, audit, etc.) and may vote against certain board members if they are affiliated with the company and also members of the subcommittees.


Voting Procedures
-----------------
  . All proxy materials received on behalf of clients are forwarded to
    Institutional Shareholder Services (ISS).
  . Using ISS, Director of Research will determine which client accounts hold the security to which the proxy relates;
  . Absent material conflicts, Director of Research will determine how Mazama
    Capital Management, Inc. should vote the proxy in accordance with applicable voting guidelines, complete the proxy in a timely and appropriate manner.
  . Proxy ballots for securities no longer held in a client accounts will not be voted.

Mazama Capital Management, Inc. generally votes in favor of the following routine issues:
 1) Elect directors


 2) Appoint auditors

 3) Eliminate preemptive rights

 4) Increase authorized shares issued

 5) Limit directors' and officers' liability

 6) Amend Articles of Incorporation or Bylaws to coincide with Changes in local or federal laws and regulations

 7) To change date, time, location of annual meetings

 8) Stock Prints

Mazama Capital Management, Inc. votes the following non-routine issues as indicated:


 1) Require Shareholder Vote On "Golden Parachutes"
  . Mazama Capital Management, Inc. favors allowing shareholders to vote on the granting of "golden parachutes." The granting of these perks often results in the dissipation of shareholder value.

 2) Require Shareholder Vote on "Blank Check" Preferred Stock
  . Mazama Capital Management, Inc. favors allowing shareholders to vote on preferred stock issues, which typically contain special performance promises to specific shareholders. "Blank check" preferred stock may divert value from holders of common stock.

 3) Confidential Voting
  . Mazama Capital Management, Inc. is in favor of confidential voting.

 4) Eliminating Classified Boards
  . Mazama Capital Management, Inc. is in favor of eliminating classified boards.

 5)  Shareholder Voting On "Poison Pills" And Against "Poison Pills"
  . Mazama Capital Management, Inc. is generally opposed to the erection of barriers to future merger/take-over proposals where such devices can be seen as self-protective of management rather than to benefit shareholders' interests.

 6) Cumulative Voting
  . Mazama Capital Management, Inc. believes in allowing shareholders' cumulative voting rights, which enhances their ability to select directors who perform well over others. Cumulative voting is one of the only avenues that a small shareholder can effect change.

 7) Stock Options/Incentives
  . Mazama Capital Management, Inc. is in favor of reasonable and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees when dilution is considered not significant and share price is at fair market value.
  . Mazama Capital Management, Inc. will vote against incentive plans with "change in control" provisions that protect or benefit management or board members over the interests of shareholders.

 8) Social Issues And Proposals That Inhibit A Company's Business For Social Purposes
  . Mazama Capital Management, Inc. is generally opposed to social issue proposals which would not generate an economic benefit for the company and may even create a cost. For similar reasons, Mazama Capital Management, Inc. opposes proposals that call for constrictions on a company's business for social purposes.

 9) Establish Or Amend An Employee Savings, Stock-Purchase, Thrift Or Investment Plan
  . Mazama Capital Management, Inc. is in favor of savings, investment, stock purchase and ESOP plans for corporate employees.

 10) Reincorporation Under The Laws Of A Different State Mazama Capital Management, Inc. generally favors such proposals since a company usually finds an economic advantage in the result.

 11) Merger of Consolidation of Legally   Independent Companies or Subsidiaries.
  . The consolidation of several companies or subsidiaries, including reincorporation from different state jurisdictions, into one company or a holding company is generally done to simplify historical structures that have out-lived their usefulness and to reduce cost. Savings, elimination of duplication and more efficient operations to be realized are usually in the shareholders' interests.

 12) Proposals to Require Each Director to Own a Certain Number of Shares or to Require The Company to Offer Options As a Part of Compensation
  . Mazama Capital Management, Inc. favors director ownership of stock, whether through purchase of stock or the granting of options. Where options are not granted by a company to its directors, we generally favor purchase of shares by directors.
  . Proposals to Prohibit Re-election of Outside Directors After a Fixed Number
    Years of Service or Upon Retirement From Their Primary Employment.
  . The reason usually cited for such proposals is to have "fresh faces" on the board of directors. To arbitrarily discard knowledgeable, experienced directors after six years' service for the sake of "turnover" and "fresh faces" may not be in the shareholders' best interest. Similarly, discarding directors whose retirement makes more of their time available to the subject company makes no sense.

 13) Proposals To Submit Option Plans, Incentive Compensation Plans And Company-Contributory Savings And Investment Plans To Shareholder Vote For Approval
  . Mazama Capital Management, Inc. thinks it is important that shareholders formally consider and vote on incentive and savings plans, which represent disbursement of shareholders' assets.

 14) Proposals to Prohibit Business Dealings With Communist Countries.
  . U.S. companies generally attempt to comply carefully with laws and regulations governing foreign trade for the simple reason that to do otherwise incur major problems and expense. At the same time, establishing a policy prohibiting business dealings with any country or group of countries is a foreign policy-making and political function better reserved to the U.S. Government and outside the business/commercial sphere.

 15) Disclosure of Corporate Political Contributions.
  . With few exceptions, companies comply with federal and state laws and regulations regarding political and "lobbying" activities and prohibiting contributions of corporate funds.
  . Mazama Capital Management, Inc. generally opposes requiring management to disclose such contributions.

 16) Retirement Benefits For Non-Employee Directors Mazama Capital Management, Inc. is generally in favor of eliminating or not granting retirement benefits of non-employee directors.
  . In some circumstances, limitations on benefits, such as a year-of-service limitation, will make such benefits acceptable.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.


Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.


RESPONSIBILITY

Compliance Officer has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

PROCEDURE

Mazama Capital Management, Inc. has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:


 1) Voting Procedures

  . All employees will forward any proxy materials received on behalf of clients to Director of Research;
  . Director of Research will determine which client accounts hold the security to which the proxy relates;
  . Absent material conflicts, Director of Research will determine how Mazama
    Capital Management, Inc. should vote the proxy in accordance with applicable voting guidelines, complete the proxy and mail the proxy in a timely and appropriate manner.

 2) Disclosure
  . Compliance Officer will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Mazama Capital Management, Inc. voted a client's proxies, and that clients may request a copy of these policies and procedures.
  . Compliance Officer will also send a copy of this summary to all existing clients who have previously received Mazama Capital Management, Inc.'s Disclosure Document; or Compliance Officer may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

 3) Client Requests for Information
  . All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Compliance Officer.
  . In response to any request Compliance Officer will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Mazama Capital Management, Inc. voted the client's proxy with respect to each proposal about which client inquired.

 4) Voting Guidelines
  . In the absence of specific voting guidelines from the client, Mazama Capital
    Management, Inc. will vote proxies in the best interests of each particular client. Mazama Capital Management, Inc.'s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Mazama Capital Management, Inc.'s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
  . Mazama Capital Management, Inc. will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.
  . Mazama Capital Management, Inc. will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
  . In reviewing proposals, Mazama Capital Management, Inc. will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

 5) Conflicts of Interest
  . Mazama Capital Management, Inc. will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Mazama Capital Management, Inc. with the issuer of each security to determine if Mazama Capital Management, Inc. or any of its employees has any financial, business or personal relationship with the issuer.
  . If a material conflict of interest exists, Director of Research will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
  . Mazama Capital Management, Inc. will maintain a record of the voting resolution of any conflict of interest.

 6) Recordkeeping

  Compliance Officer shall retain the following proxy records in accordance with the SEC's five-year retention requirement.
  . These policies and procedures and any amendments;
  . Each proxy statement that Mazama Capital Management, Inc. receives;
  . A record of each vote that Mazama Capital Management, Inc. casts;
  . Any document Mazama Capital Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;
  . A copy of each written request from a client for information on how Mazama
    Capital Management, Inc. voted such client's proxies, and a copy of any written response.
                             NEUBERGER BERMAN, LLC

                                  PROXY POLICY


I. INTRODUCTION


Neuberger Berman, LLC ("NB") is generally responsible for voting the proxies of its ERISA accounts.


This precept is based on the views of the Department of Labor ("DOL") set forth in an advisory letter known as the "Avon letter".


The DOL maintains that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any other fiduciary obligation of an investment manager. Accordingly, NB, as a fiduciary, must vote ERISA account proxies exclusively for the benefit of the plan's participants or beneficiaries.*


NB has created a Proxy Committee** to formulate a policy on the manner in which NB will vote ERISA Account proxies.


In formulating a proxy policy, the Proxy Committee believes that many propositions to be voted upon will fit into categories and, presumptively, such propositions should be voted on in a predetermined manner to meet the DOL requirements outlined above.


Such proxy policy is based on the following positions taken by the proxy committee:


  (i) management is generally most qualified to determine how to vote on board of director composition, selection of auditor, compensation, corporate law compliance and social issues; and


  (ii) measures that are likely to entrench management or deter takeovers generally depress market value on both a long and short term and should not be supported.


II. FLEXIBILITY OF THE POLICY DIRECTIVES


The NB policy of specific voting directives as set forth in Section IV below are not intended to be rigid. Based on the particular factual situation or the investment goals of a particular ERISA account, circumstances may arise where adherence to a preset proxy policy will not advance the best interests of plan beneficiaries. Proxies may be voted contrary to the specific directives contained herein if (i) approved by a majority of the members of the proxy committee and (ii) such approval is based on the DOL precepts and rules set forth above.


A request to deviate from a specific directive can be made by the money manager of the ERISA account, a member of the NB Executive Committee or a member of the Proxy Committee.


The Proxy Committee will maintain appropriate records of its actions approving deviations from the directive, citing reasons therefor.

III. AMENDMENT OF DIRECTIVES


The Proxy Committee will meet periodically to review the voting directives. Directives are subject to amendment by vote of a majority of the Proxy Committee members.


IV. THE VOTING DIRECTIVES


 1) Director Slate. Vote FOR the management slate. This is based on the view that (i) management is in a good position to determine the credibility of the nominees and (ii) director selection alone generally does not materially affect a company's market value. However, if director states are proposed in the context of proxy fights, the NB research analyst covering the company is to analyze competing slates and determine in accordance with the DOL precepts whether NB should vote for the management or stockholder slate. Director selections in proxy fights can materially affect a company's value, since management may be more interested in remaining in place than serving stockholders' best interests.


 2) Increase "Blank Check" Authorized Preferred Stock.Vote AGAINST increases in "blank check preferred stock" (i.e., preferred stock all or many of whose rights, preferences and designations, (e.g.; dividend and voting rights) can be established by the Board of Directors acting alone) on the grounds that the Board of Directors can readily issue such stock in conjunction with "poison pill" devices or otherwise fashion such stock into takeover deterrents or weapons. Vote FOR the authorization of preferred stock whose rights, designations and preferences are pre-established where such stock is being authorized to achieve a specific and legitimate corporate purpose.

 3) Classified or "Staggered Board. Vote AGAINST proposals to classify or stagger boards. The periodic, as opposed to yearly, election of directors can be used to entrench management and make a corporation less attractive as a takeover candidate. To illustrate: a typical classified board consists of three equal or nearly equal classes of directors where only one class is up for election each year. Each director on a classified board serves a three year term, as opposed to a one year term served by directors that are not subject to a staggered arrangement.

 4) Cumulative Voting. Under cumulative voting minority shareholders dissatisfied with entrenched management can achieve board representation. Under cumulative voting, each stockholder is permitted to cast a number of votes equal to the number of shares he owns multiplied by the number of directors to be elected. The stockholder may cast these votes among any or all the nominees for director in any manner he wishes. The stockholder, for example, can concentrate all his votes for the election of just one director.

If there is evidence that the Company is attempting to entrench the Board, or if the Company has significant anti-takeover devices already in place, we will vote FOR cumulative voting. If not, and if we are pleased with the current structure of the Board, we will vote AGAINST such proposals. Consequently, our decision will be made on a case by case basis.


 5) Restrictions on Stockholders to Act by Written Consent. Vote AGAINST restrictions on use of stockholder written consents in lieu of a stockholder meeting. Use of written consents is an inexpensive method often not requiring compliance with the proxy rules employed by stockholders to pass resolutions that might be challenged by entrenched management in a stockholders meeting. Written consents have been used as takeover mechanisms to quickly expel entrenched management.

 6) Restrictions on Stockholders to Call Meetings. Vote AGAINST restrictions on stockholders to call meetings. Any limitation on stockholders to act can strengthen entrenched management's hand in a takeover or other corporate challenge and thus can both render the corporation a less attractive takeover candidate and bestow to management a decided advantage in a takeover.

 7) Confidential Voting. Vote FOR confidential voting which permits stockholders, particularly large institutional stockholders, to vote without identification.

 8) Super-Voting Stock Characteristics. Vote AGAINST super-voting stock. This device gives entrenched management or other insiders excessive voting dominance or power through stock where each share can carry ten or more times the number of votes of the stock issued to the public. Under current S.E.C. regulations, a corporation with a class of issued super-voting stock is generally ineligible for trading on NASDAQ or a national stock exchange.

 9) "Capping" the Number for Directors. Vote AGAINST "capping" the board. Entrenched management can use this device to limit the number of directors to its own friendly directors, thus making it more difficult for outside stockholders to add their own representatives to the board.

 10) Supermajority Provisions. Vote AGAINST. These provisions increase the difficulty of amending charter and By-Law provisions, thereby securing the continuation of such provisions presumably supported by entrenched management. A supermajority provision provides that amendment to the charter and/or By-Laws or any provision thereof requires a vote of more than the holders of a majority of stock (e.g., 66-2/3% of all votes).

 11) Fair Price Provisions Vote AGAINST fair price provisions. Such provisions tend to make takeovers, particularly tender offers, more expensive by requiring that stockholders tendering their shares in the "back end" of a tender offer receive consideration whose value is equal to that given to stockholders who tender their shares in the "front end." Certain states such as Delaware have built fair price provisions into their corporate law, which provisions apply to all public companies except for those that expressly "opt out" of the requirement. Thus vote FOR any proposal to "opt out" of a fair price statute, which would most likely take the form of a stockholder proposal.

 12) Stock Option Plans and other Stock and Deferred Compensation Arrangements. Vote FOR management-sponsored compensation plans for rank and file employees that do not alone or in conjunction with other plans result in reserving over 20% of the Company's total issued and outstanding stock. Management is generally in the best position to establish means of compensating its rank and file employees. Also vote FOR compensation plans whose participants include officers and directors, provided that such plans (alone or in conjunction with already existing plans) either (i) are not structured so as to enable a control block of stock (over 10%) to be issued to such officers and directors or (ii) do not provide such officers and directors with either excessive payments of automatic cash-outs through stock appreciation rights or other vehicles (golden parachutes) parachutes in the event of a takeover.

Vote AGAINST any plan under which insiders can acquire control blocks of stock or receive excessive compensation or takeover cash-outs. Such plans can either have the effect of entrenching management or transferring excessive amounts of corporate assets out of the corporation (and thus not in the best interest of stockholders).


 13) Director Liability Limitation Proposals. Vote FOR proposals limiting director liability on the grounds that such proposals are necessary to attract board nominees of quality in a litigious corporate environment where director and officer liability insurance is often quite expensive.

 14) Environmental Issues, Discrimination Issues, Health Issues and other "Social Proposals". Neuberger Berman, LLC appreciates the importance of proposals relating to social issues and believes that economic, political, social, environmental and similar concerns can significantly affect both corporate and industry-wide performance and the community in general. Accordingly, Neuberger Berman, LLC will review and vote on such social-oriented proposals in accordance with its legal responsibilities and its voting procedures described in Part II of this Policy ("Flexibility of the Policy Directives"). In such review, Neuberger Berman, LLC will seriously consider management's recommendations on the grounds that management is often most qualified to determine how social proposals will impact on a particular corporation's business and stockholders.

 15) Selection of Auditor. Vote as recommended by management. Proposals on selection of an auditor generally do not materially impact on a corporation's market value, and management is generally most qualified to make this determination.

 16) Adjustments in Charter or By-laws to Conform to Corporate Law Changes. Generally vote as recommended by management on technical adjustments to corporate documents stemming from ongoing changes in corporate and securities law. Such technical adjustments generally do not materially impact on the corporation's market value. Moreover, management and corporate counsel are most qualified to monitor the propriety of these changes for compliance purposes.

 17) Change in Par Value of Authorized Stock. Generally vote FOR these proposals on the grounds that changes in par value are routine matters not likely to impact materially on corporate market value and that management is most qualified to determine this type of matter. Vote AGAINST those proposals, however, that call for (i) reduction of par value that would decrease the value of a security held by NB or clients (e.g., reduction in par value where the security is redeemable at par), (ii) increase in par value that will materially reduce the corporation's paid in or excess capital that otherwise could be used for legitimate purposes, e.g., reinvestments, payment of dividends, etc. or (iii) reduction in par value of a class of securities whose issuance can be used for anti-takeover purposes, because such a reduction in par value of a class of securities whose issuance can be used for anti-takeover purposes, because such a reduction will permit the corporation to issue these securities for a lower price, thus enhancing management's ability to defend against takeovers.

V. FREQUENT PROPOSITIONS WITH NO DIRECTIVE


There are proposals that frequently arise that will require Proxy Committee action because such propositions and the context in which they arise are not susceptible of a presumptive vote as in Section IV. Examples are listed below.


 1) Increases in Common Stock. Vote FOR increases in authorized common stock that are necessary to achieve legitimate corporate purposes because authorized common stock constitutes an important vehicle for raising capital and, vote AGAINST increases in authorized common stock that are unnecessary, excessive or likely to be used to deter or fight takeovers or unnecessarily dilute current stockholders.


 2) Dividend Rights Plans, Poison Pills and Similar Devices. The Proxy Committee believes that the impact of dividend rights plans, poison pills and similar devices on corporate governance and shareholders' values substantially varies depending upon numerous factors, including but not limited to the following: the specific terms of the plan or device, the prior performance of Management, the extent to which anti-takeover and Management entrenchment devices are in place, the extent to which Management's decisions both in general and in particular with regard to mergers, acquisitions and the like, are subject to shareholder and Board of Director review, the medium and long term business plans of the Company, the relationship of stock price to unrealized values, and the extent to which the corporation is presently perceived as a merger candidate. Accordingly, the Proxy Committee will evaluate and vote on matters regarding these types of plans or devices on a case-by-case basis, taking such of the foregoing and such other factors into account as it deems appropriate in the particular circumstances then pertaining.

 3) Merger Consolidation Reorganization Recapitalization Sale of Assets. Voting on non-routine corporate transactions such as mergers, consolidations, reorganizations, tender offers and large asset sales should be voted as determined based on analysis of the transaction by the appropriate research analysts or portfolio managers. The vote on these transactions should be the result of reasoned and formulated investment decisions.

 4) Anti-Greenmail Proposals. Anti-greenmail proposals prohibit management from buying out at a premium a stockholder that management views as disruptive (or potentially disruptive). Vote FOR anti-greenmail proposals that are designed primarily to serve legitimate corporate purposes such as requiring equal treatment among stockholders and preventing corporate waste. Vote AGAINST such proposals designed primarily to deter potential raiders from making large investments in the subject corporation as a first step in a takeover (a raider may not want to commit large sums up front if he has no opportunity to receive a premium if he decides to withdraw).

 5) Standoff Proposals. "Standoff proposals" typically prohibit a corporation from engaging in material transactions (mergers, asset purchases, etc.) with a "substantial stockholder" (often defined as a stockholder who acquires over 10% or 15% of the outstanding stock for a period of time, e.g. 5 years) unless the transaction is consented to by the board of directors or a supermajority of stockholders. Vote FOR those standoff provisions designed to prevent the corporation from being forced to engage in transactions with disruptive stockholders and vote AGAINST those proposals designed to prevent legitimate raiders from effecting transactions with the corporation in connection with takeovers.

 6) Stockholder Proposals on Corporate Matters. Often stockholder proposals attempt to overturn anti-takeover arrangements that have been in place over time (e.g., staggered boards, supermajority provisions). Some of these arrangements will have served the corporation well, others poorly. Thus, voting on any of these proposals should be on a case-by-case basis. Other stockholder proposals relate to procedural issues or issues that do not directly affect the corporation's business (e.g., calling a stockholders' meeting by a rocket company to discuss rocket safety). Vote for these proposals as recommended by management because management is often in the best position to determine these procedural or collateral issues.

 7) Reincorporation Into Delaware or Other State with "Pro-Management" Corporate Laws. Vote AGAINST such proposals for reincorporation into Delaware or other pro-management states (e.g., New York and Nevada) if the proposed state is considered "pro-management" because its corporation or similar laws contains a variety of provisions that limit stockholder rights in favor of management. "Pro-management" laws often have the effect of entrenching management and deterring takeovers. While many reincorporation proposals may have such objectives, there are occasions when we should vote FOR if the Proxy Committee believes that the purpose of the reincorporation is to secure certain benefits such as laws permitting limitations on directors' and officers' liability which enhances a corporation's ability to secure quality management.

VI. OTHER PROPOSALS AND DEVIATIONS FROM VOTING DIRECTIVES


Periodically proposals will appear in proxy material that do not fit any of the descriptions set forth in Section IV or that the Proxy Committee will not want to vote as discussed above. Such proposals will be dealt with by the Proxy Committee as described in Section II of this proxy policy.


VII. RECORD OF VOTING


In each case, the Proxy Committee should maintain internal records on how and why NB voted the proxies.





Original Guidelines: 05/31/91


Revised 04/19/00 Re: Cumulative Voting.


Revised 11/05/02 Re: South African issue


                            POST ADVISORY GROUP, LLC

                       PROXY AND CORPORATE ACTION VOTING
                            POLICIES AND PROCEDURES

                                     POLICY

Post Advisory Group, LLC ("Post") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). While Post primarily manages fixed income securities, it does often hold a limited amount of voting securities (or securities for which shareholder action is solicited) in a client account. Thus, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Post will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.


When voting proxies or acting on corporate actions for clients, Post's utmost concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Post will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of the account.


PURPOSE

The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by Post to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").


PROCEDURES


Post's Operations Department is ultimately responsible for ensuring that all proxies received by Post are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.


Where a proxy proposal raises a material conflict of interest between Post's interests and the client's, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client's account.


The Operations Department is also responsible for ensuring that all corporate actions received by Post are addressed in a timely manner and consistent action is taken across all portfolios.


RECORD KEEPING


In accordance with Rule 204-2 under the Advisers Act, Post will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided, however, that Post may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.


Post will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and the manner in which clients may obtain information on how Post voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to Post.
 Post will coordinate with the relevant mutual fund service providers to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.


GUIDELINES


Each proxy issue will be considered individually. The following guidelines are a partial list to be used in evaluating voting proposals contained in the proxy statements, but will not be used as rigid rules.


VOTE AGAINST

  a) Issues regarding Board entrenchment and anti-takeover measures such as the following:
    (i) Proposals to stagger board members' terms;
    (ii) Proposals to limit the ability of shareholders to call special meetings;
    (iii) Proposals to require super majority votes;
    (iv) Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
    (v) Proposals regarding "fair price" provisions;
    (vi) Proposals regarding "poison pill" provisions; and
    (vii) Permitting "green mail."
  b) Providing cumulative voting rights.

VOTE FOR

  a) Election of directors recommended by management, except if there is a proxy fight.
  b) Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.
  c) Date and place of annual meeting.
  d) Rotation of annual meeting place.
  e) Limitation on charitable contributions or fees paid to lawyers.
  f) Ratification of directors' actions on routine matters since previous annual meeting.
  g) Confidential voting.
  h) Limiting directors' liability.

CASE-BY-CASE


Proposals to:


  (1 Pay directors solely in stock.


  (2) Eliminate director mandatory retirement policy.


  (3) Mandatory retirement age for directors.


  (4) Rotate annual meeting location/date.


  (5) Option and stock grants to management and directors.


  (6) Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

                        PRINCIPAL GLOBAL INVESTORS, LLC
                   PRINCIPAL CAPITAL GLOBAL INVESTORS LIMITED
                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                        SPECTRUM ASSET MANAGEMENT, INC.
                        PRINCIPAL MANAGEMENT CORPORATION
                                 (THE ADVISERS)


                           STOCK PROXY VOTING POLICY

                            FOR ALL CLIENT ACCOUNTS



GENERAL POLICY
--------------

 1) Each of the Advisers is registered with the Securities and Exchange Commission and acts as investment manager for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments, foundations, high net worth individuals). When delegated the authority by a client, each Adviser will vote client-owned shares under its management. The Advisers' policy concerning proxy voting of client-owned shares is:To vote shares of common stock in the long-term economic best interest of the clients.


 2) To act solely in the interest of clients in providing for ultimate long-term stockholder value.To act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

PROCESS
-------


For the purpose of timely and consistent application of the above general policy, the Advisers classify proxy vote issues into three broad categories:
Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once it has analyzed and identified each issue as belonging in a particular category, each Adviser will cast the client's vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, the Advisers will make every effort to classify them among the following three categories. If the Advisers believe it would be informative to do so, they may revise this document to reflect how they evaluate such issues.


Occasions may arise in which an Adviser is required to vote a proxy while having a conflict between its interest or the interest of an affiliated person of the Adviser and its clients. To protect clients against a breach of its duty to them, on any occasion when a proxy vote presents a conflict of interest, the Adviser will obtain the review of the General Counsel of Principal Financial Group, Inc. before casting such vote in a manner that is contrary to both (1) its pre-determined policy, and (2) the recommendation of Institutional Shareholder Services, Inc.


Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, each Adviser has elected to approach international proxy voting on the basis of achieving "best efforts at a reasonable cost."


CATEGORY I: ROUTINE ADMINISTRATIVE ITEMS
            ----------------------------

Philosophy: The Advisers are willing to defer to management on matters of a
----------
routine administrative nature. The Advisers feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisers will normally defer to management's recommendation include:selection of auditorsincreasing the authorized number of common shares election of unopposed independent directors


CATEGORY II: SPECIAL INTEREST ISSUES
             -----------------------

Philosophy: While there are many social, political, environmental and other
----------
special interest issues that are worthy of public attention, the Advisers do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility. The Advisers' primary responsibility in voting proxies is to provide for the greatest long-term value for clients. The Advisers are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general the Advisers will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.


CATEGORY III: ISSUES HAVING THE POTENTIAL FOR SIGNIFICANT ECONOMIC IMPACT
              -----------------------------------------------------------

Philosophy: The Advisers are not willing to defer to management on proposals
----------
which have the potential for major economic impact on the corporation and the value of its shares. The Advisers believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.


 1) Classification of Board of Directors. Rather than electing all directors
 ---------------------------------------
  annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. In general, the Advisers vote on a case-by-case basis on proposals for staggered boards, but generally favor annual elections of all directors.

 2) Cumulative Voting of Directors. Most corporations provide that shareholders
    ------------------------------
  are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. The Advisers generally support cumulative voting of directors.

 3) Prevention of Greenmail. These proposals seek to prevent the practice of
    -----------------------
  "greenmail", or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. The Advisers think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. The Advisers are opposed to greenmail and will support greenmail prevention proposals.

 4) Supermajority Provisions. These corporate charter amendments generally
    ------------------------
  require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases the Advisers believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and therefore oppose such provisions.

 5) Defensive Strategies. These proposals will be analyzed on a case-by-case
 -----------------------
  basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

 6) Business Combinations or Restructuring. These proposals will be analyzed on
 -----------------------------------------
  a case-by-case basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

 7) Executive and Director Compensation. These proposals will be analyzed on a
    -----------------------------------
  case-by-case basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

Policy Established August, 1988Revised May, 2003

                        PRINCIPAL GLOBAL INVESTORS, LLC
                   PRINCIPAL CAPITAL GLOBAL INVESTORS LIMITED
                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                        SPECTRUM ASSET MANAGEMENT, INC.
                        PRINCIPAL MANAGEMENT CORPORATION

                              PROXY VOTING REPORT

                        DETAILED PROXY VOTING GUIDELINES



I. THE BOARD OF DIRECTORS

  A) VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

    Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

    . long-term corporate performance record relative to a market index; . composition of board and key board committees;

    . nominee's attendance at meetings (past two years);
    . nominee's investment in the company;
    . whether a retired CEO sits on the board; and . whether the chairman is also serving as CEO.

    In cases of significant votes and when information is readily available, we also review:

    . corporate governance provisions and takeover activity;
    . board decisions regarding executive pay;
    . director compensation;
    . number of other board seats held by nominee; and . interlocking directorships.

  B) CHAIRMAN AND CEO ARE THE SAME PERSON


    We vote on a CASE-BY-CASE basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

  C) MAJORITY OF INDEPENDENT DIRECTORS

    Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a CASE-BY-CASE basis.


    We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

  D) STOCK OWNERSHIP REQUIREMENTS

    We generally vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

  E) TERM OF OFFICE

    We vote AGAINST shareholder proposals to limit the tenure of outside directors.

  F) DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

    Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.


    Proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care are evaluated on a CASE-BY-CASE basis.


    Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness are evaluated on a CASE-BY-CASE basis.


    We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

  G) CHARITABLE CONTRIBUTIONS

    We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.


II. PROXY CONTESTS

  A) VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

    Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

    . long-term financial performance of the target company relative to its industry;
    . management's track record;
    . background to the proxy contest;
    . qualifications of director nominees (both slates);
    . evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and . stock ownership positions.

  B) REIMBURSE PROXY SOLICITATION EXPENSES

    Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

III. AUDITORS


RATIFYING AUDITORS


We vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or fees for non-audit services are excessive; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


We vote CASE-BY-CASE on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).


We vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation.


IV. PROXY CONTEST DEFENSES

  A) BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

    We consider proposals to classify the board on a CASE-BY-CASE basis.


    We consider proposals to repeal classified boards and to elect all directors annually on a CASE-BY-CASE basis.

  B) SHAREHOLDER ABILITY TO REMOVE DIRECTORS

    We vote AGAINST proposals that provide that directors may be removed only for cause.


    We vote FOR proposals to restore shareholder ability to remove directors with or without cause.


    We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.


    We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

  C) CUMULATIVE VOTING

    We vote AGAINST proposals to eliminate cumulative voting.


    We vote FOR proposals to permit cumulative voting.

  D) SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

    We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.


    We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

  E) SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

    We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.


    We vote FOR proposals to allow or make easier shareholder action by written consent.

  F) SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

    We vote FOR proposals that seek to fix the size of the board.


    We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


V. TENDER OFFER DEFENSES

  A) POISON PILLS

    We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.


    We review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.


    We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

  B) FAIR PRICE PROVISIONS

    We vote CASE-BY-CASE on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.


    We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

  C) GREENMAIL

    We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.


    We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

  D) PALE GREENMAIL

    We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

  E) UNEQUAL VOTING RIGHTS

    We vote AGAINST dual class exchange offers.


    We vote AGAINST dual class recapitalizations.

  F) SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

    We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.


    We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

  G) SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

    We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

    We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

  H) WHITE SQUIRE PLACEMENTS

    We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


VI. MISCELLANEOUS GOVERNANCE PROVISIONS

  A) CONFIDENTIAL VOTING

    We vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.


    We vote FOR management proposals to adopt confidential voting.

  B) EQUAL ACCESS

    Shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board are evaluated on a CASE-BY-CASE basis.

  C) BUNDLED PROPOSALS

    We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

  D) SHAREHOLDER ADVISORY COMMITTEES

    We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.


VII. CAPITAL STRUCTURE

  A) COMMON STOCK AUTHORIZATION

    We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.


    We vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

  B) STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

    We vote FOR management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

  C) REVERSE STOCK SPLITS

    We vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

  D) BLANK CHECK PREFERRED AUTHORIZATION

    We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.


    We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.


    We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.

  E) SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

    We vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

  F) ADJUST PAR VALUE OF COMMON STOCK

    We vote FOR management proposals to reduce the par value of common stock.

  G) PREEMPTIVE RIGHTS

    We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

  H) DEBT RESTRUCTURINGS

    We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

    . Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
    . Change in Control -- Will the transaction result in a change in control of the company?
    . Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

    Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

  I) SHARE REPURCHASE PROGRAMS

    We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


VIII. EXECUTIVE AND DIRECTOR COMPENSATION


  In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

  In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with the cash components of pay. We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation -- which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.


  Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.


  Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

  A) OBRA-RELATED COMPENSATION PROPOSALS

    . AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE
      FEATURES

      Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    . AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

      Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

    . AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

      Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
      Section 162(m) should be evaluated on a CASE-BY-CASE basis.

    . APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

      Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

  B) SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

    We review on a CASE-BY-CASE basis all shareholder proposals that seek additional disclosure of executive and director pay information.


    We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

  C) GOLDEN AND TIN PARACHUTES

    We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.


    We review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

  D) EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

    We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

  E) 401(K) EMPLOYEE BENEFIT PLANS

    We vote FOR proposals to implement a 401(k) savings plan for employees.


IX. STATE OF INCORPORATION

  A) VOTING ON STATE TAKEOVER STATUTES

    We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

  B) VOTING ON REINCORPORATION PROPOSALS

    Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.


X. MERGERS AND CORPORATE RESTRUCTURINGS

  A) MERGERS AND ACQUISITIONS

    Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

    . anticipated financial and operating benefits;
    . offer price (cost vs. premium);
    . prospects of the combined companies;
    . how the deal was negotiated; and
    . changes in corporate governance and their impact on shareholder rights.

  B) CORPORATE RESTRUCTURING

    Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

  C) SPIN-OFFS

    Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

  D) ASSET SALES

    Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/ working capital, value received for the asset, and potential elimination of diseconomies.

  E) LIQUIDATIONS

    Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

  F) APPRAISAL RIGHTS

    We vote for proposals to restore, or provide shareholders with, rights of appraisal.

  G) CHANGING CORPORATE NAME

    We vote for changing the corporate name.


XI. MUTUAL FUND PROXIES

  A) ELECTION OF TRUSTEES

    We vote on trustee nominees on a case-by-case basis.

  B) INVESTMENT ADVISORY AGREEMENT

    We vote on investment advisory agreements on a case-by-case basis.

  C) FUNDAMENTAL INVESTMENT RESTRICTIONS

    We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

  D) DISTRIBUTION AGREEMENTS

    We vote on distribution agreements on a case-by-case basis.


XII. SOCIAL AND ENVIRONMENTAL ISSUES


In general we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.


In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.


In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:


.. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;


.. the percentage of sales, assets and earnings affected;


.. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;


.. whether the issues presented should be dealt with through government or company-specific action;


.. whether the company has already responded in some appropriate manner to the request embodied in a proposal;


.. whether the company's analysis and voting recommendation to shareholders is persuasive;


.. what other companies have done in response to the issue;


.. whether the proposal itself is well framed and reasonable;


.. whether implementation of the proposal would achieve the objectives sought in the proposal; and


.. whether the subject of the proposal is best left to the discretion of the board.


Among the social and environmental issues to which we apply this analysis are the following:


.. Energy and Environment


.. South Africa


.. Northern Ireland


.. Military Business

.. Maquiladora Standards and International Operations Policies


.. World Debt Crisis


.. Equal Employment Opportunity and Discrimination


.. Animal Rights


.. Product Integrity and Marketing


.. Human Resources Issues

April 15, 2003


                               PUTNAM INVESTMENTS


                            PROXY VOTING PROCEDURES


INTRODUCTION AND SUMMARY

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.


This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under 'wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.


PROXY COMMITTEE

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:


 1) reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.


 2) considers special proxy issues as they may from time to time arise.

PROXY VOTING ADMINISTRATION

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:


 1) annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.


 2) coordinates the Proxy Committee's review of any new or unusual proxy issues.

 3) manages the process of referring issues to portfolio managers for voting instructions.

 4) oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

 5) coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

 6) maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

 7) prepares and distributes reports required by Putnam clients.

PROXY VOTING GUIDELINES

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.


Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:


 1) If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.


 2) For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

PROXY VOTING REFERRALS

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.


The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

CONFLICTS OF INTEREST

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:


 1) The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.


 2) No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

 3) Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

 4) The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

 5) Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

RECORDKEEPING

The Legal and Compliance Department will retain copies of the following books and records:


 1) A copy of Proxy Procedures and Guidelines as are from time to time in effect;


 2) A copy of each proxy statement received with respect to securities in client accounts;

 3) Records of each vote cast for each client;

 4) Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

 5) Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

EXHIBIT A TO PROXY PROCEDURES

                   PUTNAM INVESTMENTS PROXY VOTING GUIDELINES


The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.


The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.


I. BOARD-APPROVED PROPOSALS

Proxies will be voted for board-approved proposals, except as follows:


A. Matters Relating to the Board of Directors
---------------------------------------------

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

  . Putnam will withhold votes for the entire board of directors if . The board does not have a majority of independent directors; or . The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). Proxies will generally be voted on a case-by-case basis on board-approved proposals where the board fails to meet these basic independence standards.

  . Putnam will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).
  . Putnam will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.
  . Putnam will vote on a case-by-case basis in contested elections of directors.
    . Putnam will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

    . Putnam will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

    . Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

B. Executive Compensation
-------------------------

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

  . Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).
  . Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).
  . Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.
  . Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.


C. Capitalization
-----------------

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where Putnam is not otherwise withholding votes from the entire board of directors:

  . Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction). . Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)
  . Putnam will vote for proposals authorizing share repurchase programs.

D. Acquisitions, Mergers, Reincorporations, Reorganizations and Other
---------------------------------------------------------------------
Transactions
------------

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

  . Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E. Anti-Takeover Measures
-------------------------

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

  . Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and . Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

F. Other Business Matters
-------------------------

Putnam will vote for board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

  . Putnam will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).
  . Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.
  . Putnam will vote on a case-by-case basis on other business matters where
    Putnam is otherwise withholding votes for the entire board of directors.

II. SHAREHOLDER PROPOSALS

Putnam will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

  . Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.
  . Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.
  . Putnam will vote for shareholder proposals that are consistent with Putnam's proxy voting guidelines for board-approved proposals.
  . Putnam will vote on a case-by-case basis on other shareholder proposals where Putnam is otherwise withholding votes for the entire board of directors

III. VOTING SHARES OF NON US ISSUERS

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers in accordance with the foregoing guidelines where applicable, except as follows:

  . Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.
  . Putnam will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
  . Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
  . Putnam will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Many non US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:


    (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.


    (2) Share reregistration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.


    (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.


Putnam's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

EXHIBIT B TO PROXY PROCEDURES

Proxy Vote Recommendation Request: Company XYZ, Vote Due X/X/XX

                        PUTNAM INVESTMENTS PROXY VOTING
                        VOTE RECOMMENDATION REQUEST FORM

From: Victoria Cardext. 1-1168


Meeting Date:


VOTE RECOMMENDATION DUE DATE:

Company Name:


Country:





Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.


Referral Agenda items:


 1) [Description of item]


Recommendation:





Please see attached ISS and/or IRRC analysis for information on the proposals.





Please fill out the required information below on contacts regarding the recommendation.


Please describe any contacts with any person outside the Investment Division or the Legal and Compliance Department-Proxy Group regarding the proxy other than proxy soliciting firms (if none please answer "none"):

EXHIBIT C TO PROXY PROCEDURES
                               PUTNAM INVESTMENTS
                           PROXY VOTE DISCLOSURE FORM




 1) Company Name: __________________________.


 2) Date of Meeting:________________________________________.

 3) Referral Item(s): (a)________________________________________

        (b)________________________________________


        (c)________________________________________


        (d)________________________________________


        (e)________________________________________


 4) Description of Putnam's Business Relationship with Issuer of Proxy:

___________________________________________________________


___________________________________________________________


___________________________________________________________


___________________________________________________________


 5) Describe any special conflict issues or remedial steps taken in furnishing recommendations on the referral items:

___________________________________________________________


___________________________________________________________


___________________________________________________________


CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, the information set forth in this form is true and correct.


   _______________________________


Name:


Title:

       T. ROWE PRICE ASSOCIATES, INC AND T. ROWE PRICE INTERNATIONAL, INC

                      PROXY VOTING POLICIES AND PROCEDURES

                         RESPONSIBILITY TO VOTE PROXIES


As an investment adviser to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.


PROXY ADMINISTRATION

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders` interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.


Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the fund's portfolio manager is responsible for deciding and voting on the proxy proposals of companies in his or her fund. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews
T. Rowe Price's proxy voting process, policies, and voting records.


T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines-many of which are consistent with ISS positions-T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.


FIDUCIARY CONSIDERATIONS

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.


CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.


T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

ELECTION OF DIRECTORS

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.


EXECUTIVE COMPENSATION

The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders` long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options.


ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.


SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.


MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since T. Rowe Price's voting guidelines are predetermined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC

                       Proxy Voting Policy and Procedures


Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

DUTIES WITH RESPECT TO PROXIES:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.


DELEGATION:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.


Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.


REVIEW AND OVERSIGHT:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.


Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.


CONFLICTS OF INTEREST:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.


OBTAINING PROXY VOTING INFORMATION:

To obtain information on how Turner voted proxies, please contact:

    John H. Grady, Chief Operating Officer, or
    Andrew Mark, Director of Operations
     and Technology Administration
    C/o Turner Investment Partners, Inc.
    1205 Westlakes Drive, Suite 100
    Berwyn, PA 19312

RECORDKEEPING:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

 Adopted: This 1st day of July, 2003
                          UBS GLOBAL ASSET MANAGEMENT
                              CORPORATE GOVERNANCE
                                   PHILOSOPHY
                               VOTING GUIDELINES
                                      AND
                                     POLICY
                                   DRAFT 7.0


                                  8 April 2003


                              A.Table of Contents


I. Voting and Corporate Governance Policy...............................1

 A. General Corporate Governance Benchmarks............................. 1

 B. Proxy Voting Guidelines - Macro Rationales.......................... 3

 C. Proxy Voting Disclosure Guidelines.................................. 6

 D. Proxy Voting Conflict Guidelines.................................... 7

II. Voting and Corporate Governance Procedures..........................9

 A. Global Corporate Governance Committee............................... 9

 B. Proxy Voting - Process.............................................. 10

 C. Taking Action with a Company's Board................................11

 D. Procedures for Contacting the Media ................................. 12

 E. Recordkeeping.......................................................13

Appendices: Local Voting Policies:

  - UK / London......................................................... 14

 - AU / Sydney.......................................................... 16

 - CH / Zurich.......................................................... 18

 - JP / Tokyo........................................................... 19

 - CA / Toronto......................................................... 20

 - US / Chicago......................................................... 21

I. VOTING AND CORPORATE GOVERNANCE POLICY
Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interest of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.


Underlying our voting and corporate governance policies we have three fundamental objectives:


 1) We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.


 2) In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt. For this reason, we seek full voting discretion from our clients where applicable.

 3) As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

UBS Global Asset Management believes that good governance practices are an essential element in the stewardship of a corporation. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. In acting on behalf of our clients, our objective is to seek to maximize the value of client investments. To achieve this objective, we have implemented this policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.


A. GENERAL CORPORATE GOVERNANCE BENCHMARKS

PRINCIPLE 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT


GUIDELINES:
.. Board exercises judgment independently of management.

.. Separate Chairman and Chief Executive.


.. Board has access to senior management members.


.. Board is comprised of a significant number of independent outsiders.


.. Outside directors meet independently.


.. CEO performance standards are in place.


.. CEO performance is reviewed annually by the full board.


.. CEO succession plan is in place.


.. Board involvement in ratifying major strategic initiatives.


.. Compensation, audit and nominating committees are led by a majority of outside directors.


PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP


GUIDELINES:
.. Board determines necessary board member skills, knowledge and experience.

.. Board conducts the screening and selection process for new directors.


.. Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

.. Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

.. Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL


GUIDELINES:
.. Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

.. Any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval.


.. Employment contracts should not entrench management.


.. Management should not receive substantial rewards when employment contracts are terminated for performance reasons.


PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS


GUIDELINES:
.. Executive remuneration should be commensurate with responsibilities and performance.

.. Incentive schemes should align management with shareholder objectives.


.. Employment policies should encourage significant shareholding by management and board members.


.. Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.


.. Long-term incentives should be linked to transparent long-term performance criteria.


.. Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.


PRINCIPLE 5: AUDITORS ARE INDEPENDENT


GUIDELINES:
.. Auditors are approved by shareholders at the annual meeting.

.. Audit, consulting and other fees to the auditor are explicitly disclosed.


.. The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.


.. Periodic (every 5 years) tender of the audit firm or audit partner.


B. PROXY VOTING GUIDELINES - MACRO RATIONALES

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period which it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Generally, we will exercise voting rights on behalf of clients in accordance with this policy. However, we may take actions not consistent with this policy when we believe it necessary to act prudently considering the prevailing circumstances, consistent with our obligation to maximize the value of client investments and for the exclusive purpose of benefiting its clients.


Where a client has given specific direction as to how to exercise voting rights on its behalf, we will, to the extent possible, vote in accordance with a client's direction. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost). For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy.


GENERAL GUIDELINES

 1) When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.


 2) If management's performance has been questionable we may abstain or vote against specific proxy proposals.

 3) Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

 4) In general, we oppose proposals, which in our view, act to entrench management.

 5) In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

BOARD OF DIRECTORS & AUDITORS

 6) Although we wish to encourage directors to own shares, we acknowledge that the accumulation of a significant shareholding may need to be phased-in over a period of years in that qualified board members with insufficient liquid funds could otherwise be steered away from board duty.

 7) Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

 8) We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board; that allow shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies; that permit shareholders to act by written consent; and that limit the bias present when proxy solicitation and contest defense expenses are reimbursed for incumbents but not for dissidents unless they are successful.

 9) We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

COMPENSATION

 10) We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

 11) Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

 12) ll senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance, is vague, is not in line with market practices, allows for option re-pricing, does not have adequate performance hurdles or is highly dilutive.

 13) Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes or the re-pricing of options such that management is rewarded for poor performance or further entrenches its position.

 14) Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

GOVERNANCE PROVISIONS

 15) We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

 16) We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events such as take over bids or buy-outs should be voted on by the shareholders and will support attempts to bring them before the shareholders.

 17) Any substantial new share issuance should require prior shareholder approval.

 18) We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

 19) We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

 20) Staggered boards, where directors are elected to overlapping terms, can provide some continuity of oversight. Therefore, we generally do not oppose management's recommendation to implement a staggered board, unless we object to management's handling of a company, or are concerned about the independence of the Board.

 21) We generally support the regular re-election of directors on a rotational basis.

CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

 22) It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

 23) In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

MERGERS, TENDER OFFERS & PROXY CONTESTS

 24) Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

 25) Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

 26) There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement. Our primary responsibility in voting proxies is to provide for the greatest long-term shareholder value and we are therefore generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

ADMINISTRATIVE & OPERATIONS

 27) Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

 28) We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

C. PROXY VOTING DISCLOSURE GUIDELINES

.. Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or other fiduciaries, the manner in which we exercised voting rights on behalf of the client.


.. Upon request, we will inform a client of our intended vote provided the request does not raise a conflict issue due to the client's relationship with the company that has issued the proxy (See Proxy Voting Conflict Guidelines below). Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until a few days before the deadline. We will make every effort to communicate with our clients effectively on these issues.


.. Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions.


.. Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst, proxy voting delegate and Legal and Compliance Department.


.. Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.


.. In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.


.. We will inform the company (not their agent) where we have decided to vote against any material resolution at their company.


..
  The Local and Global Chief Investment Officer must approve exceptions to this disclosure policy.


Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.


D. PROXY VOTING CONFLICT GUIDELINES

..  In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset
   Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:


.. No personnel in UBS Global Asset Management's marketing, sales or business development departments shall participate in or have influence over how any specific voting rights are exercised.


.. UBS Global Asset Management has instituted information barriers designed to separate UBS Global Asset Management from its affiliates engaged in banking and investment banking activities. These information barriers are intended to prevent us from gaining access to inside information that our banking and investment banking affiliates may have acquired or developed in connection with their business activities and vice versa. None of our personnel may disclose information regarding our voting intentions to any banking or investment banking affiliate. Any of our personnel involved in the proxy voting process who are contacted by such an affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately.


.. Where UBS Global Asset Management is aware of a conflict of interest in voting a particular proxy as a result of an existing or prospective client or business relationship or otherwise, the appropriate Local Corporate Governance Committee will be notified of the conflict and the full Local Corporate Governance Committee will determine how such proxy should be voted. If such Committee decides to vote other than in accordance with this Policy, the Committee shall prepare and maintain a written rationale for its vote. (Note: For purposes of this policy, for an entity to be considered a prospective client, there must be a reasonable likelihood it will engage us to manage assets within a reasonable period of time.)

II. VOTING AND CORPORATE GOVERNANCE PROCEDURES


A. GLOBAL CORPORATE GOVERNANCE COMMITTEE

Members:
--------

.. Global CIO (Chair) and Local CIOs or their equivalents from each office
  (Chicago, London, Zurich, Tokyo, Toronto & Sydney) or their appointed delegates


.. Representative from Operations


.. Global Head of Legal & Compliance will act as counsel to the Committee


Responsibilities:
-----------------

.. To review, approve and oversee the implementation of this Policy.


.. Keep abreast of and share trends in corporate governance and update this policy as necessary.


.. To provide a forum for discussing corporate governance issues between regions.


.. Coordinate with the Communications group on all corporate or other communication related to global proxy issues.


.. Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.


.. Engage and oversee any independent proxy voting services being used.


.. Oversee the activities of the Local Corporate Governance Committees.


Meetings:
---------
Meetings will be held at least quarterly.


LOCAL CORPORATE GOVERNANCE COMMITTEES
Each office or region as applicable will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies where we are aware of conflicts of interests including but not limited to those arising from:


.. Relationships with clients and potential clients


.. Banking and investment banking divisions within UBS


.. Media sensitive votes


The Local Corporate Governance Committees will set their own agendas and schedule, but should meet at least twice a year on a formal basis.


Members:
--------

.. Local CIO or equivalent (chair) from each office (Chicago, London, Zurich,
  Tokyo, Toronto & Sydney) or their appointed delegates


.. Personnel from the Equity group


.. Operations group representative


.. A Legal & Compliance group representative will act as counsel to the Committee


Responsibilities:

.. Keep abreast of and share trends in corporate governance and update local policy as necessary.


.. Provide a forum for discussing corporate governance issues within a region.


.. Oversee the proxy voting process.

.. Coordinate with the Communications group all corporate or other communication related to local proxy issues.


.. Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.


.. Interpret this Policy into the local context.


.. Propose additional Macro Rationales at the global and local levels.


.. Review and resolve conflicts of interest.


B. PROXY VOTING - PROCESS

The Global Corporate Governance Committee, under the chairmanship of the Global CIO, is responsible for our corporate governance policy and proxy voting process.


Given the magnitude of the effort, availability of resources and local customs certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. The Legal & Compliance groups will regularly be brought into the decision making process on complex issues and on issues involving conflicts of interests.


In order to facilitate the process, proxy issues and portfolios are categorized into and assigned an approval escalation level. Details are listed below:

..   Proxies are divided into 2 categories:
   . Active - Companies held in an actively managed portfolio
   . Passive - Companies held in an index, index-like or quantitative portfolio

   1)Active

     . ISSUES ON PROXIES ARE DIVIDED INTO THREE CATEGORIES:


      .Sensitive - Requires Analyst, Research Director and Global Chief
       Investment Officer approval for a vote against management, regardless of guidelines and policy. Requires Analyst, Research Director and Local Chief Investment Officer approval for a vote for management.


      .Ordinary - May be voted by a delegate of the Equity group according to our general guidelines and macro rationales regardless of whether for or against management.


      .Directed - Votes may be effected by a delegate according to specific written client guidelines.


      . Votes on proxy issues where we are aware of a conflict of interest require approval of the full Local Corporate Governance Committee as more fully described above in Section I.C. Proxy Voting Conflict Guidelines.


SENSITIVE ISSUES


   2)
     Sensitive issues are those where we are concerned at the overall governance regime of the company such that we intend to take action to remove board members, support new board candidates not recommended by the existing board or any other controversial issues. Any votes to be made in a manner inconsistent with this Policy, and any votes on matters not covered in this Policy are also considered sensitive.Passive

      Where we manage portfolios pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for holdings managed pursuant to such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively-managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

BALLOT RECONCILIATION
UBS Global Asset Management's proxy voting personnel will take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority.


C. PROCEDURES FOR TAKING ACTION WITH A COMPANY'S BOARD

   .Where we suspect poor corporate governance may negatively impact the long-term value of the issuer (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.


   .
     Pursuing direct contact with a company's external board or internal company management board members regarding their board responsibilities requires the involvement of the Local Chief Investment Officer.


   .If action is considered necessary, we will attempt to arrange an informal meeting with one or more outside directors to gather additional information and learn more about the company's corporate governance practices. The intent of the meeting with outside directors is not to gain private or inside information but to communicate our concerns. If we initiate the meeting, the Global Chief Investment Officer will be informed before any meeting is scheduled.


   .
     If it is determined that appropriate corporate governance practices are not presently nor likely to be put in place, then it may be necessary to:

     . withdraw our support for the common stock;
     . communicate with the entire board;
     . reflect our positions in our proxy vote opportunities; or . contact other shareholders regarding our concerns.

   .When we initiate a formal communication to the board it will include the following:

     .
       A statement of our belief in the importance of good corporate governance; .A listing of areas of deficient governance we believe to exist at the company;
     .A statement that the maintenance of our continued corporate support will be predicated on addressing any deficiencies; and .A request for a response as to what actions the board feels is necessary to address our concerns.

D. PROCEDURES FOR CONTACTING THE MEDIA

It is our policy not to make comments to the media on any issues relating to proxy issues of any individual company. Tasked with managing the assets of clients, we are honor-bound to work in their best interests.


Requests from the media for general information relating to this Policy, comments on Corporate Governance issues relating to a specific security or general, non-specific issues related to Corporate Governance, must be directed to the Regional/Global CIO and the Regional Head of Legal & Compliance or the Business Group General Counsel.


The Regional/Global CIO and the Head of Legal & Compliance or the Business Group General Counsel will determine if there is to be an exception to this policy.


All communication with the media must be coordinated with the Communications Group in accordance with appropriate media policy.


E. RECORDKEEPING

UBS Global Asset Management will maintain records of proxies voted. Such records include copies of:


.. Our policies and procedures;


.. Proxy statements received;


.. Votes cast per client;

.. Number of shares voted;


.. Communications received and internal documents created that were material to the voting decision;


.. A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision; and


.. Client requests for proxy voting records and our Policy, as well as our response.


LOCAL POLICY - UK / LONDON

 DIRECTORS'              Greenbury - Invited to
 REMUNERATION            approve all new long term
 AND/OR PENSION          incentive schemesGreenbury -
 ARRANGEMENTS            Shares granted should not
                         vest, and options should not
                         be exercisable, in under
                         three yearsGreenbury - Total
                         awards potentially available
                         should not be
                         excessiveGreenbury - Subject
                         to challenging
                         criteriaGreenbury -
                         Consideration
                         should be given to criteria
                         which reflects the company's
                         performance relative to a
                         group of comparator
                         companies in some key
                         variables such as
                         TSRGreenbury -
                         re grant options
                         phasedGreenbury - Executive
                         options are not at a
                         discountABI -
                         Options should only be
                         granted over the capital of
                         the parent company.ABI - A
                         Scheme should not last more
                         than 10 yearsABI - All         Each on its own merits
                         Schemes No more than 10%
                         of share capital should be
                         used in any rolling 10 year
                         periodABI - Executive
                         Schemes No more than 5% of
                         the issued Ordinary share
                         cap in any 10 year
                         period unless these Options
                         are Super-OptionsCombined
                         Code - Agrees with the
                         recommendations of the
                         Greenbury Code.
 BASIC AUTHORITY FOR     Companies Act - Section 80
 DIRECTORS TO ALLOT      provides authority for
 ANY SHARES              Directors to issue
                         sharesABI5 - New issues
                         should not exceed one third
                         of existing issued share
                         capital - taking account
                         amounts reserved for share     For Management
                         schemes, warrants or
                         convertible shares
 SHARE ALLOTMENT OTHER   Companies Act - Section 89
 THAN TO EXISTING        imposes pre-emption (shares
 SHAREHOLDERS            must be first offered to
                         existing shareholders on a
                         pro-rata basis)Companies Act
                         - Section 95 allows
                         dis-application of S89 for
                         issues of shares for cash
                         (but not for assets)IPC -
                         Dis-application of S89
                         acceptable provided no more
                         than 5% of the issued          For management if issue
                         capital on a non-pre-emptive   meets IPC 5% guideline
                         basis in any one year and no
                         more than 7.5% in the
                         current and preceding 2
                         years
 MARKET PURCHASE OF      ABI7 -Authority under S166
 ITS OWN SHARES BY       must be renewed annually;
 COMPANY                 increase in EPS a
                         pre-requisite; approval of
                         preference shareholders
                         necessary; 10% of issued
                         share capital is
                         appropriateCompanies Act -
                         Section 166 permits
                         buy-back, S162 must have
                         power for buy-back within      For Management if
                         articles of assoc.Stock        criteria is met.
                         Exchange Yellow book - up to
                         15% of issued share capital
                         within 12 months
                         permissible. Price must not
                         exceed 105% of market value.
 SCRIP DIVIDEND
 ALTERNATIVE             No guidelines                  For Management
 ENHANCED SCRIP
 DIVIDEND                No guidelines                  Each on its own merits
 AMENDMENTS TO
 ARTICLES OF             No guidelines                  For Management
 ASSOCIATION
 SHAREHOLDER RESN.       No guidelines                  For Management
 POLITICAL DONATIONS                                    For Management if the
                         Political Parties, Elections   company issues a
                         and Referendums Act 2000       statement confirming
                                                        that the donation is
                                                        not to a political
                                                        party in the true
                                                        sense.Against if this
                                                        statement is not made

LOCAL POLICY - AUSTRALIA / SYDNEY


AUSTRALIAN MARKET CONVENTIONS AND "BEST PRACTICE"

Board Structure and Quality
---------------------------

Review allocation of work between Board and management (IFSA 9).


Board has majority of independent directors with appropriate skills (IFSA 2).


Chairman should be an independent director (IFSA 3) or a lead director to be appointed.


The Board should appoint an audit committee, a remuneration committee and a nomination committee (IFSA 4 and 5).


Generally constituted with a majority of independent directors


Audit committee comprises only non executive directors


Have access to employees and advisers of the company


Entitled to obtain independent professional advice at the company's expense


The Board should review its performance and the performance of individual directors, the company and management regularly (IFSA 7)


Before accepting appointment, non-executive directors should be formally advised of the reasons they have been asked to join the Board and given an outline of what the Board expects of them (IFSA 6)


ASX listing rules require director election each year on a one third rotational basis. Company Law sets retirement age at 72 years unless a 75% approval vote is obtained.


Aust Law requires at least 3 directors with at least 2 residing in Australia.


Change of Control Procedures
----------------------------

Major corporate changes, which in substance or effect may impact shareholder equity or erode ownership rights, should be submitted to a vote of shareholders (IFSA 13).


Share repurchase of up to 10% in a 12 month period without shareholder approval. Purchase from a single vendor requires 75% approval.


ASX listing rules require shareholder approval for any disposal or change in control of a company's main undertaking.


Partial takeover provisions may be approved by shareholders but are renewable every 3 years.


Auditors
--------

Fees from non-audit services by an audit firm must be disclosed (pending Aust legislation).


Expanded role for the Financial Reporting Council to oversee audit independence and auditing standards (pending legislation)


Compulsory audit partner rotation after 5 years but not rotation of audit firms (pending legislation)

Mandatory audit committees for Top 500 companies (pending legislation).


Statement from audit committee that non-audit services are compatible with independence (pending legislation).


Compensation
------------

The Board should review its performance and the performance of individual directors, the company and management regularly (IFSA 7)


The Board should establish and disclose in the annual report a policy to encourage non-executive directors to invest their own capital in the company or to acquire shares from an allocation of a portion of their fees (IFSA 8).


The Board should disclose in the company's annual report its policies on and the quantum and components of remuneration for all directors and each of the 5 highest paid executives (IFSA 10).


All equity participation compensation plans must be approved by shareholders in a special resolution.


Option term maximum is 5 years


Share options must be "expensed" from middle of 2004 (pending legislation)


General Governance
------------------

Conduct of meetings - separate motions, form of proxy, adequate notification of meeting, all voting by poll, results of voting disclosed (IFSA 11)


BEST PRACTICE FOR INVESTMENT MANAGERS

Encourage direct contact with companies including constructive communication with both senior management and board members about performance, corporate governance and other matters affecting shareholders' interests.


Vote on all material issues.


Written policy on exercising proxy votes and ensure consistently applied


Report proxy votes cast to clients and a positive statement that the investment manager has complied with its obligation to exercise voting rights in the client's interest only.


LOCAL POLICY - SWITZERLAND / ZURICH


Swiss law does not allow for UBS Global Asset Management Switzerland to vote proxies. This function is managed by the securities operations group of UBS AG (Zurich). The Swiss Code of Obligations allows UBS AG the custodian, the right to vote in accordance with explicit instructions from its clients. In the case where UBS AG has no explicit instructions, the Swiss Code of Obligations, (Article #689), states that UBS AG must vote the proxy based upon general instructions. In the absence of general instructions, the bank must vote in line with the proposals presented by the board of directors.


LOCAL POLICY - JAPAN / TOKYO


No Local Policies at this time

LOCAL POLICY - CANADA / TORONTO


No Local policies at this time


LOCAL POLICY - UNITED STATES / CHICAGO


OUR GLOBAL POLICIES ARE OUR LOCAL POLICIES EXCEPT FOR THE FOLLOWING:

General:
--------

UBS Global Asset Management in the United States has adopted and implemented policies and procedures, in accordance with SEC Rule 206(4)-6 under the Advisers Act of 1940, that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Further, with respect to our mutual fund accounts, our proxy voting policies and procedures accommodate the SEC disclosure requirements for proxy voting by registered investment companies.


I. B. Proxy Voting Guidelines - Macro Rationales
------------------------------------------------

For accounts subject to ERISA, we will exercise voting rights in accordance with client directions unless we believe it imprudent to do so. Should we determine it is imprudent to follow an ERISA client's direction, and the client confirms such direction after being notified of our opinion, we will exercise the voting right in the manner we deem prudent.

        WELLINGTON MANAGEMENT COMPANY, LLPPROXY POLICIES AND PROCEDURES
                             Dated:  April 30, 2003


INTRODUCTION
Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.


Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.


STATEMENT OF POLICIES
As a matter of policy, Wellington Management:

 1) Takes responsibility for voting client proxies only upon a client's written request.


 2) Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

 3) Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

 4) Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

 5) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

 6) Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

 7) Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

 8) Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

 9) Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT
Wellington Management has a Proxy Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES
Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting
--------------------

AUTHORIZATION TO VOTE. . Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.



RECEIPT OF PROXY. . Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank.
 If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.



RECONCILIATION. . To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.



RESEARCH. . In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.



PROXY VOTING. . Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

.. Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.
.. Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
.. Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.


MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES.
.. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.


If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene.
 Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.


Other Considerations
--------------------
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.



SECURITIES LENDING. . Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted.
 Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

SHARE BLOCKING AND RE-REGISTRATION. . Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.


In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.


LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR

EXCESSIVE COSTS. . Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.


ADDITIONAL INFORMATION
Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.


Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

EXHIBIT A


INTRODUCTION
Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.


These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.


Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.


VOTING GUIDELINES


COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS .


.. Election of Directors:                                   For


.. Repeal Classified Board (SP):                           For


.. Adopt Director Tenure/Retirement Age (SP):              Against


.. Minimum Stock Ownership by Directors (SP):              Case-by-Case


.. Adopt Director & Officer Indemnification:               For


.. Allow Special Interest Representation to Board (SP):    Against


.. Require Board Independence (SP):                        For


.. Require Board Committees to be Independent (SP):        For


.. Require a Separation of Chair and CEO or Require a Lead Director (SP):
  Case-by-Case

.. Boards not Amending Policies That are Supported by a Majority of Shareholders:
  Withhold
  * vote* on all Directors seeking election the following year


.. Approve Directors' Fees:                                For


.. Approve Bonuses for Retiring Directors:                 For


.. Elect Supervisory Board/Corporate Assembly:             For



MANAGEMENT COMPENSATION .


.. Adopt/Amend Stock Option Plans:                         Case-by-Case


.. Adopt/Amend Employee Stock Purchase Plans:              For


.. Eliminate Golden Parachutes (SP):                       For


.. Expense Future Stock Options (SP):                      For


.. Shareholder Approval of All Stock Option Plans (SP):    For


.. Shareholder Approval of Future Severance Agreements Covering Senior Executives
  (SP):                                                   For


.. Recommend Senior Executives Own and Hold Company Stock, not Including Options
  (SP):                                                   For


.. Disclose All Executive Compensation (SP):               For

REPORTING OF RESULTS .


.. Approve Financial Statements:                           For


.. Set Dividends and Allocate Profits:                     For


.. Limit Non-Audit Services Provided by Auditors (SP):      For


.. Ratify Selection of Auditors and Set Their Fees:        For


.. Elect Statutory Auditors:                               For



   SHAREHOLDER VOTING RIGHTS. .

.. Adopt Cumulative Voting (SP): Against

.. Redeem or Vote on Poison Pill (SP):                     For


.. Authorize Blank Check Preferred Stock:                  Against


.. Eliminate Right to Call a Special Meeting:              Against


.. Increase Supermajority Vote Requirement:                Against


.. Adopt Anti-Greenmail Provision:                         For


.. Restore Preemptive Rights:                              Case-by-Case


.. Adopt Confidential Voting (SP):                         For


.. Approve Unequal Voting Rights:                          Against


.. Remove Right to Act by Written Consent:                 Against


.. Approve Binding Shareholder Proposals:                  Case-by-Case



CAPITAL STRUCTURE .


.. Increase Authorized Common Stock:                       Case-by-Case


.. Approve Merger or Acquisition:                          Case-by-Case


.. Approve Technical Amendments to Charter:                Case-by-Case


.. Opt Out of State Takeover Statutes:                     For


.. Consider Non-Financial Effects of Mergers:              Against


.. Authorize Share Repurchase:                             For


.. Authorize Trade in Company Stock:                       For


.. Issue Debt Instruments:                                 For



SOCIAL ISSUES .


.. Endorse the Ceres Principles (SP):                      Case-by-Case


.. Disclose Political and PAC Gifts (SP):                  For


.. Require Adoption of International Labor Organization's Fair Labor Principles
  (SP):                                                   Case-by-Case



MISCELLANEOUS .


.. Approve Other Business:                                 Abstain


.. Approve Reincorporation:                                Case-by-Case

PART C. OTHER INFORMATION

Item 23. Exhibits.

 (a)   (1)      a.   Articles of Amendment and Restatement (filed 4/12/96)
                b.   Articles of Amendment and Restatement (filed 9/22/00)
                c.   Articles of Amendment and Restatement dated 6/14/02 (filed 12/30/02)

       (2)           Articles of Amendment (filed 9/12/97)

       (3)      a.   Certificate of Correction dated 9/14/00 (filed 9/22/00)
                b.   Certificate of Correction dated 12/13/00 (filed 10/12/01)

       (4)      a.   Articles Supplementary dated 12/11/00 (filed 10/12/01)
                b.   Articles Supplementary dated 3/12/01 (filed 10/12/01)
                c.   Articles Supplementary dated 4/16/02 (filed 12/30/02)
                d.   Articles Supplementary dated 9/25/02 (filed 12/30/02)
                e.   Articles Supplementary dated 2/5/03 (filed 02/26/03)
                f.   Articles Supplementary dated 4/30/03 (filed 9/11/03)
                g.   Articles Supplementary dated 6/10/03 (filed 9/11/03)
                h.   Articles Supplementary dated 9/9/03 (filed 9/11/03)
                i.   Articles Supplementary dated 11/6/03 (filed 12/15/03)
                j.   Articles Supplementary dated 1/29/04 (filed 2/26/04)
                k.   Articles Supplementary dated 3/8/04  (filed 7/27/04)
                l.   Articles Supplementary dated 6/14/04 *

 (b)                 By-laws (filed 9/11/03)

 (c)                 N/A

 (d)   (1)      a.   Management Agreement (filed 9/12/97)
                b.   1st Amendment to the Management Agreement (filed 9/22/00)
                c.   Management Agreement (filed 12/5/00)
                d.   Amendment to Management Agreement dated 9/9/02 (filed 12/30/02)
                e.   Amendment to Management Agreement dated 3/11/02 (filed 02/26/03)
                f.   Amendment to Management Agreement dated 12/10/02 (filed 02/26/03)
                g.   Amendment to Management Agreement dated 10/22/03 (filed 12/15/03)
                h.   Amendment to Management Agreement dated 3/8/04 (filed 6/1/04)
                i.   Amendment to Management Agreement dated 6/14/04 *
                j.   Amendment to Management Agreement dated 7/29/04 *
                k.   Amendment to Management Agreement dated 9/13/04 *

       (2)      a.   Invista Sub-Advisory Agreement (filed 9/12/97)
                b.   1st Amendment to the Invista Sub-Advisory Agreement (filed 2/25/02)
                c.   2nd Amendment to the Invista Sub-Advisory Agreement (filed 2/25/02)

       (3)      a.   American Century Sub-Advisory Agreement (filed 12/5/00)
                b.   Amended & Restated Sub-Adv Agreement with Amer. Century (filed 9/11/03)
                c.   Amended & Restated Sub-Adv Agreement with Amer. Century *

       (4)      a.   Bernstein Sub-Advisory Agreement (filed 12/5/00)
                b.   Amendment to Bernstein Sub-Advisory Agreement dated 3/28/03 (filed 9/11/03)
                c.   Amendmed & Restated Bernstein Sub-Advisory Agreement dated 7/1/04 *

       (5)      a.   BT Sub-Advisory Agreement (filed 9/22/00)

       (6)      a.   Federated Sub-Advisory Agreement (filed 12/5/00)
                b.   Federated Amended & Restated Sub-Advisory Agreement dated 10/31/03 (filed 12/15/03)

       (7)      a.   Neuberger Berman Sub-Advisory Agreement (filed 12/5/00)
                b.   Amended & Restated Sub-Adv Agreement with Neuberger Berman (filed 9/11/03)
                c.   Amended & Restated Sub-Advisory Agreement with Neuberger Berman dated 10/31/03 (filed 12/15/03)

       (8)      a.   Morgan Stanley Sub-Advisory Agreement-PLCGI (filed 12/5/00)
                b.   Amended & Restated Sub-Advisory Agreement with MSAM dated 11/25/03  (filed 7/27/04)

       (9)      a.   Principal Capital Income Investors Sub-Advisory Agreement (filed 2/27/01)
                b.   1st Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)
                c.   2nd Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)
                d.   3rd Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)

       (10)     a.   Principal Capital Real Estate Investors Sub-Advisory Agreement (filed 2/27/01)
                b.   1st Amendment to the PCREI Sub-Advisory Agreement (filed 10/12/01)
                c.   2nd Amendment to the PCREI Sub-Advisory Agreement (filed 10/12/01)
                d.   Amended & Restated Sub-Adv Agreement with PCREI (filed 9/11/03)

       (11)     a.   Turner Sub-Advisory Agreement (filed 12/5/00)

       (12)     a.   PCII Cash Management Sub-Advisory Agreement (filed 2/27/01)
                b.   Amendment to PCII Cash Management Sub-Advisory Agreement (filed 12/30/02)
                c.   Amended & Restated Cash Management Sub-Advisory Agreement dated 10/23/03 (filed 12/15/03)

       (13)     a.   Ark Asset Management Sub-Advisory Agreement (filed 2/27/01)
                b.   Amended & Restated Sub-Adv Agreement with Ark (filed 9/11/03)

       (14)     a.   Morgan Stanley Sub-Advisory Agreement - PMCB (filed 2/27/01)
                b.   Amended & Restated Sub-Advisory Agreement with MSAM dated 11/25/03 (filed 7/27/04)

       (15)     a.   Spectrum Sub-Advisory Agreement (filed 04/29/02)
                b.   Amended & Restated Sub-Adv Agreement with Spectrum (filed 9/11/03)

       (16)     a.   UBS Global Asset Management Sub-Advisory Agreement (filed 04/29/02)
                b.   Amended & Restated Sub-Adv Agreement with UBS (filed 9/11/03)
                c.   Amended & Restated Sub-Adv Agreement with UBS dated 4/1/04 filed 6/1/04)

       (17)     a.   Dreyfus Sub-Advisory Agreement(filed 12/30/02)
                b.   Amended Dreyfus Sub-Advisory Agreement dated 11/25/03 (filed 12/15/03)

       (18)     a.   JP Morgan Sub-Advisory Agreement (filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with JP Morgan (filed 9/11/03)

       (19)     a.   Principal Global Investors Sub-Advisory Agreement (filed 12/30/02)
                b.   Amended and Restated PGI Sub-Advisory Agreement (filed 02/26/03)
                c.   Amended & Restated Sub-Adv Agreement with PGI (filed 9/11/03)
                d.   Amended & Restated Sub-Adv Agreement with PGI (filed 6/1/04)
                d.   Amended & Restated Sub-Adv Agreement with PGI *

       (20)     a.   Putnam Sub-Advisory Agreement(filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with Putnam (filed 9/11/03)

       (21)     a.   Goldman Sachs Sub-Advisory Agreement(filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with Goldman Sachs (filed 9/11/03)
                c.   Amended & Restated Goldman Sachs Sub-Advisory Agreement dated 11/20/03 (filed 12/15/03)

       (22)     a.   Wellington Sub-Advisory Agreement (filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with Wellington (filed 9/11/03)

       (23)     a.   Fidelity Sub-Advisory Agreement (filed 2/26/04)
                b.   Fidelity Sub-Sub-Advisory Agreement (filed 12/15/03)

       (24)     a.   T. Rowe Price Sub-Advisory Agreement (filed 6/1/04)
                b.   Amended & Restated Sub-Adv Agreement with T. Rowe Price *

       (25)     a.   Grantham, Mayo, Van Otterloo Sub-Advisory Agreement (filed 6/1/04)

       (26)     a.   Mazama Capital Management Sub-Advisory Agreement (filed 6/1/04)

       (27)     a.   Dimensional Fund Advisors Sub-Advisory Agreement (filed 6/1/04)

       (28)     a.   Emerald Advisors, Inc. Sub-Advisory Agreement *

       (29)     a.   Los Angeles Capital Management Sub-Advisory Agreement *

 (e)   (1)      a.   Distribution Agreement (filed 4/12/96)
                b.   1st Amendment to the Distribution Agreement (filed 9/22/00)
                c.   Distribution Agreement (filed 9/22/00)
                d.   Distribution Plan and Agreement (Select Class)(filed 12/30/02)
                e.   Amended and Restated Distribution Plan and Agreement (Select Class)(filed 12/30/02)
                f.   Amended and Restated Distribution Plan and Agreement (Advisors Select Class)(filed 12/30/02)
                g.   Amended and Restated Distribution Plan and Agreement (Advisors Preferred Class)(filed 12/30/02)
                h.   Amended and Restated Distribution Plan and Agreement (Class J)(filed 12/30/02)
                i.   Amended and Restated Distribution Agreement (filed 12/30/02)
                j.   Amendment to Distribution Plan and Agreement (Advisors Preferred Class) (filed 02/26/03)
                k.   Amendment to Distribution Plan and Agreement (Advisors Select Class) (filed 02/26/03)
                l.   Amendment to Distribution Plan and Agreement (Select Class) (filed 02/26/03)
                m.   Amendment to Distribution Agreement dtd 03/02 (filed 02/26/03)
                n.   Amendment to Distribution Agreement dtd 12/02 (filed 02/26/03)
                o.   Amended & Restated Distribution Agreement dtd 10/22/03 (filed 12/15/03)
                p.   Amended & Restated Distribution Agreement dtd 6/14/04 *

       (2)      a.   Selling Agreement--Advantage Classes (filed 9/11/03)
                b.   Selling Agreement--J Shares (filed 9/11/03)

 (f)                 N/A

 (g)   (1)      a.   Domestic Portfolio Custodian Agreement with Bank of New York (filed 4/12/96)
                b.   Domestic Funds Custodian Agreement with Bank of New York (filed 12/5/00)

       (2)      a.   Global Portfolio Custodian Agreement with Chase Manhattan Bank (filed 4/12/96)
                b.   Global Funds Custodian Agreement with Chase Manhattan Bank (filed 12/5/00)

 (h)   (1)      a.   Transfer Agency Agreement for Class I shares (filed 9/22/00)
                b.   Amended & Restated Transfer Agency Agreement for Class I Shares (filed 12/30/02)
                c.   Transfer Agency Agreement for Class J Shares (filed 12/30/02)
                d.   1st Amendment to Transfer Agency Agreement for Class J Shares (filed 12/30/02)
                e.   Amended and Restated Transfer Agency Agreement for Class J Shares (filed 12/30/02)

       (2)           Shareholder Services Agreement (filed 12/15/00)

       (3)      a.   Investment Service Agreement (filed 9/12/97)
                b.   1st Amendment to the Investment Service Agreement (filed 9/22/00)
                c.   Investment Service Agreement (filed 12/30/02)

       (4)           Accounting Services Agreement (filed 9/22/00)

       (5)      a.   Administrative Services Agreement (filed 9/22/00)
                b.   Amended Administrative Services Agreement (filed 12/30/02)
                c.   Amended Administrative Services Agreement dtd 6/14/04 *

       (6)           Service Agreement (filed 9/22/00)

       (7)           Service Sub-Agreement (filed 9/22/00)

       (8)           Plan of Acquisition European Fund (filed 12/30/02)

       (9)           Plan of Acquisition Pacific Basin Fund (filed 12/30/02)

      (10)           Plan of Acquisition Technology Fund (filed 12/30/02)

      (11)           Plan of Acquisition Balanced Fund (filed 9/11/03)

      (12)           Plan of Acquisition International SmallCap Fund (filed 9/11/03)

      (13)           Plan of Acquisition Partners MidCap Blend (filed 9/11/03)

 (i)                 Legal Opinion (filed 4/12/96)

 (j)                 Consents of Auditors *

 (k)                 Financial Statements included in this Registration Statement:
       (1)           Part A:
                          None

       (2)           Part B: None

       (3)           Annual Report to Shareholders  ***

 (l)   (1)           Initial Capital Agreement-ISP & MBS (filed 4/12/96)

       (2)           Initial Capital Agreement-IEP (filed 9/22/00)

       (3)           Initial Capital Agreement-ICP (filed 9/22/00)

       (4-38)        Initial Capital Agreement (filed 9/22/00)

       (39)          Initial Capital Agreement (filed 12/30/02)

       (40-41)       Initial Capital Agreement (filed 2/26/04)

       (42)          Initial Capital Agreement (filed 7/27/040)

 (m)                 Rule 12b-1 Plan
       (1)           Advisors Preferred Plan (filed 9/22/2000)
                a.   Amended & Restated dtd 9/9/02 (filed 12/30/02)
                b.   Amended & Restated dtd 3/11/04 (filed 3/14/04)
                c.   Amended & Restated dtd 6/14/04 *
                d.   Amended & Restated dtd 9/13/04 *

       (2)           Advisors Select Plan (filed 9/22/2000)
                a.   Amended & Restated dtd 9/9/02 (filed 12/30/02)
                b.   Amended & Restated dtd 3/11/04 (filed 3/14/04)
                c.   Amended & Restated dtd 6/14/04 *
                d.   Amended & Restated dtd 9/13/04 *

       (3)           Select Plan (filed 12/30/02)
                a.   Amended & Restated dtd 9/9/02 (filed 12/30/02)
                b.   Amended & Restated dtd 3/11/04 (filed 3/14/04)
                c.   Amended & Restated dtd 6/14/04 *
                d.   Amended & Restated dtd 9/13/04 *

       (4)           Class J Plan (filed 12/30/02)
                a.   Amended & Restated dtd 9/9/02 (filed 12/30/02)
                b.   Amended & Restated dtd 9/13/04 *

       (5)           Advisors Signature Plan *
                a.   Amended & Restated dtd 9/13/04 *

 (n)                 Rule 18f-3 Plan *

 (p)                 Code of Ethics
       (1)           BT Funds Management (filed 9/22/00)

       (2)           Invista Capital Management (filed 9/22/00)

       (3)           Principal Capital Income Investors (filed 9/22/00)

       (4)           Principal Real Estate Investors (filed 9/11/03)

       (5)           Turner Investment Partners (filed 9/22/00)

       (6)           Morgan Stanley Asset Management (filed 9/11/03)

       (7)           Neuberger Berman Management (filed 7/27/04)

       (8)           Bernstein Investment Research (filed 9/22/00)

       (9)           American Century Investment Management (filed 7/27/04)

       (10)          Federated Investment Management (filed 9/11/03)

       (11)          Ark Asset Management (filed 12/15/00)

       (12)          Spectrum Code of Ethics (filed 04/29/02)

       (13)          Putnam Code of Ethics  (filed 12/15/03)

       (14)          UBS Code of Ethics (filed 3/16/04)

       (15)          Dreyfus Code of Ethics (filed 12/15/03)

       (16)          JP Morgan Code of Ethics (filed 10/15/02)

       (17)          Goldman Sachs Code of Ethics (filed 12/30/02)

       (18)          Wellington Code of Ethics (filed 12/30/02)

       (19)          Fidelity Code of Ethics (filed 9/11/03)

       (20)          Alliance Capital Management LP Code of Ethics (filed 9/11/03)

       (21)          Sr. & Executive Officers Code of Ethics (Sarbanes) (filed 9/11/03)

       (22)          Principal Global Investors Code of Ethics (filed 9/11/03)

       (23)          Principal Management Corporation Code of Ethics (filed 9/11/03)

       (24)          T. Rowe Price Code of Ethics (filed 2/26/04)

       (25)          Grantham, Mayo, Van Otterloo Code of Ethics (filed 2/26/04)

       (26)          Mazama Capital Management Code of Ethics (filed 3/16/04)

       (27)          Dimensional Fund Advisors Code of Ethics (filed 3/16/04)

       (28)          Emerald Advisers Inc. Code of Ethics (filed 7/27/04)

       (29)          Los Angeles Capital Management and Equity Research, Inc. Code of Ethics (filed 7/27/04)

 *    Filed herein.
 **   To be filed by amendment.
 *** Incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

          Principal   Financial   Services,   Inc.  (an  Iowa   corporation)  an
          intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.

          Subsidiaries wholly-owned by Principal Financial Services, Inc.:

          a. Princor Financial Services Corporation (an Iowa Corporation) a corporation that acts as a registered broker-dealer and markets a variety of mutual funds, unit investment trusts and limited partnerships and serves as the principal underwriter and distributor for the mutual funds organized by Principal Life Insurance Company.

          b.   PFG DO Brasil LTDA (Brazil) a Brazilian holding company.

          c. Principal International, Inc. an Iowa corporation engaged in international business development.

          d. Principal International Holding Company, LLC a Delaware limited liability company that serves as a downstream holding company for Principal Financial Services, Inc.

          e. Principal Global Investors Holding Company, Inc. a Delaware holding company.

          f. ING/Principal Pensions Co., Ltd. (Japan) a Japan company who engages in the management, investment and administration of financial assets and any services incident thereto.

          g. Principal Financial Group (Mauritius) Ltd. a Mauritius holding company.

          h. Principal Life Insurance Company (an Iowa corporation) a stock life insurance company engaged in the business of insurance and retirement services.

          i. Principal Financial Services (Australia), Inc. an Iowa holding company.

          j.   Principal International De Chile S.A. (Chile) a holding company.

          k. Principal Financial Group Investments (Australia) Pty Limited a holding company.

          Subsidiary wholly-owned by Princor Financial Services Corporation:

          a. Principal Management Corporation (an Iowa Corporation) a SEC registered investment advisor providing investment management and other services to the mutual funds organized by Principal Life Insurance Company and distributed through Princor Financial Services Corporation.

          Subsidiary 42% owned by PFG DO Brasil LTDA:

          a. BrasilPrev Seguros e Previdencia S.A.(Brazil) a pension fund company.

          Subsidiaries wholly-owned by Principal International, Inc.:

          a.   Zao Principal International (Russia) an inactive company.

          b. Principal International Argentina, S.A. (Argentina) a holding company that owns Argentina corporations offering annuities, group and individual insurance policies. These companies including Principal Life Compania de Securos de Vida S.A. and Principal Retiro Compania de Securos de Retiro S.A.

          c. Principal Asset Management Company (Asia) Limited (Hong Kong) an asset management company.

          d. Principal International (Asia) Limited (Hong Kong) a corporation operating as a regional headquarters for Asia.

          e. Principal Insurance Company (Hong Kong) Limited a company that sells insurance and pension products.

          f. Principal Trust Company (Asia) Limited (Hong Kong) an Asia Trust company.

          g. Principal Mexico Compania De Seguros S.A. De C.V. (Mexico) a life insurance company.

          h.   Principal Pensiones, S.A. De C.V. (Mexico) a pension company.

          i.   Principal Afore, S.A. De C.V. (Mexico) a pension company.

          j.   Principal  Mexico  Servicios,  S.A.  De C.V.  (Mexico)  a company
               established   to  be  the   employer  of  Mexico   administration
               employees.

          k. Distribuidora Principal Mexico, S.A. De C.V. (Mexico) a Mexico company established to be the employer of Mexico sales employees.

          l.   Principal   Consulting   (India)  Private  Limited  a  consulting
               company.

          Subsidiaries   wholly-owned  by  Principal  Global  Investors  Holding
          Company, Inc.:

          a. Principal Global Investors (Singapore) Limited a company engaged in funds management services including the management of unit trusts and investment advisory services.

          b. Principal Global Investors (Europe) Limited a United Kingdom company that engages in European representation and distribution of the Principal Investments Funds.

          c. Principal Global Investors (Ireland) Limited a company that engages in funds management.

          Subsidiary wholly-owned by Principal Financial Group (Mauritius) Ltd.:

          a. Principal Asset Management Company Limited (India) an asset management company.

          b. Principal Trustee Company Limited (India) a trustee company for mutual funds.

          Subsidiaries wholly-owned by Principal Life Insurance Company:

          a. InSource Group, LLC a Delaware limited liability company engaged in marketing products for companies of the Principal Financial Group.

          b. Principal Global Investors, LLC a Delaware limited liability company which is an SEC Registered Investment Advisor who provides private mortgage, real estate and fixed-income securities to institutional clients.

          c. Principal Development Investors, LLC a Delaware limited liability company engaged in acquiring and improving real property through development and redevelopment.

          d. Principal Net Lease Investors, LLC a Delaware limited liability company which operates as a buyer and seller of net leased investments.

          e. Principal Holding Company an Iowa corporation that serves as a downstream holding company for Principal Life Insurance Company.

          f. Executive Benefit Services, Inc. a North Carolina marketing, sales and administration of executive employee benefit services.

          g.   BCI Group, Inc. a Delaware limited liability company.

         Principal Life Insurance Company sponsored the organization of the following mutual funds, some of which it controls by virtue of owning voting securities

               Principal Balanced Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004.

               Principal Bond Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004.

               Principal Capital Value Fund, Inc. (a Maryland Corporation) 16.96% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates)on September 7, 2004.

               Principal Cash Management Fund, Inc. (a Maryland Corporation) 2.24% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004.

               Principal Equity Income Fund, Inc. (f/k/a Principal Utilities Fund, Inc.) (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004.

               Principal Government Securities Income Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004.

               Principal Growth Fund, Inc. (a Maryland Corporation) 0.00% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004.

               Principal International Emerging Markets Fund, Inc. (a Maryland Corporation) 26.50% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004.

               Principal International Fund, Inc. (a Maryland Corporation) 13.57% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004.

               Principal   International   SmallCap   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004.

               Principal Limited Term Bond Fund, Inc. (a Maryland Corporation) 2.81% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004.

               Principal   LargeCap   Stock   Index   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004.

               Principal MidCap Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004

               Principal Partners Blue Chip Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004.

               Principal  Partners   Equity  Growth  Fund,  Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004

               Principal   Partners   LargeCap  Blend  Fund,   Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004

               Principal   Partners   LargeCap  Value  Fund,   Inc.(a  Maryland
               Corporation) 2.72% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004

               Principal   Partners   MidCap   Growth  Fund,   Inc.(a   Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004

               Principal   Partners  SmallCap  Growth  Fund,   Inc.(a  Maryland
               Corporation) 14.48% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004

               Principal Real Estate Securities Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004

               Principal SmallCap Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004.

               Principal Investors Fund, Inc.(a Maryland Corporation),
               0.20% of shares outstanding of the Bond & Mortgage Securitites Fund,
               7.21% of shares outstanding of the Capital Preservation Fund, 0.01% of shares outstanding of the Governement Securities Fund,
               0.03%   of   shares    outstanding    of   the   High    Quality
               Intermediate-Term Bond Fund,
               0.13% of shares outstanding of the High Quality Long-Term Bond Fund,
               0.04% of shares outstanding of the High Quality Short-Term Bond Fund,
               22.56% of shares outstanding of the International Emerging Markets Fund,
               15.04% of shares outstanding of the International Fund I, 0.00% of shares outstanding of the International Fund II, 71.98% of shares outstanding of the LargeCap Blend Fund I, 21.18% of shares outstanding of the LargeCap Growth Fund, 0.00% of shares outstanding of the LargeCap S&P 500 Index Fund, 25.45% of shares outstanding of the LargeCap Value Fund, 0.03% of shares outstanding of the MidCap Blend Fund, 0.11% of shares outstanding of the MidCap Growth Fund, 0.02% of shares outstanding of the MidCap S&P 400 Index Fund, 0.00% of shares outstanding of the MidCap Value Fund, 0.00% of shares outstanding of the Money Market Fund, 5.46% of shares outstanding of the Partners International Fund, 0.00% of shares outstanding of the Partners LargeCap Blend Fund, 0.34% of shares outstanding of the Partners LargeCap Blend
               Fund I,
               52.68% of shares outstanding of the Partners LargeCap Growth
               Fund,
               0.00% of shares outstanding of the Partners LargeCap Growth Fund
               I,
               0.00% of shares outstanding of the Partners LargeCap Growth Fund II,
               0.00% of shares outstanding of the Partners LargeCap Value Fund, 99.98% of shares outstanding of the Partners LargeCap Value
               Fund I,
               0.04% of shares outstanding of the Partners MidCap Growth Fund, 2.57% of shares outstanding of the Partners MidCap Growth Fund I, 0.06% of shares outstanding of the Partners MidCap Value Fund, 1.41% of shares outstanding of the Partners MidCap Value Fund
               I,
               2.16% of shares outstanding of the Partners SmallCap Blend Fund, 0.00% of shares outstanding of the Partners SmallCap Growth Fund I,
               0.00% of shares outstanding of the Partners SmallCap Growth Fund II,
               99.98% of shares outstanding of the Partners SmallCap Growth Fund III,
               0.01% of shares outstanding of the Partners SmallCap Value Fund, 0.90% of shares outstanding of the Partners SmallCap Value Fund I,
               100.00% of shares outstanding of the Partners SmallCap Value Fund II,
               0.02% of shares outstanding of the Preferred Securities Fund, 0.00% of shares outstanding of the Principal LifeTime 2010 Fund, 0.00% of shares outstanding of the Principal LifeTime 2020 Fund, 0.00% of shares outstanding of the Principal LifeTime 2030 Fund, 0.01% of shares outstanding of the Principal LifeTime 2040 Fund, 0.02% of shares outstanding of the Principal LifeTime 2050 Fund, 0.02% of shares outstanding of the Principal LifeTime Strategic Income Fund,
               0.00% of shares outstanding of the Real Estate Securities Fund, 14.94% of shares outstanding of the SmallCap Blend Fund, 0.11% of shares outstanding of the SmallCap Growth Fund, 0.00% of shares outstanding of the SmallCap S&P 600 Index Fund, 0.20% of shares outstanding of the SmallCap Value Fund, were owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004.

               Principal Tax-Exempt Bond Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on September 7, 2004.

               Principal Variable Contracts Fund, Inc. (a Maryland Corporation) 100% of shares outstanding of the following Accounts owned by Principal Life Insurance Company and its Separate Accounts on September 7, 2004: Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income (f/k/a Utilities), Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value.

          Subsidiary wholly-owned by Principal Financial Services (Australia),
          Inc.:

          a. Principal Tactical Asset Management Pty, Limited an Australia company that engages in management of futures positions.

          b. Principal Global Investors (Australia) Service Company Pty Ltd an Australia company established to be the employer of Australia employees.

          c. Principal Capital Global Investors Limited an Australia company which is an SEC registered investment advisor which manages international funds (non-Australian) residents.

          d. Principal Financial Group Australia Pty Ltd. an Australia holding company.

          Subsidiaries wholly-owned by Principal International De Chile S.A. (Chile):

          a. Principal Tanner Administradora General De Fondos Mutuos S.A. (Chile) a corporation organized for the administration of various funds.

          b. Principal Compania De Securos De Vida Chile S.A. (Chile) a life insurance company.

          Subsidiary wholly owned by Principal Financial Group Investments (Australia) Pty Limited:

          a. Principal Hotels Holdings Pty Limited an Australia holding company.

          Subsidiaries  owned  by  Principal   International   Argentina,   S.A.
          (Argentina):

          a. Principal Retiro Compania De Securos De Retiro, S.A. (Argentina) an annuity company.

          b. Principal Life Compania De Seguros, S.A. (Argentina) a life insurance company.

          Subsidiary  owned by  Principal  International  (Asia)  Limited  (Hong
          Kong):

          a. Principal Global Investors (Asia) Limited (Hong Kong) a company that provides sale, marketing and client services support for Principal Capital Management funds and institutional investors.

          Subsidiary owned by Principal Afore, S.A. De C.V. (Mexico):

          a. Principal Siefore, S.A. De C.V. (Mexico) an investment fund company.

          Subsidiaries wholly-owned by Principal Global Investors, LLC:

          a. Principal Enterprise Capital, LLC a Delaware limited liability company engaged in portfolio management on behalf of institutional clients for structuring, underwriting and management of entity-level investments in real estate operating companies (REOCs).

          b. Principal Commercial Acceptance, LLC a Delaware limited liability company that provides private market bridge financing and other secondary market opportunities.

          c. Principal Real Estate Investors, LLC a Delaware limited liability company which is an SEC Registered Investment Advisor that provides real estate debt and equity portfolio management on behalf of institutional clients.

          d. Principal Commercial Funding, LLC a Delaware limited liability company engaged in the structuring, warehousing, securitization and sale of commercial mortgage-backed securities.

          e. Principal Capital Futures Trading Advisors, LLC a Delaware limited liability company which is a commodities trading advisor registered with the CFTC.

          f.   Principal  Global  Investors Trust a Delaware  business trust and
               private   investment  company  offering   non-registered   units,
               initially, to tax-exempt entities.

          g.   Spectrum  Asset  Management,   Inc.  a  Connecticut   corporation
               specializing in all aspects of the preferred market including portfolio management, risk management and trading.

          Subsidiaries wholly-owned by Principal Holding Company:

          a. Principal Generation Plant, LLC a Delaware limited liability company that sells excess power.

          b. Principal Bank a federally-chartered direct delivery savings bank, with FDIC insurance offering traditional banking services and products to its customers including checking, money market demand accounts, savings accounts and certificates of deposit as well as traditional consumer loans, car loans and personal loans.

          c. Patrician Associates, Inc. a California corporation that engages in real estate joint venture transactions with developers.

          d. Petula Associates, Ltd. an Iowa corporation that engages in real estate joint venture transactions with developers.

          e. Principal Development Associates, Inc. a California corporation that engages in real estate joint venture transactions with developers.

          f. Principal Spectrum Associates, Inc. a California corporation which engages in real estate joint venture transactions with developers.

          g.   Principal   FC,  Ltd.   an  Iowa   limited   purpose   investment
               corporation.

          h. Equity FC, Ltd. an Iowa general business corporation that engages in investment transactions, including limited partnerships and limited liability companies.

          i. Principal Delaware Name Holding Company, Inc. a corporation which currently is inactive.

          j. Principal Asset Markets, Inc. an Iowa corporation which currently is inactive.

          k.   Principal  Residential  Mortgage,   Inc.  an  Iowa  full  service
               mortgage banking company that makes and services a wide variety of loan types on a nationwide basis.

          l. Principal Portfolio Services, Inc. an Iowa corporation which currently is inactive.

          m. Healthrisk Resource Group, Inc. an Iowa general business corporation engaged in providing managed are expertise and administrative ser4vices to provider organizations involved in risk-assuming contracts for health care services.

          n. Preferred Product Network, Inc. a Delaware insurance broker which markets selected products manufactured outside the Principal Financial Group--formerly known as Principal Product Network, Inc. and Principal Marketing Services, Inc.

          o.   Principal Health Care, Inc. an Iowa managed care company.

          p.   Dental-Net,   Inc.  an  Arizona   managed  dental  care  services
               organization.

          q. Principal Financial Advisors, Inc. an Iowa corporation that acts as an SEC Registered Investment Advisor offering retirement plan asset allocation services to employers and plan members and cash flow value assessments of commercial mortgages for institutional clients.

          r. Delaware Charter Guarantee & Trust Company (D/B/A Trustar Retirement Services) a Delaware corporation that administers individual and group retirement plans for stock brokerage firm clients and mutual fund distributors.

          s. Professional Pension, Inc. a Connecticut corporation engaged in sales, marketing and administration of group insurance plans and third-party administration for defined contribution plans. Does business as Northeast Plan Administrators.

          t. Principal Investors Corporation a New Jersey general business corporation that holds investments.

          Subsidiaries wholly-owned by Executive Benefit Services, Inc.:

          a. Executive Broker Dealer Services, LLC a North Carolina limited liability company anticipated to be a registered broker-dealer.

          Subsidiaries wholly-owned by Principal Global Investors (Australia) Service Company Pty Ltd.:

          a.   Principal   Global  Investors   (Australia)   Limited  a  company
               established to hold the responsible entity license regarding non-property business.

          b. Principal Real Estate Investors (Australia) Limited an Australia company established to hold the responsible entity license regarding property business.

          Subsidiary  wholly-owned  by Principal  Financial  Group Australia Pty
          Ltd.:

          a. Principal Investments (Australia) Limited a Delaware holding company.

          Subsidiary wholly-owned by Principal Compania De Seguros De Vida Chile S.A. (Chile):

          a. Principal Creditos Hipotecarios, S.A. (Chile) a residential mortgage company.

          Subsidiary wholly-owned by Principal Hotels Holdings Pty Limited:

          a. Principal Hotels Australia Pty Limited an Australia holding company.

          Subsidiary wholly-owned by Petula Associates, Ltd.:

          a. Petula Prolix Development Company an Iowa general business corporation involved in joint real estate ventures.

          Subsidiaries wholly-owned by Principal Residential Mortgage, Inc.:

          a. Principal Wholesale Mortgage, Inc. an Iowa brokerage and servicer of residential mortgages.

          b.   Principal  Mortgage   Reinsurance  Company  a  Vermont  mortgage
               reinsurance company.

          c. Principal Residential Mortgage Funding, LLC a Delaware limited liability company which purchases and holds residential mortgage loans.

          d. Principal Residential Mortgage Servicing, LLC a Delaware limited liability company which acquires mortgage servicing rights.

          Subsidiary wholly-owned by Dental-Net, Inc.:

          a. Employers Dental Services, Inc. an Arizona prepaid dental plan organization.

          Subsidiaries wholly-owned by Professional Pensions, Inc.:

          a. Benefit Fiduciary Corporation a Rhode Island corporation which serves as a corporate trustee for retirement trusts.

          b.   PPI  Employee  Benefits  Corporation  a  Connecticut   registered
               broker-dealer, limited to the sale of open-end mutual funds and variable insurance products.

          c. Boston Insurance Trust, Inc. a Massachusetts corporation which serves as a trustee and administrator of insurance trusts and arrangements.

          Subsidiary wholly-owned by Principal Investments (Australia) Limited:

          a. Principal Australia (Holdings) Pty Ltd an Australia commercial and investment banking and asset management company.

          Subsidiary wholly-owned by Principal Hotels Australia Pty Limited:

          a. Principal Hotel Limited an Australia corporation, which is the hotel operating/managing company of the BT Hotel Group.

Item 25.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

       (ii)    The  corporate   representative  actually  received  an  improper
               personal benefit in money, property, or services; or

      (iii)    In  the  case  of  any   criminal   proceeding,   the   corporate
               representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Item 26.  Business or Other Connection of Investment Adviser

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

  *John E. Aschenbrenner        Principal         See Part B
   Director                     Financial Group

   Patricia A. Barry            Same              Counsel
   Assistant Corporate                            Principal Life Insurance
   Secretary                                      Company

  *Craig L. Bassett             Same              See Part B
   Treasurer

  *Michael J. Beer              Same              See Part B
   Executive Vice President

  *Jill R. Brown                Same              See Part B
   Vice President and
   Chief Financial Officer

   Timothy E. Dohlman           Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

  *Ralph C. Eucher              Same              See Part B
   President and Director

  *Arthur S. Filean             Same              See Part B
   Sr. Vice President

   Michael P. Finnegan          Same              Second Vice President -
   Senior Vice President -                        Investment Services
   Investment Services                            Principal Life Insurance
                                                  Company

   Paul N. Germain              Same              Vice President -
   Vice President -                               Mutual Fund Operations
   Mutual Fund Operations                         Princor Financial Services
                                                  Corporation

  *Ernest H. Gillum             Same              See Part B
   Vice President - Product
   Development

   Joyce N. Hoffman             Same              Senior Vice President and
   Sr. Vice President and                         Corporate Secretary
   Corporate Secretary                            Principal Life Insurance
                                                  Company

   Jane E. Karli                Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

   Deanna L. Mankle             Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

  *Layne A. Rasmussen           Same              See Part B
   Controller -
   Mutual Funds

  *Michael D. Roughton          Same              See Part B
   Counsel

   James F. Sager               Same              Vice President
   Vice President                                 Princor Financial Services
                                                  Corporation

   Karen E. Shaff               Same              Senior Vice President &
   Director                                       General Counsel
                                                  Principal Life Insurance
                                                  Company

  *Jean B. Schustek             Same              See Part B
   Assistant Vice President -
   Registered Products

  *Larry D. Zimpleman           Same              See Part B
   Chairman of the Board &
   Director

Principal Management Corporation serves as investment adviser and dividend disbursing and transfer agent for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. - funds sponsored by Principal Life Insurance Company.

Item 27.       Principal Underwriters

(a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

  (b)      (1)                         (2)
                                       Positions
                                       and offices
  Name and principal                   with principal
  business address                     underwriter

     Lindsay L. Amadeo                Assistant Director -
     The Principal                    Marketing Services
     Financial Group
     Des Moines, IA 50392

     John E. Aschenbrenner            Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Patricia A. Barry                Assistant Corporate Secretary
     The Principal
     Financial Group
     Des Moines, IA 50392

     Craig L. Bassett                 Treasurer
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael J. Beer                  Executive Vice President
     The Principal
     Financial Group
     Des Moines, IA  50392

     David J. Brown                   Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jill R. Brown                    Vice President and
     The Principal                    Chief Financial Officer
     Financial Group
     Des Moines, IA 50392

     P. Scott Cawley                  Product Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Ralph C. Eucher                  Director and
     The Principal                    President
     Financial Group
     Des Moines, IA  50392

     Arthur S. Filean                 Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael P. Finnegan              Senior Vice President -
     The Principal                    Investment Services
     Financial Group
     Des Moines, IA  50392

     Paul N. Germain                  Vice President -
     The Principal                    Mutual Fund Operations
     Financial Group
     Des Moines, IA  50392

     Ernest H. Gillum                 Vice President -
     The Principal                    Product Development
     Financial Group
     Des Moines, IA 50392

     Susan R. Haupts                  Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Joyce N. Hoffman                 Sr. Vice President and
     The Principal                    Corporate Secretary
     Financial Group
     Des Moines, IA 50392

     Peter R. Kornweiss               Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Elise M. Pilkington              Assistant Director -
     The Principal                    Retirement Consulting
     Financial Group
     Des Moines, IA  50392

     Martin R. Richardson             Operations Officer -
     The Principal                    Broker/Dealer Services
     Financial Group
     Des Moines, IA 50392

     Michael D. Roughton              Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     James F. Sager                   Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jean B. Schustek                 Assistant Vice President -
     The Principal                    Registered Products
     Financial Group
     Des Moines, IA  5092

     Kyle R. Selberg                  Vice President-Marketing
     The Principal
     Financial Group
     Des Moines, IA 50392

     Karen E. Shaff                   Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Minoo Spellerberg                Assistant Vice President and
     The Principal                    Compliance Officer
     Financial Group
     Des Moines, IA  50392

     Jamie K. Stenger                 Assistant Director - Compliance
     The Principal
     Financial Group
     Des Moines, IA  50392

     Larry D. Zimpleman               Chairman of the Board and
     The Principal                    Director
     Financial Group
     Des Moines, IA  50392

               (c)    Inapplicable.

Item 28.       Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               Indemnification

     Reference is made to Item 27 above, which discusses circumstances under which directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities and expenses incurred by them by reason of being a director or officer of the Registrant.

     Notwithstanding the provisions of Registrant's Articles of Incorporation and Bylaws, the Registrant hereby makes the following undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the Registrant, in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

               Shareholder Communications

     Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications

               Delivery of Annual Report to Shareholders

     The registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 27th day of September, 2004.


                                       Principal Investors Fund, Inc.
                                                  (Registrant)


                                       By   /s/ R. C. Eucher
                                          ______________________________________
                                           R. C. Eucher
                                           Director, President and
                                           Chief Executive Officer


Attest:


/s/ A. S. Filean
______________________________________
A. S. Filean
Senior Vice President and Secretary


     Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                         Title                          Date



/s/ R. C. Eucher
_____________________________      Director, President and    September 27, 2004
R. C. Eucher                       Chief Executive Officer    __________________
                                   (Principal Executive
                                   Officer)

   (L. D. Zimpleman)*
_____________________________      Director and               September 27, 2004
L. D. Zimpleman                    Chairman of the Board      __________________


/s/ J. R. Brown
_____________________________      Vice President and         September 27, 2004
J. R. Brown                        Chief Financial Officer    __________________
                                   (Principal Accounting
                                   Officer)

   (J. E. Aschenbrenner)*
_____________________________      Director                   September 27, 2004
J. E. Aschenbrenner                                           __________________


   (J. D. Davis)*
_____________________________      Director                   September 27, 2004
J. D. Davis                                                   __________________



   (R. W. Gilbert)*
_____________________________      Director                   September 27, 2004
R. W. Gilbert                                                 __________________


   (M. A. Grimmett)*
_____________________________      Director                   September 27, 2004
M. A. Grimmett                                                __________________

   (W. C. Kimball)*
_____________________________      Director                   September 27, 2004
W. C. Kimball                                                 __________________


   (B. A. Lukavsky)*
_____________________________      Director                   September 27, 2004
B. A. Lukavsky                                                __________________


                                        *By    /s/ R. C. Eucher
                                           _____________________________________
                                           R. C. Eucher
                                           President and Director

                                           Pursuant to Powers of Attorney
                                           Previously Filed or Included